QUESTIONS & ANSWERS

WILSHIRE VARIABLE INSURANCE TRUST

Balanced Fund
Equity Fund
Income Fund
International Equity Fund
Small Cap Fund
Socially Responsible Fund
2015 ETF Fund
2025 ETF Fund
2035 ETF Fund
(the “Funds”)

While we encourage you to read the full text of the enclosed Prospectus/Proxy Statement for each series of the Wilshire Variable Insurance Trust (the “Trust”) listed above, here is a brief overview of the proposal(s) affecting your Fund, which will require your vote.

Proposal to Merge Funds (for the Equity Fund, Income Fund, International Equity Fund, Small Cap Fund and Socially Responsible Fund only)

Q.	What is happening?

A.
Wilshire Associates Incorporated (“Wilshire”) has proposed the mergers of the Equity Fund, Income Fund, International Equity Fund, Small Cap Fund and Socially Responsible Fund (each, an “Acquired Fund” and collectively, the “Acquired Funds”) into the Balanced Fund.  The Balanced Fund and Acquired Funds are referred to herein each as a “Fund” and collectively as the “Funds.”  Wilshire serves as the investment adviser to each of the Funds.  At or around the closing of the mergers, it is expected that the Balanced Fund will change its name to the Wilshire Global Allocation Fund.

Q.	Why am I receiving this Prospectus/Proxy Statement?

A.	At the upcoming special meeting on September 17, 2014, shareholders of the Acquired Funds will be asked to vote on the following proposal:

PROPOSAL 1:  To approve an Agreement and Plan of Reorganization providing for the merger of each Acquired Fund into the Balanced Fund.

After carefully reviewing the proposal, the Board of Trustees (the “Board”) has determined that the proposal is in the best interests of your Fund.  The Board unanimously recommends that you vote for each proposed merger, as applicable.

Q.	Why has this proposal been made for my Fund?

A.
In light of each Acquired Fund’s lack of expected asset growth, Wilshire proposed the merger of each Acquired Fund into the Balanced Fund.  At the current and expected asset levels, none of the Acquired Funds has critical mass, and Wilshire believes the larger combined Balanced Fund may be better positioned in the market to further increase asset size and achieve economies of scale.

Although each Acquired Fund has a different investment objective and different investment strategies than the Balanced Fund, the Balanced Fund currently pursues its investment objective by investing in the same underlying funds in which the Equity, International Equity and Small Cap Funds invest (although in different percentages) and by investing directly in certain of the same types of fixed income securities in which the Income Fund invests.  Despite the differences in investment objectives and strategies, Wilshire believes the Balanced Fund should provide shareholders of each Acquired Fund with a better overall investment opportunity.  Wilshire believes this proposal should provide several advantages:

·	The Balanced Fund should benefit from operational efficiencies and economies of scale that are expected to arise as a result of its larger net asset size following the mergers;

·	Shareholders will benefit from reduced net operating expenses following the mergers (with the exception of shareholders of the Income Fund);

·	Following the mergers, the Balanced Fund will offer Fund shareholders improved diversification and an improved overall risk/return profile; and

·	The mergers will provide Acquired Fund shareholders with a continuing investment alternative managed by Wilshire.

Q.	Will I have to pay federal income tax as a result of the merger of my Fund?

A.
Each merger is expected not to result in individual contract owners recognizing any gain or loss for federal income tax purposes.  However, if you choose to redeem or exchange your investment by surrendering your variable life insurance policy and/or variable annuity contract (each a “Contract”) or initiating a partial withdrawal, you may be subject to taxes and tax penalties.

Q.	Upon merger, how will the value of my investment change?

A.
The aggregate value of your investment will not change as a result of the merger.  It is likely, however, that the number of shares owned by your insurance company on your behalf will change as a result of the merger because your insurance company’s shares will be exchanged at the net asset value per share of the Balanced Fund, which will probably be different from the net asset value per share of your Acquired Fund.

Q.	When would the merger take place?

A.
If approved, each merger would occur on or about September 22, 2014 or as soon as reasonably practicable after shareholder approval is obtained.  Shortly after completion of each merger, shareholders whose accounts are affected by a merger (i.e., your insurance company) will receive a confirmation statement reflecting their new account number and the number of shares of the Balanced Fund they are receiving.  Subsequently, you will be notified of changes to your account information by your insurance company.

Q.	Are the mergers related?

A.
While each Acquired Fund is proposed to merge into the Balanced Fund, each Acquired Fund’s shareholders will vote separately on the merger of their Fund into the Balanced Fund.  The merger of one Acquired Fund into the Balanced Fund is not contingent upon the approval of the other Acquired Funds’ shareholders.  Each merger is separate and distinct from the other.

Q.	How do total operating expenses compare between the Funds?

A.
Total operating expenses of the Balanced Fund immediately following the mergers are expected to be lower as compared to the current total operating expenses of the Balanced Fund and each Acquired Fund, other than the Income Fund.  Shareholders of the Income Fund will experience an increase in operating expenses attributable to the higher costs associated with a multi-asset class fund versus a fixed income fund.  Please see pages 2-5 in the Prospectus/Proxy Statement for additional information, including a pro forma expense table assuming shareholder approval of the proposed mergers.

Q.	What happens if the proposed mergers are not approved?

A.
Each proposed merger will occur only if such Acquired Fund’s shareholders approve the proposal.  If an Acquired Fund’s shareholders do not approve the merger, the Acquired Fund will continue in existence until the Board takes other action.

Q.	Who will pay for the costs associated with this proposal?

A.	The Balanced Fund will bear the costs associated with the proposed mergers.

Proposals for the Balanced Fund

Q.	Why am I receiving this Prospectus/Proxy Statement?

A.	At the upcoming special meeting, shareholders of the Balanced Fund will be asked to vote on the following proposals:

Proposal 2: To approve an amendment to the investment advisory agreement (the “Amended Advisory Agreement”) for the Balanced Fund; and

Proposal 3:  To approve changes to certain of the Balanced Fund’s fundamental investment policies.

In addition, effective July 8, 2014,  Guggenheim Partners Investment Management, LLC (“Guggenheim”) was appointed as sub-adviser to the Balanced Fund.  The Prospectus/Proxy Statement also provides information about Guggenheim and the new sub-advisory agreement for the Balanced Fund between Guggenheim and Wilshire.  You are not being asked to vote on the sub-advisory agreement.

Q.	Why is the Board of Trustees recommending these changes?

A.
The Board of Trustees of the Trust approved the proposals for a number of reasons.  Wilshire proposed the Amended Advisory Agreement to align the compensation provided under the investment advisory agreement with other funds Wilshire advises that invest in unaffiliated funds so that the Balanced Fund would pay an advisory fee on assets invested in unaffiliated investment companies, including exchange-traded funds.  The Board of Trustees considered that, although there may be an increase in the investment advisory fee, Wilshire has contractually agreed (pending shareholder approval of the mergers and the Amended Advisory Agreement) to limit Fund expenses through August 13, 2015.  The Board of Trustees then determined that it was in the best interests of the Balanced Fund to approve the Amended Advisory Agreement.

Wilshire also recommended that the Balanced Fund change certain of its fundamental policies.  As described in more detail in the enclosed Prospectus/Proxy Statement, many of the fundamental policies were adopted in response to regulatory or other requirements that no longer apply.  The proposed changes would allow the Fund greater flexibility in its ability to make certain investments.  The principal investment strategies of the Fund are not expected to materially change as a result of these proposals.  After considering the proposals, the Board of Trustees concluded that the proposed changes to the fundamental investment policies of the Balanced Fund were in the best interests of the Fund.

The Board recommends that you vote FOR each of the proposals.

Q.	How will the Amended Advisory Agreement affect the expenses of the Balanced Fund?

A.
The first proposal includes a change in the way the advisory fee that is paid to Wilshire is calculated, which may increase the total gross expenses of the Balanced Fund.  However, assuming that shareholders approve the proposed mergers and the proposed Amended Advisory Agreement, Wilshire has contractually agreed to limit the Balanced Fund’s expenses to 0.50% (excluding taxes, brokerage expenses, dividend expenses on short securities, acquired fund fees and expenses and extraordinary expenses) through August 13, 2015.

Q.	How does the Board recommend that I vote?

A.
After careful consideration of the proposals, the Board approved the proposals and recommends that you vote in favor of each proposal.  The reasons for the Board’s recommendations are discussed in more detail in the enclosed Prospectus/Proxy Statement.

Q.	What happens if a proposal for the Balanced Fund is not approved?

A.	If shareholders of the Balanced Fund do not approve the Amended Advisory Agreement, the current investment advisory agreement will continue in effect.

If shareholders do not approve the changes in the fundamental policies of the Balanced Fund, the applicable current policy(ies) will continue in effect.

The proposals are not contingent on each other.  Accordingly, one proposal may be approved and another proposal may not be approved.

Q.	Who will pay for the costs associated with the proposals for the Balanced Fund?

A.	The Balanced Fund will bear the costs associated with the proposals.

Proposal to Elect Board Members (for all Funds)

Q.	Who are being nominated to serve as Board members?

A.	There are six nominees, five of whom currently serve as Board members of the Trust and three of whom have previously been elected by shareholders.

Q.	How does the Board recommend that I vote?

A.	Your Trust’s Board recommends that you vote FOR each of the nominees.

Q.	Who will pay for the costs associated with the proposal to elect Board members?

A.	The Funds will bear the costs associated with this proposal.

General

Q.	I am the owner of a Contract offered by my insurance company. I am not a shareholder of a Fund. Why am I being asked to vote on a proposal for Fund shareholders?

A.
You have previously directed your insurance company to invest certain proceeds relating to your Contract in one or more of the Funds.  Although you receive the gains, losses and income from this investment, your insurance company holds on your behalf any shares corresponding to your investment in a Fund.  Thus, you are not the “shareholder”; rather, your insurance company is the shareholder.  However, you have the right to instruct your insurance company on how to vote the Fund shares corresponding to your investment through your Contract.  It is your insurance company, as the shareholder, that will actually vote the shares corresponding to your investment (likely by executing a proxy card) once it receives instructions from its Contract owners.

The attached Prospectus/Proxy Statement is used to solicit voting instructions from you and other owners of Contracts.  All persons entitled to direct the voting of shares of a Fund, whether or not they are shareholders, are described as voting for purposes of the Prospectus/Proxy Statement.

Q.	How can I vote?

A.
You can vote or provide voting instructions for shares beneficially held through your Contract by mail, phone or over the Internet, using the enclosed voting instruction form/proxy card, or in person at the special meeting.

Q.	If I send in my voting instructions as requested, can I change my vote later?

A.
Shareholders may revoke proxies at any time before they are voted at the special meeting either (i) by sending a written revocation to the Secretary of the Trust as explained in the Prospectus/Proxy Statement; (ii) by properly executing a later-dated proxy that is received by the Trust at or prior to the special meeting via the phone or Internet; or (iii) by attending the special meeting and voting in person.  Only a shareholder may execute or revoke a proxy.  However, as a Contract owner, you have the right to revoke your voting instructions.  Contract owners may revoke a voting instruction form by properly executing a later-dated voting instruction form that is received prior to the special meeting.

Q.	Whom should I call for additional information about this Prospectus/Proxy Statement?

A.	Please call shareholder services at 1-888-200-6796.

Wilshire Variable Insurance Trust

Balanced Fund
Equity Fund
Income Fund
International Equity Fund
Small Cap Fund
Socially Responsible Fund
2015 ETF Fund
2025 ETF Fund
2035 ETF Fund

A Message from the President of Wilshire Variable Insurance Trust

August 14, 2014

Dear Contract Owner:

Enclosed is a Prospectus/Proxy Statement for the Balanced Fund, Equity Fund, Income Fund, International Equity Fund, Small Cap Fund, Socially Responsible Fund, 2015 ETF Fund, 2025 ETF Fund and 2035 ETF Fund (the Equity Fund, Income Fund, International Equity Fund, Small Cap Fund and Socially Responsible Fund are each an “Acquired Fund” and collectively, the “Acquired Funds”) (the Balanced Fund, 2015 ETF Fund, 2025 ETF Fund, 2035 ETF Fund and the Acquired Funds are collectively the “Funds”), each a series of the Wilshire Variable Insurance Trust (the “Trust”) in which your variable annuity contract holds an interest as of July 18, 2014.  The Prospectus/Proxy Statement contains important proposals relating to your Fund for you to consider.  You are eligible to provide voting instructions on how to vote on the proposals because shares of one or more of the Funds were beneficially held through your variable annuity contract on July 18, 2014.

We are asking for your vote on the following matters:

Proposal	Fund
(1) To approve an Agreement and Plan of Reorganization providing for the merger of each Acquired Fund into the Balanced Fund.	Equity Fund, Income Fund, International Equity Fund, Small Cap Fund and Socially Responsible Fund
(2) To approve an amendment to the Investment Advisory Agreement with Wilshire Associates Incorporated.	Balanced Fund
(3) To approve changes to the Balanced Fund’s fundamental investment policies.	Balanced Fund
(4) To elect six Board members to the Board of Trustees of the Trust.	Balanced Fund, Equity Fund, Income Fund, International Equity Fund, Small Cap Fund, Socially Responsible Fund, 2015 ETF Fund, 2025 ETF Fund and 2035 ETF Fund

The Board of Trustees (the “Board”) approved the proposals and urges you to vote “FOR” the proposals.

Included in this booklet is information about the upcoming shareholders’ meeting:

·	A Notice of a Special Meeting of Shareholders, which summarizes the proposal(s) for which you are being asked to provide voting instructions; and

·	A Prospectus/Proxy Statement, which provides detailed information on each Fund, the specific proposals being considered at the shareholders’ meeting, and why each proposal is being made.

The enclosed materials provide more information about the proposals.  Your voting instructions are important to us, no matter how many shares are held through your contract.  After you review the enclosed materials, we ask that you provide voting instructions FOR the proposal(s).  Please provide voting instructions for the proposal(s) by completing, dating and signing your voting instruction form, and mailing it to us today.  In addition, the enclosed materials provide information about Guggenheim Partners Investment Management, LLC (“Guggenheim”), the new sub-adviser for the Balanced Fund, and the related sub-advisory agreement between Guggenheim and Wilshire, which does not require shareholder approval.

We need your voting instructions and urge you to review the enclosed materials thoroughly.  Once you’ve determined how you would like your interests to be represented, please promptly complete, sign, date and return the enclosed voting instruction form.  A postage-paid envelope is enclosed for mailing.  You may receive more than one voting instruction form.  If so, please vote each one.

I’m sure that you, like most people, lead a busy life and are tempted to put this Prospectus/Proxy Statement aside for another day.  Please don’t.  Your prompt return of the enclosed voting instruction form may save the necessity and expense of further solicitations.

Your vote is important to us.  We appreciate the time and consideration I am sure you will give to this important matter.  If you have questions about any proposal, please contact shareholder services at 1-888-200-6796.

Thank you for your continued support.

Sincerely, Jason Schwarz President Wilshire Variable Insurance Trust

Wilshire Variable Insurance Trust
1299 Ocean Avenue, Suite 700
Santa Monica, CA 90401

Balanced Fund
Equity Fund
Income Fund
International Equity Fund
Small Cap Fund
Socially Responsible Fund
2015 ETF Fund
2025 ETF Fund
2035 ETF Fund
(the “Funds”)

NOTICE OF A SPECIAL MEETING OF SHAREHOLDERS
OF THE FUNDS

To the Shareholders:

Notice is hereby given that a special meeting of shareholders (the “Special Meeting”) of the Balanced Fund, Equity Fund, Income Fund, International Equity Fund, Small Cap Fund, Socially Responsible Fund, 2015 ETF Fund, 2025 ETF Fund and 2035 ETF Fund (the Equity Fund, Income Fund, International Equity Fund, Small Cap Fund and Socially Responsible Fund are each an “Acquired Fund” and collectively, the “Acquired Funds”), each a series of the Wilshire Variable Insurance Trust, a Delaware statutory trust (the “Trust”), will be held at the offices of Wilshire Associates Incorporated, 1299 Ocean Avenue, Suite 700, Santa Monica, California on September 17, 2014, at 9:00 a.m., Pacific Time, to consider the following:

Proposal 1:  For shareholders of the Acquired Funds, approving an Agreement and Plan of Reorganization and the transactions it contemplates, including the transfer of all of the assets of an Acquired Fund to the Balanced Fund in exchange for shares of the Balanced Fund and the assumption by the Balanced Fund of all liabilities of the Acquired Fund, and the distribution of such shares to the shareholders of the Acquired Fund in complete liquidation and termination of the Acquired Fund.

Proposal 2: For shareholders of the Balanced Fund only, approving an amendment to the Investment Advisory Agreement with Wilshire Associates Incorporated.

Proposal 3: For shareholders of the Balanced Fund only, approving changes in the fundamental investment policies of the Fund.

Proposal 4:  For shareholders of the Funds, to elect six Board members to the Board of Trustees of the Trust.

The persons named as proxies will vote in their discretion on any other business that may properly come before the Special Meeting or any adjournments or postponements thereof.

The Board of Trustees has fixed the close of business on July 18, 2014 as the record date for determining the shareholders of the Funds entitled to notice of and to vote at the Special Meeting or any adjournments thereof.

In the event that the necessary quorum to transact business or the vote required to approve a merger is not obtained at the Special Meeting, the persons named as proxies may propose one or more adjournments of the Special Meeting in accordance with applicable law to permit such further solicitation of proxies as may be deemed necessary or advisable.

By order of the Board of Trustees
Reena S. Lalji Secretary, Wilshire Variable Insurance Trust

August 14, 2014

WE URGE YOU TO MARK, SIGN, DATE AND MAIL THE ENCLOSED PROXY CARD OR VOTING INSTRUCTION FORM IN THE POSTAGE-PAID ENVELOPE PROVIDED OR VOTE BY PHONE OR OVER THE INTERNET SO THAT YOU WILL BE REPRESENTED AT THE SPECIAL MEETING.

IMPORTANT INFORMATION
FOR OWNERS OF VARIABLE ANNUITY OR
LIFE INSURANCE CONTRACTS INVESTED IN

Wilshire Variable Insurance Trust

Balanced Fund
Equity Fund
Income Fund
International Equity Fund
Small Cap Fund
Socially Responsible Fund
2015 ETF Fund
2025 ETF Fund
2035 ETF Fund

This document contains a Prospectus/Proxy Statement and a voting instruction form.  You can use your voting instruction form to tell your insurance company how to vote on your behalf on important issues relating to your investment in one or more funds listed above.  If you complete and sign the voting instruction form, your insurance company will vote the shares corresponding to your insurance contract exactly as you indicate.  If you simply sign the voting instruction form, your insurance company will vote the shares corresponding to your insurance contract in favor of each of the proposals.  If you do not return your voting instruction form, your insurance company will vote your shares in the same proportion as shares for which instructions have been received.

We urge you to review the Prospectus/Proxy Statement carefully and fill out your voting instruction form and return it by mail.  You may receive more than one voting instruction form.  If so, please return each one.  Your prompt return of the enclosed voting instruction form may save the necessity and expense of further solicitations.

We want to know how you would like your interests to be represented.  Please take a few minutes to read these materials and return your voting instruction form.

If you have any questions, please contact shareholder services at 1-888-200-6796.

PROSPECTUS/PROXY STATEMENT

August 14, 2014

Wilshire Variable Insurance Trust
1299 Ocean Avenue, Suite 700
Santa Monica, California 90401
(310) 451-3051

This Prospectus/Proxy Statement is being furnished in connection with the solicitation of proxies by and on behalf of the Board of Trustees (the “Board”) of Wilshire Variable Insurance Trust (the “Trust”) in connection with its Special Meeting of Shareholders to be held on September 17, 2014 at 9:00 a.m. Pacific time and at any and all postponements or adjournments thereof (the “Special Meeting”), at the offices of Wilshire Associates Incorporated (“Wilshire” or the “Adviser”), the investment adviser for the Balanced Fund, Equity Fund, Income Fund, International Equity Fund, Small Cap Fund, Socially Responsible Fund, 2015 ETF Fund, 2025 ETF Fund and 2035 ETF Fund (each, a “Fund” and collectively, the “Funds”), 1299 Ocean Avenue, Suite 700, Santa Monica, California 90401.  Each Fund is a series of the Trust, which is an open-end, registered management investment company.

Shareholders of the Equity Fund, Income Fund, International Equity Fund, Small Cap Fund and Socially Responsible Fund (each, an “Acquired Fund and collectively, the “Acquired Funds”) are being asked to consider and approve the merger of each Acquired Fund into the Balanced Fund.  As a result of each proposed merger, each shareholder of an Acquired Fund will receive a number of full and fractional shares of the Balanced Fund equal in value as of the Valuation Date (as defined in the Agreement and Plan of Reorganization) to the total value of such shareholder’s Acquired Fund shares.  Shareholders of the Balanced Fund are being asked to approve an amendment to the investment advisory agreement and changes to certain of the Balanced Fund’s fundamental investment policies.  Shareholders of each Fund are being asked to elect six Board members to the Board of Trustees of the Trust.

The following table provides a summary of all of the proposals and indicates which Fund(s) are being solicited for each proposal:

Proposal	Balanced Fund	Equity Fund	Income Fund	International Equity Fund	Small Cap Fund	Socially Responsible Fund	2015 ETF Fund	2025 ETF Fund	2035 ETF Fund
(1) To approve an Agreement and Plan of Reorganization providing for the merger of each Acquired Fund into the Balanced Fund.		x	x	x	x	x
(2) To approve an amendment to the Investment Advisory Agreement with Wilshire Associates Incorporated.	x
(3) To approve fundamental investment policy changes as follows:
(a) Changes to the senior securities and borrowing policy	x
(b) Elimination of oil, gas, mineral and exploration or development policy	x
(c) Elimination of margin and short sales policy	x

Proposal	Balanced Fund	Equity Fund	Income Fund	International Equity Fund	Small Cap Fund	Socially Responsible Fund	2015 ETF Fund	2025 ETF Fund	2035 ETF Fund
(d) Elimination of officer and trustee investments policy	x
(e) Change to concentration policy	x
(f) Elimination of unseasoned issuers policy	x
(g) Elimination of pledging policy	x
(h) Change to real estate and commodities policy	x
(i) Elimination of investing for control policy	x
(j) Change to lending policy	x
(k) Change to underwriting; illiquid and restricted securities policy	x
(l) Change to diversification policy	x
(m) Elimination of investment company policy	x
(4) To elect six Board members to the Board of Trustees of the Trust.	x	x	x	x	x	x	x	x	x

This document also serves as an Information Statement with respect to the appointment of Guggenheim Partners Investment Management, LLC (“Guggenheim”) as sub-adviser to the Balanced Fund, effective July 8, 2014.

This Prospectus/Proxy Statement explains what you should know before voting on the proposals described in this Prospectus/Proxy Statement or investing in the Balanced Fund.  Please read it carefully and keep it for future reference.

This Prospectus/Proxy Statement is first being sent to shareholders of the Funds on or about August 18, 2014.  Shareholders of record as of July 18, 2014 are entitled to vote at the Special Meeting or any adjournments thereof.

The securities offered by this Prospectus/Proxy Statement have not been approved or disapproved by the Securities and Exchange Commission (the “SEC”), nor has the SEC passed upon the accuracy or adequacy of this Prospectus/Proxy Statement.  Any representation to the contrary is a criminal offense.

The following documents have been filed with the SEC and are incorporated into this Prospectus/Proxy Statement by reference:  (i) the prospectus of the Balanced Fund and the Acquired Funds, dated May 1, 2014, as supplemented through the date of this Prospectus/Proxy Statement (File No. 333-15881), a copy of which, if applicable, is included with this Prospectus/Proxy Statement; (ii) the statement of additional information of the Balanced Fund and the Acquired Funds, dated May 1, 2014, as supplemented through the date of this Prospectus/Proxy Statement (File No. 333-15881); (iii) the statement of additional information relating to the proposed mergers, dated August 14, 2014 (the “Merger SAI”) (File No. 333-197404); and (iv) the audited financial statements of the Balanced Fund and the Acquired Funds included in the Balanced Fund and the Acquired Funds’ Annual Report to Shareholders for the fiscal year ended December 31, 2013 (File No.  811-07917). No other parts of the statement of additional information or annual report are incorporated by reference herein.

The financial highlights of the Balanced Fund contained in the Funds’ Annual Report for the fiscal year ended December 31, 2013 are attached as Appendix B to this Prospectus/Proxy Statement.

Shareholders may receive free copies of the Funds’ annual reports, semiannual reports, prospectuses, statement of additional information or the Merger SAI, request other information about a Fund or make shareholder inquiries by contacting their insurance company.  Copies of certain of these documents are also available on the Funds’ website at http://advisor.wilshire.com/vitdocuments.

The Trust is subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended (the “1940 Act”), and in accordance therewith files reports, proxy statements and other information with the SEC.  You may review and copy information about the Funds, including the prospectus and the statement of additional information (for a duplication fee), at the SEC’s public reference room at 100 F Street, N.E., Washington, D.C. 20549; at the Northeast Regional Office (3 World Financial Center, New York, New York 10281) and at the Midwest Regional Office (175 West Jackson Boulevard, Suite 900, Chicago, Illinois 60661).  You may call the SEC at 1-202-551-5850 for information about the operation of the public reference room.  You may obtain copies of this information, with payment of a duplication fee, by electronic request at the following e-mail address:  publicinfo@sec.gov, or by writing the SEC’s Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549.  You may also access reports and other information about the Funds on the EDGAR database on the SEC’s Internet site at http://www.sec.gov.

Share of the Funds are not deposits or obligations of, or guaranteed or endorsed by, any financial institution, are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other agency, and involve risk, including the possible loss of the principal amount invested.

The Funds are available exclusively as a pooled funding vehicle for variable life insurance policies and variable annuity contracts (each a “Contract”) offered by the separate accounts, or sub-accounts thereof, of certain life insurance companies (“Participating Insurance Companies”).  The Participating Insurance Companies own shares of a Fund as depositors for the owners of their respective Contracts (each a “Contract Owner”).  Thus, individual Contract Owners are not the “shareholders” of a Fund.  Rather, the Participating Insurance Companies and their separate accounts are the shareholders.  Each Participating Insurance Company will offer to Contract Owners the opportunity to instruct it as to how it should vote shares held by it and the separate accounts.  A Participating Insurance Company must vote the shares of an Acquired Fund held in its name as directed.  In the absence of voting directions on any voting instruction form that is signed and returned, the Participating Insurance Company will vote the interest represented thereby in favor of a proposal.  If a Participating Insurance Company does not receive voting instructions for all of the shares of an Acquired Fund held under the Contracts, it will vote all of the shares in the relevant separate accounts with respect to a proposal, for, against, or abstaining, in the same proportion as the shares of such Fund for which it has received instructions from Contract Owners (i.e., echo voting).  As a result, a small number of Contract Owners may determine the outcome of the proposals included herein.  This Prospectus/Proxy Statement is used to solicit voting instructions from Contract Owners, as well as to solicit proxies from the Participating Insurance Companies and the actual shareholders of the Funds.  All persons entitled to direct the voting of shares, whether or not they are shareholders, are described as voting for purposes of this Prospectus/Proxy Statement.  This Prospectus/Proxy Statement, along with the Notice of a Special Meeting of Shareholders and the proxy card or voting instruction form, is being mailed to shareholders and Contract Owners on or about August 18, 2014.

WILSHIRE VARIABLE INSURANCE TRUST
1299 Ocean Avenue, Suite 700
Santa Monica, CA 90401
(310) 451-3051

I.  PROPOSAL 1:  APPROVAL OF AN AGREEMENT AND PLAN OF REORGANIZATION PROVIDING
FOR THE MERGER OF EACH ACQUIRED FUND INTO THE BALANCED FUND

A.  SYNOPSIS

The responses to the questions that follow provide an overview of key points typically of concern to shareholders considering a proposed merger between mutual funds.  These responses are qualified in their entirety by the remainder of this Prospectus/Proxy Statement, which you should read carefully because it contains additional information and further details regarding the proposed mergers.

1.  What is being proposed?

The Board of the Trust, of which each Acquired Fund (and the Balanced Fund) is a series, are recommending that shareholders approve the transactions contemplated by an Agreement and Plan of Reorganization (the “Agreement”) (as described below which is attached hereto as Appendix A), each of which we refer to as a “merger” of an Acquired Fund into the Balanced Fund.  If approved by shareholders, all of the assets of an Acquired Fund will be transferred to the Balanced Fund solely in exchange for the issuance and delivery to the Acquired Fund of voting shares of the Balanced Fund (“Balanced Fund Shares”) with a value equal to the value of the Acquired Fund’s assets net of liabilities, and for the assumption by the Balanced Fund of all liabilities of the Acquired Fund.  Immediately following the transfer, the Balanced Fund Shares received by each Acquired Fund will be distributed pro-rata to each of its shareholders of record.  At or around the closing of the mergers, it is expected that the Balanced Fund will change its name to the Wilshire Global Allocation Fund.

In light of each Acquired Fund’s lack of expected asset growth, Wilshire proposed the merger of each Acquired Fund into the Balanced Fund.  At the current and expected asset levels, none of the Acquired Funds has critical mass, and Wilshire believes the larger combined Balanced Fund may be better positioned in the market to further increase asset size and achieve economies of scale.

Although each Acquired Fund has a different investment objective and different investment strategies than the Balanced Fund, the Balanced Fund currently pursues its investment objective by investing in the same underlying funds in which the Equity, International Equity and Small Cap Funds invest (although in different percentages) and by investing directly in certain of the same types of fixed income securities in which the Income Fund invests.  Despite the differences in investment objectives and strategies, Wilshire believes the Balanced Fund should provide shareholders of each Acquired Fund with a better overall investment opportunity.

2.  What will happen to my investment in the Acquired Fund as a result of the merger?

Your investment in the Acquired Fund will, in effect, be exchanged for an investment in the Balanced Fund with an equal aggregate net asset value as of the Valuation Date (as defined in the Agreement).

3.  Why has the Board of the Trust recommended that shareholders of the Acquired Funds approve the mergers?

The Board believes that the mergers would be in the best interests of the Funds.  In approving the mergers, the Board considered a number of factors in reaching its determination, including the following:

1

·	the similarities and differences in each Acquired Fund’s and the Balanced Fund’s investment objective and principal investment strategies;

·	a comparison of each Acquired Fund’s and the Balanced Fund’s relative risks;

·	a comparison of each Acquired Fund’s and the post-merger Balanced Fund’s relative sizes;

·	the investment performance of each Acquired Fund compared to the projected performance of the Balanced Fund;

·	a comparison of the fees and expense ratios of each Acquired Fund and the post-merger Balanced Fund, including an expense limitation agreed to by the Adviser;

·	the expected costs of the mergers and the extent to which the Funds would bear any such costs;

·	the terms of the mergers and whether the mergers would dilute the interests of shareholders of the Funds; and

·	alternatives to the mergers.

For a more detailed discussion of the Board’s considerations regarding the approval of the mergers, see “The Board’s Approval of the Mergers.”

The Board of the Trust has concluded that: (1) the mergers are in the best interests of the Acquired Funds, and (2) the interests of the existing shareholders of the Acquired Funds will not be diluted as a result of the mergers.  Accordingly, the Board of the Trust unanimously recommends approval of the Agreement.

4.  How do the expense ratios and management fee rates of an Acquired Fund compare to the Balanced Fund, and what are they estimated to be following each merger?

The Balanced Fund bears its proportionate share of the fees and expenses incurred by its investments in underlying funds in which it invests.  As reflected in the table below, based on the allocation of the Balanced Fund’s assets, it is expected that the total operating expense ratio of the Balanced Fund following the mergers will be lower than the current total operating expense ratios of the Acquired Funds, with the exception of the Income Fund. The total operating expense ratio of the Balanced Fund following the mergers will be 0.06% greater than the expense ratio of the Income Fund.

2

The following tables summarize the fees and expenses that each of the Acquired Funds incurred for the year ended December 31, 2013, and the pro forma estimated expense ratios of the Balanced Fund assuming consummation of the merger of the International Equity Fund into the Balanced Fund only, and assuming consummation of the mergers of all Acquired Funds into the Balanced Fund as of the first day of the fiscal year ended December 31, 2013.  The table below does not reflect expenses that apply to separate accounts or related annuity contracts, and if such expenses were reflected, fees would be higher.

Annual Fund Operating Expenses
(expenses that are deducted from fund assets)
(as a % of average net assets)

	Management Fee	Distribution (12b-1) Fee	Other Expenses	Acquired Fund Fees and Expenses	Gross Annual Expenses(1)	Less Fee Waiver/ Expense Cap(1)	Total Annual Operating Expenses(1)
Equity Fund(2)	0.23%	0.25%	0.23%	0.69%	1.40%	—	1.40%
Income Fund	0.55%	0.25%	0.42%	0.02%	1.24%	—	1.24%
International Equity Fund(3)	0.49%	0.25%	0.49%	0.66%	1.89%	-0.20%	1.69%
Small Cap Fund(4)	0.40%	0.25%	0.25%	0.79%	1.69%	-0.20%	1.49%
Socially Responsible Fund	0.85%	0.25%	0.23%	—	1.33%	—	1.33%
Balanced Fund(5)	0.17%	0.25%	0.18%	0.80%	1.40%	—	1.40%
Balanced Fund(5),(6),(8) (Pro forma combined, assuming consummation of the International Equity Fund merger only)	0.17%	0.25%	0.22%	0.80%	1.44%	-0.14%	1.30%
Balanced Fund(5),(7),(8),(9) (Pro forma combined, assuming consummation of mergers of all Acquired Funds into the Balanced Fund)	0.17%	0.25%	0.19%	0.80%	1.41%	-0.11%	1.30%

(1)
Wilshire has entered into a contractual management fee waiver agreement with the Trust on behalf of the International Equity Fund to waive 0.20% of its management fee, based on the average net daily assets of the Fund that are not invested in the Wilshire International Equity Fund.  Wilshire has also entered into a contractual management fee waiver agreement with the Trust on behalf of the Small Cap Fund to waive 0.20% of its management fee, based on the average net daily assets of the Fund that are not invested in the Small Company Growth Portfolio and the Small Company Value Portfolio.  These agreements to waive a portion of the management fee continue through at least April 30, 2015 or upon the termination of the Advisory Agreement.

(2)
The Equity Fund’s shareholders indirectly bear, pro rata, the expenses of the Fund’s assets invested in the Large Company Growth Portfolio and the Large Company Value Portfolio.  These indirect expenses are based on actual expense ratios for the Large Company Growth Portfolio and the Large Company Value Portfolio.  The Management Fee charged to the Fund (0.70%) is based on the average daily net assets of the Fund that are not invested in the Large Company Growth Portfolio and the Large Company Value Portfolio.  The Management Fee shown is restated based upon the Fund’s current allocation of the Fund’s underlying fund investments in accordance with its change in investment strategy effective April 2, 2013.  Future reallocation of the Fund’s investments in underlying funds could change the Management Fee.  Acquired Fund Fees and Expenses are restated to reflect the Fund’s current allocations to underlying fund investments in accordance with its change in investment strategy effective April 2, 2013.  Future reallocation of such investments could change Acquired Fund Fees and Expenses.

(3)
The International Equity Fund’s shareholders indirectly bear, pro rata, the expenses of the Fund’s assets invested in the Wilshire International Equity Fund.  These indirect expenses are based on actual expense ratios for the Wilshire International Equity Fund.  The Management Fee charged to the Fund (1.00%) is based on the average daily net assets of the Fund that are not invested in the Wilshire International Equity Fund. The Management Fee shown is restated based upon the Fund’s current allocation of the Fund’s underlying fund investments in accordance with its change in investment strategy effective April 2, 2013. Future reallocation of the Fund’s investments in underlying funds could change the Management Fee.  Acquired Fund Fees and Expenses are restated to reflect the Fund’s current allocations to underlying fund investments in accordance with its change in investment strategy effective April 2, 2013.  Future reallocation of such investments could change Acquired Fund Fees and Expenses.

3

(4)
The Small Cap Fund’s shareholders indirectly bear, pro rata, the expenses of the Fund’s assets invested in the Small Company Growth Portfolio and the Small Company Value Portfolio.  These indirect expenses are based on actual expense ratios for the Small Company Growth Portfolio and the Small Company Value Portfolio.  The Management Fee charged to the Fund (1.15%) is based on the average daily net assets of the Fund that are not invested in the Small Company Growth Portfolio and the Small Company Value Portfolio.  The Management Fee shown is restated based upon the Fund’s current allocation of the Fund’s underlying fund investments in accordance with its change in investment strategy effective April 2, 2013.  Future reallocation of the Fund’s investments in underlying funds could change the Management Fee.  Acquired Fund Fees and Expenses are restated to reflect the Fund’s current allocations to underlying fund investments in accordance with its change in investment strategy effective April 2, 2013.  Future reallocation of such investments could change Acquired Fund Fees and Expenses.

(5)
The Balanced Fund’s expenses are restated due to a change in the Fund’s allocation of underlying fund investments and the appointment of a sub-adviser to manage the direct fixed income securities investments of the Fund effective July 8, 2014.  The Balanced Fund’s shareholders indirectly bear, pro rata, the expenses of the Large Company Growth Portfolio, the Large Company Value Portfolio, the Small Company Growth Portfolio, the Small Company Value Portfolio and the Wilshire International Equity Fund. These indirect expenses are based on actual expense ratios for the Income Fund, the Large Company Growth Portfolio, the Large Company Value Portfolio, the Small Company Growth Portfolio, the Small Company Value Portfolio and the Wilshire International Equity Fund. The Large Company Growth Portfolio, the Large Company Value Portfolio, the Small Company Growth Portfolio, the Small Company Value Portfolio and the Wilshire International Equity Fund fees and expenses are not reflected in the Fund’s expense ratio as shown in the Financial Highlights table of Appendix B.  The Management Fee shown is restated based upon the change in the Fund’s allocation of underlying fund investments and the appointment of a sub-adviser to manage the direct fixed income securities of the Fund effective July 8, 2014.  Future reallocation of the Fund’s investments in underlying funds could change the Management Fee.  Acquired Fund Fees and Expenses are estimated to reflect the Fund’s current allocations to underlying fund investments. Future reallocation of such investments could change Acquired Fund Fees and Expenses.

(6)	The pro forma annual operating expenses for the Balanced Fund under this scenario is the maximum amount that a shareholder will bear.
(7)	The pro forma annual operating expenses for the Balanced Fund under this scenario is the minimum amount that a shareholder will bear.
(8)	While not all potential fund merger scenarios are presented, the maximum and minimum pro forma amounts that a shareholder of the Balanced Fund may bear have been presented.
(9)
Contingent upon shareholder approval of the proposed mergers and the proposed Amended Advisory Agreement, Wilshire has agreed to limit expenses for the Balanced Fund to 0.50% (excluding taxes, brokerage expenses, dividend expenses on short securities, acquired fund fees and expenses and extraordinary expenses) through August 13, 2015.

The tables are provided to help you understand the expenses of investing in the Funds and your share of the operating expenses that each Fund incurs and that Wilshire expects the combined Fund to incur in the first year following the merger.

Example

The example is intended to help you compare the cost of investing in each Fund and the pro forma cost of investing in the combined fund (i) assuming consummation of the International Equity Fund merger only and (ii) assuming consummation of all mergers.  The example assumes that you invest $10,000 for the time periods indicated and then redeem all of your shares at the end of those periods.  The example also assumes that your investment has a 5% return each year and that each Fund’s operating expenses remain the same. The example does not reflect expenses that apply to separate accounts or related annuity contracts, and if such expenses were reflected, fees would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

4

	1 Year	3 Years	5 Years	10 Years
Equity Fund	$143	$443	$766	$1,680
Income Fund	126	393	681	1,500
International Equity Fund	172	575	1,003	2,195
Small Cap Fund	152	513	899	1,981
Socially Responsible Fund	135	421	729	1,601
Balanced Fund	143	443	766	1,680
Balanced Fund (Pro forma combined, assuming consummation of the International Equity Fund merger only)	132	442	774	1,712
Balanced Fund (Pro forma combined, assuming consummation of mergers of all Acquired Funds into the Balanced Fund)	132	435	761	1,681

The table below compares the annual management fee schedules of the Funds expressed as a percentage of net assets.  As of December 31, 2013, the Equity Fund had net assets of $219,969,374, the Income Fund had net assets of $71,689,596, the International Equity Fund had nets assets of $36,116,245, the Small Cap Fund had net assets of $44,752,046, the Socially Responsible Fund had net assets of $56,222,916 and the Balanced Fund had net assets of $157,819,667.

Fund	Rate on the First $1 Billion of Fund Assets	Rate on Fund Assets in Excess of $1 Billion
Equity Fund	0.70%*	0.60%*
Income Fund	0.55%	0.45%
Small Cap Fund	1.15%**	1.05%**
International Equity Fund	1.00%***	0.90%***
Socially Responsible Fund	0.85%	0.75%
Balanced Fund	0.55%****	0.45%****

*
The Equity Fund invests in shares of the Large Company Growth Portfolio and the Large Company Value Portfolio.  The Adviser will only receive directly from the Equity Fund a fee based on the average daily net assets of the Equity Fund that are not invested in the Large Company Growth Portfolio and the Large Company Value Portfolio.

**
The Small Cap Fund invests in shares of the Small Company Growth Portfolio and the Small Company Value Portfolio.  The Adviser will only receive directly from the Small Cap Fund a fee based on the average daily net assets of the Small Cap Fund that are not invested in the Small Company Growth Portfolio or the Small Company Value Portfolio.

***
The International Equity Fund invests in shares of the Wilshire International Equity Fund.  The Adviser will only receive directly from the International Equity Fund a fee based on the average daily net assets of the International Equity Fund that are not invested in the Wilshire International Equity Fund.

****
The Balanced Fund invests in shares of the Large Company Growth Portfolio, the Large Company Value Portfolio, the Small Company Growth Portfolio, the Small Company Value Portfolio and the Wilshire International Equity Fund.   Currently, the Adviser will only receive directly from the Balanced Fund a fee based on the average daily net assets of the Balanced Fund that are not invested in an underlying fund.  As discussed under Proposal 2, shareholders of the Balanced Fund are being asked to approve an amendment to the investment advisory agreement so that the Adviser will only receive directly from the Balanced Fund, a fee based on the average daily net assets of the Balanced Fund that are not invested in an affiliated underlying fund.  Contingent on shareholder approval of the proposed mergers and the Amended Advisory Agreement, Wilshire has agreed to limit the Balanced Fund’s expenses to 0.50% (excluding taxes, brokerage expenses, dividend expenses on short securities, acquired fund fees and expenses and extraordinary expenses) through August 13, 2015.

5.  How do the investment objectives, strategies and restrictions of the Acquired Funds compare to those of the Balanced Fund?

Following the mergers, shareholders of the Acquired Funds will become shareholders of a Fund that has a different investment objective and investment strategies.

Investment Objectives

Each Acquired Fund and the Balanced Fund has a different investment objective.  The Equity Fund seeks long-term capital growth.  As a secondary objective, the Fund seeks conservation of principal and production of income.  The Income Fund seeks to achieve a long-term total rate of return in excess of the U.S. bond market over a full market cycle.  The Small Cap Fund seeks long-term capital appreciation.  The International Equity Fund seeks long-term growth of capital primarily through diversified holdings of marketable foreign equity investments.  The Socially Responsible Fund seeks long-term growth of capital, current income and growth of income.

The Balanced Fund seeks to realize a high long-term total rate of return consistent with prudent investment risks.  Total rate of return consists of current income, which includes dividends, interest, discount accruals and capital appreciation.

Principal Strategies

Overview

Similar to the investment objectives of the Funds, each Acquired Fund and the Balanced Fund operate using different investment strategies.  Although the strategies differ, the Balanced Fund currently pursues its investment objective by investing in the same underlying funds in which the Equity, International Equity and Small Cap Funds invest (although in different percentages) and by investing directly in certain of the same types of fixed income securities in which the Income Fund invests.

5

The Balanced Fund invests in underlying affiliated funds, which currently include the Large Company Growth Portfolio, the Large Company Value Portfolio, the Small Company Growth Portfolio, the Small Company Value Portfolio and the Wilshire International Equity Fund (the “Underlying Funds”).  Similarly, the Equity Fund invests in the Large Company Growth Portfolio and the Large Company Value Portfolio, the International Equity Fund invests in the Wilshire International Equity Fund and the Small Cap Fund invests in the Small Company Growth Portfolio and the Small Company Value Portfolio.  See the portfolio composition table on page 17 of this Prospectus/Proxy Statement for the current allocations of each Acquired Fund and the Balanced Fund in the Underlying Funds and in other investments.

Under normal circumstances, the Balanced Fund’s target asset mix is 65% equity securities and 35% fixed income securities, with a range of 50% to 75% in equity securities and a range of 25% to 50% in fixed income securities.

The Balanced Fund also may invest in direct investments, including but not limited to exchange-traded products (“ETPs”), which include both exchange-traded funds and exchange-traded notes.

Under normal market conditions, the Balanced Fund invests in a diversified portfolio of global debt and equity securities of which at least 40% of the Balanced Fund’s net assets will be invested in non-U.S. investments and in at least three different countries.  The Balanced Fund normally invests at least 25% of its assets in fixed income securities and at least 25% of its assets in equity securities. The Balanced Fund seeks income by investing in a combination of corporate, agency and government bonds and other debt securities of any maturity issued in numerous countries, including emerging markets countries. The Balanced Fund may also invest in high-yield bonds rated below investment grade credit quality.  The Balanced Fund seeks capital appreciation by investing in equity securities of companies from a variety of industries located anywhere in the world, including emerging markets.

Direct Fixed Income Securities

The Balanced Fund employs Guggenheim with respect to the portion of the Balanced Fund investing directly in fixed income securities.  With respect to the Balanced Fund’s direct investments in fixed income securities, Guggenheim will seek to achieve the Balanced Fund’s investment objective by primarily investing in a wide range of U.S. fixed income and other U.S. debt securities selected from a variety of sectors and credit qualities, that may include, but are not limited to, the following types of securities that Guggenheim believes offer attractive yield and/or capital appreciation potential: treasury, government, and agency securities (including those not backed by the full faith and credit of the U.S. government); asset-backed securities (including structured finance investments); collateralized mortgage obligations (both commercial and residential); mortgage-backed securities (both commercial and residential); collateralized debt obligations (including collateralized loan obligations and collateralized bond obligations); corporate securities; private placements; unregistered and restricted securities (consisting of securities eligible for resale pursuant to Rule 144A); mezzanine and preferred securities; convertible debt (which may result in equity received in a conversion or a workout); commercial paper; inflation-indexed bonds; structured notes; bank certificates of deposit; fixed time deposits; bank notes, bank loans (including, but not limited to, syndicated loans, secured and unsecured loans, bridge loans, debtor-in-possession (“DIP”) loans, revolving credit facilities and other floating rate corporate loans) and loan participations and assignments; bankers’ acceptances; municipal securities; credit linked notes; and asset-backed commercial paper.  While the Balanced Fund’s direct investments in fixed income securities are expected to be primarily U.S. fixed income securities, Guggenheim may also invest in non-U.S. fixed income securities, including but not limited to the types listed above, if Guggenheim believes such investments are consistent with the Balanced Fund’s investment objectives.  The Balanced Fund may also seek to obtain exposure to the securities in which it invests through a variety of investment vehicles, principally closed-end funds, exchange-traded funds (“ETFs”) and other mutual funds.

6

Guggenheim will use a relative value-based investment philosophy, which utilizes quantitative and qualitative analysis to seek to identify securities or spreads between securities that deviate from their perceived fair value and/or historical norms.  Guggenheim’s investment philosophy is predicated upon the belief that thorough research and independent thought are rewarded with performance that has the potential to outperform benchmark indexes with the potential for lower correlation of returns as compared to such benchmark indexes.

As an alternative to holding investments directly, the Balanced Fund may also obtain investment exposure through the limited use of certain types of derivatives transactions intended to replicate or modify the economic attributes associated with an investment in securities in which the Balanced Fund may invest directly, or manage risk.  The Balanced Fund’s ability to make investments and manage certain risks using derivatives is, however, limited by the 1940 Act.  Derivatives may include, forward contracts and futures on single securities and narrow based securities indices, and options on a security, or group or index of securities, and certain currency transactions.  The Balanced Fund may be exposed to certain additional risks should Guggenheim use derivatives as a means to synthetically implement the Balanced Fund’s investment strategies.

The Balanced Fund may use leverage to the extent permitted by applicable law by entering into reverse repurchase agreements for investment purposes.  The Balanced Fund may also seek to obtain exposure to the securities in which it invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as forward commitments, buy backs and or dollar rolls and “To Be Announced” or “TBA” transactions).  In a TBA transaction, a seller agrees to deliver a mortgage-backed security to the Balanced Fund at a future date, but the seller does not specify the particular security to be delivered.  Instead, the Balanced Fund agrees to accept or sell any security that meets specified terms.

Up to 40% of the direct investment fixed income portfolio may be comprised of below investment grade securities.  The Balanced Fund may hold fixed income securities of any quality, rated or unrated, including, those that are rated below investment grade (also known as “high yield securities” or “junk bonds”) and defaulted securities.  If a security is not rated by any rating agency, Guggenheim may use its discretion to determine whether that unrated security should be deemed investment grade or below investment grade for the purpose of the below investment grade limitation.  If nationally or internationally recognized statistical rating organizations assign different ratings to the same security, the Balanced Fund will use the highest rating for purposes of determining the security’s credit quality.  The Balanced Fund may hold securities of any duration or maturity, but generally the fixed income portfolio managed by Guggenheim will have an effective duration within 50% (whether higher or lower) of that of the Barclays U.S. Aggregate Bond Index.

Guggenheim may determine to sell a security for several reasons including, but not limited to, the following: (1) to adjust the fixed income portfolio’s average maturity, or to shift assets into or out of higher-yielding securities; (2) if a security’s credit rating has been changed or for other credit reasons; (3) to meet redemption requests; (4) to take gains; or (5) due to relative value.

The Balanced Fund’s (or its Underlying Fund’s) strategies include some of the strategies utilized by an Acquired Fund.  The following is a comparison of each Acquired Fund’s strategies and the corresponding strategies of the Balanced Fund.

7

Equity Fund	Balanced Fund
The Fund invests, under normal circumstances, at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities. The Fund ordinarily invests in common stocks of domestic companies and in other affiliated and non-affiliated equity investment companies, including the Large Company Growth Portfolio and the Large Company Value Portfolio.
The Fund invests in Underlying Funds, including the Large Company Growth Portfolio and the Large Company Value Portfolio, and may invest in direct investments, including but not limited to ETPs.

Under normal circumstances, the Fund’s target asset mix is 65% equity securities and 35% fixed income securities, with a range of 50% to 75% in equity securities and a range of 25% to 50% in fixed income securities.

Under normal market conditions, the Fund invests in a diversified portfolio of global debt and equity securities of which at least 40% of the Fund’s net assets will be invested in non-U.S. investments and in at least three different countries.

The Fund normally invests at least 25% of its assets in fixed income securities and at least 25% of its assets in equity securities. The Fund seeks income by investing in a combination of corporate, agency and government bonds and other debt securities of any maturity issued in numerous countries, including emerging markets countries.

The Fund may also invest in high-yield bonds rated below investment grade credit quality.  The Fund seeks capital appreciation by investing in equity securities of companies from a variety of industries located anywhere in the world, including emerging markets.

The Balanced Fund’s direct investments include fixed income securities as described in the section preceding the table entitled “Direct Fixed Income Securities” This portion of the portfolio is managed by Guggenheim.
The operating companies in which the Fund invests vary in size and operating history, they may or may not be listed on a stock exchange and they may be in any industry.	–––

8

Equity Fund	Balanced Fund
The Fund uses a multi-manager strategy with sub-advisers who may employ different strategies. Santa Barbara Asset Management, LLC (“Santa Barbara”) and TWIN Capital Management, Inc. (“TWIN”) each manage a portion of the Fund’s portfolio. Santa Barbara employs a Dividend Growth strategy in managing its portion of the Fund’s portfolio which takes a long-term investment approach, seeking to invest in companies that have sustainable business models selling at attractive valuations.  TWIN employs a quantitative multi-factor stock selection model in managing its portion of the portfolio to purchase large and middle capitalization equity securities that TWIN believes are undervalued, have rising expected earnings, display recent price gains and exhibit more stable and sustainable earnings relative to peer group stocks.
–––
As a matter of investment policy, the Fund expects to invest 0% to 50% of its assets in the Large Company Value Portfolio and 0% to 50% of its assets in the Large Company Growth Portfolio, but no more than 70% in both funds on a combined basis.
As noted above, the Underlying Funds in which the Balanced Fund invests include the Large Company Growth Portfolio and the Large Company Value Portfolio.
Large Company Growth Portfolio:	Large Company Growth Portfolio:
• focuses on the large company growth segment of the U.S. equity market.	Same
• invests substantially all of its assets in common stock of companies with large market capitalizations—generally greater than $10 billion at the time of purchase.	Same
• invests in companies that historically have above average earnings or sales growth and retention of earnings, often such companies have above average price to earnings ratios.	Same
• uses a multi-manager strategy with multiple sub-advisers who employ different strategies.	Same
Large Company Value Portfolio:	Large Company Value Portfolio:
• focuses on the large company value segment of the U.S. equity market	Same
• invests substantially all of its assets in the common stock companies with large market capitalizations—generally greater than $10 billion at the time of purchase.	Same
•     invests, generally, in companies with relatively low price to book value ratios, low price to earnings ratios and higher than average dividend yields (which means that their prices are low relative to the size of their dividends).
Same
• uses a multi-manager strategy with multiple sub-advisers who employ different strategies	Same

9

Income Fund	Balanced Fund
The Fund invests, under normal circumstances, at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in fixed income securities. These securities are primarily investment grade fixed income securities, including government and corporate securities, mortgage and asset-backed securities, which are generally pass-through securities.
The Fund invests in Underlying Funds and may invest in direct investments, including but not limited to ETPs.

Under normal circumstances, the Fund’s target asset mix is 65% equity securities and 35% fixed income securities, with a range of 50% to 75% in equity securities and a range of 25% to 50% in fixed income securities.

Under normal market conditions, the Fund invests in a diversified portfolio of global debt and equity securities of which at least 40% of the Fund’s net assets will be invested in non-U.S. investments and in at least three different countries.

The Fund normally invests at least 25% of its assets in fixed income securities and at least 25% of its assets in equity securities. The Fund seeks income by investing in a combination of corporate, agency and government bonds and other debt securities of any maturity issued in numerous countries, including emerging markets countries.

The Fund may also invest in high-yield bonds rated below investment grade credit quality.  The Fund seeks capital appreciation by investing in equity securities of companies from a variety of industries located anywhere in the world, including emerging markets.

The Balanced Fund’s direct investments include fixed income securities as described in the section preceding the table entitled “Direct Fixed Income Securities”  This portion of the portfolio is managed by Guggenheim.

The Fund invests at least 75% of its total assets in:
•     investment grade, publicly offered debt securities, including mortgage-backed and other asset-backed securities (within the four highest ratings as determined by Moody’s Investors Service (“Moody’s”), Standard & Poor’s (“S&P”) or an equivalent rating at the time of purchase)

The Balanced Fund may invest in asset-backed securities (including structured finance investments) and mortgage-backed securities (both commercial and residential).  Up to 40% of the direct investment fixed income portfolio of the Balanced Fund may be comprised of below investment grade securities.  The Balanced Fund may hold fixed income securities of any quality, rated or unrated, including, those that are rated below investment grade (also known as “high yield securities” or “junk bonds”) and defaulted securities.

10

Income Fund	Balanced Fund
• securities issued or guaranteed by the U.S. government or its agencies, including obligations issued or guaranteed by U.S., local, city and state government and agencies	The Balanced Fund may invest in treasury, government and agency securities (including those not backed by the full faith and credit of the U.S. government).
•     high quality commercial paper (within the two highest grades as determined by both Moody’s and S&P or an equivalent rating), certificates of deposit, bankers’ acceptances, repurchase and reverse repurchase agreements, time deposits with maturities less than seven days and cash or cash equivalents

The Balanced Fund may invest in commercial paper; bank certificates of deposit; fixed time deposits; bank notes, bank loans (including, but not limited to, syndicated loans, secured and unsecured loans, bridge loans, debtor-in-possession (DIP) loans, revolving credit facilities and other floating rate corporate loans) and loan participations and assignments; bankers’ acceptances.  The Balanced Fund may use leverage to the extent permitted by applicable law by entering into reverse repurchase agreements for investment purposes.

•     high grade U.S. dollar-denominated debt obligations of foreign governments, foreign corporations, foreign branches of U.S. banks and foreign banks (limited to the four highest ratings as determined by Moody’s, S&P or an equivalent rating at the time of purchase and to 15% of the Fund’s total assets)

•     highest quality non-U.S. dollar-denominated debt obligations of foreign issuers (limited to the four highest ratings as determined by Moody’s, S&P or an equivalent rating at the time of purchase) and do not exceed 20% of the Fund’s total assets and up to 10% of the Income Fund’s total assets may be invested in non-U.S. denominated investments via foreign currency transactions and unhedged foreign currency denominated bonds.

Generally, the average duration of the U.S. portion of the Income Fund will range within 25% of the Barclays Aggregate U.S. Bond Index’s duration. There are no maximum maturity limits on individual securities. For defensive purposes, the duration and maturity of the Income Fund may be shortened. The Income Fund will maintain a high grade average quality for the portfolio (third highest rating as determined by Moody’s, S&P or an equivalent rating).

The Balanced Fund may hold securities of any duration or maturity, but generally the fixed income portfolio managed by Guggenheim will have an effective duration within 50% (whether higher or lower) of that of the Barclays Global Aggregate Bond Index (Hedged).

11

Income Fund	Balanced Fund
Up to 25% of the Income Fund’s total assets may be invested in securities not described above, including preferred stock, convertible securities, securities carrying warrants to purchase equity securities, U.S. dollar denominated and non-U.S. dollar denominated debt obligations of U.S. and non-U.S. issuers, including emerging market issuers, rated below BBB (by Moody’s, S&P or an equivalent rating) and derivatives.

As an alternative to holding investments directly, the Balanced Fund may also obtain investment exposure through derivatives transactions intended to replicate, modify or replace the economic attributes associated with an investment in securities in which the Balanced Fund may invest directly.

International Equity Fund	Balanced Fund
The Fund invests, under normal circumstances, at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities.	The Fund invests in Underlying Funds, including the Wilshire International Equity Fund, and may invest in direct investments, including but not limited to ETPs.
The Fund invests in companies, wherever organized, which do business primarily outside the United States and in other affiliated international companies, including the Wilshire International Equity Fund. As a matter of investment policy, the Fund expects to invest 0% to 55% of its assets in the Wilshire International Equity Fund.

Under normal circumstances, the Fund’s target asset mix is 65% equity securities and 35% fixed income securities, with a range of 50% to 75% in equity securities and a range of 25% to 50% in fixed income securities.

The Fund intends to diversify its investments in operating companies among several countries and to have represented in its holdings business activities in not less than three different countries.
Under normal market conditions, the Fund invests in a diversified portfolio of global debt and equity securities of which at least 40% of the Fund’s net assets will be invested in non-U.S. investments and in at least three different countries.

The operating companies in which the Fund primarily invests are equity securities of established companies that the sub-advisers believe have favorable characteristics and that are listed on foreign exchanges.

The Fund normally invests at least 25% of its assets in fixed income securities and at least 25% of its assets in equity securities. The Fund seeks income by investing in a combination of corporate, agency and government bonds and other debt securities of any maturity issued in numerous countries, including emerging markets countries.

The Fund may invest up to 35% of its net assets in emerging market securities, including ETFs. The Fund may also invest in fixed income securities of foreign governments and companies.
The Fund may also invest in high-yield bonds rated below investment grade credit quality.  The Fund seeks capital appreciation by investing in equity securities of companies from a variety of industries located anywhere in the world, including emerging markets.

The Fund uses a multi-manager strategy with subadvisers who may employ different strategies. Thomas White International Ltd. (“Thomas White”) and WCM Investment Management (“WCM”) each manage a portion of the Fund’s portfolio. Thomas White employs a value strategy with respect to its portion of the Fund. WCM’s international equity strategy employs a bottom-up approach that seeks to identify companies with attractive fundamentals, such as long-term growth in revenue and earnings, and show a strong probability for superior future growth.

The Balanced Fund’s direct investments include fixed income securities as described in the section preceding the table entitled “Direct Fixed Income Securities”  This portion of the portfolio is managed by Guggenheim.

12

International Equity Fund	Balanced Fund
Wilshire International Equity Fund:	Wilshire International Equity Fund:
The Wilshire International Equity Fund invests, under normal circumstances, at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities.	Same
The Wilshire International Equity Fund invests in companies organized outside the United States.	Same
Since the Wilshire International Equity Fund invests in companies of any size, it may at times invest in small-cap companies.	Same
The Wilshire International Equity Fund intends to diversify its investments in operating companies among several countries and to have represented in its holdings business activities in not less than three different countries.
Same
The operating companies in which the Wilshire International Equity Fund primarily invests are equity securities of established companies that the sub-advisers believe have favorable characteristics and that are listed on foreign exchanges.
Same
The Wilshire International Equity Fund may invest up to 35% of its net assets in emerging market securities, including ETFs.	Same
The Wilshire International Equity Fund may also invest in fixed income securities of foreign governments and companies.	Same
The Wilshire International Equity Fund uses a multi-manager strategy with sub-advisers who may employ different strategies. Thomas White and WCM each manage a portion of the Fund’s portfolio.	Same
Thomas White employs a value strategy with respect to its portion of the Fund.	Same
WCM’s international equity strategy employs a bottom-up approach that seeks to identify companies with attractive fundamentals, such as long-term growth in revenue and earnings, and show a strong probability for superior future growth.
Same

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Small Cap Fund	Balanced Fund
The Fund invests, under normal circumstances, at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in securities of small cap companies. Small cap companies are companies with smaller market capitalizations, which are generally less than $3 billion at the time of purchase.

The Fund invests in Underlying Funds, including the Wilshire Small Company Growth Portfolio and the Wilshire Small Company Value Portfolio, and may invest in direct investments, including but not limited to ETPs.

The Fund ordinarily invests in the small cap companies and in other affiliated investment companies, including the Small Company Growth Portfolio and the Small Company Value Portfolio.
Under normal circumstances, the Fund’s target asset mix is 65% equity securities and 35% fixed income securities, with a range of 50% to 75% in equity securities and a range of 25% to 50% in fixed income securities.

Under normal market conditions, the Fund invests in a diversified portfolio of global debt and equity securities of which at least 40% of the Fund’s net assets will be invested in non-U.S. investments and in at least three different countries.

The Fund normally invests at least 25% of its assets in fixed income securities and at least 25% of its assets in equity securities. The Fund seeks income by investing in a combination of corporate, agency and government bonds and other debt securities of any maturity issued in numerous countries, including emerging markets countries.

The Fund may also invest in high-yield bonds rated below investment grade credit quality.  The Fund seeks capital appreciation by investing in equity securities of companies from a variety of industries located anywhere in the world, including emerging markets.

The Balanced Fund’s direct investments include fixed income securities as described in the section preceding the table entitled “Direct Fixed Income Securities”  This portion of the portfolio is managed by Guggenheim.

As a matter of investment policy, the Fund expects to invest 0% to 50% of its assets in the Small Company Value Portfolio and 0% to 50% of its assets in the Small Company Growth Portfolio, but no more than 70% in both funds on a combined basis.

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Small Cap Fund	Balanced Fund
The Fund uses a multi-manager strategy with sub-advisers who may employ different strategies. Los Angeles Capital Management and Equity Research, Inc. and Ranger Investment Management, L.P. each manage a portion of the Fund’s portfolio.

Small Company Growth Portfolio:	Small Company Growth Portfolio:
• focuses on the small company growth segment of the U.S. equity market.	Same
• invests substantially all of its assets in the common stock of companies with smaller market capitalizations—which is generally less than $3 billion at the time of purchase.	Same
• invests in companies that historically have above average earnings or sales growth and retention of earnings, often such companies have above average price to earnings ratios.	Same
• invests in small-cap companies that may still further develop.	Same
• uses a multi-manager strategy with multiple sub-advisers who employ different strategies.	Same
Small Company Value Portfolio:	Small Company Value Portfolio:
• focuses on the small company value segment of the U.S. equity market.	Same
• invests substantially all of its assets in the common stock of companies with smaller market capitalizations—which is generally less than $3 billion at the time of purchase.	Same
• invests, generally, in companies with relatively low price to book value ratios, low price to earnings ratios and relatively high dividend yields.	Same
• invests in small-cap companies that may still further develop.	Same
• uses a multi-manager strategy with multiple sub-advisers who employ different strategies.	Same
Socially Responsible Fund	Balanced Fund
The Fund pursues its objective through a diversified portfolio composed primarily of marketable equity securities (including common stocks, preferred stocks and debt securities convertible into common stocks of seasoned U.S.-traded companies). The Fund seeks to achieve its objective by investing in issuers that meet certain investment and socially responsible criteria.
The Fund invests in Underlying Funds and may invest in direct investments, including but not limited to ETPs.

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Socially Responsible Fund	Balanced Fund

Under normal circumstances, the Fund’s target asset mix is 65% equity securities and 35% fixed income securities, with a range of 50% to 75% in equity securities and a range of 25% to 50% in fixed income securities.

Under normal market conditions, the Fund invests in a diversified portfolio of global debt and equity securities of which at least 40% of the Fund’s net assets will be invested in non-U.S. investments and in at least three different countries.

The Fund normally invests at least 25% of its assets in fixed income securities and at least 25% of its assets in equity securities. The Fund seeks income by investing in a combination of corporate, agency and government bonds and other debt securities of any maturity issued in numerous countries, including emerging markets countries.

The Fund may also invest in high-yield bonds rated below investment grade credit quality.  The Fund seeks capital appreciation by investing in equity securities of companies from a variety of industries located anywhere in the world, including emerging markets.

The Balanced Fund’s direct investments include fixed income securities as described in the section preceding the table entitled “Direct Fixed Income Securities”  This portion of the portfolio is managed by Guggenheim.

Investments in equity securities are limited to issuers which, in the sub-adviser’s judgment, meet the following criteria:
Socially responsible areas of focus for inclusion:
• Companies with strong environmental management systems, eco-efficiency programs, health and safety procedures, and an overall commitment to continuously improve on environmental matters
• Companies with competitive employee benefit initiatives, workplace programs and non-discrimination policies
• Companies with good transparency and shareholder engagement
Socially responsible areas of exclusion based on revenues:
• Major tobacco, alcohol and gaming device manufacturers
• Major weapons manufacturers

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Socially Responsible Fund	Balanced Fund
• Major nuclear power generators
• Major pornographic content manufacturers
The Adviser allocates the Fund’s assets between two investment strategies: an appreciation strategy and a large cap core strategy.

For a more detailed description of the investment strategies and techniques used by the Funds, please see the Funds’ prospectus and statement of additional information.

The following table sets forth a summary of the allocations among the underlying investments of each Fund as of July 8, 2014, and Wilshire’s estimation of the portfolio composition of the Balanced Fund assuming consummation of the proposed merger(s).

Portfolio Composition (as a % of Fund assets)

(excludes cash equivalents)

Underlying Investments	Equity Fund	Income Fund	International Equity Fund	Small Cap Fund	Socially Responsible Fund	Balanced Fund—Estimated(1) (assuming consummation of each merger)
Large Company Growth Portfolio	33.90%	—	—	32.60%	—	12%
Large Company Value Portfolio	35.60%	—	—	35.20%	—	12%
Small Company Growth Portfolio	—	—	—	—	—	3%
Small Company Value Portfolio	—	—	—	—	—	3%
Wilshire International Equity Fund	—	—	52.90%	—	—	40%
Domestic Equity Securities	30.5%	—	12.80%	32.20%	—	0%
Foreign Equity Securities	—	—	34.30%	—	—	0%
Domestic Fixed Income Securities	—	100%	—	—	100%	28%
Foreign Fixed Income Securities	—	—	—	—	—	2%
ETFs	—	—	—	—	—	0%

(1)
Reflects Wilshire’s estimation of the portfolio composition of the Balanced Fund subsequent to the mergers.  No assurance can be given as to the actual portfolio composition of the Balanced Fund subsequent to the mergers.

6.  What are the federal income tax consequences of the proposed mergers?

It is not expected that the mergers will qualify as tax-free reorganizations under Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”). However, shares of the Acquired Funds are available to investors purchasing Contracts funded through the separate accounts (or sub-accounts thereof) of Participating Insurance Companies and because these Contracts qualify as annuity contracts under section 72 of the Code, and Treasury Regulations thereunder, the mergers, whether treated as tax-free reorganizations or not, will not create any federal income tax liability for Contract Owners.

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7.  Will my dividends and/or distributions be affected by the mergers?

The mergers will not result in a change in dividend policy.  All Funds intend to declare and distribute dividends from their net investment income and capital gains, if any, annually.

Each Fund distributes substantially all of its net investment income and net capital gains to shareholders each year.  All dividends or distributions paid on Fund shares held by a separate account, net of separate account contract charges, are automatically reinvested in shares of the respective Fund at the net asset value determined on the dividend payment date.

Under current law, owners of Contracts who are indirectly invested in a Fund are not expected to be subject to federal income tax on Fund distributions or gains realized upon the sale or redemption of Fund shares until they are withdrawn from the Contracts.  Tax consequences to Contract Owners are described in your Contract prospectus issued by the applicable insurance company separate account.

8.  Do the procedures for purchasing, redeeming and exchanging shares of the Funds differ?

The procedures for purchasing, redeeming and exchanging shares of the Funds are identical.  The separate accounts of the Participating Insurance Companies place orders to purchase and redeem shares of the Funds based on, among other things, the amount of premium payments to be invested and surrender and transfer requests to be effected on that day pursuant to its Contracts.  The shares of each Fund are purchased and redeemed at the net asset value of the Fund’s shares next determined after an order in proper form is received.  No fee is charged to shareholders when they purchase or redeem shares of the Funds, nor will a fee be charged to shareholders when they purchase or redeem shares of the combined Funds.  Please see the Balanced Fund and Acquired Funds’ prospectus for additional information.

9.  How will I be notified of the outcome of the merger of my Acquired Fund?

If the proposed merger of your Acquired Fund is approved by shareholders, shareholders whose accounts are affected by the merger will receive a confirmation statement reflecting their new account number and the number of shares of the corresponding Balanced Fund they are receiving after the merger is completed.  Subsequently, affected Contract Owners will be notified of changes to their account information by their respective Participating Insurance Companies.  If the proposed merger is not approved, this result will be noted in the next shareholder report of your Acquired Fund.

10.  Will the value of my investment change?

Although, the number of shares owned by each Participating Insurance Company will most likely change, the total value of your investment in the Balanced Fund will equal the total value of your investment in your Acquired Fund as of the Valuation Date.  Even though the net asset value per share of each Fund is likely to be different, the total value of your holdings will not change as a result of the merger.

The Board of the Trust believes that the proposed mergers are in the best interests of each Acquired Fund.  Accordingly, the Board unanimously recommends that shareholders vote FOR approval of the proposed mergers.

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B.  RISK AND RETURN COMPARISONS

Risks

What are the main risks of the Balanced Fund and how do they compare with those of each Acquired Fund?

Primary Risks.  As with any mutual fund, you may lose money by investing in the Balanced Fund.  Certain risks associated with an investment in the Balanced Fund are summarized below.  The risks of an investment in the Balanced Fund are similar to the risks of an investment in an Acquired Fund.  More detailed descriptions of the risks associated with an investment in the Balanced Fund can be found in the current prospectus and statement of additional information for the Balanced Fund.

By investing in the Balanced Fund, an investor assumes the same types of risks, either directly or indirectly, as investing in the Underlying Funds and in ETPs.  There can be no assurance that the Balanced Fund will meet its investment objective.  The Balanced Fund’s investment returns will vary, and you could lose money by investing in the Balanced Fund.

The value of your investment in the Balanced Fund will change with changes in the values of the investments held by the Balanced Fund.  A wide array of factors can affect those values.  In this summary, we describe the principal risks that may affect the Balanced Fund’s investments as a whole.  The Balanced Fund could be subject to additional principal risks because the types of investments it makes can change over time.

There are several risk factors that could hurt the performance of the Balanced Fund, cause you to lose money or cause the performance of the Balanced Fund to trail that of other investments.

The Funds have principal investment strategies that come with inherent risks.  The following table sets forth the principal risks associated with an investment in each Fund.  The following paragraphs describe each of these risks.  The Funds that operate under a fund-of-funds structure are subject to the risks of the underlying investments.  For a more complete discussion of the risks of the Funds, please see the prospectus of the Funds.

Risks	Equity Fund	Income Fund	International Equity Fund	Small Cap Fund	Socially Responsible Fund	Balanced Fund
Asset Allocation Risk	✓		✓	✓	✓	✓
Asset-Backed and Mortgage-Backed Securities Risk						✓
Collateralized Debt Obligation Risk						✓
Collateralized Mortgage Obligation Risk						✓
Commercial Paper Risk						✓
Convertible Securities Risk					✓	✓
Corporate Bond Risk						✓
Counterparty Credit Risk						✓
Credit-Linked Note Risk						✓
Credit Risk		✓				✓
Currency Risk		✓	✓			✓
Derivatives Risk		✓				✓
Emerging Market Risk			✓			✓
Equity Risk	✓			✓	✓	✓
Extension Risk						✓
ETF Risk			✓	✓		✓
Foreign Securities Risk	✓	✓	✓			✓

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Risks	Equity Fund	Income Fund	International Equity Fund	Small Cap Fund	Socially Responsible Fund	Balanced Fund
High Yield and Unrated Securities Risk						✓
Interest Rate Risk		✓				✓
Investment in Investment Vehicles Risk						✓
Investments in Loans Risk						✓
Investment Style Risk				✓	✓
Large-Cap Company Risk			✓			✓
Leverage Risk						✓
Liquidity and Valuation Risk		✓				✓
Management Risk						✓
Market Risk	✓	✓	✓	✓	✓	✓
Mezzanine Investments Risk						✓
Multi-Managed Fund Risk	✓	✓	✓	✓		✓
Municipal Securities Risk						✓
Portfolio Strategy Risk		✓	✓	✓	✓	✓
Portfolio Turnover Risk	✓	✓	✓	✓		✓
Preferred Securities Risk						✓
Preferred Stock Risk	✓				✓
Prepayment Risk		✓				✓
Privately Issued Securities Risk						✓
Recent Market Events Risk	✓	✓	✓	✓	✓	✓
Regulatory and Legal Risk						✓
Repurchase Agreement and Reverse Repurchase Agreement Risk						✓
Reinvestment Risk		✓				✓
Restricted Securities Risk						✓
Small Cap Risk			✓	✓		✓
Socially Responsible Risk					✓
Structured Notes Risk						✓
Style Risk	✓			✓		✓
Synthetic Investment Risk						✓
To Be Announced (“TBA”) Transactions Risk						✓
Valuation Risk		✓				✓
When Issued and Forward Commitment Risk						✓

Asset Allocation Risk.  Although asset allocation among different asset categories and investment strategies generally reduces risk and exposure to any one category or strategy, the risk remains that the Adviser may favor an asset category or investment strategy that performs poorly relative to other asset categories and investment strategies.

Asset-Backed and Mortgage-Backed Securities Risk.  Investors in asset-backed securities, including mortgage-backed securities and structured finance investments, generally receive payments that are part interest and part return of principal.  These payments may vary based on the rate at which the underlying borrowers pay off their loans or other future expected receivables of assets or cash flows.  Some asset-backed securities, including mortgage-backed securities, may have structures that make their reaction to interest rates and other factors difficult to predict, making them subject to liquidity risk and their prices very volatile.

Collateralized Debt Obligation (“CDO”) Risk.  A CDO is an asset-backed security whose underlying collateral is typically a portfolio of bonds, bank loans, other structured finance securities and/or synthetic instruments.  Where the underlying collateral is a portfolio of bonds, a CDO is referred to as a collateralized bond obligation (“CBO”).  Where the underlying collateral is a portfolio of bank loans, a CDO is referred to as a collateralized loan obligation (“CLO”).  Investors in CDOs bear the credit risk of the underlying collateral.  Multiple tranches of securities are issued by the CDO, offering investors various maturity and credit risk characteristics.  Tranches are categorized as senior, mezzanine, and subordinated/equity, according to their degree of risk.  If there are defaults or the CDO’s collateral otherwise underperforms, scheduled payments to senior tranches take precedence over those of mezzanine tranches, and scheduled payments to mezzanine tranches take precedence over those to subordinated/equity tranches.  CDOs are subject to the same risk of prepayment described with respect to certain mortgage-related and asset-backed securities.  The value of CDOs may be affected by changes in the market’s perception of the creditworthiness of the servicing agent for the pool or the originator.

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Collateralized Mortgage Obligation (“CMO”) Risk.  CMOs are debt obligations collateralized by mortgage loans or mortgage pass-through securities.  The average life of a CMO is determined using mathematical models that incorporate prepayment assumptions and other factors that involve estimates of future economic and market conditions.  Actual future results may vary from these estimates, particularly during periods of extreme market volatility.  Further, under certain market conditions, such as those that occurred during the recent downturn in the mortgage markets, the weighted average life of certain CMOs may not accurately reflect the price volatility of such securities.  For example, in periods of supply and demand imbalances in the market for such securities and/or in periods of sharp interest rate movements, the prices of CMOs may fluctuate to a greater extent than would be expected from interest rate movements alone.  CMOs issued by private entities are not obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and are not guaranteed by any government agency, although the securities underlying a CMO may be subject to a guarantee.  Therefore, if the collateral securing the CMO, as well as any third party credit support or guarantees, is insufficient to make payments when due, the holder could sustain a loss.  Inverse floating rate CMOs are typically more volatile than fixed or floating rate tranches of CMOs.  Many inverse floating rate CMOs have coupons that move inversely to a multiple of an index.  The effect of the coupon varying inversely to a multiple of an applicable index creates a leverage factor.  Inverse floaters based on multiples of a stated index are designed to be highly sensitive to changes in interest rates and can subject the holders thereof to extreme reductions of yield and loss of principal.  The markets for inverse floating rate CMOs with highly leveraged characteristics at times may be very thin.  The Balanced Fund’s ability to dispose of its positions in such securities will depend on the degree of liquidity in the markets for such securities.  It is impossible to predict the amount of trading interest that may exist in such securities, and therefore the future degree of liquidity.

Commercial Paper Risk.  Commercial paper is an unsecured promissory note that generally has a maturity date between one and 270 days and is issued by a U.S. or foreign entity.  Such investments are usually discounted from their value at maturity.  Commercial paper can be fixed-rate or variable rate.  Commercial paper can be affected by changes in interest rate and the creditworthiness of the issuer.

Convertible Securities Risk.  Convertible securities are fixed income securities that may be converted at a stated price within a specific period of time into a certain quantity of common stock of the same or a different issuer. As with all fixed income securities, the market values of convertible securities tend to decline as interest rates increase and increase as interest rates declines. Convertible securities are senior to common stocks in an issuer’s capital structure, but are usually subordinated to similar non-convertible securities.

Convertible Securities Risk.  Convertible securities may be subordinate to other securities.  The total return for a convertible security depends, in part, upon the performance of the underlying security into which it can be converted.  The value of convertible securities tends to decline as interest rates increase.  Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality.

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Corporate Bond Risk.  The market value of a corporate bond may be affected by factors directly related to the issuer, such as investors’ perceptions of the creditworthiness of the issuer, the issuer’s financial performance, perceptions of the issuer in the market place, performance of management of the issuer, the issuer’s capital structure and use of financial leverage and demand for the issuer’s goods and services.  There is a risk that the issuers of corporate bonds may not be able to meet their obligations on interest or principal payments at the time called for by an instrument.  Corporate bonds of below investment grade quality are often high risk and have speculative characteristics and may be particularly susceptible to adverse issuer-specific developments.

Counterparty Credit Risk.  The Balanced Fund may invest in financial instruments and OTC-traded derivatives involving counterparties for the purpose of gaining exposure to a particular group of securities, index or asset class without actually purchasing those securities or investments, or to hedge a position.  The Balanced Fund will use short-term counterparty agreements to exchange the returns (or differentials in rates of return) earned or realized in particular predetermined investments or instruments.  Through these investments, the Balanced Fund is exposed to credit risks that the counterparty may be unwilling or unable to make timely payments to meet its contractual obligations or may fail to return holdings that are subject to the agreement with the counter party.  If the counterparty becomes bankrupt or defaults on its payment obligations to the Balanced Fund, the Balanced Fund may not receive the full amount that it is entitled to receive.  If this occurs, the value of your shares in the Balanced Fund will decrease.  The Balanced Fund bears the risk that counterparties may be adversely affected by legislative or regulatory changes, adverse market conditions, increased competition, and/or wide scale credit losses resulting from financial difficulties or borrowers affecting counterparties.

Credit-Linked Note Risk.  Credit-linked notes are a type of structured note.  Through the purchase of a credit-linked note, the buyer assumes the risk of the reference asset and funds this exposure through the purchase of the note.  Credit-linked notes are subject to the credit risk of the corporate credits referenced by the note.  The Balanced Fund bears the risk that the issuer of the credit-linked note will default or become bankrupt.  The Balanced Fund bears the risk of loss of its principal investment, and the periodic interest payments expected to be received for the duration of its investment in the credit-linked note.

Credit Risk.  A Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivatives contract, repurchase agreement or a loan borrower is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or to otherwise honor its obligations.  The downgrade of the credit of a security held by a Fund may decrease its value.  Securities are subject to varying degrees of credit risk, which are often, but not always, reflected in credit ratings.

Currency Risk.  A Fund’s indirect and direct exposure to foreign currencies subjects the Fund to the risk that those currencies will decline in value relative to the U.S. Dollar, which would cause a decline in the U.S. value of the holdings of the Fund.  Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates and the imposition of currency controls or other political, economic and tax developments in the U.S. or abroad.

Derivatives Risk.  When a Fund uses derivatives (securities whose value is based upon the value of another security or an index) to hedge positions in the portfolio, any loss generated by the derivative security should be substantially offset by gains on the hedged investment and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. To the extent that a derivative is not used as a hedge (i.e., for speculation), a Fund is directly exposed to the potential gains and losses of that derivative. Gains and losses from non hedging derivative positions may be substantially greater than the derivative’s original cost. To the extent a Fund uses derivatives, a Fund will (to the extent required by applicable law) either segregate cash or liquid assets in the prescribed amounts or “cover” its future obligations under the transaction, such as by holding an offsetting investment.

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ETF Risk. ETFs involve certain inherent risks generally associated with investments in a portfolio of common stocks, including the risk that the general level of stock prices may decline, thereby adversely affecting the value of each unit of the ETF. Moreover, an ETF may not fully replicate the performance of its benchmark index because of the temporary unavailability of certain index securities in the secondary market or discrepancies between the ETF and the index with respect to the weighting of securities or the number of stocks held. Investing in ETFs, which are investment companies, involves duplication of advisory fees and certain other expenses.

Emerging Market Risk.  Foreign investment risk may be particularly high to the extent the Balanced Fund invests, directly or through the Wilshire International Equity Fund, in securities of issuers based in countries with developing economies (i.e., emerging markets).  These securities may present market, credit, currency, liquidity, legal, political and other risks different from, or greater than, the risks of investing in developed foreign (non-U.S.) countries.

Equity Risk.  Equity risk is the risk that the prices of stocks held by a Fund will change due to general market and economic conditions, perceptions regarding the industries in which the companies participate, and each company’s particular circumstances. Equity investments, including common stocks, tend to be more volatile than bonds and money market instruments. The value of a Fund’s shares will go up and down due to movement in the collective returns of the individual securities held by a Fund. Because common stocks are subordinate to preferred stocks in a company’s capital structure, in a company liquidation, the claims of secured and unsecured creditors and owners of bonds and preferred stocks take precedence over the claims of common stock shareholders.

Extension Risk.  Mortgage-related and other asset-backed securities are subject to Extension Risk, which is the risk that the issuer of such a security pays back the principal of such an obligation later than expected.  This may occur when interest rates rise.  This may negatively affect Balanced Fund returns, as the value of the security decreases when principal payments are made later than expected.  In addition, because principal payments are made later than expected, the Balanced Fund may be prevented from investing proceeds it would otherwise have received at a given time at the higher prevailing interest rates.

Foreign Securities Risk.  Investing in foreign issuers may involve certain risks not typically associated with investing in securities of U.S. issuers due to increased exposure to foreign economic, political and legal developments, including favorable or unfavorable changes in currency exchange rates, foreign interest rates, exchange control regulations (including currency blockage), expropriation or nationalization of assets, imposition of withholding taxes on payments, and possible difficulty in obtaining and enforcing judgments against foreign entities.  Furthermore, issuers of foreign securities and obligations are subject to different, often less comprehensive, accounting, reporting and disclosure requirements than domestic issuers.  The securities and obligations of some foreign companies and foreign markets are less liquid and at times more volatile than comparable U.S. securities, obligations and markets.  Securities markets in foreign countries often are not as developed, efficient or liquid as securities markets in the United States, and therefore, the prices of foreign securities can be more volatile.  Certain foreign countries may impose restrictions on the ability of issuers to make payments of principal and interest to investors located outside the country.  In the event of nationalization, expropriation or other confiscation, the entire investment in a foreign security could be lost.  Foreign brokerage commissions and other fees are also generally higher than in the United States.  There are also special tax considerations which apply to securities and obligations of foreign issuers and securities and obligations principally traded overseas.  These risks may be more pronounced to the extent that the Balanced Fund or the Wilshire International Equity Fund invests a significant amount of assets in companies located in one country or geographic region, in which case the Fund may be more exposed to regional economic risks, and to the extent that the Balanced Fund or the Wilshire International Equity Fund invests in securities of issuers in emerging markets.  Investments in U.S. dollar-denominated securities of foreign issuers are also subject to many of the risks described above regarding securities of foreign issuers denominated in foreign currencies.

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High Yield and Unrated Securities Risk.  High yield, below investment grade and unrated high risk debt securities may present additional risk because these securities may be less liquid and present more credit risk than investment grade bonds.  The price of high yield securities tends to be subject to greater volatility due to issuer-specific operating results and outlook and to real or perceived adverse economic and competitive industry conditions.

Interest Rate Risk.  For debt securities, interest rate risk is the possibility that the price will fall because of changing interest rates. In general, debt securities’ prices rise or fall inversely to changes in interest rates. If interest rates rise, bond prices generally fall; if interest rates fall, bond prices generally rise. In addition, for a given change in interest rates, longer-maturity bonds fluctuate more in price (gaining or losing more in value) than shorter-maturity bonds.  There may be less governmental intervention in the securities markets in the near future.  If so, it could cause an increase in interest rates, which would have a negative impact on fixed income securities and could negatively affect a Fund’s net asset value.

Investment in Investment Vehicles Risk.  Investing in other investment vehicles, including exchange-traded funds (“ETFs”), closed-end funds and other mutual funds, subjects the Balanced Fund to those risks affecting the investment vehicle, including the possibility that the value of the underlying securities held by the investment vehicle could decrease.  Moreover, the Balanced will incur its pro rata share of the underlying vehicles’ expenses.

Investments in Loans Risk.  Investments in loans involve special types of risks, including credit risk, interest rate risk, counterparty risk and prepayment risk.  Loans may offer a fixed or floating interest rate.  Loans are often generally below investment grade and may be unrated.  Loans may be difficult to value and some can be subject to liquidity risk.

Investment Style Risk.  During certain market conditions, a Fund with a more specific investment style (such as value or growth) may perform less well than a Fund that allows greater flexibility in the investment of assets.

Large-Cap Company Risk.  Larger, more established companies may be unable to attain the high growth rates of successful, smaller companies during periods of economic expansion.

Leverage Risk.  The Balanced Fund’s use of leverage, through borrowings or instruments such as derivatives, repurchase agreements, or reverse repurchase agreements, may cause the Balanced Fund to be more volatile and riskier than if it had not been leveraged.

Liquidity and Valuation Risk.  In certain circumstances, it may be difficult for the Balanced Fund or an Underlying Fund to purchase and sell particular investments within a reasonable time at a fair price, or the price at which it has been valued for purposes of the Fund’s net asset value, causing the Balanced Fund to be less liquid and unable to realize what a sub-adviser believes should be the price of the investment.

Management Risk.  The Balanced Fund is subject to management risk, the risk that the investment techniques and risk analyses applied by Guggenheim will not produce the desired results and that legislative, regulatory, or tax developments may affect the investment techniques available to Guggenheim and the individual portfolio managers in connection with managing the Balanced Fund.  There is no guarantee that the investment objective of the Balanced Fund will be achieved.  Furthermore, active trading that can accompany active management will increase the costs the Balanced Fund incurs because of higher brokerage charges or mark-up charges, which are passed on to shareholders of the Balanced Fund and, as a result, may lower the Balanced Fund’s performance.

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Market Risk.  For equity securities, stock market movements may affect a Fund’s share price on a daily basis. Declines in value are possible because of declines in the stock market in general or because of a decline in the specific securities held by a Fund. There is also the possibility that the price of the security will fall because the market perceives that there is or will be a deterioration in the fundamental value of the issuer or poor earnings performance by the issuer. Market risk may affect a single company, industry, sector or the market as a whole. For debt securities, the market value of a security may move up and down, sometimes rapidly and unpredictably. Market risk may affect a single issuer, an industry, a sector or the bond market as a whole.

Mezzanine Investments Risk.  The Balanced Fund may invest in certain lower grade securities known as “Mezzanine Investments,” which are subordinated debt securities that are generally issued in private placements in connection with an equity security (e.g., with attached warrants) or may be convertible into equity securities.  Mezzanine Investments are generally subject to similar risks associated with investment in senior loans, second lien loans and other below investment grade securities.  However, Mezzanine Investments may rank lower in right of payment than any outstanding senior loans, second lien loans and other debt instruments with higher priority of the borrower, or may be unsecured (i.e., not backed by a security interest in any specific collateral), and are subject to the additional risk that the cash flow of the borrower and available assets may be insufficient to meet scheduled payments and repayment of principal after giving effect to any higher ranking obligations of the borrower.  Mezzanine Investments are expected to have greater price volatility and exposure to losses upon default than senior loans and second lien loans and may be less liquid.

Multi-Managed Fund Risk.  The Large Company Growth Portfolio, the Large Company Value Portfolio, the Small Company Growth Portfolio, the Small Company Value Portfolio and the Wilshire International Equity Fund are multi-managed funds with multiple subadvisers who employ different strategies.  As a result, the Large Company Growth Portfolio, the Large Company Value Portfolio, the Small Company Growth Portfolio, the Small Company Value Portfolio and the Wilshire International Equity Fund may have buy and sell transactions in the same security on the same day.

Municipal Securities Risk.  Municipal securities may be subject to credit, interest and prepayment risks.  In addition, municipal securities can be affected by unfavorable legislative or political developments and adverse changes in the economic and fiscal conditions of state and municipal issuers or the federal government in case it provides financial support to such issuers.  Certain sectors of the municipal bond market have special risks that can affect them more significantly than the market as a whole.  Because many municipal instruments are issued to finance similar projects, conditions in these industries can significantly affect the overall municipal market.  Municipal securities that are insured by an insurer may be adversely affected by developments relevant to that particular insurer, or more general developments relevant to the market as a whole.  Municipal securities can be difficult to value and be less liquid than other investments, which may affect performance.

Portfolio Strategy Risk.  The investment performance of a Fund is in part dependent upon a sub-adviser’s skill in making appropriate investments. To the extent that a Fund’s investments differ from the portfolio represented by the benchmark, there exists the potential for volatility of the return of a Fund relative to its index. As the industry and sector composition of the market or index changes over time, the implementation of a Fund’s strategy can lead to substantial differences in the sector or industry allocation of a Fund relative to the market or index.

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Portfolio Turnover Risk.  A Fund that trades aggressively will experience high portfolio turnover and relatively high brokerage and other transaction costs. Such transaction costs may lower a Fund’s effective investment return.

Preferred Securities Risk.  A company’s preferred stock generally pays dividends only after the company makes required payments to holders of its bonds and other debt.  For this reason, the value of preferred stock will usually react more strongly than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects.

Prepayment Risk.  The issuers of securities held by a Fund may be able to prepay principal due on the securities, particularly during periods of declining interest rates.  Securities subject to prepayment risk generally offer less potential for gains when interest rates decline, and may offer a greater potential for loss when interest rates rise.  In addition, rising interest rates may cause prepayments to occur at a slower than expected rate, thereby effectively lengthening the maturity of the security and making the security more sensitive to interest rate changes.  Prepayment risk is a major risk of mortgage-backed securities and certain asset-backed securities.  Most floating rate loans (such as syndicated bank loans) and debt securities allow for prepayment of principal without penalty.  Accordingly, the potential for the value of a floating rate loan or security to increase in response to interest rate declines is limited.  Corporate loans or securities purchased to replace a prepaid corporate loan or security may have lower yields than the yield on the prepaid corporate loan.

Privately Issued Securities Risk.  The Balanced Fund may invest in privately-issued securities of public and private companies.  Privately issued securities have additional risk considerations than investments in comparable public investments.  Whenever the Balanced Fund invests in companies that do not publicly report financial and other material information, it assumes a greater degree of investment risk and reliance upon Guggenheim’s ability to obtain and evaluate applicable information concerning such companies’ creditworthiness and other investment considerations.  Certain privately-issued securities may be illiquid.  If there is no readily available trading market for privately-issued securities, the Balanced Fund may not be able to readily dispose of such investments at prices that approximate those at which the Balanced Fund could sell them if they were more widely traded.  Privately-issued securities are also more difficult to value.  Privately-issued debt securities are often of below investment grade quality, frequently are unrated and present many of the same risks as investing in below investment grade public debt securities.

Recent Market Events Risk.  Over the past several years, the global financial crisis has caused a significant decline in the value and liquidity of many securities and unprecedented volatility in the markets.

Governmental and non-governmental issuers (notably in Europe) have defaulted on, or been forced to restructure their debts; and many other issuers have faced difficulties obtaining credit or refinancing existing obligations. These market conditions may continue, worsen or spread, including in the United States, Europe and elsewhere. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. In response to the crisis, the U.S. government and the Federal Reserve, as well as certain foreign governments and their central banks have taken steps to support financial markets, including by keeping interest rates low. The withdrawal of this support, failure of efforts in response to the crisis, or investor perception that such efforts are not succeeding could negatively affect financial markets generally as well as reduce the value and liquidity of certain securities.

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This environment could make identifying investment risks and opportunities especially difficult for a sub-adviser, and whether or not a Fund invests in securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value and liquidity of a Fund’s investments may be negatively affected. In addition, policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time.

Regulatory and Legal Risk.  U.S. and other regulators and governmental agencies may implement additional regulations and legislators may pass new laws that affect the investments held by the Balanced Fund, the strategies used by the Fund or the level of regulation or taxation applying to the Balanced Fund (such as regulations related to investments in derivatives).  These may impact the investment strategies, performance, costs and operations of the Balanced Fund or taxation of shareholders.

Reinvestment Risk.  During periods of falling interest rates, a debt security with a high stated interest rate may be prepaid (or “called”) prior to its expected maturity date. If, during periods of falling interest rates, a debt security with a high stated interest rate is called, the unanticipated proceeds would likely be invested at lower interest rates, and a Fund’s income or yield may decline. Call provisions, which may lead to reinvestment risk, are most common for intermediate- and long-term municipal, corporate and mortgage-backed securities. To the extent securities subject to call were acquired at a premium, the potential for appreciation in the event of a decline in interest rates may be limited and may even result in losses.

Repurchase Agreement and Reverse Repurchase Agreement Risk.  In the event of the insolvency of the counterparty to a repurchase agreement or reverse repurchase agreement, recovery of the repurchase price owed to the Balanced Fund or, in the case of a reverse repurchase agreement, the securities sold by the Balanced Fund, may be delayed.  Because reverse repurchase agreements may be considered to be the practical equivalent of borrowing funds, they constitute a form of leverage.  If the Balanced Fund reinvests the proceeds of a reverse repurchase agreement at a rate lower than the cost of the agreement, entering into the agreement will lower the Balanced Fund’s yield.

Restricted Securities Risk.  Restricted securities generally cannot be sold to the public and may involve a high degree of business, financial and liquidity risk, which may result in substantial losses to the Balanced Fund.

Small Cap Risk.  Small-cap companies may lack the management experience, financial resources, product diversity and competitive strengths of larger companies, and may be traded less frequently. These companies may be in the developmental stage or may be older companies undergoing significant changes. Small-cap companies may also be subject to greater business risks and more sensitive to changes in economic conditions than larger more established companies. As a result, the prices of small-cap companies may rise and fall more sharply than larger capitalized companies.

Socially Responsible Risk. The Socially Responsible Fund only invests in companies that meet its criteria for socially responsible investing. Because of this restriction, the investments that the sub-adviser may choose from may be more limited than those of a Fund that is not restricted to investing in companies that meet social criteria. As a result, the sub-adviser may pass up opportunities to buy certain securities when it is otherwise advantageous to do so or may sell certain securities when it is disadvantageous to do so. In addition, investing in socially responsible companies may result in the Fund investing more or less in a specific sector of the economy relative to its benchmark.

Structured Notes Risk.  Investments in structured notes involve risks associated with the issuer of the note and the reference instrument.  Where the Balanced Fund’s investments in structured notes are based upon the movement of one or more factors used as a reference for payments required on the note, including currency exchange rates, interest rates, referenced bonds or stock indices, depending on the use of multipliers or deflators, changes in the applicable factors may cause significant price fluctuations.  Additionally, changes in the reference instrument or security may cause the interest rate on the structured note to be reduced to zero, and any further changes in the reference instrument may then reduce the principal amount payable on maturity.  Structured notes may be less liquid than other types of securities and more volatile than the reference instrument or security underlying the note.

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Style Risk.  The risk of investing in growth or value styles is the style may perform poorly or fall out of favor with investors. For example, at times the market may favor large capitalization stocks over small capitalization stocks, value stocks over growth stocks, or vice versa.

Synthetic Investment Risk.  The Balanced Fund may be exposed to certain additional risks should Guggenheim use derivatives transactions as a means to synthetically implement the Balanced Fund’s investment strategies.  Customized derivative instruments will likely be highly illiquid, and it is possible that the Balanced Fund will not be able to terminate such derivative instruments prior to their expiration date or that the penalties associated with such a termination might impact the Balanced Fund’s performance in a materially adverse manner.  Synthetic investments may be imperfectly correlated to the investment Guggenheim is seeking to replicate.

To Be Announced (“TBA”) Transactions Risk.  The Balanced Fund may enter into “To Be Announced” (“TBA”) transactions to purchase or sell mortgage-backed securities for a fixed price at a future date.  TBA purchase commitments involve a risk of loss if the value of the securities to be purchased declines prior to settlement date or if the counterparty may not deliver the securities as promised.  Selling a TBA involves a risk of loss if the value of the securities to be sold goes up prior to settlement date.

When Issued and Forward Commitment Risk.  When-issued, forward-commitment and delayed-delivery transactions involve a commitment to purchase or sell specific securities at a predetermined price or yield in which payment and delivery take place after the customary settlement period for that type of security.  When purchasing securities pursuant to one of these transactions, payment for the securities is not required until the delivery date.  However, the purchaser assumes the rights and risks of ownership, including the risks of price and yield fluctuations and the risk that the security will not be issued as anticipated.

Valuation Risk.  A Fund may invest in securities that are difficult to value and may inadvertently value certain of its securities at a higher price than the market will bear.

Performance Information

The information below provides an illustration of how each Fund’s investment performance has varied over time.  The bar charts and tables provide some indication of the risks of investing in a Fund by showing the changes in a Fund’s investment performance from year to year during the periods indicated and by showing how the average annual total returns for the one-, five- and ten-year periods compare with one or more broad-based securities market indices and, for certain Funds, an additional index with characteristics relevant to the Fund.  The total return figures do not reflect expenses that apply to the separate account or related annuity contracts. The inclusion of these charges would reduce the total return figures for all periods shown. A Fund’s past investment performance does not necessarily indicate how it will perform in the future.

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Equity Fund
Calendar Year Total Returns (%)

During the periods shown in the bar chart, the highest return for a quarter was 15.12% (quarter ended 9/30/09) and the lowest return for a quarter was (22.46)% (quarter ended 12/31/08).

Average Annual Total Returns
(%) as of December 31, 2013

	1 year	5 years	10 years
Equity Fund	30.36%	14.89%	5.25%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	32.39%	17.94%	7.40%

Current performance may be higher or lower than the performance data quoted above.  For more recent performance information, call your insurance company.

Income Fund
Calendar Year Total Returns (%)

During the periods shown in the bar chart, the highest return for a quarter was 6.35% (quarter ended 9/30/09) and the lowest return for a quarter was (4.48)% (quarter ended 9/30/08).

Average Annual Total Returns

(%) as of December 31, 2013

	1 year	5 years	10 years
Income Fund	-2.16%	6.77%	4.18%
Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	-2.02%	4.44%	4.55%

Current performance may be higher or lower than the performance data quoted above.  For more recent performance information, call your insurance company.

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International Equity Fund
Calendar Year Total Returns (%)

During the periods shown in the bar chart, the highest return for a quarter was 24.58% (quarter ended 6/30/09) and the lowest return for a quarter was (21.43)% (quarter ended (9/30/11).

Average Annual Total Returns
(%) as of December 31, 2013

	1 year	5 years	10 years
International Equity Fund	13.12%	10.73%	4.38%
MSCI EAFE Index (reflects no deduction for fees, expenses or taxes)	22.78%	12.44%	6.91%

Current performance may be higher or lower than the performance data quoted above.  For more recent performance information, call your insurance company.

Small Cap Fund
Calendar Year Total Returns (%)

During the periods shown in the bar chart, the highest return for a quarter was 19.32% (quarter ended 6/30/09) and the lowest return for a quarter was (27.01)% (quarter ended 12/31/08).

Average Annual Total Returns
(%) as of December 31, 2013

	1 year	5 years	10 years
Small Cap Fund	40.28%	19.27%	5.92%
Russell 2000® Index (reflects no deduction for fees, expenses or taxes)	38.82%	20.08%	9.07%

Current performance may be higher or lower than the performance data quoted above.  For more recent performance information, call your insurance company.

Socially Responsible Fund
Calendar Year Total Returns (%)

During the periods shown in the bar chart, the highest return for a quarter was 15.30% (quarter ended 6/30/09) and the lowest return for a quarter was (23.64)% (quarter ended 12/31/08).

Average Annual Total Returns
(%) as of December 31, 2013

	1 year	5 years	10 years
Socially Responsible Fund	29.01%	14.82%	5.22%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	32.39%	17.94%	7.40%

Current performance may be higher or lower than the performance data quoted above.  For more recent performance information, call your insurance company.

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Balanced Fund
Calendar Year Total Returns (%)

During the periods shown in the bar chart, the highest return for a quarter was 11.23% (quarter ended 3/30/09) and the lowest return for a quarter was (12.16)% (quarter ended 12/31/08).

Average Annual Total Returns
(%) as of December 31, 2013

	1 year	5 years	10 years
Balanced Fund	18.31%	11.52%	5.08%
MSCI ACWI Index (net, reflects no deduction for fees, expenses or certain taxes)*	22.80%	14.92%	7.17%
Barclays Global Aggregate Index (Hedged) (reflects no deduction for fees, expenses or taxes)*	(0.14%)	4.11%	4.43%
New Stock/Bond Composite (reflects no deduction for fees, expenses or taxes)*, **	14.77%	11.14%	6.21%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	32.39%	17.94%	7.40%
Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	(2.02%)	4.44%	4.55%
MSCI EAFE Index (reflects no deduction for fees, expenses or taxes)	22.78%	12.44%	6.91%
Old Stock/Bond Composite (reflects no deduction for fees, expenses or taxes)***	18.02%	12.63%	6.65%

*
The MSCI ACWI Index, Barclays Global Aggregate Index (Hedged) and New Stock/Bond Composite (consisting of 65% MSCI ACWI Index and 35% Barclays Global Aggregate Index (Hedged)) are replacing the S&P 500 Index, Barclays U.S. Aggregate Bond Index, MSCI EAFE Index and Old Stock/Bond Composite (consisting of 50% S&P 500 Index, 35% Barclays U.S. Aggregate Bond Index and 15% MSCI EAFE Index). Wilshire believes the new indices are more appropriate indices given the Balanced Fund’s investment strategy.

**	The New Stock/Bond Composite shown above consists of 65% MSCI ACWI Index and 35% Barclays Global Aggregate Index (Hedged).
***	The Old Stock/Bond Composite shown above consists of 50% S&P 500 Index, 35% Barclays U.S. Aggregate Bond Index and 15% MSCI EAFE Index.

Current performance may be higher or lower than the performance data quoted above.  For more recent performance information, call your insurance company.

C.  OTHER COMPARISONS BETWEEN THE FUNDS

Investment Adviser.  Since March 1, 1999, the Trust has employed Wilshire to manage the investment and reinvestment of the assets of the Funds and to continuously review, supervise and administer the Funds’ investment programs under an Investment Advisory Agreement dated March 1, 1999, as amended from time to time. Wilshire’s principal office is located at 1299 Ocean Avenue, Santa Monica, California 90401-1085. Wilshire was formed in 1972 and as of December 31, 2013, managed approximately $127 billion in assets. Wilshire also provides investment technology products and investment consulting and provides equity investment services. Wilshire conducts its investment decision-making through an investment committee structure. The investment committee consists of senior level investment professionals with significant investment experience. As of the date of this Prospectus/Proxy Statement, the investment committee is comprised of Cleo Chang, Jason Schwarz, James St. Aubin, Helen Webb-Thompson, Jonathan Miles, Mannik Dhillon, Nathan Palmer, Ramon Gonzalez, Robert Noe and Erin Simpson. Cleo Chang is chairman of the investment committee.

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Wilshire’s duties under the Investment Advisory Agreement include providing a continuous investment program for each Fund or recommending to the Board one or more unaffiliated sub-advisers to provide a continuous investment program for each Fund or a portion of such Fund’s assets designated from time to time by Wilshire, including investment, research and management with respect to all securities and investments and cash equivalents for each Fund or a designated portion of such Fund’s assets.  Wilshire also reviews, monitors and reports to the Board regarding the investments performance and investment procedures of each sub-adviser and assists and consults with each sub-adviser in connection with a Fund’s continuous investment program.  In addition, Wilshire maintains books and records with respect to its services under the Investment Advisory Agreement and furnishes the Board with such periodic and special reports as the Board may request.

Sub-advisers.  Wilshire uses a “manager of managers” approach for all of the Funds by which Wilshire selects sub-advisers to manage each Fund’s assets.  Each sub-adviser serves pursuant to a sub-advisory agreement with Wilshire.  A description of each Fund’s sub-adviser(s) and portfolio managers follows.

Sub-adviser for the Balanced Fund.  Wilshire entered into a subadvisory agreement with Guggenheim to manage a portion of the Balanced Fund effective July 8, 2014, subject to supervision of Wilshire and the Board.  Guggenheim is a Delaware limited liability company formed on September 29, 2005, and its principal address is 100 Wilshire Boulevard, Suite 500, Santa Monica, California 90401. Guggenheim is registered with the SEC and generally provides investment advice to institutional clients through separate accounts and registered and unregistered pooled investment vehicles.  Guggenheim had approximately $129.5 billion in assets under management as of April 30, 2014.  Guggenheim’s portion of the Balanced Fund is team-managed by members of Guggenheim’s portfolio management team consisting of B. Scott Minerd, Anne B. Walsh, CFA, JD, James W. Michal, and Stephen H. Brown, CFA.  B. Scott Minerd is Global Chief Investment Officer of Guggenheim.  Mr. Minerd joined Guggenheim in 1999 and is a founding Managing Partner at Guggenheim.  Anne B. Walsh, CFA, JD is Senior Managing Director and Assistant Chief Investment Officer, Fixed Income at Guggenheim. Ms. Walsh joined Guggenheim in 2007.  James W. Michal is Managing Director and Portfolio Manager at Guggenheim.  Mr. Michal joined Guggenheim in 2008.  Stephen H. Brown, CFA is Director and Portfolio Manager at Guggenheim. Mr. Brown joined Guggenheim in 2010.  Prior to joining Guggenheim, Mr. Brown held roles within treasury services and structured products at ABN AMRO and Bank of America in Chicago and London.

Sub-advisers for the Equity Fund.  Santa Barbara Asset Management, LLC (“Santa Barbara”) and TWIN Capital Management, Inc. (“TWIN”) each manage a portion of the Equity Fund’s portfolio.

Santa Barbara is located at 2049 Century Park East, 17th Floor, Los Angeles, CA 90067. As of December 31, 2013, Santa Barbara managed approximately $6.3 billion in assets, which includes approximately $1.9 billion in Unified Managed Account (“UMA”) assets.  Santa Barbara is a subsidiary of Nuveen Investments, Inc. (“Nuveen”). Nuveen is an indirect subsidiary of Windy City Investments Holdings, LLC (“Holdings”), LLC, a holding company formed by equity investors led by Madison Dearborn Partners, LLC (“MDP”), a private equity firm. Equity investors of Holdings include certain MDP private equity divisions of U.S. Bancorp and other financial services companies.  On April 14, 2014, TIAA-CREF, a national financial services organization, announced it had entered into an agreement to acquire Nuveen. The transaction is expected to be consummated by the end of 2014.

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James Boothe, Chief Investment Officer of Santa Barbara, is the Portfolio Manager of Santa Barbara’s portion of the Equity Fund. Mr. Boothe has served as Portfolio Manager for the Fund since 2013.  Mr. Boothe joined Santa Barbara in 2002 and previously was a Portfolio Manager with USAA Investment Management. Mr. Booth provides portfolio management services to 3,184 portfolios directly or as part of a team on a day-to-day basis.

TWIN, located at 3244 Washington Road, Suite 202, McMurray, Pennsylvania 15317, is a Pennsylvania corporation registered as an investment adviser with the SEC and manages assets primarily for institutions. As of December 31, 2013, TWIN managed approximately $948 million in assets under management.  An investment team, comprised of portfolio managers who are supported by a dedicated research team, is primarily responsible for the day-to-day management of TWIN’s portion of the Equity Fund. The investment committee is led by Geoffrey Gerber and includes Christopher Erfort.

Geoffrey Gerber, President and Chief Investment Officer of TWIN and Portfolio Manager of TWIN’s portion of the Equity Fund, has served as Portfolio Manager for the Equity Fund since 2013.  Mr. Gerber has been the President and Chief Investment Officer of TWIN since April 1990 when he founded TWIN. In his capacity as Chief Investment Officer, Mr. Gerber oversees the investment decisions for the TWIN Enhanced Equity product. Mr. Gerber received his Ph.D. in Economics from the University of Pennsylvania and serves as the Chair of the Pittsburgh UJF Foundation Investment Committee and is on the Board and Chair of the Investment Committee of the Burroughs Wellcome Foundation. Mr. Gerber also serves as member of the Investment Advisory Committee of New York State Teachers Retirement System (NYSTRS).

Christopher Erfort, Senior Vice President of TWIN and Portfolio Manager of TWIN’s portion of the Equity Fund, has served as Portfolio Manager for the Equity Fund since 2013.  Mr. Erfort, who joined TWIN in January 1997, is a CFA Charter Holder and a Portfolio Manager and Senior Vice President of TWIN.

Sub-advisers for the Income Fund.  Western Asset Management Company (“Western”) and Western Asset Management Company Limited (“WAMCL”) jointly manage an assigned portion of the Income Fund.  Established in 1971, Western is located at 385 E. Colorado Boulevard, Pasadena, California 91101.  As of December 31, 2013, total assets under management by Western were approximately $364.7 billion and $38.6 billion by WAMCL.  WAMCL is affiliated with Western under common control.  WAMCL provides certain sub-advisory services relating to currency transactions and investments in non-U.S. dollar-denominated securities and related foreign currency instruments. Expertise from WAMCL’s investment professionals add local sector investment experience as well as the ability to trade in local markets. Western maintains constant interaction and coordination between its investment professionals to maintain a unified and cohesive investment management approach.

Western utilizes a team-based approach to portfolio management to ensure that all portfolios, as allowed by guidelines, benefit from the expertise of all the firms’ sector specialists. S. Kenneth Leech, Co-Chief Investment Officer, is responsible for the strategic oversight of the Income Fund’s investments and for supervising the operations and of the various sector specialist teams dedicated to the specific asset classes in which the Income Fund invests.  Mr. Leech is involved in the management of all Western’s portfolios, but he is not solely responsible for particular portfolios.  Mr. Leech has served as a portfolio manager of the Fund since 2014.

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With respect to the Income Fund and other client accounts with a similar objective, Carl L. Eichstaedt, Mark S. Lindbloom, Michael C. Buchanan and Keith Gardner provide specialized expertise and global oversight. They are also responsible for portfolio structure, including sector allocation, duration weighting and term structure decisions. Mr. Eichstaedt has served as Portfolio Manager since 2000.  Mr. Lindbloom has served as Portfolio Manager since 2005.  Mr. Buchanan has served as Portfolio Manager since 2005.  Mr. Gardner has served as Portfolio Manager since 2000.  Messrs. Walsh, Eichstaedt, Scholnick, Gardner, Lindbloom and Buchanan have been Portfolio Managers for Western for more than five years.

These individuals are also responsible for overseeing implementation of Western’s overall investment ideas and coordinating the work of the various sector teams. This structure ensures that client portfolios benefit from a consensus that draws on the expertise of all team members.

Sub-advisers for the International Equity Fund.  Thomas White International Ltd. (“Thomas White”) and WCM Investment Management (“WCM”) each manage a portion of the International Equity Fund’s portfolio.

Thomas White, located at 440 S. LaSalle Street, Suite 3900, Chicago, Illinois 60605 had approximately $2.278 billion in assets under management as of December 31, 2013. Day to day management of Thomas White’s portion of the International Equity Fund and the Wilshire International Equity Fund is the responsibility of portfolio managers Thomas S. White, Jr., Wei Li, Ph.D, CFA, Jinwen Zhang, Ph.D, CFA and Douglas M. Jackman, CFA.

Mr. White, President, Chief Investment Officer, and Portfolio Manager, co-founded Thomas White in 1992 and has served as a portfolio manager to the International Equity Fund since 2007 . He has been managing investments for 48 years and previously served as a Managing Director for Morgan Stanley Asset Management from 1979 to 1992. Mr. White has a BA in Economics from Duke University.

Mr. Li, Executive Vice President and Director of Research, joined Thomas White in 1994 and has served as a portfolio manager to the International Equity Fund since 2007. He has been managing investments for 19 years and prior to joining Thomas White was a postdoctoral research assistant at Rensselaer Polytechnic Institute and a postdoctoral fellow at McGill University. Mr. Li has a BS in Mathematics from Nanjing University, a MS in Mathematics from Nanjing Normal University and a Ph.D. in Mathematics from Purdue University.

Ms. Zhang, Executive Vice President and Assistant Director of Research, joined Thomas White in 1999 and has served as a portfolio manager to the International Equity Fund since 2007.  She has been managing investments for 15 years. Ms. Zhang has a BS in Biochemistry from Beijing University, a MBA in Finance and Accounting from the University of Chicago and a Ph.D. in Biochemistry from Iowa State University.

Mr. Jackman, Executive Vice President, Portfolio Manager, and Senior Research Officer, joined Thomas White in 1995 and has served as a portfolio manager to the International Equity Fund since 2007. He has been managing investments for 23 years and previously worked for Morgan Stanley. Mr. Jackman has an AB in Economics and an MBA from the University of Chicago.

WCM was founded in 1976 and its principal address is 281 Brooks Street, Laguna Beach, California 92651. WCM is registered with the U.S. Securities and Exchange Commission and provides investment advice to institutional and high net worth individual clients.  WCM had approximately $4 billion in assets under management as of December 31, 2013.  WCM’s portion of the International Equity Fund is team-managed by members of WCM’s Investment Strategy Group (the “ISG”), which consists of five investment professionals. Current members of the ISG are Sanjay Ayer, CFA, Paul R. Black, Peter J. Hunkel, Michael B. Trigg, and Kurt R. Winrich, CFA. These managers share portfolio management responsibilities and all investment purchase and sale decisions are made by the ISG.

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Paul R. Black has 30 years of investment experience and has served as a portfolio manager to the International Equity Fund since 2013. He joined WCM in 1989, and has served as WCM’s President and co-CEO since December 2004. He is a member of the firm’s ISG and his primary responsibilities include portfolio management and equity research.  Peter J. Hunkel has 15 years of investment experience  and has served as a portfolio manager to the International Equity Fund since 2013.  He has served as a Portfolio Manager and Business Analyst for the Advisor since 2007. He is a member of the firm’s ISG and his primary responsibilities include portfolio management and equity research.  Michael B. Trigg has 13 years of investment experience and has served as a portfolio manager to the International Equity Fund since 2013.  He has served as a Portfolio Manager and Business Analyst for the Advisor since 2006. He is a member of the firm’s ISG and his primary responsibilities include portfolio management and equity research. Kurt R. Winrich, CFA, has 29 years of investment experience and has served as a portfolio manager to the International Equity Fund since 2013. He joined WCM in 1984, and has served as WCM’s Chairman and co-CEO December 2004. He is a member of the firm’s ISG and his primary responsibilities include portfolio management and equity research.

Sub-advisers for the Small Cap Fund. Los Angeles Capital Management and Equity Research, Inc. ("Los Angeles Capital") and Ranger Investment Management, L.P. (“Ranger”) each manage a portion of the Small Cap Fund’s portfolio.

Los Angeles Capital, located at 11150 Santa Monica Blvd., Suite 200, Los Angeles, CA 90025, had approximately $16 billion in assets under management as of December 31, 2013.  Thomas D. Stevens, CFA, Chairman and President, Principal; Hal W. Reynolds, CFA, Chief Investment Officer, Principal; and Daniel E. Allen, CFA, Director of Global Equities, Principal, are the senior portfolio managers for Los Angeles Capital’s allocated portion of the Small Cap Fund.  From 1980 until April 2002, when Los Angeles Capital was formed, Mr. Stevens, a founding Principal of Los Angeles Capital, was employed by Wilshire Associates Incorporated, where he served as a Senior Managing Director and Principal.  Previously, he directed its Equity Division before assuming responsibility for Wilshire Asset Management, which he headed for 16 years. Mr. Reynolds is one of the founding Principals of Los Angeles Capital. Prior to co-founding Los Angeles Capital, Mr. Reynolds was a Managing Director and Principal at Wilshire Associates Incorporated. In 1998, he joined Wilshire Asset Management as the Chief Investment Officer and in 1989, joined the consulting division where he served as a senior consultant to large ERISA plans. Prior to joining Los Angeles Capital in 2009, Mr. Allen, a Principal, was a Senior Managing Director and Board member of Wilshire Associates Incorporated. Mr. Allen began in the Equity Management Division in 1983, joined Wilshire’s Consulting Division in 1991, and in 1998, he moved to Europe to lead Wilshire’s Private Markets Group asset management activities in the region, where he also served on the Global Investment Committee before returning to Los Angeles in 2008 as a Management Committee member of the Private Markets Group.

Ranger, located at 2828 N. Harwood Street, Suite 1600, Dallas, Texas 75201, had approximately $2.159 billion in assets under management as of December 31, 2013.  W. Conrad Doenges is primarily responsible for the day-to-day management of Ranger’s allocated portion of the Small Cap Fund’s assets and has served as a portfolio manager to the Small Cap Fund since 2011.  Mr. Doenges joined Ranger in 2004 and serves as the Portfolio Manager for the firm’s small, mid and small/mid-cap growth strategies.  Mr. Doenges also has primary research responsibility for consumer discretionary, consumer staples and producer durables companies.  Prior to joining Ranger, Mr. Doenges served as a partner, Managing Director and Co-Chief Investment Officer for John McStay Investment Counsel. Mr. Doenges was employed by John McStay from 1998 to 2004.

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Sub-adviser for the Socially Responsible Fund.  ClearBridge Investments, LLC (“ClearBridge”), 620 8th Avenue, New York, NY 10018, is registered under the Investment Advisers Act of 1940, as amended (the “Advisers Act”).  ClearBridge provides investment management services to institutional and retail investors. ClearBridge Investments, LLC is a wholly owned subsidiary of Legg Mason, Inc. ClearBridge was formed in 2006 by Legg Mason, Inc. (“Legg Mason”) following Legg Mason’s acquisition of substantially all of the global investment management business then known as Citigroup Asset Management from Citigroup, Inc. ClearBridge is Legg Mason’s largest equity manager, with approximately $90 billion in assets under management at December 31, 2013.

Senior Portfolio Managers Scott Glasser and Michael Kagan, along with Portfolio Manager Mary Jane McQuillen, head of the Environmental, Social and Governance (ESG) Research & Integration research team, are primarily responsible for managing the Socially Responsible Fund.  Mr. Glasser, Co-Chief Investment Officer, Managing Director and Senior Portfolio Manager, has served as a portfolio manager to the Socially Responsible Fund since 2009.  Mr. Glasser joined a predecessor organization in 1993 and has over 23 years of investment industry experience. Mr. Kagan, Managing Director and Senior Portfolio Manager, has served as a portfolio manager to the Socially Responsible Fund since 2009.  Mr. Kagan  joined a predecessor organization in 1994 and has over 29 years of investment experience.  Ms. McQuillen, Managing Director and Portfolio Manager, ESG Investments, has served as a portfolio manager to the Socially Responsible Fund since 2009 and has 18 years of investment industry experience.

Distribution and Shareholder Services Plan.  The Funds have adopted a plan under Rule 12b-1 of the 1940 Act that provides for a fee of up to 0.25% of each Fund’s average net assets payable to the distributor to compensate the distributor for distribution and shareholder services provided to shareholders.

For the fiscal year ended December 31, 2013, each Acquired Fund paid 0.25% of 12b-1 fees, and because the Balanced currently incurs 12b-1 fees on all of its assets except for those invested in the Income Fund, it paid 12b-1 fees of 0.16% for the fiscal year ended December 31, 2013.  Effective July 8, 2014, the Balanced Fund is expected to incur 12b-1 fees of 0.25% of average net assets.

Because 12b-1 fees are paid out of each Fund’s assets on an ongoing basis, they will, over time, increase the cost of investment and may cost more than other types of sales charges.

Charter Documents.  Each Fund is a series of the Trust, a Delaware statutory trust.  The Funds are governed by the Declaration of Trust.  Additional information about the Declaration of Trust is provided below.

Shares.  On each matter submitted to a shareholder vote, each shareholder is entitled to one vote for each whole share and each fractional share is entitled to a proportionate fractional vote.  All shares of all series of the Trust will vote together as a single class, except for (a) any matter with respect to which a separate vote of one or more series is permitted or required by the 1940 Act or the provisions of the Declaration of Trust; and (b) as to any matter which affects only the interests of one or more particular series, only the shareholders of the one or more affected series are entitled to vote, and each such series will vote as a separate series.  All shares of all series of the Trust are voted together in the election of Board members.  On any other matter submitted to a vote of shareholders, shares are voted in the aggregate and not by the individual series, except that shares are voted by the individual series when required by the 1940 Act or other applicable law or when the Board determines that the matter affects only the interests of one or more series, in which case shareholders of the unaffected series are not entitled to vote on such matters.

Shareholder Meetings.  As a Delaware statutory trust, the Trust is not required to hold annual shareholder meetings.  However, special meetings may be called for purposes such as electing or removing Board members, changing fundamental policies or approving an investment advisory contract.  If requested to do so by the shareholders of at least 10% of the Trust’s outstanding shares, the Trust will call a special meeting for the purpose of voting on the removal of a Board member and the Trust will assist in the communications with other shareholders as if the Trust were subject to Section 16(c) of the 1940 Act.

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Shareholder meetings may be called at any time by a majority of the Board and will be called by any Board member upon written request of shareholders holding, in the aggregate, not less than 10% of the Trust’s outstanding shares.  Shareholder meetings will be held on any day, time and place as designated by the Board.  Shareholders of one-third of the interests in the Trust, present in person or by proxy, will constitute a quorum for the transaction of any business, except as may otherwise be required by the 1940 Act, other applicable law or the Declaration of Trust or the By-Laws of the Trust.  If a quorum is present at a meeting, an affirmative vote by the shareholders present, in person or by proxy, holding more than 50% of the total interests of the shareholders present, either in person or by proxy, at such meeting constitutes the action of the shareholders, unless the 1940 Act, other applicable law, the Declaration of Trust or the By-Laws of the Trust require a greater number of affirmative votes.

The affirmative vote by the shareholders present, in person or by proxy, holding less than 50% of the interests of the shareholders present, in person or by proxy, at a meeting will be sufficient for adjournments.  Any meeting of shareholders, whether or not a quorum is present, may be adjourned for any lawful purpose provided that no meeting will be adjourned for more than six months beyond the originally scheduled meeting date.  Any adjourned session or sessions may be held, within a reasonable time after the date set for the original meeting, without the necessity of further notice.

Shareholder Liability.  The Trust indemnifies and holds each shareholder harmless from and against any claim or liability to which such shareholder may become subject solely by reason of his or her being or having been a shareholder and not because of such shareholder’s acts or omissions or for some other reason, and reimburses such shareholder for all legal and other expenses reasonably incurred by him or her in connection with any such claim or liability (upon proper and timely request by the shareholder); provided, however, that no shareholder is entitled to indemnification unless such shareholder is a shareholder of interests of such series.

Voting Powers.  The shareholders have power to vote only (i) for the election of Board members, (ii) with respect to any investment advisory contract, (iii) with respect to termination of the Trust, (iv) with respect to certain amendments to the Declaration of Trust as described therein, (v) with respect to any merger, consolidation or sale of assets, (vi) with respect to incorporation of the Trust, and (vii) with respect to such additional matters relating to the Trust as may be required by the 1940 Act, the Delaware Statutory Trust Act, or any other applicable law, the Declaration of Trust, the By-Laws or any registration of the Trust with the SEC (or any successor agency) or any state, or as and when the Board may consider necessary or desirable.

The foregoing is a general summary of certain provisions of the Declaration of Trust governing the Trust.  It is qualified in its entirety by reference to the Declaration of Trust.

D.  INFORMATION ABOUT THE PROPOSED MERGERS

General.  The shareholders of each Acquired Fund are being asked to approve a merger between their Acquired Fund and its corresponding Balanced Fund pursuant to the Agreement, which is attached to this Prospectus/Proxy Statement as Appendix A.

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Each merger is structured as a transfer of all of the assets of an Acquired Fund to the Balanced Fund in exchange for the assumption by the Balanced Fund of all of the liabilities of the Acquired Fund and for the issuance and delivery to the Acquired Fund of Balanced Fund Shares (as defined in the Agreement) equal in aggregate value to the net value of the assets transferred to the Balanced Fund.

After receipt of the Balanced Fund Shares, the applicable Acquired Fund will distribute the Balanced Fund Shares to its shareholders, in proportion to their existing shareholdings, in complete liquidation of such Fund, and the legal existence of such Fund as a series of the Trust will be terminated.  Each shareholder of such Acquired Fund will receive a number of full and fractional Balanced Fund Shares equal in value as of the Valuation Date (as defined in the Agreement) to the aggregate value of the shareholder’s Acquired Fund shares.  Such shares will be held in an account with the corresponding Balanced Fund identical in all material respects to the account currently maintained by the applicable Acquired Fund.  Each Participating Insurance Company will then allocate its Balanced Fund Shares on a pro-rata basis among the Contract Owners in the applicable Acquired Fund separate account (or in sub-accounts thereof).  Unless a Contract Owner instructs his or her Participating Insurance Company otherwise, amounts that would have been allocated to the applicable Acquired Fund under an existing Contract will, following the merger, be allocated to the Balanced Fund.

Prior to the date of the mergers, each Acquired Fund will sell any investments that are not consistent with the current investment objective, policies, restrictions and strategies of the Balanced Fund, and declare a distribution that, together with all previous distributions, will have the effect of distributing to shareholders all of its net investment income and net realized capital gains, if any, through the date of the merger.  Contract Owners who invest in an Acquired Fund through a variable annuity contract or variable life insurance policy will not be affected by such distributions as long as the Contracts qualify as annuity contracts under section 72 of the Code and Treasury Regulations thereunder.

The Board of the Trust has voted to approve the Agreement and the proposed mergers and to recommend that shareholders also approve their Acquired Fund’s applicable merger.  The actions contemplated by the Agreement and the related matters described therein will be consummated only if approved by an Acquired Fund’s shareholders as indicated under “Information About Voting and the Special Meeting” below.

Each Acquired Fund’s shareholders will vote separately on the merger of their Fund into the Balanced Fund.  The merger of one Acquired Fund into the Balanced Fund is not contingent upon the approval of the other Acquired Funds’ shareholders.

In the event that a merger does not receive the required shareholder approval, each applicable Acquired Fund will continue to be managed as a separate Fund in accordance with its current investment objective and policies, and the Board of the Trust may consider such alternatives as may be in the best interests of each Fund.

Background and Board’s Considerations Relating to the Proposed Mergers.

On May 16, 2014, the Board of the Trust met to consider the proposed mergers of each Acquired Fund into the Balanced Fund.  The Board of the Trust, which is comprised of Trustees all of whom are not “interested persons” of the Trust (as defined by the 1940 Act), approved the terms of each merger.  The Board also recommends that the mergers be approved by the Acquired Funds’ shareholders.

In determining to recommend that the shareholders of each Acquired Fund approve the mergers, the Board considered the factors described below:

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In light of each Acquired Fund’s lack of expected asset growth, Wilshire proposed the merger of each Acquired Fund into the Balanced Fund.  At the current and expected asset levels, none of the Acquired Funds has critical mass, and the larger combined Balanced Fund may be better positioned in the market to further increase asset size and achieve economies of scale;

Although each Acquired Fund has a different investment objective and different investment strategies than the Balanced Fund, on May 16, 2014, the Balanced Fund pursued its investment objective by investing in the same underlying funds in which the Equity, International Equity and Small Cap Funds invest (although in different percentages) and by investing directly in the Income Fund.  Despite the difference in investment objectives and strategies, Wilshire believes the Balanced Fund should provide shareholders of each Acquired Fund with a better overall investment opportunity; and

Wilshire believes this proposal should provide several advantages:

·	The Balanced Fund should benefit from operational efficiencies and economies of scale that are expected to arise as a result of its larger net asset size following the mergers;

·	Following the mergers, the Balanced Fund will offer Fund shareholders improved diversification and an improved overall risk/return profile; and

·	The mergers will provide Acquired Fund shareholders with a continuing investment alternative managed by Wilshire.

In addition, the Board considered the following factors, among others, in determining to recommend that the shareholders of each Acquired Fund approve the mergers:

The Board noted that the Balanced Fund would bear all expenses associated with each merger, including but not limited to transaction costs associated with any related repositioning of a Fund’s portfolio.

The Board noted that the estimated total annual operating expense ratio of the Balanced Fund (post-mergers) is expected to be lower than each Acquired Fund, other than the Income Fund.  The Board considered that, pending Acquiring Fund shareholder approval of the mergers and approval by shareholders of the Balanced Fund of the amended advisory agreement, Wilshire’s commitment to limit the Balanced Fund’s expenses to 0.50% (excluding taxes, brokerage expenses, dividend expenses on short securities, acquired fund fees and expenses and extraordinary expenses) through May 1, 2015.  The Board also reviewed information comparing the Balanced Fund’s post-merger net expense ratio as estimated by Wilshire against a peer group of world allocation funds provided by Wilshire and noted that the Balanced Fund’s estimated net expense ratio was competitive and ranked in the top 30% of the peer group.

The Board concluded that no merger would result in the dilution of shareholder interests.

The Board noted that the services available to shareholders of the Balanced Fund would be identical to those available to shareholders of the Acquired Funds.

The Board considered that each merger is expected not to result in individual contract owners recognizing any gain or loss for federal income tax purposes.

The Board also considered the alternatives to the mergers.

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Based on all of the foregoing, the Board concluded that each Acquired Fund’s participation in the proposed mergers would be in the best interest of such Acquired Fund and would not dilute the interests of such Acquired Fund’s existing shareholders.  The Board unanimously recommends that shareholders of each Acquired Fund approve the mergers.

Agreement and Plan of Reorganization.  Each proposed merger will be governed by the Agreement, which is attached as Appendix A.  The Agreement provides that each Acquired Fund will transfer all of its assets to the Balanced Fund solely in exchange for the issuance of full and fractional Balanced Fund Shares and the assumption of all the Acquired Fund’s liabilities.  The Balanced Fund Shares will be issued on September 22, 2014 or such other date as may be agreed upon by the parties (the “Closing Date”).  The following discussion of the Agreement is qualified in its entirety by the full text of the Agreement.

Each Acquired Fund will transfer all of its assets to the Balanced Fund, and in exchange, the Balanced Fund will assume all liabilities of the corresponding Acquired Fund and deliver to such Acquired Fund a number of full and fractional Balanced Fund Shares having a net asset value equal to the value of the assets of the Acquired Fund less the liabilities of the Acquired Fund assumed by the Balanced Fund.  On or as soon after the Closing Date as is conveniently practicable, but in no event later than 12 months after the Closing Date (the “Liquidation Date”), each Acquired Fund will distribute in complete liquidation of the Acquired Fund, pro rata to its shareholders of record, all of the Balanced Fund Shares received by such Acquired Fund.  This distribution will be accomplished by the transfer of Balanced Fund Shares credited to the account of the Acquired Fund on the books of the Balanced Fund to open accounts on the share records of the Balanced Fund in the name of the Acquired Fund shareholders, and representing the respective pro rata number of Balanced Fund Shares due such shareholders.  All issued and outstanding shares of the Acquired Fund will simultaneously be canceled on the books of the Acquired Fund.  As a result of the proposed transaction, each Acquired Fund shareholder will receive a number of Balanced Fund Shares equal in value as of the Valuation Date (as defined in the Agreement) to the value of the Acquired Fund shares surrendered by such shareholder.

The Board of the Trust has determined that each proposed merger is in the best interests of each Fund and that the interests of each Fund’s shareholders will not be diluted as a result of the transactions contemplated by the Agreement.

The consummation of each merger is subject to the terms and conditions and on the representations and warranties set forth in the Agreement.  With respect to each merger, the Agreement may be terminated by mutual agreement of the Balanced Fund and the corresponding Acquired Fund.  The Agreement may be terminated with respect to one or all of the mergers.  In addition, either an Acquired Fund or the Balanced Fund may at its option terminate the Agreement with respect to its merger at or before the Closing Date due to (i) a breach by any other party to such merger of any representation, warranty, or agreement to be performed at or before the Closing Date, if not cured within 30 days; (ii) a condition precedent to the obligations of the terminating party that has not been met and it reasonably appears that it will not or cannot be met; or (iii) a determination by the Board that the consummation of the transactions contemplated therein with respect to a merger is not in the best interests of a Fund.

Each Acquired Fund will, within a reasonable period of time before the Closing Date, furnish the Balanced Fund with a list of the Acquired Fund’s portfolio securities and other investments.  The Balanced Fund will, within a reasonable period of time before the Closing Date, furnish each Acquired Fund with a list of the securities, if any, on the Acquired Fund’s list referred to above that do not conform to the Balanced Fund’s investment objective, policies, and restrictions.  The Acquired Fund, if requested by the Balanced Fund, will dispose of securities on the Balanced Fund’s list before the Closing Date.  In addition, if it is determined that the portfolios of the Acquired Fund and the Balanced Fund, when aggregated, would contain investments exceeding certain percentage limitations imposed upon the Balanced Fund with respect to such investments, the Acquired Fund, if requested by the Balanced Fund, will dispose of a sufficient amount of such investments as may be necessary to avoid violating such limitations as of the Closing Date.  In connection with the mergers, it is expected that 57.4%, 0%, 0%, 45.9% and 100% of the Equity Fund, Income Fund, International Equity Fund, Small Cap Fund and Socially Responsible Fund’s portfolio, respectively, will be repositioned in connection with the mergers.  The total cost associated with the repositioning of each of the Acquired Fund's portfolio is expected to be approximately $175,000.

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All fees and expenses, including legal and accounting expenses, portfolio transfer taxes (if any), trading costs and any other expenses incurred in connection with the consummation of each merger and related transactions contemplated by the Agreement, will be borne by the Balanced Fund.  The costs associated with the mergers are expected to be $280,000.

Description of the Balanced Fund Shares.  Balanced Fund Shares will be issued to each Acquired Fund’s shareholders in accordance with the Agreement as described above.  The Balanced Fund Shares have the same characteristics as shares of each Acquired Fund.  For more information on the characteristics of the Balanced Fund Shares, please see the Balanced Fund prospectus, a copy of which is included with this Prospectus/Proxy Statement.

It is not expected that the mergers will qualify as tax-free reorganizations under Section 368(a) of the Code. However, shares of the Acquired Funds are available to investors purchasing Contracts funded through the separate accounts (or sub-accounts thereof) of Participating Insurance Companies and because these Contracts qualify as annuity contracts under section 72 of the Code, and Treasury Regulations thereunder, the mergers, whether treated as tax-free reorganizations or not, will not create any federal income tax liability for Contract Owners.  Contract Owners who choose to redeem or exchange their investments by surrendering their Contracts or initiating a partial withdrawal, however, may be subject to income taxes and a 10% federal tax penalty.

This description of the federal income tax consequences of each merger is made without regard to the particular facts and circumstances of any shareholder or Contract Owner.  Shareholders and Contract Owners are urged to consult their own tax advisors as to the specific consequences to them of each merger, including the applicability and effect of state, local, non-U.S. and other tax laws.

If the Agreement is approved by the applicable Acquired Fund’s shareholders, such Acquired Fund will distribute to its shareholders all of its undistributed net investment income and undistributed realized net capital gains (after reduction by any capital loss carryforwards) immediately prior to the Closing (as defined in the Agreement).  Additional distributions may be made if necessary.  All distributions, including dividends and capital gains distributions, will be reinvested in additional shares of the Balanced Fund unless an election is made on behalf of a separate account to receive dividends and capital gains distributions in cash.

Capitalization.  The following table shows the capitalization of each Fund as of December 31, 2013 and of the Balanced Fund on a pro forma unaudited combined basis, assuming consummation of the merger of the International Equity Fund into the Balanced Fund only, which would result in the highest operating expense ratio, and assuming consummation of the mergers of all Acquired Funds into the Balanced Fund, which would result in the lowest operating expense ratio.

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Capitalization Table as of December 31, 2013 (Unaudited)

	Equity Fund	Income Fund	International Equity Fund	Small Cap Fund	Socially Responsible Fund	Balanced Fund	Proxy/ Merger Costs	Adjusted Balanced Fund	Pro Forma Adjustments (consummation of International Equity Fund merger only)(1)	Pro Forma Combined (assuming consummation of International Equity Fund merger only)	Pro Forma Adjustments (consummation of mergers of all Acquired Funds )	Pro Forma Combined (assuming consummation of mergers of all Acquired Funds )(1)
Net Assets
Total Net Assets	$219,969,374	$71,689,596	$36,116,245	$44,752,046	$56,222,916	$157,819,667	$(280,000)	$157,539,667	$--	$193,655,912	$—	$586,289,844
Shares Outstanding	8,592,174	6,169,840	2,575,715	2,130,728	3,548,854	8,124,990	--	8,124,990	(703,293)	9,987,412	(905,589)	30,236,712
Net Asset Value Per Share	$25.60	$11.62	$14.02	$21.00	$15.84	$19.42	$--	$19.39	$--	$19.39	$—	$19.39

(1)	Pro forma adjustments are due to the different net asset values of the Funds.

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The Board of the Trust unanimously recommends approval of each merger.

II.  PROPOSAL 2:  APPROVAL OF AN AMENDMENT TO
THE INVESTMENT ADVISORY AGREEMENT
FOR THE BALANCED FUND

Introduction

The Board of Trustees approved an amendment to the Investment Advisory Agreement between Wilshire and the Trust, with respect to the Balanced Fund (the “Amended Advisory Agreement”), and recommends that shareholders of the Balanced Fund approve the Amended Advisory Agreement.  The current Investment Advisory Agreement is included as Appendix C and the Amendment to the Advisory Agreement is included as Appendix D to this Prospectus/Proxy Statement.  The Amended Advisory Agreement provides for a change in the manner in which the advisory fee is calculated for the Balanced Fund.  The Amended Advisory Agreement is designed to align the compensation provided under the investment advisory agreement with other funds Wilshire advises that invest in unaffiliated funds so that the Balanced Fund will pay an advisory fee on assets invested in unaffiliated investment companies, including fixed income exchange-traded funds (“ETFs”).  At the present time, Wilshire does not intend to invest in unaffiliated funds.  Accordingly, it is not expected that the compensation to be paid under the Amended Advisory Agreement will be different from the compensation paid under the Current Advisory Agreement.  However, this may change should the Balanced Fund invest in unaffiliated funds in the future.  Other than the change in the manner in which the advisory fee is calculated, there are no differences between the Amended Advisory Agreement and the Trust’s current Investment Advisory Agreement with Wilshire (the “Current Advisory Agreement”).  Contingent upon shareholder approval of the proposed mergers detailed in Proposal 1 and the Amended Advisory Agreement, Wilshire has agreed to limit expenses of the Balanced Fund to 0.50% (excluding taxes, brokerage expenses, dividend expenses on short securities, acquired fund fees and expenses and extraordinary expenses) through August 13, 2015.

Description of the Current and Amended Advisory Agreements

Wilshire, 1299 Ocean Avenue, Santa Monica, California 90401-1085, has served as the investment adviser of the Trust since March 1, 1999 pursuant to the Current Advisory Agreement.  The Current Agreement dated March 1, 1999 was last submitted to shareholders of the Balanced Fund on September 15, 2004 for the purpose of amending the Current Advisory Agreement to increase the advisory fees payable thereunder and to provide for the assumption by Wilshire of certain administrative services that were previously provided by the Trust’s former sponsor.  This prior increase in advisory fees was accompanied by an elimination of a separate administrative services fee and was approved by shareholders.  The Board of Trustees last approved the renewal of the Current Advisory Agreement on November 20, 2013.

The terms of the Amended Advisory Agreement are identical to those of the Current Advisory Agreement, except for the manner in which the advisory fee is charged under the Amended Advisory Agreement.  If approved by shareholders of the Balanced Fund, the Amended Advisory Agreement would take effect on or around the Closing Date.  The Amended Advisory Agreement will continue in effect from year to year thereafter if such continuance is approved for the Balanced Fund at least annually in the manner required under the 1940 Act.

Investment Services and Duties.  The Adviser manages the investment and reinvestment of the assets of the Balanced Fund and continuously reviews, supervises and administers the Balanced Fund’s investment program.  The Adviser’s duties under the Current Advisory Agreement include recommending to the Board of Trustees one or more unaffiliated sub-advisers to provide a continuous investment program for the Balanced Fund or a portion of such Balanced Fund’s assets designated from time to time by the Adviser, including investment, research and management with respect to all securities and investments and cash equivalents for the Balanced Fund or the designated portion of such Balanced Fund’s assets.  The Adviser also reviews, monitors and reports to the Board of Trustees regarding the performance and investment procedures of each sub-adviser and assists and consults with each sub-adviser in connection with the Balanced Fund’s continuous investment program.  In addition, to the extent Balanced Fund assets are not being managed by a sub-adviser, the Adviser will determine what securities and other investments to purchase, retain or sell.  The Adviser also maintains books and records with respect to its services under the Current Advisory Agreement and furnishes the Board of Trustees with such periodic special reports as the Board may request.  The Amended Advisory Agreement contains these same provisions.

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The Current Advisory Agreement also provides that the Adviser will review, monitor and report to the Board of Trustees regarding each sub-adviser’s compliance with Balanced Fund policies and legal requirements as directed by the Board of Trustees from time to time.  In addition, the Current Advisory Agreement provides that the Adviser will be responsible for overseeing the Balanced Funds’ directed brokerage arrangements.  Subject to supervision and control of the Board of Trustees, the Current Advisory Agreement requires that the Adviser provide certain administrative services in connection with the investment of Balanced Fund assets as directed by the Board of Trustees from time to time.  The Amended Advisory Agreement contains these same provisions.

Administrative Services and Duties.  The Current Advisory Agreement provides that the Adviser will provide to the Trust facilities, equipment and personnel to carry out all management services required for operation of the business and affairs of the Balanced Fund other than those services to be performed by a distributor of the Balanced Fund’s shares pursuant to a distribution agreement, those services to be performed by the Balanced Fund’s custodian pursuant to the Trust’s custodian contract, those services to be performed by the Balanced Fund’s transfer agent pursuant to the Trust’s transfer agency agreement, those accounting services to be provided pursuant to an accounting agreement or custody agreement, those services to be performed by the Balanced Fund’s administrator pursuant to an administration agreement and those services normally performed by the Trust’s counsel and auditors.  The Current Advisory Agreement also provides that the Adviser will oversee the performance of the Trust’s third party service providers, will participate in the periodic updating of the Trust’s registration statement and in the preparation of reports to shareholders and the SEC, will pay all costs and expenses of maintaining the Trust’s offices and will assist the Trust’s service providers as required to carry out the business and operations of the Trust.  The Amended Advisory Agreement contains these same provisions.

Expenses.  Under the Current Advisory Agreement, the Adviser pays all expenses incurred by it in performing its services and duties under the agreement (including without limitation all compensation of sub-advisers to the Balanced Fund pursuant to its agreements with such sub-advisers).  The Trust bears all other expenses incurred in the operation of the Balanced Fund.  The Amended Advisory Agreement contains the same provisions.

Compensation.  In return for the services provided under the Current Advisory Agreement, the Balanced Fund pays the Adviser an advisory fee based on an annual percentage of the Balanced Fund’s average daily net assets, calculated daily and paid monthly.  Under the Current Advisory Agreement, the Balanced Fund pays the Adviser an advisory fee based on the Balanced Fund’s average daily net assets as follows:

Rate
On the First Billion	On the Balance
0.550%	0.450%

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The Amended Advisory Agreement contains the same advisory fee.  However, the Amended Advisory Agreement will provide that Wilshire shall reduce the advisory fee to be paid by the Balanced Fund to Wilshire by the amount of any advisory fees paid indirectly by the Balanced Fund to other affiliated investment companies as a result of the Balanced Fund’s investment in such investment companies’ securities.  Under the Current Advisory Agreement, Wilshire reduces the advisory fees paid by the Balanced Fund by the amount of any advisory fees paid indirectly by the Balanced Fund with respect to investment in other investment companies as a result of the Balanced Fund’s investment in such investment companies’ securities.

The following table shows the amount the Balanced Fund paid the Adviser in advisory fees for the fiscal year ended December 31, 2013, the amount the Adviser would have received for the fiscal year ended December 31, 2013 if the advisory fee proposed under the Amended Advisory Agreement had been in effect and the percentage difference between these two amounts.

Advisory Fees Paid to Adviser For Fiscal Year Ended 12/31/13*	Advisory Fees the Adviser Would Have Received if Amended Advisory Agreement Was in Effect*	Percentage Change
$0*	$0*	0%

*	During the fiscal year ended December 31, 2013, the Balanced Fund was fully invested in affiliated investment companies.

For more information on how the change in the manner the advisory fee is calculated would affect the Balanced Fund expenses you pay, see the pro forma fee and expense tables below.

Fees and Expenses

The following comparative fee tables show annual operating expenses (as a percentage of net assets) for the Balanced Fund as of December 31, 2013 and the pro forma effect of the Amended Advisory Agreement and expense limitation agreement, assuming shareholders of the Balanced Fund approve Proposal 1.(1)

	Balanced Fund	Pro Forma
Advisory Fees	0.17%	0.17%
Distribution (12b-1) Fees	0.25%	0.25%
Other Expenses	0.18%	0.19%
Acquired fund fees and Expenses(2)	0.80%	0.80%
Less Fee Waiver/Expense Reimbursement(3)	0.00%	(0.11)%
Net Annual Operating Expenses	1.40%(2)	1.30%

(1)
The Balanced Fund’s shareholders indirectly bear, pro rata, the expenses of the Large Company Growth Portfolio, the Large Company Value Portfolio, the Small Company Growth Portfolio, the Small Company Value Portfolio and the Wilshire International Equity Fund. These indirect expenses are based on actual expense ratios for the Income Fund, the Large Company Growth Portfolio, the Large Company Value Portfolio, the Small Company Growth Portfolio, the Small Company Value Portfolio and the Wilshire International Equity Fund. The Large Company Growth Portfolio, the Large Company Value Portfolio, the Small Company Growth Portfolio, the Small Company Value Portfolio and the Wilshire International Equity Fund fees and expenses are not reflected in the Fund’s expense ratio as shown in the Financial Highlights table of Appendix B.  The Advisory Fee shown is restated based upon the change in the Fund’s allocation of underlying fund investments and the appointment of a sub-adviser to manage the direct fixed income securities of the Fund effective July 8, 2014.  Future reallocation of the Fund’s investments in underlying funds could change the Management Fee.

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(2)
Acquired Fund Fees and Expenses are estimated based upon the Fund’s current allocations to underlying fund investments. Future reallocation of such investments could change Acquired Fund Fees and Expenses.

(3)
Pending shareholder approval of the mergers and the Amended Advisory Agreement, Wilshire has agreed to contractually limit the Balanced Fund’s expenses to 0.50% (excluding taxes, brokerage expenses, dividend expenses on short securities, acquired fund fees and expenses and extraordinary expenses) through August 13, 2015.

Example

The following example helps you compare the cost of investing in the Balanced Fund with the cost of investing in other mutual funds.  The example assumes that you invest $10,000 in the Balanced Fund, redeem all of your shares at the end of the periods shown, earn a 5% return each year and incur the same operating expenses as shown above.  Although your costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Balanced Fund	$ 143	$443	$766	$1,680
Pro Forma	$ 132	$435	$761	$1,681

Liability of the Adviser.  The Current Advisory Agreement provides that the Adviser will not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust or by the Balanced Fund in connection with matters relating to the Agreement, except for a loss resulting from a breach of the Adviser’s fiduciary duty with respect to the receipt of compensation for services or for a loss resulting from the Adviser’s willful misfeasance, bad faith or negligence in the performance of its duties or from reckless disregard of its obligations and duties under the Agreement.  The Amended Advisory Agreement has the same provisions.

Term and Termination of the Agreements.  The Current Advisory Agreement continues in effect with respect to the Balanced Fund (unless terminated sooner) if approved at least annually by (i) a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to the Agreement, cast in person at a meeting called for the purpose of voting on such approval, and (ii) by the vote of a majority of the outstanding shares of the Balanced Fund or the Board of Trustees.  The Current Advisory Agreement may be terminated with respect to the Balanced Fund at any time by the Board of Trustees or by a vote of a majority of the outstanding shares of the Balanced Fund on 60 days’ written notice to the Adviser, or by the Adviser on 60 days’ written notice to the Trust.  The Current Advisory Agreement also provides for its automatic termination in the event of an “assignment” as defined in the 1940 Act.  The Amended Advisory Agreement contains the same provisions.  If the Amended Advisory Agreement is not approved by shareholders, the Current Advisory Agreement will continue in effect as described above.

Additional Information About the Adviser

Dennis A. Tito, 1299 Ocean Avenue, Santa Monica, California 90401-1085, beneficially owns a majority of the outstanding shares of the Adviser.  Appendix E lists the names, positions and principal occupations of the principal executive officers and directors of the Adviser.

Board Considerations

The Board, which is comprised of Trustees, all of whom are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Trustees”), approved the Amended Advisory Agreement at a meeting held on May 16, 2014.  The Board received materials relating to the Amended Advisory Agreement in advance of the meeting.  In considering the approval of the Amended Advisory Agreement, the Board took into account certain information and materials relating to Wilshire that the Board had received and considered in connection with the annual review of the prior advisory agreement with Wilshire (the “Prior Advisory Agreement”) at its meeting on November 20, 2013.

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The information in this summary outlines the Board’s considerations associated with its approval of the Amended Advisory Agreement.  In connection with its deliberations, the Board considered such information and factors as it believed to be relevant.  As described below, the Board considered the nature, extent and quality of the services performed by Wilshire under the Prior Advisory Agreement; comparative fees and expense ratios as provided by Wilshire in consultation with the Morningstar Direct database (“Morningstar”), the anticipated profits to be realized by Wilshire; the extent to which Wilshire realizes economies of scale as the Fund grows; and whether any fall-out benefits are being realized by Wilshire.  In considering these matters, the Board was advised with respect to relevant legal standards by independent counsel.  In addition, the Independent Trustees discussed the Amended Advisory Agreement with Wilshire and in private sessions with counsel at which no representatives of Wilshire were present.

As required by the 1940 Act, the approval was confirmed by the unanimous separate vote of the Independent Trustees.  In deciding to approve the Amended Advisory Agreement, the Board did not identify a single factor as controlling and this summary does not describe all of the matters considered.  However, the Board concluded that each of the various factors referred to below favored such approval.

Information Requested and Received

The Board, including all the Independent Trustees, considered the approval of the Prior Advisory Agreement, pursuant to a process that concluded at the Board’s November 20, 2013 meeting following an extensive process.  At the direction of the Independent Trustees, counsel to the Trust and the Independent Trustees sent a memorandum to Wilshire requesting information regarding the Prior Advisory Agreement to be provided to the Trustees in advance of the Board meeting held on November 20, 2013.  In response to the request for information, the Trustees received information from Wilshire as to the Fund describing:  (i) the nature, extent and quality of services provided; (ii) the investment performance of the Fund as provided by Wilshire based upon data gathered from Morningstar, along with the comparison to its benchmark index; (iii) the costs of services provided and estimated profits realized by Wilshire; (iv) the extent to which economies of scale are realized; (v) any economies of scale realized by Wilshire and any sharing of such for the benefit of the Fund’s shareholders; (vi) comparisons of services rendered and amounts paid by other registered investment companies as provided by Wilshire based upon data gathered from Morningstar, and (vii) benefits realized by Wilshire from its relationship with the Fund.  The Independent Trustees also received a memorandum from counsel describing their duties in connection with contract approvals, and they were assisted in their review by independent legal counsel.

As a part of its evaluation, the Board considered the recommendation made by the Investment Committee (which is comprised solely of Independent Trustees), which met on November 19, 2013. Based upon its evaluation of all materials provided, the Board concluded that it was in the best interests of the Fund to approve the Prior Sub-Advisory Agreement.

At its May 16, 2014 Board meeting, the Board considered the amendment to the Prior Advisory Agreement to change the manner in which the advisory fee is calculated in order to align the compensation under the investment advisory agreement with other funds Wilshire advises that invest in unaffiliated funds so that the Fund would pay an advisory fee on assets invested in unaffiliated investment companies, including exchange-traded funds.  Other than the advisory fee calculation, the Board noted there are no differences between the Amended Advisory Agreement and the Prior Advisory Agreement.

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Nature, Extent and Quality of Services

With respect to the nature, extent and quality of services provided by Wilshire, the Board considered the information provided in connection with the renewal of the Prior Advisory Agreement.  The Board reviewed the functions performed by the Adviser, noting that the Adviser performs administrative functions on behalf of the Fund.  The Board considered the experience and skills of the senior management leading Fund operations, the experience and skills of the personnel performing the functions under the Prior Advisory Agreement and the resources made available to such personnel.  The Board also considered the compliance program established by the Adviser and the level of compliance maintained for the Fund.  The Board concluded that appropriate resources were being provided under the Prior Advisory Agreement to administer the Fund’s affairs.  The Board also reviewed the Adviser’s financial condition.  At the May 2014 meeting, the Board considered the financial support to be provided by the Adviser to the Balanced Fund pursuant to an expense limitation agreement.

At the November 2013 meeting, the Board reviewed information on the performance of the Fund for the annualized one-, three-, five- and ten-year periods ended September 30, 2013, along with the performance information of a peer group of funds determined by Wilshire based upon the Morningstar database and in comparison to the Fund’s benchmark for the same periods ended September 30, 2013.  The Board noted that, although the Fund underperformed the median of its peer group for the five- and ten-year periods and the benchmark for the one-, three, five- and ten-year periods, the Fund outperformed the median of its peer group for the one-year period and had competitive performance relative to its peer group for the three-year period.  Based upon the above, the Board determined that the performance met expectations.  At its May 2014 meeting, the Board noted the changes to the Fund’s investment strategy since its November 2013 meeting.

The Board concluded that the nature, quality and extent of the services provided by Wilshire to the Fund are satisfactory.

Advisory Fee

At its November 2013 meeting, the Board reviewed the Fund’s advisory fee and total expense ratio and reviewed information comparing the actual advisory fee paid and total expense ratio to those of a peer group of funds.  The Board concluded that the actual fee paid was in a competitive range with the Fund’s peer group.  As to total expenses, the Board noted that total expenses are influenced by the small size of the complex.  The Board concluded that the advisory fee for the Fund was reasonable and appropriate in amount.  At its May 2014 meeting, the Board considered that the change in the manner the advisory fee is calculated will align the compensation provided under the advisory agreement with other funds advised by Wilshire that invest in unaffiliated funds so that the Fund will pay an advisory fee on assets invested in unaffiliated investment companies.  The Board noted that total expenses may increase in the future if the Fund were to invest in unaffiliated investment companies but considered that Wilshire has agreed to limit Fund expenses pursuant to an expense limitation agreement through August 13, 2015.

Profitability to Wilshire and Economies of Scale

With respect to the profitability of the Prior Advisory Agreement, the Board primarily considered the fee structure of the Prior Advisory Agreement, including the costs of the services provided and the profits to be realized by Wilshire from its relationship with the Fund.  The Board concluded that the profits to be realized by Wilshire were reasonable in comparison with the costs of providing investment advisory services to the Fund.  In addition, the Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reasonably reflect economies of scale for the benefit of shareholders.  The Board reviewed the Fund’s asset size, the Fund’s expense ratio and whether the investment process produced economies of scale.  The Board noted that the advisory fee for the Fund includes a breakpoint.  The Board concluded that the Fund’s advisory fee reasonably reflected all available economies of scale.

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Fall-Out Benefits

The Board considered the nature and amount of any benefits derived by Wilshire from its relationship with the Fund.  The Board determined that the advisory fee was reasonable in light of these fall-out benefits.

Conclusion

Based upon all of the information considered and the conclusions reached, the Board determined that the terms of the Amended Advisory Agreement are fair and reasonable and that the Amended Advisory Agreement is in the best interests of the Balanced Fund.

The Board recommends that you vote FOR the Amended Advisory Agreement with Wilshire.

III.  PROPOSAL 3:  APPROVAL OF CHANGES IN THE FUNDAMENTAL INVESTMENT POLICIES OF THE BALANCED FUND

The Balanced Fund has adopted certain “fundamental” investment policies that can only be changed by shareholder vote.  As described below, Wilshire recommended to the Board, and the Board is recommending to shareholders, that certain fundamental investment policies of the Balanced Fund be amended or repealed.  Many of the Balanced Fund’s fundamental policies were adopted in response to regulatory or other requirements that no longer apply and create unnecessary restrictions on the Balanced Fund.  The proposed changes would allow the Fund greater flexibility in its ability to make certain investments.  The principal investment strategies of the Balanced Fund are not materially expected to change as a result of these proposals.  Shareholders of the Balanced Fund are being asked to vote separately on each item.  Approval of the change in any investment policy is not contingent on the approval of any other policy.  If approved, such changes will take effect immediately.  On June 20, 2014, the Board voted to approve the proposed changes and to recommend approval of the changes to shareholders.

(a) Senior Securities; Borrowing

Currently, the Balanced Fund’s fundamental investment restriction related to senior securities and borrowing is as follows:

The Fund may not issue senior securities except that the Fund may borrow money or enter into reverse repurchase agreements in an amount not to exceed 15% of its total assets taken at market value and then only for short-term credits as may be necessary for the clearance of transactions, and from banks as a temporary measure for extraordinary or emergency purposes (moreover, in the event that the asset coverage for such borrowings may fall below 300%, the Fund will reduce, within three days, the amount of its borrowings in order to provide for 300% asset coverage); the Fund will not borrow to increase income (leveraging) but only to facilitate redemption requests that might otherwise require untimely dispositions of the Fund’s portfolio securities; the Fund will repay all borrowings before making additional investments, and interest paid on borrowings will reduce net income.

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It is being proposed that shareholders approve amended and restated fundamental policies relating to senior securities and borrowing as follows:

The Fund may issue senior securities to the extent permitted under the 1940 Act and other applicable laws, rules and regulations, as interpreted, modified, or applied by regulatory authority having jurisdiction from time to time.

The Fund may borrow money to the extent permitted under the 1940 Act and other applicable laws, rules and regulations, as interpreted, modified, or applied by regulatory authority having jurisdiction from time to time.

Although both the current and the proposed policy relating to senior securities have some similarities, the proposed policy provides more flexibility. The 1940 Act prohibits an open-end fund from issuing or selling senior securities except that a fund is permitted to borrow from a bank, in amounts of up to 33 1/3% of its total assets from banks for any purpose. The SEC has broadly interpreted senior securities to include transactions with the potential for leverage that have not been “covered” through ownership of the instrument underlying the transaction or by representing liquid assets equal in value to the potential exposure given the leveraged transaction.

The 1940 Act requires that after any borrowing from a bank, a fund shall maintain an asset coverage of at least 300% for all of the fund’s borrowings, and, in the event that such asset coverage shall at any time fall below 300%, a fund must, within three days thereafter (not including Sundays and holidays), reduce the amount of its borrowings to an extent that the asset coverage of all of a fund’s borrowings shall be at least 300%. In addition, the 1940 Act provides that a fund may borrow up to 5% of its total assets from banks or other lenders for temporary purposes (a loan is presumed to be for temporary purposes if it is repaid within 60 days and is not extended or renewed).

(b) Oil, gas and mineral exploration or development

The Balanced Fund has a fundamental policy that states that the Fund may not write, or invest in, straddle or spread options or invest in interests in oil, gas or other mineral exploration or development programs.  The 1940 Act does not address such investments and does not require funds to have a fundamental policy relating to such investments.  In addition, this policy derives from certain state securities laws to which the Fund is no longer subject.  As a result, it is being proposed that the fundamental policy relating to oil, gas and mineral exploration or development be eliminated.

(c) Use of Margin and Short Sales

The Balanced Fund has a fundamental policy that states that the Fund may not purchase securities on margin or sell securities short.  The SEC views these transactions as the creation of a senior security, which will be addressed in the proposed restriction related to senior securities as discussed above.   As a result, it is being proposed that the fundamental policy relating to the use of margin and short sales be eliminated.

(d) Officer and Trustee Investments

The Balanced Fund has a fundamental policy which provides that it may not invest in the securities of any issuer whose officers, directors or security holders is an officer of the Fund, if at the time of or after such purchase any officer or director of the Fund would own more than ½ of 1% of the securities of that issuer or if the Fund’s officers and directors together would own more than 5% of the securities of that issuer.  This policy derives from certain state securities laws to which the Fund is no longer subject.  In addition, the 1940 Act does not have a parallel limitation.  As a result, it is being proposed that the fundamental policy relating to investing in issuers when officers and trustees own such securities be eliminated.

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(e) Concentration

Currently, the Balanced Fund’s fundamental investment restriction related to concentrating its investments in any industry is as follows:

The Fund may not purchase any securities that would cause more than 25% of the value of the Fund’s total net assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that there is no limitation with respect to investments in U.S. Treasury Bills, other obligations issued or guaranteed by the federal government, its agencies and instrumentalities, certificates of deposit, commercial paper and bankers’ acceptances, or any obligations of U.S. branches of foreign banks and foreign branches of U.S. banks, except as these investments may be limited by the Treasury regulations under section 817(h) of the Internal Revenue Code.

It is being proposed that shareholders approve an amended and restated fundamental policy relating to concentration as follows:

The Fund may not “concentrate” its investments in a particular industry, except to the extent permitted under the 1940 Act and other applicable laws, rules and regulations, as interpreted, modified, or applied by regulatory authority having jurisdiction from time to time.

The current policy and the proposed policy relating to concentration are substantially similar.  The 1940 Act prohibits a fund without a concentration policy from investing more than 25% of the value of its assets in the securities of issuers engaged in any one industry and excludes U.S. government securities from this limitation.  However, the proposed policy provides more flexibility; should the regulatory requirements on concentration ever change, the Fund would not have to seek shareholder approval to change its policy related to concentration.

(f) Unseasoned Issuers

The Balanced Fund has a fundamental policy which provides that the Fund will not invest more than 5% of its total assets in any issuer with a record of less than three years of continuous operations (including that of any predecessor) excluding securities issued or guaranteed by the U.S. Government.   This policy derives from certain state securities laws to which the Fund is no longer subject.  In addition, the 1940 Act does not address “unseasoned issuers,” and does not require funds to have a fundamental policy relating to such investments.  As a result, it is being proposed that the fundamental policy relating to unseasoned issuers be eliminated.

(g) Pledging

The Balanced Fund has a fundamental policy which provides that the Fund may not mortgage, pledge or hypothecate its assets except in an amount up to 15% (10% so long as the Fund’s shares are registered for sale in certain states) of the value of the Fund’s total assets but only to secure borrowings for temporary or emergency purposes.  Pledging transactions may arise, for example, when a Fund engages in securitization or in connection with a borrowing.  Since such activities are covered by other proposed policy changes, it is being proposed that the fundamental policy relating to pledging be eliminated.

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(h) Real Estate, Commodities

Currently, the Balanced Fund’s fundamental investment restriction related to real estate and commodities is as follows:

The Fund may not purchase or sell real estate, real estate investment trust securities, commodities or commodity contracts.

It is being proposed that shareholders approve amended and restated fundamental policies relating to real estate and commodities as follows:

The Fund may purchase real estate or any interest therein (such as securities or instruments backed by or related to real estate) to the extent permitted under the 1940 Act and other applicable laws, rules and regulations, as interpreted, modified, or applied by regulatory authority having jurisdiction from time to time.

The Fund may purchase or sell commodities, including physical commodities, or contracts, instruments and interests relating to commodities to the extent permitted under the 1940 Act and other applicable laws, rules and regulations, as interpreted, modified, or applied by regulatory authority having jurisdiction from time to time.

The proposed fundamental policies would provide more flexibility to invest in real estate and commodities, to the extent permitted by the 1940 Act.  Currently, the 1940 Act does not set forth a maximum percentage of a fund’s assets that may be invested in real estate or commodities.  However, it is not anticipated that the Fund would invest directly in real estate or commodities as they are not considered securities under the 1940 Act.

(i) Investing for Control

The Balanced Fund has a fundamental policy which provides that the Fund may not invest in companies for the purpose of exercising control.  This policy is not required under the 1940 Act.  Accordingly, it is proposed that the fundamental policy relating to investing for control be eliminated.

(j) Lending

Currently, the Balanced Fund’s fundamental policy relating to lending states that:

The Balanced Fund may not make loans to other persons (except by the purchase of obligations in which the Balanced Fund is authorized to invest); provided, however, that the Balanced Fund will not enter into repurchase agreements if, as a result thereof, more than 10% of the total assets of the Balanced Fund (taken at current value) would be subject to repurchase agreements maturing in more than seven (7) days.

It is being proposed that shareholders approve an amended and restated fundamental policy relating to lending as follows:

The Balanced Fund may make loans to the extent permitted under the 1940 Act and other applicable laws, rules and regulations, as interpreted, modified, or applied by regulatory authority having jurisdiction from time to time.

The proposed fundamental policy provides for increased flexibility with respect to lending as permitted by the 1940 Act.  Under the proposed policy, the Balanced Fund would be able to lend up to 33 1/3% of the Fund’s total assets as permitted by current SEC staff positions.

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(k) Underwriting; Illiquid and Restricted Securities

Currently, the Balanced Fund has a fundamental policy relating to underwriting, illiquid and restricted securities as follows:

The Fund may not underwrite the securities of other issuers, invest more than 10% of its net assets in illiquid securities or invest in securities subject to restriction on disposition under the 1933 Act, except for securities eligible for resale pursuant to Rule 144A under the 1933 Act.

It is being proposed that shareholders approve an amended and restated fundamental policy relating to underwriting as follows:

The Fund may not act as an underwriter of securities issued by others, except to the extent it could be considered an underwriter in the acquisition and disposition of restricted securities.

The current policy and the proposed policy are substantially similar with respect to the Fund’s ability to act as an underwriter of securities.  In addition, the proposed policy would eliminate the restrictions relating to illiquid and restricted securities.  The 1940 Act does not require funds to adopt fundamental policies related to restricted or illiquid securities.  The Fund’s current illiquid securities policy is more restrictive than SEC interpretations under the 1940 Act, which permit a fund to invest up to 15% of its net assets in illiquid securities.  If this proposal is approved, the Fund would be subject to the 15% limitation in illiquid securities and the Fund would be permitted to invest in restricted securities (subject to the illiquidity restriction).

(l) Diversification

Currently, the Balanced Fund has a fundamental policy relating to diversification as follows:

The Fund may not purchase the securities of any issuer (other than obligations issued or guaranteed as to principal and interest by the Government of the United States, its agencies or instrumentalities, or, any security issued by an investment company or series thereof) if, as a result, (a) more than 5% of the Fund’s total assets (taken at current value) would be invested in the securities of that issuer, or (b) the Fund would hold more than 10% of any class of securities of that issuer (for this purpose, all debt obligations of an issuer maturing in less than one year are treated as a single class of securities).

It is being proposed that shareholders approve an amended and restated fundamental policy relating to diversification as follows:

The Fund shall be a “diversified company”, as that term is defined in the 1940 Act, as interpreted, modified, or applied by regulatory authority having jurisdiction from time to time.

The current policy and the proposed policy are similar.  The current policy requires the Fund to be diversified with respect to 100% of its assets.  The proposed policy tracks the 1940 Act, which requires a diversified fund to invest at least 75% of the value of its total assets in cash and cash items (including receivables), government securities, securities of other registered investment companies, and other securities that are limited in respect of any one issuer to an amount not greater in value than 5% of the value of the total assets of the fund and to not more than 10% of the outstanding voting securities of the issuer.

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(m) Investment Companies

The Balanced Fund has a fundamental policy which provides that the Fund may not invest in securities of other investment companies, except to the extent permitted under the 1940 Act,  and except as they may be acquired as part of a merger, consolidation or acquisition of assets, and except that during any period in which the Fund operates as a “fund of funds” in accordance with the Prospectus and applicable law, the Fund may purchase without limit shares of the Equity Fund, the Income Fund, and any other mutual fund currently existing or hereafter created whose investment adviser is the Fund’s adviser or an affiliate thereof, or the respective successors in interest of any such mutual fund or adviser.

The 1940 Act does not require funds to adopt a fundamental policy relating to investments in other investment companies. Accordingly, it is being proposed that this fundamental policy be eliminated and replaced with a non-fundamental policy. In connection with this proposal, the Board approved a non-fundamental policy that states that the Fund may invest in securities of other investment companies, to the extent permitted under the 1940 Act.  Under the 1940 Act, a fund generally may not: (i) purchase more than 3% of the outstanding voting stock of another investment company; (ii) purchase securities issued by another registered investment company representing more than 5% of the investing fund’s total assets; and (iii) purchase securities issued by investment companies that in the aggregate represent more than 10% of the fund’s total assets.  The 1940 Act and the rules thereunder also permit open-end funds to purchase shares of other open-end funds in excess of these limits provided that the funds are part of the same fund family and the investing fund restricts its other investments to those permissible under the 1940 Act and the related rules thereunder.

The Board recommends that you vote FOR each change to the Balanced Fund’s fundamental investment policies.

IV. INFORMATION REGARDING NEW SUB-ADVISER FOR BALANCED FUND

This Prospectus/Proxy Statement also serves as an Information Statement and is being furnished to shareholders of the Balanced Fund (for purposes of this section only, the “Fund”)  in lieu of a proxy statement pursuant to the terms of an exemptive order issued by the SEC. The exemptive order permits Wilshire to employ sub-advisers, terminate sub-advisers, and modify sub-advisory agreements without prior approval of the Fund’s shareholders.

Under the SEC order, if Wilshire retains a new sub-adviser or materially changes an existing sub-advisory agreement between Wilshire and a sub-adviser, shareholders of the affected funds of the Trust are required to be provided an Information Statement explaining any changes and disclosing the aggregate fees to be paid to the sub-adviser(s) of a fund as a result of those changes.  A copy of the new sub-advisory agreement with Guggenheim is attached to this Prospectus/Proxy Statement as Appendix F.  Shareholders of the Balanced Fund are not being asked to vote on this matter.

Appointment of New Sub-adviser to the Balanced Fund

On May 16, 2014, the Board approved the sub-advisory agreement between Wilshire and Guggenheim for purposes of this section only, (the “Sub-Adviser”) with respect to the Fund (the “Sub-Advisory Agreement”).

The information in this summary outlines the Board’s considerations associated with its approval of the of the Sub-Advisory Agreement.  In connection with its deliberations regarding the approval of this relationship, the Board considered such information and factors as it believed to be relevant.  As described below, the Board considered the nature, extent and quality of the services to be performed by the Sub-Adviser under the proposed sub-advisory arrangement; comparative fees as provided by the Sub-Adviser; the profits to be realized by the Sub-Adviser; the extent to which the Sub-Adviser would realize economies of scale as the Fund grows; and whether any fall-out benefits would be realized by the Sub-Adviser.  In considering these matters, the Board was advised with respect to relevant legal standards by independent counsel.  In addition, the Board, which is comprised of Trustees, all of whom are not “interested persons” of the Trust as defined in the 1940 Act (the “Independent Trustees”), discussed the approval of the Sub-Advisory Agreement with management and in private sessions with counsel at which no representatives of the Sub-Adviser were present.

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As required by the 1940 Act, the approval was confirmed by the separate vote of the Independent Trustees.  In deciding to approve the Sub-advisory Agreement, the Board did not identify any single factor as controlling and this summary does not describe all of the matters considered.  However, the Board concluded that each of the various factors referred to below favored such approval.

Information Requested and Received.  The Board considered the approval of the Sub-advisory Agreement at the Board’s May 16, 2014 meeting.  The Adviser sent a memorandum to the Sub-Adviser requesting information regarding the Sub-Advisory Agreement to be provided to the Trustees in advance of the meeting.

The Trustees received information from the Adviser regarding the factors underlying the recommendations to approve the Sub-Advisory Agreement.  In response to the request for information, the Board received information from the Sub-Adviser as to the Fund describing:  (i) the nature, extent and quality of services to be provided; (ii) the investment performance of similar strategies managed by Guggenheim; (iii) the financial condition of the Sub-Adviser; (iv) the extent to which economies of scale may be realized as the Fund grows; (v) whether fee levels reflect any possible economies of scale for the benefit of the Fund’s shareholders; (vi) comparisons of services rendered and amounts paid by other registered investment companies and any comparable advisory clients; and (vii) benefits to be realized by the Sub-Adviser from its relationship with the Fund.  The Independent Trustees were assisted in their review by independent legal counsel.

As a part of its evaluation, the Board considered the assessment of performance made by the Investment Committee (which is comprised solely of Independent Trustees), which met on May 15, 2014 to review data Wilshire had prepared on performance. Based upon its evaluation of all materials provided, the Board concluded that it was in the best interests of the Fund to approve the Sub-Advisory Agreement.

Nature, Extent and Quality of Services.  The Board considered the nature, extent and quality of services to be provided under the Sub-Advisory Agreement.  The Board considered the reputation, qualifications and background of the Sub-Adviser, investment approach of the Sub-Adviser, the experience and skills of investment personnel to be responsible for the day-to-day management of the Fund, and the resources made available to such personnel.  In addition, the Board considered the analysis provided by the Adviser, which concluded that the Sub-Adviser would provide reasonable services and recommended that the Sub-Advisory Agreement for the Fund be approved.

The Board reviewed information comparing the Sub-Adviser’s gross investment performance for managing a similar strategy to a relevant benchmark and also the performance of other advisers in managing a similar core plus strategy.  Based upon all relevant factors, the Board determined to approve the Sub-Advisory Agreement, noting that the Sub-Adviser outperformed the benchmark and the performance of other advisers with similar strategies for the annualized one-, three-, five- and ten-year periods ended March 31, 2014.

Sub-Advisory Fees.  The Board considered the Sub-Adviser’s proposed sub-advisory fee.  The Board evaluated the competitiveness of the sub-advisory fee based upon data supplied by the Sub-Adviser about the fees charged to other clients and considered that the fee was appropriate relative to the size of the Fund.  The Board also considered that the sub-advisory fee rate was negotiated at arm’s length between the Adviser and the Sub-Adviser, that the Adviser compensates the Sub-Adviser from its fees and that the aggregate advisory fee had been deemed reasonable by the Board.

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Based upon all of the above, the Board determined that the sub-advisory fee was reasonable.

Profitability to the Sub-Adviser.  The Board noted that the Adviser compensates the Sub-Adviser from its own advisory fees and that the fee was negotiated at arm’s length between the Adviser and the Sub-Adviser.  In addition, the Board noted that the revenues to the Sub-Adviser would be limited due to the size of the Fund.  The Board took these factors into consideration in concluding that the sub-advisory fee was reasonable.

Economies of Scale.  The Board considered whether there may be economies of scale with respect to the sub-advisory services to be provided to the Fund and whether the sub-advisory fee reflects such economies of scale through breakpoints in fees.  The Board also considered whether the effective sub-advisory fee rate under the of the Sub-Advisory Agreement is reasonable in relation to the asset size of the Fund.  The Board concluded that the fee schedule for the Sub-Adviser reflects an appropriate recognition of any economies of scale.

Fall-Out Benefits.  The Board also considered the character and amount of other incidental benefits to be received by the Sub-Adviser.  The Board concluded that, taking into account these benefits, the fee to be charged under the Sub-Advisory Agreement is reasonable.

Conclusion.  Based upon all of the information considered and the conclusions reached, the Board determined that the terms of the Sub-Advisory Agreement are fair and reasonable and that the approval of the Sub-Advisory Agreement is in the best interests of the Fund.

Guggenheim

Guggenheim manages the portion of the Balanced Fund investing directly in fixed income securities.  For information regarding Guggenheim, please see page 32 of this Prospectus/Proxy Statement.

Sub-Advisory Fees

Wilshire’s annual gross advisory fee for the Fund is disclosed under “Compensation” on page 44 of this Prospectus/Proxy Statement.  For the fiscal year ended December 31, 2013, Wilshire did not receive any sub-advisory fees with respect to any Fund.  Pursuant to the Sub-Advisory Agreement, Wilshire will pay Guggenheim 0.20% for its services.  For the fiscal year ended December 31, 2013, the sub-advisory fees that would have been paid by Wilshire if the Sub-Advisory Agreement was in effect was $94,937.29, which would have represented 0.06% of the net assets of the Fund as of December 31, 2013.

All sub-advisory fees are paid by Wilshire and not the Fund.  The fees paid by Wilshire to a sub-adviser depend on the fee rates negotiated by Wilshire and on the percentage of the Fund’s assets allocated to the sub-adviser by Wilshire.  Because Wilshire pays the Sub-Adviser’s fee out of its own fees received from the Fund, there is no “duplication” of advisory fees paid.

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Terms of the Sub-Advisory Agreement

The Sub-Advisory Agreement with Guggenheim will continue in effect until August 31, 2015 unless sooner terminated as provided in the Sub-Advisory Agreement.  The Sub-Advisory Agreement will continue in effect from year to year thereafter so long as it is specifically approved for the Fund at least annually in the manner required by the 1940 Act.

The Sub-Advisory Agreement will automatically terminate in the event of its assignment (as defined in the 1940 Act) and may be terminated at any time without payment of any penalty by Wilshire or the Sub-Adviser on sixty days’ prior written notice to the other party.  The Sub-Advisory Agreement may also be terminated by the Fund by action of the Board or by a vote of a majority of the outstanding voting securities of the Fund (as defined by the 1940 Act) on sixty days’ written notice to the Sub-Adviser by the Fund.  The Sub-Advisory Agreement will automatically terminate with respect to the Fund if the investment advisory agreement between Wilshire and the Fund is terminated, assigned or not renewed.

Additional Disclosure Regarding the Sub-Adviser

The following information was provided by Guggenheim regarding the funds for which Guggenheim acts as investment adviser and which have investment objectives similar to the portion of the Fund that they are managing:

Fund	Fee Rate	Net Assets (Millions)
Total Return Bond Fund	0.50%*	$208.4**

*
With respect to the Total Return Bond Fund, Guggenheim has contractually agreed through February 1, 2015 to waive fees and/or reimburse expenses to the extent necessary to limit the ordinary operating expenses (including distribution (12b-1) fees, but exclusive of brokerage costs, dividends on securities sold short, acquired fund fees and expenses, interest, taxes, litigation, indemnification, and extraordinary expenses) of the Total Return Bond Fund to the annual percentage of average daily net assets for each class of shares as follows: Class A—0.90%, Class C—1.65% and Institutional—0.50%. The Total Return Bond Fund may have “Total Annual Fund Operating Expenses After Fee Waiver” greater than the expense cap as a result of any acquired fund fees and expenses or other expenses that are excluded from the calculation. Guggenheim is entitled to reimbursement by the Total Return Bond Fund of fees waived or expenses reimbursed during any of the previous 36 months beginning on the date of the expense limitation agreement. The agreement will expire when it reaches its termination or when the investment adviser ceases to serve as such (subject to recoupment rights) and it can be terminated by the Total Return Bond Fund’s Board of Trustees, subject to the recoupment rights of Guggenheim.

**	As of March 31, 2014.

The names and principal occupations of the principal executive officers and directors of Guggenheim, all located at 100 Wilshire Boulevard, Suite 500, Santa Monica, California  90401 are listed below:

B. Scott Minerd, Chairman of Investments, Global Chief Investment Officer
William Robert Hagner, Senior Managing Director, General Counsel
Anne B Walsh, CFA, Senior Managing Director, Assistant Chief Investment Officer, Fixed Income
Farhan Sharaff, Senior Managing Director, Assistant Chief Investment Officer, Equities
Beth Haddock, Managing Director, Head of Institutional Compliance

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V.  PROPOSAL 4:  ELECTION OF BOARD MEMBERS TO THE BOARD OF THE TRUST FOR ALL FUNDS

The Board recommends that you vote FOR the election of the nominees named below.

The six (6) individuals shown below have been nominated for election to the Board of the Trust.  The individuals named as proxies on your voting instruction form/proxy card will vote for the election of all of the individuals listed below unless authority to vote for any or all of the nominees is withheld in the voting instruction form/proxy card.  All of the nominees listed below have consented to serve as Board members, if elected.  However, if any nominee should become unavailable for election due to events not known or anticipated, the individuals named as proxies will vote for such other nominees as the current Board may recommend.

The following nominees are currently members of the Trust’s Board and are each considered an Independent Trustee (each a “Trustee” or “Board Member”):  Messrs. Roger A. Formisano, Edward Gubman and George J. Zock and Mses. Margaret M. Canella and Suanne K. Luhn.  The Board recommended that John C. Hindman be elected to the Board as an interested trustee.  Mr. Hindman will take office once he is elected by shareholders of the Trust.  The following are the names of the nominees, their ages and principal occupations during the past five years.  The address of each nominee is 1299 Ocean Avenue, Suite 700, Santa Monica, California 90401-1085.

Nominees

Name and Age	Position Held with the Trust	Term of Office and Length of Time Served1	Principal Occupations During the Past Five Years	Number of Funds in Fund Complex to be Overseen by Nominee	Other Directorships Held by Nominee
Interested Nominee
John C. Hindman, 44	N/A	N/A	President, Wilshire Associates; formerly, Executive Vice President, Alliance Global Investors	15	Wilshire Associates; Wilshire Mutual Funds, Inc. (6 Funds)
Non-Interested Nominees
Margaret M. Cannella, 62	Trustee	Since 2011	Adjunct Professor, Columbia Business School. Formerly, Managing Director, Head, Global Credit Research and Corporate Strategy, JPMorgan Securities, Inc. and Managing Director, Head US Corporate Research, JP Morgan Securities, Inc.	15	Wilshire Mutual Funds, Inc. (6 Funds); Schroder Series Trust; Schroder Global Series Trust; Schroder Capital Funds (Delaware); Watford Reinsurance Ltd.; Advanced Pierre Foods; Princeton-in-Asia

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Name and Age	Position Held with the Trust	Term of Office and Length of Time Served1	Principal Occupations During the Past Five Years	Number of Funds in Fund Complex to be Overseen by Nominee	Other Directorships Held by Nominee
Roger A. Formisano, 65	Trustee	Since 2002	Vice President, University Medical Foundation, 2006- Present; formerly Director, The Center for Leadership and Applied Business, UW-Madison School of Business; Principal, R.A. Formisano & Company, LLC	15	Integrity Mutual Insurance Company, Wilshire Mutual Funds, Inc. (6 Funds)
Edward Gubman, 62	Trustee	Since 2011	Founder and Principal, Strategic Talent Solutions	15	Wilshire Mutual Funds, Inc. (6 Funds)
Suanne K. Luhn, 59	Trustee	Since 2008	Retired; formerly Chief Compliance Officer, Bahl & Gaynor (investment adviser) (1990 to 2006)	15	Wilshire Mutual Funds, Inc. (6 Funds)
George J. Zock, 63	Trustee, Chairman of the Board	Since 1996; Trustee of Predecessor Funds from 1995 to 1996	Independent Consultant; Horace Mann Service Corporation (2004 to 2005); Executive Vice President, Horace Mann Life Insurance Company and Horace Mann Service Corporation (1997 to 2003)	15	Wilshire Mutual Funds, Inc. (6 Funds); Armed Forces Insurance Exchange

(1)
Each Trustee serves until the next shareholders’ meeting (and until the election and qualification of a successor), or until death, resignation, removal (as provided in the Trust’s Declaration of Trust) or retirement which takes effect no later than the May 1 following his or her 70th birthday.

Under the Trust’s Declaration of Trust and the laws of the State of Delaware, the Board of Trustees is responsible for managing the Trust’s business and affairs.  Each current Trustee attended 75% or more of the meetings of the Board during 2013.

Qualifications and Experience

The following is a summary of the experience, qualifications, attributes and skills of each nominee that support the conclusion that each nominee should serve as a Trustee in light of the Trust’s business and structure. Each nominee also has considerable familiarity with the Trust, the Adviser and distributor, and their operations, as well as the special regulatory requirements governing regulated investment companies. References to the qualifications, attributes and skills of the nominees are pursuant to requirements of the SEC, do not constitute holding out of the Board or any nominee as having any special expertise and shall not impose any greater responsibility or liability on any such person or on the Board by reason thereof.

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Margaret M. Cannella.  Ms. Cannella has served as a Trustee since 2011 and is chairperson of the Investment Committee since 2012. She has also served as a Board member of other funds in the Wilshire Funds complex since 2011. Ms. Cannella is retired from JPMorgan Securities, Inc., where she served as Managing Director and Head of Global Credit Research and Equity and Credit Strategy from 2007 to 2009, Managing Director and Head of US Equity and Equity Research from 2005 to 2007, and Managing Director and Head of US Credit Research from 1998 to 2004. Prior to joining JPMorgan Securities, Inc., Ms. Cannella served as Managing Director and Head of Global Research at Citigroup. Ms. Cannella currently serves on the Board of Trustees of Schroder Series Trust, Schroder Global Series Trust and Schroder Capital Funds (Delaware). Ms. Cannella is also currently on the Board of Directors of Advanced Pierre Foods, a portfolio company of Oaktree Capital Partners, where she serves as Audit Committee chair, and she is a member of the Board of Directors of Watford Reinsurance Ltd. Ms. Cannella is also past Chair of Women in Leadership at Princeton University, and past Chair and current Trustee of Princeton-in-Asia. Ms. Cannella has been a member of the Council on Foreign Relations since 1999. She also serves as an adjunct professor at Columbia Business School and designs and teaches credit markets development programs at JPMorgan and the Federal Reserve Bank.

Roger A. Formisano.  Mr. Formisano has served as Trustee of the Trust since 2002 and is chairperson of the Audit Committee. He has also served as a Board member of other funds in the Wilshire Funds complex since 2002. Mr. Formisano is Vice President of the University Medical Foundation, University of Wisconsin, and Founder and Principal of R.A. Formisano & Company, LLC. He also serves on the Board of Integrity Mutual Insurance Company. Previously, Mr. Formisano was a Professor and Director of the Center for Leadership and Applied Business at the University of Wisconsin-School of Business and was Chief Operating Officer from 1992 to 1999 of United Wisconsin Services (UWZ), a NYSE listed company and served on the Board of Unity Health Insurance Company. The Board of the Trust has determined that Mr. Formisano is an “audit committee financial expert” as defined by the SEC.

Edward Gubman, PhD.  Mr. Gubman has served as a Trustee of the Trust since 2011 and chairperson of the Valuation Committee since 2012. He has also served as a Board member of other funds in the Wilshire Funds complex since 2011. Mr. Gubman is a founding partner of Strategic Talent Solutions, a consulting firm that helps executives with leadership development, talent management and employee engagement. Prior to founding Strategic Talent Solutions in 2004, Mr. Gubman served as a consultant with his own firm, Gubman Consulting, from 2001-2003 where he consulted with clients on leadership and talent management. Mr. Gubman worked at Hewitt Associates from 1983 to 2000 in Account Management and as Global Practice Leader where he specialized in talent management and organizational effectiveness. Mr. Gubman is the author of The Talent Solution: Aligning Strategy and People to Create Extraordinary Business Results and The Engaging Leader: Winning with Today’s “Free Agent” Workforce. He is also the Executive Editor of People & Strategy, The Journal of the Human Resource Planning Society since 2008 and is a lecturer in executive education, MBA, MILR and physician leadership programs at The University of Chicago, Cornell University, The University of Dayton, Indiana University, Northwestern University, the University of Minnesota and the University of Wisconsin. From 2009 to the present, Mr. Gubman has served as a Board member, Assistant Treasurer and Chair of the Personnel Committee of the Jewish Family Service of the Desert, and in 2008 served as Advisor to the Presidential Transition Team on the Social Security Administration and as a committee member, National Policy Committee on Retirement Security from 2007 to 2008. Mr. Gubman has served as Chair of the Publications Committee, of The Human Resource Planning Society since 2008, and as a Board member of The Human Resource Planning Society from 2005 to 2008.

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Suanne K. Luhn.  Ms. Luhn has served as Trustee of the Trust since 2008. She has also served as a Board member of other funds in the Wilshire Funds complex since 2008. From 1990 to 2006, she served as Chief Compliance Officer at Bahl & Gaynor, an investment advisory firm. Ms. Luhn served as a portfolio manager from 1983-1990, first at Baldwin United Company and later at Scudder, Stevens & Clark, Inc., where she was Director, Socially Responsive Investment Team, Member, Scudder Insurance Asset Management and Member, Institutional Fixed Income Portfolio Management. Ms. Luhn also has experience as Director of Municipal Institutional Sales for Seasongood & Mayer and as Head Trader for Equity and Fixed Income for Scudder, Stevens & Clark, Inc. Ms. Luhn has an MBA in finance.

George J. Zock.  Mr. Zock has served as Trustee of the Trust and chairperson of the Board since 1996 and was Trustee of the predecessor fund to the Trust from 1995 to 1996. He is also chairperson of the Nominating Committee. He has also served as a Board member of other funds in the Wilshire Funds complex since 2006. Mr. Zock, a certified public accountant, is currently an independent consultant and is a member of the Illinois CPA Society. Mr. Zock has held senior executive positions with the Horace Mann Life Insurance Company and Horace Mann Service Corporation, serving as Executive Vice President from 1997 to 2003. Mr. Zock has served as a Director for Armed Forces Insurance Exchange from 2013 to present.

John C. Hindman.  Mr. Hindman was nominated to serve as a Trustee in June 2014.  He has served as President of Wilshire Associates and Vice Chairman of the Board of Directors since 2008.  Prior to joining Wilshire, Mr. Hindman served as executive vice president of finance for Allianz Global Investors.  Additionally, Mr. Hindman has served as chief financial officer of Paul Hastings LLP, chief financial officer of eCloser, director and chief executive officer of Cypress Financial Services, and vice president of finance of West Capital Financial Services.  Mr. Hindman, a certified public accountant, graduated from the University of Michigan where he earned his bachelor’s degree in Accounting & Economics.

Leadership Structure

The Trust’s Board of Trustees manages the business affairs of the Trust. The Trustees establish policies and review and approve contracts and their continuance. The Trustees regularly request and/or receive reports from the Adviser, the Trust’s other service providers and the Trust’s Chief Compliance Officer. The Board is currently comprised of five trustees, all of whom (including the chairperson) are independent trustees. The independent chairperson, who serves as a spokesperson for the Board, is primarily responsible for facilitating communication among the Trustees and between the Board and the officers and service providers of the Trust and presides at meeting of the Board. In conjunction with the officers and legal counsel, the independent chairperson develops agendas for Board meetings that are designed to be relevant, prioritized, and responsive to Board concerns.

The Board has established four standing committees. The Audit Committee is responsible for monitoring the funds’ accounting policies, financial reporting and internal control system; monitoring the work of the funds’ independent accountants and providing an open avenue of communication among the independent accountants, fund management and the Board. The Nominating Committee is primarily responsible for the identification and recommendation of individuals for Board membership and for overseeing the administration of the Trust’s Governance Guidelines and Procedures. The Valuation Committee oversees the activities of the Adviser’s Pricing Committee and fair values Fund securities. The Investment Committee monitors performance of the Funds and the performance of the Adviser and sub-advisers. The Trust’s day-to-day operations are managed by the Adviser and other service providers. The Board and the committees meet periodically throughout the year to review the Trust’s activities, including, among others, fund performance, valuation matters and compliance with regulatory requirements, and to review contractual arrangements with service providers.

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The Audit Committee held three meetings in 2013. The current members of the Audit Committee, all of whom are independent trustees, include Messrs. Formisano (chairperson), Gubman and Zock.  The Audit Committee is governed by the Audit Committee Charter, a copy of which is attached as Appendix G.

The Nominating Committee held four meetings in 2013. The current members of the Nominating Committee, all of whom are independent trustees, include Messrs. Zock (chairperson) and Formisano and Ms. Luhn. Pursuant to the Trust’s Governance Procedures, shareholders may submit suggestions for Board Candidates to the Nominating Committee, which will evaluate candidates for Board membership by forwarding their correspondence by U.S. mail or courier service to the Trust’s Secretary for the attention of the chair of the Nominating Committee.  The Nominating Committee is governed by a Nominating Committee Charter, a copy of which is attached as Appendix H.

The Investment Committee held four meetings in 2013. The current members of the Investment Committee, all of whom are independent trustees, include Ms. Cannella (chairperson), Mr. Gubman and Ms. Luhn.

The Valuation Committee held four meetings in 2013. The current members of the Valuation Committee, all of whom are independent trustees, include Mr. Gubman (chairperson) and Ms. Cannella.  If elected by shareholders, Mr. Hindman will also serve on the Valuation Committee.  Messrs. Formisano and Zock and Ms. Luhn serve as alternates.

The Board has determined that the Trust’s leadership structure is appropriate given the number, size and nature of the funds in the fund complex.

Risk Oversight

Consistent with its responsibility for oversight of the Trust and its Funds, the Board, among other things, oversees risk management of each Fund’s investment program and business affairs directly and through the committee structure that it has established. Risks to the Funds include, among others, investment risk, credit risk, liquidity risk, valuation risk and operational risk, as well as the overall business risk relating to the Funds. The Board has adopted, and periodically reviews, policies and procedures designed to address these risks. Under the overall supervision of the Board, the Adviser and other services providers to the Funds also have implemented a variety of processes, procedures and controls to address these risks. Different processes, procedures and controls are employed with respect to different types of risks. These processes include those that are embedded in the conduct of regular business by the Board and in the responsibilities of officers of the Trust and other service providers.

The Board requires senior officers of the Trust, including the President, Treasurer and Chief Compliance Officer (“CCO”), to report to the full Board on a variety of matters at regular and special meetings of the Board and its committees, as applicable, including matters relating to risk management. The Treasurer also reports regularly to the Audit Committee on the Trust’s internal controls and accounting and financial reporting policies and practices. The Audit Committee also receives reports from the Trust’s independent registered public accounting firm on internal control and financial reporting matters. On at least a quarterly basis, the Board meets with the Trust’s CCO, including separate meetings with the independent Trustees in executive session, to discuss issues related to portfolio compliance and, on at least an annual basis, receives a report from the CCO regarding the effectiveness of the Trust’s compliance program. In addition, the Investment Committee receives reports from the Adviser on the performance of the Funds and the Valuation Committee receives valuation reports and minutes from the Adviser’s Pricing Committee meetings. The Board also receives reports from the Trust’s primary service providers on a periodic or regular basis, including the Adviser and sub-advisers to the Funds as well as the Trust’s custodian, administrator/fund accounting agent, distributor and transfer agent. The Board also requires the Adviser to report to the Board on other matters relating to risk management on a regular and as-needed basis.

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Board Member Compensation

The Trust and Wilshire Mutual Funds, Inc. together pay each Independent Trustee an annual retainer of $18,000, an annual additional Board chair retainer of $12,000, a Board in-person meeting fee of $2,000, a Board telephonic meeting fee of $1,000, an annual Committee retainer of $8,000 and a Committee telephonic meeting fee of $500.

The following table sets forth the compensation paid to the Independent Trustees of the Trust for the 12 months ended December 31, 2013. The Trust does not compensate any of the officers.

Independent Trustee	Aggregate Compensation from the Trust	Pension Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from the Trust and the Fund Complex1
Margaret M. Cannella	$17,306	N/A	N/A	$34,333
Roger A Formisano	$17,663	N/A	N/A	$35,000
Edward Gubman	$17,129	N/A	N/A	$34,000
Suanne K. Luhn	$17,663	N/A	N/A	$35,000
George J. Zock	$23,174	N/A	N/A	$46,000

(1)
This is the total amount compensated to the Trustee for his or her service on the Trust’s Board and the board of any other investment company in the fund complex. “Fund Complex” means two or more registered investment companies that hold themselves out as related companies for purposes of investment and investor services, or have a common investment adviser or are advised by affiliated investment advisers.

Officers of the Trust

Officers hold office until they resign or their successors have been elected and qualified.  Information about the current officers, their ages and principal occupations during the past five years, is set forth below.  The address of each current officer listed below is 1299 Ocean Avenue, Suite 700, Santa Monica, California 90401.  With the exception of the Trust’s CCO, the officers of the Trust do not receive any compensation from the Trust for their services.

Name and Age	Position Held with the Trust	Term of Office and Length of Time Served	Principal Occupations During the Past Five Years
Jason Schwarz, 39	President	Since 2012	President, Wilshire Funds Management; Head of Wilshire Funds Management’s Client Service, Sales, Marketing and Distribution functions (Since 2005)

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Name and Age	Position Held with the Trust	Term of Office and Length of Time Served	Principal Occupations During the Past Five Years
James E. St. Aubin, 36	Vice President	Since 2009	Managing Director and Senior Portfolio Manager in Wilshire's Funds Management Group. 2004-2008, Senior Consultant at Ibbotson Associates-a division Morningstar Inc.
Helen Thompson, 45	Chief Compliance Officer Vice President	Since 2013 Since 2008
Managing Director, Wilshire Associates Incorporated. (since 2003); Associate Director, First Quadrant, L.P. (2001 to 2003); Chief Compliance Officer, Financial Controller, Company Secretary, Associate Director (1996 to 2003), First Quadrant Limited

Reena S. Lalji, 42	Secretary	Since 2009	Managing Director and General Counsel, Wilshire Associates Incorporated (Since 2009); Senior Counsel, Royal Bank of Canada (2003-2008)
Michael Wauters, 48	Treasurer	Since 2009	Chief Financial Officer, Wilshire Associates Incorporated (since 2009); Assistant Vice President- Financial Operations, Pacific Life Insurance Company (2000-2009)
Nathan R. Palmer, 37	Vice President	Since 2011
Managing Director, Wilshire Funds Management (since 2011); Senior Investment Management Associate, Convergent Wealth Advisors (2009-2010); Director Public Markets, Investment Office, California Institute of Technology (2008-2009). Treasury Manager, Retirement Investments, Intel Corporation (2004-2008)

Trustee/Nominee Ownership of Fund Shares

The following table sets forth, for each current Trustee and nominee, the dollar range of shares owned in each Fund as of December 31, 2013, as well as the aggregate dollar range of shares in all registered investment companies overseen by the nominee/Trustee within the family of investment companies as of the same date.

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	Equity Fund	Balanced Fund	Income Fund	Small Cap Fund	International Equity Fund	Socially Responsible Fund	2015 ETF Fund	2025 ETF Fund	2035 ETF Fund	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies within the Family of Investment Companies
Trustees/Nominees who are Not Interested Persons of the Funds
Margaret M. Canella	None	None	None	None	None	None	None	None	None	None
Roger A. Formisano	None	None	None	None	None	None	None	None	None	None
Edward Gubman	None	None	None	None	None	None	None	None	None	None
Suanne K. Luhn	None	None	None	None	None	None	None	None	None	$10,001 - $50,000
George J. Zock	None	None	None	None	None	None	None	None	None	$10,001 - $50,000
Trustee/Nominee who is an Interested Person of the Funds
John C. Hindman	None	None	None	None	None	None	None	None	None	None

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Trustees and officers do not directly own any shares of the Funds; however, they may invest indirectly in the Funds through annuity contracts issued by insurance companies of which no one person beneficially owns more than 1%.

Shareholder Communications

The Trust’s Board provides a process for shareholders to communicate with the Board as a whole and/or each of the Board members individually.  Shareholders should forward such correspondence to the Secretary of the Trust.  Correspondence addressed to the Board will be forwarded to each Board member, and correspondence addressed to a particular Board member will be forwarded to that Board member.

Board Considerations

Mr. Formisano, Mr. Zock and Ms. Luhn were last elected by shareholders on December 19, 2008.  Ms. Cannella and Mr. Gubman were appointed to the Board on December 2, 2010.  Mr. Hindman’s election to the Board would be effective upon shareholder approval.  If elected, Mr. Hindman would serve as an interested trustee.

The Nominating Committee nominated each Board member candidate to the Board.  Prior to each nomination being made, the Nominating Committee met with the candidate and reviewed the candidate’s background and qualifications to serve on the Board.  The Nominating Committee concluded that each candidate was well qualified to serve on the Board and would ably represent the beneficial owners’ interests.

Independent Auditors

PricewaterhouseCoopers LLP (“PwC”) serves as the Trust’s independent auditors.  PwC performs an annual audit of the financial statements of the Trust and provides other accounting and tax services to the Trust.  Representatives of PwC are expected to be present  by telephone at the Special Meeting to respond to appropriate shareholder questions and will have the opportunity to make a statement if desired.

Audit Fees.  For the fiscal year ended December 31, 2012, PwC billed the Trust $328,140 for professional services rendered for the audit of the Trust’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings.  For the fiscal year ended December 31, 2013, PwC billed the Trust $324,140 for professional services rendered for the audit of the Trust’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings.

Audit-Related Fees.  For the fiscal years ended December 31, 2012 and 2013, PwC did not bill the Trust for assurance and related services that are reasonably related to the performance of the audit of the Trust’s financial statements and that are not reported above.

Tax Fees.  For the fiscal year ended December 31, 2012, PwC billed the Trust $49,950 for professional services rendered for tax compliance, tax advice, tax planning and tax training.  For the fiscal year ended December 31, 2013, PwC billed the Trust $51,750 for professional services rendered for tax compliance, tax advice, tax planning and tax training.  Such services consisted of quarterly diversification review, annual distribution review and tax return review.

All Other Fees.  For the fiscal years ended December 31, 2012 and 2013, PwC did not bill the Trust for products and services other than the services reported above.

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Audit Committee Pre-Approval Policies and Procedures.

Pursuant to the Audit Committee Charter, the Audit Committee is responsible for pre-approving all auditing services and permissible non-audit services to be provided to the Trust by PwC, including the fees and other compensation to be paid to PwC to provide non-audit services to the Trust’s investment adviser or any affiliate of the Trust’s investment adviser, if the engagement relates directly to the operations and financial reporting of the Trust, provided that the amount of such services constitutes no more than 5% of the total amount of revenues paid to PwC by the Trust, Wilshire and any affiliate of Wilshire that provides ongoing services to the Trust that would have to be preapproved by the Committee pursuant to the Charter.  All such delegated pre-approvals will be presented to the Audit Committee no later than the next Audit Committee meeting.

Pre-approval for a permitted non-audit service is not required if:  (1) the aggregate amount of all non-audit services is not more than 5% of the total revenues paid by the Trust to PwC in that fiscal year; (2) such services were not recognized by the Trust to be non-audit services and; (3) such non-audit services were brought to the attention of the Committee and approved prior to completion.

Non-Audit Fees.  For the fiscal year ended December 31, 2012, PwC billed the Trust, Wilshire and any entity controlling, controlled by or under common control with Wilshire $985,175 in non-audit fees.  For the fiscal year ended December 31, 2013, PwC billed the Trust and Wilshire $1,261,766 in non-audit fees.

The Registrant’s Audit Committee has considered whether the provision of non-audit services that were rendered to Wilshire that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining PwC’s independence.

The Board recommends that you vote FOR the election of each nominee.

VI.  INFORMATION ABOUT VOTING AND THE SPECIAL MEETING

General.   With respect to Proposals 1, 2 and 3, the cost of preparing, printing and mailing this Prospectus/Proxy Statement and the accompanying voting instruction form/proxy card and all other costs incurred in connection with the solicitation of voting instructions/proxies, including any additional solicitation will be paid by the Balanced Fund.  With respect to Proposal 4, the cost of preparing, printing and mailing this Prospectus/Proxy Statement and the accompanying voting instruction form/proxy card and all other costs incurred in connection with the solicitation of voting instructions/proxies, including any additional solicitation will be paid by the Funds.  Broadridge Financial Services has been engaged to assist in the solicitation of voting instructions/proxies.  The total estimated costs associated with preparing, printing and mailing this Prospectus/Proxy Statement and the accompanying voting instruction form/proxy card and all other costs incurred in connection with the solicitation of voting instructions/proxies, including any additional solicitation for all Proposals are expected to be $225,000.  In addition to solicitation by mail, certain officers and representatives of the Trust, officers, employees or agents of Wilshire, and certain financial service firms and their representatives, who will receive no extra compensation for their services, may solicit voting instructions/proxies by other means.

As of July 18, 2014 (the “Record Date”), each Fund had the following shares outstanding:

Name of Fund	Total Number of Shares Outstanding
Balanced Fund	7,724,126.2450
Equity Fund	8,196,342.4580
Income Fund	2,472,785.9820
International Equity Fund	2,508,248.3950
Small Cap Fund	2,043,679.9910
Socially Responsible Fund	3,396,315.0390
2015 ETF Fund	2,691,642.0290
2025 ETF Fund	4,365,762.4840
2035 ETF Fund	5,415,988.8210

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Only shareholders of record on the Record Date will be entitled to notice of and to vote at the Special Meeting.  Each share of each Fund is entitled to one vote on each matter applicable to the Fund submitted to a vote of the shareholders at the Special Meeting, with fractional shares voting proportionally.

Proposals of Shareholders

As a Delaware statutory trust, the Trust is not required to hold annual shareholder meetings.  As a result, the Trust does not have a policy regarding the attendance of Board members at annual meetings.  The Trust will hold special meetings as required or deemed desirable.  Since the Trust does not hold regular meetings of shareholders, the anticipated date of the next special meeting of shareholders cannot be provided.  Any shareholder proposal that may properly be included in the proxy solicitation for a special shareholders meeting must be received by the Secretary of the Trust within reasonable time before the Trust mails proxy materials to shareholders.

Other Matters to Come Before the Special Meeting

The Board is not aware of any matters that will be presented at the Special Meeting other than the matters set forth in this Prospectus/Proxy Statement.  Should any other matters requiring a vote of shareholders arise, the accompanying voting instructions/proxy card will confer upon the person or persons entitled to vote the shares represented by such voting instructions/proxy the discretionary authority to vote the shares as to any such other matters in accordance with their best judgment in the interest of the Funds.

Voting, Quorum

Each valid voting instruction/proxy card received in time for the Special Meeting will be voted in accordance with the instructions on the voting instructions/proxy card as the persons named in the voting instructions/proxy card determine on such other business as may come before the Special Meeting.  For Proposals 1, 2 and 3, in the absence of specification, the shares will be voted FOR each Proposal.  For Proposal 4, if no designation is given, the shares will be voted FOR the election of the individuals who have been nominated as Trustees.  Interests of Contract Owners from whom no voting instructions are received will be voted in proportion to the instructions that are timely received.  Proxies may be revoked at any time before they are voted either (i) by a written revocation received by the Secretary of the Trust at 1299 Ocean Avenue, Suite 700, Santa Monica, California 90401, (ii) by properly executing a later-dated proxy that is received by the Fund at or prior to the Special Meeting or (iii) by attending the Special Meeting and voting in person.  Merely attending the Special Meeting without voting, however, will not revoke a previously submitted proxy.  Only a shareholder may execute or revoke a proxy.  Contract Owners may revoke a voting instruction form by properly executing a later-dated voting instruction form that is received prior to the Special Meeting.  If a Participating Insurance Company does not receive voting instructions for all of the shares of an Acquired Fund held under the Contracts, it will vote all of the shares in the relevant separate accounts with respect to a proposal, for, against, or abstaining, in the same proportion as the shares of such Fund for which it has received instructions from Contract Owners (i.e., echo voting).  As a result, a small number of Contract Owners may determine the outcome of the proposals included herein.

Approval of each of Proposals 1,2 and 3 requires the affirmative vote of the lesser of (i) 67% of the voting securities of a Fund present at the Meeting if more than 50% of the outstanding shares of the Fund are present in person or by proxy, or (ii) more than 50% of the outstanding shares of the Fund.  For Proposal 3, each fundamental policy change requires a separate vote.

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Approval of Proposal 4 requires a plurality vote of the shares of the Funds.  This means that the six nominees receiving the largest number of votes will be elected.

The Declaration of Trust provides that the presence at the Special Meeting, in person or by proxy, of the holders of one-third of the interests of a Fund constitutes a quorum for the transaction of business.  If the necessary quorum to transact business, or the vote required to approve a proposal, is not obtained at the Special Meeting, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies.  The affirmative vote of the holders of a Fund present holding less than 50% of the interests of the holders of such Fund present, in person or by proxy, will be sufficient for such adjournment.  The persons named as proxies will vote in favor of such adjournment if they determine that such adjournment and additional solicitation is reasonable and in the interest of a Fund’s shareholders.

In tallying votes, abstentions will be counted for purposes of determining whether a quorum is present for purposes of convening the Special Meeting.  For Proposals 1, 2 and 3, abstentions will have the effect of being counted as votes against the proposal.  For Proposal 4, abstentions will have no effect.  Shares attributable to amounts retained by each Participating Insurance Company will be voted in the same proportion as voting instructions received from Contract Owners.  Accordingly, there are not expected to be any “broker non-votes.”

Service Providers

Pursuant to a Distribution Agreement, SEI Investments Distribution Co., One Freedom Valley Drive, Oaks, Pennsylvania 19456, serves as the distributor for the continuous offering of shares of the Trust and acts as agent of the Trust in the sale of its shares.  SEI Investments Global Funds Services, One Freedom Valley Drive, Oaks, Pennsylvania 19456, serves as the Trust’s administrator pursuant to an Administration Agreement.

Control Persons and Principal Holders of Fund Shares

The following table sets forth the holdings of the shares of each Fund as of the Record Date, of each person known to own, control, or hold with power to vote 5% or more of a Fund’s outstanding voting securities and, for the Acquired Funds only, the estimated pro forma percentages of ownership of the Balanced Fund after the Mergers.  Since a Participating Insurance Company’s separate accounts’ voting rights are passed through to Contract Owners, a Participating Insurance Company itself does not exercise voting control over the shares held in those accounts.

Name	Name of Fund	% Owned	Estimated Pro Forma Percentage of Ownership of the Combined Fund After the Mergers
Horace Mann Life Insurance Company 1 Horace Mann Plaza Springfield, IL 62715	Equity Fund	86.50%	95.73%
Horace Mann Life Insurance Company 1 Horace Mann Plaza Springfield, IL 62715	Income Fund	99.56%	95.73%
Horace Mann Life Insurance Company 1 Horace Mann Plaza Springfield, IL 62715	International Equity Fund	99.98%	95.73%
Horace Mann Life Insurance Company 1 Horace Mann Plaza Springfield, IL 62715	Small Cap Growth Fund	99.72%	95.73%
Horace Mann Life Insurance Company 1 Horace Mann Plaza Springfield, IL 62715	Socially Responsible Fund	99.95%	95.73%
Horace Mann Life Insurance Company 1 Horace Mann Plaza Springfield, IL 62715	Balanced Fund	100.0%	N/A
Horace Mann Life Insurance Company 1 Horace Mann Plaza Springfield, IL 62715	2015 ETF Fund	96.77%	N/A
Horace Mann Life Insurance Company 1 Horace Mann Plaza Springfield, IL 62715	2025 ETF Fund	97.51%	N/A
Horace Mann Life Insurance Company 1 Horace Mann Plaza Springfield, IL 62715	2035 ETF Fund	98.34%	N/A

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Shares Owned by Trustees and Officers

The following table sets forth for each Trustee and for the Trustees and officers as a group, the amount of shares beneficially owned in each Fund as of July 18, 2014.

Fund Shares Owned by Trustees and Officers	Balanced Fund	Equity Fund	Income Fund	International Equity Fund	Small Cap Fund	Socially Responsible Fund	2015 ETF Fund	2025 ETF Fund	2035 ETF Fund
Margaret M. Cannella	None	None	None	None	None	None	None	None	None
Roger A. Formisano	None	None	None	None	None	None	None	None	None
Edward Gubman	None	None	None	None	None	None	None	None	None
Suanne K. Luhn	None	None	None	None	None	None	None	None	None
George J. Zock	None	None	None	None	None	None	None	None	None
All Trustees and Officers as a Group	None	None	None	None	None	None	None	None	None

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APPENDIX A

AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (the “Agreement”) is made as of this 11th day of July, 2014 by Wilshire Variable Insurance Trust, a Delaware statutory trust (the “Trust”), on behalf of the Balanced Fund (the “Acquiring Fund”); and each of the Equity Fund, Income Fund, International Equity Fund, Small Cap Fund and Socially Responsible Fund (each a “Selling Fund” and collectively, the “Selling Funds”) (the Acquiring Fund and each Selling Fund referred to herein as a “Fund” and collectively, the “Funds”).  The principal place of business of the Trust is 1299 Ocean Avenue, Suite 700, Santa Monica, California 90401.

Each Reorganization (as defined below) will consist of:  (i) the transfer of all of the assets of the Selling Fund to the Acquiring Fund, in exchange solely for voting shares of beneficial interest, no par value per share, of the Acquiring Fund (“Acquiring Fund Shares”) and the assumption by the Acquiring Fund of all the liabilities of the Selling Fund; and (ii) the distribution, after the Closing Date hereinafter referred to, of Acquiring Fund Shares to the shareholders of the Selling Fund and the termination, dissolution and complete liquidation of the Selling Fund as provided herein, all upon the terms and conditions set forth in this Agreement (each a “Reorganization”).

WHEREAS, each Fund is a separate series of the Trust, and the Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and each Selling Fund owns securities that generally are assets of the character in which the Acquiring Fund is permitted to invest;

WHEREAS, the Acquiring Fund is authorized to issue its shares of beneficial interest;

WHEREAS, the Board of Trustees of the Trust (the “Board”) has determined that each Reorganization, with respect to the Acquiring Fund, is in the best interests of the Acquiring Fund and that the interests of the existing shareholders of the Acquiring Fund will not be diluted as a result of such Reorganization; and

WHEREAS, the Board has determined that each Reorganization, with respect to each Selling Fund, is in the best interests of such Selling Fund and that the interests of the existing shareholders of each Selling Fund will not be diluted as a result of such Reorganization.

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

ARTICLE I

TRANSFER OF ASSETS OF THE SELLING FUND IN EXCHANGE FOR ACQUIRING FUND SHARES AND THE ASSUMPTION OF THE SELLING FUND LIABILITIES AND TERMINATION AND LIQUIDATION OF THE SELLING FUND

1.1         The Exchange.  Subject to the terms and conditions contained herein and on the basis of the representations and warranties contained herein, each Selling Fund agrees to transfer all of its assets, as set forth in Section 1.2, to the Acquiring Fund.  In exchange, the Acquiring Fund agrees:  (i) to deliver to each Selling Fund the number of full and fractional Acquiring Fund Shares computed in the manner set forth in Section 2.3; and (ii) to assume all of the liabilities of each Selling Fund as set forth in Section 1.3.  Such transactions shall take place at the closing provided for in Section 3.1 (the “Closing”).

1.2         Assets to Be Transferred.  Each Selling Fund shall transfer all of its assets to the Acquiring Fund, including, without limitation, all cash, securities, commodities, interests in futures and dividends or interest receivables, owned by the Selling Fund and any deferred or prepaid expenses shown as an asset on the books of the Selling Fund on the Closing Date, as such term is defined in Section 3.1.

Each Selling Fund will, within a reasonable period of time before the Closing Date, furnish the Acquiring Fund with a list of the Selling Fund’s portfolio securities and other investments.  The Acquiring Fund will, within a reasonable period of time before the Closing Date, furnish each Selling Fund with a list of the securities, if any, on the Selling Fund’s list referred to above that do not conform to the Acquiring Fund’s investment objective, policies and restrictions.  The Selling Fund, if requested by the Acquiring Fund, will dispose of securities on the Acquiring Fund’s list before the Closing Date.  In addition, if it is determined that the portfolios of a Selling Fund and the Acquiring Fund, when aggregated, would contain investments exceeding certain percentage limitations imposed upon such Acquiring Fund with respect to such investments, the Selling Fund, if requested by the Acquiring Fund, will dispose of a sufficient amount of such investments as may be necessary to avoid violating such limitations as of the Closing Date.

1.3         Liabilities to Be Assumed.  Each Selling Fund will endeavor to discharge all of its known liabilities and obligations to the extent possible before the Closing Date.  Notwithstanding the foregoing, any liabilities not so discharged shall be assumed by the Acquiring Fund, which assumed liabilities shall include all of the Selling Fund’s liabilities, debts, obligations and duties of whatever kind or nature, whether absolute, accrued, contingent or otherwise, whether or not arising in the ordinary course of business, whether or not determinable at the Closing Date and whether or not specifically referred to in this Agreement.

1.4         Liquidation and Distribution.  On or as soon after its Closing Date as is practicable but in no event later than 12 months after the Closing Date (the “Liquidation Date”):  (a) each Selling Fund will distribute in complete liquidation of the Selling Fund, pro rata to its shareholders of record, determined as of the close of business on the Valuation Date (as defined in Section 2.1) (the “Selling Fund Shareholders”), all of the Acquiring Fund Shares received by such Selling Fund pursuant to Section 1.1; and (b) such Selling Fund will thereupon proceed to dissolve and terminate as set forth in Section 1.7 below.  Such distribution will be accomplished by the transfer of Acquiring Fund Shares credited to the account of the Selling Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the name of the Selling Fund Shareholders, and representing the respective pro rata number of Acquiring Fund Shares due such shareholders.  All issued and outstanding shares of the Selling Fund will simultaneously be canceled on the books of the Selling Fund.  The Acquiring Fund shall not issue certificates representing Acquiring Fund Shares in connection with such transfer.

1.5         Ownership of Shares.  Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund’s transfer agent.  Shares of the Acquiring Fund will be issued simultaneously to each Selling Fund, in an amount computed in the manner set forth in Section 2.3, to be distributed to the Selling Fund Shareholders.

1.6         Transfer Taxes.  Any transfer taxes payable upon the issuance of Acquiring Fund Shares in a name other than the registered holder of the Selling Fund shares on the books of such Selling Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

1.7         Termination.  Each Selling Fund shall completely liquidate and be dissolved, terminated and have its affairs wound up in accordance with Delaware state law, promptly following the Closing Date and the making of all distributions pursuant to Section 1.4.

1.8         Relationship of Transactions.  Subject to the conditions set forth in this Agreement, the failure of one of the Selling Funds to consummate the transactions contemplated hereby shall not affect the consummation or validity of the Reorganizations with respect to any other Selling Fund, and the provisions of this Agreement shall be construed to effect this intent, including, without limitation, as the context requires, construing the term “Selling Fund” as meaning only those series of the Trust which are involved in the Reorganization(s) as of the Closing Date.

ARTICLE II

VALUATION

2.1         Valuation of Assets.  The value of a Selling Fund’s net assets shall be the value of all such Selling Fund’s assets as of the close of regular trading on the New York Stock Exchange (“NYSE”) on the business day immediately prior to its Closing Date (such time and date being hereinafter called the “Valuation Date”), less the amount of all such Selling Fund’s liabilities.  The value of a Selling Fund’s assets shall be determined by using the valuation procedures of the Trust adopted by the Board of Trustees and the Funds’ current prospectus and statement of additional information or such other valuation procedures as shall be mutually agreed upon by the parties.

2.2         Valuation of Shares.  The net asset value per share of Acquiring Fund Shares shall be the net asset value per share computed on the Valuation Date, using the valuation procedures of the Trust adopted by the Board of Trustees and the Funds’ then current prospectus and statement of additional information, or such other valuation procedures as shall be mutually agreed upon by the parties.

2.3         Shares to Be Issued.  The number of Acquiring Fund Shares to be issued (including fractional shares, if any) in exchange for a Selling Fund’s assets shall be determined by dividing such Selling Fund’s net assets determined in accordance with Section 2.1 by the Acquiring Fund’s net asset value per share determined in accordance with Section 2.2.

2.4         Effect of Suspension in Trading.  In the event that, on the Valuation Date, either:  (a) the NYSE or another primary exchange on which the portfolio securities of the Acquiring Fund or a Selling Fund are purchased or sold shall be closed to trading or trading on such exchange shall be restricted; or (b) trading or the reporting of trading on the NYSE or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquiring Fund or a Selling Fund is impracticable, the Valuation Date shall be postponed until the first business day after the day when trading is fully resumed and reporting is restored.

ARTICLE III

CLOSINGS AND CLOSING DATE

3.1       Closing Date.  Each Closing shall occur on September 22, 2014 or such other date(s) as the parties may agree (each a “Closing Date”).  Unless otherwise provided, all acts taking place at the Closing(s) shall be deemed to take place as of immediately after the close of regular trading on the Valuation Date.  Each Closing shall be held as of 8:00 a.m. Central time (the “Effective Time”) at the offices of Vedder Price P.C. in Chicago, Illinois or at such other time and/or place as the parties may agree.

3.2       Custodian’s Certificate.  Each Selling Fund shall cause Northern Trust Company, as custodian for each Selling Fund (the “Custodian”), to deliver to the Acquiring Fund at the Closing a certificate of an authorized officer stating that:  (a) the Selling Fund’s portfolio securities, cash and any other assets shall have been delivered in proper form to the Acquiring Fund on the Closing Date; and (b) all necessary taxes including all applicable federal and state stock transfer stamps, if any, shall have been paid, or provision for payment shall have been made, in conjunction with the delivery of portfolio securities by the Selling Fund.

3.3       Transfer Agent’s Certificate.  Each Selling Fund shall cause DST Systems, Inc., as transfer agent for such Selling Fund, to deliver to the Acquiring Fund at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Selling Fund Shareholders, and the number and percentage ownership of outstanding shares owned by each such shareholder immediately prior to the Closing.  The Acquiring Fund shall issue and deliver or cause DST Systems, Inc., its transfer agent, to issue and deliver to each Selling Fund a confirmation evidencing the Acquiring Fund Shares to be credited on the Closing Date to the Secretary of the Trust or provide evidence satisfactory to the Selling Fund that the Acquiring Fund Shares have been credited to the Selling Fund’s account on the books of the Acquiring Fund.

3.4       Delivery of Additional Items.  At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certificates, receipts and other documents, if any, as such other party or its counsel may reasonably request to effect the transactions contemplated by this Agreement.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES

4.1       Representations of the Selling Funds.  The Trust, on behalf of each Selling Fund, represents and warrants to the Acquiring Fund as follows:

(a)         The Trust is a statutory trust duly organized, validly existing and in good standing under the laws of the State of Delaware.

(b)         The Selling Fund is a separate series of the Trust duly authorized in accordance with the applicable provisions of the Trust’s Declaration of Trust.

(c)         The Trust is registered as an open-end management investment company under the 1940 Act, and such registration is in full force and effect.

(d)         The Selling Fund is not, and the execution, delivery, and performance of this Agreement (subject to shareholder approval) will not result, in the violation of any provision of the Trust’s Declaration of Trust or By-Laws or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Selling Fund is a party or by which it is bound.

(e)         Except as otherwise disclosed in writing to and accepted by the Acquiring Fund, the Selling Fund has no material contracts or other commitments (other than this Agreement) that will be terminated with liability to it before the Closing Date.

(f)         No litigation, administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Selling Fund or any of its properties or assets which, if adversely determined, would materially and adversely affect its financial condition, the conduct of its business or the ability of the Selling Fund to carry out the transactions contemplated by this Agreement.  The Selling Fund knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

(g)         The financial statements of the Selling Fund as of December 31, 2013, and for the year then ended, have been prepared in accordance with generally accepted accounting principles and have been audited by independent auditors, and such statements (copies of which have been furnished to the Acquiring Fund) fairly reflect the financial condition of the Selling Fund as of December 31, 2013, and there are no known contingent liabilities of the Selling Fund as of such date that are not disclosed in such statements.

(h)         Since the dates of the financial statements referred to in subsection (g) above, there have been no material adverse changes in the Selling Fund’s financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business) and there are no known contingent liabilities of the Selling Fund arising after such date.  For the purposes of this subsection (h), a decline in the net asset value of the Selling Fund shall not constitute a material adverse change.

(i)         All federal, state, local and other tax returns and reports of the Selling Fund required by law to be filed by it (taking into account permitted extensions for filing) have been timely filed and are correct in all material respects.  All federal, state, local and other taxes required to be paid (whether or not shown on any such return or report) have been paid, or provision shall have been made for the payment thereof and any such unpaid taxes are properly reflected on the financial statements referred to in subsection (g) above.  To the best of the Selling Fund’s knowledge, no tax authority is currently auditing or preparing to audit the Selling Fund, and no assessment for taxes, interest, additions to tax, or penalties has been asserted against the Selling Fund.

(j)         All issued and outstanding shares of the Selling Fund are duly and validly issued and outstanding, fully paid and non-assessable by the Selling Fund.  All of the issued and outstanding shares of the Selling Fund will, at the time of the Closing, be held by the persons and in the amounts set forth in the records of the Selling Fund’s transfer agent as provided in Section 3.3.  The Selling Fund has no outstanding options, warrants or other rights to subscribe for or purchase any shares of the Selling Fund, and has no outstanding securities convertible into shares of the Selling Fund.

(k)         At the time of the Closing, the Selling Fund will have good and marketable title to the Selling Fund’s assets to be transferred to the Acquiring Fund pursuant to Section 1.2 and full right, power and authority to sell, assign, transfer and deliver such assets, and the Acquiring Fund will acquire good and marketable title thereto.

(l)         The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Selling Fund.  Subject to approval by the Selling Fund Shareholders, this Agreement constitutes a valid and binding obligation of the Selling Fund, enforceable in accordance with its terms, subject as to enforcement to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles.

(m)         The information to be furnished by the Selling Fund for use in no-action letters, applications for orders, registration statements, proxy materials and other documents that may be necessary in connection with the transactions contemplated herein shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations.

(n)         From the effective date of the Registration Statement (as defined in Section 5.7) through the time of the meeting of the Selling Fund Shareholders and on the Closing Date, any written information furnished by the Trust with respect to the Selling Fund for use in the Proxy Materials (as defined in Section 5.7), or any other materials provided in connection with the Reorganization, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not misleading.

(o)         For each taxable year of its operations, including the short taxable year ending upon the Selling Fund’s liquidation, the Selling Fund (i) has elected to qualify, and has qualified or will qualify in the case of the short taxable year ending with the Selling Fund’s liquidation, as a “regulated investment company” under the Code (a “RIC”) and (ii) has been eligible to and has computed its federal income tax under Section 852 of the Code, and will do so for the short taxable year ending upon the liquidation.

4.2       Representations of the Acquiring Fund.  The Trust, on behalf of the Acquiring Fund, represents and warrants to each Selling Fund as follows:

(a)         The Trust is a statutory trust, duly organized, validly existing and in good standing under the laws of the State of Delaware.

(b)         The Acquiring Fund is a separate series of the Trust duly authorized in accordance with the applicable provisions of the Trust’s Declaration of Trust.

(c)         The Trust is registered as an open-end management investment company under the 1940 Act, and such registration is in full force and effect.

(d)         The Acquiring Fund is not, and the execution, delivery and performance of this Agreement will not result in a violation of, the Trust’s Declaration of Trust or By-Laws or of any material agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Fund is a party or by which it is bound.

(e)         No litigation, administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquiring Fund or any of its properties or assets which, if adversely determined, would materially and adversely affect its financial condition, the conduct of its business or the ability of the Acquiring Fund to carry out the transactions contemplated by this Agreement.  The Acquiring Fund knows of no facts that might form a basis for the institution of such proceedings and it is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transaction contemplated herein.

(f)         The financial statements of the Acquiring Fund as of December 31, 2013, and for the fiscal year then ended, have been prepared in accordance with generally accepted accounting principles and have been audited by independent auditors, and such statements (copies of which have been furnished to the Selling Fund) fairly reflect the financial condition of the Acquiring Fund as of December 31, 2013, and there are no known contingent liabilities of the Acquiring Fund as of such date that are not disclosed in such statements.

(g)         Since the dates of the financial statements referred to in subsection (f) above, there have been no material adverse changes in the Acquiring Fund’s financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business) and there are no known contingent liabilities of the Acquiring Fund arising after such date.  For the purposes of this subsection (g), a decline in the net asset value of the Acquiring Fund shall not constitute a material adverse change.

(h)         All federal, state, local and other tax returns and reports of the Acquiring Fund required by law to be filed by it (taking into account permitted extensions for filing) have been timely filed and are correct in all material respects.  All federal, state, local and other taxes required to be paid (whether or not shown on any such return or report) have been paid or provision shall have been made for their payment and any such unpaid taxes are properly reflected on the financial statements referred to in subsection (f) above.  To the best of the Acquiring Fund’s knowledge, no tax authority is currently auditing or preparing to audit the Acquiring Fund, and no assessment for taxes, interest, additions to tax or penalties has been asserted against the Acquiring Fund.

(i)         All issued and outstanding Acquiring Fund Shares are duly and validly issued and outstanding, fully paid and non-assessable by the Acquiring Fund.  The Acquiring Fund has no outstanding options, warrants or other rights to subscribe for or purchase shares of the Acquiring Fund, and there are no outstanding securities convertible into shares of the Acquiring Fund.

(j)         The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Acquiring Fund, and this Agreement constitutes a valid and binding obligation of the Acquiring Fund, enforceable in accordance with its terms, subject as to enforcement to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles.

(k)         The Acquiring Fund Shares to be issued and delivered to the Selling Fund for the account of the Selling Fund Shareholders pursuant to the terms of this Agreement will, at the Closing Date, have been duly authorized.  When so issued and delivered, such shares will be duly and validly issued shares of the Acquiring Fund, and will be fully paid and non-assessable.

(l)         The information to be furnished by the Acquiring Fund for use in no-action letters, applications for orders, registration statements, proxy materials and other documents that may be necessary in connection with the transactions contemplated herein shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations.

(m)       From the effective date of the Registration Statement (as defined in Section 5.7), through the time of the meeting of the Selling Fund Shareholders and on the Closing Date, any written information furnished by the Trust with respect to the Acquiring Fund for use in the Proxy Materials (as defined in Section 5.7), or any other materials provided in connection with the Reorganization, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not misleading.

(n)        For each taxable year of its operations, including the taxable year that includes the Closing Date, the Acquiring Fund (i) has elected to qualify, has qualified or will qualify (in the case of the year that includes the Closing Date) and intends to continue to qualify as a RIC under the Code and (ii) has been eligible to and has computed its federal income tax under Section 852 of the Code, and will do so for the taxable year that includes the Closing Date.

(o)        The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the Securities Act of 1933, as amended (the “1933 Act”), the 1940 Act, and any state securities laws as it may deem appropriate in order to continue its operations after the Closing Date.

ARTICLE V

COVENANTS OF ACQUIRING FUND AND SELLING FUND

5.1        Operation in Ordinary Course.  Subject to Sections 1.2 and 8.5, the Acquiring Fund and each Selling Fund will operate its respective business in the ordinary course between the date of this Agreement and the Closing Date, it being understood that such ordinary course of business will include customary dividends and distributions, any other distribution necessary or desirable to avoid federal income or excise taxes, and shareholder purchases and redemptions.

5.2        Approval of Shareholders.  The Trust will call a special meeting of shareholders of the Selling Funds to consider and act upon this Agreement (or transactions contemplated thereby) and to take all other appropriate action necessary to obtain approval of the transactions contemplated herein.

5.3        Investment Representation.  Each Selling Fund covenants that the Acquiring Fund Shares to be issued pursuant to this Agreement are not being acquired for the purpose of making any distribution, other than in connection with the Reorganization and in accordance with the terms of this Agreement.

5.4        Additional Information.  Each Selling Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Selling Fund’s shares.

5.5        Further Action.  Subject to the provisions of this Agreement, each Fund will take, or cause to be taken, all action and do, or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement, including any actions required to be taken after the Closing Date.

5.6        Statement of Earnings and Profits.  As promptly as practicable, but in any case within 60 days after the Closing Date, each Selling Fund shall furnish the Acquiring Fund, in such form as is reasonably satisfactory to the Acquiring Fund and which will be certified by the Trust’s Treasurer, a statement of the earnings and profits of the Selling Fund for federal income tax purposes, as well as any net operating loss carryovers and capital loss carryovers, that will be carried over to the Acquiring Fund as a result of Section 381 of the Code.

5.7        Preparation of Registration Statement and Proxy Materials.  The Trust will prepare and file with the Securities and Exchange Commission (the “Commission”) a registration statement on Form N-14 relating to the Acquiring Fund Shares to be issued to the Selling Fund Shareholders (the “Registration Statement”).  The Registration Statement shall include a proxy statement and a prospectus of the Acquiring Fund relating to the transaction contemplated by this Agreement.  The Registration Statement shall be in compliance with the 1933 Act, the Securities Exchange Act of 1934, as amended (the “1934 Act”), and the 1940 Act, as applicable.  Each party will provide the other party with the materials and information necessary to prepare the proxy statement and related materials (the “Proxy Materials”), for inclusion therein, in connection with each meeting of Selling Fund shareholders to consider the approval of this Agreement and the transactions contemplated herein.

ARTICLE VI

CONDITION PRECEDENT TO OBLIGATIONS OF EACH SELLING FUND

The obligations of each Selling Fund to consummate the transactions provided for herein shall be subject to the following condition:

6.1         All representations, covenants and warranties of the Acquiring Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date, with the same force and effect as if made on and as of the Closing Date.  The Acquiring Fund shall have delivered to each Selling Fund a certificate executed in the Acquiring Fund’s name by the Trust’s President or Vice President and its Treasurer, in form and substance satisfactory to the Selling Fund and dated as of the Closing Date, to such effect and as to such other matters as the Selling Fund shall reasonably request.

ARTICLE VII

CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

The obligations of the Acquiring Fund to consummate the transactions provided for herein with respect to the Reorganization shall be subject to the following conditions:

7.1         All representations, covenants and warranties of each Selling Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date, with the same force and effect as if made on and as of the Closing Date.  Each Selling Fund shall have delivered to the Acquiring Fund on the Closing Date a certificate executed in the Selling Fund’s name by the Trust’s President or Vice President and the Treasurer, in form and substance satisfactory to the Acquiring Fund and dated as of the Closing Date, to such effect and as to such other matters as the Acquiring Fund shall reasonably request.

7.2         Each Selling Fund shall have delivered to the Acquiring Fund a statement of the Selling Fund’s assets and liabilities, together with a list of the Selling Fund’s portfolio securities showing the tax basis of such securities by lot and the holding periods of such securities, as of the Closing Date, certified by the Treasurer of the Trust.

ARTICLE VIII

FURTHER CONDITIONS PRECEDENT

The obligations of each Selling Fund and the Acquiring Fund with respect to a Reorganization hereunder shall also be subject to the following:

8.1       This Agreement and the transactions contemplated herein, with respect to the Selling Fund, shall have been approved by the requisite vote of the holders of the outstanding shares of such Selling Fund in accordance with applicable law and the provisions of the Trust’s Declaration of Trust and By-Laws.  Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor any Selling Fund may waive the conditions set forth in this Section 8.1.

8.2       On the Closing Date, the Commission shall not have issued an unfavorable report under Section 25(b) of the 1940 Act, or instituted any proceeding seeking to enjoin the consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act.  Furthermore, no action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with this Agreement or the transactions contemplated herein.

8.3       All required consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities (including those of the Commission and of state securities authorities, including any necessary “no-action” positions and exemptive orders from such federal and state authorities) to permit consummation of the transactions contemplated herein shall have been obtained.

8.4       The Registration Statement shall have become effective under the 1933 Act, and no stop orders suspending the effectiveness thereof shall have been issued.  To the best knowledge of the parties to this Agreement, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

8.5       The Selling Fund shall have declared and paid a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing to its shareholders all of such Selling Fund’s investment company taxable income for all taxable periods ending on or before the Closing Date (computed without regard to any deduction for dividends paid), if any, plus the excess of its interest income excludable from gross income under Section 103(a) of the Code, if any, over its deductions disallowed under Sections 265 and 171(a)(2) of the Code for all taxable periods ending on or before the Closing Date and all of its net capital gains realized in all taxable periods ending on or before the Closing Date (after reduction for any capital loss carry forward).

8.6       The Funds shall have received on the Closing Date an opinion from Vedder Price P.C., counsel to the Trust, dated as of the Closing Date, substantially to the effect that:

(a)         The Trust is a validly existing statutory trust and in good standing under the laws of the State of Delaware.

(b)         The Agreement has been duly authorized, executed and delivered by the Trust, on behalf of each Selling Fund and the Acquiring Fund, and constitutes a valid and legally binding obligation of the Trust, on behalf of each Selling Fund and the Acquiring Fund, enforceable in accordance with its terms.

(c)         To the knowledge of such counsel, and without any independent investigation, (i) the Trust is registered as an investment company with the Commission and is not subject to any stop order; and (ii) all regulatory consents, authorizations, approvals or filings required to be obtained or made under the federal laws of the United States of America or the laws of the State of Delaware required for consummation by the Funds of the transactions contemplated herein have been obtained or made.

(d)         The execution and delivery of the Agreement did not, and the consummation of the transactions contemplated herein, will not, result in a violation of the Trust’s Declaration of Trust (assuming approval of Selling Fund Shareholders has been obtained) or By-Laws.

ARTICLE IX

EXPENSES

9.1       The Acquiring Fund will pay the expenses incurred in connection with the Reorganization.  Reorganization expenses include, without limitation:  (a) expenses associated with the preparation and filing of the Registration Statement and other Proxy Materials; (b) postage; (c) printing; (d) accounting fees; (e) legal fees incurred by each Fund; (f) solicitation costs of the transaction; and (g) other related administrative or operational costs.  The Acquiring Fund will also bear any transaction costs incurred through the sale and purchase of any portfolio securities in connection with the Reorganization.

9.2       Each party represents and warrants to the other that there is no person or entity entitled to receive any broker’s fees or similar fees or commission payments in connection with the transactions provided for herein.

ARTICLE X

ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

10.1      The parties to each Reorganization agree that no party has made to the other parties any representation, warranty and/or covenant not set forth herein, and that this Agreement constitutes the entire agreement between and among the parties.

10.2      The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant to or in connection with this Agreement shall not survive the consummation of the transactions contemplated hereunder.

ARTICLE XI

TERMINATION

11.1      With respect to each Reorganization, this Agreement may be terminated by the mutual agreement of the parties to such Reorganization and such termination may be effected by the Trust’s President without further action by the Board.  This Agreement may be terminated with respect to one or all of the Reorganizations.  In addition, either the Acquiring Fund or a Selling Fund may at its option terminate this Agreement with respect to its corresponding Reorganization at or before the Closing Date due to:

(a)         a breach by any other party to such Reorganization of any representation, warranty or agreement contained herein to be performed at or before the Closing Date, if not cured within 30 days;

(b)         a condition precedent to the obligations of the terminating party that has not been met and it reasonably appears that it will not or cannot be met; or

(c)         a determination by the Board that the consummation of the transactions contemplated herein with respect to a Reorganization is not in the best interests of the Acquiring Fund or a Selling Fund.

11.2      In the event of any such termination, in the absence of willful default, there shall be no liability for damages on the part of the Trust, the Trustees, the Acquiring Fund, the Selling Funds, or the Trust’s officers.

ARTICLE XII

AMENDMENTS

12.1      This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the officers of the Trust as specifically authorized by the Board of Trustees; provided, however, that following the meeting of the Selling Fund shareholders called by each Selling Fund pursuant to Section 5.2 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of Acquiring Fund Shares to be issued to the Selling Fund Shareholders under this Agreement to the detriment of such shareholders without their further approval.

ARTICLE XIII

HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT;

LIMITATION OF LIABILITY

13.1      The article and section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

13.2      This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

13.3      This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware.

13.4      This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but, except as provided in this section, no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other parties.  Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

13.5      It is expressly agreed that the obligations of each Fund hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents or employees of the Trust personally, but shall bind only the trust property of the respective Fund, as provided in the Trust’s Declaration of Trust.  The execution and delivery of this Agreement have been authorized by the Trustees of the Trust on behalf of each Fund and signed by authorized officers of the Trust, acting as such.  Neither the authorization by such Trustees nor the execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the trust property of the respective Fund as provided in the Trust’s Declaration of Trust.

IN WITNESS WHEREOF, the parties have duly executed this Agreement, all as of the date first written above.

WILSHIRE VARIABLE INSURANCE TRUST on behalf of the Balanced Fund

		By:	/s/ Jason Schwarz
		Name:	Jason Schwarz
		Title:	President, Wilshire Funds Management
ACKNOWLEDGED:

By:	/s/ Reena Lalji
Name:	Reena Lalji
Title:	Secretary

WILSHIRE VARIABLE INSURANCE TRUST on behalf of the Equity Fund

		By:	/s/ Jason Schwarz
		Name:	Jason Schwarz
		Title:	President, Wilshire Funds Management

ACKNOWLEDGED:

By:	/s/ Reena Lalji
Name:	Reena Lalji
Title:	Secretary

WILSHIRE VARIABLE INSURANCE TRUST on behalf of the Income Fund

		By:	/s/ Jason Schwarz
		Name:	Jason Schwarz
Title:

ACKNOWLEDGED:

By:	/s/ Reena Lalji
Name:	Reena Lalji
Title:	Secretary

WILSHIRE VARIABLE INSURANCE TRUST on behalf of the International Equity Fund

		By:	/s/ Jason Schwarz
		Name:	Jason Schwarz
		Title:	President, Wilshire Funds Management

ACKNOWLEDGED:

By:	/s/ Reena Lalji
Name:	Reena Lalji
Title:	Secretary

WILSHIRE VARIABLE INSURANCE TRUST on behalf of the Small Cap Fund

		By:	/s/ Jason Schwarz
		Name:	Jason Schwarz
		Title:	President, Wilshire Funds Management

ACKNOWLEDGED:

By:	/s/ Reena Lalji
Name:	Reena Lalji
Title:	Secretary

WILSHIRE VARIABLE INSURANCE TRUST on behalf of the Socially Responsible Fund

		By:	/s/ Jason Schwarz
		Name:	Jason Schwarz
		Title:	President, Wilshire Funds Management

ACKNOWLEDGED:

By:	/s/ Reena Lalji
Name:	Reena Lalji
Title:	Secretary

APPENDIX B

FINANCIAL HIGHLIGHTS OF THE BALANCED FUND

Balanced Fund

For a Fund Share Outstanding Throughout Each Year

Year Ended December 31,
2013	2012	2011	2010	2009
Net asset value, beginning of year	$16.68	$15.42	$15.99	$14.71	$12.87

Income/(loss) from investment operations:
Net investment income1	0.15	0.27	0.52	0.41	0.30
Net realized and unrealized gain/(loss) on investments	2.90	4	1.60	3	(0.62)	1.20	2.02
Total from investment operations	3.05	1.87	(0.10)	1.61	2.32

Less distributions:
From net investment income	(0.31)	(0.61)	(0.47)	(0.33)	(0.48)
From capital gains	0.00	0.00	0.00	0.00	0.00
Total distributions	(0.31)	(0.61)	(0.47)	(0.33)	(0.48)
Net asset value, end of year	$19.42	$16.68	$15.42	$15.99	$14.71
Total return2	18.31%	12.11%	(0.65)%	10.92%	18.03%

Ratios to average net assets/supplemental data:
Net assets, end of year (in 000’s)	$157,820	$148,169	$150,825	$168,894	$166,884
Operating expenses including reimbursement/waiver and including fees paid indirectly†	0.29%	0.18%	0.17%	0.18%	0.22%
Operating expenses excluding reimbursement/waiver and excluding fees paid indirectly†	0.29%	0.18%	0.17%	0.18%	0.22%
Net investment income	0.85%	1.61%	3.22%	2.67%	2.21%
Portfolio turnover rate	151	%5	7%	21%	12%	46%

†	These ratios do not include expenses from the underlying funds.

1
The selected per share data was calculated using the average shares outstanding method for the period. Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

2
If you are an annuity contract owner, the total return does not reflect the expenses that apply to the separate account or related insurance policies. The inclusion of these charges would reduce the total return figures for all periods shown.

3
Amount includes capital gains distributions received by the Fund from the Wilshire International Equity Fund (formerly, the Wilshire Large Cap Core Plus Fund). The amount of these distributions represents $0.21 per share.

4
Amount includes capital gains distributions from the Wilshire Large Company Growth Portfolio, Wilshire Large Company Value Portfolio, Wilshire Small Company Growth Portfolio, Wilshire Small Company Value and the Wilshire International Equity Fund . The amount of these distributions represents $0.44 per share.

5	Includes the effect of in-kind transactions.

B-1

APPENDIX C

AMENDED INVESTMENT ADVISORY AGREEMENT

This Investment Advisory Agreement is made as of the first day of March, 1999, as amended as of the 30th day of September, 2004, between WILSHIRE VARIABLE INSURANCE TRUST, a Delaware statutory trust (herein called the “Company”), and WILSHIRE ASSOCIATES INCORPORATED, a California corporation (herein called the “Advisor”).

WHEREAS, the Company is registered as an open-end management investment company under the Investment Company Act of 1940 (the “1940 Act”); and

WHEREAS, the Company wishes to retain the Advisor under this Agreement to render investment advisory services to the portfolios of the Company known as the Equity Fund, Balanced Fund, Income Fund, Short-Term Investment Fund, Small Cap Growth Fund, International Equity Fund and Socially Responsible Fund (the “Initial Fund(s)”, together with any other Company portfolios which may be established later and served by the Advisor hereunder, being herein referred to collectively as the “Funds” and each individually as a “Fund”), and Advisor wishes to render such services;

NOW THEREFORE, in consideration of the premises and mutual covenants set forth herein, the parties hereto agree as follows:

1. Appointment of Advisor.

(A)         The Company hereby appoints the Advisor as the investment adviser of each Fund on the terms and for the period set forth in this Agreement and the Advisor hereby accepts such appointment and agrees to perform the services and duties set forth herein on the terms herein provided.  The Advisor may, in its discretion, provide such services through its own employees or the employees of one or more affiliated companies that are qualified to provide such services to the Trust under applicable law and are under common control with the Advisor provided (i) that all persons, when providing services hereunder, are functioning as part of an organized group of persons, and (ii) that such organized group of persons is managed at all times by authorized officers of the Advisor.

(B)         In the event that the Company establishes one or more portfolios other than the Initial Fund(s) with respect to which it desires to retain the Advisor to render investment advisory services hereunder, it shall notify the Advisor in writing.  If the Advisor is willing to render such services, it shall notify the Company in writing whereupon such portfolio or portfolios shall become a Fund or Funds hereunder.

2.         Investment Services and Duties.  The Advisor shall recommend to the Board of Trustees one or more investment advisers who are not affiliated with the Advisor (herein referred to collectively as the “Sub-Advisors” and each individually as a “Sub-Advisor) to provide a continuous investment program for each Fund or a portion thereof designated from time to time by the Advisor, including investment, research, and management with respect to all securities and investments and cash equivalents for the Fund or designated portion thereof.  Upon approval of a Sub-Advisor by the Board of Trustees, the Advisor shall enter into an agreement with such Sub-Advisor, in a form approved by the Board of Trustees, for the provision of such services, subject to the supervision of the Board of Trustees and the Advisor.

(A)         The Advisor shall review, monitor and report to the Board of Trustees regarding the performance and investment procedures of each Sub-Advisor and shall assist and consult with each Sub-Advisor in connection with the Fund’s continuous investment program.  The Advisor shall provide its services under this Section 2 in accordance with the Funds’ investment objectives, policies and restrictions as stated in the Funds’ then current registration statement and resolutions of the Company’s Board of Trustees.

The Advisor shall also review, monitor and report to the Board of Trustees regarding each Sub-Advisor’s compliance with Fund policies and legal requirements as directed by the Board of Trustees from time to time.

(B)         Each Sub-Advisor shall determine from time to time what securities and other investments will be purchased, retained or sold by the Company with respect to the Fund or portion thereof served by such Sub-Advisor.  The Company acknowledges and agrees that, subject to the provisions of paragraph (A) hereof, the Advisor shall not be responsible for any such determinations by any Sub-Advisor.  Each Sub-Advisor shall provide services to the Funds in accordance with the Funds’ investment objectives, policies and restrictions as stated in the Funds’ then current registration statement and resolutions of the Company’s Board of Trustees.

(C)         Each Sub-Advisor shall select brokers or dealers that will execute the purchases and sales of portfolio securities for the Fund or portion thereof managed by such Sub-Advisor.  In making such selection, each Sub-Advisor shall use its best efforts to obtain best execution, which includes most favorable net results and execution of such Sub-Advisor’s orders, taking into account all appropriate factors, including price, dealer spread or commission, size and difficulty of the transaction and research or other services provided.  It is understood that no Sub-Advisor will be deemed to have acted unlawfully, or to have breached a fiduciary duty to the Fund or in respect of Fund assets, solely by reason of its having caused the Fund to pay a member of a securities exchange, a broker or a dealer a commission for effecting a securities transaction of the Fund in excess of the amount of commission another member of an exchange, broker or dealer would have charged, if such Sub-Advisor determined in good faith that the commission paid was reasonable in relation to the brokerage and research services provided by such member, broker or dealer, viewed in terms of that particular transaction or the Sub-Advisor’s overall responsibilities with respect to its accounts, including the Fund, as to which it exercises investment discretion.

Each Sub-Advisor is authorized to consider for investment by the Fund or portion thereof managed by such Sub-Advisor securities that may also be appropriate for other funds and/or clients serviced by such Sub-Advisor.  To assure fair treatment of the Funds and all other clients of a Sub-Advisor in situations in which two or more clients’ accounts participate simultaneously in a buy or sell program involving the same security, such transactions shall be allocated among the Fund and other clients in a manner deemed equitable by the Sub-Advisor.

Notwithstanding the previous paragraphs, to the extent directed by management of the Fund in writing, the Advisor shall direct one or more of the Sub-Advisors to execute purchases and sales of portfolio securities for the Fund through brokers or dealers designated by management of the Fund to Advisor for the purpose of providing direct benefits to the Fund, provided that such Sub-Advisor determines that such brokers or dealers will provide reasonable execution in view of such other benefits.  The Fund understands that the brokerage commissions or transaction costs in such transactions may be higher, and that the Fund may receive less favorable prices, than those which any such Sub-Advisor could obtain from another broker or dealer, in order to obtain such benefits for the Fund.  The Advisor is responsible for overseeing any such directed brokerage arrangements.

(D)         With respect to any assets of a Fund that are not being managed by a Sub-Advisor, the Advisor shall determine from time to time what securities and other investments will be purchased, retained or sold by the Company with respect to the Fund or portion thereof not served by such Sub-Advisor.  The Advisor shall provide services to the Funds in accordance with the Funds’ investment objectives, policies and restrictions as stated in the Funds’ then current registration statement and resolutions of the Company’s Board of Trustees.  This shall be subject to paragraph (C) hereof in the same manner as a Sub-Advisor.

(E)         The Advisor shall maintain books and records with respect to its services hereunder and furnish the Company’s Board of Trustees such periodic special reports as the Board may request.  The Company acknowledges and agrees that the Sub-Advisors will be responsible for maintenance of books and records with respect to the securities transactions of the Funds.

(F)         Subject to the supervision and control of the Company’s Board of Trustees, the Advisor shall provide certain administrative services in connection with the investment of Company assets, as directed by the Board of Trustees from time to time.

3.         Administrative Services and Duties.  Subject to the supervision and control of the Company’s Board of Trustees, the Advisor shall provide to the Company facilities, equipment and personnel to carry out all management services required for operation of the business and affairs of the Funds other than those services to be performed by a distributor of the Funds’ shares pursuant to an Underwriting Agreement, those services to be performed by the Funds’ custodian pursuant to the Company’s Custodian Contract, those services to be performed by the Funds’ transfer agent pursuant to the Company’s Transfer Agency Agreement, those accounting services to be provided pursuant to an accounting agreement or custody agreement, those administrative services to be performed by the Funds’ administrator pursuant to an administration agreement and those services normally performed by the Company’s counsel and auditors.

(A)        The Advisor’s oversight responsibilities shall include overseeing the performance of the Funds’ third party service providers, including, but not limited to, the Custodian, Transfer Agent, distributor and administrator.

(B)        The Advisor shall participate in the periodic updating of the Funds’ prospectuses and statements of additional information and in the preparation of reports to the Funds’ shareholders and the Securities and Exchange Commission (the “Commission”), including but not limited to annual reports and semi-annual reports, notices pursuant to Rule 24f-2 and proxy materials pertaining to the Funds.

(C)        The Advisor shall pay all costs and expenses of maintaining the offices of the Company, wherever located.

(D)        The Advisor shall assist the Custodian, Transfer Agent, distributor, administrator, counsel and auditors as required to carry out the business and operations of the Funds.

4.         Compliance with Governing Instruments and Laws.  In performing its duties as Advisor for the Funds, the Advisor shall act in conformity with the Company’s Declaration of Trust, By-Laws, prospectuses and statements of additional information, and the instructions and directions of the Board of Trustees of the Company.  In addition, the Advisor shall conform to and comply with the requirements of the 1940 Act, the Rules and Regulations of the Commission, the requirements of subchapter M and Section 817(h) of the Internal Revenue Code of 1986, as amended (with respect to assets not managed by a Sub-Advisor), and all other applicable federal or state laws and regulations.

5.         Services Not Exclusive.  The Advisor shall for all purposes herein be deemed to be an independent contractor and shall, unless otherwise expressly provided herein or authorized by the Board of Trustees from time to time, have no authority to act for or represent the Company in any way or otherwise be deemed its agent.  The services furnished by the Advisor hereunder are not deemed exclusive, and the Advisor shall be free to furnish similar services to others so long as its services under this Agreement are not impaired thereby.

6.         Books and Records.  In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Advisor hereby agrees that all records which it maintains for the Company are the property of the Company and further agrees to surrender promptly to the Company any such records upon the Company’s request.  The Advisor further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by it in connection with its services hereunder by Rule 31a-1 under the 1940 Act.

7.         Expenses Assumed as Advisor.  Except as otherwise stated in this Agreement, the Advisor shall pay all expenses incurred by it in performing its services and duties hereunder as Advisor (including without limitation all compensation of Sub-Advisors to the Funds pursuant to its agreements with such Sub-Advisors).  The Company shall bear all other expenses incurred in the operation of the Funds, including without limitation taxes, interest, brokerage fees and commissions, if any, fees of trustees who are not officers, directors, partners, employees or holders of 5 percent or more of the outstanding voting securities of the Advisor or any Sub-Advisor or any of their affiliates, Commission fees and state blue sky registration and qualification fees, charges of custodians, transfer and dividend disbursing agents’ fees, certain insurance premiums, outside auditing and legal expenses, costs of maintaining trust existence, costs of preparing and printing prospectuses or any supplements or amendments thereto necessary for the continued effective registration of the Funds’ shares (“Shares”) under federal or state securities laws, costs of printing and distributing any prospectus, supplement or amendment thereto for existing shareholders of the Funds, costs of shareholders’ reports and meetings, and any extraordinary expenses.  It is understood that certain advertising, marketing, shareholder servicing, administration and/or distribution expenses to be incurred in connection with the Shares may be paid by the Company as provided in any plan which may in the sole discretion of the Company be adopted in accordance with Rule 12b-1 under the 1940 Act, and that such expenses shall be paid apart from any fees paid under this Agreement.

8.         Compensation.  For the services provided and the expenses assumed pursuant to this Agreement, the Company shall pay the Advisor a fee, computed daily and payable monthly, at the annual rate as set forth in the attached fee schedule based on the average daily net assets of each Fund determined as set forth in the current prospectus and statement of additional information of the Company with respect to the Fund as amended from time to time.  Such fee as is attributable to each Fund shall be a separate (and not joint or joint and several) obligation of each such Fund.  The Company shall reduce the advisory fee to be paid by each Fund to the Advisor by the amount of any advisory fees paid indirectly by such Fund to other investment companies as a result of the Fund’s investment in such investment companies’ securities.

9.         Affiliated Broker.  The Advisor or an affiliated person of the Advisor may act as broker for the Funds or any portion thereof in connection with the purchase or sale of securities or other investments for the Funds or any portion thereof, subject to:  (a) the requirement that the Advisor seek to obtain best execution as set forth above; (b) the provisions of the Investment Advisers Act of 1940, as amended (the “Advisers Act”); (c) the provisions of the Securities Exchange Act of 1934, as amended; and (d) other applicable provisions of law.  Subject to the requirements of applicable law and any procedures adopted by the Company’s Board of Trustees, the Advisor or its affiliated persons may receive brokerage commissions, fees or other remuneration from the Funds for such services in addition to the Advisor’s fees for services under this Agreement.

10.       Confidentiality.  The Advisor shall treat confidentially and as proprietary information of the Company all records and other information relative to the Company and prior or present shareholders or those persons or entities who respond to the Distributor’s inquiries concerning investment in the Company, as applicable, and shall not use such records and information for any purpose other than performance of its responsibilities and duties hereunder or under any other agreement with the Company except after prior notification to and approval in writing by the Company, which approval shall not be unreasonably withheld and may not be withheld where the Advisor may be exposed to civil or criminal contempt proceedings for failure to comply, when requested to divulge such information by duly constituted authorities, or when so requested by the Company.  Nothing contained herein, however, shall prohibit the Advisor from advertising to or soliciting the public generally with respect to other products or services, including, but not limited to, any advertising or marketing via radio, television, newspapers, magazines or direct mail solicitation, regardless of whether such advertisement or solicitation may coincidentally include prior or present Company shareholders or those persons or entities who have responded to inquiries with respect to the Funds.

11.       Limitations of Liability; Indemnification.

(A)         The Advisor shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Company or by any Fund in connection with the matters to which this Agreement relates, except a loss resulting from a breach of the Advisor’s fiduciary duty with respect to the receipt of compensation for services or a loss resulting from the Advisor’s willful misfeasance, bad faith or negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement.  Any person, even though also an officer, director, employee or agent of the Advisor, who may be or become an officer, director, employee or agent of the Company, shall be deemed when rendering services to the Company or to any Fund, or acting on any business of the Company or of any Fund (other than services or business in connection with the Advisor’s duties as Advisor hereunder or under any other agreement with the Company), to be rendering such services to or acting solely for the Company or Fund and not as an officer, director, employee or agent or one under the control or direction of the Advisor even though paid by the Advisor.

(B)         The Company shall indemnify and hold harmless the Advisor from and against all liabilities, damages, costs and expenses that the Advisor may incur in connection with any action, suit, investigation or proceeding arising out of or otherwise based on any action actually or allegedly taken or omitted to be taken by the Advisor with respect to the performance of its duties or obligations hereunder or otherwise as an investment adviser of the Company and the Funds; provided, however, that the Advisor will not be entitled to indemnification with respect to any liability to the Company or its shareholders by reason of the Advisor’s breach of fiduciary duty with respect to the receipt of compensation for services or the willful misfeasance, bad faith or gross negligence on the part of the Advisor in the performance of its duties, or by reason of the Advisor’s reckless disregard of its obligations and duties under this Agreement.

(C)         The Advisor acknowledges and agrees that the Declaration of Trust of the Company provides that the Trustees of the Company and the officers of the Company executing this Agreement on behalf of the Company shall not be personally bound hereby or liable hereunder, nor shall resort be had to their private property or the private property of the shareholders of the Company for the satisfaction of any claim or obligation under this Agreement.

12.       Duration or Termination.  This Agreement shall become effective as of the date first written above and, unless sooner terminated as provided herein, shall continue until October 31, 2004.  Thereafter, this Agreement will be extended with respect to each Fund for successive one-year periods ending on October 31st of each year provided each such extension is specifically approved at least annually (a) by vote of a majority of those members of the Company’s Board of Trustees who are not interested persons of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval, and (b) by the Company’s Board of Trustees or by vote of a majority of the outstanding voting securities of such Fund.  This Agreement may be terminated by the Company at any time with respect to any Fund, without the payment of any penalty, by vote of a majority of the entire Board of Trustees of the Company or by a vote of a majority of the outstanding voting securities of such Fund on 60 days’ written notice to the Advisor, or by the Advisor at any time, without payment of penalty, on 60 days’ written notice to the Company.  This Agreement will immediately terminate in the event of its assignment.  As used in this Agreement, the terms “majority of the outstanding voting securities,” “interested persons” and “assignment” shall have the same meanings as such terms have in the 1940 Act.

13.       Representations and Warranties.

(A)         The Company represents and warrants to the Advisor that: (i) it is a statutory trust duly organized and existing and in good standing under the laws of the State of Delaware and is duly qualified to conduct its business in the State of Delaware and in such other jurisdictions wherein the nature of its activities or its properties owned or leased makes such qualification necessary; (ii) it is a registered open-end management investment company under the 1940 Act; (iii) a registration statement on Form N-1A under the Securities Act of 1933, as amended, on behalf of the Funds is currently effective and will remain effective, and appropriate state securities law filings have been made and will continue to be made, with respect to all shares of the Funds being offered for sale; (iv) it is empowered under applicable laws and by its Declaration of Trust and By-Laws to enter into and perform this Agreement; and (iv) all requisite trust proceedings have been taken to authorize it to enter into and perform this Agreement.

(B)         The Advisor represents and warrants to the Company that: (i) it is a corporation duly organized and existing and in good standing under the laws of the State of California and is duly qualified to conduct its business in the State of California and in such other jurisdictions wherein the nature of its activities or its properties owned or leased makes such qualification necessary; (ii) it is a registered investment adviser under the Advisers Act; (iii) it is empowered under applicable laws to enter into and perform this Agreement; and (iv) all requisite corporate proceedings have been taken to authorize it to enter into and perform this Agreement.

14.       Arbitration of Disputes.  Any claim or controversy arising out of or relating to this Agreement which is not settled by agreement of the parties shall be settled by arbitration in Santa Monica, California before a panel of three arbitrators in accordance with the commercial arbitration rules of the American Arbitration Association then in effect.  The parties agree that such arbitration shall be the exclusive remedy hereunder, and each party expressly waives any right it may have to seek redress in any other forum.  Any arbitrator acting hereunder shall be empowered to assess no remedy other than payment of fees and out-of-pocket damages.  Each party shall bear its own expenses of arbitration, and the expenses of the arbitrators and of a transcript of any arbitration proceeding shall be divided equally between the parties.  Any decision and award of the arbitrators shall be binding upon the parties, and judgment thereon may be entered in the Superior Court of the State of California or any other court having jurisdiction.  If litigation is commenced to enforce any such award, the prevailing party will be entitled to recover reasonable attorneys’ fees and costs.

15.       Names.  The name “Wilshire Variable Insurance Trust” refers to the trust created and the trustees, as trustees but not individually or personally, acting from time to time under a Declaration of Trust dated November 7, 1996, as amended, which is hereby referred to and a copy of which is on file at the principal office of the Company.  The trustees, officers, employees and agents of the Company shall not personally be bound by or liable under any written obligation, contract, instrument, certificate or other interest or undertaking of the Company made by the trustees or by any officer, employee or agent of the Company, in his or her capacity as such, nor shall resort be had to their private property for the satisfaction of any obligation or claim thereunder.  All persons dealing with any series or class of shares of the Company may enforce claims against the Company only against the assets belonging to such series or class.

16.       Notices.  Notices of any kind to be given to the Company hereunder by the Advisor shall be in writing and shall be duly given if mailed or delivered to the Company at the following:

With a copy to:

Cathy G. O’Kelly, Esq.
Vedder, Price, Kaufman & Kammholz, P.C.
222 North LaSalle Street, 26th Floor
Chicago, Illinois 60601

or at such other address or to such individual as shall be so specified by the Company to the Advisor.  Notices of any kind to be given to the Advisor hereunder by the Company shall be in writing and shall be duly given if mailed or delivered to the Advisor at:

Wilshire Associates Incorporated
1299 Ocean Avenue, Suite 700
Santa Monica, California 90401
Attention:  Alan Manning

or at such other address or to the attention of such other individual as shall be so specified by the Advisor to the Company.

17.       Miscellaneous.  This Agreement sets forth the entire understanding of the parties with respect to the subject matter hereof and may be amended only by written consent of both parties.  The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect.  If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.  Subject to the provisions of Section 11 hereof, this Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and shall be governed by Delaware law (without regard to principles of conflicts of law); provided, however, that nothing herein shall be construed in a manner inconsistent with the 1940 Act or any rule or regulation of the Commission thereunder.

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

WILSHIRE VARIABLE INSURANCE TRUST

		By:	/s/ Helen Webb Thompson
Helen Webb Thompson
Treasurer
Attest:	/s/ Bowen Campbell
Bowen Campbell

WILSHIRE ASSOCIATES INCORPORATED

		By:	/s/ Dennis Tito
Dennis Tito
Chief Executive Officer
Attest:	/s/ Bowen Campbell
Bowen Campbell

FEE SCHEDULE

The Company shall pay Advisor, with respect to each Fund each calendar month during the term of this Agreement, a fee based on the average daily net assets of each Fund, at the following annual rate:

	ON THE FIRST BILLION	ON THE BALANCE
GROWTH FUND	0.55% OF NET ASSETS	0.45% OF NET ASSETS
BALANCED FUND	0.55% OF NET ASSETS	0.45% OF NET ASSETS
INCOME FUND	0.55% OF NET ASSETS	0.45% OF NET ASSETS
SHORT-TERM INVESTMENT FUND	0.275% OF NET ASSETS	0.175% OF NET ASSETS
SMALL CAP GROWTH FUND	1.15% OF NET ASSETS	1.15% OF NET ASSETS
INTERNATIONAL EQUITY FUND	1.00% OF NET ASSETS	0.90% OF NET ASSETS
SOCIALLY RESPONSIBLE FUND	0.85% OF NET ASSETS	0.75% OF NET ASSETS

Advisor’s fee shall be accrued daily at 1/365th of the annual rate set forth above.  For the purpose of accruing compensation, the net assets of each Fund will be determined in the manner and on the dates set forth in the current prospectus of the Fund with respect to each Fund and, on days on which the net assets are not so determined, the net asset value computation to be used will be as determined on the immediately preceding day on which the net assets were determined.  Upon the termination of this Agreement, all compensation due through the date of termination will be calculated on a pro-rata basis through the date of termination and paid within thirty business days of the date of termination.

AMENDMENT TO INVESTMENT ADVISORY AGREEMENT

This Amendment to the Investment Advisory Agreement dated as of December 31, 2011 (the “Effective Date”), amends the Investment Advisory Agreement dated March 1, 1999, as amended September 30, 2007 (the “Agreement”) by and between Wilshire Associates Incorporated (the “Adviser”) and Wilshire Variable Insurance Trust (the “Trust”).

WHEREAS, the Adviser currently furnishes investment advisory services under the Agreement for the Small Cap Growth Fund of the Trust; and

WHEREAS, the Adviser desires to amend the Agreement to add a breakpoint to the Fee Schedule with respect to advisory services provided to the Small Cap Growth Fund;

NOW THEREFORE, the parties agree, and the Agreement is hereby modified, as follows:

1.           Effective upon the Effective Date, the Fee Schedule of the Agreement shall be deleted in its entirety and replaced by the Fee Schedule attached hereto.

2.           Except to the extent amended hereby, the Agreement shall remain in full force and effect.

IN WITNESS HEREOF, the undersigned have executed this Amendment as of the date and year first above written.

WILSHIRE ASSOCIATES INCORPORATED		WILSHIRE VARIABLE INSURANCE TRUST

By:	/s/ Jamie Ohl	By:	/s/ Jamie Ohl

Name:	Jamie Ohl	Name:	Jamie Ohl

Title:	President, Wilshire Funds Management	Title:	President

FEE SCHEDULE

Trust shall pay Adviser, with respect to each Fund each calendar month during the term of this Agreement, a fee based on the average daily net assets of each Fund of the Trust at the following annual rate:

	Rate on First $1 Billion	Rate After $1 Billion
Equity Fund	0.70%	0.60%
Balanced Fund	0.55%	0.45%
Income Fund	0.55%	0.45%
Small Cap Growth Fund	1.15%	1.05%
International Equity Fund	1.00%	0.90%
Socially Responsible Fund	0.85%	0.75%

Adviser’s fee shall be accrued daily at 1/365th of the annual rate set forth above.  For the purpose of accruing compensation, the net assets of each Fund will be determined in the manner and on the dates set forth in the current prospectus of the Trust with respect to each Fund and, and on days on which the net assets are not so determined, the net asset value computation to be used will be as determined on the immediately preceding day on which the net assets were determined.  Upon the termination of this Agreement, all compensation due through the date of termination will be calculated on a pro-rata basis through the date of termination and paid within thirty business days of the date of termination.

APPENDIX D

FORM OF
AMENDMENT TO INVESTMENT ADVISORY AGREEMENT

This Amendment to the Investment Advisory Agreement dated as of _____ (the “Effective Date”), amends the Investment Advisory Agreement dated March 1, 1999, as amended (the “Agreement”) by and between Wilshire Associates Incorporated (the “Adviser”) and Wilshire Variable Insurance Trust (the “Trust”).

WHEREAS, the Adviser currently furnishes investment advisory services under the Agreement for the Balanced Fund of the Trust; and

WHEREAS, the parties desire to amend the Agreement to revise the description of the compensation paid to the Adviser with respect to the Balanced Fund;

NOW THEREFORE, the parties agree, and the Agreement is hereby modified, as follows:

1.           Effective upon the Effective Date, the last sentence of Section 8 of the Agreement is revised for the Balanced Fund as follows:

The Company shall reduce the advisory fee to be paid by the Balanced Fund to the Adviser by the amount of any advisory fees paid indirectly by the Balanced Fund to other affiliated investment companies as a result of the Balanced Fund’s investment in such affiliated investment companies’ securities.

2.           Except to the extent amended hereby, the Agreement shall remain in full force and effect.

IN WITNESS HEREOF, the undersigned have executed this Amendment as of the date and year first above written.

WILSHIRE ASSOCIATES INCORPORATED	WILSHIRE VARIABLE INSURANCE TRUST

By:	By:

Name:	Name:

Title:	Title:

D-1

APPENDIX E

INFORMATION ABOUT THE ADVISER

The following information includes the names, positions and principal occupations of the principal executive officers and directors of the Adviser:

Dennis A. Tito, Chief Executive Officer and Chairman of the Board of Directors
John Hindman, President Wilshire Associates and Vice Chairman of the Board of Directors
Jason Schwarz, President Wilshire Funds Management and Director
Julia Bonafede, President Wilshire Consulting and Director
Kevin Nee, President Private Markets Group and Director
William Bensur, Director
Cecilia I. Loo, Director
Michael Wauters, Chief Financial Officer
Reena Lalji, General Counsel

E-1

APPENDIX F

SUB-ADVISORY AGREEMENT

This Investment Sub-Advisory Agreement (“Agreement”) is made as of the 20th day of May, 2014 (the “Effective Date”) by and between Wilshire Associates Incorporated, a California corporation (“Adviser”), and Guggenheim Partners Investment Management, LLC, a registered investment adviser (“Sub-Adviser”).

Whereas Adviser is the investment adviser of the Wilshire Variable Insurance Trust Funds (the “Fund”), an open-end diversified, management investment company registered under the Investment Company Act of 1940, as amended (“1940 Act”), currently consisting of nine separate series or portfolios (collectively, the “Fund Portfolios”) including the Wilshire Variable Insurance Trust Equity Fund, the Wilshire Variable Insurance Trust Income Fund, the Wilshire Variable Insurance Trust Balanced Fund, the Wilshire Variable Insurance Trust Socially Responsible Fund, the Wilshire Variable Insurance Trust International Equity Fund, the Wilshire Variable Insurance Trust Small Cap Fund, the Wilshire Variable Insurance Trust 2015 ETF Fund, the Wilshire Variable Insurance Trust 2025 ETF Fund and the Wilshire Variable Insurance Trust 2035 ETF Fund;

Whereas Adviser desires to retain Sub-Adviser  to furnish investment advisory services for the Fund Portfolio(s) as described in Exhibit 1 – Fund Portfolio Listing, as may be amended from time to time, and Sub-Adviser wishes to provide such services, upon the terms and conditions set forth herein;

Now Therefore, in consideration of the mutual covenants herein contained, the parties agree as follows:

1.         Appointment.  Adviser hereby appoints Sub-Adviser to provide certain sub-investment advisory services to each Fund Portfolio described in Exhibit 1 for the period and on the terms set forth in this Agreement.  Sub-Adviser hereby accepts such appointment and agrees to furnish the services set forth for the compensation herein provided.

2.         Sub-Adviser Services.  Subject always to the supervision of the Fund’s Board of Trustees and Adviser, Sub-Adviser will furnish an investment program in respect of, and make investment decisions for, such portion of the assets of each Fund Portfolio as Adviser shall from time to time designate (each a “Portfolio Segment”) and place all orders for the purchase and sale of securities on behalf of each Portfolio Segment.  In the performance of its duties, Sub-Adviser will satisfy its fiduciary duties to the Fund and each Fund Portfolio and will monitor a Portfolio Segment’s investments, and will comply with the provisions of the Fund’s Declaration of Trust and By-laws, as amended from time to time, and the stated investment objectives, policies and restrictions of each Fund Portfolio as set forth in the prospectus and Statement of Additional Information for each Fund Portfolio, as amended from time to time, as well as any other objectives, policies or limitations as may be provided by Adviser to Sub-Adviser in writing from time to time.

Sub-Adviser will provide reports at least quarterly to the Board of Trustees and to Adviser in a form mutually agreed upon between Adviser and Sub-Adviser. Sub-Adviser will make its officers and employees available to Adviser and the Board of Trustees from time to time at reasonable times to review investment policies of each Fund Portfolio with respect to each Portfolio Segment and to consult with Adviser regarding the investment affairs of each Portfolio Segment.

Sub-Adviser agrees that it:

(a)         will use the same skill and care in providing such services as it uses in providing services to fiduciary accounts for which it has investment responsibilities;

(b)         will conform with all applicable provisions of the 1940 Act and rules and regulations of the Securities and Exchange Commission in all material respects and in addition will conduct its activities under this Agreement in accordance with any applicable laws and regulations of any governmental authority pertaining to its investment advisory activities, including all portfolio diversification requirements necessary for each Portfolio Segment to comply with subchapter M of the Internal Revenue Code as if each were a regulated investment company thereunder;

(c)         to the extent authorized by Adviser in writing, and to the extent permitted by law, will execute purchases and sales of portfolio securities and other investments for each Portfolio Segment through brokers or dealers designated by management of the Fund to Adviser for the purpose of providing direct benefits to the Fund, provided that Sub-Adviser determines that such brokers or dealers will provide best execution in view of all appropriate factors, and is hereby authorized as the agent of the Fund to give instructions to the Fund’s custodian as to deliveries of securities or other investments and payments of cash of each Portfolio Segment to such brokers or dealers for the account of the relevant Fund Portfolio.  Adviser and the Fund understand that the brokerage commissions or transaction costs in such transactions may be higher than those which the Sub-Adviser could obtain from another broker or dealer, in order to obtain such benefits for the Fund.  Adviser and the Fund further understand that executing transactions through brokers or dealers designated by Adviser has the potential to hinder Sub-Adviser’s ability to obtain best execution and the Fund may lose any benefit from savings on execution costs that Sub-Adviser may be able to negotiate from other brokers or dealers;

(d)         is authorized to and will select all other brokers or dealers that will execute the purchases and sales of portfolio securities for each Portfolio Segment and is hereby authorized as the agent of the Fund to give instructions to the Fund’s custodian as to deliveries of securities or other investments and payments of cash of each Portfolio Segment for the account of each Fund Portfolio.  In making such selection, Sub-Adviser is directed to use its best efforts to obtain best execution, which includes most favorable net results and execution of a Portfolio Segment’s orders, taking into account all appropriate factors, including price, dealer spread or commission, size and difficulty of the transaction and research or other services provided.  With respect to transactions under sub-paragraph (c) or this sub-paragraph (d), it is understood that Sub-Adviser will not be deemed to have acted unlawfully, or to have breached a fiduciary duty to the Fund or in respect of any Fund Portfolio, or be in breach of any obligation owing to the Fund or in respect of any Fund Portfolio under this Agreement, or otherwise, solely by reason of its having caused a Fund Portfolio to pay a member of a securities exchange, a broker or a dealer a commission for effecting a securities transaction of a Fund Portfolio in excess of the amount of commission another member of an exchange, broker or dealer would have charged if Sub-Adviser determined in good faith that the commission paid was reasonable in relation to the brokerage and research services provided by such member, broker, or dealer, viewed in terms of that particular transaction or Sub-Adviser’s overall responsibilities with respect to its accounts, including the Fund, as to which it exercises investment discretion.  The Adviser may, from time to time, engage other sub-advisers to advise portions of a Fund Portfolio other than the Portfolio Segment.  The Sub-Adviser agrees that it will not consult with any other sub-adviser engaged by the Adviser with respect to transactions in securities or other assets concerning a Fund Portfolio, except to the extent permitted by certain exemptive rules under the 1940 Act that permit certain transactions with a sub-adviser or its affiliates.

(e)         is authorized to consider for investment by each Portfolio Segment securities that may also be appropriate for other funds and/or clients served by Sub-Adviser.  To assure fair treatment of each Portfolio Segment and all other clients of Sub-Adviser in situations in which two or more clients’ accounts participate simultaneously in a buy or sell program involving the same security, such transactions will be allocated among each Portfolio Segment and other clients in a manner deemed equitable by Sub-Adviser.  Sub-Adviser is authorized to aggregate purchase and sale orders for securities held (or to be held) in each Portfolio Segment with similar orders being made on the same day for other client accounts or portfolios managed by Sub-Adviser.  When an order is so aggregated, the actual prices applicable to the aggregated transaction will be averaged and each Portfolio Segment and each other account or portfolio participating in the aggregated transaction will be treated as having purchased or sold its portion of the securities at such average price, and all transaction costs incurred in effecting the aggregated transaction will be shared on a pro-rata basis among the accounts or portfolios (including each Portfolio Segment) participating in the transaction. Adviser and the Fund understand that Sub-Adviser may not be able to aggregate transactions through brokers or dealers designated by Adviser with transactions through brokers or dealers selected by Sub-Adviser, in which event the prices paid or received by each Portfolio Segment will not be so averaged and may be higher or lower than those paid or received by other accounts or portfolios of Sub-Adviser;

(f)         will report regularly to Adviser and to the Board of Trustees and will make appropriate persons available for the purpose of reviewing with representatives of Adviser and the Board of Trustees on a regular basis at reasonable times the management of each Portfolio Segment, including without limitation, review of the general investment strategies of each Portfolio Segment, the performance of each Portfolio Segment in relation to standard industry indices, interest rate considerations and general conditions affecting the marketplace, and will provide various other reports from time to time as reasonably requested by Adviser;

(g)         will prepare such books and records with respect to each Portfolio Segment’s securities transactions as reasonably requested by Adviser and will furnish Adviser and the Fund’s Board of Trustees such periodic and special reports as the Board or Adviser may reasonably request;

(h)         will vote all proxies with respect to securities in each Portfolio Segment;

(i)         upon notification from the Fund’s custodian, shall have the authority, at its discretion, to file (or instruct the custodian to file) proof of claim forms in connection with any litigation or other proceeding based upon the Sub-Adviser’s records regarding any security held in the Portfolio Segment unless otherwise limited herein.  In determining whether to file proof of claim forms, Sub-Adviser will use reasonable discretion; and

(j)         will act upon reasonable instructions from Adviser which, in the reasonable determination of Sub-Adviser, are not inconsistent with Sub-Adviser’s fiduciary duties under this Agreement.

3.         Expenses.  During the term of this Agreement, Sub-Adviser will provide the office space, furnishings, equipment and personnel required to perform its activities under this Agreement, and will pay all customary management expenses incurred by it in connection with its activities under this Agreement, which shall not include the cost of securities (including brokerage commissions, if any) purchased for each Portfolio Segment.

4.         Compensation.  For the services provided and the expenses assumed under this Agreement, Adviser will pay Sub-Adviser, and Sub-Adviser agrees to accept as full compensation therefor, a sub-advisory fee computed and paid as set forth in Exhibit 2 - Fee Schedule.

5.         Other Services.  Sub-Adviser will for all purposes herein be deemed to be an independent contractor and will, unless otherwise expressly provided or authorized, have no authority to act for or represent Adviser, the Fund or a Fund Portfolio or otherwise be deemed an agent of Adviser, the Fund or a Fund Portfolio.  Adviser understands and has advised the Fund’s Board of Trustees that Sub-Adviser may act as an investment adviser or sub-investment adviser to other investment companies and other advisory clients.  Sub-Adviser understands that during the term of this Agreement, Adviser may retain one or more other sub-advisers with respect to any portion of the assets of a Fund Portfolio other than each Portfolio Segment.

6.         Affiliated Broker.  Sub-Adviser or an affiliated person of Sub-Adviser may act as broker for each Fund Portfolio in connection with the purchase or sale of securities or other investments for each Portfolio Segment, subject to: (a) the requirement that Sub-Adviser seek to obtain best execution as set forth above; (b) the provisions of the Investment Advisers Act of 1940, as amended (the “Advisers Act”); (c) the provisions of the Securities Exchange Act of 1934, as amended; and (d) other applicable provisions of law.  Subject to the requirements of applicable law and any procedures adopted by the Fund’s Board of Trustees, Sub-Adviser or its affiliated persons may receive brokerage commissions, fees or other remuneration from the Fund Portfolio or the Fund for such services in addition to Sub-Adviser’s fees for services under this Agreement.

7.         Representations of Sub-Adviser.  Sub-Adviser is registered with the Securities and Exchange Commission under the Advisers Act.  Sub-Adviser shall remain so registered throughout the term of this Agreement and shall notify Adviser immediately if Sub-Adviser ceases to be so registered as an investment adviser.  Sub-Adviser: (a) is duly organized and validly existing under the laws of the state of its organization with the power to own and possess its assets and carry on its business as it is now being conducted, (b) has the authority to enter into and perform the services contemplated by this Agreement, (c) is not prohibited by the 1940 Act or the Advisers Act from performing the services contemplated by this Agreement, (d) has met, and will continue to seek to meet for the duration of this Agreement, any other applicable federal or state requirements, and the applicable requirements of any regulatory or industry self-regulatory agency, necessary to be met in order to perform its services under this Agreement, (e) will promptly notify Adviser of the occurrence of any event that would disqualify it from serving as an investment adviser to an investment company pursuant to Section 9(a) of the 1940 Act, and (f) will notify Adviser of any change in control under the 40 Act of the Sub-Adviser within a reasonable time after such change.

8.         Books and Records.  Sub-Adviser will maintain, in the form and for the period required by Rule 31a-2 under the 1940 Act, all records relating to each Portfolio Segment’s investments that are required to be maintained by the Fund pursuant to the requirements of paragraphs (b)(5), (b)(6), (b)(7), (b)(9), (b)(10) and (f) of Rule 31a-1 under the 1940 Act.  Sub-Adviser agrees that all books and records which it maintains for each Fund Portfolio or the Fund are the property of the Fund and further agrees to surrender promptly to the Adviser or the Fund any such books, records or information upon the Adviser’s or the Fund’s request (provided, however, that Sub-Adviser may retain copies of such records).  All such books and records shall be made available, within five business days of a written request, to the Fund’s accountants or auditors during regular business hours at Sub-Adviser’s offices.  Adviser and the Fund or either of their authorized representatives shall have the right, upon reasonable notice to the Sub-Adviser, to copy any records in the possession of Sub-Adviser which pertain to each Fund Portfolio or the Fund.  Such books, records, information or reports shall be made available to properly authorized government representatives consistent with state and federal law and/or regulations.  In the event of the termination of this Agreement, all such books, records or other information shall be returned to Adviser or the Fund (provided, however, that Sub-Adviser may retain copies of such records).

The parties agree that they will not disclose or use any records or confidential information obtained pursuant to this Agreement in any manner whatsoever except as authorized in this Agreement or in writing by the other party, or if such disclosure is required by federal or state regulatory authorities.  Sub-Adviser may disclose the investment performance of each Portfolio Segment, provided that such disclosure does not reveal the identity of Adviser, each Fund Portfolio or the Fund or the composition of each Portfolio Segment.  Sub-Adviser may, disclose that Adviser, the Fund and each Fund Portfolio are its clients; provided, however, that Sub-Adviser will not advertise or market its relationship with Adviser or the Fund or issue press releases regarding such relationships without the express written prior consent of Adviser.  Notwithstanding the foregoing, Sub-Adviser may disclose (i) the investment performance of each Portfolio Segment to Fund officers and trustees and other service providers of the Fund, and (ii) any investment performance that is public information to any person.

9.         Code of Ethics.  Sub-Adviser has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act and will provide Adviser and the Fund with a copy of such code.  Within 35 days of the end of each calendar quarter during which this Agreement remains in effect, after notice from the Adviser, the chief compliance officer of Sub-Adviser shall reasonably endeavor to certify to Adviser or the Fund that Sub-Adviser has complied with the requirements of Rule 17j-1 during the previous quarter and that there have been no violations of Sub-Adviser’s code of ethics or, if any violation has occurred that is material to the Fund, the nature of such violation and of the action taken in response to such violation.

10.         Limitation of Liability.  Neither Sub-Adviser nor any of its partners, officers, stockholders, agents or employees shall have any liability to Adviser, the Fund or any shareholder of the Fund for any error of judgment, mistake of law, or loss arising out of any investment, or for any other act or omission in the performance by Sub-Adviser of its duties hereunder, except for liability resulting from willful misfeasance, bad faith, or negligence on Sub-Adviser’s part in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement, except to the extent otherwise provided in Section 36(b) of the 1940 Act concerning loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services.

Sub-Adviser agrees to indemnify and defend Adviser, its officers, directors, employees and any person who controls Adviser for any loss or expense (including reasonable attorneys’ fees) arising out of or in connection with any claim, demand, action, suit or proceeding relating to any actual or alleged material misstatement or omission in the Fund’s registration statement, any proxy statement, or any communication to current or prospective investors in each Fund Portfolio, made by Sub-Adviser and provided to Adviser or the Fund by Sub-Adviser in writing, provided, however, that the Adviser and its affiliates shall repay any such indemnification with respect to any loss or expense which was determined by a court of competent jurisdiction to be caused by the negligence, willful malfeasance or fraud of the Adviser.

Adviser agrees to indemnify and defend Sub-Adviser, its officers, directors, employees and any person who controls Sub-Adviser for any loss or expense (including reasonable attorneys’ fees) arising out of or in connection with any claim, demand, action, suit or proceeding relating to any actual or alleged material misstatement or omission in the Fund’s registration statement, any proxy statement, or any communication to current or prospective investors in each Fund Portfolio in writing, provided, however, that the Sub-Adviser and its affiliates shall repay any such indemnification with respect to any loss or expense which was determined by a court of competent jurisdiction to be caused by the negligence, willful malfeasance or fraud of the Sub-Adviser.

11.         Term and Termination.  This Agreement shall become effective with respect to each Portfolio Segment on the Effective Date, and shall remain in full force until August 31, 2015, unless sooner terminated as hereinafter provided.  This Agreement shall continue in force from year to year thereafter with respect to each Fund Portfolio, but only as long as such continuance is specifically approved for each Fund Portfolio at least annually in the manner required by the 1940 Act and the rules and regulations thereunder; provided, however, that if the continuation of this Agreement is not approved for a Fund Portfolio, Sub-Adviser may continue to serve in such capacity for such Fund Portfolio in the manner and to the extent permitted by the 1940 Act and the rules and regulations thereunder.

This Agreement shall terminate as follows:

(a)         This Agreement shall automatically terminate in the event of its assignment (as defined in the 1940 Act) and may be terminated with respect to any Fund Portfolio at any time without the payment of any penalty by Adviser or by Sub-Adviser on sixty days written notice to the other party.  This Agreement may also be terminated by the Fund with respect to any Fund Portfolio by action of the Board of Trustees or by a vote of a majority of the outstanding voting securities of such Fund Portfolio (as defined in the 1940 Act) on sixty days written notice to Sub-Adviser by the Fund.

(b)         This Agreement may be terminated with respect to any Fund Portfolios at any time without payment of any penalty by Adviser, the Board of Trustees or a vote of majority of the outstanding voting securities of such Fund Portfolio in the event that Sub-Adviser or any officer or director of Sub-Adviser has taken any action which results in a material breach of Sub-Adviser’s duty of care under this Agreement.

(c)         This Agreement shall automatically terminate with respect to a Fund Portfolio in the event the Investment Management Agreement between Adviser and the Fund with respect to that Fund Portfolio is terminated, assigned or not renewed.

Termination of this Agreement shall not affect the right of Sub-Adviser to receive payments of any unpaid balance of the compensation described in Section 4 earned prior to such termination.

12.         Notice.  Any notice under this Agreement by a party shall be in writing, addressed and delivered, mailed postage prepaid, or sent by facsimile transmission with confirmation of receipt, to the other party at such address as such other party may designate for the receipt of such notice.

13.         Consent to Electronic Delivery.  Sub-Adviser reserves the right to provide, and the Adviser consents to receive, announcements when Form ADV Part II and material updates thereto and other disclosures (“Disclosures”) become available.  In the case of an announcement, the e-mail the Adviser will receive from Sub-Adviser will contain the website address where the Adviser may access these materials.  These materials may be viewed or printed.  The Sub-Adviser reserves the right to post communications on its website without providing notice to the Adviser, when permitted by law.

The Adviser agrees that all Disclosures provided to the Adviser via e-mail notification will be deemed to have been good and effective delivery when sent or posted by the Sub-Adviser, regardless of whether the Adviser actually or timely receives or accesses the e-mail notification.

The Sub-Adviser will send all e-mails to the e-mail address the Adviser provides to the Sub-Adviser.  If an e-mail notification is undeliverable, the Sub-Adviser will provide delivery to the Adviser’s postal mail address of record.

This consent will continue until the Adviser notifies the Sub-Adviser in writing this consent is revoked.

The Adviser acknowledges that it must have an e-mail account, access to an Internet browser and Adobe Acrobat Reader® (Acrobat® software is available for download free of charge at http://get.adobe.com/reader/).  If the Adviser wishes to print documents, the Adviser must also have access to a printer.  Please note that although there is no charge for this service, the Adviser may incur costs associated with electronic access to the documents, such as usage charges from Internet access providers and telephone companies.

14.         Limitations on Liability.  All parties are expressly put on notice of the Fund’s Declaration of Trust and all amendments thereto, and the limitation of shareholder and trustee liability contained therein.  The obligations of the Fund entered into in the name or on behalf thereof by any of its trustees, representatives or agents are made not individually but only in such capacities and are not binding upon any of the trustees, officers, or shareholders of the Fund individually but are binding upon only the assets and property of the Fund, and persons dealing with the Fund must look solely to the assets of the Fund and those assets belonging to each Fund Portfolio for the enforcement of any claims.

15.         Adviser Responsibility.  Adviser will provide Sub-Adviser with copies of the Fund’s Declaration of Trust, By-laws, prospectus, and Statement of Additional Information and any amendment thereto, and any objectives, policies or limitations not appearing therein as they may be relevant to Sub-Adviser’s performance under this Agreement; provided, however, that no changes or modifications to the foregoing shall be binding on Sub-Adviser until it is notified and provided with a copy thereof.

16.         Arbitration of Disputes.  Any claim or controversy arising out of or relating to this Agreement which is not settled by agreement of the parties shall be settled by arbitration in Santa Monica, California before a panel of three arbitrators in accordance with the commercial arbitration rules of the American Arbitration Association then in effect.  The parties agree that such arbitration shall be the exclusive remedy hereunder, and each party expressly waives any right it may have to seek redress in any other forum.  Any arbitrator acting hereunder shall be empowered to assess no remedy other than payment of fees and out-of-pocket damages.  Each party shall bear its own expenses of arbitration, and the expenses of the arbitrators and of a transcript of any arbitration proceeding shall be divided equally between the parties.  Any decision and award of the arbitrators shall be binding upon the parties, and judgment thereon may be entered in the Superior Court of the State of California or any other court having jurisdiction.  If litigation is commenced to enforce any such award, the prevailing party will be entitled to recover reasonable attorneys’ fees and costs.

17.         Miscellaneous.  This Agreement sets forth the entire understanding of the parties with respect to the subject matter hereof and may be amended only by written consent of both parties.  The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect.  If any provision of this Agreement is held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement will not be affected thereby.  This Agreement will be binding upon and shall inure to the benefit of the parties and their respective successors.

18.         Applicable Law.  This Agreement shall be construed in accordance with applicable federal law and (except as to Section 14 above which will be construed in accordance with Delaware law) the laws of the state of California.

Adviser and Sub-Adviser have caused this Agreement to be executed as of the date and year first above written.

WILSHIRE ASSOCIATES INCORPORATED		GUGGENHEIM PARTNERS INVESTMENT MANAGEMENT, LLC

By:	/s/ Jason Schwarz	By:	/s/ William R. Hagnes

Name:	Jason Schwarz	Name:	William R. Hagnes

Title:	President, Wilshire Funds Management	Title:	Attorney-In-Fact

EXHIBIT 1
FUND PORTFOLIO LISTING

EXHIBIT 2
FEE SCHEDULE

Adviser shall pay Sub-Adviser, promptly after receipt by Adviser of its advisory fee from the Fund with respect to each Fund Portfolio each calendar month during the term of this Agreement, a fee based on the average daily net assets of each Portfolio Segment, at the following annual rates:

Wilshire Variable Insurance Trust Balanced Fund: 0.20% on net assets

Sub-Adviser’s fee, as calculated by the Adviser, shall be accrued daily at 1/365th of the annual rate set forth above.  For the purpose of accruing compensation, the net assets of each Portfolio Segment will be determined in the manner and on the dates set forth in the current prospectus of the Fund with respect to each Fund Portfolio and, on days on which the net assets are not so determined, the net asset value computation to be used will be as determined on the immediately preceding day on which the net assets were determined.  Upon the termination of this Agreement, all compensation due through the date of termination will be calculated on a pro-rata basis through the date of termination and paid within thirty business days of the date of termination.

APPENDIX G

WILSHIRE MUTUAL FUNDS, INC.
WILSHIRE VARIABLE INSURANCE TRUST
AUDIT COMMITTEE CHARTER

I.	PURPOSE

This Charter governs the operations of the Audit Committee.  The Audit Committee is a committee of the Board of the Fund.  Its primary function is to assist the Board in fulfilling certain of its oversight responsibilities to Fund shareholders.  It is also intended to serve as the Fund’s “qualified legal compliance committee” (“QLCC”).

The Audit Committee serves as an independent and objective party to monitor the Fund’s accounting policies, financial reporting, internal control systems, as well as the work of the Fund’s registered independent public accounting firm (the “independent auditors”).  The Audit Committee also serves to maintain free and open communication among the independent auditors, Fund management, and the Board.

·	Fund management has the primary responsibility to establish and maintain systems for accounting, reporting, and internal controls.

·	The independent auditors have the primary responsibility to plan and implement a proper audit, with consideration given to internal controls, accounting and reporting practices.

The Audit Committee may have additional functions and responsibilities as deemed appropriate by the Board and the Audit Committee.

Although the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Fund’s financial statements are complete and accurate and have been prepared in accordance with generally accepted accounting principles.

II.	COMPOSITION

The Audit Committee shall be comprised of three or more board members as determined by the Board, each of whom shall be an independent board member, and free from any relationship that, in the opinion of the Board, would interfere with the exercise of his or her independent judgment as a member of the Audit Committee.  For purposes of the Audit Committee, a board member is independent if he or she is not an “interested person” of the Fund as that term is defined in the Investment Company Act of 1940 and he or she does not accept any consulting, advisory, or other compensatory fee from the Fund (except in the capacity as a Board or committee member).

The Audit Committee will review the qualifications of its members and determine whether any of its members qualify as an “audit committee financial expert” as defined in Form N-CSR.  The Audit Committee will submit such determination to the Board for its final determination.

Audit Committee members may enhance their familiarity with finance and accounting by participating in educational programs from time to time, at the expense of the Fund.

The members of the Audit Committee shall be elected by the Board annually and serve until their successors shall be duly elected and qualified.  Unless a Chair is elected by the Board, the members of the Audit Committee may designate a Chair by majority vote.

III.	MEETINGS

The Audit Committee shall meet twice annually, or more frequently as circumstances dictate.  Special meetings (including telephone meetings) may be called by the Chair or a majority of the members of the Audit Committee upon reasonable notice to the other members of the Audit Committee.  As part of its job to foster open communication, the Audit Committee shall meet at least annually with senior Fund management responsible for accounting and financial reporting and for the internal control function, and with the independent auditors in separate executive sessions to discuss any matters that the Audit Committee, or any of such other persons, believes should be discussed privately.

The Audit Committee shall maintain minutes of committee meetings; report its significant activities to the Board, and make such recommendations to the Board as the Audit Committee may deem necessary or appropriate.

IV.	RESPONSIBILITIES AND DUTIES

To fulfill its responsibilities and duties as the Audit Committee, the Audit Committee shall:

A.	Charter

1.	Review this Charter at least annually, and recommend changes, if any, to the Board.

B.	Internal Controls

1.         Review annually with Fund management and the independent auditors:

(a)	the organizational structure, reporting relationship, adequacy of resources and qualifications of the senior Fund management personnel responsible for accounting and financial reporting;

(b)
their separate evaluation of the adequacy of the Fund’s system of internal controls, including the timely reporting of any significant deficiencies or material weaknesses in the design or operation of the Fund’s “internal control over financial reporting”;

(c)	their assessment of the Fund’s accounting service agent, custodian and transfer agent and their assessment of the SAS 70 report for each entity; and

(d)	any significant findings related to the Fund’s systems for accounting, reporting and internal controls, in the form of written observations and recommendations, and Fund management’s written response.

2.         Review annually with Fund management and the independent auditors, policies for valuation of Fund portfolio securities and the frequency and magnitude of pricing errors.

3.         Inquire of Fund management and the independent auditors about significant risks or exposures and assess the steps taken by Fund management to minimize such risks to the Fund.

4.         Review annually with Fund management their oversight process of the Fund’s accounting service agent, custodian and transfer agent.

C.	Independent Auditors

1.         Approve, and recommend to the Board, the selection, retention or termination of the independent auditors, considering independence, performance, effectiveness and any other factors the Audit Committee considers relevant, and approve the fees and other compensation to be paid to the independent auditors.  The Audit Committee shall be directly responsible for the appointment, compensation and oversight of the independent auditors and the independent auditors shall report directly to the Audit Committee.

2.         Pre-approve any engagement of the independent auditors to provide any non-prohibited services to the Fund, including the fees and other compensation to be paid to the independent auditors.1

·
The Chairman of the Audit Committee may grant the pre-approval referenced above for non-prohibited services for engagements of less than $5,000.  All such delegated pre-approvals shall be presented to the Audit Committee no later than the next Audit Committee meeting.

3.         Pre-approve any engagement of the independent auditors, including the fees and other compensation to be paid to the independent auditors, to provide any non-audit services to the Adviser (or any entity controlling, controlled by, or under common control with the Adviser (“control affiliate”) providing ongoing services to the Fund), if the engagement relates directly to the operations and financial reporting of the Fund.2

·
The Chairman of the Audit Committee may grant the pre-approval referenced above for non-prohibited services for engagements of less than $5,000.  All such delegated pre-approvals shall be presented to the Audit Committee no later than the next Audit Committee meeting.

1
Pre-approval of non-audit services for the Fund is not required, if:  (a) the aggregate amount of all non-audit services provided to the Fund is less than 5% of the total fees paid by the Fund to the independent auditors during the fiscal year in which the non-audit services are provided; (b) the services were not recognized by Fund management at the time of the engagement as non-audit services; and (c) such services are promptly brought to the attention of the Audit Committee by Fund management and the Audit Committee approves them (which may be by delegation) prior to the completion of the audit.

2
Pre-approval of non-audit services for the Adviser (or any control affiliate of the Adviser providing ongoing services to the Fund) is not required, if:  (a) the aggregate amount of all non-audit services provided is less than 5% of the total fees paid by the Fund, the Adviser and any control affiliate of the Adviser providing ongoing services to the Fund to the independent auditors during the fiscal year in which the non-audit services are provided; (b) the services were not recognized by Fund management at the time of the engagement as non-audit services; and (c) such services are promptly brought to the attention of the Audit Committee by Fund management and the Audit Committee approves them (which may be by delegation) prior to the completion of the audit.

4.         On an annual basis, request, receive in writing and review the independent auditors’ specific representations as to their independence, including identification of all significant relationships the independent auditors have with the Fund, the Adviser (and any “control affiliate” of the Adviser) and any material service provider to the Fund (including, but not limited to, disclosures regarding the independent auditors’ independence required by Public Company Accounting Oversight Board (“PCAOB”) Rule 3526 and compliance with the applicable independence provisions of Rule 2-01 of Regulation S-X), and recommend that the Board take appropriate action, if any, in response to the independent auditors’ report to satisfy itself of the independent auditors’ independence.

5.         On an annual basis, meet with the independent auditors and Fund management to review the arrangements for and scope of the proposed audit for the current year and the audit procedures to be utilized.

6.         Review the management letter, if any, prepared by the independent auditors and Fund management’s response.

D.	Financial Reporting Processes

1.         Review with Fund management and the independent auditors the Fund’s audited financial statements.

2.         Review with Fund management and the independent auditors the matters that auditing professional standards require to be communicated to the Audit Committee, including, but not limited to, the matters required to be discussed by PCAOB Standards, including:

·	the independent auditors’ judgments about the quality, and not just the acceptability, of the Fund’s accounting principles as applied in its financial reporting;

·	the process used by Fund management in formulating estimates and the independent auditors’ conclusions regarding the reasonableness of those estimates;

·	all significant adjustments arising from the audit, whether or not recorded by the Fund;

·
when the independent auditors are aware that Fund management has consulted with other accountants about significant accounting and auditing matters, the independent auditors’ views about the subject of the consultation;

·	any disagreement with Fund management regarding accounting or reporting matters;

·	serious difficulties encountered in dealing with Fund management that relate to the performance of the audit;

·	significant deficiencies in the design or operation of internal controls;

·	the independent auditors’ responsibility for other information in documents containing audited financial statements, and procedures performed, and the results;

·
the initial selection of and changes in significant accounting policies or their application, including methods used to account for significant unusual transactions and the effect of significant accounting policies in controversial or emerging areas for which there is a lack of authoritative guidance or consensus; and

·	the potential effect on the financial statements of any significant risks and exposures.

Confirm receipt from the independent auditors of all communications required by current professional standards.

3.         The independent auditors shall report annually, and if the communication is not within 90 days prior to the filing of the Fund’s annual financial statements with the SEC, provide an update, in the 90 day period prior to filing, of any changes to the previously reported information, to the Audit Committee:

(a)	all critical accounting policies and practices to be used;

(b)
all alternative treatments of financial information within GAAP for policies and practices related to material items that have been discussed with Fund management, the ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditors;

(c)	other material written communications between the independent auditors and Fund management including, but not limited to, any management letter or schedule of unadjusted differences; and

(d)	all non-audit services provided to an entity in the “investment company complex” as defined in paragraph (f)(14) of Rule 2-01 of Regulation S-X that were not pre-approved by the Audit Committee.

4.         Review with the independent auditors any fraud or illegal acts involving Fund management and fraud that causes a material misstatement of the financial statements, coming to the independent auditors’ attention during the course of the audit.

5.         Review annually with Fund management and the independent auditors, the Fund’s “disclosure controls and procedures” as defined in Rule 30a-3(c) under the Investment Company Act of 1940.

6.         Review annually with Fund management and the independent auditors the Fund’s “internal control over financial reporting” as defined in Rule 30a-3(d) under the Investment Company Act of 1940.

7.         Review with Fund management a report by Fund management covering any Form N-CSR filed, and each filing of a certification under the Sarbanes-Oxley Act of 2002, along with the results of Fund management’s most recent evaluation of the Fund’s “disclosure controls and procedures” and “internal control over financial reporting.”

8.         Ask Fund management, the Fund’s accounting service agent and the independent auditors to review significant changes to elected tax accounting policies (including matters affecting qualification under Subchapter M of the Internal Revenue Code) and their effect on amounts distributed and reported to shareholders for Federal tax purposes and review any material accounting, tax, valuation or recordkeeping issues that may affect the Fund, its financial statements or the amount of its dividends or distributions (including matters affecting qualification under Subchapter M of the Internal Revenue Code).

E.	Process Improvements

Review with the independent auditors and Fund management significant changes or improvements in accounting and auditing processes that have been implemented.

V.	Qualified Legal Compliance Committee

The Audit Committee shall serve as the Fund’s QLCC within the meaning of the rules of the Securities and Exchange Commission codified in Part 205 in Title 17 of the Code of Federal Regulations.  To fulfill its responsibilities and duties as the QLCC, the Audit Committee shall:

A.	Receipt, Retention and Consideration of Reports

1.         Adopt written procedures for the confidential receipt, retention and consideration of any reports of evidence of a material violation of any federal or state securities laws, a material breach of a fiduciary duty arising under any federal or state laws or a similar material violation of any federal or state law by the Fund or any of its officers, board members, employees or agents (a “Report of Material Violation”).

2.         Consider, on a confidential basis, the appropriate treatment of a Report of Material Violation.

B.	Investigation of Reports of Material Violation

1.         Upon receipt of a Report of Material Violation, the Audit Committee shall:

(a)	Inform the Fund’s President of the report, unless the Audit Committee determines such notification would be futile;

(b)	Determine whether an investigation is necessary.

2.         If after considering the Report of a Material Violation, the Audit Committee determines an investigation is necessary or appropriate, it shall:

(a)	Notify the full Board of the Fund;

(b)	Initiate an investigation, which may be conducted by the Audit Committee, by counsel, by the Fund’s Chief Compliance Officer or by another party authorized by the Audit Committee; and

(c)	Retain such additional experts or personnel as the Audit Committee deems necessary.

C.	Making Recommendations for Adoption of Appropriate Response

At the conclusion of any such investigation, the Audit Committee shall:

1.         Recommend that the Fund implement an appropriate response to evidence of a material violation, which may include:

(a)	A finding that no material violation has occurred, is ongoing or is about to occur;

(b)
The adoption of appropriate remedial measures, including appropriate steps or sanctions to stop any material violations that are ongoing, to prevent any material violation that has yet to occur and to remedy or otherwise appropriately address any material violation that has already occurred and to minimize the likelihood of its recurrence; or

(c)
A report, after the retention or direction of counsel to review the reported evidence of a material violation that either (i) the Fund has substantially implemented any remedial recommendations made by such counsel after a reasonable investigation and evaluation of the reported evidence or (ii) the Fund may, consistent with a conclusion not in conflict with such counsel’s professional obligations, assert a colorable defense on behalf of the Fund, its officers, directors, employees or agents, in an investigation or judicial or administrative proceeding relating to the reported evidence of a material violation.

2.         Inform the President and the Board of the Fund of the results of any such investigation and the appropriate remedial measures to be adopted.

D.	Authority to Notify the SEC

The Audit Committee shall take all other action that it deems appropriate, including notifying the Securities and Exchange Commission, in the event that the Fund fails in any material respect to implement an appropriate response that the Audit Committee, as the QLCC, has recommended the Fund take.

E.	Reporting to the Board of the Fund

The Audit Committee shall report periodically to the Board.  This report will include a review of the Reports of Material Violation received, the investigation conducted, conclusions reached and responses recommended by the Audit Committee acting as the QLCC and other matters that the Audit Committee acting as the QLCC deems appropriate or, as requested by the Board of the Fund.

F.	Procedures

The Audit Committee acting as the QLCC may act only by majority vote.

VI.	OTHER POWERS

A.
To carry out its responsibilities, the Audit Committee shall have direct access to Fund personnel responsible for the Fund’s accounting and financial reporting and for the Fund’s internal control systems.

B.
The Audit Committee may investigate any other matter brought to its attention within the scope of its duties, with full access to all books and records of the Fund and the power to retain special legal, accounting or other experts for this purpose at the expense of the Fund, if, in its judgment, that is appropriate.

C.
The Audit Committee may perform any other activities consistent with this Charter, the Fund’s Articles of Incorporation or Declaration of Trust, By-Laws, and governing law, as the Audit Committee or the Board deems necessary or appropriate.

Adopted by Wilshire Mutual Funds, Inc.:  December 15, 2005, as amended on November 30, 2007, February 22, 2008 and February 26, 2010 and November 20, 2013

Adopted by Wilshire Variable Insurance Trust:  October 23, 2002, as amended on August 7, 2003, October 4, 2004, February 25, 2005, February 24, 2006, November 30, 2007, February 22, 2008 and February 26, 2010 and November 20, 2013

APPENDIX H

WILSHIRE VARIABLE INSURANCE TRUST
WILSHIRE MUTUAL FUNDS, INC.

NOMINATING COMMITTEE CHARTER

I.	PURPOSE

The Nominating Committee is a committee of the Board of the Fund.  Its primary function is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines and Procedures.

II.	COMPOSITION

The Nominating Committee shall be comprised of two or more board members as determined by the Board, each of whom shall be an independent board member and free from any relationship that, in the opinion of the Board, would interfere with the exercise of his or her independent judgment as a member of the Nominating Committee.  For purposes of the Nominating Committee, a board member is independent if he or she is not an “interested person” of the Fund as that term is defined in the Investment Company Act of 1940.

The members of the Nominating Committee shall be elected by the Board annually and serve until their successors shall be duly elected and qualified.  Unless a Chair is elected by the Board, the members of the Nominating Committee may designate a Chair by majority vote.

III.	MEETINGS

The Nominating Committee shall meet annually, or more frequently as circumstances dictate.  Special meetings (including telephone meetings) may be called by the Chair or a majority of the members of the Nominating Committee upon reasonable notice to the other members of the Nominating Committee.

IV.	RESPONSIBILITIES AND DUTIES

To fulfill its responsibilities and duties the Nominating Committee shall:

A.	Board Nominations and Functions

1.         Identify and recommend individuals to serve as board members of the Fund.  The principal criterion for selection of candidates is their ability to carry out the responsibilities of the Board.  In addition, the following factors are taken into consideration:

(a)	The Board collectively should represent a broad cross section of backgrounds, functional disciplines and experience.

(b)	Candidates should exhibit stature commensurate with the responsibility of representing shareholders.

(c)	Candidates should commit to strive for high attendance levels at regular and special meetings, and participate in committee activities as needed.

H-1

(d)	Candidates should represent the best choices available based upon thorough identification, investigation and recruitment of candidates.

2.         Evaluate candidates for nomination to serve as board members.  Candidates may be recommended by shareholders, by other board members or by the Fund’s investment adviser.  If the Board is seeking a candidate to fill a specific need, the Committee shall seek to determine whether the candidate possess the skills and background to fulfill such need.  Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to the Fund’s Secretary for the attention of the Chair of the Nominating Committee.

3.         Review the Board Governance Guidelines and Procedures, as appropriate, and recommend changes, if any, to the Board.

4.         Periodically review the composition of the Board to determine whether it may be appropriate to add individuals with different backgrounds or skill sets from those already on the Board.

5.         Periodically review Independent Board Member compensation and recommend any appropriate changes to the Board.

B.	Committee Nominations and Functions

1.         Identify and recommend individuals for membership on all committees and review committee assignments at least annually.

2.         Review as necessary the responsibilities of any committees of the Board, whether there is a continuing need for each committee, whether there is a need for additional committees of the Board, and whether committees should be combined or reorganized.

C.	Other Powers and Responsibilities

1.         Review board members and officers and errors and omissions insurance coverage for adequacy.

2.         Investigate any other matter brought to its attention within the scope of its duties, with the power to retain outside counsel or other experts for this purpose at the expense of the Fund, if, in its judgment, that is appropriate.

3.         Perform any other activities consistent with this Charter, the Fund’s Articles of Incorporation or Declaration of Trust, By-Laws and governing law, as the Nominating Committee or the Board deems necessary or appropriate.

4.         Report its significant activities to the Board.

Adopted by Wilshire Variable Insurance Trust:  July 29, 2004, as amended February 24, 2006, June 1, 2007 and December 4, 2009

Adopted by Wilshire Mutual Funds, Inc.:  February 24, 2006, as amended June 1, 2007 and December 4, 2009

H-2

Proxy Tabulator P.O. Box 9112 Farmingdale, NY 11735
To vote by Internet
1) Read the Prospectus/Proxy Statement and have the proxy card below at hand.
2) Go to website www.proxyvote.com.
3) Follow the instructions provided on the website.
To vote by Telephone
1) Read the Prospectus/Proxy Statement and have the proxy card below at hand.
2) Call 1-800-690-6903.
3) Follow the instructions.
To vote by Mail
1) Read the Prospectus/Proxy Statement
2) Check the appropriate boxes on the proxy card below.
3) Sign and date the proxy card.
4) Return the proxy card in the envelope provided.

WILSHIRE VARIABLE INSURANCE TRUST
1299 OCEAN AVENUE, SUITE 700
SANTA MONICA, CA 90401

Form of Proxy for Special Meeting of Shareholders
September 17, 2014

This Proxy is Solicited by the Board of Trustees of
Wilshire Variable Insurance Trust

Balanced Fund
Equity Fund
Income Fund
International Equity Fund
Small Cap Fund
Socially Responsible Fund
2015 ETF Fund
2025 ETF Fund
2035 ETF Fund (collectively, the “Funds”)

The undersigned shareholder(s) of the Wilshire Variable Insurance Trust (the “Trust”), hereby appoint Jason Schwarz and Helen Webb Thompson (each with full power of substitution), proxies of the undersigned to attend the Special Meeting of Shareholders (the “Special Meeting”) of the Trust to be held on September 17, 2014, 9:00 a.m., Pacific Standard Time, at the offices of Wilshire Associates Incorporated, 1299 Ocean Avenue, Suite 700, Santa Monica, CA 90401, and any adjournment(s) thereof, to vote all of the shares of the Trust that the undersigned would be entitled to vote if personally present at the Special Meeting and on any other matters brought before the Special Meeting, all as set forth in the Notice of Special Meeting of Shareholders.  Said proxies are directed to vote or refrain from voting pursuant to the Prospectus/Proxy Statement as checked below.  The undersigned hereby acknowledges receipt of the Notice of Special Meeting of Shareholders and of the accompanying Prospectus/Proxy Statement and revokes any proxy heretofore given with respect to the Special Meeting.

All properly executed proxies will be voted as directed herein by the signing shareholder(s).  If no direction is given when the duly executed voting instructions are returned, such shares will be voted FOR the Proposal.  Please date, sign and return promptly.

We need your vote before September 17, 2014.  Your vote is important. Regardless of whether you are able to attend the Meeting in person, we urge you to authorize your proxies. If you are unable to attend the Special Meeting in person, we urge you to authorize the proxies to cast your votes, which is commonly known as proxy voting. You can do this using any of the methods found on this proxy ballot.  Your prompt voting by proxy will help assure a quorum at the Special Meeting.  Voting by proxy will not prevent you from personally casting your votes at the Special Meeting. You may revoke your proxy before it is exercised at the Special Meeting by submitting to the Secretary of the Trust a written notice of revocation or a subsequently signed proxy card, or by attending the Special Meeting and voting in person.

Please remember to sign and date the reverse side before mailing your proxy card.

Important Notice Regarding the Availability of Proxy Materials for
the Special Meeting to Be Held on September 17, 2014.
The Notice of Special Meeting of Shareholders and Prospectus/Proxy Statement are available at: www.proxyvote.com

If You Vote on the Internet or by Telephone,
You Need Not Return This Proxy Card

Please detach at perforation before mailing.

To Vote, Mark Blocks Below in Blue or Black Ink or Number 2 pencil as Follows: [X]

Please do not use fine point pens.

The Board of Trustees of the Trust recommends you vote FOR the following proposals:

For all Funds:

4.  To elect six Board members to the Board of Trustees of the Trust.

01) John C. Hindman	04) Edward Gubman
02) Margaret M. Cannella	05) Susanne K. Luhn
03) Roger A. Formisano	06) George J. Zock

FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT
[ ]	[ ]	[ ]

To withhold authority to vote for any individual nominee(s), mark the box “FOR ALL EXCEPT” and write the nominee(s) name(s) on the line provided below.

For Equity Fund, Income Fund, International Equity Fund, Small Cap Fund and Socially Responsible Fund only (each, an “Acquired Fund”), each Acquired Fund voting separately to consider Proposal 1 as it relates to such Fund:

1.
To approve an Agreement and Plan of Reorganization and the transactions it contemplates, including the transfer of all of the assets of an Acquired Fund to the Balanced Fund in exchange for shares of the Balanced Fund and the assumption by the Balanced Fund of all liabilities of the Acquired Fund, and the distribution of such shares to the shareholders of the Acquired Fund in complete liquidation and termination of the Acquired Fund.

[ ] FOR	[ ] AGAINST	[ ] ABSTAIN

For Balanced Fund only:

2.	To approve an amendment to the Investment Advisory Agreement with Wilshire Associates Incorporated.

[ ] FOR	[ ] AGAINST	[ ] ABSTAIN

3.	To approve the following changes to Balanced Fund’s fundamental investment policies:

[ ] FOR	[ ] AGAINST	[ ] ABSTAIN

a)	Change to the Senior Securities and Borrowing Policy to provide for more flexibility as permitted by the Investment Company Act of 1940, as amended (the “1940 Act”).

[ ] FOR	[ ] AGAINST	[ ] ABSTAIN

b)	Elimination of Oil, Gas and Mineral Exploration or Development Policy.

[ ] FOR	[ ] AGAINST	[ ] ABSTAIN

c)	Elimination of Margin and Short Sales Policy.

[ ] FOR	[ ] AGAINST	[ ] ABSTAIN

d)	Elimination of Officer and Trustee Investments Policy.

[ ] FOR	[ ] AGAINST	[ ] ABSTAIN

e)	Change to Concentration Policy to provide for more flexibility as permitted by the 1940 Act.

[ ] FOR	[ ] AGAINST	[ ] ABSTAIN

f)	Elimination of Unseasoned Issuers Policy.

[ ] FOR	[ ] AGAINST	[ ] ABSTAIN

g)	Elimination of Pledging Policy.

[ ] FOR	[ ] AGAINST	[ ] ABSTAIN

h)	Change to Real Estate and Commodities Policy to provide for more flexibility as permitted by the 1940 Act.

[ ] FOR	[ ] AGAINST	[ ] ABSTAIN

i)	Elimination of Investing for Control Policy.

[ ] FOR	[ ] AGAINST	[ ] ABSTAIN

j)	Change to Lending Policy to provide for more flexibility as permitted by the 1940 Act.

[ ] FOR	[ ] AGAINST	[ ] ABSTAIN

k)	Change to Underwriting; Illiquid and Restricted Securities Policy to eliminate restrictions relating to illiquid and restricted securities.

[ ] FOR	[ ] AGAINST	[ ] ABSTAIN

l)	Change to Diversification Policy to provide for more flexibility as permitted by the 1940 Act.

[ ] FOR	[ ] AGAINST	[ ] ABSTAIN

m)	Elimination of Investment Company Policy.

[ ] FOR	[ ] AGAINST	[ ] ABSTAIN

The votes entitled to be cast by the undersigned will be cast as instructed above.  If this proxy is executed but no instruction is given for the proposals, the votes entitled to be cast by the undersigned will be cast “FOR” the proposals.  The votes entitled to be cast by the undersigned will be cast in the discretion of the proxy holder on any matter that may properly come before the Special Meeting or any adjournment(s) thereof.

This proxy is solicited by the Board of Trustees of the Trust, which unanimously recommends that you vote FOR the proposals.

IT IS IMPORTANT THAT PROXIES BE VOTED PROMPTLY.  EVERY SHAREHOLDER’S VOTE IS IMPORTANT.

NOTE: Please sign exactly as your name appears on the records of Wilshire Variable Insurance Trust and date this proxy card.  If joint owners, each holder should sign this proxy.  When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate.  Corporate and partnership proxies should be signed by an authorized person indicating the person’s title.

Signature [Please Sign Within Box]	Signature [Joint Owners]

Date	Date

Proxy Tabulator P.O. Box 9112 Farmingdale, NY 11735
To vote by Internet
1) Read the Prospectus/Proxy Statement and have the proxy card below at hand.
2) Go to website www.proxyvote.com.
3) Follow the instructions provided on the website.
To vote by Telephone
1) Read the Prospectus/Proxy Statement and have the proxy card below at hand.
2) Call 1-800-690-6903.
3) Follow the instructions.
To vote by Mail
1) Read the Prospectus/Proxy Statement
2) Check the appropriate boxes on the proxy card below.
3) Sign and date the proxy card.
4) Return the proxy card in the envelope provided.

FORM OF VOTING INSTRUCTION

WILSHIRE VARIABLE INSURANCE TRUST
1299 OCEAN AVENUE, SUITE 700
SANTA MONICA, CA 90401

Voting Instructions for Special Meeting of Shareholders
September 17, 2014

This Voting Instruction Card is Solicited by the Board of Trustees of
Wilshire Variable Insurance Trust

Balanced Fund
Equity Fund
Income Fund
International Equity Fund
Small Cap Fund
Socially Responsible Fund
2015 ETF Fund
2025 ETF Fund
2035 ETF Fund (collectively, the “Funds”)

The undersigned hereby appoints the Company mentioned on the reverse side of this Voting Instruction Card and hereby authorizes them to represent and to vote, as designated on reverse, at the Special Meeting of Shareholders to be held on September 17, 2014, 9:00 a.m., Pacific Standard Time, at the offices of Wilshire Associates Incorporated, 1299 Ocean Avenue, Suite 700, Santa Monica, CA 90401, and any adjournment(s) thereof, all shares of the Fund attributable to his or her contract or interest therein as directed on the reverse side of this Card. IF THIS VOTING INSTRUCTION CARD IS SIGNED AND RETURNED WITH NO CHOICES INDICATED, THE SHARES WILL BE VOTED "FOR" EACH PROPOSAL AND EACH NOMINEE.

If you fail to return this Voting Instruction Card, depending on the separate account, the Company will either not vote all shares attributable to the account value, or will vote all shares attributable to the account value in proportion to all voting instructions for the Fund actually received from contract holders in the separate account.

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES ARE OWNED. IF YOU ARE NOT VOTING BY PHONE OR INTERNET, PLEASE SIGN AND DATE THIS VOTING INSTRUCTION CARD ON THE REVERSE SIDE AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

Important Notice Regarding the Availability of Proxy Materials for
the Special Meeting to Be Held on September 17, 2014.

The Notice of Special Meeting of Shareholders and Prospectus/Proxy Statement are available at: www.proxyvote.com

If You Vote on the Internet or by Telephone,
You Need Not Return This Voting Instruction Card

Please detach at perforation before mailing.

To Vote, Mark Blocks Below in Blue or Black Ink or Number 2 pencil as Follows: [X]
Please do not use fine point pens.

The Board of Trustees of the Trust recommends you vote FOR the following proposals:

For all Funds:

4.  To elect six Board members to the Board of Trustees of the Trust.

01) John C. Hindman	04) Edward Gubman
02) Margaret M. Cannella	05) Susanne K. Luhn
03) Roger A. Formisano	06) George J. Zock

FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT
[ ]	[ ]	[ ]

For Equity Fund, Income Fund, International Equity Fund, Small Cap Fund and Socially Responsible Fund only (each, an “Acquired Fund”), each Acquired Fund voting separately to consider Proposal 1 as it relates to such Fund:

1.
To approve an Agreement and Plan of Reorganization and the transactions it contemplates, including the transfer of all of the assets of an Acquired Fund to the Balanced Fund in exchange for shares of the Balanced Fund and the assumption by the Balanced Fund of all liabilities of the Acquired Fund, and the distribution of such shares to the shareholders of the Acquired Fund in complete liquidation and termination of the Acquired Fund.

[ ] FOR	[ ] AGAINST	[ ] ABSTAIN

For Balanced Fund only:

2.	To approve an amendment to the Investment Advisory Agreement with Wilshire Associates Incorporated.

[ ] FOR	[ ] AGAINST	[ ] ABSTAIN

3.	To approve the following changes to Balanced Fund’s fundamental investment policies:

[ ] FOR	[ ] AGAINST	[ ] ABSTAIN

a)	Change to the Senior Securities and Borrowing Policy to provide for more flexibility as permitted by the Investment Company Act of 1940, as amended (the “1940 Act”).

[ ] FOR	[ ] AGAINST	[ ] ABSTAIN

b)	Elimination of Oil, Gas and Mineral Exploration or Development Policy.

[ ] FOR	[ ] AGAINST	[ ] ABSTAIN

c)	Elimination of Margin and Short Sales Policy.

[ ] FOR	[ ] AGAINST	[ ] ABSTAIN

d)	Elimination of Officer and Trustee Investments Policy.

[ ] FOR	[ ] AGAINST	[ ] ABSTAIN

e)	Change to Concentration Policy to provide for more flexibility as permitted by the 1940 Act.

[ ] FOR	[ ] AGAINST	[ ] ABSTAIN

f)	Elimination of Unseasoned Issuers Policy.

[ ] FOR	[ ] AGAINST	[ ] ABSTAIN

g)	Elimination of Pledging Policy.

[ ] FOR	[ ] AGAINST	[ ] ABSTAIN

h)	Change to Real Estate and Commodities Policy to provide for more flexibility as permitted by the 1940 Act.

[ ] FOR	[ ] AGAINST	[ ] ABSTAIN

i)	Elimination of Investing for Control Policy.

[ ] FOR	[ ] AGAINST	[ ] ABSTAIN

j)	Change to Lending Policy to provide for more flexibility as permitted by the 1940 Act.

[ ] FOR	[ ] AGAINST	[ ] ABSTAIN

k)	Change to Underwriting; Illiquid and Restricted Securities Policy to eliminate restrictions relating to illiquid and restricted securities.

[ ] FOR	[ ] AGAINST	[ ] ABSTAIN

l)	Change to Diversification Policy to provide for more flexibility as permitted by the 1940 Act.

[ ] FOR	[ ] AGAINST	[ ] ABSTAIN

m)	Elimination of Investment Company Policy.

[ ] FOR	[ ] AGAINST	[ ] ABSTAIN

The votes entitled to be cast by the undersigned will be cast as instructed above.  If this voting instruction card is executed but no instruction is given for the proposals, the votes entitled to be cast by the undersigned will be cast “FOR” the proposals.  The votes entitled to be cast by the undersigned will be cast in the discretion of the Company on any matter that may properly come before the Special Meeting or any adjournment(s) thereof.

This voting instruction card is solicited by the Board of Trustees of the Trust, which unanimously recommends that you vote FOR the proposals.

NOTE: Please sign exactly as your name appears on the records of Wilshire Variable Insurance Trust and date this.  If joint owners, each holder should sign this voting instruction card.  When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate.

Signature [Please Sign Within Box]	Signature [Joint Owners]

Date	Date

IMPORTANT NOTICE TO SHAREHOLDERS

Wilshire Variable Insurance Trust (the “Trust”)
Balanced Fund
(the “Fund”)

Supplement dated July 22, 2014 to the Fund’s Prospectus dated May 1, 2014

THIS SUPPLEMENT REPLACES AND SUPERSEDES ANY CONTRARY INFORMATION CONTAINED IN THE FUND’S PROSPECTUS.

The following replaces the Average Annual Total Returns table on pg. 14:

Average Annual Total Returns
(periods ended December 31, 2013)
	1 year	5 years	10 years
Balanced Fund	18.31%	11.52%	5.08%
MSCI ACWI Index (net, reflects no deduction for fees, expenses or certain taxes) 1	22.80%	14.92%	7.17%
Barclays Global Aggregate Index (Hedged) (reflects no deduction for fees, expenses or taxes) 1	(0.14%)	4.11%	4.43%
New Stock/Bond Composite (reflects no deduction for fees, expenses or taxes)1*	14.77%	11.14%	6.21%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	32.39%	17.94%	7.40%
Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	(2.02%)	4.44%	4.55%
MSCI EAFE Index (reflects no deductions for fees, expenses or taxes)	22.78%	12.44%	6.91%
Old Stock/Bond Composite (reflects no deduction for fees, expenses or taxes)**	18.02%	12.63%	6.65%

1
The MSCI ACWI Index, Barclays Global Aggregate Index (Hedged) and New Stock/Bond Composite (consisting of 65% MSCI ACWI Index and 35% Barclays Global Aggregate Index (Hedged)) are replacing the S&P 500 Index, Barclays U.S. Aggregate Bond Index, MSCI EAFE Index and Old Stock/Bond Composite (consisting of 50% S&P 500 Index, 35% Barclays U.S. Aggregate Bond Index and 15% MSCI EAFE Index). Wilshire believes the new indices are more appropriate indices given the Balanced Fund’s investment strategy.

*	The New Stock/Bond Composite shown above consists of 65% MSCI ACWI Index and 35% Barclays Global Aggregate Index (Hedged).
**	The Old Stock/Bond Composite shown above consists of 50% S&P 500 Index, 35% Barclays U.S. Aggregate Bond Index and 15% MSCI EAFE Index.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE FUND’S
PROSPECTUS FOR FUTURE REFERENCE.

WIL-SK-028-0100

IMPORTANT NOTICE TO SHAREHOLDERS

Wilshire Variable Insurance Trust (the “Trust”)
Balanced Fund
(the “Fund”)

Supplement dated July 22, 2014 to the Fund’s Prospectus dated May 1, 2014

THIS SUPPLEMENT REPLACES AND SUPERSEDES ANY CONTRARY INFORMATION CONTAINED IN THE FUND’S PROSPECTUS.

The following replaces the Average Annual Total Returns table on pg. 14:

Average Annual Total Returns
(periods ended December 31, 2013)
	1 year	5 years	10 years
Balanced Fund	18.31%	11.52%	5.08%
MSCI ACWI Index (net, reflects no deduction for fees, expenses or certain taxes) 1	22.80%	14.92%	7.17%
Barclays Global Aggregate Index (Hedged) (reflects no deduction for fees, expenses or taxes) 1	(0.14%)	4.11%	4.43%
New Stock/Bond Composite (reflects no deduction for fees, expenses or taxes) 1*	14.77%	11.14%	6.21%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	32.39%	17.94%	7.40%
Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	(2.02%)	4.44%	4.55%
MSCI EAFE Index (reflects no deductions for fees, expenses or taxes)	22.78%	12.44%	6.91%
Old Stock/Bond Composite (reflects no deduction for fees, expenses or taxes)**	18.02%	12.63%	6.65%

1
The MSCI ACWI Index, Barclays Global Aggregate Index (Hedged) and New Stock/Bond Composite (consisting of 65% MSCI ACWI Index and 35% Barclays Global Aggregate Index (Hedged)) are replacing the S&P 500 Index, Barclays U.S. Aggregate Bond Index, MSCI EAFE Index and Old Stock/Bond Composite (consisting of 50% S&P 500 Index, 35% Barclays U.S. Aggregate Bond Index and 15% MSCI EAFE Index). Wilshire believes the new indices are more appropriate indices given the Balanced Fund’s investment strategy.

*	The New Stock/Bond Composite shown above consists of 65% MSCI ACWI Index and 35% Barclays Global Aggregate Index (Hedged).
**	The Old Stock/Bond Composite shown above consists of 50% S&P 500 Index, 35% Barclays U.S. Aggregate Bond Index and 15% MSCI EAFE Index.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE FUND’S
PROSPECTUS FOR FUTURE REFERENCE.

WIL-SK-028-0100

Supplement dated July 7, 2014 to the Fund’s Prospectus dated May 1, 2014

THIS SUPPLEMENT REPLACES AND SUPERSEDES ANY CONTRARY INFORMATION CONTAINED IN THE FUND’S PROSPECTUS.

Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (“SEC”), Wilshire Associates Incorporated (“Wilshire” or the “Adviser”), may enter into new subadvisory agreements without shareholder approval, upon the approval of the Board of Trustees.

On May 16, 2014, the Board of Trustees approved a subadvisory agreement between Wilshire and Guggenheim Partners Investment Management, LLC (“Guggenheim”), pursuant to which Guggenheim will serve as a subadviser to the Balanced Fund effective on or about July 8, 2014. Accordingly, the Fund’s Prospectus is supplemented as follows:

The following replaces the sub-section titled “Annual Fund Operating Expenses” under the section “Fees and Expenses of the Fund” on pg. 8:

Annual Fund Operating Expenses* (expenses that you pay each year as a percentage of the value of your investment):
Management Fees**	0.17%
Distribution and Service (12b-1) Fees	0.25%
Other Expenses	0.18%
Acquired Fund Fees and Expenses***	0.80%
Total Annual Fund Operating Expenses	1.40%

*
Annual Fund Operating Expenses are restated due to a change in the Fund’s allocation of underlying fund investments and the appointment of a subadviser to manage the direct fixed income investments of the Fund effective July 8, 2014.

**
The Fund’s shareholders indirectly bear, pro rata, the expenses of the Large Company Growth Portfolio, the Large Company Value Portfolio, the Small Company Growth Portfolio, the Small Company Value Portfolio and the Wilshire International Equity Fund. These indirect expenses are based on actual expense ratios for the Large Company Growth Portfolio, the Large Company Value Portfolio, the Small Company Growth Portfolio, the Small Company Value Portfolio and the Wilshire International Equity Fund. The Large Company Growth Portfolio, the Large Company Value Portfolio, the Small Company Growth Portfolio, the Small Company Value Portfolio and the Wilshire International Equity Fund fees and expenses are not reflected in the Fund’s expense ratio as shown in the Financial Highlights table of the Prospectus. In addition, the Management Fee shown is restated based upon the change in the Fund's allocation of underlying fund investments and the appointment of a subadviser to manage the direct fixed income securities investments of the Fund effective July 8, 2014. Future reallocation of the Fund’s investments in underlying funds could change the Management Fee.

1

***
Acquired Fund Fees and Expenses are estimated based upon the Fund’s current allocations to underlying fund investments. Future reallocation of such investments could change Acquired Fund Fees and Expenses.

Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The example does not reflect expenses that apply to separate accounts or related annuity contracts, and if such expenses were reflected, fees would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$143	$443	$766	$1,680

The following replaces the second paragraph under the heading “Principal Investment Strategies” on pg. 9:

Underlying Funds include mutual funds advised by Wilshire Associates, Inc., the Fund's investment adviser (the “Adviser”), and currently include the Large Company Growth Portfolio, the Large Company Value Portfolio, the Small Company Growth Portfolio, the Small Company Value Portfolio and the Wilshire International Equity Fund. Under normal circumstances, the Fund’s target asset mix is 65% equity securities and 35% fixed income securities, with a range of 50% to 75% in equity securities and a range of 25% to 50% in fixed income securities.

The following replaces the fourth through eighth paragraphs under the heading “Principal Investment Strategies” on pg. 9:

The Fund employs Guggenheim Partners Investment Management, LLC (“Guggenheim”) with respect to the portion of the Fund investing directly in fixed income securities. With respect to the Fund’s direct investments in fixed income securities, Guggenheim will seek to achieve the Fund’s investment objective by primarily investing in a wide range of U.S. fixed income and other U.S. debt securities selected from a variety of sectors and credit qualities, that may include, but are not limited to, the following types of securities that Guggenheim believes offer attractive yield and/or capital appreciation potential: treasury, government, and agency securities (including those not backed by the full faith and credit of the U.S. government); asset-backed securities (including structured finance investments); collateralized mortgage obligations (both commercial and residential); mortgage-backed securities (both commercial and residential); collateralized debt obligations (including collateralized loan obligations and collateralized bond obligations); corporate securities; private placements; unregistered and restricted securities (consisting of securities eligible for resale pursuant to Rule 144A); mezzanine and preferred securities; convertible debt (which may result in equity received in a conversion or a workout); commercial paper; inflation-indexed bonds; structured notes; bank certificates of deposit; fixed time deposits; bank notes, bank loans (including, but not limited to, syndicated loans, secured and unsecured loans, bridge loans, debtor-in-possession (“DIP”) loans, revolving credit facilities and other floating rate corporate loans) and loan participations and assignments; bankers’ acceptances; municipal securities; credit linked notes; and asset-backed commercial paper.  While the fund’s direct investments in fixed income securities are expected to be primarily U.S. fixed income securities, Guggenheim may also invest in non-U.S. fixed income securities, including but not limited to the types listed above, if Guggenheim believes such investments are consistent with the Fund’s investment objectives.  The Fund may also seek to obtain exposure to the securities in which it invests through a variety of investment vehicles, principally closed-end funds, exchange-traded funds (“ETFs”) and other mutual funds.

2

Guggenheim will use a relative value-based investment philosophy, which utilizes quantitative and qualitative analysis to seek to identify securities or spreads between securities that deviate from their perceived fair value and/or historical norms.  Guggenheim’s investment philosophy is predicated upon the belief that thorough research and independent thought are rewarded with performance that has the potential to outperform benchmark indexes with the potential for lower correlation of returns as compared to such benchmark indexes.

As an alternative to holding investments directly, the Fund may also obtain investment exposure through the limited use of certain types of derivatives transactions intended to replicate or modify the economic attributes associated with an investment in securities in which the Fund may invest directly, or manage risk.  The fund’s ability to make investments and manage certain risks using derivatives is, however, limited by the Investment Company Act of 1940, as amended.  Derivatives may include, forward contracts and futures on single securities and narrow based securities indices, and options on a security, or group or index of securities, and certain currency transactions.  The Fund may be exposed to certain additional risks should Guggenheim use derivatives as a means to synthetically implement the Fund’s investment strategies.

The Fund may use leverage to the extent permitted by applicable law by entering into reverse repurchase agreements for investment purposes.  The Fund may also seek to obtain exposure to the securities in which it invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as forward commitments, buy backs and or dollar rolls and “To Be Announced” or “TBA” transactions).  In a TBA transaction, a seller agrees to deliver a mortgage-backed security to the Fund at a future date, but the seller does not specify the particular security to be delivered.  Instead, the Fund agrees to accept or sell any security that meets specified terms.

Up to 40% of the direct investment fixed income portfolio may be comprised of below investment grade securities. The Fund may hold fixed income securities of any quality, rated or unrated, including, those that are rated below investment grade (also known as “high yield securities” or “junk bonds”) and defaulted securities.  If a security is not rated by any rating agency, Guggenheim may use its discretion to determine whether that unrated security should be deemed investment grade or below investment grade for the purpose of the below investment grade limitation.  If nationally or internationally recognized statistical rating organizations assign different ratings to the same security, the Fund will use the highest rating for purposes of determining the security’s credit quality.  The Fund may hold securities of any duration or maturity, but generally the fixed income portfolio managed by Guggenheim will have an effective duration within 50% (whether higher or lower) of that of the Barclays U.S. Aggregate Bond Index.

Guggenheim may determine to sell a security for several reasons including, but not limited to, the following: (1) to adjust the fixed income portfolio’s average maturity, or to shift assets into or out of higher-yielding securities; (2) if a security’s credit rating has been changed or for other credit reasons; (3) to meet redemption requests; (4) to take gains; or (5) due to relative value.

3

The following replaces the first paragraph under the heading “Principal Risks” on pg. 11:

You may lose money by investing in the Fund. By investing in the Fund, an investor also assumes the same types of risks, either directly, or indirectly, as investing in the Large Company Growth Portfolio, the Large Company Value Portfolio, the Small Company Growth Portfolio, the Small Company Value Portfolio and the Wilshire International Equity Fund. Investing in the Fund involves the following principal risks:

The following supplements the information under the heading “Principal Risks” on pg. 11:

Asset-Backed and Mortgage-Backed Securities Risk. Investors in asset-backed securities, including mortgage-backed securities and structured finance investments, generally receive payments that are part interest and part return of principal. These payments may vary based on the rate at which the underlying borrowers pay off their loans or other future expected receivables of assets or cash flows. Some asset-backed securities, including mortgage-backed securities, may have structures that make their reaction to interest rates and other factors difficult to predict, making them subject to liquidity risk and their prices very volatile.

Corporate Bond Risk. The market value of a corporate bond may be affected by factors directly related to the issuer, such as investors’ perceptions of the creditworthiness of the issuer, the issuer’s financial performance, perceptions of the issuer in the market place, performance of management of the issuer, the issuer’s capital structure and use of financial leverage and demand for the issuer’s goods and services. There is a risk that the issuers of corporate bonds may not be able to meet their obligations on interest or principal payments at the time called for by an instrument. Corporate bonds of below investment grade quality are often high risk and have speculative characteristics and may be particularly susceptible to adverse issuer-specific developments.

Collateralized Debt Obligation (“CDO”) Risk. A CDO is an asset-backed security whose underlying collateral is typically a portfolio of bonds, bank loans, other structured finance securities and/or synthetic instruments. Where the underlying collateral is a portfolio of bonds, a CDO is referred to as a collateralized bond obligation (“CBO”). Where the underlying collateral is a portfolio of bank loans, a CDO is referred to as a collateralized loan obligation (“CLO”). Investors in CDOs bear the credit risk of the underlying collateral. Multiple tranches of securities are issued by the CDO, offering investors various maturity and credit risk characteristics. Tranches are categorized as senior, mezzanine, and subordinated/equity, according to their degree of risk. If there are defaults or the CDO’s collateral otherwise underperforms, scheduled payments to senior tranches take precedence over those of mezzanine tranches, and scheduled payments to mezzanine tranches take precedence over those to subordinated/equity tranches. CDOs are subject to the same risk of prepayment described with respect to certain mortgage-related and asset-backed securities. The value of CDOs may be affected by changes in the market’s perception of the creditworthiness of the servicing agent for the pool or the originator.

Collateralized Mortgage Obligation (“CMO”) Risk. CMOs are debt obligations collateralized by mortgage loans or mortgage pass-through securities. The average life of a CMO is determined using mathematical models that incorporate prepayment assumptions and other factors that involve estimates of future economic and market conditions. Actual future results may vary from these estimates, particularly during periods of extreme market volatility. Further, under certain market conditions, such as those that occurred during the recent downturn in the mortgage markets, the weighted average life of certain CMOs may not accurately reflect the price volatility of such securities. For example, in periods of supply and demand imbalances in the market for such securities and/or in periods of sharp interest rate movements, the prices of CMOs may fluctuate to a greater extent than would be expected from interest rate movements alone. CMOs issued by private entities are not obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and are not guaranteed by any government agency, although the securities underlying a CMO may be subject to a guarantee. Therefore, if the collateral securing the CMO, as well as any third party credit support or guarantees, is insufficient to make payments when due, the holder could sustain a loss.  Inverse floating rate CMOs are typically more volatile than fixed or floating rate tranches of CMOs. Many inverse floating rate CMOs have coupons that move inversely to a multiple of an index. The effect of the coupon varying inversely to a multiple of an applicable index creates a leverage factor. Inverse floaters based on multiples of a stated index are designed to be highly sensitive to changes in interest rates and can subject the holders thereof to extreme reductions of yield and loss of principal. The markets for inverse floating rate CMOs with highly leveraged characteristics at times may be very thin. The Fund’s ability to dispose of its positions in such securities will depend on the degree of liquidity in the markets for such securities. It is impossible to predict the amount of trading interest that may exist in such securities, and therefore the future degree of liquidity.

4

Commercial Paper Risk. Commercial paper is an unsecured promissory note that generally has a maturity date between one and 270 days and is issued by a U.S. or foreign entity. Such investments are usually discounted from their value at maturity. Commercial paper can be fixed-rate or variable rate. Commercial paper can be affected by changes in interest rate and the creditworthiness of the issuer.

Convertible Securities Risk. Convertible securities may be subordinate to other securities. The total return for a convertible security depends, in part, upon the performance of the underlying security into which it can be converted. The value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality.

Counterparty Credit Risk. The Fund may invest in financial instruments and OTC-traded derivatives involving counterparties for the purpose of gaining exposure to a particular group of securities, index or asset class without actually purchasing those securities or investments, or to hedge a position.  The Fund will use short-term counterparty agreements to exchange the returns (or differentials in rates of return) earned or realized in particular predetermined investments or instruments.  Through these investments, the Fund is exposed to credit risks that the counterparty may be unwilling or unable to make timely payments to meet its contractual obligations or may fail to return holdings that are subject to the agreement with the counter party.  If the counterparty becomes bankrupt or defaults on its payment obligations to the Fund, the Fund may not receive the full amount that it is entitled to receive.  If this occurs, the value of your shares in the Fund will decrease. The Fund bears the risk that counterparties may be adversely affected by legislative or regulatory changes, adverse market conditions, increased competition, and/or wide scale credit losses resulting from financial difficulties or borrowers affecting counterparties.

Credit-Linked Note Risk. Credit-linked notes are a type of structured note. Through the purchase of a credit-linked note, the buyer assumes the risk of the reference asset and funds this exposure through the purchase of the note. Credit-linked notes are subject to the credit risk of the corporate credits referenced by the note. The Fund bears the risk that the issuer of the credit-linked note will default or become bankrupt. The Fund bears the risk of loss of its principal investment, and the periodic interest payments expected to be received for the duration of its investment in the credit-linked note.

Extension Risk. Mortgage-related and other asset-backed securities are subject to Extension Risk, which is the risk that the issuer of such a security pays back the principal of such an obligation later than expected. This may occur when interest rates rise. This may negatively affect Fund returns, as the value of the security decreases when principal payments are made later than expected. In addition, because principal payments are made later than expected, the Fund may be prevented from investing proceeds it would otherwise have received at a given time at the higher prevailing interest rates.

5

High Yield and Unrated Securities Risk. High yield, below investment grade and unrated high risk debt securities may present additional risk because these securities may be less liquid and present more credit risk than investment grade bonds. The price of high yield securities tends to be subject to greater volatility due to issuer-specific operating results and outlook and to real or perceived adverse economic and competitive industry conditions.

Investment in Investment Vehicles Risk. Investing in other investment vehicles, including exchange-traded funds (“ETFs”), closed-end funds and other mutual funds, subjects the Fund to those risks affecting the investment vehicle, including the possibility that the value of the underlying securities held by the investment vehicle could decrease. Moreover, the Fund will incur its pro rata share of the underlying vehicles’ expenses.

Investments in Loans Risk. Investments in loans involve special types of risks, including credit risk, interest rate risk, counterparty risk and prepayment risk. Loans may offer a fixed or floating interest rate. Loans are often generally below investment grade and may be unrated. Loans may be difficult to value and some can be subject to liquidity risk.

Leverage Risk. The Fund’s use of leverage, through borrowings or instruments such as derivatives, repurchase agreements, or reverse repurchase agreements, may cause the Fund to be more volatile and riskier than if it had not been leveraged.

Management Risk. The Fund is subject to Management risk, the risk that the investment techniques and risk analyses applied by Guggenheim will not produce the desired results and that legislative, regulatory, or tax developments may affect the investment techniques available to Guggenheim and the individual portfolio manager in connection with managing the Fund. There is no guarantee that the investment objective of the Fund will be achieved. Furthermore, active trading that can accompany active management will increase the costs the Fund incurs because of higher brokerage charges or mark-up charges, which are passed on to shareholders of the Fund and, as a result, may lower the Fund’s performance.

Mezzanine Investments Risk. The Fund may invest in certain lower grade securities known as “Mezzanine Investments,” which are subordinated debt securities that are generally issued in private placements in connection with an equity security (e.g., with attached warrants) or may be convertible into equity securities. Mezzanine Investments are generally subject to similar risks associated with investment in senior loans, second lien loans and other below investment grade securities. However, Mezzanine Investments may rank lower in right of payment than any outstanding senior loans, second lien loans and other debt instruments with higher priority of the borrower, or may be unsecured (i.e., not backed by a security interest in any specific collateral), and are subject to the additional risk that the cash flow of the borrower and available assets may be insufficient to meet scheduled payments and repayment of principal after giving effect to any higher ranking obligations of the borrower. Mezzanine Investments are expected to have greater price volatility and exposure to losses upon default than senior loans and second lien loans and may be less liquid.

Municipal Securities Risk. Municipal securities may be subject to credit, interest and prepayment risks. In addition, municipal securities can be affected by unfavorable legislative or political developments and adverse changes in the economic and fiscal conditions of state and municipal issuers or the federal government in case it provides financial support to such issuers. Certain sectors of the municipal bond market have special risks that can affect them more significantly than the market as a whole. Because many municipal instruments are issued to finance similar projects, conditions in these industries can significantly affect the overall municipal market. Municipal securities that are insured by an insurer may be adversely affected by developments relevant to that particular insurer, or more general developments relevant to the market as a whole. Municipal securities can be difficult to value and be less liquid than other investments, which may affect performance.

6

Privately Issued Securities Risk. The Fund may invest in privately-issued securities of public and private companies. Privately issued securities have additional risk considerations than investments in comparable public investments. Whenever the Fund invests in companies that do not publicly report financial and other material information, it assumes a greater degree of investment risk and reliance upon Guggenheim’s ability to obtain and evaluate applicable information concerning such companies’ creditworthiness and other investment considerations. Certain privately-issued securities may be illiquid. If there is no readily available trading market for privately-issued securities, the Fund may not be able to readily dispose of such investments at prices that approximate those at which the Fund could sell them if they were more widely traded. Privately-issued securities are also more difficult to value. Privately-issued debt securities are often of below investment grade quality, frequently are unrated and present many of the same risks as investing in below investment grade public debt securities.

Prepayment Risk. The issuers of securities held by the Fund may be able to prepay principal due on the securities, particularly during periods of declining interest rates. Securities subject to prepayment risk generally offer less potential for gains when interest rates decline, and may offer a greater potential for loss when interest rates rise. In addition, rising interest rates may cause prepayments to occur at a slower than expected rate, thereby effectively lengthening the maturity of the security and making the security more sensitive to interest rate changes. Prepayment risk is a major risk of mortgage-backed securities and certain asset-backed securities. Most floating rate loans (such as syndicated bank loans) and debt securities allow for prepayment of principal without penalty. Accordingly, the potential for the value of a floating rate loan or security to increase in response to interest rate declines is limited. Corporate loans or securities purchased to replace a prepaid corporate loan or security may have lower yields than the yield on the prepaid corporate loan.

Preferred Securities Risk. A company’s preferred stock generally pays dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of preferred stock will usually react more strongly than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects.

Regulatory and Legal Risk. U.S. and other regulators and governmental agencies may implement additional regulations and legislators may pass new laws that affect the investments held by the Fund, the strategies used by the Fund or the level of regulation or taxation applying to the Fund (such as regulations related to investments in derivatives). These may impact the investment strategies, performance, costs and operations of the Fund or taxation of shareholders.

Repurchase Agreement and Reverse Repurchase Agreement Risk. In the event of the insolvency of the counterparty to a repurchase agreement or reverse repurchase agreement, recovery of the repurchase price owed to the Fund or, in the case of a reverse repurchase agreement, the securities sold by the Fund, may be delayed. Because reverse repurchase agreements may be considered to be the practical equivalent of borrowing funds, they constitute a form of leverage. If the Fund reinvests the proceeds of a reverse repurchase agreement at a rate lower than the cost of the agreement, entering into the agreement will lower the Fund’s yield.

Restricted Securities Risk. Restricted securities generally cannot be sold to the public and may involve a high degree of business, financial and liquidity risk, which may result in substantial losses to the Fund.

Structured Notes Risk. Investments in structured notes involve risks associated with the issuer of the note and the reference instrument. Where the Fund’s investments in structured notes are based upon the movement of one or more factors used as a reference for payments required on the note, including currency exchange rates, interest rates, referenced bonds or stock indices, depending on the use of multipliers or deflators, changes in the applicable factors may cause significant price fluctuations. Additionally, changes in the reference instrument or security may cause the interest rate on the structured note to be reduced to zero, and any further changes in the reference instrument may then reduce the principal amount payable on maturity. Structured notes may be less liquid than other types of securities and more volatile than the reference instrument or security underlying the note.

7

Synthetic Investment Risk. The Fund may be exposed to certain additional risks should Guggenheim use derivatives transactions as a means to synthetically implement the Fund’s investment strategies. Customized derivative instruments will likely be highly illiquid, and it is possible that the Fund will not be able to terminate such derivative instruments prior to their expiration date or that the penalties associated with such a termination might impact the Fund’s performance in a materially adverse manner. Synthetic investments may be imperfectly correlated to the investment Guggenheim is seeking to replicate.

To Be Announced (“TBA”) Transactions Risk. The Fund may enter into “To Be Announced” (“TBA”) transactions to purchase or sell mortgage-backed securities for a fixed price at a future date. TBA purchase commitments involve a risk of loss if the value of the securities to be purchased declines prior to settlement date or if the counterparty may not deliver the securities as promised. Selling a TBA involves a risk of loss if the value of the securities to be sold goes up prior to settlement date.

When Issued and Forward Commitment Risk. When-issued, forward-commitment and delayed-delivery transactions involve a commitment to purchase or sell specific securities at a predetermined price or yield in which payment and delivery take place after the customary settlement period for that type of security. When purchasing securities pursuant to one of these transactions, payment for the securities is not required until the delivery date. However, the purchaser assumes the rights and risks of ownership, including the risks of price and yield fluctuations and the risk that the security will not be issued as anticipated.

The following replaces “Credit Risk” under the heading “Principal Risks” on pg. 11:

Credit Risk. The Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivatives contract, repurchase agreement or a loan borrower is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or to otherwise honor its obligations. The downgrade of the credit of a security held by the Fund may decrease its value. Securities are subject to varying degrees of credit risk, which are often, but not always, reflected in credit ratings.

The following replaces “Liquidity Risk” and “Currency Risk” under the heading “Principal Risks” on pg. 12:

Liquidity and Valuation Risk. In certain circumstances, it may be difficult for the Fund or an Underlying Fund to purchase and sell particular investments within a reasonable time at a fair price, or the price at which it has been valued for purposes of the Fund’s net asset value, causing the Fund to be less liquid and unable to realize what a subadviser believes should be the price of the investment.

Currency Risk. The Fund’s indirect and direct exposure to foreign currencies subjects the Fund to the risk that those currencies will decline in value relative to the U.S. Dollar, which would cause a decline in the U.S. value of the holdings of the Fund. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates and the imposition of currency controls or other political, economic and tax developments in the U.S. or abroad.

8

The following replaces “Foreign Investment Risk,” “Multi-Managed Fund Risk” and “Emerging Market Risk” under the heading “Principal Risks” on pg. 13:

Foreign Securities Risk. Investing in foreign issuers may involve certain risks not typically associated with investing in securities of U.S. issuers due to increased exposure to foreign economic, political and legal developments, including favorable or unfavorable changes in currency exchange rates, foreign interest rates, exchange control regulations (including currency blockage), expropriation or nationalization of assets, imposition of withholding taxes on payments, and possible difficulty in obtaining and enforcing judgments against foreign entities. Furthermore, issuers of foreign securities and obligations are subject to different, often less comprehensive, accounting, reporting and disclosure requirements than domestic issuers. The securities and obligations of some foreign companies and foreign markets are less liquid and at times more volatile than comparable U.S. securities, obligations and markets. Securities markets in foreign countries often are not as developed, efficient or liquid as securities markets in the United States, and therefore, the prices of foreign securities can be more volatile. Certain foreign countries may impose restrictions on the ability of issuers to make payments of principal and interest to investors located outside the country. In the event of nationalization, expropriation or other confiscation, the entire investment in a foreign security could be lost. Foreign brokerage commissions and other fees are also generally higher than in the United States. There are also special tax considerations which apply to securities and obligations of foreign issuers and securities and obligations principally traded overseas. These risks may be more pronounced to the extent that the Fund or the Wilshire International Equity Fund invests a significant amount of assets in companies located in one country or geographic region, in which case the Fund may be more exposed to regional economic risks, and to the extent that the Fund or the Wilshire International Equity Fund invests in securities of issuers in emerging markets. Investments in U.S. dollar-denominated securities of foreign issuers are also subject to many of the risks described above regarding securities of foreign issuers denominated in foreign currencies.

Multi-Managed Fund Risk. The Large Company Growth Portfolio, the Large Company Value Portfolio, the Small Company Growth Portfolio, the Small Company Value Portfolio and the Wilshire International Equity Fund are multi-managed funds with multiple subadvisers who employ different strategies. As a result, the Large Company Growth Portfolio, the Large Company Value Portfolio, the Small Company Growth Portfolio, the Small Company Value Portfolio and the Wilshire International Equity Fund may have buy and sell transactions in the same security on the same day.

Emerging Market Risk. Foreign investment risk may be particularly high to the extent the Fund invests, directly or through the Wilshire International Equity Fund, in securities of issuers based in countries with developing economies (i.e., emerging markets). These securities may present market, credit, currency, liquidity, legal, political and other risks different from, or greater than, the risks of investing in developed foreign (non-U.S.) countries.

9

The following replaces the Average Annual Total Returns table on pg. 14:

Average Annual Total Returns
(periods ended December 31, 2013)

	1 year	5 years	10 years
Balanced Fund	18.31%	11.52%	5.08%
MSCI ACWI Index (reflects no deduction for fees, expenses or taxes) 1	22.80%	14.92%	7.17%
Barclays Global Aggregate Index (Hedged) (reflects no deduction for fees, expenses or taxes) 1	(0.14%)	4.11%	4.43%
New Stock/Bond Composite (reflects no deduction for fees, expenses or taxes) 1*	14.77%	11.14%	6.21%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	32.39%	17.94%	7.40%
Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	(2.02%)	4.44%	4.55%
MSCI EAFE Index (reflects no deductions for fees, expenses or taxes)	22.78%	12.44%	6.91%
Old Stock/Bond Composite (reflects no deduction for fees, expenses or taxes)**	18.02%	12.63%	6.65%

1
The MSCI ACWI Index, Barclays Global Aggregate Index (Hedged) and New Stock/Bond Composite (consisting of 65% MSCI ACWI Index and 35% Barclays Global Aggregate Index (Hedged)) are replacing the S&P 500 Index, Barclays U.S. Aggregate Bond Index, MSCI EAFE Index and Old Stock/Bond Composite (consisting of 50% S&P 500 Index, 35% Barclays U.S. Aggregate Bond Index and 15% MSCI EAFE Index). Wilshire believes the new indices are more appropriate indices given the Balanced Fund’s investment strategy.

*	The New Stock/Bond Composite shown above consists of 65% MSCI ACWI Index and 35% Barclays Global Aggregate Index (Hedged).
**	The Old Stock/Bond Composite shown above consists of 50% S&P 500 Index, 35% Barclays U.S. Aggregate Bond Index and 15% MSCI EAFE Index.

The following supplements the information on page 15 under the heading “Management”:

Subadvisers and Portfolio Managers

Guggenheim Partners Investment Management, LLC (“Guggenheim”)

B. Scott Minerd, Global Chief Investment Officer of Guggenheim.  Mr. Minerd has served as a Portfolio Manager since July 2014.

Anne Walsh, CFA, JD, Senior Managing Director and Assistant Chief Investment Officer, Fixed Income of Guggenheim. Ms. Walsh has served as a Portfolio Manager since July 2014.

James W. Michal, Managing Director, Portfolio Manager of Guggenheim. Mr. Michal has served as a Portfolio Manager since July 2014.

Steven H. Brown, CFA, Director, Portfolio Manager of Guggenheim. Mr. Brown has served as a Portfolio Manager since July 2014.

10

The following replaces the first paragraph under the heading “Additional Information About the Funds’ Strategies and Risks” and the sub-heading “Balanced Fund” on pg. 38:

The Balanced Fund seeks to realize a high long-term total rate of return consistent with prudent investment risks. Total rate of return consists of current income, which includes dividends, interest, discount accruals and capital appreciation. The Fund will invest in underlying affiliated funds (the “Underlying Funds”) and may invest in direct investments, including but not limited to exchange-traded products (“ETPs”), and fixed income securities. Underlying Funds include mutual funds advised by Wilshire Associates, Inc., the Fund's investment adviser (the “Adviser”), and currently comprise the Large Company Growth Portfolio, the Large Company Value Portfolio, the Small Company Growth Portfolio, the Small Company Value Portfolio and the Wilshire International Equity Fund. Under normal circumstances, the Balanced Fund’s target asset mix is 65% equity securities and 35% fixed income securities, with a range of 50% to 75% in equity securities and a range of 25% to 50% in fixed income securities. Under normal market conditions, the Fund invests in a diversified portfolio of global debt and equity securities of which at 40% of the Fund's net assets will be invested in non-U.S. investments and in at least three different countries. The Fund normally invests at least 25% of its assets in fixed income securities and at least 25% of its assets in equity securities. The Fund seeks income by investing in a combination of corporate, agency and government bonds and other debt securities of any maturity issued in numerous countries, including emerging markets countries. The Fund may also invest in high-yield bonds rated below investment grade credit quality. The Fund seeks capital appreciation by investing in equity securities of companies from a variety of industries located anywhere in the world, including emerging markets. The Balanced Fund’s mix of assets is regularly adjusted among the Underlying Funds as well as direct investments, including investments in ETPs. Changes in the investment allocation may occur several times within a year or over several years, depending upon market and economic conditions.

The third through twelfth paragraphs under the heading “Additional Information About the Funds’ Strategies and Risks” and the sub-heading “Balanced Fund” on pg. 38 are replaced with the following:

Currently, Wilshire has retained Guggenheim to manage the Balanced Fund’s direct investments in fixed income securities.  The basic philosophy of Guggenheim is described below.

Guggenheim
Guggenheim believes that capturing attractive yields, while remaining focused on the preservation of capital, can deliver superior investment results.  Guggenheim utilizes a fundamental credit-intensive investment process that incorporates its knowledge of issuers, structures and industries in managing its portion of the Balanced Fund. Active management is a key element of Guggenheim’s strategy.   Guggenheim employs an opportunistic positioning at the sector and security level with a strong emphasis on relative value, rather than index weightings and its portfolio construction is bottom-up and top-down, blending rigorous security research and Guggenheim’s macro views.

The following replaces the first paragraph on pg. 43 under the sub-heading “Balanced Fund”:

Currently, Wilshire has retained WCM, Thomas White and Los Angeles Capital to manage the Wilshire International Equity Fund. The basic investment philosophy of each subadviser is described below:

Los Angeles Capital.  In investing its portion of the Wilshire International Equity Fund’s assets, Los Angeles Capital uses Los Angeles Capital’s Dynamic Alpha Stock Selection Model®, a proprietary model, to seek to generate incremental returns above the MSCI All Country World Index ex U.S., while attempting to control investment risk relative to that index.

11

Los Angeles Capital builds a portfolio that seeks to maximize return subject to an acceptable level of risk relative the MSCI All Country World Index ex U.S. Security level alphas are generated on a weekly basis and the portfolio is rebalanced through an optimization process to improve the International Fund’s risk return profile. Using the alphas for each stock, a mean variance optimizer is used to rebalance the International Fund. In this process, Los Angeles Capital develops a trade list of individual securities that will seek to improve the International Fund’s return/risk profile relative to the current portfolio. Los Angeles Capital rebalances the portfolio to reflect changes in investor preferences as measured by its factor forecasts. If a security no longer has the risk characteristics Los Angeles Capital believes investors are favoring, Los Angeles Capital will see a need to sell a stock in the International Fund. As economic conditions change and investor risk preferences evolve, Los Angeles Capital’s forecasts for these and other factors will change accordingly.

Los Angeles Capital does not set price targets or impose valuation constraints. Los Angeles Capital’s Dynamic Alpha Stock Selection Model® is the basis of security valuation and selection. Los Angeles Capital may limit or modify the portfolio’s holdings based upon a perceived risk or concern regarding a particular company’s investment merits. Los Angeles Capital’s portion of the International Fund typically will be fully invested, with cash holdings generally representing less than 2% of the portion of the International Fund managed by Los Angeles Capital.

The following supplements the information under the sub-heading “Balanced Fund” on pg. 44:

Asset-Backed and Mortgage-Backed Securities Risk. The Fund may invest in asset-backed securities, including mortgage-backed securities and structured investment vehicles (“SIVs”), which are legal entities that are sponsored by banks, broker-dealers or other financial firms specifically created for the purpose of issuing particular securities or instruments. The Fund will receive payments that are part interest and part return of principal. These payments may vary based on the rate at which borrowers pay off their loans. When a borrower, such as a homeowner with respect to mortgage-backed securities, makes a prepayment, the Fund receives a larger portion of its principal investment back, which means that there will be a decrease in monthly interest payments. An underlying pool of assets, including but not limited to automobile and credit card receivables, boat loans, computer leases, airplane leases, mobile home loans, recreational vehicle loans and hospital account receivables may back asset-backed securities in which the Fund may invest. The Fund may invest in these and other types of asset-backed securities (including future receivables of cash flows or assets) that currently exist or may be developed in the future. The pool provides the interest and principal payments to investors. Asset-backed securities may provide the Fund with a less effective security interest in the related collateral than do mortgage-related securities, and thus it is possible that recovery on repossessed collateral might be unavailable or inadequate to support payments on these securities. Some mortgage-backed securities and SIVs may be leveraged or have structures that make their reaction to interest rates and other factors difficult to predict, making their prices very volatile.

Home mortgage loans are typically grouped together into “pools” by banks and other lending institutions, and interests in these pools are then sold to investors, allowing the bank or other lending institution to have more money available to loan to home buyers. When homeowners make interest and principal payments, these payments are passed on to the investors in the pool. Some of these pools are guaranteed by U.S. government agencies or by government sponsored private corporations—familiarly called “Ginnie Mae,” “Fannie Mae” and “Freddie Mac.”

The underlying assets (i.e., loans) are subject to prepayments, which can shorten the securities’ weighted average life and may lower their return. The value of these securities also may change because of actual or perceived changes in the creditworthiness of the originator, the servicing agent or the financial institution providing credit support. These securities are subject to high degrees of credit, valuation and liquidity risks.

12

Certificates of Deposit and Bankers’ Acceptances Risk. Certificates of deposit are receipts issued by a depository institution in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate usually can be traded in the secondary market prior to maturity. Bankers’ acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then “accepted” by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less.

Corporate Bond Risk. The market value of a corporate bond may be affected by factors directly related to the issuer, such as investors’ perceptions of the creditworthiness of the issuer, the issuer’s financial performance, perceptions of the issuer in the market place, performance of management of the issuer, the issuer’s capital structure and use of financial leverage and demand for the issuer’s goods and services. There is a risk that the issuers of corporate bonds may not be able to meet their obligations on interest or principal payments at the time called for by an instrument. Corporate bonds of below investment grade quality are often high risk and have speculative characteristics and may be particularly susceptible to adverse issuer-specific developments.

Collateralized Debt Obligation Risk. A CDO is an asset-backed security whose underlying collateral is typically a portfolio of bonds, bank loans, other structured finance securities and/or synthetic instruments. Where the underlying collateral is a portfolio of bonds, a CDO is referred to as a CBO. Where the underlying collateral is a portfolio of bank loans, a CDO is referred to as a CLO. Investors in CDOs bear the credit risk of the underlying collateral. Multiple tranches of securities are issued by the CDO, offering investors various maturity and credit risk characteristics. Tranches are categorized as senior, mezzanine, and subordinated/equity, according to their degree of risk. If there are defaults or the CDO’s collateral otherwise underperforms, scheduled payments to senior tranches take precedence over those of mezzanine tranches, and scheduled payments to mezzanine tranches take precedence over those to subordinated/equity tranches. CDOs are subject to the same risk of prepayment described with respect to certain mortgage-related and asset-backed securities. The value of CDOs may be affected by changes in the market’s perception of the creditworthiness of the servicing agent for the pool or the originator.

Collateralized Mortgage Obligation Risk. CMOs are debt obligations collateralized by mortgage loans or mortgage pass-through securities. The average life of a CMO is determined using mathematical models that incorporate prepayment assumptions and other factors that involve estimates of future economic and market conditions. Actual future results may vary from these estimates, particularly during periods of extreme market volatility. Further, under certain market conditions, such as those that occurred during the recent downturn in the mortgage markets, the weighted average life of certain CMOs may not accurately reflect the price volatility of such securities. For example, in periods of supply and demand imbalances in the market for such securities and/or in periods of sharp interest rate movements, the prices of CMOs may fluctuate to a greater extent than would be expected from interest rate movements alone. CMOs issued by private entities are not obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and are not guaranteed by any government agency, although the securities underlying a CMO may be subject to a guarantee. Therefore, if the collateral securing the CMO, as well as any third party credit support or guarantees, is insufficient to make payments when due, the holder could sustain a loss.  Inverse floating rate CMOs are typically more volatile than fixed or floating rate tranches of CMOs. Many inverse floating rate CMOs have coupons that move inversely to a multiple of an index. The effect of the coupon varying inversely to a multiple of an applicable index creates a leverage factor. Inverse floaters based on multiples of a stated index are designed to be highly sensitive to changes in interest rates and can subject the holders thereof to extreme reductions of yield and loss of principal. The markets for inverse floating rate CMOs with highly leveraged characteristics at times may be very thin. The Fund’s ability to dispose of its positions in such securities will depend on the degree of liquidity in the markets for such securities. It is impossible to predict the amount of trading interest that may exist in such securities, and therefore the future degree of liquidity.

13

Commercial Paper Risk. Commercial paper is an unsecured promissory note that generally has a maturity date between one and 270 days and is issued by a U.S. or foreign entity. Such investments are usually discounted from their value at maturity. Commercial paper can be fixed-rate or variable rate. Commercial paper can be affected by changes in interest rate and the creditworthiness of the issuer.

Convertible Securities Risk. Convertible securities, debt or preferred equity securities convertible into, or exchangeable for, equity securities, are generally preferred stocks and other securities, including fixed income securities and warrants that are convertible into or exercisable for common stock. They generally participate in the appreciation or depreciation of the underlying stock into which they are convertible, but to a lesser degree. In recent years, convertible securities have been developed which combine higher or lower current income with options and other features. Warrants are options to buy a stated number of shares of common stock at a specified price anytime during the life of the warrants (generally, two or more years). Convertible securities may be lower-rated securities subject to greater levels of credit risk. A convertible security may be converted before it would otherwise be most appropriate, which may have an adverse effect on the Fund’s ability to achieve its investment objective. “Synthetic” convertible securities are selected based on the similarity of their economic characteristics to those of a traditional convertible security due to the combination of separate securities that possess the two principal characteristics of a traditional convertible security, i.e., an income-producing security (“income-producing component”) and the right to acquire an equity security (“convertible component”). The income-producing component is achieved by investing in non-convertible, income-producing securities such as bonds, preferred stocks and money market instruments, which may be represented by derivative instruments. The convertible component is achieved by investing in securities or instruments such as warrants or options to buy common stock at a certain exercise price, or options on a stock index. A simple example of a synthetic convertible security is the combination of a traditional corporate bond with a warrant to purchase equity securities of the issuer of the bond. The Fund may also purchase synthetic securities created by other parties, typically investment banks, including convertible structured notes. The income producing and convertible components of a synthetic convertible security may be issued separately by different issuers and at different times.

Counterparty Credit Risk. The Fund may invest in financial instruments and OTC-traded derivatives involving counterparties for the purpose of gaining exposure to a particular group of securities, index or asset class without actually purchasing those securities or investments, or to hedge a position. The Fund will use short-term counterparty agreements to exchange the returns (or differentials in rates of return) earned or realized in particular predetermined investments or instruments.  Through these investments, the Fund is exposed to credit risks that the counterparty may be unwilling or unable to make timely payments to meet its contractual obligations or may fail to return holdings that are subject to the agreement with the counter party.  If the counterparty becomes bankrupt or defaults on its payment obligations to the Fund, the Fund may not receive the full amount that it is entitled to receive.  If this occurs, the value of your shares in the Fund will decrease. The Fund bears the risk that counterparties may be adversely affected by legislative or regulatory changes, adverse market conditions, increased competition, and/or wide scale credit losses resulting from financial difficulties or borrowers affecting counterparties.

14

Credit-Linked Note Risk. Credit-linked notes are a type of structured note. Through the purchase of a credit-linked note, the buyer assumes the risk of the reference asset and funds this exposure through the purchase of the note. Credit-linked notes are subject to the credit risk of the corporate credits referenced by the note. The Fund bears the risk that the issuer of the credit-linked note will default or become bankrupt. The Fund bears the risk of loss of its principal investment, and the periodic interest payments expected to be received for the duration of its investment in the credit-linked note.

Derivatives Risk. The Fund may invest a percentage of its assets in derivatives, such as futures contracts and options contracts and other instruments to pursue its investment objective and to create economic leverage in the Fund, to enhance total return, to seek to hedge against fluctuations in securities prices, interest rates, currency rates, etc., to change the effective duration of the Fund’s portfolio, to manage certain investment risks, and/or as a substitute for the purchase or sale of securities or currencies. The use of such derivatives may expose the Fund to risks in addition to and greater than those associated with investing directly in the securities underlying those derivatives, including risks relating to leverage, imperfect correlations with underlying investments or the Fund’s other portfolio holdings, high price volatility, lack of availability, counterparty credit, liquidity, valuation and legal restrictions. If Guggenheim is incorrect about its expectations of market conditions, the use of derivatives could also result in a loss, which in some cases may be unlimited. Use of derivatives may also cause the Fund to be subject to additional regulations, which may generate additional Fund expenses. These practices also entail transactional expenses and may cause the Fund to realize higher amounts of short-term capital gains than if the Fund had not engaged in such transactions. Certain risks also are specific to the derivatives in which the Fund invests.

Futures Contracts Risk. Futures contracts are typically exchange-traded contracts that call for the future delivery of an asset at a certain price and date, or cash settlement (payment of the gain or loss on the contract). Futures are often used to manage or hedge risk because they enable the investor to buy or sell an asset in the future at an agreed-upon price and for other reasons such as to manage exposure to changes in interest rates and bond prices; as an efficient means of adjusting overall exposure to certain markets; in an effort to enhance income; to protect the value of portfolio securities; and to adjust portfolio duration. Risks of futures contracts may be caused by an imperfect correlation between movements in the price of the instruments and the price of the underlying securities. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid market. Futures markets can be highly volatile and the use of futures may increase the volatility of the Fund’s NAV. Exchanges can limit the number of options that can be held or controlled by the Fund or Guggenheim, thus limiting the ability to implement the Fund’s strategies. Futures are also subject to leveraging risk and can be subject to liquidity risk.

Hybrid Securities. Hybrid instruments combine the characteristics of securities, futures and options. Typically, a hybrid instrument combines a traditional stock, bond or commodity with an option or forward contract. Generally, the principal amount, amount payable upon maturity or redemption, or interest rate of a hybrid is tied to the price of some security, commodity, currency or securities index, or another interest rate or some other economic factor. Hybrid instruments can be used as an efficient means of pursuing a variety of investment goals, including currency hedging and increased total return. The risks of such investments would reflect the risks of investing in futures, options and securities, including volatility and illiquidity. Such securities may bear interest or pay dividends at below market (or even relatively nominal) rates. Under certain conditions, the redemption value of such an investment could be zero.

Extension Risk. Mortgage-related and other asset-backed securities are subject to Extension Risk, which is the risk that the issuer of such a security pays back the principal of such an obligation later than expected. This may occur when interest rates rise. This may negatively affect Fund returns, as the value of the security decreases when principal payments are made later than expected. In addition, because principal payments are made later than expected, the Fund may be prevented from investing proceeds it would otherwise have received at a given time at the higher prevailing interest rates.

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Hedging Risk. When a derivative is used as a hedge against a position that the Fund holds, any loss generated by the derivative generally should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative and the underlying security, and there can be no assurance that the Fund’s hedging transactions will be effective.

High Yield and Unrated Securities Risk. High yield debt securities in the lower rating (higher risk) categories of the recognized rating services are commonly referred to as “junk bonds”. Generally, high yield securities are debt securities that have been determined by a rating agency to have a lower probability of being paid and have a credit rating of “BB” category or lower by Standard & Poor’s Corporation and Fitch Investors Service, Inc. or “Ba” category or lower by Moody’s Investors Service or have been determined by Guggenheim to be of comparable quality. The total return and yield of junk bonds can be expected to fluctuate more than the total return and yield of higher-quality bonds. Junk bonds (those rated below investment grade or in default, or unrated securities determined to be of comparable quality) are regarded as predominantly speculative with respect to the issuer’s continuing ability to meet principal and interest payments. Successful investment in lower-medium and lower-rated debt securities involves greater investment risk and is highly dependent on Guggenheim’s credit analysis. A real or perceived economic downturn or higher interest rates could cause a decline in high-yield bond prices by lessening the ability of issuers to make principal and interest payments. These bonds are often thinly traded and can be more difficult to sell and value accurately than high-quality bonds. Because objective pricing data may be less available, judgment may play a greater role in the valuation process. In addition, the entire junk bond market can experience sudden and sharp price swings due to a variety of factors, including changes in economic forecasts, stock market activity, large or sustained sales by major investors, a high-profile default, or just a change in the market’s psychology. This type of volatility is usually associated more with stocks than bonds.

Investment in Investment Vehicles Risk. Investing in other investment vehicles, including exchange-traded funds (“ETFs”), closed-end funds and other mutual funds, subjects the Fund to those risks affecting the investment vehicle, including the possibility that the value of the underlying securities held by the investment vehicle could decrease.  To the extent the Fund invests in other investment companies or vehicles, the Fund and its shareholders will incur its pro rata share of the underlying investment companies’ or vehicles’ expenses, such as investment advisory and other management expenses, and shareholders will be required to pay the operating expenses of two or more investment vehicles. In addition, the Fund will be subject to the effects of business and regulatory developments that affect an underlying investment company or vehicle or the investment company industry generally. In addition, an underlying investment vehicle may buy the same securities that another underlying investment vehicle sells. If this happens, an investor in the Fund would indirectly bear the costs of these trades without accomplishing any investment purpose. In addition, certain of the underlying investment vehicles may hold common portfolio positions, thereby reducing the diversification benefits of an asset allocation style. On the other hand, the underlying investment vehicles may engage in investment strategies or invest in specific investments in which the Fund would not engage or invest directly. The performance of those underlying investment vehicles, in turn, depends upon the performance of the securities in which they invest.

Risks Relating to Inflation-Indexed Securities. Inflation-linked securities are income-generating instruments whose interest and principal payments are adjusted for inflation, a sustained increase in prices that erodes the purchasing power of money. TIPS, or Treasury inflation-protected securities, are inflation-linked securities issued by the U.S. government. Inflation-linked bonds are also issued by corporations, U.S. government agencies, states, and foreign countries. The inflation adjustment, which is typically applied monthly to the principal of the bond, follows a designated inflation index, such as the consumer price index (CPI). A fixed coupon rate is applied to the inflation-adjusted principal so that as inflation rises, both the principal value and the interest payments increase. This can provide investors with a hedge against inflation, as it helps preserve the purchasing power of investments. Because of this inflation-adjustment feature, inflation-protected bonds typically have lower yields than conventional fixed-rate bonds. Municipal inflation bonds generally have a fixed principal amount, and the inflation component is reflected in the nominal coupon.  Inflation-protected bonds normally will decline in price when real interest rates rise. A real interest rate is calculated by subtracting the inflation rate from a nominal interest rate. For example, if a 10-year Treasury note is yielding 5% and rate of inflation is 2%, the real interest rate is 3%. If inflation is negative, the principal and income of an inflation-protected bond will decline and could result in losses.

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Interest Rate Risk. Investments in fixed income securities are subject to the possibility that interest rates (both in U.S. and foreign) could rise sharply, causing the value of the Fund’s securities and share price to decline. Longer-term bonds and zero coupon bonds are generally more sensitive to interest rate changes than shorter-term bonds. Generally, the longer the average maturity of the bonds in the Fund, the more the Fund’s share price will fluctuate in response to interest rate changes. If an issuer calls or redeems an investment during a time of declining interest rates, the Fund might have to reinvest the proceeds in an investment offering a lower yield, and therefore might not benefit from any increase in value as a result of declining interest rates. Investors should note that interest rates currently are at, or near, historic lows, but will ultimately increase, with unpredictable effects on the markets and the Fund’s investments. Securities with floating interest rates, such as syndicated bank loans, generally are less sensitive to interest rate changes, but may decline in value if their interest rates do not rise as much or as fast as interest rates in general.

Changing Fixed Income Market Conditions. Following the financial crisis that began in 2007, the Board of Governors of the Federal Reserve System (the “Federal Reserve”) has attempted to stabilize the U.S. economy and support the U.S. economic recovery by keeping the federal funds rate at or near zero percent. In addition, the Federal Reserve has purchased large quantities of securities issued or guaranteed by the U.S. government, its agencies or instrumentalities on the open market (“Quantitative Easing”). As the Federal Reserve “tapers” or reduces Quantitative Easing, and when the Federal Reserve raises the federal funds rate, there is a risk that interest rates across the U.S. financial system will rise. These policy changes may expose fixed income markets to heightened volatility and may reduce liquidity for certain Fund investments, causing the value of the Fund’s investments and share price to decline. If the Fund invests in derivatives tied to fixed income markets it may be more substantially exposed to these risks than if the Fund did not invest in such derivatives. To the extent the Fund experiences high redemptions because of these policy changes, the Fund may experience increased portfolio turnover, which will increase the costs that the Fund incurs and may lower the Fund’s performance.

Investments in Loans Risk. Loans, such as syndicated bank loans, senior floating rate loans, secured and unsecured loans, second lien or more junior loans, bridge loans and unfunded commitments, may incur some of the same risks as other debt securities, such as prepayment risk, credit risk, interest rate risk, liquidity risk and risks found with high yield securities. Although some loans are secured by collateral, the collateral may be difficult to liquidate and the value of the collateral can decline or be insufficient to meet the obligation of the borrower. The Fund could also have its interest subordinated to other indebtedness of the obligor. As a result, a loan may not be fully collateralized and can decline significantly in value, which may result in the Fund not receiving payments to which it is entitled.

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Loans may offer a fixed rate or floating rate of interest. Loans may decline in value if their interest rates do not rise as much or as fast as interest rates in general. Loans are subject to the risk that the scheduled interest or principal payments will not be paid. Lower-rated loans and debt securities (those of less than investment grade quality), involve greater risk of default on interest and principal payments than higher-rated loans and securities. In the event that a non-payment occurs, the value of that obligation likely will decline. Debt securities rated, for example, below “BBB” category by S&P or “Baa” category by Moody’s are considered to have speculative characteristics and are commonly referred to as “junk bonds.” Junk bonds entail default and other risks greater than those associated with higher-rated securities.

Loans are vulnerable to market sentiment such that economic conditions or other events may reduce the demand for loans and cause their value to decline rapidly and unpredictably. Furthermore, while the resale, or secondary, market for loans is growing, it is currently limited. There is no organized exchange or board of trade on which loans are traded. Loans often trade in large denominations (typically $1 million and higher), and trades can be infrequent. The market has limited transparency so that information about actual trades may be difficult to obtain. Accordingly, some of the loans in which the Fund may invest will be relatively illiquid. Certain loans may be subject to restrictions on resale or assignment. The Fund may have difficulty in disposing of loans in a timely fashion, which could result in losses to the Fund. Loans may be issued in connection with highly leveraged transactions, such as restructurings, leveraged buyouts, leveraged recapitalizations and other types of acquisition financing. In such highly leveraged transactions, the borrower assumes large amounts of debt in order to have the financial resources to attempt to achieve its business objectives. As such, such loans may be part of highly leveraged transactions and involve a significant risk that the borrower may default or go into bankruptcy. The Fund values its assets daily. However, because the secondary market for loans is limited, they may be difficult to value. Market quotations may not be readily available for some loans or may be volatile and/or subject to large spreads between bid and ask prices, and valuation may require more research than for other securities. In addition, elements of judgment may play a greater role in valuation than for securities with a more active secondary market because there is less reliable, objective market value data available. The Fund may be in possession of material non-public information about a borrower as a result of its ownership of a loan and/or corporate debt security of a borrower. Because U.S. laws and regulations generally prohibit trading in securities of issuers while in possession of material, non-public information, the Fund might be unable to trade securities of such a transaction in a security of such a borrower when it would otherwise be advantageous to do so and, as such, could incur a loss.

Leverage Risk. The use of derivatives, reverse repurchase agreements, and unfunded commitments may create leveraging risk. For example, because of the low margin deposits required, futures trading involves an extremely high degree of leverage. As a result, a relatively small price movement in a futures contract may result in an immediate and substantial impact on the net asset value of the Fund. Leveraging may cause the Fund to be more volatile than if it had not been leveraged. To mitigate leveraging risk and otherwise comply with regulatory requirements, the Fund must segregate or earmark liquid assets to meet its obligations under, or otherwise cover, the transactions that may give rise to this risk. Applicable law limits the Fund from borrowing in an amount greater than 33 1/3% of its assets.

Management Risk. The Fund is subject to Management risk, the risk that the investment techniques and risk analyses applied by Guggenheim will not produce the desired results and that legislative, regulatory, or tax developments may affect the investment techniques available to Guggenheim and the individual portfolio manager in connection with managing the Fund. There is no guarantee that the investment objective of the Fund will be achieved. Furthermore, active trading that can accompany active management will increase the costs the Fund incurs because of higher brokerage charges or mark-up charges, which are passed on to shareholders of the Fund and, as a result, may lower the Fund’s performance.

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Mezzanine Investments Risk. The Fund may invest in certain lower grade securities known as “Mezzanine Investments,” which are subordinated debt securities that are generally issued in private placements in connection with an equity security (e.g., with attached warrants) or may be convertible into equity securities. Mezzanine Investments are generally subject to similar risks associated with investment in senior loans, second lien loans and other below investment grade securities. However, Mezzanine Investments may rank lower in right of payment than any outstanding senior loans, second lien loans and other debt instruments with higher priority of the borrower, or may be unsecured (i.e., not backed by a security interest in any specific collateral), and are subject to the additional risk that the cash flow of the borrower and available assets may be insufficient to meet scheduled payments and repayment of principal after giving effect to any higher ranking obligations of the borrower. Mezzanine Investments are expected to have greater price volatility and exposure to losses upon default than senior loans and second lien loans and may be less liquid.

Municipal Securities Risk.  The Fund’s holdings of municipal securities will be significantly affected by events that affect the municipal bond market, which could include unfavorable legislative or political developments and adverse changes in the financial conditions of state and municipal issuers. Income from municipal bonds held by the Fund could be declared taxable because of changes in tax laws or interpretations by taxing authorities, or noncompliant conduct of a municipal issuer. In addition, a portion of the Fund’s otherwise tax-exempt dividends may be taxable to those shareholders subject to the federal alternative minimum tax. To the extent that the Fund invests in municipal securities from a given state or geographic region, its share price and performance could be affected by local, state and regional factors, including erosion of the tax base and changes in the economic climate. Also, municipal securities backed by current or anticipated revenues from a specific project or assets can be negatively affected by the discontinuance of taxation supporting the project or assets or the inability to collect enough revenue. Because many municipal securities are issued to finance similar projects (especially those relating to education, health care, utilities and transportation), conditions in those sectors can affect the overall municipal market, including proposed federal, state or local legislation involving the financing of, or declining markets or needs for, such projects. Certain sectors of the municipal bond market have special risks that can affect them more significantly than the market as a whole. For example, health care can be hurt by rising expenses, dependency on third party reimbursements, legislative changes and reductions in government spending; electric utilities are subject to governmental rate regulation; and private activity bonds rely on project revenues and the creditworthiness of the corporate user as opposed to governmental support. Municipalities and municipal projects that rely directly or indirectly on federal funding mechanisms may be negatively affected by current budgetary constraints of the federal government. Other national governmental actions, such as the elimination of tax-exempt status, also could affect performance. In addition, changes in the economic and fiscal condition of an individual municipal issuer can affect the overall municipal market, and market conditions may directly impact the liquidity, marketability and valuation of municipal securities. Also, information related to municipal securities and their risks may be provided by the municipality itself, which may not always be accurate. Investments in municipal securities can be subject to credit, interest rate, prepayment and liquidity risks and can be more volatile than other investments.

Privately Issued Securities Risk. The Fund may invest in privately-issued securities of public and private companies. Privately issued securities have additional risk considerations than investments in comparable public investments. Whenever the Fund invests in companies that do not publicly report financial and other material information, it assumes a greater degree of investment risk and reliance upon Guggenheim’s ability to obtain and evaluate applicable information concerning such companies’ creditworthiness and other investment considerations. Certain privately-issued securities may be illiquid. If there is no readily available trading market for privately-issued securities, the Fund may not be able to readily dispose of such investments at prices that approximate those at which the Fund could sell them if they were more widely traded. Privately-issued securities are also more difficult to value. Privately-issued debt securities are often of below investment grade quality, frequently are unrated and present many of the same risks as investing in below investment grade public debt securities.

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Prepayment Risk. The issuers of securities held by the Fund may be able to prepay principal due on the securities, particularly during periods of declining interest rates. Securities subject to prepayment risk generally offer less potential for gains when interest rates decline, and may offer a greater potential for loss when interest rates rise. In addition, rising interest rates may cause prepayments to occur at a slower than expected rate, thereby effectively lengthening the maturity of the security and making the security more sensitive to interest rate changes. Prepayment risk is a major risk of mortgage-backed securities and certain asset-backed securities. Most floating rate loans (such as syndicated bank loans) and debt securities allow for prepayment of principal without penalty. Accordingly, the potential for the value of a floating rate loan or security to increase in response to interest rate declines is limited. Corporate loans or securities purchased to replace a prepaid corporate loan or security may have lower yields than the yield on the prepaid corporate loan.

Preferred Securities Risk. Preferred stock represents an equity interest in a company that generally entitles the holder to receive, in preference to the holders of other stocks such as common stocks, dividends and a fixed share of the proceeds resulting from a liquidation of the company. Preferred stocks may pay fixed or adjustable rates of return. Preferred stock is subject to issuer-specific and market risks applicable generally to equity securities. In addition, a company’s preferred stock generally pays dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of preferred stock will usually react more strongly than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects. Preferred stock has properties of both an equity and a debt instrument and is generally considered a hybrid instrument. Preferred stock is senior to common stock, but is subordinate to bonds in terms of claims or rights to their share of the assets of the company. Issuers of preferred securities may be in industries that are heavily regulated and that may receive government funding. The value of preferred securities issued by these companies may be affected by changes in government policy, such as increased regulation, ownership restrictions, deregulation or reduced government funding, or other government action.

Regulatory and Legal Risk. U.S. and other regulators and governmental agencies may implement additional regulations and legislators may pass new laws that affect the investments held by the Fund, the strategies used by the Fund or the level of regulation or taxation applying to the Fund (such as regulations related to investments in derivatives). These may impact the investment strategies, performance, costs and operations of the Fund or taxation of shareholders.

Repurchase Agreement and Reverse Repurchase Agreement Risk. In the event of the insolvency of the counterparty to a repurchase agreement or reverse repurchase agreement, recovery of the repurchase price owed to the Fund or, in the case of a reverse repurchase agreement, the securities sold by the Fund, may be delayed. In a repurchase agreement, such an insolvency may result in a loss to the extent that the value of the purchased securities decreases during the delay or that value has otherwise not been maintained at an amount equal to the repurchase price. In a reverse repurchase agreement, the counterparty’s insolvency may result in a loss equal to the amount by which the value of the securities sold by the Fund exceeds the repurchase price payable by the Fund; if the value of the purchased securities increases during such a delay, that loss may also be increased. When the Fund enters into a reverse repurchase agreement, any fluctuations in the market value of either the securities transferred to another party or the securities in which the proceeds may be invested would affect the market value of the Fund’s assets. As a result, such transactions may increase fluctuations in the net asset value of the Fund’s shares. Because reverse repurchase agreements may be considered to be the practical equivalent of borrowing funds, they constitute a form of leverage. If the Fund reinvests the proceeds of a reverse repurchase agreement at a rate lower than the cost of the agreement, entering into the agreement will lower the Fund’s yield and the amount of exempt-interest dividends that may be paid by the Fund.

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Restricted Securities Risk. Restricted securities cannot be sold to the public without registration under the Securities Act of 1933 (“1933 Act”). Unless registered for sale, restricted securities can be sold only in privately negotiated transactions or pursuant to an exemption from registration. Restricted securities may be considered illiquid and, therefore, are subject to the Fund’s limitation on illiquid securities.

Restricted securities may involve a high degree of business and financial risk, which may result in substantial losses. The securities may be less liquid than publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by the Fund. The Fund may invest in restricted securities, including securities initially offered and sold without registration pursuant to Rule 144A (“Rule 144A Securities”) and other securities eligible for resale under Rule 144A. Rule 144A Securities generally may be traded freely among certain qualified institutional buyers, such as the Fund, and non-U.S. persons, but resale to a broader base of investors in the United States may be permitted only in significantly more limited circumstances. Investing in Rule 144A Securities and other restricted and non-registered securities could have the effect of increasing the amount of the Fund’s assets invested in illiquid securities to the extent that qualified institutional buyers become uninterested, for a time, in purchasing these securities.

Structured Finance Investments Risk. The Fund’s structured finance investments may consist of residential mortgage-backed securities (“RMBS”) and commercial mortgage-backed securities (“CMBS”) issued by governmental entities and private issuers, asset-backed securities (“ABS”), structured notes, credit-linked notes and other types of structured finance securities. Holders of structured finance securities bear risks of the underlying investments, index or reference obligation and are subject to counterparty risk. The Fund may have the right to receive payments only from the issuer of the structured finance security, and generally does not have direct rights against the issuer or the entity that sold the assets to be securitized.  While certain structured finance investments enable the investor to acquire interests in a pool of securities without the brokerage and other expenses associated with directly holding the same securities, investors in structured finance securities generally pay their share of the structured finance security issuer’s administrative and other expenses. The prices of indices and securities underlying structured finance securities, and, therefore, the prices of structured finance securities, will be influenced by, and will rise and fall in response to, the same types of political and economic events that affect issuers of securities and capital markets generally. If the issuer of a structured finance security uses shorter term financing to purchase longer term securities, the issuer may be forced to sell its securities at below market prices if it experiences difficulty in obtaining short-term financing, which may adversely affect the value of the structured finance securities owned by the Fund. Certain structured finance securities may be thinly traded or have a limited trading market.

The Fund may invest in structured finance securities collateralized by low grade or defaulted loans or securities. Investments in such structured finance securities are subject to the risks associated with below investment grade securities. Such securities are characterized by high risk. It is likely that an economic recession could severely disrupt the market for such securities and may have an adverse impact on the value of such securities.

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The Fund may invest in senior and subordinated classes or residual tranches issued by structured finance vehicles. The payment of cash flows from the underlying assets to senior classes take precedence over those of subordinated classes, and therefore subordinated classes are subject to greater risk. Furthermore, the leveraged nature of subordinated classes may magnify the adverse impact on such class of changes in the value of the assets, changes in the distributions on the assets, defaults and recoveries on the assets, capital gains and losses on the assets, prepayment on assets and availability, price and interest rates of assets.

Structured finance securities are typically privately offered and sold, and thus are not registered under the securities laws. As a result, investments in structured finance securities may be characterized by Guggenheim as illiquid securities; however, an active dealer market may exist which would allow such securities to be considered liquid in some circumstances.

Structured Notes Risk. Investments in structured notes involve risks associated with the issuer of the note and the reference instrument. Where the Fund’s investments in structured notes are based upon the movement of one or more factors used as a reference for payments required on the note, including currency exchange rates, interest rates, referenced bonds or stock indices, depending on the use of multipliers or deflators, changes in the applicable factors may cause significant price fluctuations. Additionally, changes in the reference instrument or security may cause the interest rate on the structured note to be reduced to zero, and any further changes in the reference instrument may then reduce the principal amount payable on maturity. Structured notes may be less liquid than other types of securities and more volatile than the reference instrument or security underlying the note.

Synthetic Investment Risk. The Fund may be exposed to certain additional risks should Guggenheim use derivatives transactions as a means to synthetically implement the Fund’s investment strategies. Customized derivative instruments will likely be highly illiquid, and it is possible that the Fund will not be able to terminate such derivative instruments prior to their expiration date or that the penalties associated with such a termination might impact the Fund’s performance in a materially adverse manner. Synthetic investments may be imperfectly correlated to the investment Guggenheim is seeking to replicate.

To Be Announced Transactions Risk. The Fund may enter into “To Be Announced” (“TBA”) purchase or sell commitments to purchase securities for a fixed price at a future date. However, the selling counterparty does not specify the particular securities to be delivered. Instead, a party agrees to accept any security that meets specified terms. TBA purchase commitments may be considered securities in themselves and involve a risk of loss if the value of the security to be purchased declines prior to settlement date, which risk is in addition to the risk of decline in the value of the Fund’s other assets. In addition, the counterparty may not deliver the security as promised. Selling a TBA involves a risk of loss if the value of the securities to be sold goes up prior to settlement date.

U.S. Government Securities Risk.  Different types of U.S. government securities have different relative levels of credit risk depending on the nature of the particular government support for that security. U.S. government securities may be supported by: (i) the full faith and credit of the United States; (ii) the ability of the issuer to borrow from the U.S. Treasury; (iii) the credit of the issuing agency, instrumentality or government-sponsored entity; (iv) pools of assets (e.g., mortgage-backed securities); or (v) the United States in some other way. In some cases, there may even be the risk of default. For certain agency issued securities, there is no guarantee the U.S. government will support the agency if it is unable to meet its obligations. Further, the U.S. government and its agencies and instrumentalities do not guarantee the market value of their securities and, as a result, the value of such securities will fluctuate and are subject to investment risks.

When Issued and Forward Commitment Risk. When-issued, forward-commitment and delayed delivery transactions involve a commitment to purchase or sell specific securities at a predetermined price or yield in which payment and delivery take place after the customary settlement period for that type of security. Typically, no interest accrues to the purchaser until the security is delivered. When purchasing securities pursuant to one of these transactions, payment for the securities is not required until the delivery date. However, the purchaser assumes the rights and risks of ownership, including the risks of price and yield fluctuations and the risk that the security will not be issued as anticipated. When the Fund has sold a security pursuant to one of these transactions, the Fund does not participate in further gains or losses with respect to the security. If the other party to a delayed-delivery transaction fails to deliver or pay for the securities, the Fund could miss a favorable price or yield opportunity or suffer a loss.

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The following replaces “Credit Risk” under the sub-heading “Balanced Fund” on pg. 44:

Credit Risk. It is possible that some issuers of fixed income securities will not make payments on debt securities held by the Fund, or there could be defaults on repurchase agreements held by the Fund. This risk may be especially acute with respect to high yield securities (i.e., “junk bonds”). Also, an issuer may suffer adverse changes in its financial condition that could lower the credit quality of a security, leading to greater volatility in the price of the security and in shares of the Fund. A change in the credit quality rating of a security can affect its liquidity and make it more difficult for the Fund to sell. Any applicable limitation on the credit quality of a security in which the Fund may invest is applied at the time the Fund purchases the security. Credit quality is a measure of the issuer’s expected ability to make all required interest and principal payments in a timely manner. An issuer with the highest credit rating has a very strong capacity with respect to making all payments. An issuer with the second-highest credit rating has a strong capacity to make all payments, but the degree of safety is somewhat less. An issuer with the lowest credit quality rating may be in default or have extremely poor prospects of making timely payment of interest and principal.

Investment grade securities are fixed income securities that have been determined by a nationally or internationally recognized statistical rating organization to have a medium to high probability of being paid (although there is always a risk of default), or which, if unrated, have been determined by Guggenheim to be of comparable quality. Investment grade securities are designated “BBB”, “A”, “AA” or “AAA” category by Standard & Poor’s Ratings Group, Fitch Investors Service, Inc., Dominion Bond Rating Service Ltd., Morningstar Credit Ratings, LLC and Kroll Bond Rating Agency, Inc., and “Baa”, “A”, “Aa” or “Aaa” category by Moody’s Investors Service, or an equivalent rating by any other nationally or internationally recognized statistical rating organization, or have been determined by Guggenheim to be of comparable quality. If nationally or internationally recognized statistical rating organizations assign different ratings to the same security, the Fund will use the higher rating for purposes of determining the security’s credit quality.

The following replaces “Liquidity Risk” under the sub-heading “Balanced Fund” on pg. 45:

Liquidity and Valuation Risk.  In certain circumstances, it may be difficult for the Fund to purchase and sell particular investments within a reasonable time at a fair price. To the extent that there is not an established liquid market for instruments in which the Fund may invest, trading in such instruments may be relatively inactive. In addition, during periods of reduced market liquidity or in the absence of readily available market quotations for particular investments in the Fund’s portfolio, the ability of the Fund to assign an accurate daily value to these investments may be difficult.

The following replaces “Currency Risk” under the sub-heading “Balanced Fund” on pg. 45:

Currency Risk. The Fund’s indirect and direct exposure to foreign currencies subjects the Fund to the risk that those currencies will decline in value relative to the U.S. Dollar, which would cause a decline in the U.S. value of the holdings of the Fund. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates and the imposition of currency controls or other political, economic and tax developments in the U.S. or abroad.

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The following replaces “Foreign Investment Risk” under the sub-heading “Balanced Fund” on pg. 46:

Foreign Securities Risk. Investing in foreign issuers may involve certain risks not typically associated with investing in securities of U.S. issuers due to increased exposure to foreign economic, political and legal developments, including favorable or unfavorable changes in currency exchange rates, exchange control regulations (including currency blockage), expropriation or nationalization of assets, imposition of withholding taxes on payments, and possible difficulty in obtaining and enforcing judgments against foreign entities. Furthermore, issuers of foreign securities and obligations are subject to different, often less comprehensive, accounting, reporting and disclosure requirements than domestic issuers. The securities and obligations of some foreign companies and foreign markets are less liquid and at times more volatile than comparable U.S. securities, obligations and markets. Securities markets in foreign countries often are not as developed, efficient or liquid as securities markets in the United States, and therefore, the prices of foreign securities can be more volatile. Certain foreign countries may impose restrictions on the ability of issuers to make payments of principal and interest to investors located outside the country. In the event of nationalization, expropriation or other confiscation, the entire investment in a foreign security could be lost. Foreign brokerage commissions and other fees are also generally higher than in the United States. There are also special tax considerations which apply to securities and obligations of foreign issuers and securities and obligations principally traded overseas. These risks may be more pronounced to the extent that the Fund or the Wilshire International Equity Fund invests a significant amount of assets in companies located in one country or geographic region, in which case the Fund may be more exposed to regional economic risks, and to the extent that the Fund or the Wilshire International Equity Fund invests in securities of issuers in emerging markets. Investments in U.S. dollar-denominated securities of foreign issuers are also subject to many of the risks described above regarding securities of foreign issuers denominated in foreign currencies.

The following replaces “Emerging Market Risk” under the sub-heading “Balanced Fund” on pg. 46:

Emerging Market Risk. Foreign investment risk may be particularly high to the extent the Fund invests, directly or through the Wilshire International Equity Fund, in securities of issuers based in countries with developing economies (i.e., emerging markets). These securities may present market, credit, currency, liquidity, legal, political and other risks different from, or greater than, the risks of investing in developed foreign (non-U.S.) countries.

The following replaces the eighth paragraph under the sub-heading “Balanced Fund” on pg. 46:
An investor in the Balanced Fund should understand that alternatively he or she could allocate investments directly to the Large Company Growth Portfolio, the Large Company Value Portfolio, the Small Company Growth Portfolio, the Small Company Value Portfolio and the Wilshire International Equity Fund. By investing indirectly in the Large Company Growth Portfolio, the Large Company Value Portfolio, the Small Company Growth Portfolio, the Small Company Value Portfolio and the Wilshire International Equity Fund through the Balanced Fund, an investor bears not only his or her proportionate share of certain expenses of the Balanced Fund (such as operating costs), but also, indirectly, similar expenses of the Large Company Growth Portfolio, the Large Company Value Portfolio, the Small Company Growth Portfolio, the Small Company Value Portfolio and the Wilshire International Equity Fund.

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The following replaces “Foreign Securities” and “High-Yield (High-Risk) Securities” under the heading “Additional Investments And Related Risks” on pg. 59:

Foreign Securities. The International Equity Fund, the Income Fund, the Wilshire International Equity Fund, the Small Cap Fund, the Socially Responsible Fund and the Balanced Fund may invest in foreign securities. Investing outside the United States involves economic and political considerations not typically applicable to U.S. markets. These considerations, which may favorably or unfavorably affect a Fund’s investment performance, include, but are not limited to, changes in exchange rates and exchange rate controls (which may include suspension of the ability to transfer currency from a given country), costs incurred in conversions between currencies, nonnegotiable brokerage commissions, different accounting standards, lower trading volume and greater market volatility, the difficulty of enforcing obligations in other countries, less securities regulation, different tax provisions (including withholding on interest and dividends paid to a Fund or the Wilshire International Equity Fund), war, expropriation, political and social instability and diplomatic developments. Further, the settlement period of securities transactions in foreign markets may be longer than in domestic markets. These considerations generally are heightened in developing countries. For example, the possibility of political upheaval and the dependence on foreign economic assistance may be greater in these countries than in developed countries. Wilshire and the subadvisers seek to mitigate the risks associated with these considerations through diversification and active professional management.

High-Yield (High-Risk) Securities. The Income Fund and Balanced Fund may invest in fixed income or convertible securities rated lower than “Baa” by Moody’s or “BBB” by S&P, or unrated securities of comparable quality, which are commonly referred to as “junk bonds” or “high-yield/high-risk” securities. These securities are considered speculative and generally involve a higher risk of loss of principal and income than higher-rated, investment grade securities. The value of these securities generally fluctuates more than those of higher-rated securities. The value of high-yield, high-risk securities may also be influenced by the bond market’s perception of an issuer’s credit quality or its outlook for economic growth. As with any other asset in the Fund’s portfolio, any reduction in the value of such securities would be reflected in the net asset value of the Fund. In addition, a fund that invests in lower-quality securities may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal and interest on its holdings. As a result of the associated risks, successful investments in high-yield (high-risk) securities will be more dependent on the subadvisers’ credit analysis than generally would be the case with investments in investment grade securities. Lower-quality securities tend to be less liquid than higher-quality debt securities because the market for them is not as broad or active. The lack of a liquid secondary market may have an adverse effect on market price and the Fund’s ability to sell particular securities.

The following replaces “Illiquid Securities,” “Adjustable Rate Mortgage Securities,” “Options and Futures Contracts” and “When-Issued Purchases and Forward Commitments” under the heading “Additional Investments And Related Risks” on pg. 60:

Illiquid Securities. Variable and floating rate instruments that cannot be disposed of within seven days and repurchase agreements and time deposits that do not provide for payment within seven days after notice, without taking a reduced price, are subject to the following limits. Each of the Small Cap Fund, the International Equity Fund, the Wilshire International Equity Fund and the Socially Responsible Fund may invest up to 15% of its net assets in illiquid securities, including repurchase agreements maturing in more than seven days. Each of the Balanced Fund and the Income Fund may invest up to 10% of its net assets in illiquid securities and may not invest in “restricted securities” except for Rule 144A securities. The Small Cap Fund, the International Equity Fund, the Wilshire International Equity Fund, the Socially Responsible Fund, the Balanced Fund, and Income Fund may purchase securities which are not registered under the Securities Act of 1933 (the “1933 Act”) but which can be sold to “qualified institutional buyers” in accordance with Rule 144A under the 1933 Act if they are determined to be liquid. Any such security will be considered liquid so long as it is determined by a subadviser that an adequate trading market exists for that security. This investment practice could have the effect of increasing the level of illiquidity in a Fund or the Wilshire International Equity Fund during any period that qualified institutional buyers become uninterested in purchasing these restricted securities. The Equity Fund may not invest in illiquid or restricted securities or securities not fully marketable. If a Fund or the Wilshire International Equity Fund exceeds the limits specified above, the Fund will take prompt steps to reduce its holdings in illiquid securities.

25

Adjustable Rate Mortgage Securities. The Income Fund and Balanced Fund may invest in adjustable rate mortgage securities. Adjustable rate mortgage securities are pass-through mortgage securities collateralized by mortgages with adjustable rather than fixed rates.

Options and Futures Contracts. The Income Fund, the Small Cap Fund, the International Equity Fund, the Socially Responsible Fund and the Balanced Fund may invest in options and futures. The Equity Fund may invest in futures. Options are the right, but not the obligation to buy or sell a specified amount of securities or other assets on or before a fixed date. Futures contracts are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. The Income Fund, Small Cap Fund, International Equity Fund, the Balanced Fund, and Socially Responsible Fund may write covered call options, buy put options, buy call options and write secured put options for the purpose of hedging or earning additional income, which may be deemed speculative or, with respect to the International Equity Fund, cross-hedging. The Small Cap Fund, International Equity Fund, the Balanced Fund, and Socially Responsible Fund may also invest in financial futures contracts and options on futures contracts to commit funds awaiting investment in securities or maintain cash liquidity or for other risk management purposes.

When-Issued Purchases and Forward Commitments. The Equity Fund, the Small Cap Fund, the International Equity Fund, the Wilshire International Equity Fund, the Socially Responsible Fund, the Income Fund and the Balanced Fund each may purchase securities on a “when-issued” basis and may purchase or sell securities on a “forward commitment” basis. These transactions involve a commitment by a Fund to purchase or sell particular securities with payment and delivery taking place at a future date (perhaps one or two months later), and permit a Fund to lock in as price or yield on a security it owns or intends to purchase, regardless of future changes in interest rates. When-issued and forward commitment transactions involve the risk, however, that the price or yield obtained in a transaction may be less favorable than the price or yield available in the market when the securities delivery takes place. The Funds generally do not intend to engage in when-issued purchases and forward commitments for speculative purposes but only in furtherance of their investment objectives.

The following replaces “Warrants” under the heading “Additional Investments And Related Risks” on pg. 61:

Warrants. The Small Cap Fund, Income Fund and Balanced Fund may invest in warrants, which are securities giving the holder the right, but not the obligation, to buy the stock of an issuer at a given price (generally higher than the value of the stock at the time of issuance) during a specified period or perpetually. Warrants do not carry with them the right to dividends or voting rights with respect to the securities that they entitle their holder to purchase and they do not represent any rights in the assets of the issuer. The value of a warrant does not necessarily change with the value of the underlying securities and a warrant ceases to have value if it is not exercised prior to its expiration date.

26

The following replaces the first paragraph under the heading “The Subadvisers” on pg. 64:

Each subadviser serves pursuant to a sub-advisory agreement with Wilshire. Wilshire uses a “manager of managers” approach for all the Funds. With respect to the Balanced Fund, Wilshire also invests in underlying funds that allocate their assets among one or more “specialist” subadvisers.  A portion of the Balanced Fund is managed by Guggenheim. The assets of the Equity Fund are managed by Santa Barbara and TWIN. The assets of the Income Fund are managed by Western Asset and WAML. WAML will manage the Income Fund’s assets allocated by Western Asset to foreign securities. Los Angeles Capital and Ranger serve as the subadvisers for the Small Cap Fund. WCM and Thomas White serve as the subadvisers for the International Equity Fund. ClearBridge serves as the subadviser for the Socially Responsible Fund. A portion of the Equity Fund’s assets are allocated to the Large Company Growth Portfolio and the Large Company Value Portfolio. See information on the Large Company Growth Portfolio and the Large Company Value Portfolio for the relevant subadvisers of those portfolios. A portion of the Balanced Fund’s assets are allocated to the Large Company Growth Portfolio, the Large Company Value Portfolio, the Small Company Growth Portfolio, the Small Company Value Portfolio and the Wilshire International Equity Fund. See information on the Large Company Growth Portfolio, the Large Company Value Portfolio, the Small Company Growth Portfolio, the Small Company Value Portfolio and the Wilshire International Equity Fund for the relevant subadvisers of the those funds. A portion of the International Equity Fund’s assets are allocated to the Wilshire International Equity Fund. See information on the Wilshire International Equity Fund for the relevant subadvisers for that fund. A portion of the Small Cap Fund’s assets are allocated to the Small Company Growth Portfolio and the Small Company Value Portfolio. See information on the Small Company Growth Portfolio and the Small Company Value Portfolio for the relevant subadvisers of those funds.

The following supplements the information on page 64 under the heading “The Subadvisers”:

Guggenheim

Wilshire entered into a subadvisory agreement with Guggenheim, effective on or about July 8, 2014, to manage a portion of the Balanced Fund, subject to supervision of Wilshire and the Board.  Guggenheim is a Delaware limited liability company formed on September 29, 2005, and its principal address is 100 Wilshire Boulevard, Suite 500, Santa Monica, California 90401. Guggenheim is registered with the U.S. Securities and Exchange Commission and generally provides investment advice to institutional clients through separate accounts and registered and unregistered pooled investment vehicles.  Guggenheim had approximately $129.5 billion in assets under management as of April 30, 2014.

Guggenheim’s portion of the Balanced Fund is team-managed by members of Guggenheim’s portfolio management team consisting of B. Scott Minerd, Anne B. Walsh, CFA, JD, James W. Michal, and Stephen H. Brown, CFA.

B. Scott Minerd is Global Chief Investment Officer of Guggenheim. Mr. Minerd joined Guggenheim in 1999 and is a founding Managing Partner at Guggenheim.

Anne B. Walsh, CFA, JD is Senior Managing Director and Assistant Chief Investment Officer, Fixed Income at Guggenheim. Ms. Walsh joined Guggenheim in 2007.

James W. Michal is Managing Director and Portfolio Manager at Guggenheim.  Mr. Michal joined Guggenheim in 2008.

Steven H. Brown, CFA is Director and Portfolio Manager at Guggenheim. Mr. Brown joined Guggenheim in 2010. Prior to joining Guggenheim, Mr. Brown held roles within treasury services and structured products at ABN AMRO and Bank of America in Chicago and London.

27

The following replaces the first paragraph under the heading “Distribution and Shareholder Services Plan” on pg. 69:

The Funds have adopted a plan under Rule 12b-1 of the 1940 Act that provides for a fee of 0.25% of each Fund’s average net assets payable to SEI Investments Distribution Co. (the “Distributor”) to compensate the Distributor for distribution and other services provided to shareholders.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE FUND’S
PROSPECTUS FOR FUTURE REFERENCE.

WIL-SK-027-0100

28

IMPORTANT NOTICE TO SHAREHOLDERS

Wilshire Variable Insurance Trust (the “Trust”)
Equity Fund (the “Fund”)

Supplement dated June 27, 2014 to the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information dated May 1, 2014, with respect to the Fund

On June 20, 2014, the Board of Trustees of the Trust determined that it was in the best interests of the Fund to redeem shares of the Fund held by the public holders effective September 5, 2014.

At any time prior to September 5, 2014, public holders of shares of the Fund may redeem their shares of the Fund and receive the net asset value thereof, pursuant to the procedures set forth in the “Redemption of Equity Fund Shares by Existing Public Shareholders” section of the Fund’s Prospectus. Public holders of shares of the Fund that remain invested in the Fund on September 5, 2014 will be automatically redeemed on September 5, 2014.

Whether you sell your shares or are automatically redeemed on September 5, 2014, you will generally recognize a capital gain (or loss) equal to the amount you receive for your shares above (or below) your adjusted cost basis in such shares.

You should consult with your tax advisor on the consequences of this redemption to you.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT
FOR FUTURE REFERENCE.

WIL-SK-026-0100

IMPORTANT NOTICE TO SHAREHOLDERS

Wilshire Variable Insurance Trust (the “Trust”)
Equity Fund
Income Fund
International Equity Fund
Small Cap Fund
Socially Responsible Fund
(the “Funds”)

Supplement dated June 27, 2014 to the Funds’ Summary Prospectuses, Prospectus and Statement of Additional Information dated May 1, 2014, with respect to the Funds

On May 16, 2014, the Board of Trustees of the Trust approved the mergers of the Equity Fund, Income Fund, International Equity Fund, Small Cap Fund and Socially Responsible Fund (the “Acquired Funds”) into the Balanced Fund. Each merger is subject to approval by shareholders of each Acquired Fund. During the third quarter of 2014, shareholders of each Acquired Fund will receive a combined prospectus/proxy statement that will contain additional information about the mergers and voting instructions.

If the proposed mergers are approved by shareholders of the Acquired Funds, the Acquired Funds will transfer their assets to the Balanced Fund and the Balanced Fund will assume the liabilities of the Acquired Funds. On the closing date of the merger Acquired Fund shareholders will receive shares of the Balanced Fund.

If approved by shareholders, the mergers are expected to be effective in the third quarter of 2014.

Effective September 19, 2014, shares of the Acquired Funds will no longer be offered to new shareholders, and shareholders of any other series of the Trust will not be able to exchange their shares of such series for shares of the Acquired Funds.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT
FOR FUTURE REFERENCE.

WIL-SK-025-0100

Prospectus		May 1, 2014
W I L S H I R E
VARIABLE INSURANCE TRUST
Equity Fund (HORMX) Balanced Fund Income Fund Small Cap Fund International Equity Fund Socially Responsible Fund
Shares of Wilshire Variable Insurance Trust are sold only as the underlying investment for variable annuity contracts issued by insurance companies.
Wilshire Variable Insurance Trust 1299 Ocean Avenue, Suite 700 Santa Monica, CA 90401
The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

FUND SUMMARIES

Equity Fund
Investment Objective

The Equity Fund (the “Fund”) seeks long-term capital growth. As a secondary objective, the Fund seeks conservation of principal and production of income.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The table below does not reflect expenses that apply to separate accounts or related annuity contracts, and if such expenses were reflected, fees would be higher.

Annual Fund Operating Expenses* (expenses that you pay each year as a percentage of the value of your investment):

Management Fee	0.23%
Distribution and Service (12b-1) Fees	0.25%
Other Expenses	0.23%
Acquired Fund Fees and Expenses**	0.69%
Total Annual Fund Operating Expenses	1.40%

*
The Fund’s shareholders indirectly bear, pro rata, the expenses of the Fund’s assets invested in the Large Company Growth Portfolio and the Large Company Value Portfolio. These indirect expenses are based on actual expense ratios for the Large Company Growth Portfolio and the Large Company Value Portfolio. The Management Fee charged to the Fund (0.70%) is based on the average daily net assets of the Fund that are not invested in the Large Company Growth Portfolio and the Large Company Value Portfolio. The Fund’s investments in the Large Company Growth Portfolio and the Large Company Value Portfolio are not reflected in the Fund’s expense ratio as shown in the Financial Highlights table of this Prospectus. In addition, the Management Fee shown above is restated based upon the Fund's current allocation of the Fund’s underlying fund investments in accordance with its change in investment strategy effective April 2, 2013. Future reallocation of the Fund’s investments in underlying funds could change the Management Fee.

**
Acquired Fund Fees and Expenses are restated to reflect the Fund’s current allocations to underlying fund investments in accordance with its change in investment strategy effective April 2, 2013. Future reallocation of such investments could change Acquired Fund Fees and Expenses.

Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The example does not reflect expenses that apply to separate accounts or related annuity contracts, and if such expenses were reflected, fees would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$143	$443	$766	$1,680

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 241% of the average value of its portfolio.

3

Principal Investment Strategies

The Fund invests, under normal circumstances, at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities. The Fund ordinarily invests in common stocks of domestic companies and in other affiliated and non-affiliated equity investment companies, including the Large Company Growth Portfolio and the Large Company Value Portfolio. As a matter of investment policy, the Fund expects to invest 0% to 50% of its assets in the Large Company Value Portfolio and 0% to 50% of its assets in the Large Company Growth Portfolio, but no more than 70% in both funds on a combined basis. The operating companies in which the Fund invests vary in size and operating history, they may or may not be listed on a stock exchange and they may be in any industry.

Included within the definition of “domestic companies” are companies that are not incorporated in the U.S. but have one or more of the following attributes: principal place of business in the U.S.; substantial portion of income derived from activities in the U.S.; equity securities traded on a major U.S. stock exchange or included in a recognized index of U.S. stocks; or financial statements that comply with U.S. accounting standards. Thus, securities of these issuers are not subject to the 10% limitation on securities of foreign issuers. The Fund may, at times, have minimal exposure to non-domestic companies which do not satisfy these criteria.

The Fund uses a multi-manager strategy with subadvisers who may employ different strategies. Santa Barbara Asset Management, LLC (“Santa Barbara”) and TWIN Capital Management, Inc. (“TWIN”) each manage a portion of the Fund’s portfolio. Santa Barbara employs a Dividend Growth strategy in managing its portion of the Fund’s portfolio which takes a long-term investment approach, seeking to invest in companies that have sustainable business models selling at attractive valuations. TWIN employs a quantitative multi-factor stock selection model in managing its portion of the portfolio to purchase large and middle capitalization equity securities that TWIN believes are undervalued, have rising expected earnings, display recent price gains and exhibit more stable and sustainable earnings relative to peer group stocks.

The following describes the types of securities in which the Large Company Growth Portfolio is permitted to invest:

•	The Large Company Growth Portfolio focuses on the large company growth segment of the U.S. equity market.

•	The Large Company Growth Portfolio invests substantially all of its assets in common stock of companies with large market capitalizations—generally greater than $10 billion at the time of purchase.

•
The Large Company Growth Portfolio invests in companies that historically have above average earnings or sales growth and retention of earnings, often such companies have above average price to earnings ratios.

•	The Large Company Growth Portfolio uses a multi-manager strategy with multiple subadvisers who employ different strategies.

The following describes the types of securities in which the Large Company Value Portfolio is permitted to invest:

•	The Large Company Value Portfolio focuses on the large company value segment of the U.S. equity market.

•	The Large Company Value Portfolio invests substantially all of its assets in the common stock companies with large market capitalizations—generally greater than $10 billion at the time of purchase.

•
The Large Company Value Portfolio invests, generally, in companies with relatively low price to book value ratios, low price to earnings ratios and higher than average dividend yields (which means that their prices are low relative to the size of their dividends).

•	The Large Company Value Portfolio uses a multi-manager strategy with multiple subadvisers who employ different strategies.

4

Principal Risks

You may lose money by investing in the Fund. By investing in the Fund, an investor also assumes the same types of risks, either indirectly or directly, as investing in the Large Company Growth Portfolio and the Large Company Value Portfolio. Investing in the Fund involves the following principal risks:

Equity Risk. The principal risk of investing in the Fund, the Large Company Growth Portfolio and the Large Company Value Portfolio is equity risk. This is the risk that the prices of stocks held by the Fund, the Large Company Growth Portfolio and the Large Company Value Portfolio will change due to general market and economic conditions, perceptions regarding the industries in which the companies participate, and each company’s particular circumstances. Equity investments, including common stocks, tend to be more volatile than bonds and money market instruments. The value of the Fund’s shares will go up and down due to movement in the collective returns of the individual securities held by the Fund. Because common stocks are subordinate to preferred stocks in a company’s capital structure, in a company liquidation, the claims of secured and unsecured creditors and owners of bonds and preferred stocks take precedence over the claims of common stock shareholders.

Market Risk. For equity securities, stock market movements will affect the Fund’s, the Large Company Growth Portfolio’s and the Large Company Value Portfolio’s share price on a daily basis. Declines in value are possible because of declines in the stock market in general or because of a decline in the specific securities held by the Fund, the Large Company Growth Portfolio or the Large Company Value Portfolio. There is also the possibility that the price of the security will fall because the market perceives that there is or will be a deterioration in the fundamental value of the issuer or poor earnings performance by the issuer. Market risk may affect a single company, industry, sector or the market as a whole. For debt securities, the market value of a security may move up and down, sometimes rapidly and unpredictably. Market risk may affect a single issuer, an industry, a sector or the bond market as a whole.

Style Risk. The risk of investing in the Large Company Growth Portfolio or the Large Company Value Portfolio is the risk that the portfolios’ growth or value styles will perform poorly or fall out of favor with investors. For example, at times the market may favor large capitalization stocks over small capitalization stocks, value stocks over growth stocks, or vice versa.

Recent Market Events Risk. Over the past several years, the global financial crisis has caused a significant decline in the value and liquidity of many securities and unprecedented volatility in the markets.

Governmental and non-governmental issuers (notably in Europe) have defaulted on, or been forced to restructure their debts; and many other issuers have faced difficulties obtaining credit or refinancing existing obligations. These market conditions may continue, worsen or spread, including in the United States, Europe and elsewhere. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. In response to the crisis, the U.S. government and the Federal Reserve, as well as certain foreign governments and their central banks have taken steps to support financial markets, including by keeping interest rates low. The withdrawal of this support, failure of efforts in response to the crisis, or investor perception that such efforts are not succeeding could negatively affect financial markets generally as well as reduce the value and liquidity of certain securities.

Multi-Managed Fund Risk. The Fund, the Large Company Growth Portfolio and the Large Company Value Portfolio are multi-managed funds with multiple subadvisers who employ different strategies. As a result, the Equity Fund, the Large Company Growth Portfolio and the Large Company Value Portfolio may have buy and sell transactions in the same security on the same day.

Asset Allocation Risk. Although asset allocation among different asset categories and investment strategies generally reduces risk and exposure to any one category or strategy, the risk remains that the Adviser may favor an asset category or investment strategy that performs poorly relative to other asset categories and investment strategies.

Foreign Investment Risk. Foreign investments often involve risks such as political instability, differences in financial reporting standards and less stringent regulation of securities markets. These risks are magnified in less-established, emerging markets.

5

Preferred Stock Risk. Preferred stocks are typically subordinated to bonds and other debt instruments in a company’s capital structure, in terms of priority to corporate income, and therefore will be subject to greater credit risk than payments on debt securities. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Portfolio Turnover Risk. A fund that trades aggressively will experience high portfolio turnover and relatively high brokerage and other transaction costs. Such transaction costs may lower a fund’s effective investment return.

Performance

The information below provides an illustration of how the Fund’s performance has varied over time. The bar chart and table provide some indication of the risks of investing in the Fund by showing the changes in the Fund’s investment performance from year to year during the periods indicated and by showing how the average annual total returns for the one-, five- and ten-year periods compare with a broad-based securities market index. The total return figures do not reflect expenses that apply to the separate account or related annuity contracts. The inclusion of these charges would reduce the total return figures for all periods shown. The Fund’s past investment performance does not necessarily indicate how it will perform in the future.

Calendar Year Returns

During the periods shown in the bar chart, the highest return for a quarter was 15.12% (quarter ended 9/30/09) and the lowest return for a quarter was (22.46)% (quarter ended 12/31/08).

Average Annual Total Returns
(periods ended December 31, 2013)

	1 year	5 years	10 years
Equity Fund	30.36%	14.89%	5.25%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	32.39%	17.94%	7.40%

6

Management

Adviser

Wilshire Associates Incorporated

Subadvisers and Portfolio Managers

Santa Barbara

James Boothe, Chief Investment Officer of Santa Barbara, is the Portfolio Manager of Santa Barbara’s portion of the Equity Fund. Mr. Boothe has served as Portfolio Manager for the Fund since April 2013.

TWIN

Geoffrey Gerber, President and Chief Investment Officer of TWIN and Portfolio Manager of TWIN’s portion of the Equity Fund. Mr. Gerber has served as Portfolio Manager for the Fund since April 2013.

Christopher Erfort, Senior Vice President of TWIN and Portfolio Manager of TWIN’s portion of the Equity Fund. Mr. Erfort has served as Portfolio Manager for the Fund since April 2013.

Tax Information

While the Fund expects to make distributions of income and/or capital gains, if any, annually, individual investors do not own shares of the Fund directly (with the exception of the public shareholders of the Fund). Rather, shares of the Fund are sold through separate accounts of the insurance company from which an investor has purchased a variable annuity, variable life insurance contract, and/or retirement plan. An investor should refer to the prospectus for the variable annuity or variable life insurance contract or to the retirement plan documents for tax information regarding those products.

Financial Intermediary Compensation

Shares of the Fund are only sold to insurance company separate accounts. The Fund or its distributor may pay the insurance companies (or their affiliates) or other financial intermediaries for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the insurance companies (or their affiliates) or other financial intermediaries to recommend the Fund over another investment. Please contact your insurance company for more information.

7

Balanced Fund
Investment Objective

The Balanced Fund (the “Fund”) seeksto realize a high long-term total rate of return consistent with prudent investment risks. Total rate of return consists of current income, which includes dividends, interest, discount accruals and capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The table below does not reflect expenses that apply to separate accounts or related annuity contracts, and if such expenses were reflected, fees would be higher.

Annual Fund Operating Expenses* (expenses that you pay each year as a percentage of the value of your investment):

Management Fees	0.00%
Distribution and Service (12b-1) Fees	0.16%
Other Expenses	0.18%
Acquired Fund Fees and Expenses**	1.16%
Total Annual Fund Operating Expenses	1.50%

*
The Fund’s shareholders indirectly bear, pro rata, the expenses of the Income Fund, the Large Company Growth Portfolio, the Large Company Value Portfolio, the Small Company Growth Portfolio, the Small Company Value Portfolio and the Wilshire International Equity Fund. These indirect expenses are based on actual expense ratios for the Income Fund, the Large Company Growth Portfolio, the Large Company Value Portfolio, the Small Company Growth Portfolio, the Small Company Value Portfolio and the Wilshire International Equity Fund. The Income Fund, the Large Company Growth Portfolio, the Large Company Value Portfolio, the Small Company Growth Portfolio, the Small Company Value Portfolio and the Wilshire International Equity Fund fees and expenses are not reflected in the Fund’s expense ratio as shown in the Financial Highlights table of this Prospectus. In addition, the Management Fee shown above is restated based upon the Fund's current allocation of the Fund’s underlying fund investments in accordance with its change in investment strategy effective April 2, 2013. Future reallocation of the Fund’s investments in underlying funds could change the Management Fee.

**
Acquired Fund Fees and Expenses are estimated based upon the Fund’s current allocations to underlying fund investments. Future reallocation of such investments could change Acquired Fund Fees and Expenses.

Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The example does not reflect expenses that apply to separate accounts or related annuity contracts, and if such expenses were reflected, fees would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$153	$474	$818	$1,791

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 151% of the average value of its portfolio.

8

Principal Investment Strategies

The Fund will invest in underlying affiliated funds (the “Underlying Funds”) and may invest in direct investments, including but not limited to exchange-traded products (“ETPs”), which include both exchange-traded funds and exchange-traded notes.

Underlying Funds include mutual funds advised by Wilshire Associates, Inc., the Fund's investment adviser (the “Adviser”), and currently include the Income Fund, the Large Company Growth Portfolio, the Large Company Value Portfolio, the Small Company Growth Portfolio, the Small Company Value Portfolio and the Wilshire International Equity Fund. Under normal circumstances, the Fund’s target asset mix is 65% equity securities and 35% fixed income securities, with a range of 50% to 75% in equity securities and a range of 25% to 50% in fixed income securities.

Under normal market conditions, the Fund invests in a diversified portfolio of global debt and equity securities of which at least 40% of the Fund’s net assets will be invested in non-U.S. investments and in at least three different countries. The Fund normally invests at least 25% of its assets in fixed income securities and at least 25% of its assets in equity securities. The Fund seeks income by investing in a combination of corporate, agency and government bonds and other debt securities of any maturity issued in numerous countries, including emerging markets countries. The Fund may also invest in high-yield bonds rated below investment grade credit quality. The Fund seeks capital appreciation by investing in equity securities of companies from a variety of industries located anywhere in the world, including emerging markets.

The following describes the types of securities in which the Income Fund is permitted to invest:

Principal Investment Strategies

The Income Fund invests, under normal circumstances, at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in fixed income securities. These securities are primarily investment grade fixed income securities, including government and corporate securities, mortgage and asset-backed securities, which are generally pass-through securities.

The Income Fund invests at least 75% of its total assets in:

•
investment grade, publicly offered debt securities, including mortgage-backed and other asset-backed securities (within the four highest ratings as determined by Moody’s Investors Service (“Moody’s”), Standard & Poor’s (“S&P”) or an equivalent rating at the time of purchase)

•	securities issued or guaranteed by the U.S. government or its agencies, including obligations issued or guaranteed by U.S., local, city and state government and agencies

•
high quality commercial paper (within the two highest grades as determined by both Moody’s and S&P or an equivalent rating), certificates of deposit, bankers’ acceptances, repurchase and reverse repurchase agreements, time deposits with maturities less than seven days and cash or cash equivalents

•
high grade U.S. dollar-denominated debt obligations of foreign governments, foreign corporations, foreign branches of U.S. banks and foreign banks (limited to the four highest ratings as determined by Moody’s, S&P or an equivalent rating at the time of purchase and to 15% of the Fund’s total assets)

•
highest quality non-U.S. dollar-denominated debt obligations of foreign issuers (limited to the four highest ratings as determined by Moody’s, S&P or an equivalent rating at the time of purchase) and do not exceed 20% of the Fund’s total assets and up to 10% of the Income Fund’s total assets may be invested in non-U.S. denominated investments via foreign currency transactions and unhedged foreign currency denominated bonds.

Generally, the average duration of the U.S. portion of the Income Fund will range within 25% of the Barclays U.S. Aggregate Bond Index’s duration. There are no maximum maturity limits on individual securities. For defensive purposes, the duration and maturity of the Income Fund may be shortened. The Income Fund will maintain a high grade average quality for the portfolio (third highest rating as determined by Moody’s, S&P or an equivalent rating).

9

Up to 25% of the Income Fund’s total assets may be invested in securities not described above, including preferred stock, convertible securities, securities carrying warrants to purchase equity securities, U.S. dollar denominated and non-U.S. dollar denominated debt obligations of U.S. and non-U.S. issuers, including emerging market issuers, rated below BBB (by Moody’s, S&P or an equivalent rating) and derivatives.

The following describes the types of securities in which the Large Company Growth Portfolio is permitted to invest:

•	The Large Company Growth Portfolio focuses on the large company growth segment of the U.S. equity market.

•	The Large Company Growth Portfolio invests substantially all of its assets in common stock of companies with large market capitalizations—generally greater than $10 billion at the time of purchase.

•
The Large Company Growth Portfolio invests in companies that historically have above average earnings or sales growth and retention of earnings, often such companies have above average price to earnings ratios.

•	The Large Company Growth Portfolio uses a multi-manager strategy with multiple subadvisers who employ different strategies.

The following describes the types of securities in which the Large Company Value Portfolio is permitted to invest:

•	The Large Company Value Portfolio focuses on the large company value segment of the U.S. equity market.

•	The Large Company Value Portfolio invests substantially all of its assets in the common stock companies with large market capitalizations—generally greater than $10 billion at the time of purchase.

•
The Large Company Value Portfolio invests, generally, in companies with relatively low price to book value ratios, low price to earnings ratios and higher than average dividend yields (which means that their prices are low relative to the size of their dividends).

•	The Large Company Value Portfolio uses a multi-manager strategy with multiple subadvisers who employ different strategies.

The following describes the types of securities in which the Small Company Growth Portfolio is permitted to invest:

•	The Small Company Growth Portfolio focuses on the small company growth segment of the U.S. equity market.

•
The Small Company Growth Portfolio invests substantially all of its assets in the common stock of companies with smaller market capitalizations—which is generally less than $3 billion at the time of purchase.

•
The Small Company Growth Portfolio invests in companies that historically have above average earnings or sales growth and retention of earnings, often such companies have above average price to earnings ratios.

•	The Small Company Growth Portfolio invests in small-cap companies that may still further develop.

•	The Small Company Growth Portfolio uses a multi-manager strategy with multiple subadvisers who employ different strategies.

The following describes the types of securities in which the Small Company Value Portfolio is permitted to invest:

•	The Small Company Value Portfolio focuses on the small company value segment of the U.S. equity market.

•
The Small Company Value Portfolio invests substantially all of its assets in the common stock of companies with smaller market capitalizations—which is generally less than $3 billion at the time of purchase.

•	The Small Company Value Portfolio invests, generally, in companies with relatively low price to book value ratios, low price to earnings ratios and relatively high dividend yields.

•	The Small Company Value Portfolio invests in small-cap companies that may still further develop.

•	The Small Company Value Portfolio uses a multi-manager strategy with multiple subadvisers who employ different strategies.

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The following describes the types of securities in which the Wilshire International Equity Fund is permitted to invest:

The Wilshire International Equity Fund invests, under normal circumstances, at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities. The Wilshire International Equity Fund invests in companies organized outside the United States. Since the Wilshire International Equity Fund invests in companies of any size, it may at times invest in small-cap companies. The Wilshire International Equity Fund intends to diversify investments among several countries and to have represented in its holdings business activities in not less than three different countries. The Wilshire International Equity Fund invests primarily in equity securities of established companies that the subadvisers believe have favorable characteristics and that are listed on foreign exchanges. The Wilshire International Equity Fund may invest up to 35% of its net assets in emerging market securities, including ETFs. The Wilshire International Equity Fund may also invest in fixed-income securities of foreign governments and companies. The Wilshire International Equity Fund uses a multi-manager strategy with subadvisers who may employ different strategies.

Principal Risks

You may lose money by investing in the Fund. By investing in the Fund, an investor also assumes the same types of risks, either directly, or indirectly, as investing in the Income Fund, the Large Company Growth Portfolio, the Large Company Value Portfolio, the Small Company Growth Portfolio, the Small Company Value Portfolio and the Wilshire International Equity Fund. Investing in the Fund involves the following principal risks:

Asset Allocation Risk. Although asset allocation among different asset categories and investment strategies generally reduces risk and exposure to any one category or strategy, the risk remains that the Adviser may favor an asset category or investment strategy that performs poorly relative to other asset categories and investment strategies.

Equity Risk. The principal risk of investing in the Large Company Growth Portfolio, the Large Company Value Portfolio, the Small Company Growth Portfolio, the Small Company Value Portfolio and the Wilshire International Equity Fund is equity risk. This is the risk that the prices of stocks held by the Fund will change due to general market and economic conditions, perceptions regarding the industries in which the companies participate, and each company’s particular circumstances. Equity investments, including common stocks, tend to be more volatile than bonds and money market instruments. The value of the Fund’s shares will go up and down due to movement in the collective returns of the individual securities held by Fund. Because common stocks are subordinate to preferred stocks in a company’s capital structure, in a company liquidation, the claims of secured and unsecured creditors and owners of bonds and preferred stocks take precedence over the claims of common stock shareholders.

Credit Risk. For debt securities, credit risk is the possibility that an issuer or counterparty to a contract will fail to make timely payments of interest or principal to a fund. The credit risk of the Income Fund depends on the credit quality of its underlying securities. In general, for debt securities, the lower the credit quality of a fund’s securities, the higher a fund’s risk, all other factors such as maturity being equal.

Interest Rate Risk. For debt securities, interest rate risk is the possibility that the price will fall because of changing interest rates. In general, debt securities’ prices rise or fall inversely to changes in interest rates. If interest rates rise, bond prices generally fall; if interest rates fall, bond prices generally rise. In addition, for a given change in interest rates, longer-maturity bonds fluctuate more in price (gaining or losing more in value) than shorter-maturity bonds. There may be less governmental intervention in the securities markets in the near future. If so, it could cause an increase in interest rates, which would have a negative impact on fixed income securities and could negatively affect a fund's net asset value.

Prepayment Risk. Mortgage-backed securities are subject to the risk of unanticipated prepayments of principal with respect to mortgages in the security’s underlying pool of assets. While principal prepayments are passed through to the holders of the securities, prepayments also reduce the future payments on such securities and may reduce their value. Mortgage-backed securities are subject to the risk that an unexpected rise in interest rates will extend the life of a mortgage-backed security beyond the expected prepayment time, typically reducing the security’s value. Mortgage-backed securities are subject to the risk that an unexpected decline in interest rates will contract the life of a mortgage-backed security, thereby affecting its prepayment schedule, which may affect the value of the security.

11

Reinvestment Risk. During periods of falling interest rates, a debt security with a high stated interest rate may be prepaid (or “called”) prior to its expected maturity date. If, during periods of falling interest rates, a debt security with a high stated interest rate is called, the unanticipated proceeds would likely be invested at lower interest rates, and a fund’s income or yield may decline. Call provisions, which may lead to reinvestment risk, are most common for intermediate- and long-term municipal, corporate and mortgage-backed securities. To the extent securities subject to call were acquired at a premium, the potential for appreciation in the event of a decline in interest rates may be limited and may even result in losses.

Recent Market Events Risk. Over the past several years, the global financial crisis has caused a significant decline in the value and liquidity of many securities and unprecedented volatility in the markets.

Governmental and non-governmental issuers (notably in Europe) have defaulted on, or been forced to restructure their debts; and many other issuers have faced difficulties obtaining credit or refinancing existing obligations. These market conditions may continue, worsen or spread, including in the United States, Europe and elsewhere. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. In response to the crisis, the U.S. government and the Federal Reserve, as well as certain foreign governments and their central banks have taken steps to support financial markets, including by keeping interest rates low. The withdrawal of this support, failure of efforts in response to the crisis, or investor perception that such efforts are not succeeding could negatively affect financial markets generally as well as reduce the value and liquidity of certain securities.

This environment could make identifying investment risks and opportunities especially difficult for a subadviser, and whether or not a fund invests in securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value and liquidity of a fund’s investments may be negatively affected. In addition, policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time.

Portfolio Turnover Risk. A fund that trades aggressively will experience high portfolio turnover and relatively high brokerage and other transaction costs. Such transaction costs may lower a fund’s effective investment return.

Portfolio Strategy Risk. The investment performance of a fund is in part dependent upon a subadviser’s skill in making appropriate investments. To the extent that a fund’s investments differ from the portfolio represented by the benchmark, there exists the potential for volatility of the return of a fund relative to its index. As the industry and sector composition of the market or index changes over time, the implementation of a fund’s strategy can lead to substantial differences in the sector or industry allocation of a fund relative to the market or index.

Liquidity Risk. A fund may invest in certain securities that may be difficult or impossible to sell at a certain time and at a price that the Fund finds to be favorable. A fund may have to accept an unfavorable price, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on portfolio management or investment performance.

Currency Risk. Non U.S. dollar-denominated securities are subject to fluctuations in the exchange rates between the U.S. dollar and foreign currencies which may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign currency denominated investments, and may widen any losses.

Derivatives Risk. When a fund uses derivatives (securities whose value is based upon the value of another security or an index) to hedge positions in the portfolio, any loss generated by the derivative security should be substantially offset by gains on the hedged investment and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. To the extent that a derivative is not used as a hedge (i.e., for speculation), a fund is directly exposed to the potential gains and losses of that derivative. Gains and losses from non hedging derivative positions may be substantially greater than the derivative’s original cost. To the extent a fund uses derivatives, a fund will (to the extent required by applicable law) either segregate cash or liquid assets in the prescribed amounts or “cover” its future obligations under the transaction, such as by holding an offsetting investment.

12

Valuation Risk. A fund may invest in securities that are difficult to value and may inadvertently value certain of its securities at a higher price than the market will bear.

Foreign Investment Risk. Foreign investments often involve risks such as political instability, differences in financial reporting standards and less stringent regulation of securities markets. These risks are magnified in less-established, emerging markets.

Style Risk. The risk of investing in the Large Company Growth Portfolio, the Large Company Value Portfolio, the Small Company Growth Portfolio and the Small Company Value Portfolio is the risk that the portfolios’ growth or value styles will perform poorly or fall out of favor with investors. For example, at times the market may favor large capitalization stocks over small capitalization stocks, value stocks over growth stocks, or vice versa.

Multi-Managed Fund Risk. The Income Fund, the Large Company Growth Portfolio, the Large Company Value Portfolio, the Small Company Growth Portfolio, the Small Company Value Portfolio and the Wilshire International Equity Fund are multi-managed funds with multiple subadvisers who employ different strategies. As a result, the Income Fund, the Large Company Growth Portfolio, the Large Company Value Portfolio, the Small Company Growth Portfolio, the Small Company Value Portfolio and the Wilshire International Equity Fund may have buy and sell transactions in the same security on the same day.

ETF Risk. ETFs involve certain inherent risks generally associated with investments in a portfolio of common stocks, including the risk that the general level of stock prices may decline, thereby adversely affecting the value of each unit of the ETF. Moreover, an ETF may not fully replicate the performance of its benchmark index because of the temporary unavailability of certain index securities in the secondary market or discrepancies between the ETF and the index with respect to the weighting of securities or the number of stocks held. Investing in ETFs, which are investment companies, involves duplication of advisory fees and certain other expenses.

Emerging Market Risk. Foreign investment risk may be particularly high to the extent the Wilshire International Equity Fund invests in securities of issuers based in countries with developing economies (i.e., emerging markets). These securities may present market, credit, currency, liquidity, legal, political and other risks different from, or greater than, the risks of investing in developed foreign (non-U.S.) countries.

Small Cap Risk. Small-cap companies may lack the management experience, financial resources, product diversity and competitive strengths of larger companies, and may be traded less frequently. These companies may be in the developmental stage or may be older companies undergoing significant changes. Small-cap companies may also be subject to greater business risks and more sensitive to changes in economic conditions than larger more established companies. As a result, the prices of small-cap companies may rise and fall more sharply than larger capitalized companies.

Market Risk. For equity securities, stock market movements may affect a fund's share price on a daily basis. Declines in value are possible because of declines in the stock market in general or because of a decline in the specific securities held by a fund. There is also the possibility that the price of the security will fall because the market perceives that there is or will be a deterioration in the fundamental value of the issuer or poor earnings performance by the issuer. Market risk may affect a single company, industry, sector or the market as a whole. For debt securities, the market value of a security may move up and down, sometimes rapidly and unpredictably. Market risk may affect a single issuer, an industry, a sector or the bond market as a whole.

Large-Cap Company Risk. Larger, more established companies may be unable to attain the high growth rates of successful, smaller companies during periods of economic expansion.

13

Performance

The information below provides an illustration of how the Fund’s performance has varied over time. The bar chart and table provide some indication of the risks of investing in the Fund by showing the changes in the Fund’s investment performance from year to year during the periods indicated and by showing how the average annual total returns for the one-, five- and ten-year periods compare with a broad-based securities market index and additional indexes with characteristics relevant to the Fund. The total return figures do not reflect expenses that apply to the separate account or related annuity contracts. The inclusion of these charges would reduce the total return figures for all periods shown. The Fund’s past investment performance does not necessarily indicate how it will perform in the future.

Calendar Year Returns

During the periods shown in the bar chart, the highest return for a quarter was 11.23% (quarter ended 9/30/09) and the lowest return for a quarter was (12.16)% (quarter ended 12/31/08).

Average Annual Total Returns
(periods ended December 31, 2013)

	1 year	5 years	10 years
Balanced Fund	18.31%	11.52%	5.08%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	32.39%	17.94%	7.40%
Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	(2.02%)	4.44%	4.55%
MSCI EAFE Index (reflects no deductions for fees, expenses or taxes)	22.78%	12.44%	6.91%
Stock/Bond Composite (reflects no deduction for fees, expenses or taxes)*	18.02%	12.63%	6.65%

*	The Stock/Bond Composite shown above consists of 50% of the S&P 500 Index, 35% of the Barclays U.S. Aggregate Bond Index and 15% of the MSCI EAFE Index.

14

Management

Adviser

Wilshire Associates Incorporated

TaxInformation

While the Fund expects to make distributions of income and/or capital gains, if any, annually, individual investors do not own shares of the Fund directly. Rather shares of the Fund are sold through separate accounts of the insurance company from which an investor has purchased a variable annuity, variable life insurance contract, and/or retirement plan. An investor should refer to the prospectus for the variable annuity or variable life insurance contract or to the retirement plan documents for tax information regarding those products.

Financial Intermediary Compensation

Shares of the Fund are only sold to insurance company separate accounts. The Fund or its distributor may pay the insurance companies (or their affiliates) or other financial intermediaries for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the insurance companies (or their affiliates) or other financial intermediaries to recommend the Fund over another investment. Please contact your insurance company for more information.

15

Income Fund
Investment Objective

The Income Fund (the “Fund”) seeks to achieve a long-term total rate of return in excess of the U.S. bond market over a full market cycle.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The table below does not reflect expenses that apply to separate accounts or related annuity contracts, and if such expenses were reflected, fees would be higher.

Annual Fund Operating Expenses (expenses you pay each year as a percentage of the value of your investment):

Management Fees	0.55%
Distribution and Service (12b-1) Fees	0.25%
Other Expenses	0.42%
Acquired Fund Fees and Expenses	0.02%
Total Annual Fund Operating Expenses	1.24%

Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The example does not reflect expenses that apply to separate accounts or related annuity contracts, and if such expenses were reflected, fees would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$126	$393	$681	$1,500

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 330% of the average value of its portfolio.

Principal Investment Strategies

The Income Fund invests, under normal circumstances, at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in fixed income securities. These securities are primarily investment grade fixed income securities, including government and corporate securities, mortgage and asset-backed securities, which are generally pass-through securities.

The Income Fund invests at least 75% of its total assets in:

•
investment grade, publicly offered debt securities, including mortgage-backed and other asset-backed securities (within the four highest ratings as determined by Moody’s Investors Service (“Moody’s”), Standard & Poor’s (“S&P”) or an equivalent rating at the time of purchase)

•	securities issued or guaranteed by the U.S. government or its agencies, including obligations issued or guaranteed by U.S., local, city and state government and agencies

16

•
high quality commercial paper (within the two highest grades as determined by both Moody’s and S&P or an equivalent rating), certificates of deposit, bankers’ acceptances, repurchase and reverse repurchase agreements, time deposits with maturities less than seven days and cash or cash equivalents

•
high grade U.S. dollar-denominated debt obligations of foreign governments, foreign corporations, foreign branches of U.S. banks and foreign banks (limited to the four highest ratings as determined by Moody’s, S&P or an equivalent rating at the time of purchase and to 15% of the Fund’s total assets)

•
highest quality non-U.S. dollar-denominated debt obligations of foreign issuers (limited to the four highest ratings as determined by Moody’s, S&P or an equivalent rating at the time of purchase) and do not exceed 20% of the Fund’s total assets and up to 10% of the Income Fund’s total assets may be invested in non-U.S. denominated investments via foreign currency transactions and unhedged foreign currency denominated bonds.

Generally, the average duration of the U.S. portion of the Income Fund will range within 25% of the Barclays U.S. Aggregate Bond Index’s duration. There are no maximum maturity limits on individual securities. For defensive purposes, the duration and maturity of the Income Fund may be shortened. The Income Fund will maintain a high grade average quality for the portfolio (third highest rating as determined by Moody’s, S&P or an equivalent rating).

Up to 25% of the Income Fund’s total assets may be invested in securities not described above, including preferred stock, convertible securities, securities carrying warrants to purchase equity securities, U.S. dollar denominated and non-U.S. dollar denominated debt obligations of U.S. and non-U.S. issuers, including emerging market issuers, rated below BBB (by Moody’s, S&P or an equivalent rating) and derivatives.

Principal Risks

You may lose money by investing in the Fund. In addition, investing in the Fund involves the following principal risks:

Credit Risk. For debt securities, credit risk is the possibility that an issuer or counterparty to a contract will fail to make timely payments of interest or principal to a fund. The credit risk of the Fund depends on the credit quality of its underlying securities. In general, for debt securities, the lower the credit quality of a fund’s securities, the higher a fund’s risk, all other factors such as maturity being equal.

Interest Rate Risk. For debt securities, interest rate risk is the possibility that the price will fall because of changing interest rates. In general, debt securities’ prices rise or fall inversely to changes in interest rates. If interest rates rise, bond prices generally fall; if interest rates fall, bond prices generally rise. In addition, for a given change in interest rates, longer-maturity bonds fluctuate more in price (gaining or losing more in value) than shorter-maturity bonds. There may be less governmental intervention in the securities markets in the near future. If so, it could cause an increase in interest rates, which would have a negative impact on fixed income securities and could negatively affect the Fund’s net asset value.

Market Risk. For debt securities, market risk is the risk that the fixed income markets may become volatile and less liquid, and the market value of an investment may move up or down, sometimes quickly or unpredictably.

Prepayment Risk. Mortgage-backed securities are subject to the risk of unanticipated prepayments of principal with respect to mortgages in the security’s underlying pool of assets. While principal prepayments are passed through to the holders of the securities, prepayments also reduce the future payments on such securities and may reduce their value. Mortgage-backed securities are subject to the risk that an unexpected rise in interest rates will extend the life of a mortgage-backed security beyond the expected prepayment time, typically reducing the security’s value. Mortgage-backed securities are subject to the risk that an unexpected decline in interest rates will contract the life of a mortgage-backed security, thereby affecting its prepayment schedule, which may affect the value of the security.

Reinvestment Risk. During periods of falling interest rates, a debt security with a high stated interest rate may be prepaid (or “called”) prior to its expected maturity date. If, during periods of falling interest rates, a debt security with a high stated interest rate is called, the unanticipated proceeds would likely be invested at lower interest rates, and a fund’s income or yield may decline. Call provisions, which may lead to reinvestment risk, are most common for intermediate-

17

and long-term municipal, corporate and mortgage-backed securities. To the extent securities subject to call were acquired at a premium, the potential for appreciation in the event of a decline in interest rates may be limited and may even result in losses.

Portfolio Turnover Risk. A fund that trades aggressively will experience high portfolio turnover and relatively high brokerage and other transaction costs. Such transaction costs may lower a fund’s effective investment return.

Portfolio Strategy Risk. The investment performance of the Fund is in part dependent upon a subadviser’s skill in making appropriate investments. To the extent that a fund’s investments differ from the portfolio represented by the benchmark, there exists the potential for volatility of the return of a fund relative to its index. As the industry and sector composition of the market or index changes over time, the implementation of a fund’s strategy can lead to substantial differences in the sector or industry allocation of a fund relative to the market or index.

Liquidity Risk. The Fund may invest in certain securities that may be difficult or impossible to sell at a certain time and at a price that the Fund finds to be favorable. The Fund may have to accept an unfavorable price, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on portfolio management or investment performance.

Currency Risk. Non U.S. dollar-denominated securities are subject to fluctuations in the exchange rates between the U.S. dollar and foreign currencies which may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign currency denominated investments, and may widen any losses.

Derivatives Risk. When a fund uses derivatives (securities whose value is based upon the value of another security or an index) to hedge positions in the portfolio, any loss generated by the derivative security should be substantially offset by gains on the hedged investment and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. To the extent that a derivative is not used as a hedge (i.e., for speculation), a fund is directly exposed to the potential gains and losses of that derivative. Gains and losses from non hedging derivative positions may be substantially greater than the derivative’s original cost. To the extent a fund uses derivatives, a fund will (to the extent required by applicable law) either segregate cash or liquid assets in the prescribed amounts or “cover” its future obligations under the transaction, such as by holding an offsetting investment.

Valuation Risk. A fund may invest in securities that are difficult to value and may inadvertently value certain of its securities at a higher price than the market will bear.

Foreign Investment Risk. Foreign investments often involve risks such as political instability, differences in financial reporting standards and less stringent regulation of securities markets. These risks are magnified in less-established, emerging markets.

Recent Market Events Risk. Over the past several years, the global financial crisis has caused a significant decline in the value and liquidity of many securities and unprecedented volatility in the markets.

Governmental and non-governmental issuers (notably in Europe) have defaulted on, or been forced to restructure their debts; and many other issuers have faced difficulties obtaining credit or refinancing existing obligations. These market conditions may continue, worsen or spread, including in the United States, Europe and elsewhere. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. In response to the crisis, the U.S. government and the Federal Reserve, as well as certain foreign governments and their central banks have taken steps to support financial markets, including by keeping interest rates low. The withdrawal of this support, failure of efforts in response to the crisis, or investor perception that such efforts are not succeeding could negatively affect financial markets generally as well as reduce the value and liquidity of certain securities.

Certain Wilshire funds are permitted to invest in the Fund. As a result, the Fund may have large inflows or outflows of cash from time to time. This could have adverse effects on the Fund’s performance if the Fund were required to sell securities or invest cash at times when it otherwise would not do so. This activity could also accelerate the realization of capital gains and increase the Fund’s transaction costs.

18

Performance

The information below provides an illustration of how the Fund’s performance has varied over time. The bar chart and table provide some indication of the risks of investing in the Fund by showing the changes in the Fund’s investment performance from year to year during the periods indicated and by showing how the average annual total returns for the one-, five- and ten-year periods compare with a broad-based securities market index. The total return figures do not reflect expenses that apply to the separate account or related annuity contracts. The inclusion of these charges would reduce the total return figures for all periods shown. The Fund’s past investment performance does not necessarily indicate how it will perform in the future.

Calendar Year Returns

During the periods shown in the bar chart, the highest return for a quarter was 6.35% (quarter ended 9/30/09) and the lowest return for a quarter was (4.48)% (quarter ended 9/30/08).

Average Annual Total Returns
(periods ended December 31, 2013)

	1 year	5 years	10 years
Income Fund	-2.16%	6.77%	4.18%
Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	-2.02%	4.44%	4.55%

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Management

Adviser

Wilshire Associates Incorporated

Subadvisers and Portfolio Managers

Western Asset Management Company (“Western Asset”) and Western Asset Management Company Limited (“WAMCL”)

S. Kenneth Leech, Co-Chief Investment Officer of Western Asset since 2014. Mr. Leech has served as Portfolio Manager since March 2014.

Carl L. Eichstaedt, Portfolio Manager of Western Asset and Portfolio Manager of the Fund. Mr. Eichstaedt has served as Portfolio Manager since January 2000.

Mark Lindbloom, Portfolio Manager of Western Asset and Portfolio Manager of the Fund. Mr. Lindbloom has served as Portfolio Manager since December 2005.

Michael C. Buchanan, Portfolio Manager of Western Asset and Portfolio Manager of the Fund. Mr. Buchanan has served as Portfolio Manager since April 2005.

Keith Gardner, Portfolio Manager of Western Asset and Portfolio Manager of the Fund. Mr. Gardner has served as Portfolio Manager since January 2000.

Tax Information

While the Fund expects to make distributions of income and/or capital gains, if any, annually, individual investors do not own shares of the Fund directly. Rather shares of the Fund are sold through separate accounts of the insurance company from which an investor has purchased a variable annuity, variable life insurance contract, and/or retirement plan. An investor should refer to the prospectus for the variable annuity or variable life insurance contract or to the retirement plan documents for tax information regarding those products.

Financial Intermediary Compensation

Shares of the Fund are only sold to insurance company separate accounts. The Fund or its distributor may pay the insurance companies (or their affiliates) or other financial intermediaries for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the insurance companies (or their affiliates) or other financial intermediaries to recommend the Fund over another investment. Please contact your insurance company for more information.

20

Small Cap Fund
Investment Objective

The Small Cap Fund (the “Fund”) seeks long-term capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The table below does not reflect expenses that apply to separate accounts or related annuity contracts, and if such expenses were reflected, fees would be higher.

Annual Fund Operating Expenses* (expenses that you pay each year as a percentage of the value of your investment):

Management Fee	0.40%
Distribution and Service (12b-1) Fees	0.25%
Other Expenses	0.25%
Acquired Fund Fees and Expenses**	0.79%
Total Annual Fund Operating Expenses	1.69%
Less Fee Waiver/Expense Reimbursement***	(0.20%)
Net Annual Fund Operating Expenses	1.49%

*
The Fund’s shareholders indirectly bear, pro rata, the expenses of the Fund’s assets invested in the Small Company Growth Portfolio and the Small Company Value Portfolio. These indirect expenses are based on actual expense ratios for the Small Company Growth Portfolio and the Small Company Value Portfolio. The Management Fee charged to the Fund (1.15%) is based on the average daily net assets of the Fund that are not invested in the Small Company Growth Portfolio and the Small Company Value Portfolio. The Fund’s investments in the Small Company Growth Portfolio and the Small Company Value Portfolio are not reflected in the Fund’s expense ratio as shown in the Financial Highlights table of this Prospectus. In addition, the Management Fee shown above is restated based upon the Fund's current allocation of the Fund’s underlying fund investments in accordance with its change in investment strategy effective April 2, 2013. Future reallocation of the Fund’s investments in underlying funds could change the Management Fee.

**
Acquired Fund Fees and Expenses are restated to reflect the Fund’s current allocations to underlying fund investments in accordance with its change in investment strategy effective April 2, 2013. Future reallocation of such investments could change Acquired Fund Fees and Expenses.

***
Wilshire Associates Incorporated (“Wilshire”) has entered into a contractual management fee waiver agreement with Wilshire Variable Insurance Trust (the “Trust”) on behalf of the Small Cap Fund to waive 0.20% of its management fee, based on the average net daily assets of the Fund that are not invested in the Small Company Growth Portfolio and the Small Company Value Portfolio, to limit expenses of the Small Cap Fund. This agreement to waive a portion of the management fee continues through at least April 30, 2015 or upon the termination of the Advisory Agreement.

Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes one year of waived fees, that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The example does not reflect expenses that apply to separate accounts or related annuity contracts, and if such expenses were reflected, fees would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$152	$513	$899	$1,981

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 257% of the average value of its portfolio.

21

Principal Investment Strategies

The Fund invests, under normal circumstances, at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in securities of small cap companies. Small cap companies are companies with smaller market capitalizations, which are generally less than $3 billion at the time of purchase. The Fund ordinarily invests in the small cap companies and in other affiliated investment companies, including the Small Company Growth Portfolio and the Small Company Value Portfolio. As a matter of investment policy, the Fund expects to invest 0% to 50% of its assets in the Small Company Value Portfolio and 0% to 50% of its assets in the Small Company Growth Portfolio, but no more than 70% in both funds on a combined basis.

The Fund uses a multi-manager strategy with subadvisers who may employ different strategies. Los Angeles Capital Management and Equity Research, Inc. (“Los Angeles Capital”) and Ranger Investment Management, L.P. (“Ranger”) each manage a portion of the Fund’s portfolio.

For the Small Company Growth Portfolio, the following describes the types of securities in which the Small Company Growth Portfolio is permitted to invest:

•	The Small Company Growth Portfolio focuses on the small company growth segment of the U.S. equity market.

•
The Small Company Growth Portfolio invests substantially all of its assets in the common stock of companies with smaller market capitalizations—which is generally less than $3 billion at the time of purchase.

•
The Small Company Growth Portfolio invests in companies that historically have above average earnings or sales growth and retention of earnings, often such companies have above average price to earnings ratios.

•	The Small Company Growth Portfolio invests in small-cap companies that may still further develop.

•	The Small Company Growth Portfolio uses a multi-manager strategy with multiple subadvisers who employ different strategies.

For the Small Company Value Portfolio, the following describes the types of securities in which the Small Company Value Portfolio is permitted to invest:

•	The Small Company Value Portfolio focuses on the small company value segment of the U.S. equity market.

•
The Small Company Value Portfolio invests substantially all of its assets in the common stock of companies with smaller market capitalizations—which is generally less than $3 billion at the time of purchase.

•	The Small Company Value Portfolio invests, generally, in companies with relatively low price to book value ratios, low price to earnings ratios and relatively high dividend yields.

•	The Portfolio invests in small-cap companies that may still further develop.

•	The Portfolio uses a multi-manager strategy with multiple subadvisers who employ different strategies.

Principal Risks

You may lose money by investing in the Fund. By investing in the Fund, an investor also assumes the same types of risks, either directly, or indirectly, as investing in the Small Company Growth Portfolio and the Small Company Value Portfolio. Investing in the Fund involves the following principal risks:

Small Cap Risk. Small-cap companies may lack the management experience, financial resources, product diversity and competitive strengths of larger companies, and may be traded less frequently. These companies may be in the developmental stage or may be older companies undergoing significant changes. Small-cap companies may also be subject to greater business risks and more sensitive to changes in economic conditions than larger more established companies. As a result, the prices of small-cap companies may rise and fall more sharply.

22

Style Risk. The risk of investing in the Small Company Growth Portfolio and the Small Company Value Portfolio is the risk that the portfolios’ growth or value styles will perform poorly or fall out of favor with investors. For example, at times the market may favor large capitalization stocks over small capitalization stocks, value stocks over growth stocks, or vice versa.

Equity Risk. A principal risk of investing in the Fund, the Small Company Growth Portfolio and the Small Company Value Portfolio is equity risk. This is the risk that the prices of stocks held by the Fund, the Small Company Growth Portfolio and the Small Company Value Portfolio will change due to general market and economic conditions, perceptions regarding the industries in which the companies participate, and each company’s particular circumstances. Equity investments, including common stocks, tend to be more volatile than bonds and money market instruments. The value of the Fund’s shares will go up and down due to movement in the collective returns of the individual securities held by the Fund. Because common stocks are subordinate to preferred stocks in a company’s capital structure, in a company liquidation, the claims of secured and unsecured creditors and owners of bonds and preferred stocks take precedence over the claims of common stock shareholders.

ETF Risk. ETFs in which the Fund may invest involve certain inherent risks generally associated with investments in a portfolio of common stocks, including the risk that the general level of stock prices may decline, thereby adversely affecting the value of each unit of the ETF. Moreover, an ETF may not fully replicate the performance of its benchmark index because of the temporary unavailability of certain index securities in the secondary market or discrepancies between the ETF and the index with respect to the weighting of securities or the number of stocks held. Investing in ETFs, which are investment companies, involve duplication of advisory fees and certain other expenses.

Investment Style Risk. During certain market conditions, a fund with a more specific investment style (such as value or growth) may perform less well than a fund that allows greater flexibility in the investment of assets.

Market Risk. For equity securities, stock market movements will affect the Fund’s, the Small Company Growth Portfolio’s and the Small Company Value Portfolio’s share price on a daily basis. Declines in value are possible because of declines in the stock market in general or because of a decline in the specific securities held by the Fund, the Small Company Growth Portfolio and the Small Company Value Portfolio. There is also the possibility that the price of a security will fall because the market perceives that there is or will be a deterioration in the fundamental value of the issuer or poor earnings performance by the issuer. Market risk may affect a single company, industry, sector or the market as a whole. For debt securities, the market value of a security may move up and down, sometimes rapidly and unpredictably. Market risk may affect a single issuer, an industry, a sector or the bond market as a whole.

Recent Market Events Risk. Over the past several years, the global financial crisis has caused a significant decline in the value and liquidity of many securities and unprecedented volatility in the markets.

Governmental and non-governmental issuers (notably in Europe) have defaulted on, or been forced to restructure their debts; and many other issuers have faced difficulties obtaining credit or refinancing existing obligations. These market conditions may continue, worsen or spread, including in the United States, Europe and elsewhere. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. In response to the crisis, the U.S. government and the Federal Reserve, as well as certain foreign governments and their central banks have taken steps to support financial markets, including by keeping interest rates low. The withdrawal of this support, failure of efforts in response to the crisis, or investor perception that such efforts are not succeeding could negatively affect financial markets generally as well as reduce the value and liquidity of certain securities.

Portfolio Strategy Risk. The investment performance of the Fund is in part dependent upon a subadviser’s skill in making appropriate investments. To the extent that the Fund’s investments differ from the portfolio represented by the benchmark, there exists the potential for volatility of the return of the Fund relative to its index. As the industry and sector composition of the market or index changes over time, the implementation of the Fund’s strategy can lead to substantial differences in the sector or industry allocation of the Fund relative to the market or index.

Portfolio Turnover Risk. A fund that trades aggressively will experience high portfolio turnover and relatively high brokerage and other transaction costs. Such transaction costs may lower a fund’s effective investment return.

23

Multi-Managed Fund Risk. The Small Cap Fund, the Small Company Growth Portfolio and the Small Company Value Portfolio are multi-managed funds with multiple subadvisers who employ different strategies. As a result, the Small Cap Fund, the Small Company Growth Portfolio and the Small Company Value Portfolio may have buy and sell transactions in the same security on the same day.

Asset Allocation Risk. Although asset allocation among different asset categories and investment strategies generally reduces risk and exposure to any one category or strategy, the risk remains that the Adviser may favor an asset category or investment strategy that performs poorly relative to other asset categories and investment strategies.

Performance

The information below provides an illustration of how the Fund’s performance has varied over time. The bar chart and table provide some indication of the risks of investing in the Fund by showing the changes in the Fund’s investment performance from year to year during the periods indicated and by showing how the average annual total returns for the one-, five- and ten-year periods compare with a broad-based securities market index. The total return figures do not reflect expenses that apply to the separate account or related annuity contracts. The inclusion of these charges would reduce the total return figures for all periods shown. The Fund’s past investment performance does not necessarily indicate how it will perform in the future.

Calendar Year Returns

During the periods shown in the bar chart, the highest return for a quarter was 19.32% (quarter ended 6/30/09) and the lowest return for a quarter was (27.01)% (quarter ended 12/31/08).

Average Annual Total Returns
(periods ended December 31, 2013)

	1 year	5 years	10 years
Small Cap Fund	40.28%	19.27%	5.92%
Russell 2000® Index (reflects no deduction for fees, expenses or taxes)	38.82%	20.08%	9.07%

24

Management

Adviser

Wilshire Associates Incorporated

Subadvisers and Portfolio Managers

Los Angeles Capital

Thomas D. Stevens, CFA, Chairman, and Principal of Los Angeles Capital and Portfolio Manager of the Fund. Mr. Stevens has served as Portfolio Manager since September 2011.

Hal W. Reynolds, CFA, Chief Investment Officer and Principal of Los Angeles Capital and Portfolio Manager of the Fund. Mr. Reynolds has served as Portfolio Manager since September 2011.

Daniel E. Allen, CFA, Director of Global Equities and Principal of Los Angeles Capital and Portfolio Manager of the Fund. Mr. Allen has served as Portfolio Manager since September 2011.

Ranger

W. Conrad Doenges, Principal and Portfolio Manager of Ranger and Portfolio Manager of the Portfolio. Mr. Doenges has served as Portfolio Manager since September 2011.

Tax Information

While the Fund expects to make distributions of income and/or capital gains, if any, annually, individual investors do not own shares of the Fund directly. Rather shares of the Fund are sold through separate accounts of the insurance company from which an investor has purchased a variable annuity, variable life insurance contract, and/or retirement plan. An investor should refer to the prospectus for the variable annuity or variable life insurance contract or to the retirement plan documents for tax information regarding those products.

Financial Intermediary Compensation

Shares of the Fund are only sold to insurance company separate accounts. The Fund or its distributor may pay the insurance companies (or their affiliates) or other financial intermediaries for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the insurance companies (or their affiliates) or other financial intermediaries to recommend the Fund over another investment. Please contact your insurance company for more information.

25

International Equity Fund
Investment Objective

The International Equity Fund (the “Fund”) seeks long-term growth of capital primarily through diversified holdings of marketable foreign equity investments.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The table below does not reflect expenses that apply to separate accounts or related annuity contracts, and if such expenses were reflected, fees would be higher.

Annual Fund Operating Expenses* (expenses that you pay each year as a percentage of the value of your investment):

Management Fee	0.49%
Distribution and Service (12b-1) Fees	0.25%
Other Expenses	0.49%
Acquired Fund Fees and Expenses**	0.66%
Total Annual Fund Operating Expenses	1.89%
Less Fee Waiver/Expense Reimbursement***	(0.20%)
Net Annual Fund Operating Expenses	1.69%

*
The Fund’s shareholders indirectly bear, pro rata, the expenses of the Fund’s assets invested in the Wilshire International Equity Fund. These indirect expenses are based on actual expense ratios for the Wilshire International Equity Fund. The Management Fee charged to the Fund (1.00%) is based on the average daily net assets of the Fund that are not invested in the Wilshire International Equity Fund. The Fund’s investment in the Wilshire International Equity Fund is not reflected in the Fund’s expense ratio as shown in the Financial Highlights table of this Prospectus. In addition, the Management Fee shown above is restated based upon the Fund's current allocation of the Fund’s underlying fund investments in accordance with its change in investment strategy effective April 2, 2013. Future reallocation of the Fund’s investments in underlying funds could change the Management Fee.

**
Acquired Fund Fees and Expenses are restated to reflect the Fund’s current allocations to underlying fund investments in accordance with its change in investment strategy effective April 2, 2013. Future reallocation of such investments could change Acquired Fund Fees and Expenses.

***
Wilshire Associates Incorporated (“Wilshire”) has entered into a contractual management fee waiver agreement with Wilshire Variable Insurance Trust (the “Trust”) on behalf of the International Equity Fund to waive 0.20% of its management fee, based on the average daily net assets of the Fund that are not invested in the Wilshire International Equity Fund, to limit expenses of the International Equity Fund. This agreement to waive a portion of the management fee continues through at least April 30, 2015 or upon the termination of the Advisory Agreement.

Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes one year of waived fees, that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The example does not reflect expenses that apply to separate accounts or related annuity contracts, and if such expenses were reflected, fees would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$172	$575	$1,003	$2,195

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 194% of the average value of its portfolio.

26

Principal Investment Strategies

The Fund invests, under normal circumstances, at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities. The Fund invests in companies, wherever organized, which do business primarily outside the United States and in other affiliated international companies, including the Wilshire International Equity Fund. As a matter of investment policy, the Fund expects to invest 0% to 55% of its assets in the Wilshire International Equity Fund. The Fund intends to diversify its investments in operating companies among several countries and to have represented in its holdings business activities in not less than three different countries. The operating companies in which the Fund primarily invests are equity securities of established companies that the subadvisers believe have favorable characteristics and that are listed on foreign exchanges. The Fund may invest up to 35% of its net assets in emerging market securities, including ETFs. The Fund may also invest in fixed-income securities of foreign governments and companies.

The Fund uses a multi-manager strategy with subadvisers who may employ different strategies. Thomas White International Ltd. (“Thomas White”) and WCM Investment Management (“WCM”) each manage a portion of the Fund’s portfolio. Thomas White employs a value strategy with respect to its portion of the Fund. WCM’s international equity strategy employs a bottom-up approach that seeks to identify companies with attractive fundamentals, such as long-term growth in revenue and earnings, and show a strong probability for superior future growth.

Principal Risks

You may lose money by investing in the Fund. By investing in the Fund, an investor also assumes the same types of risks, either directly, or indirectly, as investing in the Wilshire International Equity Fund. Investing in the Fund involves the following principal risks:

Foreign Investment Risk. Foreign investments often involve risks such as political instability, differences in financial reporting standards and less stringent regulation of securities markets.

Emerging Market Risk. Foreign investment risk may be particularly high to the extent the Fund or the Wilshire International Equity Fund invests in securities of issuers based in countries with developing economies (i.e., emerging markets). These securities may present market, credit, currency, liquidity, legal, political and other risks different from, or greater than, the risks of investing in developed foreign (non-U.S.) countries.

Equity Risk. A principal risk of investing in the Fund and the Wilshire International Equity Fund is equity risk. This is the risk that the prices of stocks held by the Fund and the Wilshire International Equity Fund will change due to general market and economic conditions, perceptions regarding the industries in which the companies participate, and each company’s particular circumstances. Equity investments, including common stocks, tend to be more volatile than bonds and money market instruments. The value of the Fund’s shares will go up and down due to movement in the collective returns of the individual securities held by the Fund. Because common stocks are subordinate to preferred stocks in a company’s capital structure, in a company liquidation, the claims of secured and unsecured creditors and owners of bonds and preferred stocks take precedence over the claims of common stock shareholders.

ETF Risk. ETFs in which the Fund and the Wilshire International Equity Fund may invest involve certain inherent risks generally associated with investments in a portfolio of common stocks, including the risk that the general level of stock prices may decline, thereby adversely affecting the value of each unit of the ETF. Moreover, an ETF may not fully replicate the performance of its benchmark index because of the temporary unavailability of certain index securities in the secondary market or discrepancies between the ETF and the index with respect to the weightings of securities of the number of stocks held. Investing in ETFs, which are investment companies, may involve duplication of advisory fees and certain other expenses.

Currency Risk. Non-U.S. dollar-denominated securities are subject to fluctuations in the exchange rates between the U.S. dollar and foreign currencies which may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign currency denominated investments, and may widen any losses.

27

Small Cap Risk. Small-cap companies may lack the management experience, financial resources, product diversity and competitive strengths of larger companies, and may be traded less frequently. These companies may be in the developmental stage or may be older companies undergoing significant changes. Small-cap companies may also be subject to greater business risks and more sensitive to changes in economic conditions than larger more established companies. As a result, the prices of small-cap companies may rise and fall more sharply.

Large-Cap Company Risk. Larger, more established companies may be unable to attain the high growth rates of successful, smaller companies during periods of economic expansion.

Market Risk. For equity securities, stock market movements will affect the Fund’s or the Wilshire International Equity Fund’s share price on a daily basis. Declines in value are possible because of declines in the stock market in general or because of a decline in the specific securities held by the Wilshire International Equity Fund. There is also the possibility that the price of the security will fall because the market perceives that there is or will be a deterioration in the fundamental value of the issuer or poor earnings performance by the issuer. Market risk may affect a single company, industry, sector or the market as a whole. For debt securities, the market value of a security may move up and down, sometimes rapidly and unpredictably. Market risk may affect a single issuer, an industry, a sector or the bond market as a whole.

Recent Market Events Risk. Over the past several years, the global financial crisis has caused a significant decline in the value and liquidity of many securities and unprecedented volatility in the markets.

Governmental and non-governmental issuers (notably in Europe) have defaulted on, or been forced to restructure their debts; and many other issuers have faced difficulties obtaining credit or refinancing existing obligations. These market conditions may continue, worsen or spread, including in the United States, Europe and elsewhere. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. In response to the crisis, the U.S. government and the Federal Reserve, as well as certain foreign governments and their central banks have taken steps to support financial markets, including by keeping interest rates low. The withdrawal of this support, failure of efforts in response to the crisis, or investor perception that such efforts are not succeeding could negatively affect financial markets generally as well as reduce the value and liquidity of certain securities.

This environment could make identifying investment risks and opportunities especially difficult for a subadviser, and whether or not a fund invests in securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value and liquidity of a fund’s investments may be negatively affected. In addition, policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time.

Portfolio Strategy Risk. The investment performance of the Fund and the Wilshire International Equity Fund is in part dependent upon a subadviser’s skill in making appropriate investments. To the extent that the Fund’s and the Wilshire International Equity Fund’s investments differ from the portfolio represented by the benchmark, there exists the potential for volatility of the return of the Fund relative to its index. As the industry and sector composition of the market or index changes over time, the implementation of the Fund’s and the Wilshire International Equity Fund’s strategy can lead to substantial differences in the sector or industry allocation of the Fund relative to the market or index.

Multi-Managed Fund Risk. The Fund and the Wilshire International Equity Fund are multi-managed funds with multiple subadvisers who employ different strategies. As a result, the Fund and the Wilshire International Equity Fund may have buy and sell transactions in the same security on the same day.

Asset Allocation Risk. Although asset allocation among different asset categories and investment strategies generally reduces risk and exposure to any one category or strategy, the risk remains that the Adviser may favor an asset category or investment strategy that performs poorly relative to other asset categories and investment strategies.

28

Investment Style Risk. During certain market conditions, a fund with a more specific investment style (such as value or growth) may perform less well than a fund that allows greater flexibility in the investment of assets.

Portfolio Turnover Risk. The Fund and the Wilshire International Equity Fund may experience high rates of portfolio turnover, which results in above average transaction costs and the payment by shareholders of taxes on above-average amounts of realized investment gains, including net short-term capital gains, which are taxed as ordinary income for federal income tax purposes.

Certain Wilshire funds are permitted to invest in the Fund. As a result, the Fund may have large inflows or outflows of cash from time to time. This could have adverse effects on the Fund’s performance if the Fund were required to sell securities or invest cash at times when it otherwise would not do so. This activity could also accelerate the realization of capital gains and increase the Fund’s transaction costs.

Performance

The information below provides an illustration of how the Fund’s performance has varied over time. The bar chart and table provide some indication of the risks of investing in the Fund by showing the changes in the Fund’s investment performance from year to year during the periods indicated and by showing how the average annual total returns for the one-, five- and ten-year periods compare with a broad-based securities market index. The total return figures do not reflect expenses that apply to the separate account or related annuity contracts. The inclusion of these charges would reduce the total return figures for all periods shown. The Fund’s past investment performance does not necessarily indicate how it will perform in the future.

Calendar Year Returns

During the periods shown in the bar chart, the highest return for a quarter was 24.58% (quarter ended 6/30/09) and the lowest return for a quarter was (21.43)% (quarter ended 9/30/11).

Average Annual Total Returns
(periods ended December 31, 2013)

	1 year	5 years	10 years
International Equity Fund	13.12%	10.73%	4.38%
MSCI EAFE Index (reflects no deduction for fees, expenses or taxes)	22.78%	12.44%	6.91%

29

Management

Adviser

Wilshire Associates Incorporated

Subadvisers and Portfolio Managers

WCM

Paul R. Black, President and co-CEO of WCM since December 2004 and Portfolio Manager of WCM’s portion of the Fund since October 2013.

Peter J. Hunkel, Portfolio Manager and Business Analyst of WCM since 2007 and Portfolio Manager of WCM’s portion of the Fund since October 2013.

Michael B. Trigg, Portfolio Manager and Business Analyst of WCM since 2006 and Portfolio Manager of WCM’s portion of the Fund since October 2013.

Kurt R. Winrich, CFA, Chairman and co-CEO of WCM since 2004 and Portfolio Manager of WCM’s portion of the Fund since October 2013.

Thomas White

Thomas S. White, Jr., Co-Founder, President and Chief Investment Officer of Thomas White and Portfolio Manager of the Fund. Mr. White has served as Portfolio Manager since December 2007.

Wei Li, Ph.D, CFA, Executive Vice President and Director of Research of Thomas White and Portfolio Manager of the Fund. Dr. Li has served as Portfolio Manager since December 2007.

Jinwen Zhang, Ph.D, CFA, Executive Vice President and Assistant Director of Research of Thomas White and Portfolio Manager of the Fund. Dr. Zhang has served as Portfolio Manager since December 2007.

Douglas M. Jackman, CFA, Executive Vice President and Senior Research Officer of Thomas White and Portfolio Manager of the Fund. Mr. Jackman has served as Portfolio Manager since December 2007.

Tax Information

While the Fund expects to make distributions of income and/or capital gains, if any, annually, individual investors do not own shares of the Fund directly. Rather shares of the Fund are sold through separate accounts of the insurance company from which an investor has purchased a variable annuity, variable life insurance contract, and/or retirement plan. An investor should refer to the prospectus for the variable annuity or variable life insurance contract or to the retirement plan documents for tax information regarding those products.

Financial Intermediary Compensation

Shares of the Fund are only sold to insurance company separate accounts. The Fund or its distributor may pay the insurance companies (or their affiliates) or other financial intermediaries for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the insurance companies (or their affiliates) or other financial intermediaries to recommend the Fund over another investment. Please contact your insurance company for more information.

30

Socially Responsible Fund
Investment Objective

The Socially Responsible Fund (the “Fund”) seeks long-term growth of capital, current income and growth of income.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The table below does not reflect expenses that apply to separate accounts or related annuity contracts, and if such expenses were reflected, fees would be higher.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

Management Fees	0.85%
Distribution and Service (12b-1) Fees	0.25%
Other Expenses	0.23%
Total Annual Fund Operating Expenses	1.33%

Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The example does not reflect expenses that apply to separate accounts or related annuity contracts, and if such expenses were reflected, fees would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$135	$421	$729	$1,601

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 21% of the average value of its portfolio.

Principal Investment Strategies

The Fund pursues its objective through a diversified portfolio composed primarily of marketable equity securities (including common stocks, preferred stocks and debt securities convertible into common stocks of seasoned U.S.-traded companies). The Fund seeks to achieve its objective by investing in issuers that meet certain investment and socially responsible criteria. Investments in equity securities are limited to issuers which, in the subadviser’s judgment, meet the following criteria:

Socially responsible areas of focus for inclusion:

•	Companies with strong environmental management systems, eco-efficiency programs, health and safety procedures, and an overall commitment to continuously improve on environmental matters

•	Companies with competitive employee benefit initiatives, workplace programs and non-discrimination policies

•	Companies with good transparency and shareholder engagement

31

Socially responsible areas of exclusion based on revenues:

•	Major tobacco, alcohol and gaming device manufacturers

•	Major weapons manufacturers

•	Major nuclear power generators

•	Major pornographic content manufacturers

The Adviser allocates the Fund’s assets between two investment strategies: an appreciation strategy and a large cap core strategy.

Principal Risks

You may lose money by investing in the Fund. In addition, investing in the Fund involves the following principal risks:

Socially Responsible Risk. The Fund only invests in companies that meet its criteria for socially responsible investing. Because of this restriction, the investments that the subadviser may choose from may be more limited than those of a fund that is not restricted to investing in companies that meet social criteria. As a result, the subadviser may pass up opportunities to buy certain securities when it is otherwise advantageous to do so or may sell certain securities when it is disadvantageous to do so. In addition, investing in socially responsible companies may result in the Fund investing more or less in a specific sector of the economy relative to its benchmark.

Equity Risk. A principal risk of investing in the Fund is equity risk. This is the risk that the prices of stocks held by the Fund will change due to general market and economic conditions, perceptions regarding the industries in which the companies participate, and each company’s particular circumstances. Equity investments, including common stocks, tend to be more volatile than bonds and money market instruments. The value of the Fund’s shares will go up and down due to movement in the collective returns of the individual securities held by the Fund. Because common stocks are subordinate to preferred stocks in a company’s capital structure, in a company liquidation, the claims of secured and unsecured creditors and owners of bonds and preferred stocks take precedence over the claims of common stock shareholders.

Market Risk. For equity securities, stock market movements will affect the Fund’s share price on a daily basis. Declines in value are possible because of declines in the stock market in general or because of a decline in the specific securities held by the Fund. There is also the possibility that the price of the security will fall because the market perceives that there is or will be a deterioration in the fundamental value of the issuer or poor earnings performance by the issuer. Market risk may affect a single company, industry, sector or the market as a whole. For debt securities, the market value of a security may move up and down, sometimes rapidly and unpredictably. Market risk may affect a single issuer, an industry, a sector or the bond market as a whole.

Recent Market Events Risk. Over the past several years, the global financial crisis has caused a significant decline in the value and liquidity of many securities and unprecedented volatility in the markets.

Governmental and non-governmental issuers (notably in Europe) have defaulted on, or been forced to restructure their debts; and many other issuers have faced difficulties obtaining credit or refinancing existing obligations. These market conditions may continue, worsen or spread, including in the United States, Europe and elsewhere. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. In response to the crisis, the U.S. government and the Federal Reserve, as well as certain foreign governments and their central banks have taken steps to support financial markets, including by keeping interest rates low. The withdrawal of this support, failure of efforts in response to the crisis, or investor perception that such efforts are not succeeding could negatively affect financial markets generally as well as reduce the value and liquidity of certain securities.

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Portfolio Strategy Risk. The investment performance of the Fund is in part dependent upon the subadviser’s skill in making appropriate investments. To the extent that the Fund’s investments differ from the portfolio represented by the benchmark, there exists the potential for volatility of the return of the Fund relative to its index. As the industry and sector composition of the market or index changes over time, the implementation of the Fund’s strategy can lead to substantial differences in the sector or industry allocation of the Fund relative to the market or index.

Preferred Stock Risk. Preferred stocks are typically subordinated to bonds and other debt instruments in a company’s capital structure, in terms of priority to corporate income, and therefore will be subject to greater credit risk than payments on debt securities. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Convertible Securities Risk. Convertible securities are fixed income securities that may be converted at a stated price within a specific period of time into a certain quantity of common stock of the same or a different issuer. As with all fixed income securities, the market values of convertible securities tend to decline as interest rates increase and increase as interest rates declines. Convertible securities are senior to common stocks in an issuer’s capital structure, but are usually subordinated to similar non-convertible securities.

Performance

The information below provides an illustration of how the Fund’s performance has varied over time. The bar chart and table provide some indication of the risks of investing in the Fund by showing the changes in the Fund’s investment performance from year to year during the periods indicated and by showing how the average annual total returns for the one-, five- and ten-year periods compare with a broad-based securities market index. The total return figures do not reflect expenses that apply to the separate account or related annuity contracts. The inclusion of these charges would reduce the total return figures for all periods shown. The Fund’s past investment performance does not necessarily indicate how it will perform in the future.

Calendar Year Returns

During the periods shown in the bar chart, the highest return for a quarter was 15.30% (quarter ended 6/30/09) and the lowest return for a quarter was (23.64)% (quarter ended 12/31/08).

Average Annual Total Returns
(periods ended December 31, 2013)

	1 year	5 years	10 years
Socially Responsible Fund	29.01%	14.82%	5.22%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	32.39%	17.94%	7.40%

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Management

Adviser

Wilshire Associates Incorporated

Subadviser and Portfolio Managers

ClearBridge Investments, LLC (“ClearBridge”)

Scott Glasser, Co-Chief Investment Officer, Managing Director and Senior Portfolio Manager of ClearBridge and Portfolio Manager of the Fund. Mr. Glasser has served as Portfolio Manager since March 2009.

Michael Kagan, Managing Director, Senior Portfolio Manager of ClearBridge and Portfolio Manager of the Fund. Mr. Kagan has served as Portfolio Manager since March 2009.

Mary Jane McQuillen, Managing Director and Portfolio Manager of ClearBridge and Portfolio Manager of the Fund. Ms. McQuillen has served as Portfolio Manager since March 2009.

Tax Information

While the Fund expects to make distributions of income and/or capital gains, if any, annually, individual investors do not own shares of the Fund directly. Rather shares of the Fund are sold through separate accounts of the insurance company from which an investor has purchased a variable annuity, variable life insurance contract, and/or retirement plan. An investor should refer to the prospectus for the variable annuity or variable life insurance contract or to the retirement plan documents for tax information regarding those products.

Financial Intermediary Compensation

Shares of the Fund are only sold to insurance company separate accounts. The Fund or its distributor may pay the insurance companies (or their affiliates) or other financial intermediaries for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the insurance companies (or their affiliates) or other financial intermediaries to recommend the Fund over another investment. Please contact your insurance company for more information.

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ADDITIONAL INFORMATION ABOUT THE FUNDS' STRATEGIES AND RISKS

Wilshire Variable Insurance Trust (the “Trust”) is registered under the Investment Company Act of 1940 (the “1940 Act”) and is made up of a series of portfolios. The Equity Fund, the Balanced Fund, the Income Fund, the Small Cap Fund, the International Equity Fund and the Socially Responsible Fund (each a “Fund” and collectively, the “Funds”) are offered in this prospectus.

Shareholders of each of the Equity Fund, the Income Fund, the Small Cap Fund and the International Equity Fund will be provided with at least 60 days prior notice of any change in the 80% investment policy of each of these Funds.

Equity Fund

The Equity Fund seeks long-term capital growth. As a secondary objective, the Equity Fund seeks conservation of principal and production of income.

The Equity Fund invests, under normal circumstances, at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities. The Equity Fund ordinarily invests in common stocks of domestic companies and in other affiliated and non affiliated equity investment companies, including the Large Company Growth Portfolio and the Large Company Value Portfolio. As a matter of investment policy, the Equity Fund expects to invest 0% to 50% of its assets in the Large Company Value Portfolio and 0% to 50% of its assets in the Large Company Growth Portfolio, but no more than 70% in both funds on a combined basis. The operating companies in which the Equity Fund invests vary in size and operating history, they may or may not be listed on a stock exchange and they may be in any industry. On average, the Equity Fund will have a value-bias, generally exhibiting an average price to earnings ratio lower than, and an average dividend yield higher than, that of the market as measured by the S&P 500 Index. Included within the definition of “domestic companies” are companies that are not incorporated in the U.S. but have one or more of the following attributes: principal place of business in the U.S.; substantial portion of income derived from activities in the U.S.; equity securities traded on a major U.S. stock exchange or included in a recognized index of U.S. stocks; or financial statements that comply with U.S. accounting standards. Thus, securities of such issuers are not subject to the 10% limitation on securities of foreign issuers. The Fund may, at times, have minimal exposure to non-domestic companies which do not satisfy these criteria.

The Fund uses a multi-manager strategy with subadvisers who may employ different strategies. Wilshire has retained Santa Barbara and TWIN to manage the Equity Fund and allocates the assets between the subadvisers. The basic investment philosophy of each subadviser is described below.

Santa Barbara

Santa Barbara employs a Dividend Growth strategy in managing its portion of the Fund’s portfolio which takes a long-term investment approach, seeking to invest in companies that have substantial business models selling at attractive valuations. The Dividend Growth strategy seeks to maintain a higher yield, lower beta and higher dividend growth rates than the S&P 500 Index.

TWIN

TWIN employs a quantitative multi-factor stock selection model in managing its portion of the portfolio. The quantitative multi-stock selection model produces a relative attractiveness score for all stocks in TWIN’s stable universe. TWIN constructs its portion of the Equity Fund by purchasing large and middle capitalization equity securities that TWIN believes are undervalued, have rising expected earnings, display recent price gains and exhibit more stable and sustainable earnings relative to peer group stocks (those stocks with high model scores).

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As noted previously, the Equity Fund invests in the Large Company Growth Portfolio and the Large Company Value Portfolio. The following describes the types of securities in which the Large Company Growth Portfolio is permitted to invest:

•	The Large Company Growth Portfolio focuses on the large company growth segment of the U.S. equity market.

•	The Large Company Growth Portfolio invests substantially all of its assets in common stock of companies with large market capitalizations—generally greater than $10 billion at the time of purchase.

•
The Large Company Growth Portfolio invests in companies that historically have above average earnings or sales growth and retention of earnings, often such companies have above average price to earnings ratios.

•	The Large Company Growth Portfolio uses a multi-manager strategy with multiple subadvisers who employ different strategies.

Wilshire has retained Cornerstone, Los Angeles Capital and Victory to manage the Large Company Growth Portfolio. The basic philosophy of each subadviser is described below:

Cornerstone Capital Management LLC (“Cornerstone”). Cornerstone’s investment philosophy is premised on successfully identifying a “perception gap”, which it believes exists when consensus expectations fail to recognize the true earnings power of a given company. Cornerstone focuses broadly on companies with over $1 billion in market capitalization, strong management with a proven track record, and a sustainable competitive advantage. Fundamentally, Cornerstone looks to invest in companies with strong organic revenue and operating earnings growth, financially conservative firms whose net income is confirmed by free cash flows, and strong, flexible balance sheets. A further distinguishing feature of Cornerstone’s process is a short-term contrarian approach employed within the context of long-term fundamentals, where it will actively buy and sell around short-term price movement of a company if the price movement is greater than the change in the long-term fundamentals. Cornerstone will sell when the “perception gap” has closed as the opportunity has appreciated. The strategy will typically hold around 35 to 55 securities.

Los Angeles Capital Management and Equity Research, Inc. (“Los Angeles Capital”). In managing its portion of the Large Company Growth Portfolio, Los Angeles Capital uses Los Angeles Capital’s Dynamic Alpha Stock Selection Model® , a proprietary model, to seek to generate incremental returns above the Portfolio’s benchmark, the Russell 1000 Growth Index, while attempting to control investment risk relative to the benchmark. Securities with declining alphas or those which increase portfolio risk become sell candidates while securities with improving alphas or those which decrease portfolio risk become buy candidates. Alpha is a measure of performance on a risk-adjusted basis.

Victory Capital Management Inc (“Victory”). Victory employs a growth oriented style using bottom-up fundamental company analysis as a basis for all investment decisions. Victory constructs its portion of the Large Company Growth Portfolio with high-quality, large-capitalization equity securities that Victory believes are likely to produce superior earnings growth. Victory sells a stock when the fundamental characteristics deteriorate, relative valuation has become less favorable or when a better investment opportunity is identified, and a position is reduced when a 10% position size limit is reached.

For the Large Company Value Portfolio, the following describes the types of securities in which the Large Company Value Portfolio is permitted to invest:

•	The Large Company Value Portfolio focuses on the large company value segment of the U.S. equity market.

•	The Large Company Value Portfolio invests substantially all of its assets in the common stock companies with large market capitalizations—generally greater than $10 billion at the time of purchase.

•
The Large Company Value Portfolio invests, generally, in companies with relatively low price to book value ratios, low price to earnings ratios and higher than average dividend yields (which means that their prices are low relative to the size of their dividends).

•	The Large Company Value Portfolio uses a multi-manager strategy with multiple subadvisers who employ different strategies.

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In addition to Los Angeles Capital, whose basic philosophy is discussed above, Wilshire has retained Pzena and Systematic to manage the Large Company Value Portfolio. The basic philosophy of Pzena and Systematic is described below:

Pzena Investment Management, LLC (“Pzena”). Pzena focuses exclusively on companies that it believes are underperforming their historically demonstrated earnings power. Pzena applies intensive fundamental research to such companies in an effort to determine whether the problems that caused the earnings shortfalls are temporary or permanent. Pzena invests in a company only when it judges that the company’s problems are temporary, the company’s management has a viable strategy to generate earnings recovery and Pzena believes there is meaningful downside protection in case the earnings recovery does not materialize. Pzena generally sells a security when Pzena believes there are more attractive opportunities available, or there is a change in the fundamental characteristics of the issuer.

Systematic Financial Management, L.P. (“Systematic”). Systematic seeks to identify undervalued companies in the early stages of a fundamental improvement confirmed through one or more positive earnings catalysts that may provide superior long‐term capital appreciation. The investment process starts with rigorous quantitative screening to identify stocks exhibiting a combination of discounted valuation and improving fundamentals, which are then carefully scrutinized through fundamental, bottom‐up analysis. While Systematic will buy a stock on “confirmation” of a confirmed catalyst for price appreciation, it will, based upon continuous monitoring of the portfolio, Systematic will sell a stock when (1) price appreciation causes the company valuation to expand to fair value, (2) other investment opportunities present more attractive prospects from a valuation and expected return basis, (3) analysis leads to an anticipated downward estimate revision or (4) a negative earnings surprise is reported.

You may lose money by investing in the Equity Fund. By investing in the Equity Fund, an investor also assumes the same types of risks, either indirectly or directly, as investing in the Large Company Growth Portfolio and the Large Company Value Portfolio. Investing in the Equity Fund involves the following principal risks:

Equity Risk. The principal risk of investing in the Equity Fund, the Large Company Growth Portfolio and the Large Company Value Portfolio is equity risk. This is the risk that the prices of stocks held by the Equity Fund, the Large Company Growth Portfolio and the Large Company Value Portfolio will change due to general market and economic conditions, perceptions regarding the industries in which the companies participate, and each company’s particular circumstances. Equity investments, including common stocks, tend to be more volatile than bonds and money market instruments. The value of the Fund’s shares will go up and down due to movement in the collective returns of the individual securities held by the Fund. Because common stocks are subordinate to preferred stocks in a company’s capital structure, in a company liquidation, the claims of secured and unsecured creditors and owners of bonds and preferred stocks take precedence over the claims of common stockholders.

Market Risk. For equity securities, stock market movements will affect the Equity Fund’s, the Large Company Growth Portfolio’s and the Large Company Value Portfolio’s share price on a daily basis. Declines in value are possible because of declines in the stock market in general or because of a decline in the specific securities held by the Equity Fund, the Large Company Growth Portfolio and the Large Company Value Portfolio. There is also the possibility that the price of the security will fall because the market perceives that there is or will be a deterioration in the fundamental value of the issuer or poor earnings performance by the issuer. Market risk may affect a single company, industry, sector or the market as a whole. For debt securities, the market value of a security may move up and down, sometimes rapidly and unpredictably. Market risk may affect a single issuer, an industry, a sector or the bond market as a whole.

Recent Market Events Risk. Over the past several years, the global financial crisis has caused a significant decline in the value and liquidity of many securities and unprecedented volatility in the markets.

Governmental and non-governmental issuers (notably in Europe) have defaulted on, or been forced to restructure their debts; and many other issuers have faced difficulties obtaining credit or refinancing existing obligations. These market conditions may continue, worsen or spread, including in the United States, Europe and elsewhere. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. In response to the crisis, the U.S. government and the Federal Reserve, as well as certain foreign governments and their central banks have taken steps to support financial markets, including by keeping interest rates low. The withdrawal of this support, failure of efforts in response to the crisis, or investor perception that such efforts are not succeeding could negatively affect financial markets generally as well as reduce the value and liquidity of certain securities.

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Multi-Managed Fund Risk. The Equity Fund, the Large Company Growth Portfolio and the Large Company Value Portfolio are multi-managed fund with multiple subadvisers who employ different strategies. As a result, the Equity Fund, Large Company Growth Portfolio and the Large Company Value Portfolio may have buy and sell transactions in the same security on the same day.

Asset Allocation Risk. Although asset allocation among different asset categories and investment strategies generally reduces risk and exposure to any one category or strategy, the risk remains that the Adviser may favor an asset category or investment strategy that performs poorly relative to other asset categories and investment strategies.

Foreign Investment Risk. Foreign investments often involve risks such as political instability, differences in financial reporting standards and less stringent regulation of securities markets. These risks are magnified in less-established, emerging markets.

Preferred Stock Risk. Preferred stocks are typically subordinated to bonds and other debt instruments in a company’s capital structure, in terms of priority to corporate income, and therefore will be subject to greater credit risk than payments on debt securities. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Style Risk. The risk of investing in the Large Company Growth Portfolio and the Large Company Value Portfolio is the risk that the portfolios’ growth or value styles will perform poorly or fall out of favor with investors. For example, at times the market may favor large capitalization stocks over small capitalization stocks, value stocks over growth stocks, or vice versa.

Portfolio Turnover Risk. A fund that trades aggressively will experience high portfolio turnover and relatively high brokerage and other transaction costs. Such transaction costs may lower a fund’s effective investment return.

An investor in the Equity Fund should understand that alternatively he or she could allocate investments directly to the Large Company Growth Portfolio and the Large Company Value Portfolio. By investing indirectly in the Large Company Growth Portfolio and the Large Company Value Portfolio through the Equity Fund, an investor bears not only his or her proportionate share of certain expenses of the Equity Fund (such as operating costs), but also, indirectly, similar expenses of the Large Company Growth Portfolio and the Large Company Value Portfolio. However, shareholders of the Equity Fund will not be subject to duplicative advisory fees as a result of the Equity Fund’s investment in the Large Company Growth Portfolio and the Large Company Value Portfolio, as discussed under “Management” on page 61.

Balanced Fund

The Balanced Fund seeks to realize a high long-term total rate of return consistent with prudent investment risks. Total rate of return consists of current income, which includes dividends, interest, discount accruals and capital appreciation. The Fund will invest in underlying affiliated funds (the “Underlying Funds”) and may invest in direct investments, including but not limited to exchange-traded products (“ETPs”). Underlying Funds include mutual funds advised by Wilshire Associates, Inc., the Fund's investment adviser (the “Adviser”), and currently comprise the Income Fund, the Large Company Growth Portfolio, the Large Company Value Portfolio, the Small Company Growth Portfolio, the Small Company Value Portfolio and the Wilshire International Equity Fund. Under normal circumstances, the Balanced Fund’s target asset mix is 65% equity securities and 35% fixed income securities, with a range of 50% to 75% in equity securities and a range of 25% to 50% in fixed income securities. Under normal market conditions, the Fund invests in a a diversified portfolio of global debt and equity securities of which at 40% of the Fund's net assets will be invested in non-U.S. investments and in at least three different countries. The Fund normally invests at least 25% of its assets in fixed income securities and at least 25% of its assets in equity securities. The Fund seeks income by investing in a combination of corporate, agency and government bonds and other debt securities of any maturity issued in numerous countries, including emerging markets countries. The Fund may also invest in high-yield bonds rated below investment grade credit quality. The Fund seeks capital appreciation by investing in equity securities of companies from a variety of industries located anywhere in the world, including emerging markets. The Balanced Fund’s mix of assets is regularly

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adjusted among the Underlying Funds as well as direct investments, including investments in ETPs. Changes in the investment allocation may occur several times within a year or over several years, depending upon market and economic conditions.

Under normal circumstances, the Balanced Fund intends to be fully invested. Pending investment, to meet anticipated redemption requests, or as a temporary defensive measure, if Wilshire determines that market conditions warrant, the Balanced Fund may also invest, without limitation, in high quality U.S. dollar-denominated money market instruments. The reason for implementing a temporary defensive position is to avoid market losses. However, if market conditions improve, this strategy may result in reducing the potential gains from market upswings, thus reducing the Balanced Fund’s ability to achieve its investment objective.

The following describes the types of securities in which the Income Fund is permitted to invest:

The Income Fund invests, under normal circumstances, at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in fixed income securities.  These securities are primarily investment grade fixed income securities, including government and corporate securities, and mortgage and asset-backed securities, which are generally pass-through securities.

The Income Fund invests at least 75% of its total assets in:

•
investment grade, publicly offered debt securities, including mortgage-backed and other asset-backed securities (within the four highest ratings as determined by Moody’s Investors Service (“Moody’s”), Standard & Poor’s (“S&P”) or an equivalent rating at the time of purchase)

•	securities issued or guaranteed by the U.S. government or its agencies, including obligations issued or guaranteed by U.S., local, city and state government and agencies

•
high quality commercial paper (within the two highest grades as determined by both Moody’s and S&P or an equivalent rating), certificates of deposit, bankers’ acceptances, repurchase and reverse repurchase agreements, time deposits with maturities less than seven days and cash or cash equivalents

•
high grade U.S. dollar-denominated debt obligations of foreign governments, foreign corporations, foreign branches of U.S. banks and foreign banks (limited to the four highest ratings as determined by Moody’s, S&P or an equivalent rating at the time of purchase and to 15% of the Fund’s total assets)

•
highest quality non U.S. dollar-denominated debt obligations of foreign issuers (limited to the four highest ratings as determined by Moody’s, S&P or an equivalent rating at the time of purchase) and do not exceed 20% of the Income Fund’s total assets and up to 10% of the Income Fund’s total assets may be invested in non-U.S. denominated investments via foreign currency transactions and unhedged foreign currency denominated bonds.

Generally, the average duration of the U.S. portion of the Fund will range within 25% of the Barclays U.S. Aggregate Bond Index’s duration. There are no maximum maturity limits on individual securities. For defensive purposes, the duration and maturity of the Income Fund may be shortened. The Fund will maintain a high grade average quality for the portfolio (third highest rating as determined by Moody’s, S&P or an equivalent rating).

Up to 25% of the Income Fund’s total assets may be invested in securities not described above, including preferred stock, convertible securities, securities carrying warrants to purchase equity securities, U.S. dollar denominated and non-U.S. dollar denominated debt obligations of U.S. and non-U.S. issuers, including emerging market issuers, rated below BBB (by Moody’s, S&P or an equivalent rating) and derivatives.

The Income Fund may invest in mortgage- and asset-backed securities which represent shares in a pool of mortgages or other debt. These securities are generally pass-through securities, which means that principal and interest payments on the underlying securities (less servicing fees) are passed through to shareholders on a pro rata basis. These securities involve prepayment risk, which is the risk that the underlying mortgages or other debt may be refinanced or paid off before they mature, particularly during periods of declining interest rates. In that case, a subadviser may need to reinvest the proceeds from the securities at a lower interest rate. This could lower a Fund’s return and result in losses to a Fund if some securities were acquired at a premium. Potential market gains on a security subject to prepayment risk may be more limited than potential market gains on a comparable security that is not subject to prepayment risk. The Income Fund may also invest in collateralized mortgage obligations (“CMOs”). In a CMO, a series of bonds or certificates is issued in multiple classes, which have varying levels of risks. For a more detailed description of mortgage- and asset-backed securities, see the SAI of the Trust.

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The Income Fund may invest in mortgage securities that may be affected by the downturn in the sub-prime mortgage market. Sub-prime loans, which tend to have higher interest rates, are made to borrowers who do not qualify for prime rate loans because of their low credit ratings or other factors that suggest that they have a higher probability of defaulting.

The downturn in the sub-prime market has had, and may continue to have, a far-reaching impact on the broader securities market. The reduced investor demand for sub-prime securities has created liquidity and valuation issues with respect to these securities and other mortgage-related securities. The Fund’s investments in mortgage-related securities may be impacted by the downturn in the sub-prime mortgage market and may cause a decrease in the overall value of the Fund.

Currently, Wilshire has retained Western Asset, and its affiliate, WAML to manage the Income Fund. The basic investment philosophy of each subadviser is described below.

Western Asset’s core plus strategy seeks to provide investment results that exceed the performance of the Barclays U.S. Aggregate Bond Index. The Barclays U.S. Aggregate Bond Index is a widely recognized measure of the aggregate U.S. bond market. This strategy seeks to maximize total return by investing primarily in fixed income securities and other debt instruments of domestic and foreign entities, including corporate bonds, securities issued or guaranteed as to principal and interest by the U.S. government and its agencies and instrumentalities, mortgage-related securities and money market instruments.

Western Asset will determine the relative portion of the Income Fund’s assets allocated to foreign securities. These foreign assets will be invested at the discretion of WAML. WAML will select the foreign country and currency composition based on its evaluation of relative interest rates, inflation rates, exchange rates, monetary and fiscal policies, trade and current account balances and any other specific factors WAML believes to be relevant.

The following describes the types of securities in which the Large Company Growth Portfolio is permitted to invest:

•	The Large Company Growth Portfolio focuses on the large company growth segment of the U.S. equity market.

•	The Large Company Growth Portfolio invests substantially all of its assets in common stock of companies with large market capitalizations—generally greater than $10 billion at the time of purchase.

•
The Large Company Growth Portfolio invests in companies that historically have above average earnings or sales growth and retention of earnings, often such companies have above average price to earnings ratios.

•	The Large Company Growth Portfolio uses a multi-manager strategy with multiple subadvisers who employ different strategies.

Currently, Wilshire has retained Cornerstone, Los Angeles Capital and Victory to manage the Large Company Growth Portfolio. The basic investment philosophy of each subadviser is described below:

Cornerstone. Cornerstone’s investment philosophy is premised on successfully identifying a “perception gap”, which it believes exists when consensus expectations fail to recognize the true earnings power of a given company. Cornerstone focuses broadly on companies with over $1 billion in market capitalization, strong management with a proven track record, and a sustainable competitive advantage. Fundamentally, Cornerstone looks to invest in companies with strong organic revenue and operating earnings growth, financially conservative firms whose net income is confirmed by free cash flows, and strong, flexible balance sheets. A further distinguishing feature of Cornerstone’s process is a short-term contrarian approach employed within the context of long-term fundamentals, where it will actively buy and sell around short-term price movement of a company if the price movement is greater than the change in the long-term fundamentals. The strategy will typically hold around 35 to 55 securities.

Los Angeles Capital. In managing its portion of the Large Company Growth Portfolio, Los Angeles Capital uses Los Angeles Capital’s Dynamic Alpha Stock Selection Model® , a proprietary model, to seek to generate incremental returns above the Portfolio’s benchmark, the Russell 1000 Growth Index, while attempting to control investment risk relative to the benchmark. Securities with declining alphas or those which increase portfolio risk become sell candidates while securities with improving alphas or those which decrease portfolio risk become buy candidates. Alpha is a measure of performance on a risk-adjusted basis.

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Victory. Victory employs a growth oriented style using bottom-up fundamental company analysis as a basis for all investment decisions. Victory constructs its portion of the Large Company Growth Portfolio with high-quality, large-capitalization equity securities that Victory believes are likely to produce superior earnings growth. Victory sells a stock when the fundamental characteristics deteriorate or when a better investment opportunity is identified, and a position is reduced when a 10% position size limit is reached.

The following describes the types of securities in which the Large Company Value Portfolio is permitted to invest:

•	The Large Company Value Portfolio focuses on the large company value segment of the U.S. equity market.

•	The Large Company Value Portfolio invests substantially all of its assets in the common stock companies with large market capitalizations—generally greater than $10 billion at the time of purchase.

•
The Large Company Value Portfolio invests, generally, in companies with relatively low price to book value ratios, low price to earnings ratios and higher than average dividend yields (which means that their prices are low relative to the size of their dividends).

•	The Large Company Value Portfolio uses a multi-manager strategy with multiple subadvisers who employ different strategies.

In addition to Los Angeles Capital, whose basic philosophy is discussed above, Wilshire has retained Pzena and Systematic to manage the Large Company Value Portfolio. The basic investment philosophy of Pzena and Systematic is described below:

Pzena. Pzena focuses exclusively on companies that it believes are underperforming their historically demonstrated earnings power. Pzena applies intensive fundamental research to such companies in an effort to determine whether the problems that caused the earnings shortfalls are temporary or permanent. Pzena invests in a company only when it judges that the company’s problems are temporary, the company’s management has a viable strategy to generate earnings recovery and Pzena believes there is meaningful downside protection in case the earnings recovery does not materialize. Pzena generally sells a security when Pzena believes there are more attractive opportunities available, or there is a change in the fundamental characteristics of the issuer.

Systematic. Systematic’s investment philosophy is predicated on the belief that investing in companies with a combination of attractive valuations and a positive earnings catalyst will generate superior long-term results that outperform the benchmark over the long term. Systematic does not buy companies simply because traditional valuation methods deem them bargains. Systematic believes that all too often, stock prices can languish because there is no catalyst for the stock’s price to rise. Systematic’s objective is to invest in companies that, in its view, have a confirmed catalyst for stock price appreciation which, if realized, provide investment results that should exceed the benchmark over the long term.

The following describes the types of securities in which the Small Company Growth Portfolio is permitted to invest:

•	The Small Company Growth Portfolio focuses on the small company growth segment of the U.S. equity market.

•
The Small Company Growth Portfolio invests substantially all of its assets in the common stock of companies with smaller market capitalizations—which is generally less than $3 billion at the time of purchase.

•
The Small Company Growth Portfolio invests in companies that historically have above average earnings or sales growth and retention of earnings, often such companies have above average price to earnings ratios.

•	The Small Company Growth Portfolio invests in small-cap companies that may still further develop.

•	The Small Company Growth Portfolio uses a multi-manager strategy with multiple subadvisers who employ different strategies.

In addition to Los Angeles Capital, whose basic philosophy is described above, Wilshire has retained Ranger to manage the Small Company Growth Portfolio. The basic investment philosophy of Ranger is described below:

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Ranger Investment Management, L.P (“Ranger”). Ranger’s investment team searches for quality growth companies by implementing a bottom-up, fundamental research driven security selection process. In the research process, Ranger focuses on identifying small and mid capitalization U.S. equities characterized by accelerating revenue and earnings growth, high recurring revenues, strong balance sheets and free cash flow generation. In addition to extensive quantitative analysis, Ranger gives careful consideration to qualitative analysis and judgment of the management team, accounting practices, corporate governance and the company’s competitive advantage. Ranger utilizes a proprietary system to identify companies that violate the firm’s sell disciplines. Ranger seeks to identify problem stocks early and enhance performance by removing them before they become significant problems.

The following describes the types of securities in which the Small Company Value Portfolio is permitted to invest:

•	The Small Company Value Portfolio focuses on the small company value segment of the U.S. equity market.

•
The Small Company Value Portfolio invests substantially all of its assets in the common stock of companies with smaller market capitalizations—which is generally less than $3 billion at the time of purchase.

•	The Small Company Value Portfolio invests, generally, in companies with relatively low price to book value ratios, low price to earnings ratios and relatively high dividend yields.

•	The Small Company Value Portfolio invests in small-cap companies that may still further develop.

•	The Small Company Value Portfolio uses a multi-manager strategy with multiple subadvisers who employ different strategies.

In addition to Los Angeles Capital, whose basic philosophy is described above, Wilshire has retained NWQ to manage the Small Company Value Portfolio. The basic investment philosophy of NWQ is described below:

NWQ Investment Management Company, LLC (“NWQ”). NWQ seeks to provide superior risk-adjusted returns through an analyst-driven value-oriented process. NWQ invests in companies which it believes are undervalued and where it believes catalysts exist to unlock value or improve profitability regardless of market movements or industry developments. Investment decisions are made on an opportunistic basis, capitalizing on NWQ’s evaluation of situations created by investor over-reaction, misperception and short-term focus. NWQ’s stock selection process is driven by rigorous bottom-up fundamental research. Quantitative measures include price-to-cash flow, price-to-sales, price to-earnings, price-to-book and earnings quality. Qualitatively, NWQ focuses on management strength, corporate strategy, competitive position and shareholder value orientation. NWQ does extensive bottom-up research on each current and potential common stock holding, having direct contact with corporate management and assessing the expected risk/reward ratio of an investment to determine the absolute downside versus the expected upside. NWQ typically either eliminates or trims positions when NWQ believes a security no longer meets the three criteria at the core of its investment discipline: attractive valuation, favorable risk/reward ratio and belief in a catalyst.

The Wilshire International Equity Fund seeks long-term growth of capital primarily through diversified holdings of marketable foreign equity investments. The Wilshire International Equity Fund invests, under normal circumstances, at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities. The Wilshire International Equity Fund invests in companies organized outside the United States. Since the Wilshire International Equity Fund invests in companies of any size, it may at times invest in small-cap companies. The Wilshire International Equity Fund intends to diversify its investments among several countries and to have represented in its holdings business activities in not less than three different countries. The Wilshire International Equity Fund invests primarily in equity securities of established companies that the subadvisers believe have favorable characteristics and that are listed on foreign exchanges. The Wilshire International Equity Fund may invest up to 35% of its net assets in emerging market securities, including ETFs. The Wilshire International Equity Fund may also invest in fixed-income securities of foreign governments and companies.

Currently, Wilshire has retained WCM and Thomas White to manage the Wilshire International Equity Fund. The basic investment philosophy of each subadviser is described below:

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WCM Investment Management (“WCM”). In investing its portion of the Wilshire International Equity Fund's assets, WCM establishes portfolio guidelines for sector and industry emphasis by analyzing major trends in the global economy in order to identify those economic sectors and industries that are most likely to benefit. WCM analyzes trends in areas including demographics, global commerce, outsourcing, the growing global middle class and the proliferation of technology. WCM then develops a portfolio strategy that best capitalizes on the expected growth. In constructing its portion of the Wilshire International Equity Fund's portfolio, WCM seeks non-US domiciled quality businesses with superior growth prospects, high returns on invested capital and low or no debt. WCM also requires each Trust to maintain a durable competitive advantage and strongly considers qualitative elements such as corporate culture and the strength, quality and trustworthiness of management. WCM is sensitive to valuation and seeks to avoid companies with limited or spotty histories. In selecting equity investments for the Wilshire International Equity Fund, WCM typically plans to hold positions for three to five years.

WCM may sell all or a portion of its portion of the Wilshire International Equity Fund's portfolio holdings when, in its opinion, one or more of the following occurs, among other reasons: (1) fundamentals deteriorate; (2) there is increased geopolitical or currency risk; (3) WCM identifies a more attractive security; or (4) the Wilshire International Equity Fund's experiences redemptions of shares.

Thomas White International Ltd. (“Thomas White”). Based on its research, Thomas White seeks to buy equity securities of companies at a market price that is undervalued. This strategy is intended to produce a portfolio with lower price-to-earnings and price-to-book ratios than other mutual funds. Such portfolio characteristics are typical of what are commonly referred to as “value” funds.

Companies considered attractive typically will have one or more of the following characteristics:

•	The market price of their equity securities is undervalued relative to earnings power, break-up value and inherent profitability.

•	The companies are, or may soon be, exhibiting improved financial characteristics represented by rising cash flow, return on equity, operating margins and book value.

•	The price of their equities may have recently underperformed the general market due to a low level of investor expectations regarding the earnings outlook.

•	The companies should have the strength to operate successfully through adverse business conditions.

This approach seeks out equities where current investor enthusiasm is low. Positions are normally sold when the investment community’s perceptions improve and the securities approach a market price that Thomas White believes to be fair value.

Thomas White adheres to a long-term investment approach, and it does not attempt to predict short-term changes in the general market. Under normal market conditions, Thomas White intends to invest in companies for holding periods greater than one year so the frequency of its purchases and sales generally should be below many comparable mutual funds. Lower portfolio turnover helps to reduce trading costs and shareholders’ taxes.

A high exposure to the equity market is normally maintained unless Thomas White is unable to find undervalued securities that meet its criteria. Using this investment management style, Thomas White seeks strong long-term performance, below average return volatility and portfolio resilience in difficult market environments.

Wilshire International Equity Fund has no present intention of altering its general policy of being primarily invested in foreign securities under normal conditions. However, in the event of exceptional conditions abroad, the Wilshire International Equity Fund may temporarily invest all or a portion of its assets in Canadian or U.S. government obligations or currencies, or securities of companies incorporated in and having their principal activities in Canada or the United States. The reason for implementing a temporary defensive position is to avoid market losses. However, if market conditions improve, this strategy may result in reducing the potential gains from a rising market, thus reducing the Wilshire International Equity Fund’s ability to achieve its investment objective.

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You may lose money by investing in the Balanced Fund. By investing in the Balanced Fund, an investor also assumes the same types of risks, either indirectly or directly, as investing in the Income Fund, the Large Company Growth Portfolio, the Large Company Value Portfolio, the Small Company Growth Portfolio, the Small Company Value Portfolio and the Wilshire International Equity Fund. Investing in the Balanced Fund involves the following principal risks:

Asset Allocation Risk. Although asset allocation among different asset categories and investment strategies generally reduces risk and exposure to any one category or strategy, the risk remains that the Adviser may favor an asset category or investment strategy that performs poorly relative to other asset categories and investment strategies.

Equity Risk. The principal risk of investing in the Large Company Growth Portfolio, the Large Company Value Portfolio, the Small Company Growth Portfolio, the Small Company Value Portfolio and the Wilshire International Equity Fund is equity risk. This is the risk that the prices of stocks held by the Balanced Fund will change due to general market and economic conditions, perceptions regarding the industries in which the companies participate, and each company’s particular circumstances. Equity investments, including common stocks, tend to be more volatile than bonds and money market instruments. The value of the Balanced Fund’s shares will go up and down due to movement in the collective returns of the individual securities held by the Fund. Because common stocks are subordinate to preferred stocks in a company’s capital structure, in a company liquidation, the claims of secured and unsecured creditors and owners of bonds and preferred stocks take precedence over the claims of common stockholders.

Credit Risk. For debt securities, credit risk is the possibility that an issuer or counterparty to a contract will fail to make timely payments of interest or principal to a fund. The credit risk of the Fund depends on the credit quality of its underlying securities. In general, for debt securities, the lower the credit quality of a fund’s securities, the higher a fund’s risk, all other factors such as maturity being equal.

Interest Rate Risk. For debt securities, interest rate risk is the possibility that the price will fall because of changing interest rates. In general, debt securities’ prices rise or fall inversely to changes in interest rates. If interest rates rise, bond prices generally fall; if interest rates fall, bond prices generally rise. In addition, for a given change in interest rates, longer-maturity bonds fluctuate more in price (gaining or losing more in value) than shorter-maturity bonds.  There may be less governmental intervention in the securities markets in the near future.  If so, it could cause an increase in interest rates, which would have a negative impact on fixed income securities and could negatively affect a fund's net asset value.

Style Risk. The risk of investing in the Large Company Growth Portfolio, the Large Company Value Portfolio, the Small Company Growth Portfolio and the Small Company Value Portfolio is the risk that the portfolios’ growth or value styles will perform poorly or fall out of favor with investors. For example, at times the market may favor large capitalization stocks over small capitalization stocks, value stocks over growth stocks, or vice versa.

Prepayment Risk. Mortgage-backed securities are subject to the risk of unanticipated prepayments of principal with respect to mortgages in the security’s underlying pool of assets. While principal prepayments are passed through to the holders of the securities, prepayments also reduce the future payments on such securities and may reduce their value. Mortgage-backed securities are subject to the risk that an unexpected rise in interest rates will extend the life of a mortgage-backed security beyond the expected prepayment time, typically reducing the security’s value. Mortgage-backed securities are subject to the risk that an unexpected decline in interest rates will contract the life of a mortgage-backed security, thereby affecting its prepayment schedule, which may affect the value of the security.

Reinvestment Risk. During periods of falling interest rates, a debt security with a high stated interest rate may be prepaid (or “called”) prior to its expected maturity date. If, during periods of falling interest rates, a debt security with a high stated interest rate is called, the unanticipated proceeds would likely be invested at lower interest rates, and a fund’s income or yield may decline. Call provisions, which may lead to reinvestment risk, are most common for intermediate- and long-term municipal, corporate and mortgage-backed securities. To the extent securities subject to call were acquired at a premium, the potential for appreciation in the event of a decline in interest rates may be limited and may even result in losses.

Recent Market Events Risk. Over the past several years, the global financial crisis has caused a significant decline in the value and liquidity of many securities and unprecedented volatility in the markets.

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Governmental and non-governmental issuers (notably in Europe) have defaulted on, or been forced to restructure their debts; and many other issuers have faced difficulties obtaining credit or refinancing existing obligations. These market conditions may continue, worsen or spread, including in the United States, Europe and elsewhere. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. In response to the crisis, the U.S. government and the Federal Reserve, as well as certain foreign governments and their central banks have taken steps to support financial markets, including by keeping interest rates low. The withdrawal of this support, failure of efforts in response to the crisis, or investor perception that such efforts are not succeeding could negatively affect financial markets generally as well as reduce the value and liquidity of certain securities.

This environment could make identifying investment risks and opportunities especially difficult for a subadviser, and whether or not a fund invests in securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value and liquidity of a fund’s investments may be negatively affected. In addition, policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time.

Portfolio Turnover Risk. A fund that trades aggressively will experience high portfolio turnover and relatively high brokerage and other transaction costs. Such transaction costs may lower a fund’s effective investment return.

Portfolio Strategy Risk. The investment performance of a fund is in part dependent upon a subadviser’s skill in making appropriate investments. To the extent that a fund’s investments differ from the portfolio represented by the benchmark, there exists the potential for volatility of the return of a fund relative to its index. As the industry and sector composition of the market or index changes over time, the implementation of a fund’s strategy can lead to substantial differences in the sector or industry allocation of a fund relative to the market or index.

Liquidity Risk. A fund may invest in certain securities that may be difficult or impossible to sell at a certain time and at a price that the Fund finds to be favorable. A fund may have to accept an unfavorable price, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on portfolio management or investment performance.

Currency Risk. Non U.S. dollar-denominated securities are subject to fluctuations in the exchange rates between the U.S. dollar and foreign currencies which may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign currency denominated investments, and may widen any losses.

Derivatives Risk. When a fund uses derivatives (securities whose value is based upon the value of another security or an index) to hedge positions in the portfolio, any loss generated by the derivative security should be substantially offset by gains on the hedged investment and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. To the extent that a derivative is not used as a hedge (i.e., for speculation), a fund is directly exposed to the potential gains and losses of that derivative. Gains and losses from non hedging derivative positions may be substantially greater than the derivative’s original cost. To the extent a fund uses derivatives, a fund will (to the extent required by applicable law) either segregate cash or liquid assets in the prescribed amounts or “cover” its future obligations under the transaction, such as by holding an offsetting investment.

Valuation Risk. A fund may invest in securities that are difficult to value and may inadvertently value certain of its securities at a higher price than the market will bear.

Foreign Investment Risk. Foreign investments often involve risks such as political instability, differences in financial reporting standards and less stringent regulation of securities markets. These risks are magnified in less-established, emerging markets.

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Multi-Managed Fund Risk. The Large Company Growth Portfolio, the Large Company Value Portfolio, the Small Company Growth Portfolio, the Small Company Value Portfolio and the Wilshire International Equity Fund are multi-managed funds with multiple subadvisers who employ different strategies. As a result, the Large Company Growth Portfolio, the Large Company Value Portfolio, the Small Company Growth Portfolio, the Small Company Value Portfolio and the Wilshire International Equity Fund may have buy and sell transactions in the same security on the same day.

ETF Risk. ETFs involve certain inherent risks generally associated with investments in a portfolio of common stocks, including the risk that the general level of stock prices may decline, thereby adversely affecting the value of each unit of the ETF. Moreover, an ETF may not fully replicate the performance of its benchmark index because of the temporary unavailability of certain index securities in the secondary market or discrepancies between the ETF and the index with respect to the weighting of securities or the number of stocks held. Investing in ETFs, which are investment companies, involves duplication of advisory fees and certain other expenses.

Emerging Market Risk. Foreign investment risk may be particularly high to the extent a fund invests in securities of issuers based in countries with developing economies (i.e., emerging markets). These securities may present market, credit, currency, liquidity, legal, political and other risks different from, or greater than, the risks of investing in developed foreign (non-U.S.) countries.

Large-Cap Company Risk. Larger, more established companies may be unable to attain the high growth rates of successful, smaller companies during periods of economic expansion.

Small Cap Risk. Small-cap companies may lack the management experience, financial resources, product diversity and competitive strengths of larger companies, and may be traded less frequently. These companies may be in the developmental stage or may be older companies undergoing significant changes. Small-cap companies may also be subject to greater business risks and more sensitive to changes in economic conditions than larger more established companies. As a result, the prices of small-cap companies may rise and fall more sharply.

Market Risk. For equity securities, stock market movements may affect the fund's share price on a daily basis. Declines in value are possible because of declines in the stock market in general or because of a decline in the specific securities held by a fund. There is also the possibility that the price of the security will fall because the market perceives that there is or will be a deterioration in the fundamental value of the issuer or poor earnings performance by the issuer. Market risk may affect a single company, industry, sector or the market as a whole. For debt securities, the market value of a security may move up and down, sometimes rapidly and unpredictably. Market risk may affect a single issuer, an industry, a sector or the bond market as a whole.

An investor in the Balanced Fund should understand that alternatively he or she could allocate investments directly to the Income Fund, the Large Company Growth Portfolio, the Large Company Value Portfolio, the Small Company Growth Portfolio, the Small Company Value Portfolio and the Wilshire International Equity Fund. By investing indirectly in the Income Fund, the Large Company Growth Portfolio, the Large Company Value Portfolio, the Small Company Growth Portfolio, the Small Company Value Portfolio and the Wilshire International Equity Fund through the Balanced Fund, an investor bears not only his or her proportionate share of certain expenses of the Balanced Fund (such as operating costs), but also, indirectly, similar expenses of the Income Fund, the Large Company Growth Portfolio, the Large Company Value Portfolio, the Small Company Growth Portfolio, the Small Company Value Portfolio and the Wilshire International Equity Fund.

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Income Fund

The Income Fund invests, under normal circumstances, at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in fixed income securities.  These securities are primarily investment grade fixed income securities, including government and corporate securities, and mortgage and asset-backed securities, which are generally pass-through securities.

The Income Fund invests at least 75% of its total assets in:

•
investment grade, publicly offered debt securities, including mortgage-backed and other asset-backed securities (within the four highest ratings as determined by Moody’s Investors Service (“Moody’s”), Standard & Poor’s (“S&P”) or an equivalent rating at the time of purchase)

•	securities issued or guaranteed by the U.S. government or its agencies, including obligations issued or guaranteed by U.S., local, city and state government and agencies

•
high quality commercial paper (within the two highest grades as determined by both Moody’s and S&P or an equivalent rating), certificates of deposit, bankers’ acceptances, repurchase and reverse repurchase agreements, time deposits with maturities less than seven days and cash or cash equivalents

•
high grade U.S. dollar-denominated debt obligations of foreign governments, foreign corporations, foreign branches of U.S. banks and foreign banks (limited to the four highest ratings as determined by Moody’s, S&P or an equivalent rating at the time of purchase and to 15% of the Fund’s total assets)

•
highest quality non U.S. dollar-denominated debt obligations of foreign issuers (limited to the four highest ratings as determined by Moody’s, S&P or an equivalent rating at the time of purchase) and do not exceed 20% of the Income Fund’s total assets and up to 10% of the Income Fund’s total assets may be invested in non-U.S. denominated investments via foreign currency transactions and unhedged foreign currency denominated bonds.

Generally, the average duration of the U.S. portion of the Fund will range within 25% of the Barclays U.S. Aggregate Bond Index’s duration. There are no maximum maturity limits on individual securities. For defensive purposes, the duration and maturity of the Income Fund may be shortened. The Fund will maintain a high grade average quality for the portfolio (third highest rating as determined by Moody’s, S&P or an equivalent rating).

Up to 25% of the Income Fund’s total assets may be invested in securities not described above, including preferred stock, convertible securities, securities carrying warrants to purchase equity securities, U.S. dollar denominated and non-U.S. dollar denominated debt obligations of U.S. and non-U.S. issuers, including emerging market issuers, rated below BBB (by Moody’s, S&P or an equivalent rating) and derivatives.

The Income Fund may invest in mortgage- and asset-backed securities which represent shares in a pool of mortgages or other debt. These securities are generally pass-through securities, which means that principal and interest payments on the underlying securities (less servicing fees) are passed through to shareholders on a pro rata basis. These securities involve prepayment risk, which is the risk that the underlying mortgages or other debt may be refinanced or paid off before they mature, particularly during periods of declining interest rates. In that case, a subadviser may need to reinvest the proceeds from the securities at a lower interest rate. This could lower a Fund’s return and result in losses to a Fund if some securities were acquired at a premium. Potential market gains on a security subject to prepayment risk may be more limited than potential market gains on a comparable security that is not subject to prepayment risk. The Income Fund may also invest in collateralized mortgage obligations (“CMOs”). In a CMO, a series of bonds or certificates is issued in multiple classes, which have varying levels of risks. For a more detailed description of mortgage- and asset-backed securities, see the SAI of the Trust.

The Income Fund may invest in mortgage securities that may be affected by the downturn in the sub-prime mortgage market. Sub-prime loans, which tend to have higher interest rates, are made to borrowers who do not qualify for prime rate loans because of their low credit ratings or other factors that suggest that they have a higher probability of defaulting. The downturn in the sub-prime market has had, and may continue to have, a far-reaching impact on the broader securities market. The reduced investor demand for sub-prime securities has created liquidity and valuation issues with respect to these securities and other mortgage-related securities. The Fund’s investments in mortgage-related securities may be impacted by the downturn in the sub-prime mortgage market and may cause a decrease in the overall value of the Fund.

Currently, Wilshire has retained Western Asset, and its affiliate, WAML to manage the Income Fund. The basic investment philosophy of each subadviser is described below.

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Western Asset’s core plus strategy seeks to provide investment results that exceed the performance of the Barclays Capital Index. The Barclays Capital Index is a widely recognized measure of the aggregate U.S. bond market. This strategy seeks to maximize total return by investing primarily in fixed income securities and other debt instruments of domestic and foreign entities, including corporate bonds, securities issued or guaranteed as to principal and interest by the U.S. government and its agencies and instrumentalities, mortgage-related securities and money market instruments.

Western Asset will determine the relative portion of the Income Fund’s assets allocated to foreign securities. These foreign assets will be invested at the discretion of WAML. WAML will select the foreign country and currency composition based on its evaluation of relative interest rates, inflation rates, exchange rates, monetary and fiscal policies, trade and current account balances and any other specific factors WAML believes to be relevant.

You may lose money by investing in the Income Fund. In addition, investing in the Income Fund involves the following principal risks:

Credit Risk. For debt securities, credit risk is the possibility that an issuer or counterparty to a contract will fail to make timely payments of interest or principal to a fund. The credit risk of the Income Fund depends on the credit quality of its underlying securities. In general, for debt securities, the lower the credit quality of a fund’s securities, the higher a fund’s risk, all other factors such as maturity being equal.

Interest Rate Risk. For debt securities, interest rate risk is the possibility that the price will fall because of changing interest rates. In general, debt securities’ prices rise or fall inversely to changes in interest rates. If interest rates rise, bond prices generally fall; if interest rates fall, bond prices generally rise. In addition, for a given change in interest rates, longer-maturity bonds fluctuate more in price (gaining or losing more in value) than shorter-maturity bonds. There may be less governmental intervention in the securities markets in the near future. If so, it could cause an increase in interest rates, which would have a negative impact on fixed income securities and could negatively affect a fund's net asset value.

Market Risk. For debt securities, market risk is the risk that the fixed income markets may become volatile and less liquid, and the market value of an investment may move up or down, sometimes quickly or unpredictably.

Prepayment Risk. Mortgage-backed securities are subject to the risk of unanticipated prepayments of principal with respect to mortgages in the security’s underlying pool of assets. While principal prepayments are passed through to the holders of the securities, prepayments also reduce the future payments on such securities and may reduce their value. Mortgage-backed securities are subject to the risk that an unexpected rise in interest rates will extend the life of a mortgage-backed security beyond the expected prepayment time, typically reducing the security’s value. Mortgage-backed securities are subject to the risk that an unexpected decline in interest rates will contract the life of a mortgage-backed security, thereby affecting its prepayment schedule, which may affect the value of the security.

Reinvestment Risk. During periods of falling interest rates, a debt security with a high stated interest rate may be prepaid (or “called”) prior to its expected maturity date. If, during periods of falling interest rates, a debt security with a high stated interest rate is called, the unanticipated proceeds would likely be invested at lower interest rates, and a fund’s income or yield may decline. Call provisions, which may lead to reinvestment risk, are most common for intermediate- and long-term municipal, corporate and mortgage-backed securities. To the extent securities subject to call were acquired at a premium, the potential for appreciation in the event of a decline in interest rates may be limited and may even result in losses.

Portfolio Turnover Risk. A fund that trades aggressively will experience high portfolio turnover and relatively high brokerage and other transaction costs. Such transaction costs may lower a fund’s effective investment return.

Portfolio Strategy Risk. The investment performance of the Income Fund is in part dependent upon a subadviser’s skill in making appropriate investments. To the extent that a fund’s investments differ from the portfolio represented by the benchmark, there exists the potential for volatility of the return of a fund relative to its index. As the industry and sector composition of the market or index changes over time, the implementation of a fund’s strategy can lead to substantial differences in the sector or industry allocation of a fund relative to the market or index.

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Liquidity Risk. The Fund may invest in certain securities that may be difficult or impossible to sell at a certain time and at a price that a Fund finds to be favorable. The Fund may have to accept an unfavorable price, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on portfolio management or investment performance.

Currency Risk. Non U.S. dollar-denominated securities are subject to fluctuations in the exchange rates between the U.S. dollar and foreign currencies which may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign currency denominated investments, and may widen any losses.

Derivatives Risk. When a fund uses derivatives (securities whose value is based upon the value of another security or an index) to hedge positions in the portfolio, any loss generated by the derivative security should be substantially offset by gains on the hedged investment and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. To the extent that a derivative is not used as a hedge (i.e., for speculation), a fund is directly exposed to the potential gains and losses of that derivative. Gains and losses from non hedging derivative positions may be substantially greater than the derivative’s original cost. To the extent a fund uses derivatives, a fund will (to the extent required by applicable law) either segregate cash or liquid assets in the prescribed amounts or “cover” its future obligations under the transaction, such as by holding an offsetting investment.

Valuation Risk. A fund may invest in securities that are difficult to value and may inadvertently value certain of its securities at a higher price than the market will bear.

Foreign Investment Risk. Foreign investments often involve risks such as political instability, differences in financial reporting standards and less stringent regulation of securities markets. These risks are magnified in less-established, emerging markets.

Recent Market Events Risk. Over the past several years, the global financial crisis has caused a significant decline in the value and liquidity of many securities and unprecedented volatility in the markets.

Governmental and non-governmental issuers (notably in Europe) have defaulted on, or been forced to restructure their debts; and many other issuers have faced difficulties obtaining credit or refinancing existing obligations. These market conditions may continue, worsen or spread, including in the United States, Europe and elsewhere. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. In response to the crisis, the U.S. government and the Federal Reserve, as well as certain foreign governments and their central banks have taken steps to support financial markets, including by keeping interest rates low. The withdrawal of this support, failure of efforts in response to the crisis, or investor perception that such efforts are not succeeding could negatively affect financial markets generally as well as reduce the value and liquidity of certain securities.

Certain Wilshire funds are permitted to invest in the Fund. As a result, the Fund may have large inflows or outflows of cash from time to time. This could have adverse effects on the Fund’s performance if the Fund were required to sell securities or invest cash at times when it otherwise would not do so. This activity could also accelerate the realization of capital gains and increase the Fund’s transaction costs.

Small Cap Fund

The Small Cap Fund invests, under normal circumstances, at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in securities of small cap companies. Small cap companies are those companies with smaller market capitalizations, which are generally less than $3 billion at the time of purchase. The Small Cap Fund ordinarily invests in small cap equity securities and in other affiliated investment companies, including the Small Company Growth Portfolio and the Small Company Value Portfolio. As a matter of investment policy, the Small Cap Fund expects to invest 0% to 50% of its assets in the Small Company Value Portfolio and 0% to 50% of its assets in the Small Company Growth Portfolio, but no more than 70% in both funds on a combined basis.

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The Fund uses a multi-manager strategy with subadvisers who may employ different strategies. Los Angeles Capital Management and Equity Research, Inc. (“Los Angeles Capital”) and Ranger Investment Management, L.P. (“Ranger”) each manage a portion of the Small Cap Fund’s portfolio. The basic investment philosophy of each subadviser is described below.

In managing its portion of the Small Cap Fund, Los Angeles Capital uses Los Angeles Capital’s Dynamic Alpha Stock Selection Model® , a proprietary model, to seek to generate incremental returns above the Fund’s benchmark, the Russell 2000 Index, while attempting to control investment risk relative to the benchmark. Securities with declining alphas or those which increase portfolio risk become sell candidates while securities with improving alphas or those which decrease portfolio risk become buy candidates. Alpha is a measure of performance on a risk-adjusted basis.

Ranger’s investment team searches for quality growth companies by implementing a bottom-up, fundamental research driven security selection process. In the research process, Ranger focuses on identifying small and mid capitalization U.S. equities characterized by accelerating revenue and earnings growth, high recurring revenues, strong balance sheets and free cash flow generation. In addition to extensive quantitative analysis, Ranger gives careful consideration to qualitative analysis and judgment of the management team, accounting practices, corporate governance and the company’s competitive advantage. Ranger utilizes a proprietary system to identify companies that violate the firm’s sell disciplines. Ranger seeks to identify problem stocks early and enhance performance by removing them before they become significant problems.

You may lose money by investing in the Small Cap Fund. By investing in the Small Cap Fund, an investor also assumes the same types of risks, either indirectly or directly, as investing in the Small Company Growth Portfolio and the Small Company Value Portfolio. Investing in the Small Cap Fund involves the following principal risks:

ETF Risk. ETFs in which the Small Cap Fund may invest involve certain inherent risks generally associated with investments in a portfolio of common stocks, including the risk that the general level of stock prices may decline, thereby adversely affecting the value of each unit of the ETF. Moreover, an ETF may not fully replicate the performance of its benchmark index because of the temporary unavailability of certain index securities in the secondary market or discrepancies between the ETF and the index with respect to the weighting of securities or the number of stocks held. Investing in ETFs, which are investment companies, involves duplication of advisory fees and certain other expenses.

Small Cap Risk. Small-cap companies may lack the management experience, financial resources, product diversity and competitive strengths of larger companies, and may be traded less frequently. These companies may be in the developmental stage or may be older companies undergoing significant changes. Small-cap companies may also be subject to greater business risks and more sensitive to changes in economic conditions than larger more established companies. As a result, the prices of small-cap companies may rise and fall more sharply than larger capitalized companies.

Equity Risk. A principal risk of investing in the Small Cap Fund, the Small Company Growth Portfolio and the Small Company Value Portfolio is equity risk. This is the risk that the prices of stocks held by the Small Cap Fund, the Small Company Growth Portfolio and the Small Company Value Portfolio will change due to general market and economic conditions, perceptions regarding the industries in which the companies participate, and each company’s particular circumstances. Equity investments, including common stocks, tend to be more volatile than bonds and money market instruments. The value of the Fund’s shares will go up and down due to movement in the collective returns of the individual securities held by the Fund. Because common stocks are subordinate to preferred stocks in a company’s capital structure, in a company liquidation, the claims of secured and unsecured creditors and owners of bonds and preferred stocks take precedence over the claims of common stockholders.

Market Risk. For equity securities, stock market movements will affect the Small Cap Fund’s, the Small Company Growth Portfolio’s and the Small Company Value Portfolio’s share price on a daily basis. Declines in value are possible because of declines in the stock market in general or because of a decline in the specific securities held by the Small Cap Fund, the Small Company Growth Portfolio and the Small Company Value Portfolio. There is also the possibility that the price of the security will fall because the market perceives that there is or will be a deterioration in the fundamental value of

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the issuer or poor earnings performance by the issuer. Market risk may affect a single company, industry, sector or the market as a whole. For debt securities, the market value of a security may move up and down, sometimes rapidly and unpredictably. Market risk may affect a single issuer, an industry, a sector or the bond market as a whole.

Recent Market Events Risk. Over the past several years, the global financial crisis has caused a significant decline in the value and liquidity of many securities and unprecedented volatility in the markets.

Governmental and non-governmental issuers (notably in Europe) have defaulted on, or been forced to restructure their debts; and many other issuers have faced difficulties obtaining credit or refinancing existing obligations. These market conditions may continue, worsen or spread, including in the United States, Europe and elsewhere. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. In response to the crisis, the U.S. government and the Federal Reserve, as well as certain foreign governments and their central banks have taken steps to support financial markets, including by keeping interest rates low. The withdrawal of this support, failure of efforts in response to the crisis, or investor perception that such efforts are not succeeding could negatively affect financial markets generally as well as reduce the value and liquidity of certain securities.

Portfolio Strategy Risk. The investment performance of the Small Cap Fund is in part dependent upon a subadviser’s skill in making appropriate investments. To the extent that the Small Cap Fund’s investments differ from the portfolio represented by the benchmark, there exists the potential for volatility of the return of the Small Cap Fund relative to its index. As the industry and sector composition of the market or index changes over time, the implementation of the Small Cap Fund’s strategy can lead to substantial differences in the sector or industry allocation of the Small Cap Fund relative to the market or index.

Portfolio Turnover Risk. A fund that trades aggressively will experience high portfolio turnover and relatively high brokerage and other transaction costs. Such transaction costs may lower a fund’s effective investment return.

Multi-Managed Fund Risk. The Small Cap Fund, the Small Company Growth Portfolio and the Small Company Value Portfolio are multi-managed funds with multiple subadvisers who employ different strategies. As a result, the Small Cap Fund, the Small Company Growth Portfolio and the Small Company Value Portfolio may have buy and sell transactions in the same security on the same day.

Asset Allocation Risk. Although asset allocation among different asset categories and investment strategies generally reduces risk and exposure to any one category or strategy, the risk remains that the Adviser may favor an asset category or investment strategy that performs poorly relative to other asset categories and investment strategies.

Investment Style Risk. During certain market conditions, a fund with a more specific investment style (such as value or growth) may perform less well than a fund that allows greater flexibility in the investment of assets.

An investor in the Small Cap Fund should understand that alternatively he or she could allocate investments directly to the Small Company Growth Portfolio and the Small Company Value Portfolio. By investing indirectly in the Small Company Growth Portfolio and the Small Company Value Portfolio through the Small Cap Fund, an investor bears not only his or her proportionate share of certain expenses of the Small Cap Fund (such as operating costs), but also, indirectly, similar expenses of the Small Company Growth Portfolio and the Small Company Value Portfolio. However, shareholders of the Small Cap Fund will not be subject to duplicative advisory fees as a result of the Small Cap Fund’s investment in the Small Company Growth Portfolio and the Small Company Value Portfolio, as discussed under “Management” on page 61.

International Equity Fund

The International Equity Fund seeks long-term growth of capital primarily through diversified holdings of marketable foreign equity investments. The International Equity Fund invests, under normal circumstances, at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities. The International Equity Fund invests in companies, wherever organized, which do business primarily outside the United States and in other

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affiliated investment companies, including the Wilshire International Equity Fund. As a matter of investment policy, the International Equity Fund expects to invest 0% to 55% of its assets in the Wilshire International Equity Fund. The International Equity Fund intends to diversify its investments in operating companies among several countries and to have represented in its holdings business activities in not less than three different countries. The operating companies in which the International Equity Fund primarily invests are equity securities of established companies that the subadvisers believe have favorable characteristics and that are listed on foreign exchanges. The International Equity Fund may invest up to 35% of its net assets in emerging markets securities, including ETFs. The International Equity Fund may also invest in fixed-income securities of foreign governments and companies.

Currently, Wilshire has retained WCM and Thomas White to manage the International Equity Fund. The basic investment philosophy of each subadviser is described below:

WCM Investment Management (“WCM”). In investing its portion of the International Equity Fund's assets, WCM establishes portfolio guidelines for sector and industry emphasis by analyzing major trends in the global economy in order to identify those economic sectors and industries that are most likely to benefit. WCM analyzes trends in areas including demographics, global commerce, outsourcing, the growing global middle class and the proliferation of technology. WCM then develops a portfolio strategy that best capitalizes on the expected growth. In constructing its portion of the International Equity Fund's portfolio, WCM seeks non-US domiciled quality businesses with superior growth prospects, high returns on invested capital and low or no debt. WCM also requires each Trust to maintain a durable competitive advantage and strongly considers qualitative elements such as corporate culture and the strength, quality and trustworthiness of management. WCM is sensitive to valuation and seeks to avoid companies with limited or spotty histories. In selecting equity investments for the International Equity Fund, WCM typically plans to hold positions for three to five years.

WCM may sell all or a portion of its portion of the International Equity Fund's portfolio holdings when, in its opinion, one or more of the following occurs, among other reasons: (1) fundamentals deteriorate; (2) there is increased geopolitical or currency risk; (3) WCM identifies a more attractive security; or (4) the International Equity Fund experiences redemptions of shares.

Thomas White International, Ltd (“Thomas White”). Based on its research, Thomas White seeks to buy equity securities of companies at a market price that is undervalued. This strategy is intended to produce a portfolio with lower price-to-earnings and price-to-book ratios than other mutual funds. Such portfolio characteristics are typical of what are commonly referred to as “value” funds.

Companies considered attractive typically will have one or more of the following characteristics:

•	The market price of their equity securities is undervalued relative to earnings power, break-up value and inherent profitability.

•	The companies are, or may soon be, exhibiting improved financial characteristics represented by rising cash flow, return on equity, operating margins and book value.

•	The price of their equities may have recently underperformed the general market due to a low level of investor expectations regarding the earnings outlook.

•	The companies should have the strength to operate successfully through adverse business conditions.

This approach seeks out equities where current investor enthusiasm is low. Positions are normally sold when the investment community’s perceptions improve and the securities approach a market price that Thomas White believes to be fair value.

Thomas White adheres to a long-term investment approach, and it does not attempt to predict short-term changes in the general market. Under normal market conditions, Thomas White intends to invest in companies for holding periods greater than one year so the frequency of its purchases and sales generally should be below many comparable mutual funds. Lower portfolio turnover helps to reduce trading costs and shareholders’ taxes.

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A high exposure to the equity market is normally maintained unless Thomas White is unable to find undervalued securities that meet its criteria. Using this investment management style, Thomas White seeks strong long-term performance, below average return volatility and portfolio resilience in difficult market environments.

The International Equity Fund has no present intention of altering its general policy of being primarily invested in foreign securities under normal conditions. However, in the event of exceptional conditions abroad, the International Equity Fund may temporarily invest all or a portion of its assets in Canadian or U.S. government obligations or currencies, or securities of companies incorporated in and having their principal activities in Canada or the United States. The reason for implementing a temporary defensive position is to avoid market losses. However, if market conditions improve, this strategy may result in reducing the potential gains from a rising market, thus reducing the International Equity Fund’s ability to achieve its investment objective.

You may lose money by investing in the International Equity Fund. By investing in the International Equity Fund, an investor also assumes the same types of risks, either directly, or indirectly, as investing in the Wilshire International Equity Fund. Investing in the International Equity Fund involves the following principal risks:

Foreign Investment Risk. Foreign investments often involve risks such as political instability, differences in financial reporting standards and less stringent regulation of securities markets.

Emerging Market Risk. Stocks of companies located in emerging markets may be substantially more volatile and less liquid than stocks of companies located in more developed countries. Foreign investment risk may be particularly high to the extent the International Equity Fund invests in securities of issuers based in countries with developing economies (i.e., emerging markets). These securities may present market credit, currency, liquidity, legal, political and other risks different from, or greater than, the risks of investing in developed foreign (non-U.S.) countries.

Equity Risk. A principal risk of investing in the International Equity Fund and the Wilshire International Equity Fund is equity risk. This is the risk that the prices of stocks held by the International Equity Fund and the Wilshire International Equity Fund will change due to general market and economic conditions, perceptions regarding the industries in which the companies participate, and each company’s particular circumstances. Equity investments, including common stocks, tend to be more volatile than bonds and money market instruments. The value of the Fund’s shares will go up and down due to movement in the collective returns of the individual securities held by the Fund. Because common stocks are subordinate to preferred stocks in a company’s capital structure, in a company liquidation, the claims of secured and unsecured creditors and owners of bonds and preferred stocks take precedence over the claims of common stockholders.

ETF Risk. ETFs in which the International Equity Fund and the Wilshire International Equity Fund may invest involve certain inherent risks generally associated with investments in a portfolio of common stocks, including the risk that the general level of stock prices may decline, thereby adversely affecting the value of each unit of the ETF. Moreover, an ETF may not fully replicate the performance of its benchmark index because of the temporary unavailability of certain index securities in the secondary market or discrepancies between the ETF and index with respect to the weighting of securities or the number of stocks held. Investing in ETFs, which are investment companies, involves duplication of advisory fees and certain other expenses.

Currency Risk. Non-U.S. dollar-denominated securities are subject to fluctuations in the exchange rates between the U.S. dollar and foreign currencies which may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign currency denominated investments, and may widen any losses.

Large-Cap Company Risk. Larger, more established companies may be unable to attain the high growth rates of successful, smaller companies during periods of economic expansion.

Small Cap Risk. Small-cap companies may lack the management experience, financial resources, product diversity and competitive strengths of larger companies, and may be traded less frequently. These companies may be in the developmental stage or may be older companies undergoing significant changes. Small-cap companies may also be subject to greater business risks and more sensitive to changes in economic conditions than larger more established companies. As a result, the prices of small-cap companies may rise and fall more sharply.

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Market Risk. For equity securities, stock market movements will affect the International Equity Fund’s and the Wilshire International Equity Fund’s share price on a daily basis. Declines in value are possible because of declines in the stock market in general or because of a decline in the specific securities held by the International Equity Fund and the Wilshire International Equity Fund. There is also the possibility that the price of the security will fall because the market perceives that there is or will be a deterioration in the fundamental value of the issuer or poor earnings performance by the issuer. Market risk may affect a single company, industry, sector or the market as a whole. For debt securities, the market value of a security may move up and down, sometimes rapidly and unpredictably. Market risk may affect a single issuer, an industry, a sector or the bond market as a whole.

Recent Market Events Risk. Over the past several years, the global financial crisis has caused a significant decline in the value and liquidity of many securities and unprecedented volatility in the markets.

Governmental and non-governmental issuers (notably in Europe) have defaulted on, or been forced to restructure their debts; and many other issuers have faced difficulties obtaining credit or refinancing existing obligations. These market conditions may continue, worsen or spread, including in the United States, Europe and elsewhere. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. In response to the crisis, the U.S. government and the Federal Reserve, as well as certain foreign governments and their central banks have taken steps to support financial markets, including by keeping interest rates low. The withdrawal of this support, failure of efforts in response to the crisis, or investor perception that such efforts are not succeeding could negatively affect financial markets generally as well as reduce the value and liquidity of certain securities.

This environment could make identifying investment risks and opportunities especially difficult for a subadviser, and whether or not a fund invests in securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value and liquidity of a fund’s investments may be negatively affected. In addition, policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time.

Portfolio Strategy Risk. The investment performance of the International Equity Fund and the Wilshire International Equity Fund is in part dependent upon a subadviser’s skill in making appropriate investments. To the extent that the International Equity Fund’s and the Wilshire International Equity Fund’s investments differ from the portfolio represented by the benchmark, there exists the potential for volatility of the return of the International Equity Fund and the Wilshire International Equity Fund relative to its index. As the industry and sector composition of the market or index changes over time, the implementation of the International Equity Fund’s and the Wilshire International Equity Fund’s strategy can lead to substantial differences in the sector or industry allocation of the International Equity Fund and the Wilshire International Equity Fund relative to the market or index.

Portfolio Turnover Risk. The International Equity Fund and the Wilshire International Equity Fund may experience high rates of portfolio turnover, which results in above average transaction costs and the payment by shareholders of taxes on above-average amounts of realized investment gains, including net short-term capital gains, which are taxed as ordinary income for federal income tax purposes.

Multi-Managed Fund Risk. The International Equity Fund and the Wilshire International Equity Fund are multi-managed funds with multiple subadvisers who employ different strategies. As a result, the International Equity Fund and the Wilshire International Equity Fund may have buy and sell transactions in the same security on the same day.

Asset Allocation Risk. Although asset allocation among different asset categories and investment strategies generally reduces risk and exposure to any one category or strategy, the risk remains that the Adviser may favor an asset category or investment strategy that performs poorly relative to other asset categories and investment strategies.

Investment Style Risk. During certain market conditions, a fund with a more specific investment style (such as value or growth) may perform less well than a fund that allows greater flexibility in the investment of assets.

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An investor in the International Equity Fund should understand that alternatively he or she could allocate investments directly to the Wilshire International Equity Fund. By investing indirectly in the Wilshire International Equity Fund through the International Equity Fund, an investor bears not only his or her proportionate share of certain expenses of the International Equity Fund (such as operating costs), but also, indirectly, similar expenses of the Wilshire International Equity Fund . However, shareholders of the International Equity Fund will not be subject to duplicative advisory fees as a result of the International Equity Fund’s investment in the Wilshire International Equity Fund, as discussed under “Management” on page 61.

Socially Responsible Fund

The Socially Responsible Fund seeks long-term growth of capital, current income and growth of income.

The Socially Responsible Fund pursues its objective through a diversified portfolio composed primarily of marketable equity securities (including common stocks, preferred stocks and debt securities convertible into common stocks of seasoned U.S.-traded companies). The Socially Responsible Fund seeks to achieve its objective by investing in issuers that meet certain investment and socially responsible criteria. Investments in equity securities are limited to issuers which, in the subadviser’s judgment, meet the following criteria:

Socially responsible areas of focus for inclusion:

•	Companies with strong environmental management systems, eco-efficiency programs, health and safety procedures, and an overall commitment to continuously improve on environmental matters

•	Companies with competitive employee benefit initiatives, workplace programs and non-discrimination policies

•	Companies with good transparency and shareholder engagement

Socially responsible areas of exclusion based on revenues:

•	Major tobacco, alcohol and gaming device manufacturers

•	Major weapons manufacturers

•	Major nuclear power generators

•	Major pornographic content manufacturers

Wilshire allocates the Fund’s assets between two investment strategies: an appreciation strategy and a large cap core strategy.

Currently, Wilshire has retained ClearBridge to manage the Socially Responsible Fund. The basic investment philosophy of ClearBridge is described below.

Appreciation Strategy

The portfolio managers look for investments among a strong core of growth and value stocks, consisting primarily of blue chip companies dominant in their industries. The Fund may also invest in companies with prospects for sustained earnings growth and/or a cyclical earnings record.

In selecting individual companies for the appreciation sleeve of the Fund’s portfolio, the portfolio managers look for the following:

•	Strong or rapidly improving balance sheets

•	Recognized industry leadership

•	Effective management teams that exhibit a desire to earn consistent returns for shareholders

In addition, the portfolio managers consider the following characteristics:

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•	Past growth records

•	Future earnings prospects

•	Technological innovation

•	General market and economic factors

•	Current yield or potential for dividend growth

Generally, companies in the appreciation sleeve of the Fund’s portfolio fall into one of the following categories:

•
Undervalued companies: companies with assets or earning power that are either unrecognized or undervalued. The portfolio managers generally look for a catalyst that will unlock these values. The portfolio managers also look for companies that are expected to have unusual earnings growth or whose stocks appear likely to go up in value because of market changes in the way they do business (for example, a corporate restructuring).

•
Growth at a reasonable price: companies with superior demonstrated and expected growth characteristics whose stocks are available at a reasonable price. Typically, there is strong recurring demand for these companies’ products.

The portfolio managers adjust the amount held in cash reserves depending on the portfolio managers’ outlook for the stock market. The portfolio managers will increase the Fund’s allocation to cash when, in the portfolio managers’ opinion, market valuation levels become excessive. If the Fund holds a significant portion of its assets in cash during periods of stock market increases, that could prevent the Fund from achieving its investment objective.

Large Cap Core Strategy

The large cap core sleeve of the Fund intends to pursue both growth and conservation of capital while generally seeking to maintain a fully-invested position in equities by selecting certain equity securities primarily for the growth opportunities they present and other equity securities primarily for the purpose of conserving capital. The portfolio managers look for companies they believe are able to increase earnings and dividends at an above-average rate and still retain enough cash to finance future growth in their businesses. The portfolio managers emphasize individual security selection while spreading the large cap core sleeve Fund’s investments among industries and sectors for broad market exposure.

The portfolio managers seek to construct an investment portfolio whose weighted average market capitalization is similar to the Standard & Poor’s 500 Index of Composite Stocks (“S&P 500 Index”). The portfolio managers use a fundamental analysis to identify high-quality companies — companies with an oligopoly or monopoly in their respective markets, a strong franchise and market share, a high return on equity and conservative accounting practices — and then consider whether the stocks are relatively over- or under-valued. The portfolio managers also look for a catalyst for stock price appreciation, such as good management, positive changes in strategy or improvement in the company’s competitive position. The portfolio managers favor companies with above-average growth in dividend yields because the portfolio managers believe this shows responsible use of capital on the part of the companies. The large cap core sleeve of the Fund invests for the longer term. The portfolio managers, however, continue to reappraise the Fund’s holdings, take profits or losses and raise cash to reinvest in newly emerging areas of interest, within the scope of the Fund’s large cap core sleeve investment policy.

The portfolio managers’ sell discipline is the result of the portfolio managers’ regular review of the Fund’s portfolio holdings. If a company’s fundamentals deteriorate or its business fails to meet the portfolio managers’ expectations for growth or conservation of capital, the portfolio managers evaluate the stock as a sale candidate. The portfolio managers continually assess the risk and reward profile of companies in the large cap core sleeve portfolio. The portfolio managers generally will reduce a position as risk and reward become less favorable. The portfolio managers generally will eliminate a position whose valuation becomes excessive or unsustainable. The portfolio managers may also sell a stock to substitute a similar company with a materially better risk and reward.

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Once the Fund’s investment criteria have been met, ClearBridge’s fundamental research team integrates Environmental, Social, Governance (ESG) criteria by sector. In addition, rigorous proactive/supportive screening and some avoidance screening are applied to be consistent with both the financial and ESG objectives of the portfolio. Proactive or supportive screening examines issues such as progressive workplace practices, environmental innovation and community involvement. Avoidance screens exclude investments in companies that have significant involvement in the manufacture of tobacco and alcohol products, the provision of gaming services, the production of nuclear power or the manufacture of weapons. When a security that would be held in the portfolio in the underlying, unscreened investment strategy is excluded by the ESG (environmental, social, governance) integration or screening, ClearBridge invests the cash that would have been invested in that security in a related investment and/or allocates such cash to other investments held in the portfolio.

ClearBridge will review the Fund’s adherence to the socially aware investment guidelines on a quarterly basis. All stocks purchased by the Fund will meet such criteria at the time of purchase. Stocks held by the Fund may be divested prior to reaching fair value, as determined by ClearBridge, if during the quarterly review of the Fund’s investment universe, ClearBridge determines that a stock no longer meets the socially aware investment criteria.

You may lose money by investing in the Socially Responsible Fund. In addition, investing in the Socially Responsible Fund involves the following principal risks:

Socially Responsible Risk. The Socially Responsible Fund only invests in companies that meet its criteria for socially responsible investing. Because of this restriction, the investments that the subadviser may choose from may be more limited than those of a fund that is not restricted to investing in companies that meet social criteria. As a result, the subadviser may pass up opportunities to buy certain securities when it is otherwise advantageous to do so or may sell certain securities when it is disadvantageous to do so. In addition, investing in socially responsible companies may result in the Fund investing more or less in a specific sector of the economy relative to its benchmark.

Equity Risk. A principal risk of investing in the Socially Responsible Fund is equity risk. This is the risk that the prices of stocks held by the Socially Responsible Fund will change due to general market and economic conditions, perceptions regarding the industries in which the companies participate, and each company’s particular circumstances. Equity investments, including common stocks, tend to be more volatile than bonds and money market instruments. The value of the Socially Responsible Fund’s shares will go up and down due to movement in the collective returns of the individual securities held by the Socially Responsible Fund. Because common stocks are subordinate to preferred stocks in a company’s capital structure, in a company liquidation, the claims of secured and unsecured creditors and owners of bonds and preferred stocks take precedence over the claims of common stock shareholders.

Market Risk. For equity securities, stock market movements will affect the Socially Responsible Fund’s share price on a daily basis. Declines in value are possible because of declines in the stock market in general or because of a decline in the specific securities held by the Socially Responsible Fund. There is also the possibility that the price of the security will fall because the market perceives that there is or will be a deterioration in the fundamental value of the issuer or poor earnings performance by the issuer. Market risk may affect a single company, industry, sector or the market as a whole. For debt securities, the market value of a security may move up and down, sometimes rapidly and unpredictably. Market risk may affect a single issuer, an industry, a sector or the bond market as a whole.

Recent Market Events Risk. Over the past several years, the global financial crisis has caused a significant decline in the value and liquidity of many securities and unprecedented volatility in the markets.

Governmental and non-governmental issuers (notably in Europe) have defaulted on, or been forced to restructure their debts; and many other issuers have faced difficulties obtaining credit or refinancing existing obligations. These market conditions may continue, worsen or spread, including in the United States, Europe and elsewhere. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. In response to the crisis, the U.S. government and the Federal Reserve, as well as certain foreign governments and their central banks have taken steps to support financial markets, including by keeping interest rates low. The withdrawal of this support, failure of efforts in response to the crisis, or investor perception that such efforts are not succeeding could negatively affect financial markets generally as well as reduce the value and liquidity of certain securities.

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Portfolio Strategy Risk. The investment performance of the Socially Responsible Fund is in part dependent upon the subadviser’s skill in making appropriate investments. To the extent that the Socially Responsible Fund’s investments differ from the portfolio represented by the benchmark, there exists the potential for volatility of the return of the Socially Responsible Fund relative to its index. As the industry and sector composition of the market or index changes over time, the implementation of the Socially Responsible Fund’s strategy can lead to substantial differences in the sector or industry allocation of the Socially Responsible Fund relative to the market or index.

Portfolio Turnover Risk. A fund that trades aggressively will experience high portfolio turnover and relatively high brokerage and other transaction costs. Such transaction costs may lower a fund’s effective investment return.

Preferred Stock Risk. Preferred stocks are typically subordinated to bonds and other debt instruments in a company’s capital structure, in terms of priority to corporate income, and therefore will be subject to greater credit risk than payments on debt securities. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Convertible Securities Risk. Convertible securities are fixed income securities that may be converted at a stated price within a specific period of time into a certain quantity of common stock of the same or a different issuer. As with all fixed income securities, the market values of convertible securities tend to decline as interest rates increase and increase as interest rates declines. Convertible securities are senior to common stocks in an issuer’s capital structure, but are usually subordinated to similar non-convertible securities.

Additional Investments And Related Risks

The following provides additional information on various types of instruments in which the Funds may invest and their associated risks. Because the Balanced Fund invests in shares of the Income Fund, the Large Company Growth Portfolio, the Large Company Value Portfolio, the Small Company Growth Portfolio, the Small Company Value Portfolio and the Wilshire International Equity Fund, the Balanced Fund indirectly invests in the same investments as listed for those underlying funds. Because the Equity Fund invests in shares of the Large Company Growth Portfolio and the Large Company Value Portfolio, the Equity Fund indirectly invests in the same investments as listed for those underlying funds. Because the International Equity Fund invests in shares of the Wilshire International Equity Fund, the International Equity Fund indirectly invests in the same investments as listed for the underlying fund. Because the Small Cap Fund invests in shares of the Small Company Growth Portfolio and the Small Company Value Portfolio, the Small Cap Fund indirectly invests in the same investments as listed for those underlying funds. For a more detailed description of the various types of instruments in which the Funds may invest and their associated risks, please see the section entitled “Description of Securities and Risks” in the Statement of Additional Information (“SAI”).

Money Market Instruments. Under normal market conditions, the Equity Fund, the Balanced Fund, the Income Fund, the Small Cap Fund and the Socially Responsible Fund intend to be fully invested. Pending investment, to meet anticipated redemption requests, or as a temporary defensive measure if a subadviser determines that market conditions warrant, the Funds may also invest, without limitation, in high quality U.S. dollar-denominated money market instruments. The reason for implementing a temporary defensive position is to avoid market losses. However, if market conditions improve, this strategy may result in reducing the potential gains from market upswings, thus reducing a Fund’s ability to achieve its investment objective.

The International Equity Fund and the Wilshire International Equity Fund may purchase foreign money market instruments, including, but not limited to, bankers’ acceptances, certificates of deposit, commercial paper, short-term government and corporate obligations and repurchase agreements.

ADRs, EDRs and GDRs. The Small Cap Fund, the International Equity Fund, the Wilshire International Equity Fund and the Socially Responsible Fund may each invest in both sponsored and unsponsored American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”) and other similar global instruments. The Equity Fund may invest in ADRs. ADRs typically are issued by an American bank or trust company and evidence ownership of underlying securities issued by a foreign corporation. EDRs, which are sometimes referred to as Continental Depositary Receipts, are receipts issued in Europe, typically by foreign banks and trust companies,

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that evidence ownership of either foreign or domestic underlying securities. GDRs are depositary receipts structured like global debt issues to facilitate trading on an international basis. Unsponsored ADR, EDR and GDR programs are organized independently and without the cooperation of the issuer of the underlying securities. As a result, available information concerning the issuer may not be as current as for sponsored ADRs, EDRs and GDRs, and the prices of unsponsored ADRs, EDRs and GDRs may be more volatile than if such instruments were sponsored by the issuer. Investments in ADRs, EDRs and GDRs present additional investment considerations, as described below under “Foreign Securities.”

Foreign Securities. The International Equity Fund, the Income Fund, the Wilshire International Equity Fund, the Small Cap Fund and the Socially Responsible Fund may invest in foreign securities. Investing outside the United States involves economic and political considerations not typically applicable to U.S. markets. These considerations, which may favorably or unfavorably affect a Fund’s investment performance, include, but are not limited to, changes in exchange rates and exchange rate controls (which may include suspension of the ability to transfer currency from a given country), costs incurred in conversions between currencies, nonnegotiable brokerage commissions, different accounting standards, lower trading volume and greater market volatility, the difficulty of enforcing obligations in other countries, less securities regulation, different tax provisions (including withholding on interest and dividends paid to a Fund or the Wilshire International Equity Fund), war, expropriation, political and social instability and diplomatic developments. Further, the settlement period of securities transactions in foreign markets may be longer than in domestic markets. These considerations generally are heightened in developing countries. For example, the possibility of political upheaval and the dependence on foreign economic assistance may be greater in these countries than in developed countries. Wilshire and the subadvisers seek to mitigate the risks associated with these considerations through diversification and active professional management.

Forward Foreign and Currency Exchange Contracts. The International Equity Fund, the Income Fund and the Wilshire International Equity Fund may invest in foreign currencies. The Income Fund may enter into forward foreign currency exchange contracts (“forward contracts”) up to 20% of the value of its total net assets. A forward contract involves an obligation to purchase or sell a specific currency for an agreed price at a future date, which may be any fixed number of days from the date of the contract. The agreed price may be fixed or within a specified range of prices. The Income Fund also may enter into foreign currency futures contracts and foreign currency options up to 15% of the value of total net assets. Foreign currency futures contracts are standardized contracts traded on commodities exchanges that involve an obligation to purchase or sell a predetermined amount of currency at a predetermined date at a specified price.

High-Yield (High-Risk) Securities. The Income Fund may invest in fixed income or convertible securities rated lower than “Baa” by Moody’s or “BBB” by S&P, or unrated securities of comparable quality, which are commonly referred to as “junk bonds” or “high-yield/high-risk” securities. These securities are considered speculative and generally involve a higher risk of loss of principal and income than higher-rated, investment grade securities. The value of these securities generally fluctuates more than those of higher-rated securities. The value of high-yield, high-risk securities may also be influenced by the bond market’s perception of an issuer’s credit quality or its outlook for economic growth. As with any other asset in the Fund’s portfolio, any reduction in the value of such securities would be reflected in the net asset value of the Fund. In addition, a fund that invests in lower-quality securities may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal and interest on its holdings. As a result of the associated risks, successful investments in high-yield (high-risk) securities will be more dependent on the subadvisers’ credit analysis than generally would be the case with investments in investment grade securities. Lower-quality securities tend to be less liquid than higher-quality debt securities because the market for them is not as broad or active. The lack of a liquid secondary market may have an adverse effect on market price and the Fund’s ability to sell particular securities.

Illiquid Securities. Variable and floating rate instruments that cannot be disposed of within seven days and repurchase agreements and time deposits that do not provide for payment within seven days after notice, without taking a reduced price, are subject to the following limits. Each of the Small Cap Fund, the International Equity Fund, the Wilshire International Equity Fund and the Socially Responsible Fund may invest up to 15% of its net assets in illiquid securities, including repurchase agreements maturing in more than seven days. Each of the Balanced Fund and the Income Fund may invest up to 10% of its net assets in illiquid securities and may not invest in “restricted securities” except for Rule

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144A securities. The Small Cap Fund, the International Equity Fund, the Wilshire International Equity Fund, the Socially Responsible Fund and Income Fund may purchase securities which are not registered under the Securities Act of 1933 (the “1933 Act”) but which can be sold to “qualified institutional buyers” in accordance with Rule 144A under the 1933 Act if they are determined to be liquid. Any such security will be considered liquid so long as it is determined by a subadviser that an adequate trading market exists for that security. This investment practice could have the effect of increasing the level of illiquidity in a Fund or the Wilshire International Equity Fund during any period that qualified institutional buyers become uninterested in purchasing these restricted securities. As a matter of operating policy, each Fund and the Wilshire International Equity Fund will invest only in Rule 144A securities that are deemed to be liquid, and will limit its investment in Rule 144A securities to 20% of its net assets. The Equity Fund may not invest in illiquid or restricted securities or securities not fully marketable. If a Fund or the Wilshire International Equity Fund exceeds the limits specified above, the Fund will take prompt steps to reduce its holdings in illiquid securities.

Adjustable Rate Mortgage Securities. The Income Fund may invest in adjustable rate mortgage securities. Adjustable rate mortgage securities are pass-through mortgage securities collateralized by mortgages with adjustable rather than fixed rates.

Options and Futures Contracts. The Income Fund, the Small Cap Fund, the International Equity Fund and the Socially Responsible Fund may invest in options and futures. The Equity Fund may invest in futures. Options are the right, but not the obligation to buy or sell a specified amount of securities or other assets on or before a fixed date. Futures contracts are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. The Income Fund, Small Cap Fund, International Equity Fund and Socially Responsible Fund may write covered call options, buy put options, buy call options and write secured put options for the purpose of hedging or earning additional income, which may be deemed speculative or, with respect to the International Equity Fund, cross-hedging. The Small Cap Fund, International Equity Fund and Socially Responsible Fund may also invest in financial futures contracts and options on futures contracts to commit funds awaiting investment in securities or maintain cash liquidity or for other risk management purposes.

Securities Lending. The Equity Fund, the Income Fund, the Small Cap Fund, the International Equity Fund, the Socially Responsible Fund, the Large Company Growth Portfolio, the Large Company Value Portfolio, the Small Company Growth Portfolio, the Small Company Value Portfolio and the Wilshire International Equity Fund each may lend its investment securities in an amount of up to 33⅓% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions. Any loss in the market price of securities loaned by a Fund that occurs during the term of the loan would be borne by a Fund and would affect a Fund’s investment performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by a Fund’s delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower. The Trust’s Board of Trustees will make arrangements to vote or consent with respect to a material event affecting portfolio securities on loan. The Balanced Fund may not make loans to other persons, except by the purchase of obligations in which a Fund is authorized to invest.

When-Issued Purchases and Forward Commitments. The Equity Fund, the Small Cap Fund, the International Equity Fund, the Wilshire International Equity Fund, the Socially Responsible Fund and the Income Fund each may purchase securities on a “when-issued” basis and may purchase or sell securities on a “forward commitment” basis. These transactions involve a commitment by a Fund to purchase or sell particular securities with payment and delivery taking place at a future date (perhaps one or two months later), and permit a Fund to lock in as price or yield on a security it owns or intends to purchase, regardless of future changes in interest rates. When-issued and forward commitment transactions involve the risk, however, that the price or yield obtained in a transaction may be less favorable than the price or yield available in the market when the securities delivery takes place. The Funds do not intend to engage in when-issued purchases and forward commitments for speculative purposes but only in furtherance of their investment objectives.

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Warrants. The Small Cap Fund and Income Fund may invest in warrants, which are securities giving the holder the right, but not the obligation, to buy the stock of an issuer at a given price (generally higher than the value of the stock at the time of issuance) during a specified period or perpetually. Warrants do not carry with them the right to dividends or voting rights with respect to the securities that they entitle their holder to purchase and they do not represent any rights in the assets of the issuer. The value of a warrant does not necessarily change with the value of the underlying securities and a warrant ceases to have value if it is not exercised prior to its expiration date.

MANAGEMENT

Wilshire Associates Incorporated (“Wilshire”) serves as the investment adviser to the Trust. The overall responsibility for the supervision of the affairs of the Funds rests with the Board of Trustees. As described below, the Board of Trustees has approved contracts with others to provide certain services to the Funds.

Investment Adviser

Since March 1, 1999, the Trust has employed Wilshire to manage the investment and reinvestment of the assets of the Equity Fund, Balanced Fund, Income Fund, Small Cap Fund, International Equity Fund and Socially Responsible Fund and to continuously review, supervise and administer the Funds’ investment programs under an Investment Advisory Agreement dated March 1, 1999, as amended from time to time. Wilshire’s principal office is located at 1299 Ocean Avenue, Santa Monica, California 90401-1085. Wilshire was formed in 1972 and as of December 31, 2013, total assets under advisement were $127 billion. Wilshire also provides investment technology products and investment consulting and provides equity investment services. Wilshire conducts its investment decision-making through an investment committee structure. The investment committee consists of senior level investment professionals with significant investment experience. As of the date of the Prospectus, the investment committee is comprised of Cleo Chang, Jason Schwarz, James St. Aubin, Helen Webb-Thompson, Jonathan Miles, Mannik Dhillon, Nathan Palmer, Ramon Gonzalez, Robert Noe and Erin Simpson. Cleo Chang is chairman of the investment committee.

Wilshire’s duties under the Investment Advisory Agreement include providing a continuous investment program for each Fund or recommending to the Board of Trustees one or more unaffiliated subadvisers to provide a continuous investment program for each Fund or a portion of such Fund’s assets designated from time to time by Wilshire, including investment, research and management with respect to all securities and investments and cash equivalents for a Fund or a designated portion of such Fund’s assets. Wilshire also reviews, monitors and reports to the Board of Trustees regarding the investment performance and investment procedures of each subadviser and assists and consults with each subadviser in connection with a Fund’s continuous investment program. In addition, Wilshire maintains books and records with respect to its services under the Investment Advisory Agreement and furnishes the Board of Trustees with such periodic and special reports as the Board of Trustees may request.

In its oversight of the investment program of the Funds, Wilshire may manage the Funds directly or select investment managers as subadvisers to manage each Fund’s assets. If Wilshire selects subadvisers, Wilshire will determine the allocation of each Fund’s assets among those selected subadvisers. Wilshire selects subadvisers based upon a due diligence process that focuses on, but is not limited to, the subadviser’s philosophy and process, people and organization, resources and performance. Wilshire has discretion to select, retain and discharge the subadvisers with approval from the Trust’s Board of Trustees. Wilshire may take these actions with respect to subadvisers at any time without shareholder approval.

Wilshire selects subadvisers based on a continuing quantitative and qualitative evaluation of their skills and proven abilities in managing assets pursuant to a particular investment style. Short-term performance is not by itself a significant factor in selecting or terminating subadvisers, and therefore, Wilshire does not anticipate frequent changes in the subadvisers. Criteria for employment of subadvisers includes, but are not limited to, a subadviser’s philosophy and process, people and organization, resources and performance. Subadvisers may have different investment styles and security selection disciplines.

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Wilshire monitors the investment performance of each subadviser of the Funds and, to the extent it deems appropriate to achieve the Funds’ investment objectives, reallocates assets among individual subadvisers or recommends the employment or termination of particular subadvisers.

Pursuant to an exemptive order from the Securities and Exchange Commission (“SEC”), Wilshire, without shareholder approval, as normally would be required under the 1940 Act, may replace, add or remove subadvisers and enter into sub-advisory agreements with these subadvisers upon approval of the Board of Trustees. Within 90 days of the hiring of any new subadviser or the implementation of any material change to a subadvisory agreement, shareholders will be furnished with an information statement that contains all information that would be included in a proxy statement regarding the new subadviser or sub-advisory agreement, except as modified by exemptive relief. Moreover, Wilshire will not enter into a subadvisory agreement with any subadviser that is an “affiliated person,” as defined in the 1940 Act, of the Trust or Wilshire, other than by reason of serving as a subadviser to one or more of the Funds, without shareholder approval. In addition, whenever a subadviser is hired or fired, Wilshire will provide the Board of Trustees with information showing the expected impact on Wilshire’s profitability and will report such impact quarterly.

Each subadviser’s fees will be paid by Wilshire out of the advisory fees that Wilshire receives from each of the Funds. For a Fund with multiple subadvisers, the fees paid to a subadviser will depend upon the fee rate negotiated with Wilshire and upon the percentage of the Fund’s assets allocated to that subadviser by Wilshire, which may vary from time to time. Thus, the basis for fees paid to any such subadviser will not be constant, and the relative amounts of fees paid to the various subadvisers of a Fund will fluctuate. These internal fluctuations, however, will not affect the total advisory fees paid by a Fund, which will remain fixed based on the terms described above. Wilshire may, however, determine in its discretion to waive a portion of its fee if internal fluctuations in the fee to be paid to the subadvisers results in excess profit to Wilshire. Because Wilshire will pay each subadviser’s fees out of its own fees from the Funds, there will not be any “duplication” of advisory fees paid by the Funds.

Shareholders should recognize, however, that in engaging new subadvisers and entering into sub-advisory agreements, Wilshire will negotiate fees with those subadvisers and, because these fees are paid by Wilshire and not directly by each Fund, any fee reduction negotiated by Wilshire may inure to Wilshire’s benefit and any increase may inure to its detriment. The fees paid to Wilshire by the Funds and the fees paid to the subadvisers by Wilshire are considered by the Board of Trustees in approving the Funds’ advisory and sub-advisory arrangements. Any change in the advisory fees paid by a Fund to Wilshire would require shareholder approval.

Information regarding the Board of Trustees’ approval of the Investment Advisory Agreement and Investment Sub-Advisory Agreements of the Equity Fund, Balanced Fund, Income Fund, Small Cap Fund, International Equity Fund and Socially Responsible Fund is included in the Annual Report to Shareholders dated December 31, 2013 (with the exception of the approval of the Investment Sub-Advisory Agreements for the Equity Fund, which is included in the Semi-Annual Report to shareholders dated June 30, 2013.)

For the services provided and the expenses assumed pursuant to the Investment Advisory Agreement, Wilshire receives a fee based on each Fund’s average daily net assets, computed daily and payable monthly, at the following annual rates:

Fund	Rate on the First $1 Billion of Fund Assets	Rate on Fund Assets in Excess of $1 Billion
Equity Fund	0.70%*	0.60%*
Balanced Fund	0.55%**	0.45%**
Income Fund	0.55%	0.45%
Small Cap Fund***	1.15%	1.05%
International Equity Fund****	1.00%	0.90%
Socially Responsible Fund	0.85%	0.75%

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Based on these rates, Wilshire received the following fees based on each Fund’s average daily net assets for the fiscal year ended December 31, 2013:

Fund	Rate as a % of average daily net assets of the Fund
Equity Fund	0.26%*
Balanced Fund	0.00%**
Income Fund	0.55%
Small Cap Fund*****	0.60%***
International Equity Fund*****	0.67%****
Socially Responsible Fund	0.85%

*
Wilshire receives directly from the Equity Fund a fee based on average daily net assets of the Equity Fund that are not invested in the Large Company Growth Portfolio and the Large Company Value Portfolio.

**
The Balanced Fund operates under a “fund of funds” structure. The Balanced Fund primarily invests in shares of the Income Fund, the Large Company Growth Portfolio, the Large Company Value Portfolio, the Small Company Growth Portfolio, the Small Company Value Portfolio and the Wilshire International Equity Fund. Wilshire receives directly from the Balanced Fund a fee based on the average daily net assets of the Balanced Fund that are not invested in the Income Fund, the Large Company Growth Portfolio, the Large Company Value Portfolio, the Small Company Growth Portfolio, the Small Company Value Portfolio and the Wilshire International Equity Fund. The Adviser did not receive fees from the Balanced Fund during the year ended December 31, 2013.

***
Wilshire receives directly from the Small Cap Fund a fee based on average daily net assets of the Small Cap Fund that are not invested in the Small Company Growth Portfolio and the Small Company Value Portfolio.

****	Wilshire receives directly from the International Equity Fund a fee based on average daily net assets of the International Equity Fund that are not invested in the Wilshire International Equity Fund.

*****
For the period January 1, 2013 through October 31, 2013, Wilshire voluntarily waived 0.20% and 0.20% of its advisory fees for the Small Cap Fund and the International Equity Fund, respectively. Effective November 1, 2013, Wilshire replaced the voluntary waiver with a contractual management fee waiver of 0.20% and 0.20% of its advisory fees based on average daily net assets that are not invested in affiliated underlying funds through April 30, 2015 for the Small Cap Fund and the International Equity Fund, respectively.

Through consulting and other arrangements similar to the Funds’ “manager of managers” approach, Wilshire has also provided the same types of services to registered investment companies as provided under the Investment Advisory Agreement.

The Subadvisers

Each subadviser serves pursuant to a sub-advisory agreement with Wilshire. Wilshire uses a “manager of managers” approach for all the Funds, except the Balanced Fund, by which Wilshire allocates each Fund’s assets among one or more “specialist” subadvisers. The assets of the Equity Fund are managed by Santa Barbara and TWIN. The assets of the Income Fund are managed by Western Asset and WAML. WAML will manage the Income Fund’s assets allocated by Western Asset to foreign securities. Los Angeles Capital and Ranger serve as the subadvisers for the Small Cap Fund. WCM and Thomas White serve as the subadvisers for the International Equity Fund. ClearBridge serves as the subadviser for the Socially Responsible Fund. A portion of the Equity Fund’s assets are allocated to the Large Company Growth Portfolio and the Large Company Value Portfolio. See information on the Large Company Growth Portfolio and the Large Company Value Portfolio for the relevant subadvisers of those portfolios. A portion of the Balanced Fund’s assets are allocated to the Income Fund, the Large Company Growth Portfolio, the Large Company Value Portfolio, the Small Company Growth Portfolio, the Small Company Value Portfolio and the Wilshire International Equity Fund. See information on the Income Fund, the Large Company Growth Portfolio, the Large Company Value Portfolio, the Small Company Growth Portfolio, the Small Company Value Portfolio and the Wilshire International Equity Fund for the relevant subadvisers of the those funds. A portion of the International Equity Fund’s assets are allocated to the Wilshire International Equity Fund. See information on the Wilshire International Equity Fund for the relevant subadvisers for

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that fund. A portion of the Small Cap Fund’s assets are allocated to the Small Company Growth Portfolio and the Small Company Value Portfolio. See information on the Small Company Growth Portfolio and the Small Company Value Portfolio for the relevant subadvisers of those funds.

For Funds with multiple subadvisers, Wilshire has discretion over the percentage of assets allocated to each subadviser, and to the extent Wilshire deems appropriate to achieve a Fund’s investment objective, may reallocate the percentage of a Fund’s assets overseen by each subadviser at any time.

Santa Barbara

Wilshire has entered into a subadvisory agreement with Santa Barbara dated February 25, 2013, to manage a portion of the Equity Fund, subject to the supervision of Wilshire and the Board. Santa Barbara is located at 2049 Century Park East, 17th Floor, Los Angeles, CA 90067. As of December 31, 2013, Santa Barbara managed approximately $6.3 billion in assets, which includes approximately $1.9 billion in Unified Managed Account (“UMA”) assets. James Boothe is Chief Investment Officer of Santa Barbara and the portfolio manager of Santa Barbara’s portion of the Equity Fund. Mr. Boothe joined Santa Barbara in 2002 and previously was a Portfolio Manager with USAA Investment Management. Mr. Booth provides portfolio management services to 3,184 portfolios directly or as part of a team on a day-to-day basis. Santa Barbara is a subsidiary of Nuveen Investments, Inc. (“Nuveen”). Nuveen is an indirect subsidiary of Windy City Investments Holdings, LLC (“Holdings”), LLC, a holding company formed by equity investors led by Madison Dearborn Partners, LLC (“MDP”), a private equity firm. Equity investors of Holdings include certain MDP private equity divisions of U.S. Bancorp and other financial services companies. On April 14, 2014, TIAA-CREFF, a national financial services organization, announced it had entered into an agreement to acquire Nuveen.  The transaction is expected to be consummated by the end of 2014.

As a result of the facts described above, MDP is considered a “control person” of Santa Barbara under the Investment Advisers Act of 1940, as amended (“Advisers Act”); an “affiliated person” of Santa Barbara under the Investment Company Act of 1940; and an “affiliate” of Santa Barbara under the Employee Retirement

Income Security Act of 1974 (“ERISA”). With respect to Santa Barbara except for MDP, no other investor in Holdings is subject to restrictions arising from such status under the Advisers Act, Investment Company Act and ERISA, respectively.

Neither MDP nor the other investors in Holdings will have any involvement in the day-to-day investment or other business operations of Santa Barbara, including with respect to Santa Barbara ‘s investment and voting determinations on behalf of clients. Santa Barbara exercises its own independent investment and voting discretion in accordance with its investment philosophy, fiduciary duties and client guidelines.

Santa Barbara’s employees do not have direct ownership in the firm. However, the firm and its parent provide the same incentive as would direct ownership through various programs. Note that the value of this incentive is determined by increasing profitability over time rather than simple asset growth.

Santa Barbara is under common control with NWQ Investment Management Company, LLC, Tradewinds Global Investors, LLC, Nuveen Investments Advisers Inc., Symphony Asset Management LLC, Nuveen Fund Advisors, LLC, Gresham Investment Management, LLC, Winslow Capital Management, LLC, and Nuveen Asset Management, LLC, each an investment adviser registered with the SEC that provides services to individual and/or institutional clients (which may include registered investment companies and/or private investment funds). “Nuveen Investments” is sometimes used to refer collectively to the advisory businesses of Nuveen Investments, Inc. Certain personnel may provide services for multiple Nuveen Investments advisory affiliates. Santa Barbara and its advisory affiliates maintain procedures (including certain information barriers) designed generally to provide for independent exercise of investment and voting power. Santa Barbara ‘s arrangements with its affiliates may or may not be material to its advisory business at any particular time. Santa Barbara is also under common control with Nuveen Securities, LLC, a registered broker-dealer.

TWIN

Wilshire has entered into a subadvisory agreement with TWIN dated February 25, 2013, to manage a portion of the Equity Fund, subject to the supervision of Wilshire and the Board. TWIN, located at 3244 Washington Road, Suite 202, McMurray, Pennsylvania 15317, is a Pennsylvania corporation registered as an investment adviser with the SEC and manages assets primarily for institutions. As of December 31, 2013, TWIN managed approximately $948 million

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in assets under management. An investment team, comprised of portfolio managers who are supported by a dedicated research team, is primarily responsible for the day-to-day management of TWIN’s portion of the Equity Fund. The investment committee is led by Geoffrey Gerber and includes Christopher Erfort.

Geoffrey Gerber has been the President and Chief Investment Officer of TWIN since April 1990 when he founded TWIN. In his capacity as Chief Investment Officer, Mr. Gerber oversees the investment decisions for the TWIN Enhanced Equity product. Mr. Gerber received his Ph.D. in Economics from the University of Pennsylvania and serves as the Chair of the Pittsburgh UJF Foundation Investment Committee and is on the Board and Chair of the Investment Committee of the Burroughs Wellcome Foundation. Mr. Gerber also serves as member of the Investment Advisory Committee of New York State Teachers Retirement System (NYSTRS).

Christopher Erfort, who joined TWIN in January 1997, is a CFA Charter Holder and a Portfolio Manager and Senior Vice President of TWIN.

Los Angeles Capital

Los Angeles Capital, located at 11150 Santa Monica Blvd., Suite 200, Los Angeles, CA 90025, had approximately $16 billion in assets under management as of December 31, 2013.

Los Angeles Capital’s Dynamic Alpha Stock Selection Model® , a proprietary model, is used to seek to generate incremental returns above the Fund’s benchmark, while attempting to control investment risk relative to the benchmark. Securities with declining alphas or those which increase portfolio risk become sell candidates while securities with improving alphas or those which decrease portfolio risk become buy candidates. Alpha is a measure of performance on a risk-adjusted basis.

Thomas D. Stevens, CFA - Chairman, Principal; Hal W. Reynolds, CFA - Chief Investment Officer, Principal; and Daniel E. Allen, CFA - Director of Global Equities, Principal, are the senior portfolio managers for Los Angeles Capital’s allocated portion of the Small Cap Fund, the Large Company Growth Portfolio, the Large Company Value Fund, the Small Company Growth Portfolio and the Small Company Value Portfolio. From 1980 until April 2002, when Los Angeles Capital was formed, Mr. Stevens, a founding Principal of Los Angeles Capital, was employed by Wilshire Associates Incorporated, where he served as a Senior Managing Director and Principal. Previously, he directed its Equity Division before assuming responsibility for Wilshire Asset Management, which he headed for 16 years. Mr. Reynolds is one of the founding Principals of Los Angeles Capital. Prior to co-founding Los Angeles Capital, Mr. Reynolds was a Managing Director and Principal at Wilshire Associates Incorporated. In 1998, he joined Wilshire Asset Management as the Chief Investment Officer and in 1989, joined the consulting division where he served as a senior consultant to large ERISA plans. Prior to joining Los Angeles Capital in 2009, Mr. Allen, a Principal, was a Senior Managing Director and Board member of Wilshire Associates Incorporated. Mr. Allen began in the Equity Management Division in 1983, joined Wilshire’s Consulting Division in 1991, and in 1998, he moved to Europe to lead Wilshire’s Private Markets Group asset management activities in the region, where he also served on the Global Investment Committee before returning to Los Angeles in 2008 as a Management Committee member of the Private Markets Group.

Ranger

Ranger, located at 2828 N. Harwood Street, Suite 1600, Dallas, Texas 75201, had approximately $2.159 billion in assets under management as of December 31, 2013.

W. Conrad Doenges is primarily responsible for the day-to-day management of Ranger’s allocated portion of the Small Cap Fund’s and Small Company Growth Portfolio’s assets. Mr. Doenges joined Ranger in 2004 and serves as the Portfolio Manager for the firm’s small, mid and smid-cap growth strategies. Mr. Doenges also has primary research responsibility for consumer discretionary, consumer staples and producer durables companies. Prior to joining Ranger, Mr. Doenges served as a partner, Managing Director and Co-Chief Investment Officer for John McStay Investment Counsel. Mr. Doenges was employed by John McStay from 1998 to 2004.

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ClearBridge

ClearBridge, 620 8th Avenue, New York, NY 10018, is registered under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). ClearBridge provides investment management services to institutional and retail investors. ClearBridge Investments, LLC is a wholly owned subsidiary of Legg Mason, Inc. ClearBridge was formed in 2006 by Legg Mason, Inc. (“Legg Mason”) following Legg Mason’s acquisition of substantially all of the global investment management business then known as Citigroup Asset Management from Citigroup, Inc. ClearBridge is Legg Mason’s largest equity manager, with approximately $90 billion in assets under management at December 31, 2013.

Senior Portfolio Managers Scott Glasser and Michael Kagan, along with Portfolio Manager Mary Jane McQuillen, head of the Environmental, Social and Governance (ESG) Research & Integration research team, are primarily responsible for managing the Socially Responsible Fund.

Mr. Glasser, Co-Chief Investment Officer, Managing Director andSenior Portfolio Manager, joined a predecessor organization in 1993 and has over 23 years of investment industry experience. Mr. Kagan, Managing Director and Senior Portfolio Manager joined a predecessor organization in 1994 and has over 29 years of investment experience. Ms. McQuillen, Managing Director and Portfolio Manager, ESG Investments, has 18 years of investment industry experience.

Western Asset

Western Asset Management Company (“Western”), established in 1971, is located at 385 E. Colorado Boulevard, Pasadena, California 91101. WAML was founded in 1984 and is located at 10 Exchange Square, Primrose Street, London, EC 2A2EN, United Kingdom. As of December 31, 2013, total assets under management by Western were approximately $364.7 billion and $38.6 billion by Western Asset Management Company Limited (“WAMCL”). WAMCL is affiliated with Western under common control, jointly managing an assigned portion of the Income Fund. WAMCL provides certain sub-advisory services relating to currency transactions and investments in non-U.S. dollar-denominated securities and related foreign currency instruments. Expertise from WAMCL’s investment professionals add local sector investment experience as well as the ability to trade in local markets. Western maintains constant interaction and coordination between its investment professionals to maintain a unified and cohesive investment management approach.

Western utilizes a team-based approach to portfolio management to ensure that all portfolios, as allowed by guidelines, benefit from the expertise of all the firms’ sector specialists. S. Kenneth Leech, Chief Investment Officer, is responsible for the strategic oversight of the Income Fund’s investments and for supervising the operations and of the various sector specialist teams dedicated to the specific asset classes in which the Income Fund invests. Mr. Leech is involved in the management of all Western’s portfolios, but he is not solely responsible for particular portfolios. With respect to the Income Fund and other client accounts with a similar objective, Carl L. Eichstaedt, Mark S. Lindbloom, Michael C. Buchanan and Keith Gardner provide specialized expertise and global oversight. They are also responsible for portfolio structure, including sector allocation, duration weighting and term structure decisions.

These individuals are also responsible for overseeing implementation of Western’s overall investment ideas and coordinating the work of the various sector teams. This structure ensures that client portfolios benefit from a consensus that draws on the expertise of all team members.

Messrs. Leech, Eichstaedt, Gardner, Lindbloom and Buchanan have been Portfolio Managers for Western for more than five years.

WCM

Wilshire entered into a subadvisory agreement with WCM, effective November 1, 2013, to manage a portion of the International Equity Fund, subject to the supervision of Wilshire and the Board. WCM was founded in 1976 and its principal address is 281 Brooks Street, Laguna Beach, California 92651. WCM is registered with the U.S. Securities and Exchange Commission and provides investment advice to institutional and high net worth individual clients. WCM had approximately $4 billion in assets under management as of December 31, 2013.

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WCM’s portion of the International Equity Fund is team-managed by members of WCM’s Investment Strategy Group (the “ISG”), which consists of five investment professionals. Current members of the ISG are Sanjay Ayer, CFA, Paul R. Black, Peter J. Hunkel, Michael B. Trigg, and Kurt R. Winrich, CFA. These managers share portfolio management responsibilities and all investment purchase and sale decisions are made by the ISG.

Paul R. Black has 30 years of investment experience. He joined WCM in 1989, and has served as WCM’s President and co-CEO since December 2004. He is a member of the firm’s ISG and his primary responsibilities include portfolio management and equity research.

Peter J. Hunkel has 15 years of investment experience. He has served as a Portfolio Manager and Business Analyst for the Advisor since 2007. He is a member of the firm’s ISG and his primary responsibilities include portfolio management and equity research.

Michael B. Trigg has 13 years of investment experience. He has served as a Portfolio Manager and Business Analyst for the Advisor since 2006. He is a member of the firm’s ISG and his primary responsibilities include portfolio management and equity research.

Kurt R. Winrich, CFA has 29 years of investment experience. He joined WCM in 1984, and has served as WCM’s Chairman and co-CEO December 2004. He is a member of the firm’s ISG and his primary responsibilities include portfolio management and equity research.

The SAI provides additional information about each portfolio manager’s method of compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of the Fund securities.

Thomas White

Thomas White, located at 440 S. LaSalle Street, Suite 3900, Chicago, Illinois 60605 had approximately $2.278 billion in assets under management as of December 31, 2013. Day to day management of Thomas White’s portion of the International Equity Fund and the Wilshire International Equity Fund is the responsibility of portfolio managers Thomas S. White, Jr., Wei Li, Ph.D, CFA, Jinwen Zhang, Ph.D, CFA and Douglas M. Jackman, CFA,.

Mr. White, President, Chief Investment Officer, and Portfolio Manager, co-founded Thomas White in 1992. He has been managing investments for 48 years and previously served as a Managing Director for Morgan Stanley Asset Management from 1979 to 1992. Mr. White has a BA in Economics from Duke University.

Mr. Li, Executive Vice President and Director of Research, joined Thomas White in 1994. He has been managing investments for 20 years and prior to joining Thomas White was a postdoctoral research assistant at Rensselaer Polytechnic Institute and a postdoctoral fellow at McGill University. Mr. Li has a BS in Mathematics from Nanjing University, a MS in Mathematics from Nanjing Normal University and a Ph.D. in Mathematics from Purdue University.

Ms. Zhang, Executive Vice President and Assistant Director of Research, joined Thomas White in 1999. She has been managing investments for 15 years. Ms. Zhang has a BS in Biochemistry from Beijing University, a MBA in Finance and Accounting from the University of Chicago and a Ph.D. in Biochemistry from Iowa State University.

Mr. Jackman, Executive Vice President, Portfolio Manager, and Senior Research Officer, joined Thomas White in 1995. He has been managing investments for 23 years and previously worked for Morgan Stanley. Mr. Jackman has an AB in Economics and an MBA from the University of Chicago.

Victory

Wilshire has entered into a subadvisory agreement with Victory, effective February l, 2007, to manage a portion of the Large Company Growth Portfolio, subject to the supervision of Wilshire and the Board. Victory, located at 4900 Tiedeman Road, 4th Floor Brooklyn, OH 44144, is a New York corporation registered as an investment adviser with the SEC and manages assets for institutions and individuals. Victory is a wholly owned subsidiary of KeyBank National Association and KeyCorp (NYSE:KEY), a publicly-held financial services company that provides investment management, retail and commercial banking, consumer finance, and investment banking products and services to

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individuals and companies throughout the United States, and for certain businesses, globally. As of December 31, 2013, Victory had $18.8 billion in assets under management. An investment committee, comprised of four portfolio managers who are supported by a dedicated research team, is primarily responsible for the day-to-day management of Victory’s portion of the Large Company Growth Portfolio. The investment committee is led by Erick F. Maronak, and includes Scott R. Kefer, Jason E. Dahl and Michael B. Koskuba. Erick F. Maronak has been the Chief Investment Officer and a Senior Portfolio Manager with Victory Capital Management since July 2003. In his capacity as CIO, Mr. Maronak oversees the investment decisions for the Victory Growth product. From 1999 to July 2003, he was the Director of Research for NewBridge Partners, LLC. Scott R. Kefer is a Chartered Financial Analyst Charter Holder and a Portfolio Manager with Victory Capital Management. From 1999 to July 2003, he was a Portfolio Manager/Analyst for NewBridge Partners, LLC. Jason E. Dahl is a Chartered Financial Analyst Charter Holder and a Portfolio Manager with Victory Capital Management. From 1999 to July 2003, he was a Portfolio Manager/Analyst for NewBridge Partners, LLC. Michael B. Koskuba is a Portfolio Manager/Analyst with Victory Capital Management. From 1999 to July 2003, he was a Portfolio Manager/Analyst for NewBridge Partners, LLC.

Pzena

Wilshire entered into a subadvisory agreement with Pzena, effective December 23, 2004, as amended from time to time, to manage a portion of the Large Company Value Portfolio, subject to the supervision of Wilshire and the Board. Pzena is located at 120 West 45th Street, 20th Floor, New York, New York 10036. As of December 31, 2013, Pzena managed approximately $25 billion in assets. Pzena’s investment team and the team responsible for the day to day management of Pzena’s portion of the Large Company Value Portfolio, consists of Richard S. Pzena, John P. Goetz ,Antonio DeSpirito, III and Benjamin Silver. Mr. Pzena is the founder, Managing Principal and Chief Executive Officer and Co-Chief Investment Officer of Pzena. Prior to forming Pzena in 1995, Mr. Pzena was the Director of U.S. Equity Investments and Chief Research Officer for Sanford C. Bernstein & Company. He joined Bernstein in 1986. Mr. Goetz is a Managing Principal and Co-Chief Investment Officer at Pzena. Prior to joining Pzena in 1996, Mr. Goetz held a range of positions at Amoco Corporation for over 14 years, most recently as the Global Business Manager for Amoco’s $1 billion polypropylene business. His prior positions include strategic planning, joint venture investments and project financing in various oil and chemical businesses. Mr. DeSpirito is a Principal and portfolio manager of large cap value at Pzena. Previously, Mr. DeSpirito was one of the portfolio managers of Pzena’s small cap value service. Prior to joining Pzena in 1996, Mr. DeSpirito was an associate in the Corporate Department at the Boston-based law firm of Ropes & Gray. Mr. Silver is a Principal, Co-Director of Research and Portfolio Manager of Pzena since 2001.

NWQ

Wilshire entered into a subadvisory agreement with NWQ, effective November 13, 2007, as amended from time to time, to manage a portion of the Small Company Value Portfolio, subject to the supervision of Wilshire and the Board. NWQ is located at 2049 Century Park East, 16th Floor, Los Angeles, California 90067. As of December 31, 2013, NWQ managed approximately $15.1 billion in assets, which includes approximately $1.6 billion in Unified Managed Account assets. Phyllis G. Thomas, CFA, is the portfolio manager of NWQ’s portion of the Small Company Value Portfolio. Ms. Thomas joined NWQ in 1990 and previously managed institutional portfolios for The Boston Company and Standard Investment Management Company. Ms. Thomas provides portfolio management services to NWQ’s small and small/mid-cap portfolios on a day-to-day basis.

Cornerstone

Wilshire has entered into a subadvisory agreement with Cornerstone effective June 1, 2010, to manage a portion of the Large Company Growth Portfolio, subject to the supervision of Wilshire and the Board. Cornerstone is located at 3600 Minnesota Drive, Suite 70, Edina, MN 55435. Andrew S. Wyatt and Thomas G. Kamp own a majority of Cornerstone and are deemed to control it. Mr. Wyatt is Chief Executive Officer and a director of the Adviser. Thomas G. Kamp, CFA, the President, Chief Investment Officer and Portfolio Manager of Cornerstone, is also an owner of Cornerstone. As of December 31, 2013, Cornerstone managed approximately $4.792 billion in assets. Mr. Kamp, is the portfolio manager of the Large Company Growth Portfolio. Mr. Kamp joined Cornerstone in February 2006. Previously, he was a Senior Vice President and Portfolio Manager at Alliance Capital

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Management from 1993-2006. He earned his MBA at Northwestern University and a BSME at Southern Methodist University.

Systematic

Wilshire has entered into a subadvisory agreement with Systematic, effective September 20, 2007, to manage a portion of the Large Company Value Portfolio, subject to the supervision of Wilshire and the Board. Systematic is located at 300 Frank W. Burr Boulevard, Glenpointe East 7th Floor, Teaneck, New Jersey 07666. Systematic was founded in 1982 as a registered investment adviser, specializing in the management of value portfolios throughout the market capitalization spectrum. Systematic’s assets under management as of December 31, 2013 were approximately $14 billion. The team of portfolio managers responsible for the day-to-day management of Systematic’s portion of the Large Company Value Portfolio’s assets is comprised of D. Kevin McCreesh and Ronald Mushock, who are also both Managing Partners of Systematic. Mr. McCreesh, Chief Investment Officer, has oversight responsibilities for all client portfolios. In addition, Mr. McCreesh serves as the lead portfolio manager for Systematic’s large and small-cap portfolios. He joined Systematic in 1996. Mr. Mushock is a Managing Partner at Systematic and has lead portfolio management responsibility for all mid and small/mid cap portfolios. Mr. Mushock joined Systematic in 1997.

DISTRIBUTION AND SHAREHOLDER SERVICES PLAN

The Funds have adopted a plan under Rule 12b-1 of the 1940 Act that provides for a fee of 0.25% of each Fund’s average net assets payable to SEI Investments Distribution Co. (the “Distributor”) to compensate the Distributor for distribution and other services provided to shareholders.  The Balanced Fund currently incurs 12b-1 fees on all of its assets except for those invested in the Income Fund, which resulted in 12b-1 fees of 0.16% for the fiscal year ended December 31, 2013.

Because 12b-1 fees are paid out of a Fund’s assets on an ongoing basis, they will, over time, increase the cost of investment and may cost more than other types of sales charges.

PURCHASES AND REDEMPTIONS

Shares of each Fund are currently sold only to insurance company separate accounts. Previously, shares of the Equity Fund were available to the public. While Equity Fund shares may no longer be purchased by the general public, existing public shareholders may acquire additional shares through the automatic reinvestment of dividends and distributions. Shareholder subscriptions and redemptions are effected at the price based on the next calculation of net asset value per share after receipt of a request by the insurance company.

Each Fund sells and redeems its shares at net asset value per share, without a sales or redemption charge. The net asset value of each Fund’s shares is determined on each day the New York Stock Exchange (“NYSE”) is open for trading at the close of regular trading on the NYSE (normally 4:00 p.m. Eastern Time). No valuations are made for any day that the NYSE is closed. The computation is made by dividing the net assets by the number of outstanding shares. Net assets are equal to the total assets of a Fund less its liabilities.

A security listed or traded on a domestic exchange is valued at its last sales price on the exchange where it is principally traded. In the absence of a current quotation, the security is valued at the mean between the last bid and asked prices on the exchange. Securities traded on National Association of Securities Dealers Automatic Quotation (“Nasdaq”) System are valued at the Nasdaq official closing price. If there is no Nasdaq official closing price available, the most recent bid quotation is used. Securities traded over-the-counter (other than on Nasdaq) are valued at the last current sale price. Equity securities primarily traded on a foreign exchange or market are valued daily at the price, which is an estimate of the fair value price, as provided by an independent pricing service. Debt securities having a remaining maturity of 60 days or less, maturing at par, are valued at prices supplied by the Funds’ pricing agent for such securities, if available, and otherwise are valued at amortized cost. When market quotations are not readily available, securities are valued according to procedures established by the Board of Trustees or are valued at fair value as determined in good faith by the Pricing Committee, whose members include at least two representatives

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of the Adviser, one of whom is an officer of the Trust, or the Trust’s Valuation Committee. Securities whose values are considered unreliable because a significant valuation event has occurred may be valued at fair value by the Pricing Committee or the Valuation Committee. The value of fair valued securities may be different from the last sale price (or the mean between the last bid and asked prices), and there is no guarantee that a fair valued security will be sold at the price at which a security is valued. Investments in underlying funds by the Balanced Fund, the Equity Fund, the International Equity Fund and the Small Cap Fund are valued at their net asset value as reported by the underlying fund.

Except in extraordinary circumstances and as permissible under the 1940 Act, redemption proceeds are paid on or before the seventh business day following the date the request for redemption is received.

The Funds reserve the right to suspend or postpone redemptions as permitted pursuant to Section 22(e) of the 1940 Act. Generally, those circumstances are when 1) the New York Stock Exchange is closed other than customary weekend or holiday closings; 2) trading on the New York Stock Exchange is restricted; 3) an emergency exists which makes the disposal of securities owned by the Funds or the fair determination of the value of a Fund's net assets not reasonably practicable; or 4) the SEC, by order, permits the suspension of the right of redemption. We reserve the right to impose a redemption fee in the future.

Redemption of Equity Fund Shares by Existing Public Shareholders

The Equity Fund will redeem shares from public shareholders at the net asset value per share next determined after receipt of a redemption request. If stock certificates have been issued, the signature of each party must be signature guaranteed. If certificates are lost, the shareholder will need to submit an Affidavit of Loss form and a Lost Instrument Bond will be required. Documents may be obtained by calling the transfer agent at 1-888-200-6796. The cost for this bond must be paid by the shareholder. For redemption and re-registration requests of $50,000 and greater, the signature of each party must be signature guaranteed. For redemption and re-registration requests of any amount being sent to a payee or address other than that of record, the signature of each party must be signature guaranteed.

The Equity Fund will redeem shares from public shareholders at the net asset value per share next determined after receipt of a redemption request. You should mail redemptions requests to Wilshire Variable Insurance Trust, P.O. Box 219512, Kansas City, MO 64121-8512. If you are mailing via overnight courier, send your request to Wilshire Variable Insurance Trust, c/o DST Systems, Inc., 430 W. 7th Street, Kansas City, MO 64105.

Redemption requests should identify the account by number and the name(s) in which the account is registered. The request must be signed exactly as the account is registered. On a jointly held account, all owners must sign. Provided the request is received in good form, payment for shares redeemed will be made by a Fund within seven business days of receipt. We require a signature guarantee for each signature on your redemption letter (i) if you redeem more than $50,000, (ii) if proceeds are to be paid to someone other than the registered holder of shares, or (iii) if the investor’s address of record has changed within the past 60 days. A signature guarantee can be obtained from any of the following institutions: a national or state bank, a trust company, a federal savings and loan association, or a broker-dealer that is a member of a national securities exchange. A notarized signature is not sufficient.

Systematic Cash Withdrawal Plan

When an Equity Fund public shareholder has accumulated $5,000 or more of Equity Fund shares in his or her account, shares may be withdrawn automatically through the Systematic Cash Withdrawal Plan (the “Plan”). A shareholder may receive checks monthly, quarterly, semi-annually or annually in any amount requested, but not less than $25. In determining eligibility for the Plan, the value of a public shareholder’s account is determined at the net asset value on the date the Plan request is received in good order. Payments under the Plan will be made either on the 1st or 15th of the month, as selected by the shareholder. A sufficient number of shares will be redeemed from the shareholder’s account at the net asset value on the specified date to provide funds for payments under the Plan, thus reducing the shareholder’s account value. Depending on the amount and frequency of withdrawals, payments under the Plan may exhaust the shareholder’s account. There is no redemption charge with respect to the shares redeemed from the shareholder’s account. A Plan may be terminated upon written request. Shares issued in certificate form are not eligible for participation in the Plan.

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Customer Identification Program

Record owners of the Funds are the insurance companies that offer the Funds as choices for holders of certain variable annuity contracts. The Funds have a verification process for new insurance company accounts to help the government fight the funding of terrorism and money laundering activities. Federal law requires all financial institutions, including the Funds, to obtain, verify, and record information that identifies each person who opens an account. When an insurance company opens an account, the Funds will ask for its name, address, and other information that will allow the Funds to identify the company. This information will be verified to ensure the identity of all persons opening an account.

For certain insurance companies, the Funds might request additional information (for instance, the Funds would ask for documents such as the insurance company’s articles of incorporation) to help verify the insurance company’s identity.

The Funds will not complete the purchase of any Fund shares for an account until all required and requested identification information has been provided and the application has been submitted in proper order. Once the application is determined to be in proper order, Fund purchase(s) will be effected at the net asset value per share next calculated.

The Funds may reject a new account application if the insurance company does not provide any required or requested identifying information or for other reasons.

The Funds may refuse, cancel or rescind any purchase order; freeze any account (meaning the insurance company will not be able to purchase Fund shares in a shareholder’s account); suspend account services; and/or involuntarily redeem the account if the Funds think that the account is being used for fraudulent or illegal purposes by the insurance company or by the variable annuity contract owner; one or more of these actions will be taken when, at the sole discretion of the Funds, they are deemed to be in a Fund’s best interest or when a Fund is requested or compelled to do so by governmental authority or by applicable law.

The Funds may close and liquidate an account if they are unable to verify provided information, or for other reasons; if the Funds decide to close the account, the Fund shares held in the account will be redeemed at the net asset value per share next calculated after the Funds determine to close the account; the insurance company may be subject to gain or loss on the redemption of the Fund shares and the insurance company may incur federal income tax liability.

Short-Term and Excessive Trading

The Trust and the Funds are designed for long-term investors. The Funds do not accommodate short-term or excessive trading and ask the insurance companies that offer the Funds for cooperation in discouraging such trading activity through their variable annuity contracts. Such trading may present risks to other shareholders in the Funds, including disruption of portfolio investment strategies, with potential resulting harm to investment performance, and increased trading costs or Fund expenses. Thus, such trading may negatively impact a Fund’s net asset value and result in dilution to long-term shareholders.

In an effort to protect long-term shareholders, the Board of Trustees has adopted policies and procedures which seek to deter short-term and excessive trading. Shares of the Funds are only held as the underlying investment for variable annuity contracts issued by insurance companies, and, as a result, the participating insurance companies, rather than the underlying contract owners, are the shareholders of the Funds.

The Trust is limited in its ability to enforce the Trust’s market timing trading policy because each insurance company has the relationship with, and is responsible for maintaining the account records of, the individual variable annuity contract owners. In addition, there may be legal and technical limitations on the ability of an insurance company to impose trading restrictions and to apply the Trust’s market timing trading policy to their variable annuity contract owners. As a result, there is no assurance that the Trust will be completely successful in its effort to detect or minimize market timing activity.

Under agreements that the Trust or its distributor have entered into with participating insurance companies, the Trust may request transaction information from participating insurance companies at any time in order to determine whether there has been short-term trading by the participating insurance companies’ customers. The Trust will request that

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the participating insurance company provide individual contract owner level detail to the Trust as its request. If short-term trading is detected at the contract owner level, the Trust will request that the participating insurance company (a) continue to monitor the contract owner, (b) issue the contract owner a warning, or (c) ban the contract owner from making further allocations to that Fund. The Trust reserves the right to reject or cancel all future purchase and exchange transactions if the Trust believes there appears to be a pattern of short-term or excessive trading activity. A participating insurance company may apply its own short-term trading policies and procedures, which may be more or less restrictive than the Trust’s policies and procedures.

The Trust has entered into shareholder information agreements with participating insurance companies. Under such shareholder information agreements, the Trust may instruct a participating insurance company to restrict or prohibit further purchases or exchanges of fund shares by a shareholder who has been identified by the Trust as having engaged in transactions of fund shares that violate policies established by the Trust for the purpose of eliminating or reducing any dilution of the value of the outstanding securities issued by the Trust.

DIVIDENDS, DISTRIBUTIONS AND FEDERAL TAXES

Each Fund distributes substantially all of its net investment income and net capital gains to shareholders each year. All dividends or distributions paid on Fund shares held by a separate account, net of separate account contract charges, are automatically reinvested in shares of the respective Fund at the net asset value determined on the dividend payment date.

Under current law, owners of variable annuity contracts who are indirectly invested in a Fund are not expected to be subject to federal income tax on Fund distributions or gains realized upon the sale or redemption of Fund shares until they are withdrawn from the contracts. Tax consequences to variable annuity contract holders are described in your variable annuity contract prospectus issued by the applicable insurance company separate account.

Public shareholders of the Equity Fund may elect to receive cash dividends and will be notified of the amount and type of distribution. If a shareholder elects to receive a cash dividend and the dividend check is returned by the postal service, attempts will be made to locate the shareholder. If the attempts to locate are unsuccessful, the shareholder’s dividend option will be changed to reinvestment. For federal income tax purposes, dividends will be taxable to the shareholder whether paid in cash or reinvested in additional shares. When new shares are added to an Equity Fund public shareholder’s account through the reinvestment of dividends or when distributions occur, a confirmation statement is sent to the public shareholder showing the number of shares that were credited to the account, the net asset value per share and the total number of shares in the account.

A dividend or capital gain distribution will reduce the per share net asset value by the amount of the dividend or distribution. Shortly after the end of each year, Equity Fund shareholders will be informed of the amount of and the federal income tax treatment of all distributions made during the year. Shareholders must determine for themselves the applicability of federal, state and local taxes to dividends and distributions received on Equity Fund shares.

Equity Fund public shareholders who sell or exchange their Equity Fund shares will generally recognize gain or loss for federal income tax purposes in an amount equal to the difference between the net proceeds of the sale and their adjusted tax basis in the shares sold. Such gain or loss will generally be treated as long-term capital gain or loss if the shares have been held for more than one year, and if not held for such period, as short-term capital gain or loss.

By law, a Fund must withhold 28% of your distributions and proceeds paid to you if you do not provide your correct taxpayer identification number, or make required certifications, or if the Internal Revenue Service instructs a Fund to do so.

This summary of federal income tax consequences is intended for general information only. Investors and prospective investors should consult their own tax advisers concerning the federal, state, local and foreign tax consequences of an investment in a Fund.

Additional information on these and other federal income tax matters relating to the Funds and their shareholders is included in the section entitled “Federal Income Tax Matters” in the SAI.

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FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand each Fund’s financial performance for the past five fiscal years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). If you are an annuity contract owner, the total return does not reflect the expenses that apply to the separate account or related insurance policies. The inclusion of these charges would reduce the total return figures for all periods shown. The information has been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm. Their report for 2013, along with each Fund’s financial statements, is included in the 2013 annual report, which is available upon request.

Equity Fund

For a Fund Share Outstanding Throughout Each Year

	Year Ended December 31,
	2013		2012		2011	2010	2009
Net asset value, beginning of year	$19.91		$17.51		$18.29	$16.52	$13.52

Income/(loss) from investment operations:
Net investment income1	0.13		0.16		0.24	0.13	0.14
Net realized and unrealized gain/(loss) on investments and futures contracts	5.91	5	2.41	4	(0.76)	1.78	3.05
Total from investment operations	6.04		2.57		(0.52)	1.91	3.19

Less distributions:
From net investment income	(0.35)		(0.17)		(0.26)	(0.14)	(0.19)
From capital gains	0.00		0.00		0.00	0.00	0.00
Total distributions	(0.35)		(0.17)		(0.26)	(0.14)	(0.19)
Net asset value, end of year	$25.60		$19.91		$17.51	$18.29	$16.52
Total return2	30.36%		14.66%		(2.87)%	11.58%	23.57%

Ratios to average net assets/supplemental data:
Net assets, end of year (in 000’s)	$219,969		$188,422		$183,279	$209,813	$207,719
Operating expenses including reimbursement/waiver and including fees paid indirectly†	0.69%		0.79%		0.82%	0.83%	1.16%
Operating expenses excluding reimbursement/waiver and excluding fees paid indirectly†	0.69	%3	0.79	%3	0.82%	0.83%	1.16%
Net investment income	0.55%		0.82%		1.32%	0.81%	0.97%
Portfolio turnover rate	241	%6	47%		149%	81%	350%

†	These ratios do not include expenses from the underlying funds.

1	The selected per share data was calculated using the average shares outstanding method for the period.

2
If you are an annuity contract owner, the total return does not reflect the expenses that apply to the separate account or related insurance policies. The inclusion of these charges would reduce the total return figures for all periods shown.

3
Had the ratio of operating expenses excluding reimbursement/waiver and excluding fees paid indirectly included these expense offsets, the ratio would have remained at 0.69% and 0.79% for 2013 and 2012, respectively.

4	Amount includes capital gains distributions from the Wilshire International Equity Fund (formerly, the Wilshire Large Cap Core Plus Fund). The amount of these distributions represents $0.25 per share.

5
Amount includes capital gains distributions from the Wilshire Large Company Growth Portfolio and the Wilshire Large Company Value Portfolio. The amount of these distributions represents $0.65 per share.

6	Includes the effect of in-kind transactions.

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Balanced Fund

For a Fund Share Outstanding Throughout Each Year

Year Ended December 31,
2013	2012	2011	2010	2009
Net asset value, beginning of year	$16.68	$15.42	$15.99	$14.71	$12.87

Income/(loss) from investment operations:
Net investment income1	0.15	0.27	0.52	0.41	0.30
Net realized and unrealized gain/(loss) on investments	2.90	4	1.60	3	(0.62)	1.20	2.02
Total from investment operations	3.05	1.87	(0.10)	1.61	2.32

Less distributions:
From net investment income	(0.31)	(0.61)	(0.47)	(0.33)	(0.48)
From capital gains	0.00	0.00	0.00	0.00	0.00
Total distributions	(0.31)	(0.61)	(0.47)	(0.33)	(0.48)
Net asset value, end of year	$19.42	$16.68	$15.42	$15.99	$14.71
Total return2	18.31%	12.11%	(0.65)%	10.92%	18.03%

Ratios to average net assets/supplemental data:
Net assets, end of year (in 000’s)	$157,820	$148,169	$150,825	$168,894	$166,884
Operating expenses including reimbursement/waiver and including fees paid indirectly†	0.29%	0.18%	0.17%	0.18%	0.22%
Operating expenses excluding reimbursement/waiver and excluding fees paid indirectly†	0.29%	0.18%	0.17%	0.18%	0.22%
Net investment income	0.85%	1.61%	3.22%	2.67%	2.21%
Portfolio turnover rate	151	%5	7%	21%	12%	46%

†	These ratios do not include expenses from the underlying funds.

1
The selected per share data was calculated using the average shares outstanding method for the period. Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

2
If you are an annuity contract owner, the total return does not reflect the expenses that apply to the separate account or related insurance policies. The inclusion of these charges would reduce the total return figures for all periods shown.

3
Amount includes capital gains distributions received by the Fund from the Wilshire International Equity Fund (formerly, the Wilshire Large Cap Core Plus Fund). The amount of these distributions represents $0.21 per share.

4
Amount includes capital gains distributions from the Wilshire Large Company Growth Portfolio, Wilshire Large Company Value Portfolio, Wilshire Small Company Growth Portfolio, Wilshire Small Company Value and the Wilshire International Equity Fund . The amount of these distributions represents $0.44 per share.

5	Includes the effect of in-kind transactions.

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Income Fund

For a Fund Share Outstanding Throughout Each Year

	Year Ended December 31,
	2013	2012	2011	2010	2009
Net asset value, beginning of year	$12.16	$11.69	$11.87	$11.49	$10.63

Income/(loss) from investment operations:
Net investment income1	0.17	0.21	0.29	0.37	0.40
Net realized and unrealized gain/(loss) on investments and foreign currency transactions	(0.43)	0.65	0.53	0.68	1.01
Total from investment operations	(0.26)	0.86	0.82	1.05	1.41

Less distributions:
From net investment income	(0.28)	(0.37)	(0.49)	(0.43)	(0.55)
From capital gains	0.00	(0.02)	(0.51)	(0.24)	0.00
Total distributions	(0.28)	(0.39)	(1.00)	(0.67)	(0.55)
Net asset value, end of year	$11.62	$12.16	$11.69	$11.87	$11.49
Total return2	(2.16)%	7.31%	6.92%	9.11%	13.29%

Ratios to average net assets/supplemental data:
Net assets, end of year (in 000’s)	$71,690	$80,166	$79,748	$106,762	$100,575
Operating expenses including reimbursement/waiver and including fees paid indirectly	1.19%	1.10%	1.08%	1.08%	1.08%
Operating expenses excluding reimbursement/waiver and excluding fees paid indirectly	1.19%	1.10%	1.08%	1.08%	1.08%
Net investment income	1.38%	1.74%	2.34%	3.02%	3.49%
Portfolio turnover rate	330%	307%	398%	302%	318%

1	The selected per share data was calculated using the average shares outstanding method for the period.

2
If you are an annuity contract owner, the total return does not reflect the expenses that apply to the separate account or related insurance policies. The inclusion of these charges would reduce the total return figures for all periods shown.

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Small Cap Fund

For a Fund Share Outstanding Throughout Each Year

	Year Ended December 31,
	2013		2012		2011	2010	2009
Net asset value, beginning of year	$14.97		$14.01		$14.10	$11.17	$8.70

Income/(loss) from investment operations:
Net investment loss1	(0.09)		(0.02)		(0.15)	(0.12)	(0.09)
Net realized and unrealized gain on investments	6.12	4	0.98		0.06	3.05	2.56
Total from investment operations	6.03		0.96		(0.09)	2.93	2.47
Net asset value, end of year	$21.00		$14.97		$14.01	$14.10	$11.17
Total return2	40.28%		6.85%		(0.64)%	26.23%	28.39%

Ratios to average net assets/supplemental data:
Net assets, end of year (in 000’s)	$44,752		$35,299		$36,501	$40,932	$34,954
Operating expenses including reimbursement/waiver and including fees paid indirectly	1.24%		1.38%		1.46%	1.53%	1.63%
Operating expenses excluding reimbursement/waiver and excluding fees paid indirectly	1.37	%3	1.60	%3	1.67%	1.76%	1.86%
Net investment loss	(0.52)%		(0.13)%		(1.03)%	(0.98)%	(0.98)%
Portfolio turnover rate	257	%5	100%		266%	138%	174%

1	The selected per share data was calculated using the average shares outstanding method for the period.

2
If you are an annuity contract owner, the total return does not reflect the expenses that apply to the separate account or related insurance policies. The inclusion of these charges would reduce the total return figures for all periods shown.

3
Had the ratio of operating expenses excluding reimbursement/waiver and excluding fees paid indirectly included these expense offsets, the ration would have been 1.36% and 1.58% for 2013 and 2012 respectively.

4
Amount includes capital gains distributions from the Wilshire Small Company Growth Portfolio and the Wilshire Small Company Value Portfolio. The amount of these distributions represents $0.31 per share.

5	Includes the effect of in-kind transactions.

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International Equity Fund

For a Fund Share Outstanding Throughout Each Year

	Year Ended December 31,
	2013		2012	2011	2010	2009
Net asset value, beginning of year	$12.49		$10.79	$12.67	$11.67	$9.05

Income/(loss) from investment operations:
Net investment income1	0.20		0.23	0.20	0.15	0.16
Net realized and unrealized gain/(loss) on investments and foreign currency transactions	1.44	3	1.74	(1.94)	1.02	2.65
Total from investment operations	1.64		1.97	(1.74)	1.17	2.81

Less distributions:
From net investment income	(0.11)		(0.27)	(0.14)	(0.17)	(0.19)
Total distributions	(0.11)		(0.27)	(0.14)	(0.17)	(0.19)
Net asset value, end of year	$14.02		$12.49	$10.79	$12.67	$11.67
Total return2	13.12%		18.33%	(13.74)%	10.04%	31.02%

Ratios to average net assets/supplemental data:
Net assets, end of year (in 000’s)	$36,116		$58,969	$52,811	$39,081	$37,658
Operating expenses including reimbursement/waiver and including fees paid indirectly	1.43%		1.37%	1.54%	1.56%	1.64%
Operating expenses excluding reimbursement/waiver and excluding fees paid indirectly	1.59%		1.57%	1.74%	1.76%	1.84%
Net investment income	1.51%		2.01%	1.68%	1.27%	1.61%
Portfolio turnover rate	194	%4	27%	40%	29%	29%

1	The selected per share data was calculated using the average shares outstanding method for the period.

2
If you are an annuity contract owner, the total return does not reflect the expenses that apply to the separate account or related insurance policies. The inclusion of these charges would reduce the total return figures for all periods shown.

3	Amount includes capital gains distributions from the Wilshire International Equity Fund . The amount of these distributions represents $0.13 per share.

4	Includes the effect of in-kind transactions.

77

Socially Responsible Fund

For a Fund Share Outstanding Throughout Each Year

	Year Ended December 31,
	2013	2012	2011	2010	2009
Net asset value, beginning of year	$12.40	$10.82	$11.07	$10.01	$8.37

Income/(loss) from investment operations:
Net investment income1	0.09	0.13	0.09	0.08	0.11
Net realized and unrealized gain/(loss) on investments	3.51	1.56	(0.25)	1.10	1.69
Total from investment operations	3.60	1.69	(0.16)	1.18	1.80

Less distributions:
From net investment income	(0.16)	(0.11)	(0.09)	(0.12)	(0.16)
From capital gains	0.00	0.00	0.00	0.00	0.00
Total distributions	(0.16)	(0.11)	(0.09)	(0.12)	(0.16)
Net asset value, end of year	$15.84	$12.40	$10.82	$11.07	$10.01
Total return2	29.01%	15.61%	(1.45)%	11.76%	21.51%

Ratios to average net assets/supplemental data:
Net assets, end of year (in 000’s)	$56,223	$48,457	$47,172	$52,754	$51,628
Operating expenses including reimbursement/waiver and including fees paid indirectly	1.32%	1.32%	1.31%	1.31%	1.36%
Operating expenses excluding reimbursement/waiver and excluding fees paid indirectly	1.32%	1.32%	1.31%	1.31%	1.36%
Net investment income	0.66%	1.12%	0.82%	0.77%	1.23%
Portfolio turnover rate	21%	22%	32%	53%	182%

1	The selected per share data was calculated using the average shares outstanding method for the period.

2
If you are an annuity contract owner, the total return does not reflect the expenses that apply to the separate account or related insurance policies. The inclusion of these charges would reduce the total return figures for all periods shown.

78

ADDITIONAL INFORMATION

Public Shareholder Communications

To ensure receipt of communications related to investments in the Equity Fund, public shareholders must notify the Equity Fund of address changes. Notices of a change in address may be sent to the Wilshire Variable Insurance Trust, P.O. Box 219512, Kansas City, MO 64121-8512.

Shareholder Inquiries

For questions concerning investments in the Funds, please contact your insurance company or contact the Funds by calling 1-888-200-6796 or by mail at Wilshire Variable Insurance Trust, P.O. Box 219512, Kansas City, MO 64121-8512.

Voting Rights

The Funds are available exclusively as a pooled funding vehicle for variable life insurance policies and variable annuity contracts (each a “Contract”) offered by the separate accounts, or sub-accounts thereof, of certain life insurance companies (“Participating Insurance Companies”). The Participating Insurance Companies own shares of a Fund as depositors for the owners of their respective Contracts (each a “Contract Owner”). Thus, individual Contract Owners are not the “shareholders” of a Fund. Rather, the Participating Insurance Companies and their separate accounts are the shareholders. Each Participating Insurance Company will offer to Contract Owners the opportunity to instruct it as to how it should vote shares held by it and the separate accounts. A Participating Insurance Company must vote the shares of a Fund held in its name as directed. If a Participating Insurance Company does not receive voting instructions for all of the shares of a Fund held under the Contracts, it will vote all of the shares in the relevant separate accounts with respect to a proposal, for, against, or abstaining, in the same proportion as the shares of such Fund for which it has received instructions from Contract Owners (i.e., echo voting). As a result, a small number of Contract Owners may determine the outcome of a proposal.

Householding Policy

In order to reduce printing and mailing expenses, only one copy of each prospectus, annual and semi-annual report will be sent to all related accounts at a common address, unless you have indicated otherwise on your Account Application. Contract Owners may revoke their consent to householding at any time by calling 1-800-999-1030. Upon receipt of a Contract Owner’s revocation, the Trust will begin mailing individual copies of the above-referenced documents to the shareholder’s attention within 30 days.

Additional Information

Additional information about the Funds’ investments is available in the Funds’ annual and semi-annual reports to shareholders. In the Funds’ annual report, you will find a discussion of the market conditions and investment strategies that significantly affected each Fund’s performance during its last fiscal year. The financial statements included in the Funds’ annual reports are incorporated by reference into this prospectus, which means that they are part of this prospectus for legal purposes.

The SAI contains more detailed information about the Funds. The current SAI has been filed with the SEC and is incorporated by reference into this prospectus, which means that it is part of this prospectus for legal purposes.

To receive without charge, a copy of the annual and/or semi-annual reports of the Wilshire Variable Insurance Trust and/or a copy of the SAI for the Wilshire Variable Insurance Trust, please write to the address indicated below or call 1-888-200-6796:

Wilshire Variable Insurance Trust
c/o DST Systems, Inc.
430 W. 7th Street
Kansas City, MO 64105

The Funds’ annual and semi-annual reports and SAI are available on the Funds’ website at www.advisor.wilshire.com/vit.

79

Information about the Funds (including the SAI) can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Also, information on the operation of the public reference room may be obtained by calling the SEC at 1-202-551-8090. Reports and other information about the Funds are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at publicinfo@sec.gov or by writing the Public Reference Section of the SEC, 100 F Street NE, Room 1580, Washington, D.C. 20549.

No person has been authorized to give any information or to make any representations not contained in this prospectus and, if given or made, such information or representations must not be relied upon as having been authorized by the Funds. The prospectus does not constitute an offering by the Funds in any jurisdiction in which such offering may not lawfully be made.

Investment Company Act File No. 811-07917

WIL-PS-005-0600

STATEMENT OF ADDITIONAL INFORMATION

WILSHIRE VARIABLE INSURANCE TRUST

Balanced Fund

Relating to the Acquisition of the Assets and Liabilities of

Equity Fund, Income Fund, International Equity Fund, Small Cap Fund and

Socially Responsible Fund

1299 Ocean Avenue, Suite 700

Santa Monica, California 90401

This statement of additional information (“SAI”) provides information for the following series of portfolios of Wilshire Variable Insurance Trust (the “Trust”): the Equity Fund, Income Fund, International Equity Fund, Small Cap Fund and Socially Responsible Fund (each, an “Acquired Fund” and collectively, the “Acquired Funds”) into the Balanced Fund.  The Balanced Fund and Acquired Funds are referred to herein each as a “Fund” and collectively as the “Funds.”  Wilshire serves as the investment adviser to each of the Funds.

This SAI is not a prospectus, but should be read in conjunction with the Prospectus/Proxy Statement dated August 14, 2014, for the Special Meeting of Shareholders of each Acquired Fund, each a series of Wilshire Variable Insurance Trust, to be held on September 17, 2014.  This SAI is incorporated by reference in its entirety into the Prospectus/Proxy Statement.  At the Special Meeting, shareholders of each Acquired Fund will be asked to approve the merger of their Acquired Fund into the Balanced Fund, a series of the Trust, as described in the Prospectus/Proxy Statement.

The audited financial statements for each Acquired Fund  and the Balanced Fund for the year ended December 31, 2013, and the Report of the Independent Registered Public Accounting Firm thereon, are incorporated by reference from the annual report dated December 31, 2013 (File No. 811-07917).  Copies of the Prospectus/Proxy Statement may be obtained without charge by writing to the Wilshire Variable Insurance Trust, c/o DST Systems, Inc., P.O. Box 219512, Kansas City, MO 64121-9512, or by telephoning 1-888-200-6796 or from the insurance company from which this SAI was obtained and are available along with other materials on the Securities and Exchange Commission’s Internet website (http://www.sec.gov). Unless otherwise indicated, capitalized terms used herein and not otherwise defined have the same meanings as are given to them in the Prospectus/Proxy Statement.

Further information about the Funds is contained in the Funds’ SAI dated May 1, 2014 as supplemented from time to time.

The unaudited pro forma financial statements for the merger of each Acquired Fund into the Balanced Fund, which are attached hereto, are intended to present the financial condition and related results of operations of the Balanced Fund, as if such mergers had been consummated at the beginning of the period ended December 31, 2013.

The date of this SAI is August 14, 2014.

PRO FORMAS

Wilshire Variable Insurance Trust
Equity Fund, Income Fund, Small Cap Fund, International Equity Fund and Socially Responsible Fund into Balanced Fund
Pro Forma Statement of Assets and Liabilities (000) (Unaudited)
December 31, 2013

	Equity Fund		Income Fund	Small Cap Fund		International Equity Fund		Socially Responsible Fund		Balanced Fund	Proxy/Merger Costs	Adjusted Balanced Fund	Proforma Adjustments	Pro Forma Combined
ASSETS
Investments in securities, at value	$85,550,878	*	$90,310,244	$22,010,011	*	$19,820,859	*	$69,127,765	*	$132,194	$—	$132,194	$—	$286,951,951
Investments in affiliated funds, at value	150,636,123		—	30,109,283		19,096,110		—		157,882,418	—	157,882,418	—	357,723,934
Foreign currency, at value	—		12,024	—		1,187		—		—	—	—	—	13,211
Receivable for investment securities sold and matured	—		3,030,234	151,689		—		—		—	—	—	—	3,181,923
Dividends and interest receivable	83,907		467,959	7,296		7,423		80,826		2	—	2	—	647,413
Subscriptions receivable	11,595		10,197	8,823		9,863		3,890		29,947	—	29,947	—	74,315
Reclaims receivable	909		586	—		124,290		3,043		—	—	—	—	128,828
Prepaid expenses	—		652	6,666		—		—		—	—	—	—	7,318
TOTAL ASSETS	236,283,412		93,831,896	52,293,768		39,059,732		69,215,524		158,044,561	—	158,044,561	—	648,728,893

LIABILITIES
Payable upon return on securities loaned	15,876,420		7,148,953	7,402,558		2,803,260		12,833,116		—	—	—	—	46,064,307
payable for investment securities purchased	—		14,086,310	27,610		—		—		—	—	—	—	14,113,920
TBA sales commitments	—		695,352	—		—		—		—	—	—	—	695,352
Income distributions payable	29,538		—	—		—		—		—	—	—	—	29,538
Redemptions payable	207,671		36,737	53,596		35,824		71,574		162,928	—	162,928	—	568,330
Proxy/Merger Costs Payable	—		—	—		—		—		—	280,000	280,000	—	280,000
Investment advisory fees payable	39,675		33,542	11,697		11,236		39,761		—	—	—	—	135,911
Distribution (12b-1) fees payable	45,449		16,140	9,476		14,201		11,658		21,388	—	21,388	—	118,312
Administration fees payable	12,816		4,269	2,616		2,099		3,274		9,244	—	9,244	—	34,318
Chief Compliance Officer expenses payable	885		295	181		145		226		639	—	639	—	2,371
Trustees' fees payable	6,730		2,246	1,373		1,105		1,721		4,854	—	4,854	—	18,029
Interest payable	—		808	—		—		—		—	—	—	—	808
Other accrued expenses	94,854		117,648	32,615		75,617		31,278		25,841	—	25,841	—	377,853
TOTAL LIABILITIES	16,314,038		22,142,300	7,541,722		2,943,487		12,992,608		224,894	280,000	504,894	—	62,439,049
NET ASSETS	$219,969,374		$71,689,596	$44,752,046		$36,116,245		$56,222,916		$157,819,667	(280,000)	157,539,667	$—	$586,289,844

SHARES OUTSTANDING:
(Unlimited shares authorized)	8,592,174		6,169,840	2,130,728		2,575,715		3,548,854		8,124,990	—	8,124,990	(905,589)	30,236,712

NET ASSET VALUE:
(Offering and redemption price per share)	$25.60		$11.62	$21.00		$14.02		$15.84		$19.42	—	$19.39		$19.39

Investments, at cost	$61,376,862		$82,932,881	$11,577,024		$15,445,712		$35,424,101		$132,194	—	$132,194		$206,888,774
Investments in affiliated funds, at cost	129,662,518		—	25,983,062		18,674,521		—		143,162,409		143,162,409		317,482,510
Cash collateral for securities on loan, at cost	15,876,420		7,148,953	7,402,558		2,803,260		12,833,116		—	—	—		46,064,307
TBA sales commitments, proceeds receivable	—		(698,000)	—		—
Foreign currency, at cost	—		12,442	—		1,229		—		—	—	—		13,671

*Includes market value of securities on loan	$16,263,189		$6,993,816	$7,199,049		$2,929,768		$12,577,485		$—	—	$—		$45,963,307

Amounts designated as "—" are $0

Wilshire Variable Insurance Trust
Pro Forma Combining Statement of Operations (000) (Unaudited)
Equity Fund, Income Fund, Small Cap Fund, International Equity Fund and Socially Responsible Fund into Balanced Fund
For the Twelve Months Ended December 31, 2013

	Equity	Income	Small Cap	International	Socially Responsible	Balanced
	Fund	Fund	Fund	Equity Fund	Fund	Fund	Combined	Adjustments		Combined
INVESTMENT INCOME:
Dividends	$1,754,758	$31,482	$179,965	$939,670	$1,016,015	$29,410	$3,951,300	$-		$3,951,300
Interest	395	1,916,387	1,705	67,942	9,940	235	1,996,604	-		1,996,604
Income from distributions of affiliated investments	763,281	-	66,971	234,647	-	1,706,148	2,771,047	-		2,771,047
Income from securities lending	16,634	8,948	42,698	22,819	16,830	-	107,929	-		107,929
Foreign taxes withheld	(3,176)	(344)	(689)	(53,269)	-	-	(57,478)	-		(57,478)
Total income	2,531,892	1,956,473	290,650	1,211,809	1,042,785	1,735,793	8,769,402	-		8,769,402
EXPENSES:
Investment advisory fees	524,972	419,615	291,105	343,606	449,044	6,681	2,035,023	(1,745,909)	(a)	289,114
Distribution (12b-1) fees	446,096	190,737	100,822	103,119	132,069	180,741	1,153,584	-		1,153,584
Proxy/Merger Costs	-	-	-	-	-	-	-	280,000	(b)	280,000
Administration fees	142,817	53,406	28,231	28,874	36,980	106,496	396,804	-		396,804
Trustees' fees	34,857	13,146	6,877	7,336	9,016	26,103	97,335	-		97,335
Chief Compliance Officer Expenses	394	87	91	-	100	250	922	-		922
Professional fees	85,548	69,159	28,332	45,284	25,747	49,780	303,850	(176,705)	(c)	127,145
Transfer agent fees	62,259	9,804	4,666	5,457	6,379	18,507	107,072	(29,072)	(d)	78,000
Custodian fees	43,921	56,957	18,809	29,127	22,093	4,842	175,749	-		175,749
Printing fees	56,934	14,847	70,252	18,887	11,351	39,804	212,075	(132,075)	(e)	80,000
Other	8,604	78,283	3,435	75,878	3,030	7,207	176,437	(86,437)	(f)	90,000
Total expenses	1,406,402	906,041	552,620	657,568	695,809	440,411	4,658,851	(1,890,198)		2,768,653
Fees paid indirectly	(6,425)	-	(3,108)	-	-	-	(9,533)	-		(9,533)
Fees waived by Adviser	-	-	(50,628)	(68,731)	-	-	(119,359)	(226,435)	(g)	(345,794)
Net expenses	1,399,977	906,041	498,884	588,837	695,809	440,411	4,529,959	(2,116,633)		2,413,326
Net investment income/(loss)	1,131,915	1,050,432	(208,234)	622,972	346,976	1,295,382	4,239,443	2,116,633		6,356,076

REALIZED AND UNREALIZED GAIN/ (LOSS) ON INVESTMENTS AND FOREIGN
CURRENCY TRANSACTIONS
Net realized gain/(loss) from:
Investments*	13,597,554	(99,124)	8,191,646	7,010,226	4,892,936	(575,819)	33,017,419	-		33,017,419
Sales of affiliated investment company shares*	24,460,849	-	169,228	5,137	-	18,584,760	43,219,974	-		43,219,974
Foreign currency transactions	5,831,042	-	700,193	407,405	-	3,720,170	10,658,810	-		10,658,810
Net change in unrealized appreciation/(depreciation) of:	-	-	-	(18,140)	-	-	(18,140)	-		(18,140)
Investments	2,092,598	(2,633,389)	547,227	(3,668,496)	8,140,268	-	4,478,208	-		4,478,208
Investments in affiliated funds	6,872,554	-	4,126,221	421,589	-	2,557,468	13,977,832	-		13,977,832
Other assets and liabilities denominated in foreign currencies	-	6,516	-	1,995	-	-	8,511	-		8,511
Net realized and unrealized gain/(loss) on investments and foreign currencies	52,854,597	(2,725,997)	13,734,515	4,159,716	13,033,204	24,286,579	105,342,614	1,705,045		105,342,614

NET INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$53,986,512	$(1,675,565)	$13,526,281	$4,782,688	$13,380,180	$25,581,961	$109,582,057	$3,410,090		$111,698,690

*Includes realized gains (losses) as a result of in-kind transactions.
Amounts designated as "—" are $0

Pro Forma Schedule of Investments (Unaudited)
Wilshire Variable Insurance Trust
Equity Fund, Income Fund, Small Cap Fund, International Equity Fund and Socially Responsible Fund into Balanced Fund
December 31, 2013

	Equity Fund		Balanced Fund		Income Fund		Small Cap Fund		International Equity Fund		Socially Responsible Fund		Balanced Fund Proforma Combined

	Shares/Face Amount/ Number of Rights	Value	Shares/Face Amount/ Number of Rights	Value	Shares/Face Amount/ Number of Rights	Value	Shares/Face Amount/ Number of Rights	Value	Shares/Face Amount/ Number of Rights	Value	Shares/Face Amount/ Number of Rights	Value	Shares/Face Amount/ Number of Rights	Value
INVESTMENTS IN UNDERLYING FUNDS - 61.0%
Wilshire International Equity Fund*	-	$-	2,751,789	$26,527,250	-	$-	-	$-	1,980,924	$19,096,110	-	$-	4,732,713	$45,623,360
Wilshire Large Company Growth Portfolio*	1,744,772	75,513,740	812,981	35,185,820	-	-	-	-	-	-	-	-	2,557,753	110,699,560
Wilshire Large Company Value Portfolio*	3,497,318	75,122,383	1,650,536	35,453,521	-	-	-	-	-	-	-	-	5,147,854	110,575,904
Wilshire Small Company Growth Portfolio*	-	-	354,535	9,267,535	-	-	563,932	14,741,195	-	-	-	-	918,467	24,008,730
Wilshire Small Company Value Portfolio*	-	-	385,974	9,491,113	-	-	624,973	15,368,088	-	-	-	-	1,010,947	24,859,201
Wilshire Variable Insurance Trust Income Fund*	-	-	3,610,773	41,957,179	-	-	-	-	-	-	-	-	3,610,773	41,957,179
		150,636,123		157,882,418		-		30,109,283		19,096,110		-		357,723,934

COMMON STOCK - 23.6%
Consumer Discretionary - 3.4%
Amazon.com †	650	259,213	-	-	-	-	-	-	-	-	977	389,618	1,627	648,831
American Axle & Manufacturing Holdings, Inc.†(a)	-	-	-	-	-	-	538	11,002	-	-	-	-	538	11,002
America's Car-Mart, Inc.†(a)	-	-	-	-	-	-	166	7,010	-	-	-	-	166	7,010
ANN, Inc. †	-	-	-	-	-	-	180	6,581	-	-	-	-	180	6,581
Asbury Automotive Group, Inc. †(a)	-	-	-	-	-	-	4,373	235,005	-	-	-	-	4,373	235,005
Ascent Capital Group, Inc.†	-	-	-	-	-	-	120	10,267	-	-	-	-	120	10,267
Bassett Furniture Industries, Inc.	-	-	-	-	-	-	888	13,569	-	-	-	-	888	13,569
Bed Bath & Beyond, Inc. †	1,450	116,435	-	-	-	-	-	-	-	-	-	-	1,450	116,435
Bob Evans Farms, Inc.	-	-	-	-	-	-	443	22,411	-	-	-	-	443	22,411
Bon-Ton Stores, Inc. (The)(a)	-	-	-	-	-	-	379	6,170	-	-	-	-	379	6,170
Brown Shoe Co., Inc.(a)	-	-	-	-	-	-	180	5,065	-	-	-	-	180	5,065
Brunswick Corp.(a)	-	-	-	-	-	-	240	11,055	-	-	-	-	240	11,055
Children's Place Retail Stores, Inc. (The)†(a)	-	-	-	-	-	-	160	9,115	-	-	-	-	160	9,115
Citi Trends, Inc.†	-	-	-	-	-	-	280	4,760	-	-	-	-	280	4,760
Comcast Corp., Class A	7,300	379,344	-	-	-	-	-	-	-	-	23,289	1,210,213	30,589	1,589,557
Core-Mark Holding Co., Inc.(a)	-	-	-	-	-	-	80	6,074	-	-	-	-	80	6,074
Dana Holding Corp.(a)	-	-	-	-	-	-	1,585	31,098	-	-	-	-	1,585	31,098
Deckers Outdoor Corp.†(a)	-	-	-	-	-	-	2,680	226,353	-	-	-	-	2,680	226,353
Denny's Corp.†(a)	-	-	-	-	-	-	2,270	16,321	-	-	-	-	2,270	16,321
DineEquity, Inc.	-	-	-	-	-	-	68	5,681	-	-	-	-	68	5,681
Dorman Products, Inc.†(a)	-	-	-	-	-	-	1,352	75,807	-	-	-	-	1,352	75,807
Express, Inc.†(a)	-	-	-	-	-	-	5,670	105,859	-	-	-	-	5,670	105,859
Federal-Mogul Corp.†	-	-	-	-	-	-	320	6,297	-	-	-	-	320	6,297
Flexsteel Industries, Inc.(a)	-	-	-	-	-	-	581	17,854	-	-	-	-	581	17,854
Ford Motor Co.	11,100	171,273	-	-	-	-	-	-	-	-	6,630	102,301	17,730	273,574
FTD , Inc.†	-	-	-	-	-	-	438	14,270	-	-	-	-	438	14,270
G-III Apparel Group, Ltd.†(a)	-	-	-	-	-	-	665	49,070	-	-	-	-	665	49,070
GameStop, Corp., Class A	1,600	78,816	-	-	-	-	-	-	-	-	-	-	1,600	78,816
Gannett Co., Inc.	3,800	112,404	-	-	-	-	-	-	-	-	-	-	3,800	112,404
General Motors Co. †	3,350	136,914	-	-	-	-	-	-	-	-	-	-	3,350	136,914
Goodyear Tire & Rubber Co. (The)	5,050	120,443	-	-	-	-	-	-	-	-	-	-	5,050	120,443
Gray Television, Inc.†	-	-	-	-	-	-	220	3,274	-	-	-	-	220	3,274
Group 1 Automotive, Inc.(a)	-	-	-	-	-	-	2,223	157,878	-	-	-	-	2,223	157,878
Harley-Davidson, Inc. (a)	-	-	-	-	-	-	-	-	-	-	6,916	478,864	6,916	478,864
Harman International Industries, Inc.	1,700	139,145	-	-	-	-	-	-	-	-	-	-	1,700	139,145
Harte-Hanks, Inc.(a)	-	-	-	-	-	-	1,927	15,069	-	-	-	-	1,927	15,069
Hasbro, Inc.	2,050	112,771	-	-	-	-	-	-	-	-	-	-	2,050	112,771
Hillenbrand, Inc.(a)	-	-	-	-	-	-	260	7,649	-	-	-	-	260	7,649
Hilton Worldwide Holdings, Inc. †(a)	-	-	-	-	-	-	-	-	-	-	2,280	50,730	2,280	50,730
Home Depot, Inc. (The)	3,950	325,243	-	-	-	-	-	-	-	-	9,569	787,911	13,519	1,113,154
Honda Motor Co., Ltd., Ltd. ADR	-	-	-	-	-	-	-	-	-	-	7,940	328,319	7,940	328,319
Iconix Brand Group, Inc.†(a)	-	-	-	-	-	-	634	25,170	-	-	-	-	634	25,170
Isle of Capri Casinos, Inc.†(a)	-	-	-	-	-	-	870	7,830	-	-	-	-	870	7,830
Jack in the Box, Inc.†(a)	-	-	-	-	-	-	250	12,505	-	-	-	-	250	12,505
JAKKS Pacific, Inc.	-	-	-	-	-	-	582	3,917	-	-	-	-	582	3,917
Johnson Controls, Inc.	-	-	-	-	-	-	-	-	-	-	13,294	681,982	13,294	681,982
Johnson Outdoors, Inc.	-	-	-	-	-	-	120	3,234	-	-	-	-	120	3,234
Jones Group, Inc. (The)(a)	-	-	-	-	-	-	470	7,031	-	-	-	-	470	7,031
Journal Communications, Inc.†(a)	-	-	-	-	-	-	2,048	19,067	-	-	-	-	2,048	19,067
Krispy Kreme Doughnuts, Inc.†(a)	-	-	-	-	-	-	8,460	163,194	-	-	-	-	8,460	163,194
La-Z-Boy, Inc.(a)	-	-	-	-	-	-	310	9,610	-	-	-	-	310	9,610
LeapFrog Enterprises, Inc., Class A †(a)	-	-	-	-	-	-	810	6,431	-	-	-	-	810	6,431
Libbey, Inc.†(a)	-	-	-	-	-	-	859	18,039	-	-	-	-	859	18,039
Lifetime Brands, Inc.	-	-	-	-	-	-	519	8,164	-	-	-	-	519	8,164
Lithia Motors, Inc., Class A	-	-	-	-	-	-	115	7,983	-	-	-	-	115	7,983
Live Nation Entertainment, Inc.†	-	-	-	-	-	-	714	14,109	-	-	-	-	714	14,109
Lowe's Cos., Inc. (a)	17,753	879,661	-	-	-	-	-	-	-	-	6,330	313,652	24,083	1,193,313
Macy's, Inc.	16,051	857,123											16,051	857,123
Marcus Corp.(a)	-	-	-	-	-	-	1,207	16,222	-	-	-	-	1,207	16,222
Marriott Vacations Worldwide Corp.†	-	-	-	-	-	-	273	14,404	-	-	-	-	273	14,404
Mattell, Inc. (a)	2,550	121,329	-	-	-	-	-	-	-	-			2,550	121,329
Matthews International Corp., Class A (a)	-	-	-	-	-	-	370	15,766	-	-	-	-	370	15,766
McDonald's Corp.	1,600	155,248	-	-	-	-	-	-	-	-	1,131	109,741	2,731	264,989
MDC Partners, Inc., Class A (a)	-	-	-	-	-	-	1,987	50,688	-	-	-	-	1,987	50,688
Meredith Corp.	-	-	-	-	-	-	190	9,842	-	-	-	-	190	9,842
Meritage Homes Corp. †(a)	-	-	-	-	-	-	1,297	62,243	-	-	-	-	1,297	62,243
Michael Kors Holdings, Ltd. †(a)	1,050	85,250	-	-	-	-	-	-	-	-	-	-	1,050	85,250
Modine Manufacturing Co. †	-	-	-	-	-	-	440	5,641	-	-	-	-	440	5,641
Morgans Hotel Group Co. †	-	-	-	-	-	-	2,238	18,195	-	-	-	-	2,238	18,195
National CineMedia, Inc.	-	-	-	-	-	-	750	14,970	-	-	-	-	750	14,970
New York Times Co. (The), Class A (a)	-	-	-	-	-	-	1,648	26,154	-	-	-	-	1,648	26,154
NIKE, Class B	3,000	235,920					-	-	-	-	-	-	3,000	235,920
O'Reilly Automotive, Inc. †(a)	1,600	205,936					-	-	-	-	-	-	1,600	205,936
Orient-Express Hotels, Ltd., Class A †	-	-	-	-	-	-	1,730	26,140	-	-	-	-	1,730	26,140
Penske Automotive Group, Inc.(a)	-	-	-	-	-	-	403	19,006	-	-	-	-	403	19,006
Pier 1 Imports, Inc.(a)	-	-	-	-	-	-	5,876	135,618	-	-	-	-	5,876	135,618
Pinnacle Entertainment, Inc.†(a)	-	-	-	-	-	-	614	15,958	-	-	-	-	614	15,958
PulteGroup, Inc. (a)	4,800	97,776					-	-	-	-	-	-	4,800	97,776
Reading International, Inc., Class A †(a)	-	-	-	-	-	-	1,785	13,370	-	-	-	-	1,785	13,370
Red Robin Gourmet Burgers, Inc. †(a)	-	-	-	-	-	-	2,585	190,101	-	-	-	-	2,585	190,101
Regis Corp. (a)	-	-	-	-	-	-	952	13,813	-	-	-	-	952	13,813
Rent-A-Center, Inc., Class A (a)	-	-	-	-	-	-	251	8,368	-	-	-	-	251	8,368
Ruby Tuesday, Inc. †(a)	-	-	-	-	-	-	240	1,663	-	-	-	-	240	1,663
Scholastic Corp.	-	-	-	-	-	-	842	28,636	-	-	-	-	842	28,636
Scientific Games Corp., Class A †	-	-	-	-	-	-	2,788	47,201	-	-	-	-	2,788	47,201
Shiloh Industries, Inc. †	-	-	-	-	-	-	290	5,655	-	-	-	-	290	5,655
Skechers U.S.A., Inc., Class A †	-	-	-	-	-	-	373	12,357	-	-	-	-	373	12,357
Sonic Automotive, Inc., Class A (a)	-	-	-	-	-	-	708	17,332	-	-	-	-	708	17,332
Sonic Corp. †(a)	-	-	-	-	-	-	7,830	158,088	-	-	-	-	7,830	158,088
Sotheby's	-	-	-	-	-	-	150	7,980	-	-	-	-	150	7,980
Spartan Motors, Inc. (a)	-	-	-	-	-	-	1,123	7,524	-	-	-	-	1,123	7,524
Staples, Inc. (a)	7,250	115,203	-	-	-	-	-	-	-	-	-	-	7,250	115,203
Starbucks Corp.	1,700	133,263	-	-	-	-	-	-	-	-	-	-	1,700	133,263
Starwood Hotels & Resorts Worldwide, Inc.	-	-	-	-	-	-	-	-	-	-	4,935	392,086	4,935	392,086
Steven Madden, Ltd. †(a)	-	-	-	-	-	-	3,715	135,932	-	-	-	-	3,715	135,932
Target Corp.	-	-	-	-	-	-	-	-	-	-	7,770	491,608	7,770	491,608
Tenneco, Inc. †	-	-	-	-	-	-	120	6,788	-	-	-	-	120	6,788
Time Warner Cable, Inc. Class A	6,483	878,447	-	-	-	-	-	-	-	-	-	-	6,483	878,447
Time Warner, Inc. (a)	3,350	233,562	-	-	-	-	-	-	-	-	-	-	3,350	233,562
TJX Cos., Inc.	2,900	184,817	-	-	-	-	-	-	-	-	11,670	743,729	14,570	928,546
Toll Brothes, Inc. †(a)	-	-	-	-	-	-	-	-	-	-	5,710	211,270	5,710	211,270
Tupperware Brands Corp. (a)	5,487	518,686	-	-	-	-	-	-	-	-	-	-	5,487	518,686
Twenty-First Century Fox, Inc., Class A	-	-	-	-	-	-	-	-	-	-	10,174	357,921	10,174	357,921
Twenty-First Century Fox, Inc., Class B (a)	-	-	-	-	-	-	-	-	-	-	10,490	362,954	10,490	362,954
Unifi, Inc.†	-	-	-	-	-	-	174	4,740	-	-	-	-	174	4,740
Valassis Communications, Inc.	-	-	-	-	-	-	365	12,501	-	-	-	-	365	12,501
VF Corp. (a)	15,068	939,339	-	-	-	-	-	-	-	-	-	-	15,068	939,339
Viacom, Inc., Class B	1,600	139,744	-	-	-	-	-	-	-	-	-	-	1,600	139,744
Walt Disney Co. (The)	3,900	297,960	-	-	-	-	-	-	-	-	18,977	1,449,843	22,877	1,747,803
Whirlpool Corp.	4,807	754,026	-	-	-	-	-	-	-	-	-	-	4,807	754,026
Wolverine World Wide, Inc. (a)	-	-	-	-	-	-	360	12,226	-	-	-	-	360	12,226
Yum Brands, Inc.	-	-	-	-	-	-	-	-	-	-	4,604	348,108	4,604	348,108
		8,785,291		-		-		2,501,970		-		8,810,850		20,098,111

Consumer Staples - 2.4%
Alliance One International, Inc. †(a)	-	-	-	-	-	-	2,240	6,832	-	-	-	-	2,240	6,832
Altria Group, Inc. (a)	5,400	207,306	-	-	-	-	-	-	-	-	-	-	5,400	207,306
Andersons, Inc. (The) (a)	-	-	-	-	-	-	152	13,554	-	-	-	-	152	13,554
Annie's, Inc. †(a)	-	-	-	-	-	-	1,732	74,545	-	-	-	-	1,732	74,545
Archer-Daniels-Midland Co.	2,450	106,330	-	-	-	-	-	-	-	-	-	-	2,450	106,330
Boulder Brands, Inc. †(a)	-	-	-	-	-	-	250	3,965	-	-	-	-	250	3,965
Casey's General Stores, Inc. (a)	-	-	-	-	-	-	70	4,917	-	-	-	-	70	4,917
Chiquita Brands International, Inc. †(a)	-	-	-	-	-	-	713	8,342	-	-	-	-	713	8,342
Coca-Cola Bottling Co. Consolidated	-	-	-	-	-	-	186	13,613	-	-	-	-	186	13,613
Coca-Cola Co. (The) (a)	27,528	1,137,182	-	-	-	-	-	-	-	-	8,466	349,731	35,994	1,486,913
Coca-Cola Enterprises, Inc.	4,550	200,791	-	-	-	-	-	-	5,600	247,128	-	-	10,150	447,919
Costco Wholesale Corp. (a)	-	-	-	-	-	-	-	-	-	-	9,142	1,087,989	9,142	1,087,989
CVS Caremark Corp.	19,244	1,377,293	-	-	-	-	-	-	-	-	12,860	920,390	32,104	2,297,683
Danone SA ADR	-	-	-	-	-	-	-	-	-	-	18,780	272,686	18,780	272,686
Darling International, Inc. †(a)	-	-	-	-	-	-	630	13,155	-	-	-	-	630	13,155
Estee Lauder Cos., Inc. (The), Class A (a)	-	-	-	-	-	-	-	-	-	-	8,750	659,050	8,750	659,050
Fresh Del Monte Produce, Inc. (a)	-	-	-	-	-	-	634	17,942	-	-	-	-	634	17,942
General Mills, Inc.	2,900	144,739	-	-	-	-	-	-	-	-	3,629	181,123	6,529	325,862
Harbinger Group, Inc. †(a)	-	-	-	-	-	-	2,129	25,229	-	-	-	-	2,129	25,229
Hershey Co. (The)	2,050	199,321	-	-	-	-	-	-	-	-	-	-	2,050	199,321
Hormel Foods Corp. (a)	3,650	164,871	-	-	-	-	-	-	-	-	-	-	3,650	164,871
Ingles Markets, Inc., Class A (a)	-	-	-	-	-	-	577	15,637	-	-	-	-	577	15,637
Inter Parfums, Inc. (a)	-	-	-	-	-	-	3,096	110,868	-	-	-	-	3,096	110,868
John B. Sanfilippo & Son, Inc.	-	-	-	-	-	-	338	8,342	-	-	-	-	338	8,342
Kimberly-Clark Corp. (a)	1,900	198,474	-	-	-	-	-	-	-	-	2,979	311,186	4,879	509,660
Kraft Foods Group, Inc.	-	-	-	-	-	-	-	-	-	-	3,292	177,505	3,292	177,505
Kroger Co. (The)	3,400	134,402	-	-	-	-	-	-	-	-	-	-	3,400	134,402
McCormick & Co., Inc. (a)	8,429	580,927	-	-	-	-	-	-	-	-	8,370	576,860	16,799	1,157,787
Mondelez International, Inc., Class A	4,200	148,260	-	-	-	-	-	-	-	-	5,416	191,185	9,616	339,445
Nestle SA ADR (a)	-	-	-	-	-	-	-	-	-	-	2,520	185,447	2,520	185,447
Omega Protein Corp. †(a)	-	-	-	-	-	-	966	11,872	-	-	-	-	966	11,872
Pantry, Inc. (The) †(a)	-	-	-	-	-	-	2,084	34,969	-	-	-	-	2,084	34,969
PepsiCo, Inc.	3,800	315,172	-	-	-	-	-	-	-	-	8,362	693,544	12,162	1,008,716
Phillip Morris International, Inc., Class A	13,260	1,155,344	-	-	-	-	-	-	800	69,704	-	-	14,060	1,225,048
Post Holdings, Inc. †(a)	-	-	-	-	-	-	210	10,347	-	-	-	-	210	10,347
Proctor & Gamble Co. (The)	6,500	529,165	-	-	-	-	-	-	-	-	5,845	475,842	12,345	1,005,007
Revlon, Inc., Class A (a)	-	-	-	-	-	-	663	16,548	-	-	-	-	663	16,548
Reynolds American, Inc.	3,450	172,465	-	-	-	-	-	-	-	-	-	-	3,450	172,465
Rite Aid Corp. †(a)	-	-	-	-	-	-	5,500	27,830	-	-	-	-	5,500	27,830
Seneca Foods Corp., Class A †(a)	-	-	-	-	-	-	233	7,430	-	-	-	-	233	7,430
Spartan Stores, Inc.	-	-	-	-	-	-	1,513	36,736	-	-	-	-	1,513	36,736
Spectrum Brands Holdings, Inc. (a)	-	-	-	-	-	-	210	14,815	-	-	-	-	210	14,815
Susser Holdings Corp. †(a)	-	-	-	-	-	-	193	12,640	-	-	-	-	193	12,640
Sysco Corp. (a)	2,800	101,080	-	-	-	-	-	-	-	-	-	-	2,800	101,080
TreeHouse Foods, Inc. †	-	-	-	-	-	-	2,348	161,824	-	-	-	-	2,348	161,824
Tyson Foods, Inc., Class A (a)	3,500	117,110	-	-	-	-	-	-	-	-	-	-	3,500	117,110
Universal Corp. (a)	-	-	-	-	-	-	271	14,797	-	-	-	-	271	14,797
Wal-Mart Stores, Inc.	2,350	184,922	-	-	-	-	-	-	-	-	-	-	2,350	184,922
		7,175,154		-		-		666,749		316,832		6,082,538		14,241,273

Energy - 1.8%
Alpha Natural Resources, Inc. †(a)	-	-	-	-	-	-	2,870	20,492	-	-	-	-	2,870	20,492
Anadarko Petroleum Corp.	-	-	-	-	-	-	-	-	-	-	3,851	305,461	3,851	305,461
Baker Hughes, Inc.	3,500	193,410	-	-	-	-	-	-	-	-	-	-	3,500	193,410
Bristow Group, Inc. (a)	-	-	-	-	-	-	440	33,026	-	-	-	-	440	33,026
Callon Petroleum Co. †(a)	-	-	-	-	-	-	820	5,355	-	-	-	-	820	5,355
Cameron International Corp. † (a)	-	-	-	-	-	-	-	-	-	-	6,255	372,360	6,255	372,360
Chesapeake Energy Corp. (a)	3,800	103,132	-	-	-	-	-	-	-	-	-	-	3,800	103,132
Chevron Corp.	11,296	1,410,983	-	-	-	-	-	-	-	-	-	-	11,296	1,410,983
Clayton Williams Energy, Inc. †(a)	-	-	-	-	-	-	90	7,375	-	-	-	-	90	7,375
Comstock Resources, Inc.	-	-	-	-	-	-	330	6,036	-	-	-	-	330	6,036
ConocoPhillips	4,550	321,458	-	-	-	-	-	-	-	-	7,943	561,173	12,493	882,631
Delek US Holdings, Inc. (a)	-	-	-	-	-	-	270	9,291	-	-	-	-	270	9,291
Denbury Resources, Inc. † (a)	5,300	87,079	-	-	-	-	-	-	-	-	-	-	5,300	87,079
Devon Energy Corp.	-	-	-	-	-	-	-	-	-	-	5,122	316,898	5,122	316,898
Energy XXI Bermuda, Ltd. (a)	-	-	-	-	-	-	360	9,742	-	-	-	-	360	9,742
Ensco PLC, Class A	1,900	108,642	-	-	-	-	-	-	-	-	-	-	1,900	108,642
EOG Resources, Inc.	750	125,880	-	-	-	-	-	-	-	-	-	-	750	125,880
Exterran Holdings, Inc. †(a)	-	-	-	-	-	-	409	13,988	-	-	-	-	409	13,988
Exxon Mobil Corp. (a)	8,400	850,080	-	-	-	-	-	-	-	-	-	-	8,400	850,080
Forest Oil Corp. †(a)	-	-	-	-	-	-	1,750	6,317	-	-	-	-	1,750	6,317
Global Geophysical Services, Inc. †	-	-	-	-	-	-	2,790	4,492	-	-	-	-	2,790	4,492
Gulfport Energy Corp. †	-	-	-	-	-	-	2,220	140,193	-	-	-	-	2,220	140,193
Helix Energy Solutions Group, Inc. †	-	-	-	-	-	-	288	6,676	-	-	-	-	288	6,676
Helmerich & Payne, Inc. (a)	1,500	126,120	-	-	-	-	-	-	-	-	-	-	1,500	126,120
Hess Corp. (a)	-	-	-	-	-	-	-	-	-	-	6,021	499,743	6,021	499,743
Kinder Morgan, Inc.	20,972	754,992	-	-	-	-	-	-	-	-	-	-	20,972	754,992
LinnCo LLC	-	-	-	-	-	-	286	8,799	-	-	-	-	286	8,799
Marathon Oil Corp.	4,900	172,970	-	-	-	-	-	-	-	-	-	-	4,900	172,970
Matador Resources Co. †(a)	-	-	-	-	-	-	6,150	114,636	-	-	-	-	6,150	114,636
Murphy Oil Corp. (a)	2,550	165,444	-	-	-	-	-	-	-	-	-	-	2,550	165,444
Newfield Exploration Co. †	3,850	94,826	-	-	-	-	-	-	-	-	-	-	3,850	94,826
Noble Corp. PLC	2,900	108,663	-	-	-	-	-	-	-	-	-	-	2,900	108,663
Occidental Petroleum Corp.	2,250	213,975	-	-	-	-	-	-	-	-	5,867	557,952	8,117	771,927
Pacific Drilling †	-	-	-	-	-	-	9,140	104,745	-	-	-	-	9,140	104,745
PDC Energy, Inc. †(a)	-	-	-	-	-	-	2,600	138,372	-	-	-	-	2,600	138,372
Petroleo Brasileiro SA ADR (a)	-	-	-	-	-	-	-	-	-	-	9,790	134,906	9,790	134,906
PetroQuest Energy, Inc. †(a)	-	-	-	-	-	-	1,610	6,955	-	-	-	-	1,610	6,955
Phillips 66	9,565	737,748	-	-	-	-	-	-	-	-	-	-	9,565	737,748
Schlumberger, Ltd.	1,900	171,209	-	-	-	-	-	-	-	-	2,849	256,723	4,749	427,932
Seadrill, Ltd. (a)	20,278	833,020	-	-	-	-	-	-	-	-	-	-	20,278	833,020
Stone Energy Corp. †(a)	-	-	-	-	-	-	380	13,144	-	-	-	-	380	13,144
Vaalco Energy, Inc. †(a)	-	-	-	-	-	-	3,930	27,078	-	-	-	-	3,930	27,078
Weatherford International, Ltd. †	-	-	-	-	-	-	-	-	-	-	13,244	205,150	13,244	205,150
Westmoreland Coal Co. †(a)	-	-	-	-	-	-	1,091	21,045	-	-	-	-	1,091	21,045
		6,579,631		-		-		697,757		-		3,210,366		10,487,754

Financials - 4.0%
ACE, Ltd. (a)	7,972	825,341	-	-	-	-	-	-	2,900	300,237	-	-	10,872	1,125,578
Alexander & Baldwin, Inc.	-	-	-	-	-	-	503	20,990	-	-	-	-	503	20,990
Alleghany Corp. †	-	-	-	-	-	-	-	-	-	-	260	103,989	260	103,989
Allstate Corp. (The)	3,000	163,620	-	-	-	-	-	-	-	-	-	-	3,000	163,620
American Capital Mortgage Investment Corp. (a)(b)	-	-	-	-	-	-	386	6,739	-	-	-	-	386	6,739
American Equity Investment Life Holding Co. (a)	-	-	-	-	-	-	492	12,979	-	-	-	-	492	12,979
American Express Co.	1,800	163,314	-	-	-	-	-	-	-	-	4,013	364,100	5,813	527,414
American International Group, Inc.	3,500	178,675	-	-	-	-	-	-	-	-			3,500	178,675
American Tower Corp. Class A (b)	-	-	-	-	-	-	-	-	-	-	6,041	482,193	6,041	482,193
Amerisafe, Inc. (a)	-	-	-	-	-	-	245	10,349	-	-	-	-	245	10,349
Argo Group International Holdings, Ltd.	-	-	-	-	-	-	551	25,616	-	-	-	-	551	25,616
ARMOUR Residential, Inc. (a)(b)	-	-	-	-	-	-	1,909	7,655	-	-	-	-	1,909	7,655
Assurant, Inc.	2,000	132,740	-	-	-	-	-	-	-	-	-	-	2,000	132,740
Astoria Financial Corp.	-	-	-	-	-	-	4,362	60,326	-	-	-	-	4,362	60,326
BancorpSouth, Inc. (a)	-	-	-	-	-	-	1,300	33,046	-	-	-	-	1,300	33,046
Bank Mutual Corp. (a)	-	-	-	-	-	-	1,331	9,330	-	-	-	-	1,331	9,330
Bank of America Corp.	19,600	305,172	-	-	-	-	-	-	-	-	-	-	19,600	305,172
Bank of Marin Bancorp	-	-	-	-	-	-	99	4,296	-	-	-	-	99	4,296
Bank of New York Mellon Corp. (The)	25,699	897,923	-	-	-	-	-	-	-	-	-	-	25,699	897,923
Bank of the Ozarks, Inc. (a)	-	-	-	-	-	-	3,560	201,460	-	-	-	-	3,560	201,460
BB&T Corp. (a)	-	-	-	-	-	-	-	-	-	-	3,049	113,789	3,049	113,789
Berkshire Hathaway, Inc. Class A (b)	-	-	-	-	-	-	-	-	-	-	6	1,067,400	6	1,067,400
Berkshire Hathaway, Inc. Class B †	2,900	343,824	-	-	-	-	-	-	-	-	-	-	2,900	343,824
BlackRock, Inc., Class A	2,024	640,535	-	-	-	-	-	-	-	-	-	-	2,024	640,535
Blackstone Group LP (The)	-	-	-	-	-	-	-	-	-	-	13,906	438,039	13,906	438,039
Boston Private Financial Holdings, Inc. (a)	-	-	-	-	-	-	3,277	41,356	-	-	-	-	3,277	41,356
Boston Properties, Inc. (a)(b)	1,700	170,629	-	-	-	-	-	-	-	-	-	-	1,700	170,629
Calamos Asset Management, Inc., Class A (a)	-	-	-	-	-	-	240	2,842	-	-	-	-	240	2,842
Capital One Financial Corp.	2,550	195,356	-	-	-	-	-	-	-	-	-	-	2,550	195,356
Capstead Mortgage Corp. (a)(b)	-	-	-	-	-	-	1,726	20,850	-	-	-	-	1,726	20,850
Cathay General Bancorp	-	-	-	-	-	-	701	18,738	-	-	-	-	701	18,738
Cedar Realty Trust, Inc. (a)(b)	-	-	-	-	-	-	3,364	21,059	-	-	-	-	3,364	21,059
Centerstate Banks, Inc.	-	-	-	-	-	-	714	7,247	-	-	-	-	714	7,247
Central Pacific Financial Corp.	-	-	-	-	-	-	270	5,422	-	-	-	-	270	5,422
Charles Schwab Corp. (The) (a)	-	-	-	-	-	-	-	-	-	-	7,540	196,040	7,540	196,040
Chemical Financial Corp. (a)	-	-	-	-	-	-	901	28,535	-	-	-	-	901	28,535
Cincinnati Financial Corp.	4,050	212,099	-	-	-	-	-	-	-	-	-	-	4,050	212,099
Citigroup, Inc.	6,300	328,293	-	-	-	-	-	-	-	-	22,121	1,152,725	28,421	1,481,018
City Holding Co. (a)	-	-	-	-	-	-	203	9,405	-	-	-	-	203	9,405
CNO Financial Group, Inc.	-	-	-	-	-	-	1,536	27,172	-	-	-	-	1,536	27,172
Community Bank System, Inc. (a)	-	-	-	-	-	-	653	25,911	-	-	-	-	653	25,911
Cullen/Frost Bankers, Inc. (a)	9,580	713,039	-	-	-	-	-	-	-	-	-	-	9,580	713,039
Cowen Group, Inc. †	-	-	-	-	-	-	4,400	17,204	-	-	-	-	4,400	17,204
CYS Investments, Inc. (a)(b)	-	-	-	-	-	-	310	2,297	-	-	-	-	310	2,297
DFC Global Corp. †(a)	-	-	-	-	-	-	2,350	26,908	-	-	-	-	2,350	26,908
DuPont Fabros Technology, Inc. (a)(b)	-	-	-	-	-	-	800	19,768	-	-	-	-	800	19,768
Dynex Capital, Inc. (a)(b)	-	-	-	-	-	-	2,604	20,832	-	-	-	-	2,604	20,832
Eagle Bancorp, Inc. †(a)	-	-	-	-	-	-	472	14,457	-	-	-	-	472	14,457
Employers Holdings, Inc. (a)	-	-	-	-	-	-	634	20,066	-	-	-	-	634	20,066
Enterprise Financial Services Corp. (a)	-	-	-	-	-	-	411	8,393	-	-	-	-	411	8,393
EPR Properties (a)(b)	-	-	-	-	-	-	468	23,007	-	-	-	-	468	23,007
Equity One, Inc. (a)(b)	-	-	-	-	-	-	1,204	27,018	-	-	-	-	1,204	27,018
Equity Residential (b)	2,800	145,236	-	-	-	-	-	-	-	-	-	-	2,800	145,236
EverBank Financial Corp. (a)	-	-	-	-	-	-	1,117	20,486	-	-	-	-	1,117	20,486
FBL Financial Group, Inc., Class A (a)	-	-	-	-	-	-	723	32,383	-	-	-	-	723	32,383
Federal Agricultural Mortgage Corp., Class C (a)	-	-	-	-	-	-	180	6,165	-	-	-	-	180	6,165
FelCor Lodging Trust, Inc. (a)(b)	-	-	-	-	-	-	2,091	17,062	-	-	-	-	2,091	17,062
Fifth Third Bancorp	5,250	110,408	-	-	-	-	-	-	-	-	-	-	5,250	110,408
First American Financial Corp.	-	-	-	-	-	-	1,611	45,430	-	-	-	-	1,611	45,430
First Bancorp	-	-	-	-	-	-	310	5,152	-	-	-	-	310	5,152
First Busey Corp.	-	-	-	-	-	-	5,088	29,510	-	-	-	-	5,088	29,510
First Citizens BancShares, Inc., Class A	-	-	-	-	-	-	119	26,493	-	-	-	-	119	26,493
First Commonwealth Financial Corp. (a)	-	-	-	-	-	-	4,708	41,525	-	-	-	-	4,708	41,525
First Financial Bancorp (a)	-	-	-	-	-	-	752	13,107	-	-	-	-	752	13,107
First Financial Bankshares, Inc. (a)	-	-	-	-	-	-	472	31,303	-	-	-	-	472	31,303
First Industrial Realty Trust, Inc. (b)	-	-	-	-	-	-	954	16,647	-	-	-	-	954	16,647
FirstMerit Corp. (a)	-	-	-	-	-	-	1,064	23,653	-	-	-	-	1,064	23,653
Flagstar Bancorp, Inc. †	-	-	-	-	-	-	1,130	22,171	-	-	-	-	1,130	22,171
FNB Corp. (a)	-	-	-	-	-	-	1,873	23,637	-	-	-	-	1,873	23,637
Forest City Enterprises, Inc., Class A †(a)	-	-	-	-	-	-	-	-	-	-	15,172	289,785	15,172	289,785
Fox Chase Bancorp, Inc.	-	-	-	-	-	-	383	6,657	-	-	-	-	383	6,657
Franklin Financial Corp. †	-	-	-	-	-	-	480	9,494	-	-	-	-	480	9,494
Glacier Bancorp, Inc.	-	-	-	-	-	-	651	19,393	-	-	-	-	651	19,393
Global Indemnity PLC, Class A †(a)	-	-	-	-	-	-	890	22,517	-	-	-	-	890	22,517
Goldman Sachs Group, Inc. (The)	1,550	274,753	-	-	-	-	-	-	-	-	-	-	1,550	274,753
Greenlight Capital Re, Ltd., Class A †	-	-	-	-	-	-	533	17,967	-	-	-	-	533	17,967
Hanmi Financial Corp. (a)	-	-	-	-	-	-	748	16,374	-	-	-	-	748	16,374
Heartland Financial USA, Inc.	-	-	-	-	-	-	283	8,148	-	-	-	-	283	8,148
Hilltop Holdings, Inc. †	-	-	-	-	-	-	5,584	129,158	-	-	-	-	5,584	129,158
Home BancShares, Inc. (a)	-	-	-	-	-	-	2,710	101,218	-	-	-	-	2,710	101,218
Horace Mann Educators Corp.	-	-	-	-	-	-	302	9,525	-	-	-	-	302	9,525
Iberiabank Corp. (a)	-	-	-	-	-	-	2,980	187,293	-	-	-	-	2,980	187,293
Infinity Property & Casualty Corp.	-	-	-	-	-	-	191	13,704	-	-	-	-	191	13,704
INTL FCStone, Inc. †(a)	-	-	-	-	-	-	580	10,753	-	-	-	-	580	10,753
Invesco Mortgage Capital, Inc. (b)	-	-	-	-	-	-	278	4,081	-	-	-	-	278	4,081
Investment Technology Group, Inc. †	-	-	-	-	-	-	558	11,472	-	-	-	-	558	11,472
iStar Financial, Inc. †(b)	-	-	-	-	-	-	2,554	36,446	-	-	-	-	2,554	36,446
JPMorgan Chase & Co.	24,405	1,427,204	-	-	-	-	-	-	-	-	20,567	1,202,758	44,972	2,629,962
Lakeland Financial Corp. (a)	-	-	-	-	-	-	365	14,235	-	-	-	-	365	14,235
Leucadia National Corp.	3,700	104,858	-	-	-	-	-	-	-	-	-	-	3,700	104,858
Lincoln National Corp. (a)	4,350	224,547					-	-			-	-	4,350	224,547
Maiden Holdings, Ltd. (a)	-	-	-	-	-	-	612	6,689	-	-	-	-	612	6,689
Macerich Co. (The) (b)	2,400	141,336	-	-	-	-	-	-	-	-	-	-	2,400	141,336
MarketAxess Holdings, Inc. (a)	-	-	-	-	-	-	2,389	159,752	-	-	-	-	2,389	159,752
MB Financial, Inc. (a)	-	-	-	-	-	-	1,993	63,955	-	-	-	-	1,993	63,955
McGraw Hill Financial, Inc.	2,050	160,310	-	-	-	-	-	-	-	-	-	-	2,050	160,310
Mercantile Bank Corp. (a)	-	-	-	-	-	-	351	7,575	-	-	-	-	351	7,575
MetLife, Inc.	3,700	199,504	-	-	-	-	-	-	-	-	21,002	1,132,428	24,702	1,331,932
MFA Financial, Inc. (a)(b)	-	-	-	-	-	-	979	6,912	-	-	-	-	979	6,912
Montpelier Re Holdings, Ltd. (a)	-	-	-	-	-	-	575	16,733	-	-	-	-	575	16,733
MVC Capital, Inc.	-	-	-	-	-	-	372	5,022	-	-	-	-	372	5,022
National Penn Bancshares, Inc. (a)	-	-	-	-	-	-	4,564	51,710	-	-	-	-	4,564	51,710
National Western Life Insurance Co., Class A (a)	-	-	-	-	-	-	87	19,449	-	-	-	-	87	19,449
Navigators Group, Inc. (The) †(a)	-	-	-	-	-	-	180	11,369	-	-	-	-	180	11,369
NBT Bancorp, Inc. (a)	-	-	-	-	-	-	482	12,484	-	-	-	-	482	12,484
Nelnet, Inc., Class A	-	-	-	-	-	-	302	12,726	-	-	-	-	302	12,726
NorthStar Realty Finance Corp. (a)(b)	-	-	-	-	-	-	1,756	23,618	-	-	-	-	1,756	23,618
Old National Bancorp (a)	-	-	-	-	-	-	797	12,250	-	-	-	-	797	12,250
OmniAmerican Bancorp, Inc. †	-	-	-	-	-	-	30	641	-	-	-	-	30	641
One Liberty Properties, Inc. (a)(b)	-	-	-	-	-	-	329	6,623	-	-	-	-	329	6,623
Oppenheimer Holdings, Inc., Class A (a)	-	-	-	-	-	-	375	9,293	-	-	-	-	375	9,293
Pacific Continental Corp. (a)	-	-	-	-	-	-	1,229	19,590	-	-	-	-	1,229	19,590
PHH Corp. †(a)	-	-	-	-	-	-	819	19,943	-	-	-	-	819	19,943
Phoenix, Inc. †(a)	-	-	-	-	-	-	228	13,999	-	-	-	-	228	13,999
Pinnacle Financial Partners, Inc. (a)	-	-	-	-	-	-	435	14,151	-	-	-	-	435	14,151
Piper Jaffray Cos. †(a)	-	-	-	-	-	-	319	12,616	-	-	-	-	319	12,616
Platinum Underwriters Holdings, Ltd. (a)	-	-	-	-	-	-	217	13,298	-	-	-	-	217	13,298
PNC Financial Services Group, Inc.	2,250	174,555	-	-	-	-	-	-	-	-	-	-	2,250	174,555
Potlatch Corp. (b)	-	-	-	-	-	-	670	27,966	-	-	-	-	670	27,966
Primerica, Inc.	-	-	-	-	-	-	403	17,293	-	-	-	-	403	17,293
PrivateBancorp, Inc., Class A (a)	-	-	-	-	-	-	10,982	317,709	-	-	-	-	10,982	317,709
Provident Financial Services, Inc.	-	-	-	-	-	-	787	15,205	-	-	-	-	787	15,205
Prudential Financial, Inc.	2,400	221,328	-	-	-	-	-	-	-	-	-	-	2,400	221,328
RAIT Financial Trust (b)	-	-	-	-	-	-	991	8,889	-	-	-	-	991	8,889
Republic Bancorp, Inc., Class A	-	-	-	-	-	-	425	10,429	-	-	-	-	425	10,429
RLI Corp. (a)	-	-	-	-	-	-	193	18,794	-	-	-	-	193	18,794
RLJ Lodging Trust (b)	-	-	-	-	-	-	494	12,014	-	-	-	-	494	12,014
Rockville Financial, Inc. (a)	-	-	-	-	-	-	550	7,816	-	-	-	-	550	7,816
Rouse Properties, Inc. (a)(b)	-	-	-	-	-	-	210	4,660	-	-	-	-	210	4,660
S&T Bancorp, Inc. (a)	-	-	-	-	-	-	352	8,909	-	-	-	-	352	8,909
Safeguard Scientifics, Inc. †(a)	-	-	-	-	-	-	1,280	25,715	-	-	-	-	1,280	25,715
Simmons First National Corp., Class A	-	-	-	-	-	-	419	15,566	-	-	-	-	419	15,566
Sterling Financial Corp.	-	-	-	-	-	-	537	18,301	-	-	-	-	537	18,301
Strategic Hotels & Resorts, Inc. †(b)	-	-	-	-	-	-	714	6,747	-	-	-	-	714	6,747
SunTrust Banks, Inc.	2,400	88,344	-	-	-	-	-	-	-	-	4,070	149,817	6,470	238,161
Susquehanna Bancshares, Inc. (a)	-	-	-	-	-	-	2,145	27,542	-	-	-	-	2,145	27,542
SVB Financial Group †(a)	-	-	-	-	-	-	1,299	136,213	-	-	-	-	1,299	136,213
Territorial Bancorp, Inc. (a)	-	-	-	-	-	-	240	5,568	-	-	-	-	240	5,568
Texas Capital Bancshares, Inc. †(a)	-	-	-	-	-	-	3,289	204,576	-	-	-	-	3,289	204,576
Travelers Cos., Inc. (The)	4,050	366,687	-	-	-	-	-	-	-	-	13,903	1,258,778	17,953	1,625,465
Trico Bancshares (a)	-	-	-	-	-	-	385	10,922	-	-	-	-	385	10,922
TrustCo Bank Corp.	-	-	-	-	-	-	1,368	9,822	-	-	-	-	1,368	9,822
Union First Market Bankshares Corp. (a)	-	-	-	-	-	-	665	16,499	-	-	-	-	665	16,499
United Fire Group, Inc. (a)	-	-	-	-	-	-	281	8,054	-	-	-	-	281	8,054
U.S. Bancorp (a)	3,800	153,520	-	-	-	-	-	-	-	-	6,344	256,297	10,144	409,817
Walter Investment Management Corp. †(a)	-	-	-	-	-	-	421	14,887	-	-	-	-	421	14,887
Webster Financial Corp. (a)	-	-	-	-	-	-	2,214	69,032	-	-	-	-	2,214	69,032
Wells Fargo & Co.	31,718	1,439,997	-	-	-	-	-	-	-	-	24,927	1,131,686	56,645	2,571,683
Western Alliance Bancorp †	-	-	-	-	-	-	1,031	24,600	-	-	-	-	1,031	24,600
XL Group PLC, Class A	3,000	95,520	-	-	-	-	-	-	-	-	-	-	3,000	95,520
		10,598,667		-		-		3,318,558		300,237		9,339,824		23,557,286

Health Care - 3.2%
AbbVie, Inc.	18,907	998,479	-	-	-	-	-	-	-	-	2,856	150,825	21,763	1,149,304
Aetna, Inc.	2,350	161,186	-	-	-	-	-	-	-	-	-	-	2,350	161,186
Air Methods Corp. †(a)	-	-	-	-	-	-	3,280	191,322	-	-	-	-	3,280	191,322
Akorn, Inc. †(a)	-	-	-	-	-	-	8,574	211,178	-	-	-	-	8,574	211,178
Almost Family, Inc. †	-	-	-	-	-	-	219	7,080	-	-	-	-	219	7,080
AmerisourceBergen Corp., Class A (a)	2,900	203,899	-	-	-	-	-	-	-	-	1,870	131,480	4,770	335,379
Amgen, Inc. (a)	1,300	148,408	-	-	-	-	-	-	-	-	6,205	708,363	7,505	856,771
Amsurg Corp., Class A †	-	-	-	-	-	-	343	15,751	-	-	-	-	343	15,751
Analogic Corp. (a)	-	-	-	-	-	-	250	22,140	-	-	-	-	250	22,140
Auxilium Pharmaceuticals, Inc. †	-	-	-	-	-	-	260	5,392	-	-	-	-	260	5,392
Biogen Idec, Inc. †	800	223,800	-	-	-	-	-	-	-	-	-	-	800	223,800
BioMarin Pharmaceutical, Inc. †(a)	-	-	-	-	-	-	-	-	-	-	1,582	111,167	1,582	111,167
Bristol-Myers Squibb Co. (a)	-	-	-	-	-	-	-	-	-	-	9,784	520,020	9,784	520,020
Cardinal Health	2,700	180,387	-	-	-	-	-	-	-	-	2,187	146,113	4,887	326,500
CareFusion Corp. †	4,900	195,118	-	-	-	-	-	-	-	-	-	-	4,900	195,118
Cantel Medical Corp. (a)	-	-	-	-	-	-	3,315	112,412	-	-	-	-	3,315	112,412
Celgene Corp. †	1,900	321,024	-	-	-	-	-	-	-	-	762	128,748	2,662	449,772
Centene Corp. †	-	-	-	-	-	-	3,309	195,066	-	-	-	-	3,309	195,066
Cerner Corp. †	2,800	156,072	-	-	-	-	-	-	-	-	-	-	2,800	156,072
Cigna Corp.	1,450	126,846	-	-	-	-	-	-	-	-	-	-	1,450	126,846
CONMED Corp. (a)	-	-	-	-	-	-	371	15,767	-	-	-	-	371	15,767
Covidien PLC (a)	9,482	645,724	-	-	-	-	-	-	3,700	251,970	4,933	335,937	18,115	1,233,631
Eli Lilly & Co. (a)	3,850	196,350	-	-	-	-	-	-	-	-	-	-	3,850	196,350
Emeritus Corp. †	-	-	-	-	-	-	464	10,036	-	-	-	-	464	10,036
Enzon Pharmaceuticals, Inc.	-	-	-	-	-	-	2,360	2,738	-	-	-	-	2,360	2,738
Express Scripts Holding Co. †	-	-	-	-	-	-	-	-	-	-	4,020	282,365	4,020	282,365
Forest Laboratories, Inc. †	3,500	210,105	-	-	-	-	-	-	-	-	-	-	3,500	210,105
Gentiva Health Services, Inc. †	-	-	-	-	-	-	410	5,088	-	-	-	-	410	5,088
Gilead Sciences, Inc. †	2,900	217,935	-	-	-	-	-	-	-	-	-	-	2,900	217,935
GlaxoSmithKline PLC ADR (a)	-	-	-	-	-	-	-	-	-	-	3,563	190,228	3,563	190,228
HealthSouth Corp. (a)	-	-	-	-	-	-	792	26,389	-	-	-	-	792	26,389
ICON PLC †	-	-	-	-	-	-	3,440	139,010	-	-	-	-	3,440	139,010
Johnson & Johnson	8,100	741,879	-	-	-	-	-	-	-	-	13,554	1,241,411	21,654	1,983,290
Kindred Healthcare, Inc. (a)	-	-	-	-	-	-	499	9,850	-	-	-	-	499	9,850
Lannett Co., Inc. †(a)	-	-	-	-	-	-	1,589	52,596	-	-	-	-	1,589	52,596
Magellan Health Services, Inc. †	-	-	-	-	-	-	719	43,075	-	-	-	-	719	43,075
McKesson Corp.	1,600	258,240	-	-	-	-	-	-	-	-	-	-	1,600	258,240
MedAssets, Inc. †	-	-	-	-	-	-	440	8,725	-	-	-	-	440	8,725
Medidata Solutions, Inc. †(a)	-	-	-	-	-	-	3,110	188,373	-	-	-	-	3,110	188,373
Medtronic, Inc.	2,700	154,953	-	-	-	-	-	-	-	-	-	-	2,700	154,953
Merck & Co., Inc.	4,800	240,240	-	-	-	-	-	-	-	-	23,612	1,181,781	28,412	1,422,021
Molina Healthcare, Inc. †(a)	-	-	-	-	-	-	568	19,738	-	-	-	-	568	19,738
National Healthcare Corp.	-	-	-	-	-	-	191	10,297	-	-	-	-	191	10,297
Nektar Therapeutics †	-	-	-	-	-	-	250	2,837	-	-	-	-	250	2,837
Neogen Corp. †(a)	-	-	-	-	-	-	2,050	93,685	-	-	-	-	2,050	93,685
Novo Nordisk ADR (a)	3,786	699,501	-	-	-	-	-	-	1,500	277,140	-	-	5,286	976,641
NuVasive, Inc. †(a)	-	-	-	-	-	-	523	16,909	-	-	-	-	523	16,909
Owens & Minor, Inc. (a)	-	-	-	-	-	-	148	5,411	-	-	-	-	148	5,411
PAREXEL International Corp. †	-	-	-	-	-	-	3,360	151,805	-	-	-	-	3,360	151,805
PDL BioPharma, Inc. (a)	-	-	-	-	-	-	1,262	10,651	-	-	-	-	1,262	10,651
PharMerica Corp. †(a)	-	-	-	-	-	-	1,029	22,124	-	-	-	-	1,029	22,124
Pfizer, Inc. (a)	45,675	1,399,025	-	-	-	-	-	-	-	-	43,004	1,317,212	88,679	2,716,237
Prestige Brands Holdings, Inc. †(a)	-	-	-	-	-	-	4,649	166,434	-	-	-	-	4,649	166,434
Roche Holding AG ADR (a)	-	-	-	-	-	-	-	-	-	-	5,977	419,765	5,977	419,765
RTI Surgical, Inc. †(a)	-	-	-	-	-	-	2,424	8,581	-	-	-	-	2,424	8,581
Sciclone Pharmaceuticals, Inc. †	-	-	-	-	-	-	720	3,629	-	-	-	-	720	3,629
Select Medical Holdings Corp. (a)	-	-	-	-	-	-	2,272	26,378	-	-	-	-	2,272	26,378
Thermo Fisher Scientific, Inc. (a)	-	-	-	-	-	-	-	-	-	-	5,393	600,511	5,393	600,511
Triple-S Management Corp., Class B †	-	-	-	-	-	-	2,337	45,431	-	-	-	-	2,337	45,431
UnitedHealth Group, Inc. (a)	10,919	822,201	-	-	-	-	-	-	-	-	6,700	504,510	17,619	1,326,711
Universal American Corp. (a)	-	-	-	-	-	-	1,464	10,687	-	-	-	-	1,464	10,687
ViroPharma, Inc. †	-	-	-	-	-	-	274	13,659	-	-	-	-	274	13,659
WellCare Health Plans, Inc. †	-	-	-	-	-	-	237	16,690	-	-	-	-	237	16,690
WellPoint, Inc.	1,950	180,161	-	-	-	-	-	-	-	-	-	-	1,950	180,161
		8,481,533		-		-		1,886,934		529,110		7,970,436		18,868,013

Industrials - 2.4%
3M Co.	1,100	154,275	-	-	-	-			-	-	2,841	398,450	3,941	552,725
AAR Corp. (a)	-	-	-	-	-	-	397	11,120	-	-	-	-	397	11,120
ACCO Brands Corp. †(a)	-	-	-	-	-	-	3,660	24,595	-	-	-	-	3,660	24,595
Accuride Corp. †(a)	-	-	-	-	-	-	1,450	5,409	-	-	-	-	1,450	5,409
Actuant Corp., Class A (a)	-	-	-	-	-	-	1,150	42,136	-	-	-	-	1,150	42,136
Advisory Board Co. (The) †(a)	-	-	-	-	-	-	3,830	243,856	-	-	-	-	3,830	243,856
Air Transport Services Group, Inc. †(a)	-	-	-	-	-	-	1,500	12,135	-	-	-	-	1,500	12,135
Albany International Corp., Class A (a)	-	-	-	-	-	-	252	9,054	-	-	-	-	252	9,054
Allegion PLC †	-	15	-	-	-	-	-	-	-	-	-	-	-	15
American Airlines Group, Inc. †(a)	-	-	-	-	-	-	167	4,217	-	-	-	-	167	4,217
American Science & Engineering, Inc. (a)	-	-	-	-	-	-	71	5,106	-	-	-	-	71	5,106
Ampco-Pittsburgh Corp.	-	-	-	-	-	-	389	7,566	-	-	-	-	389	7,566
ARC Document Solutions, Inc.†	-	-	-	-	-	-	1,286	10,571	-	-	-	-	1,286	10,571
Argan, Inc. (a)	-	-	-	-	-	-	545	15,020	-	-	-	-	545	15,020
Arkansas Best Corp. (a)	-	-	-	-	-	-	320	10,778	-	-	-	-	320	10,778
Atlas Air Worldwide Holdings, Inc. †(a)	-	-	-	-	-	-	220	9,053	-	-	-	-	220	9,053
Avery Dennison Corp.	3,300	165,627	-	-	-	-	-	-	-	-	-	-	3,300	165,627
Barnes Group, Inc. (a)	-	-	-	-	-	-	340	13,025	-	-	-	-	340	13,025
Beacon Roofing Supply, Inc. †(a)	-	-	-	-	-	-	3,210	129,299	-	-	-	-	3,210	129,299
Blount International, Inc. †	-	-	-	-	-	-	1,395	20,186	-	-	-	-	1,395	20,186
Boeing Co. (The)	1,900	259,331	-	-	-	-	-	-	-	-	-	-	1,900	259,331
Brady Corp., Class A	-	-	-	-	-	-	422	13,052	-	-	-	-	422	13,052
Briggs & Stratton Corp.	-	-	-	-	-	-	1,715	37,318	-	-	-	-	1,715	37,318
Brink's Co. (The) (a)	-	-	-	-	-	-	1,220	41,651	-	-	-	-	1,220	41,651
Casella Waste Systems, Inc., Class A †(a)	-	-	-	-	-	-	2,659	15,422	-	-	-	-	2,659	15,422
Caterpillar, Inc. (a)	5,565	505,358	-	-	-	-	-	-	-	-	3,480	316,019	9,045	821,377
CBIZ, Inc. †(a)	-	-	-	-	-	-	3,260	29,731	-	-	-	-	3,260	29,731
Chart Industries, Inc. †(a)	-	-	-	-	-	-	1,290	123,376	-	-	-	-	1,290	123,376
Comfort Systems USA, Inc.	-	-	-	-	-	-	714	13,844	-	-	-	-	714	13,844
Commercial Vehicle Group, Inc. †(a)	-	-	-	-	-	-	40	291	-	-	-	-	40	291
CRA International, Inc. †(a)	-	-	-	-	-	-	480	9,504	-	-	-	-	480	9,504
Cubic Corp.	-	-	-	-	-	-	380	20,011	-	-	-	-	380	20,011
Cummins, Inc.	900	126,873	-	-	-	-	-	-	-	-	-	-	900	126,873
Curtiss-Wright Corp. (a)	-	-	-	-	-	-	1,190	74,054	-	-	-	-	1,190	74,054
Dover Corp. (a)	1,700	164,118	-	-	-	-	-	-	-	-	-	-	1,700	164,118
Ducommun, Inc. †	-	-	-	-	-	-	250	7,453	-	-	-	-	250	7,453
Eaton Corp. PLC (a)	8,774	667,877	-	-	-	-	-	-	-	-	2,949	224,478	11,723	892,355
EMCOR Group, Inc.	-	-	-	-	-	-	176	7,469	-	-	-	-	176	7,469
Emerson Electric Co. (a)	2,700	189,486	-	-	-	-	-	-	-	-	8,570	601,442	11,270	790,928
Encore Wire Corp. (a)	-	-	-	-	-	-	502	27,208	-	-	-	-	502	27,208
EnerSys, Inc. (a)	-	-	-	-	-	-	3,690	258,632	-	-	-	-	3,690	258,632
Federal Signal Corp. †(a)	-	-	-	-	-	-	1,805	26,443	-	-	-	-	1,805	26,443
FedEx Corp.	1,050	150,958	-	-	-	-	-	-	-	-	-	-	1,050	150,958
Flowserve Corp. (a)	-	-	-	-	-	-	-	-	-	-	2,310	182,097	2,310	182,097
FTI Consulting, Inc. †(a)	-	-	-	-	-	-	857	35,257	-	-	-	-	857	35,257
Furmanite Corp. †(a)	-	-	-	-	-	-	600	6,372	-	-	-	-	600	6,372
GenCorp, Inc. †(a)	-	-	-	-	-	-	820	14,776	-	-	-	-	820	14,776
Generac Holdings, Inc. (a)	-	-	-	-	-	-	520	29,453	-	-	-	-	520	29,453
General Cable Corp. (a)	-	-	-	-	-	-	570	16,764	-	-	-	-	570	16,764
General Electric Co.	20,050	562,001	-	-	-	-	-	-	-	-	43,929	1,231,330	63,979	1,793,331
Great Lakes Dredge & Dock Corp. †(a)	-	-	-	-	-	-	1,508	13,874	-	-	-	-	1,508	13,874
Greenbrier Cos., Inc. †	-	-	-	-	-	-	10	328	-	-	-	-	10	328
Griffon Corp. (a)	-	-	-	-	-	-	1,574	20,793	-	-	-	-	1,574	20,793
Hawaiian Holdings, Inc. †(a)	-	-	-	-	-	-	2,253	21,696	-	-	-	-	2,253	21,696
Healthcare Services Group, Inc. (a)	-	-	-	-	-	-	8,780	249,089	-	-	-	-	8,780	249,089
HEICO Corp. (a)	-	-	-	-	-	-	125	7,244	-	-	-	-	125	7,244
Hyster-Yale Materials Handling, Inc.	-	-	-	-	-	-	253	23,569	-	-	-	-	253	23,569
Honeywell International, Inc.	9,655	882,177	-	-	-	-	-	-	-	-	4,640	423,957	14,295	1,306,134
International Shipholding Corp.	-	-	-	-	-	-	65	1,917	-	-	-	-	65	1,917
JetBlue Airways Corp. †(a)	-	-	-	-	-	-	3,462	29,600	-	-	-	-	3,462	29,600
Kelly Services, Inc., Class A (a)	-	-	-	-	-	-	640	15,962	-	-	-	-	640	15,962
Knoll, Inc. (a)	-	-	-	-	-	-	600	10,986	-	-	-	-	600	10,986
L-3 Communications Holdings, Inc. (a)	950	101,517	-	-	-	-	-	-	-	-	-	-	950	101,517
Layne Christensen Co. †	-	-	-	-	-	-	222	3,792	-	-	-	-	222	3,792
Lydall, Inc. †(a)	-	-	-	-	-	-	1,180	20,792	-	-	-	-	1,180	20,792
MasTec, Inc. †(a)	-	-	-	-	-	-	376	12,303	-	-	-	-	376	12,303
Matson, Inc.	-	-	-	-	-	-	250	6,528	-	-	-	-	250	6,528
Meritor, Inc. †(a)	-	-	-	-	-	-	2,350	24,511	-	-	-	-	2,350	24,511
Miller Industries, Inc. (a)	-	-	-	-	-	-	1,316	24,517	-	-	-	-	1,316	24,517
Mistras Group, Inc. †	-	-	-	-	-	-	480	10,022	-	-	-	-	480	10,022
Mueller Industries, Inc. (a)	-	-	-	-	-	-	284	17,895	-	-	-	-	284	17,895
NACCO Industries, Inc., Class A (a)	-	-	-	-	-	-	10	622	-	-	-	-	10	622
NN, Inc.	-	-	-	-	-	-	537	10,842	-	-	-	-	537	10,842
Norfolk Southern Corp. (a)	1,950	181,018	-	-	-	-	-	-	-	-	-	-	1,950	181,018
Nortek, Inc. †(a)	-	-	-	-	-	-	300	22,380	-	-	-	-	300	22,380
Northrop Grumman Corp.	1,150	131,802	-	-	-	-	-	-	-	-	-	-	1,150	131,802
Parker Hannifin Corp. (a)	800	102,912	-	-	-	-	-	-	-	-	-	-	800	102,912
Patrick Industries, Inc. †(a)	-	-	-	-	-	-	267	7,724	-	-	-	-	267	7,724
Pentair, Ltd. (a)	-	-	-	-	-	-	-	-	-	-	2,363	183,534	2,363	183,534
Quality Distribution, Inc. †(a)	-	-	-	-	-	-	1,950	25,018	-	-	-	-	1,950	25,018
Raytheon Co. (a)	3,800	344,660	-	-	-	-	-	-	-	-	-	-	3,800	344,660
Republic Airways Holdings, Inc. †	-	-	-	-	-	-	1,010	10,797	-	-	-	-	1,010	10,797
Rexnord Corp. †	-	-	-	-	-	-	673	18,178	-	-	-	-	673	18,178
Robert Half International, Inc.	2,400	100,776	-	-	-	-	-	-	-	-	-	-	2,400	100,776
Rockwell Automation, Inc. (a)	1,100	129,976	-	-	-	-	-	-	-	-	1,250	147,700	2,350	277,676
Rush Enterprises, Inc., Class A †(a)	-	-	-	-	-	-	362	10,733	-	-	-	-	362	10,733
Steelcase, Inc., Class A †(a)	-	-	-	-	-	-	200	3,172	-	-	-	-	200	3,172
Southwest Airlines Co.	8,000	150,720	-	-	-	-	-	-	-	-	-	-	8,000	150,720
TAL International Group, Inc. (a)	-	-	-	-	-	-	406	23,284	-	-	-	-	406	23,284
Teledyne Technologies, Inc. †	-	-	-	-	-	-	140	12,860	-	-	-	-	140	12,860
Tennant Co. (a)	-	-	-	-	-	-	240	16,274	-	-	-	-	240	16,274
Triumph Group, Inc.	-	-	-	-	-	-	1,210	92,045	-	-	-	-	1,210	92,045
Tutor Perini Corp. †	-	-	-	-	-	-	778	20,461	-	-	-	-	778	20,461
Tyco International, Inc.	3,400	139,536	-	-	-	-	-	-	-	-	8,792	360,824	12,192	500,360
Union Pacific Corp.	7,454	1,252,272	-	-	-	-	-	-	-	-	-	-	7,454	1,252,272
United Parcel Service, Inc., Class B	-	-	-	-	-	-	-	-	-	-	6,642	697,941	6,642	697,941
United Stationers, Inc. (a)	-	-	-	-	-	-	160	7,342	-	-	-	-	160	7,342
United Technologies Corp.	2,250	256,050	-	-	-	-	-	-	-	-	-	-	2,250	256,050
USG Corp. †(a)	-	-	-	-	-	-	231	6,556	-	-	-	-	231	6,556
UTi Worldwide, Inc. (a)	-	-	-	-	-	-	1,430	25,111	-	-	-	-	1,430	25,111
Waste Management, Inc.	-	-	-	-	-	-	-	-	-	-	2,587	116,079	2,587	116,079
Wesco Aircraft Holdings, Inc. †(a)	-	-	-	-	-	-	4,290	94,037	-	-	-	-	4,290	94,037
WW Grainger, Inc. (a)	400	102,168	-	-	-	-	-	-	-	-	-	-	400	102,168
		6,821,503		-		-		2,304,061		-		4,883,851		14,009,415

Information Technology - 4.2%
Accenture PLC, Class A (a)	8,610	707,914	-	-	-	-	-	-	-	-	-	-	8,610	707,914
Acxiom Corp. †	-	-	-	-	-	-	889	32,875	-	-	-	-	889	32,875
Adobe Systems, Inc. †	-	-	-	-	-	-	-	-	-	-	3,050	182,634	3,050	182,634
Anixter International, Inc.	-	-	-	-	-	-	80	7,187	-	-	-	-	80	7,187
Apple, Inc.	3,667	2,057,590	-	-	-	-	-	-	-	-	2,750	1,543,052	6,417	3,600,642
Applied Micro Circuits Corp. †(a)	-	-	-	-	-	-	11,054	147,903	-	-	-	-	11,054	147,903
Aruba Networks, Inc. †(a)	-	-	-	-	-	-	7,310	130,849	-	-	-	-	7,310	130,849
ASML Holding NV, Class G (a)	-	-	-	-	-	-	-	-	3,000	281,100	3,317	310,803	6,317	591,903
Automated Data Processing, Inc. (a)	-	-	-	-	-	-	-	-	-	-	7,964	643,571	7,964	643,571
Badger Meter, Inc.	-	-	-	-	-	-	110	5,995	-	-	-	-	110	5,995
Belden, Inc.	-	-	-	-	-	-	440	30,998	-	-	-	-	440	30,998
Black Box Corp. (a)	-	-	-	-	-	-	570	16,986	-	-	-	-	570	16,986
Brightcove, Inc. †	-	-	-	-	-	-	460	6,504	-	-	-	-	460	6,504
CA, Inc. (a)	7,700	259,105	-	-	-	-	-	-	-	-	-	-	7,700	259,105
CACI International, Inc., Class A †(a)	-	-	-	-	-	-	167	12,228	-	-	-	-	167	12,228
Cardtronics, Inc. †	-	-	-	-	-	-	190	8,255	-	-	-	-	190	8,255
Ceva, Inc. †(a)	-	-	-	-	-	-	5,380	81,884	-	-	-	-	5,380	81,884
Checkpoint Systems, Inc. †	-	-	-	-	-	-	140	2,208	-	-	-	-	140	2,208
Ciena Corp. †(a)	-	-	-	-	-	-	411	9,835	-	-	-	-	411	9,835
Cisco Systems, Inc. (a)	8,800	197,560	-	-	-	-	-	-	-	-	13,109	294,297	21,909	491,857
Citrix Systems, Inc. †	-	-	-	-	-	-	-	-	-	-	1,833	115,937	1,833	115,937
Cognizant Technology Solutions Corp., Class A †	2,050	207,009	-	-	-	-	-	-	-	-	-	-	2,050	207,009
Cohu, Inc. (a)	-	-	-	-	-	-	260	2,730	-	-	-	-	260	2,730
Computer Sciences Corp.	2,050	114,554	-	-	-	-	-	-	-	-	-	-	2,050	114,554
Comtech Telecommunications Corp. (a)	-	-	-	-	-	-	382	12,041	-	-	-	-	382	12,041
Comverse, Inc. †	-	-	-	-	-	-	430	16,684	-	-	-	-	430	16,684
Convergys Corp. (a)	-	-	-	-	-	-	1,470	30,943	-	-	-	-	1,470	30,943
Corning, Inc.	10,150	180,873	-	-	-	-	-	-	-	-	-	-	10,150	180,873
CTS Corp. (a)	-	-	-	-	-	-	250	4,978	-	-	-	-	250	4,978
Cypress Semiconductor Corp.	-	-	-	-	-	-	810	8,505	-	-	-	-	810	8,505
Diodes, Inc. †(a)	-	-	-	-	-	-	200	4,712	-	-	-	-	200	4,712
EarthLink Holdings Corp. (a)	-	-	-	-	-	-	960	4,867	-	-	-	-	960	4,867
eBay, Inc. †	3,250	178,392	-	-	-	-	-	-	-	-	7,859	431,381	11,109	609,773
Ellie Mae, Inc. †(a)	-	-	-	-	-	-	5,300	142,411	-	-	-	-	5,300	142,411
EMC Corp. (a)	-	-	-	-	-	-	-	-	-	-	7,818	196,623	7,818	196,623
Envestnet, Inc. †(a)	-	-	-	-	-	-	2,960	119,288	-	-	-	-	2,960	119,288
Facebook, Inc., Class A †(a)	-	-	-	-	-	-	-	-	-	-	8,946	488,988	8,946	488,988
Fidelity National Information Services, Inc.	13,056	700,846	-	-	-	-	-	-	-	-	-	-	13,056	700,846
Finisar Corp. †(a)	-	-	-	-	-	-	610	14,591	-	-	-	-	610	14,591
Global Cash Access Holdings, Inc. †(a)	-	-	-	-	-	-	440	4,396	-	-	-	-	440	4,396
Google, Inc., Class A †	500	560,355	-	-	-	-	-	-	-	-	1,589	1,780,808	2,089	2,341,163
Hewlitt-Packard Co.	6,150	172,077	-	-	-	-	-	-	-	-	-	-	6,150	172,077
iGATE Corp. †(a)	-	-	-	-	-	-	790	31,726	-	-	-	-	790	31,726
Imation Corp. †(a)	-	-	-	-	-	-	3,100	14,508	-	-	-	-	3,100	14,508
Imperva, Inc. †	-	-	-	-	-	-	2,980	143,428	-	-	-	-	2,980	143,428
Inphi Corp. †	-	-	-	-	-	-	5,219	67,325	-	-	-	-	5,219	67,325
Insight Enterprises, Inc. †(a)	-	-	-	-	-	-	859	19,508	-	-	-	-	859	19,508
Intel Corp.	8,150	211,574	-	-	-	-	-	-	-	-	-	-	8,150	211,574
International Business Machines Corp.	2,050	384,519	-	-	-	-	-	-	-	-	1,737	325,809	3,787	710,328
InvenSense, Inc., Class A †(a)	-	-	-	-	-	-	7,390	153,564	-	-	-	-	7,390	153,564
IXYS Corp.	-	-	-	-	-	-	410	5,318	-	-	-	-	410	5,318
Juniper Networks, Inc. †	-	-	-	-	-	-	-	-	-	-	12,645	285,398	12,645	285,398
KLA-Tencor Corp.	1,900	122,474	-	-	-	-	-	-	-	-	-	-	1,900	122,474
Lam Research Corp. †(a)	1,850	100,732	-	-	-	-	-	-	-	-	-	-	1,850	100,732
Linear Technology Corp. (a)	2,750	125,263	-	-	-	-	-	-	-	-	-	-	2,750	125,263
MasterCard, Inc., Class A	150	125,319	-	-	-	-	-	-	-	-	-	-	150	125,319
MAXIMUS, Inc.	-	-	-	-	-	-	7,310	321,567	-	-	-	-	7,310	321,567
Microsoft Corp.	42,161	1,578,086	-	-	-	-	-	-	-	-	31,882	1,193,343	74,043	2,771,429
MoneyGram International, Inc. †(a)	-	-	-	-	-	-	1,070	22,235	-	-	-	-	1,070	22,235
Monster Worldwide, Inc. †	-	-	-	-	-	-	3,470	24,741	-	-	-	-	3,470	24,741
Motorola Solutions, Inc. (a)	11,003	742,702	-	-	-	-	-	-	-	-	-	-	11,003	742,702
NetApp, Inc.	-	-	-	-	-	-	-	-	-	-	11,665	479,898	11,665	479,898
NETGEAR, Inc. †(a)	-	-	-	-	-	-	179	5,896	-	-	-	-	179	5,896
Newport Corp. †(a)	-	-	-	-	-	-	380	6,867	-	-	-	-	380	6,867
OmniVision Technologies, Inc. †(a)	-	-	-	-	-	-	812	13,966	-	-	-	-	812	13,966
OpenTable, Inc. †(a)	-	-	-	-	-	-	1,772	140,644	-	-	-	-	1,772	140,644
Oracle Corp.	9,650	369,209	-	-	-	-	-	-	-	-	6,343	242,683	15,993	611,892
Paychex, Inc. (a)	3,250	147,973	-	-	-	-	-	-	-	-	-	-	3,250	147,973
Photronics, Inc. †(a)	-	-	-	-	-	-	1,237	11,170	-	-	-	-	1,237	11,170
Plexus Corp. †(a)	-	-	-	-	-	-	260	11,255	-	-	-	-	260	11,255
PMC - Sierra, Inc. †(a)	-	-	-	-	-	-	730	4,694	-	-	-	-	730	4,694
Procera Networks, Inc. †(a)	-	-	-	-	-	-	4,907	73,703	-	-	-	-	4,907	73,703
Qlik Technologies, Inc. †(a)	-	-	-	-	-	-	3,870	103,058	-	-	-	-	3,870	103,058
QUALCOMM, Inc.	15,719	1,167,136	-	-	-	-	-	-	-	-	3,459	256,831	19,178	1,423,967
Red Hat, Inc. †(a)	-	-	-	-	-	-	-	-	-	-	3,760	210,711	3,760	210,711
RF Micro Devices, Inc. †(a)	-	-	-	-	-	-	1,734	8,947	-	-	-	-	1,734	8,947
Richardson Electronics, Ltd.	-	-	-	-	-	-	845	9,599	-	-	-	-	845	9,599
SanDisk Corp. (a)	1,350	95,229	-	-	-	-	-	-	-	-	-	-	1,350	95,229
Sanmina Corp. †(a)	-	-	-	-	-	-	523	8,734	-	-	-	-	523	8,734
ScanSource, Inc. †(a)	-	-	-	-	-	-	850	36,066	-	-	-	-	850	36,066
Seagate Technology PLC (a)	3,150	176,904	-	-	-	-	-	-	-	-	-	-	3,150	176,904
Sigma Designs, Inc. †	-	-	-	-	-	-	1,440	6,797	-	-	-	-	1,440	6,797
Spansion, Inc., Class A †	-	-	-	-	-	-	948	13,168	-	-	-	-	948	13,168
Splunk, Inc. †(a)	-	-	-	-	-	-	-	-	-	-	1,950	133,907	1,950	133,907
SPS Commerce, Inc. †	-	-	-	-	-	-	2,200	143,660	-	-	-	-	2,200	143,660
SunPower Corp., Class A †(a)	-	-	-	-	-	-	40	1,192	-	-	-	-	40	1,192
Synchronoss Technologies, Inc. †(a)	-	-	-	-	-	-	4,560	141,679	-	-	-	-	4,560	141,679
SYNNEX Corp. †(a)	-	-	-	-	-	-	513	34,576	-	-	-	-	513	34,576
Texas Instruments, Inc.	3,750	164,663	-	-	-	-	-	-	-	-	3,084	135,418	6,834	300,081
TriQuint Semiconductor, Inc. †(a)	-	-	-	-	-	-	1,060	8,840	-	-	-	-	1,060	8,840
TTM Technologies, Inc. †(a)	-	-	-	-	-	-	993	8,520	-	-	-	-	993	8,520
Unisys Corp. †(a)	-	-	-	-	-	-	1,430	48,005	-	-	-	-	1,430	48,005
United Online, Inc.	-	-	-	-	-	-	313	4,307	-	-	-	-	313	4,307
Visa, Inc., Class A (a)	1,300	289,484	-	-	-	-	-	-	-	-	2,920	650,225	4,220	939,709
VMWare, Inc., Class A †(a)	-	-	-	-	-	-	-	-	-	-	2,610	234,143	2,610	234,143
Vocus, Inc. †(a)	-	-	-	-	-	-	490	5,581	-	-	-	-	490	5,581
Web.com Group, Inc. †(a)	-	-	-	-	-	-	240	7,630	-	-	-	-	240	7,630
WebMD Health Corp., Class A †(a)	-	-	-	-	-	-	220	8,690	-	-	-	-	220	8,690
Westell Technologies, Inc., Class A †(a)	-	-	-	-	-	-	3,230	13,082	-	-	-	-	3,230	13,082
Western Digital Corp.	1,850	155,215	-	-	-	-	-	-	-	-	-	-	1,850	155,215
Xerox Corp.	7,700	93,709	-	-	-	-	-	-	-	-	-	-	7,700	93,709
Yahoo!, Inc. †	3,250	131,430	-	-	-	-	-	-	-	-	-	-	3,250	131,430
		11,517,896		-		-		2,544,099		281,100		10,136,460		24,479,555

Materials - 0.9%
Alcoa, Inc. (a)	-	-	-	-	-	-	-	-	-	-	13,960	148,395	13,960	148,395
A Schulman, Inc.	-	-	-	-	-	-	280	9,873	-	-	-	-	280	9,873
Axiall Corp. (a)	-	-	-	-	-	-	90	4,270	-	-	-	-	90	4,270
Berry Plastics Group, Inc. †(a)	-	-	-	-	-	-	443	10,539	-	-	-	-	443	10,539
BHP Billiton, Ltd. ADR (a)	-	-	-	-	-	-	-	-	9,250	287,028	2,597	177,115	11,847	464,143
Century Aluminum Co. †(a)	-	-	-	-	-	-	388	4,058	-	-	-	-	388	4,058
CF Industries Holdings, Inc.	400	93,216	-	-	-	-	-	-	-	-	-	-	400	93,216
Eagle Materials, Inc.	-	-	-	-	-	-	-	-	-	-	3,160	244,679	3,160	244,679
Ecolab, Inc. (a)	1,000	104,270	-	-	-	-	-	-	-	-	6,639	692,249	7,639	796,519
EI du Pont de Nemours & Co. (a)	3,200	207,904	-	-	-	-	-	-	-	-	1,855	120,519	5,055	328,423
Clearwater Paper Corp. †(a)	-	-	-	-	-	-	211	11,078	-	-	-	-	211	11,078
Globe Specialty Metals, Inc.	-	-	-	-	-	-	1,110	19,991	-	-	-	-	1,110	19,991
Graphic Packaging Holding Co. †	-	-	-	-	-	-	2,440	23,424	-	-	-	-	2,440	23,424
Handy & Harman, Ltd. †(a)	-	-	-	-	-	-	700	16,947	-	-	-	-	700	16,947
HB Fuller Co. (a)	-	-	-	-	-	-	195	10,148	-	-	-	-	195	10,148
International Flavors & Fragrances, Inc.	2,050	176,259	-	-	-	-	-	-	-	-	-	-	2,050	176,259
Kraton Performance Polymers, Inc. †	-	-	-	-	-	-	291	6,708	-	-	-	-	291	6,708
LyondellBasell Industries NV, Class A	2,250	180,630	-	-	-	-	-	-	-	-	2,160	173,405	4,410	354,035
Minerals Technologies, Inc.	-	-	-	-	-	-	333	20,003	-	-	-	-	333	20,003
Myers Industries, Inc. (a)	-	-	-	-	-	-	526	11,109	-	-	-	-	526	11,109
Neenah Paper, Inc. (a)	-	-	-	-	-	-	435	18,605	-	-	-	-	435	18,605
Olin Corp. (a)	-	-	-	-	-	-	530	15,290	-	-	-	-	530	15,290
Olympic Steel, Inc. (a)	-	-	-	-	-	-	186	5,390	-	-	-	-	186	5,390
OM Group, Inc. †(a)	-	-	-	-	-	-	351	12,780	-	-	-	-	351	12,780
Packaging Corp. of America	8,546	540,791	-	-	-	-	-	-	-	-	-	-	8,546	540,791
PPG Industries, Inc.	1,550	293,973	-	-	-	-	-	-	-	-	5,000	948,300	6,550	1,242,273
Resolute Forest Products, Inc. †	-	-	-	-	-	-	850	13,617	-	-	-	-	850	13,617
Sensient Technologies Corp.	-	-	-	-	-	-	275	13,343	-	-	-	-	275	13,343
Southern Copper Corp.	21,682	622,490	-	-	-	-	-	-	2,300	66,033	-	-	23,982	688,523
SunCoke Energy, Inc. †	-	-	-	-	-	-	410	9,352	-	-	-	-	410	9,352
Wausau Paper Corp. (a)	-	-	-	-	-	-	1,496	18,969	-	-	-	-	1,496	18,969
Weyerhaeuser Co. (a)(b)	6,200	195,734	-	-	-	-	-	-	-	-	-	-	6,200	195,734
Zep, Inc. (a)	-	-	-	-	-	-	520	9,443	-	-	-	-	520	9,443
		2,415,267		-		-		264,937		353,061		2,504,662		5,537,927

Telecommunications Services - 0.6%
AT&T, Inc.	39,294	1,381,577	-	-	-	-	-	-	-	-	17,117	601,834	56,411	1,983,411
CenturyLink, Inc. (a)	4,800	152,880	-	-	-	-	-	-	-	-	-	-	4,800	152,880
Cincinnati Bell, Inc. †(a)	-	-	-	-	-	-	6,796	24,194	-	-	-	-	6,796	24,194
Consolidated Communications Holdings, Inc. (a)	-	-	-	-	-	-	940	18,452	-	-	-	-	940	18,452
General Communication, Inc., Class A †(a)	-	-	-	-	-	-	390	4,349	-	-	-	-	390	4,349
nTelos Holdings Corp. (a)	-	-	-	-	-	-	1,040	21,039	-	-	-	-	1,040	21,039
Verizon Communications, Inc. (a)	6,400	314,496	-	-	-	-	-	-	-	-	11,943	586,879	18,343	901,375
		1,848,953		-		-		68,034		-		1,188,713		3,105,700

Utilities - 0.7%
AGL Resources, Inc. (a)	2,050	96,821	-	-	-	-	-	-	-	-	-	-	2,050	96,821
Ameren Corp. (a)	2,750	99,440	-	-	-	-	-	-	-	-	-	-	2,750	99,440
American Electric Power Co., Inc.	2,700	126,198	-	-	-	-	-	-	-	-	-	-	2,700	126,198
Avista Corp. (a)	-	-	-	-	-	-	148	4,172	-	-	-	-	148	4,172
Cleco Corp.	-	-	-	-	-	-	305	14,219	-	-	-	-	305	14,219
DTE Energy Co. (a)	2,550	169,295	-	-	-	-	-	-	-	-	-	-	2,550	169,295
Duke Energy Corp. (a)	2,150	148,372	-	-	-	-	-	-	-	-	-	-	2,150	148,372
Edison International	2,750	127,325	-	-	-	-	-	-	-	-	-	-	2,750	127,325
El Paso Electric Co.	-	-	-	-	-	-	265	9,304	-	-	-	-	265	9,304
Empire District Electric Co. (a)	-	-	-	-	-	-	219	4,969	-	-	-	-	219	4,969
IDACORP, Inc. (a)	-	-	-	-	-	-	198	10,265	-	-	-	-	198	10,265
ITC Holdings Corp.	5,573	534,005	-	-	-	-	-	-	-	-	-	-	5,573	534,005
MGE Energy, Inc. (a)	-	-	-	-	-	-	97	5,616	-	-	-	-	97	5,616
NextEra Energy, Inc. (a)	7,331	627,680	-	-	-	-	-	-	-	-	7,823	669,805	15,154	1,297,485
NorthWestern Corp. (a)	-	-	-	-	-	-	108	4,679	-	-	-	-	108	4,679
ONEOK, Inc. (a)	11,455	712,272	-	-	-	-	-	-	-	-	-	-	11,455	712,272
Ormat Technologies, Inc. (a)	-	-	-	-	-	-	967	26,312	-	-	-	-	967	26,312
Piedmont Natural Gas Co., Inc. (a)	-	-	-	-	-	-	203	6,731	-	-	-	-	203	6,731
Pinnacle West Capital Corp. (a)	2,400	127,008	-	-	-	-	-	-	-	-	-	-	2,400	127,008
PNM Resources, Inc. (a)	-	-	-	-	-	-	363	8,756	-	-	-	-	363	8,756
Portland General Electric Co. (a)	-	-	-	-	-	-	541	16,338	-	-	-	-	541	16,338
Public Service Enterprise Group, Inc. (a)	4,350	139,374	-	-	-	-	-	-	-	-	-	-	4,350	139,374
SCANA Corp. (a)	1,700	79,781	-	-	-	-	-	-	-	-	-	-	1,700	79,781
Sempra Energy	-	-	-	-	-	-	-	-	-	-	3,810	341,986	3,810	341,986
Southwest Gas Corp. (a)	-	-	-	-	-	-	257	14,369	-	-	-	-	257	14,369
UIL Holdings Corp. (a)	-	-	-	-	-	-	231	8,951	-	-	-	-	231	8,951
UNS Energy Corp. (a)	-	-	-	-	-	-	158	9,456	-	-	-	-	158	9,456
WGL Holdings, Inc.	-	-	-	-	-	-	219	8,773	-	-	-	-	219	8,773
Wisconson Energy Corp. (a)	2,350	97,149	-	-	-	-	-	-	-	-	-	-	2,350	97,149
		3,084,720		-		-		152,910		-		1,011,791		4,249,421
Total Common Stock		67,308,615		-		-		14,406,009		1,780,340		55,139,491		138,634,455

ASSET-BACKED SECURITIES - 0.4%
Ameriquest Mortgage Securities, Inc., 0.856%, 04/25/34 (c)	-	-	-	-	71,329	68,609	-	-	-	-	-	-	71,329	68,609
Amortizing Residential Collateral Trust, 0.859%, 01/01/32 (c)	-	-	-	-	21,630	15,061	-	-	-	-	-	-	21,630	15,061
Amortizing Residential Collateral Trust, 1.166%, 10/25/34 (c)	-	-	-	-	126,445	124,108	-	-	-	-	-	-	126,445	124,108
Bayview Financial Acquisition Trust, 0.840%, 02/28/44 (c)	-	-	-	-	31,433	31,066	-	-	-	-	-	-	31,433	31,066
Bear Stearns Asset Backed Securities Trust, 0.736%, 09/25/34 (c)	-	-	-	-	33,540	32,508	-	-	-	-	-	-	33,540	32,508
CIT Group Securitization Corp., 7.650%, 05/15/26	-	-	-	-	123,072	128,306	-	-	-	-	-	-	123,072	128,306
Citigroup Mortgage Loan Trust, Inc., 5.550%, 08/25/35	-	-	-	-	200,000	171,441	-	-	-	-	-	-	200,000	171,441
Conseco Financial Corp., 9.150%, 01/15/18	-	-	-	-	1,393	192	-	-	-	-	-	-	1,393	192
Delta Funding Home Equity Loan Trust, 7.040%, 06/25/27	-	-	-	-	538	551	-	-	-	-	-	-	538	551
Educational Funding of the South, Inc., 0.888%, 04/25/35 (c)	-	-	-	-	230,000	228,680	-	-	-	-	-	-	230,000	228,680
Green Tree Recreational Equipment & Consumer Trust, 7.250%, 03/15/29	-	-	-	-	6,162	5,042	-	-	-	-	-	-	6,162	5,042
Greenpoint Manufactured Housing, 2.929%, 03/18/29 (c)	-	-	-	-	100,000	87,100	-	-	-	-	-	-	100,000	87,100
Greenpoint Manufactured Housing, 3.566%, 06/19/29 (c)	-	-	-	-	50,000	42,367	-	-	-	-	-	-	50,000	42,367
Greenpoint Manufactured Housing, 3.667%, 02/20/30 (c)	-	-	-	-	50,000	42,268	-	-	-	-	-	-	50,000	42,268
Greenpoint Manufactured Housing, 3.669%, 03/13/32 (c)	-	-	-	-	100,000	88,758	-	-	-	-	-	-	100,000	88,758
Greenpoint Manufactured Housing, 3.669%, 02/20/32 (c)	-	-	-	-	75,000	67,775	-	-	-	-	-	-	75,000	67,775
Northstar Education Finance, Inc., 1.068%, 01/29/46 (c)	-	-	-	-	150,000	137,541	-	-	-	-	-	-	150,000	137,541
Northstar Education Finance, Inc., 1.213%, 10/30/45 (c)	-	-	-	-	400,000	311,348	-	-	-	-	-	-	400,000	311,348
SACO I Trust, 0.426%, 06/25/36 (c)	-	-	-	-	62,919	79,362	-	-	-	-	-	-	62,919	79,362
SACO I Trust, 0.506%, 03/25/36 (c)	-	-	-	-	65,698	85,083	-	-	-	-	-	-	65,698	85,083
Saxon Asset Securities Trust, 0.856%, 05/25/35 (c)	-	-	-	-	191,298	176,616	-	-	-	-	-	-	191,298	176,616
SLM Student Loan Trust, 0.684%, 09/16/24 (c)	-	-	-	-	300,000	287,181	-	-	-	-	-	-	300,000	287,181
SLM Student Loan Trust, 1.115%, 09/25/28 (c)	-	-	-	-	230,000	232,859	-	-	-	-	-	-	230,000	232,859
Total Asset-Backed Securities		-		-		2,443,822		-		-		-		2,443,822

COLLATERALIZED MORTGAGE OBLIGATIONS - 4.9%
Agency Mortgage-Backed Obligation - 3.9%
FHLMC, 2.547%, 01/01/38 (c)	-	-	-	-	114,495	122,084	-	-	-	-	-	-	114,495	122,084
FHLMC, 2.672%, 05/01/37 (c)	-	-	-	-	297,159	318,314	-	-	-	-	-	-	297,159	318,314
FHLMC, 3.500%, 04/01/43	-	-	-	-	97,898	96,510	-	-	-	-	-	-	97,898	96,510
FHLMC, 5.000%, 08/01/33	-	-	-	-	105,729	114,450	-	-	-	-	-	-	105,729	114,450
FHLMC, 5.000%, 09/01/33	-	-	-	-	35,244	38,159	-	-	-	-	-	-	35,244	38,159
FHLMC, 5.000%, 10/01/33	-	-	-	-	62,451	67,623	-	-	-	-	-	-	62,451	67,623
FHLMC, 5.000%, 09/01/33	-	-	-	-	122,206	132,311	-	-	-	-	-	-	122,206	132,311
FHLMC, 5.000%, 10/01/33	-	-	-	-	119,207	129,038	-	-	-	-	-	-	119,207	129,038
FHLMC, 6.000%, 10/01/36	-	-	-	-	481,765	539,058	-	-	-	-	-	-	481,765	539,058
FHLMC, 7.000%, 03/01/39	-	-	-	-	67,723	74,481	-	-	-	-	-	-	67,723	74,481
FHLMC, Multi-Family Structured Pass-Through Certificates, IO, 1.205%, 01/25/20 (c)	-	-	-	-	1,320,487	66,761	-	-	-	-	-	-	1,320,487	66,761
FHLMC, Multi-Family Structured Pass-Through Certificates, IO, 1.390%, 04/25/20 (c)	-	-	-	-	774,629	43,937	-	-	-	-	-	-	774,629	43,937
FHLMC, Multi-Family Structured Pass-Through Certificates, IO, 1.595%, 12/25/21 (c)	-	-	-	-	186,588	16,208	-	-	-	-	-	-	186,588	16,208
FHLMC, Multi-Family Structured Pass-Through Certificates, IO, 1.661%, 08/25/20 (c)	-	-	-	-	424,280	30,939	-	-	-	-	-	-	424,280	30,939
FHLMC, Multi-Family Structured Pass-Through Certificates, IO, 1.733%, 10/25/21 (c)	-	-	-	-	172,262	16,450	-	-	-	-	-	-	172,262	16,450
FHLMC, Multi-Family Structured Pass-Through Certificates, IO, 1.823%, 06/25/20 (c)	-	-	-	-	433,683	34,715	-	-	-	-	-	-	433,683	34,715
FHLMC, Multi-Family Structured Pass-Through Certificates, IO, 1.834%, 07/25/21 (c)	-	-	-	-	392,721	38,547	-	-	-	-	-	-	392,721	38,547
FHLMC TBA, 3.500%, 01/01/41	-	-	-	-	300,000	297,656	-	-	-	-	-	-	300,000	297,656
FNMA, 3.000%, 06/25/27	-	-	-	-	588,637	75,421	-	-	-	-	-	-	588,637	75,421
FNMA, 3.500%, 10/01/42	-	-	-	-	287,197	281,901	-	-	-	-	-	-	287,197	281,901
FNMA, 3.500%, 12/01/42	-	-	-	-	95,497	94,075	-	-	-	-	-	-	95,497	94,075
FNMA, 3.500%, 10/01/33	-	-	-	-	198,006	201,626	-	-	-	-	-	-	198,006	201,626
FNMA, 3.500%, 12/01/33	-	-	-	-	99,703	101,526	-	-	-	-	-	-	99,703	101,526
FNMA, 3.500%, 11/01/33	-	-	-	-	99,267	101,084	-	-	-	-	-	-	99,267	101,084
FNMA, 3.500%, 03/01/43	-	-	-	-	680,174	670,038	-	-	-	-	-	-	680,174	670,038
FNMA, 3.500%, 04/01/43	-	-	-	-	292,596	288,237	-	-	-	-	-	-	292,596	288,237
FNMA, 3.500%, 01/01/34	-	-	-	-	100,000	102,000	-	-	-	-	-	-	100,000	102,000
FNMA, 3.500%, 12/01/42	-	-	-	-	96,254	94,820	-	-	-	-	-	-	96,254	94,820
FNMA, 3.500%, 12/01/42	-	-	-	-	95,183	93,765	-	-	-	-	-	-	95,183	93,765
FNMA, 3.500%, 12/01/33	-	-	-	-	99,787	101,611	-	-	-	-	-	-	99,787	101,611
FNMA, 3.500%, 08/01/33	-	-	-	-	195,486	199,058	-	-	-	-	-	-	195,486	199,058
FNMA, 4.000%, 12/01/42	-	-	-	-	91,919	96,405	-	-	-	-	-	-	91,919	96,405
FNMA, 4.500%, 05/01/31	-	-	-	-	162,105	174,262	-	-	-	-	-	-	162,105	174,262
FNMA, 4.500%, 04/01/41	-	-	-	-	176,124	187,147	-	-	-	-	-	-	176,124	187,147
FNMA, 4.500%, 06/01/41	-	-	-	-	158,710	168,196	-	-	-	-	-	-	158,710	168,196
FNMA, 4.500%, 06/01/31	-	-	-	-	54,086	58,139	-	-	-	-	-	-	54,086	58,139
FNMA, 4.500%, 09/01/41	-	-	-	-	52,312	55,573	-	-	-	-	-	-	52,312	55,573
FNMA, 4.500%, 04/01/31	-	-	-	-	53,306	57,294	-	-	-	-	-	-	53,306	57,294
FNMA, 4.500%, 12/01/31	-	-	-	-	82,056	87,882	-	-	-	-	-	-	82,056	87,882
FNMA, 4.500%, 11/01/31	-	-	-	-	75,102	80,442	-	-	-	-	-	-	75,102	80,442
FNMA, 5.000%, 05/01/42	-	-	-	-	78,016	84,712	-	-	-	-	-	-	78,016	84,712
FNMA, 5.369%, 01/01/37 (c)	-	-	-	-	46,804	49,804	-	-	-	-	-	-	46,804	49,804
FNMA, 5.500%, 09/01/35	-	-	-	-	488,783	537,303	-	-	-	-	-	-	488,783	537,303
FNMA, 5.500%, 07/25/41	-	-	-	-	229,408	249,585	-	-	-	-	-	-	229,408	249,585
FNMA, 5.500%, 04/25/42	-	-	-	-	98,719	107,602	-	-	-	-	-	-	98,719	107,602
FNMA, 5.500%, 04/01/36	-	-	-	-	160,037	170,806	-	-	-	-	-	-	160,037	170,806
FNMA, 5.500%, 11/01/36	-	-	-	-	94,084	103,354	-	-	-	-	-	-	94,084	103,354
FNMA, 5.500%, 08/01/38	-	-	-	-	78,454	86,436	-	-	-	-	-	-	78,454	86,436
FNMA, 6.000%, 04/01/33	-	-	-	-	34,350	38,551	-	-	-	-	-	-	34,350	38,551
FNMA, 6.000%, 08/01/37	-	-	-	-	196,140	220,142	-	-	-	-	-	-	196,140	220,142
FNMA, 6.000%, 02/01/34	-	-	-	-	6,274	7,040	-	-	-	-	-	-	6,274	7,040
FNMA, 6.000%, 11/01/35	-	-	-	-	97,018	108,904	-	-	-	-	-	-	97,018	108,904
FNMA, 6.000%, 09/01/39	-	-	-	-	196,960	219,541	-	-	-	-	-	-	196,960	219,541
FNMA, 6.000%, 12/01/39	-	-	-	-	262,741	290,656	-	-	-	-	-	-	262,741	290,656
FNMA, 7.000%, 04/01/37	-	-	-	-	47,689	53,328	-	-	-	-	-	-	47,689	53,328
FNMA, 7.000%, 05/01/32	-	-	-	-	19,203	21,916	-	-	-	-	-	-	19,203	21,916
FNMA, 7.000%, 02/01/39	-	-	-	-	114,927	125,906	-	-	-	-	-	-	114,927	125,906
FNMA, 9.750%, 11/25/18	-	-	-	-	111,941	126,995	-	-	-	-	-	-	111,941	126,995
FNMA, 9.750%, 08/25/19	-	-	-	-	31,409	35,595	-	-	-	-	-	-	31,409	35,595
FNMA TBA, 3.000%, 01/16/26	-	-	-	-	1,200,000	1,224,609	-	-	-	-	-	-	1,200,000	1,224,609
FNMA TBA, 3.500%, 01/01/41	-	-	-	-	1,200,000	1,254,891	-	-	-	-	-	-	1,200,000	1,254,891
FNMA TBA, 3.500%, 01/01/41	-	-	-	-	1,800,000	1,788,047	-	-	-	-	-	-	1,800,000	1,788,047
FNMA TBA, 4.000%, 11/15/34	-	-	-	-	3,500,000	3,602,813	-	-	-	-	-	-	3,500,000	3,602,813
FNMA TBA, 4.500%, 01/01/38	-	-	-	-	100,000	105,957	-	-	-	-	-	-	100,000	105,957
GNMA, 0.569%, 12/20/60 (c)	-	-	-	-	171,689	169,930	-	-	-	-	-	-	171,689	169,930
GNMA, 0.649%, 03/20/61 (c)	-	-	-	-	176,908	175,986	-	-	-	-	-	-	176,908	175,986
GNMA, 0.669%. 03/20/61 (c)	-	-	-	-	87,415	87,031	-	-	-	-	-	-	87,415	87,031
GNMA, 0.891%, 08/15/52 (c)	-	-	-	-	226,657	14,833	-	-	-	-	-	-	226,657	14,833
GNMA, 0.950%, 06/16/55 (c)	-	-	-	-	242,744	15,977	-	-	-	-	-	-	242,744	15,977
GNMA, 2.000%, 12/16/49	-	-	-	-	120,000	119,353	-	-	-	-	-	-	120,000	119,353
GNMA, 2.250%, 03/16/35	-	-	-	-	99,734	99,804	-	-	-	-	-	-	99,734	99,804
GNMA, 2.900%, 06/16/44 (c)	-	-	-	-	89,605	91,899	-	-	-	-	-	-	89,605	91,899
GNMA, 2.900%, 02/16/14 (c)	-	-	-	-	278,936	286,213	-	-	-	-	-	-	278,936	286,213
GNMA, 4.500%, 04/20/41	-	-	-	-	363,833	390,551	-	-	-	-	-	-	363,833	390,551
GNMA, 4.500%, 03/15/40	-	-	-	-	26,891	28,731	-	-	-	-	-	-	26,891	28,731
GNMA, 4.500%, 03/20/41	-	-	-	-	105,989	113,786	-	-	-	-	-	-	105,989	113,786
GNMA, 5.000%, 11/20/40	-	-	-	-	138,126	150,517	-	-	-	-	-	-	138,126	150,517
GNMA, 5.000%, 04/15/40	-	-	-	-	124,951	138,477	-	-	-	-	-	-	124,951	138,477
GNMA, 5.000%, 05/15/40	-	-	-	-	244,716	268,606	-	-	-	-	-	-	244,716	268,606
GNMA, 5.000%, 09/20/40	-	-	-	-	93,724	102,644	-	-	-	-	-	-	93,724	102,644
GNMA, 5.000%, 08/20/40	-	-	-	-	827,701	911,637	-	-	-	-	-	-	827,701	911,637
GNMA, 5.500%, 05/15/36	-	-	-	-	43,550	48,075	-	-	-	-	-	-	43,550	48,075
GNMA, 6.000%, 07/20/38	-	-	-	-	49,171	55,360	-	-	-	-	-	-	49,171	55,360
GNMA, 6.000%, 03/15/37	-	-	-	-	37,095	41,323	-	-	-	-	-	-	37,095	41,323
GNMA, 6.000%, 05/15/33	-	-	-	-	41,200	46,422	-	-	-	-	-	-	41,200	46,422
GNMA, 6.000%, 03/15/35	-	-	-	-	363,852	409,530	-	-	-	-	-	-	363,852	409,530
GNMA, 6.500%, 10/20/37	-	-	-	-	242,891	275,453	-	-	-	-	-	-	242,891	275,453
GNMA TBA, 3.500%, 01/15/41	-	-	-	-	1,400,000	1,410,992	-	-	-	-	-	-	1,400,000	1,410,992
GNMA TBA, 3.500%, 01/15/41	-	-	-	-	900,000	907,066	-	-	-	-	-	-	900,000	907,066
GNMA TBA, 4.000%, 01/01/40	-	-	-	-	400,000	415,641	-	-	-	-	-	-	400,000	415,641
Total Agency Mortgage-Backed Obligation		-		-		22,938,073		-		-		-		22,938,073

Non-Agency Mortgage-Backed Obligation - 1.0%
American Home Mortgage Assets, 0.396%, 05/25/46 (c)	-	-	-	-	80,445	11,303	-	-	-	-	-	-	80,445	11,303
Banc of America Commercial Mortgage, Inc., 5.448%, 09/10/47	-	-	-	-	10,000	10,702	-	-	-	-	-	-	10,000	10,702
Banc of America Commercial Mortgage, Inc., 5.797%, 06/10/49 (c)	-	-	-	-	60,000	60,176	-	-	-	-	-	-	60,000	60,176
Banc of America Funding Corp., 5.965%, 09/20/35 (c)	-	-	-	-	896,633	668,124	-	-	-	-	-	-	896,633	668,124
Banc of America Merrill Lynch Commercial Mortgage, Inc., 5.421%, 09/10/45 (c)	-	-	-	-	31,000	33,427	-	-	-	-	-	-	31,000	33,427
Banc of America Mortgage Securities, Inc., 2.830%, 02/25/34 (c)	-	-	-	-	5,466	5,393	-	-	-	-	-	-	5,466	5,393
Bear Stearns Adjustable Rate Mortgage Trust, 2.832%, 02/25/34 (c)	-	-	-	-	35,824	35,365	-	-	-	-	-	-	35,824	35,365
Bear Stearns Adjustable Rate Mortgage Trust, 2.968%, 11/25/34	-	-	-	-	37,509	35,152	-	-	-	-	-	-	37,509	35,152
Bear Stearns ALT-A Trust, 2.606%, 08/25/34 (c)	-	-	-	-	140,584	142,147	-	-	-	-	-	-	140,584	142,147
Citigroup Mortgage Loan Trust, Inc., 2.869%, 02/25/34 (c)	-	-	-	-	33,489	30,307	-	-	-	-	-	-	33,489	30,307
Commercial Mortgage Pass-Through Certificates, 5.615%, 01/15/49 (c)	-	-	-	-	116,000	123,145	-	-	-	-	-	-	116,000	123,145
Commercial Mortgage Trust, 4.046%, 10/10/46	-	-	-	-	80,000	80,741	-	-	-	-	-	-	80,000	80,741
Commercial Mortgage Trust, 4.300%, 10/10/46	-	-	-	-	30,000	30,140	-	-	-	-	-	-	30,000	30,140
Commercial Mortgage Trust, 4.762%, 10/10/46 (c)	-	-	-	-	10,000	9,997	-	-	-	-	-	-	10,000	9,997
Commercial Mortgage Trust, 5.086%, 10/10/46 (c)	-	-	-	-	10,000	9,870	-	-	-	-	-	-	10,000	9,870
Commercial Mortgage Trust, 6.018%, 07/10/38 (c)	-	-	-	-	25,000	27,292	-	-	-	-	-	-	25,000	27,292
Countrywide Alternative Loan Trust, 0.378%, 03/20/46 (c)	-	-	-	-	58,790	42,108	-	-	-	-	-	-	58,790	42,108
DBUBS Mortgage Trust, 3.642%, 08/10/44	-	-	-	-	100,000	105,053	-	-	-	-	-	-	100,000	105,053
First Horizon Mortgage Pass-Through Trust, 2.625%, 02/25/35 (c)	-	-	-	-	205,120	203,888	-	-	-	-	-	-	205,120	203,888
Greenpoint Mortgage Funding Trust, 0.376%, 04/25/36 (c)	-	-	-	-	660,028	489,127	-	-	-	-	-	-	660,028	489,127
GS Mortgage Securities Trust, 4.176%, 07/10/46 (c)	-	-	-	-	20,000	20,487	-	-	-	-	-	-	20,000	20,487
GS Mortgage Securities Trust, 4.272%, 11/01/46	-	-	-	-	180,000	184,521	-	-	-	-	-	-	180,000	184,521
GS Mortgage Securities Trust, 4.653%, 11/01/46	-	-	-	-	50,000	51,462	-	-	-	-	-	-	50,000	51,462
GS Mortgage Securities Trust, 5.161%, 11/01/46	-	-	-	-	40,000	41,076	-	-	-	-	-	-	40,000	41,076
HomeBanc Mortgage Trust, 0.466%, 05/25/37 (c)	-	-	-	-	83,495	65,222	-	-	-	-	-	-	83,495	65,222
Impac CMB Trust, 0.706%, 05/25/35 (c)	-	-	-	-	79,749	69,404	-	-	-	-	-	-	79,749	69,404
Indymac Index Mortgage Loan Trust, 0.286%, 07/25/36 (c)	-	-	-	-	202,979	151,416	-	-	-	-	-	-	202,979	151,416
Indymac Index Mortgage Loan Trust, 0.366%, 06/25/47 (c)	-	-	-	-	210,606	163,023	-	-	-	-	-	-	210,606	163,023
Indymac Index Mortgage Loan Trust, 0.426%, 06/25/35 (c)	-	-	-	-	361,999	318,573	-	-	-	-	-	-	361,999	318,573
Indymac Index Mortgage Loan Trust, 2.504%, 03/25/35 (c)	-	-	-	-	83,093	79,349	-	-	-	-	-	-	83,093	79,349
JP Morgan Chase Commercial Mortgage Securities Trust, 4.420%, 11/15/45	-	-	-	-	60,000	61,375	-	-	-	-	-	-	60,000	61,375
JP Morgan Chase Commercial Mortgage Securities Trust, 4.887%, 01/15/47 (c)	-	-	-	-	10,000	10,115	-	-	-	-	-	-	10,000	10,115
JP Morgan Chase Commercial Mortgage Securities Trust, 5.251%, 11/15/45 (c)	-	-	-	-	20,000	20,054	-	-	-	-	-	-	20,000	20,054
JP Morgan Chase Commercial Mortgage Securities Trust, 6.078%, 02/12/51 (c)	-	-	-	-	30,000	33,944	-	-	-	-	-	-	30,000	33,944
LB-UBS Commercial Mortgage Trust, 6.371%, 09/15/45 (c)	-	-	-	-	50,000	57,150	-	-	-	-	-	-	50,000	57,150
Master Adjustable Rate Mortgages Trust, 0.944%, 12/25/46 (c)	-	-	-	-	185,550	101,779	-	-	-	-	-	-	185,550	101,779
Master Adjustable Rate Mortgages Trust, 3.179%, 12/25/34 (c)	-	-	-	-	12,519	12,343	-	-	-	-	-	-	12,519	12,343
Merrill Lynch Mortgage Trust, 6.047%, 06/12/50 (c)	-	-	-	-	25,000	27,699	-	-	-	-	-	-	25,000	27,699
Merrill Lynch, 5.485%, 03/12/51 (c)	-	-	-	-	110,000	120,998	-	-	-	-	-	-	110,000	120,998
Morgan Stanley Bank of America Merrill Lynch Trust, 2.943%, 02/15/46	-	-	-	-	30,000	28,105	-	-	-	-	-	-	30,000	28,105
Morgan Stanley Bank of America Merrill Lynch Trust, 3.446%, 02/15/46	-	-	-	-	30,000	27,960	-	-	-	-	-	-	30,000	27,960
Morgan Stanley Bank of America Merrill Lynch Trust, 3.456%, 05/15/46	-	-	-	-	90,000	85,075	-	-	-	-	-	-	90,000	85,075
Morgan Stanley Capital I Trust, 5.692%, 04/15/49 (c)	-	-	-	-	80,000	88,599	-	-	-	-	-	-	80,000	88,599
Morgan Stanley Mortgage Loan Trust, 0.466%, 03/25/36 (c)	-	-	-	-	104,716	43,643	-	-	-	-	-	-	104,716	43,643
Morgan Stanley Mortgage Loan Trust, 0.486%, 01/25/35 (c)	-	-	-	-	264,093	240,206	-	-	-	-	-	-	264,093	240,206
Morgan Stanley Mortgage Loan Trust, 2.724%, 07/25/34 (c)	-	-	-	-	45,209	44,424	-	-	-	-	-	-	45,209	44,424
Morgan Stanley Mortgage Loan Trust, 2.786%, 08/25/34 (c)	-	-	-	-	68,902	67,034	-	-	-	-	-	-	68,902	67,034
Prime Mortgage Trust, 8.000%. 07/25/34	-	-	-	-	115,949	109,722	-	-	-	-	-	-	115,949	109,722
Residential Asset Securitization Trust, 4.750%, 02/25/19	-	-	-	-	105,938	108,491	-	-	-	-	-	-	105,938	108,491
Structured Adjustable Rate Mortgage Loan Trust, 0.816%, 10/25/35 (c)	-	-	-	-	656,584	224,479	-	-	-	-	-	-	656,584	224,479
Structured Adjustable Rate Mortgage Loan Trust, 2.417%, 01/25/35 (c)	-	-	-	-	102,616	99,599	-	-	-	-	-	-	102,616	99,599
Structured Adjustable Rate Mortgage Loan Trust, 2.473%, 11/25/34 (c)	-	-	-	-	90,030	83,409	-	-	-	-	-	-	90,030	83,409
Wachovia Bank Commercial Mortgage Trust, 5.383%, 12/15/43	-	-	-	-	30,000	32,280	-	-	-	-	-	-	30,000	32,280
WaMu Mortgage Pass-Through Certificates. 0.485%, 08/25/45 (c)	-	-	-	-	213,657	206,041	-	-	-	-	-	-	213,657	206,041
WaMu Mortgage Pass-Through Certificates, 0.844%, 03/25/47 (c)	-	-	-	-	178,936	139,850	-	-	-	-	-	-	178,936	139,850
WaMu Mortgage Pass-Through Certificates, 2.446%, 10/25/33 (c)	-	-	-	-	164,775	165,710	-	-	-	-	-	-	164,775	165,710
WaMu Mortgage Pass-Through Certificates, 2.487%, 02/25/33 (c)	-	-	-	-	47,297	46,529	-	-	-	-	-	-	47,297	46,529
Washington Mutual MSC Mortgage Pass-Through Certificates, 2.441%, 01/25/35 (c)	-	-	-	-	32,125	31,738	-	-	-	-	-	-	32,125	31,738
Wells Fargo Commercial Mortgage Trust, 4.218%, 07/15/46 (c)	-	-	-	-	20,000	20,588	-	-	-	-	-	-	20,000	20,588
Wells Fargo Mortgage Backed Securities Trust, 2.626%, 04/25/36 (c)	-	-	-	-	18,251	16,728	-	-	-	-	-	-	18,251	16,728
WFRBS Commercial Mortgage Trust, 3.667%, 11/15/44	-	-	-	-	26,000	26,340	-	-	-	-	-	-	26,000	26,340
Total Non-Agency Mortgage-Backed Obligation		-		-		5,679,997		-		-		-		5,679,997
Total Collateralized Mortgage Obligations		-		-		28,618,070		-		-		-		28,618,070

CORPORATE BONDS - 3.6%
Consumer Discretionary - 0.3%
CCO Holdings LLC, 6.500%, 04/30/21	-	-	-	-	160,000	164,400	-	-	-	-	-	-	160,000	164,400
Cellco Partnership, 8.500%, 11/15/18 (a)	-	-	-	-	40,000	50,645	-	-	-	-	-	-	40,000	50,645
Comcast Corp., 6.500%, 01/15/15	-	-	-	-	355,000	376,414	-	-	-	-	-	-	355,000	376,414
CSC Holdings LLC, 6.750%, 11/15/21 (a)	-	-	-	-	30,000	32,325	-	-	-	-	-	-	30,000	32,325
DISH DBS Corp., 5.000%, 03/15/23 (a)	-	-	-	-	40,000	37,300	-	-	-	-	-	-	40,000	37,300
DISH DBS Corp., 7.875%, 09/01/19	-	-	-	-	45,000	51,525	-	-	-	-	-	-	45,000	51,525
Ford Motor Co., 4.750%, 01/15/43	-	-	-	-	100,000	90,187	-	-	-	-	-	-	100,000	90,187
Hilton Worldwide Finance LLC, 5.625%, (a)(d)	-	-	-	-	110,000	114,125	-	-	-	-	-	-	110,000	114,125
Intelsat Jackson Holdings SA, 5.500%, 08/01/23 (d)	-	-	-	-	70,000	66,588	-	-	-	-	-	-	70,000	66,588
Intelsat Jackson Holdings SA, 7.250%, 10/15/20	-	-	-	-	20,000	21,875	-	-	-	-	-	-	20,000	21,875
Intelsat Jackson Holdings SA, 7.250%, 04/01/19	-	-	-	-	30,000	32,400	-	-	-	-	-	-	30,000	32,400
Intelsat Jackson Holdings SA, 7.500%, 04/01/21	-	-	-	-	20,000	22,050	-	-	-	-	-	-	20,000	22,050
McDonald's Corp. MTN, 5.350%, 03/01/18 (a)	-	-	-	-	40,000	45,493	-	-	-	-	-	-	40,000	45,493
Michaels Stores, Inc., 7.750%, 11/01/18	-	-	-	-	20,000	21,700	-	-	-	-	-	-	20,000	21,700
News America, Inc., 6.650%, 11/15/37	-	-	-	-	10,000	11,673	-	-	-	-	-	-	10,000	11,673
Service Corp. International, 7.500%, 04/01/27 (a)	-	-	-	-	30,000	31,650	-	-	-	-	-	-	30,000	31,650
Telefonica Emisiones SAU, 6.221%, 07/03/17 (a)	-	-	-	-	20,000	22,546	-	-	-	-	-	-	20,000	22,546
Time Warner Cable, Inc., 5.500%, 09/01/41	-	-	-	-	10,000	8,286	-	-	-	-	-	-	10,000	8,286
Time Warner Cable, Inc., 5.875%, 11/15/40	-	-	-	-	40,000	34,602	-	-	-	-	-	-	40,000	34,602
Time Warner Cable, Inc., 6.750%, 06/15/39	-	-	-	-	30,000	28,251	-	-	-	-	-	-	30,000	28,251
Time Warner Cable, Inc., 8.250%, 04/01/19	-	-	-	-	150,000	175,726	-	-	-	-	-	-	150,000	175,726
Time Warner, Inc., 7.700%, 05/01/32 (a)	-	-	-	-	90,000	115,557	-	-	-	-	-	-	90,000	115,557
Viacom, Inc., 4.250%, 09/01/23 (a)	-	-	-	-	90,000	89,813	-	-	-	-	-	-	90,000	89,813
		-		-		1,645,131		-		-		-		1,645,131

Consumer Staples - 0.2%
Altria Group, Inc., 2.850%, 08/09/22 (a)	-	-	-	-	100,000	92,072	-	-	-	-	-	-	100,000	92,072
Altria Group, Inc., 4.750%, 05/05/21	-	-	-	-	110,000	118,048	-	-	-	-	-	-	110,000	118,048
Altria Group, Inc., 5.375%, 01/31/44	-	-	-	-	40,000	40,166	-	-	-	-	-	-	40,000	40,166
Altria Group, Inc., 9.250%, 08/06/19	-	-	-	-	140,000	184,423	-	-	-	-	-	-	140,000	184,423
CVS Caremark Corp., 2.750%, 12/01/22 (a)	-	-	-	-	230,000	212,284	-	-	-	-	-	-	230,000	212,284
Kraft Foods Group, Inc., 3.500%, 06/06/22 (a)	-	-	-	-	80,000	77,968	-	-	-	-	-	-	80,000	77,968
Kraft Foods Group, Inc., 5.375%, 02/10/20 (a)	-	-	-	-	60,000	67,692	-	-	-	-	-	-	60,000	67,692
Molson Coors Brewing Co., 3.500%, 05/01/22 (a)	-	-	-	-	10,000	9,818	-	-	-	-	-	-	10,000	9,818
Mondelez International, Inc., 5.375%m, 02/10/20 (a)	-	-	-	-	110,000	124,233	-	-	-	-	-	-	110,000	124,233
PepsiCo, Inc., 0.700%, 08/13/15	-	-	-	-	120,000	120,127	-	-	-	-	-	-	120,000	120,127
PepsiCo, Inc., 7.900%, 11/01/18	-	-	-	-	41,000	51,302	-	-	-	-	-	-	41,000	51,302
Philip Morris International, Inc., 2.500%, 08/22/22 (a)	-	-	-	-	50,000	45,578	-	-	-	-	-	-	50,000	45,578
Philip Morris International, Inc., 2.900%, 11/15/21	-	-	-	-	120,000	114,558	-	-	-	-	-	-	120,000	114,558
Philip Morris International, Inc., 4.500%, 03/20/42	-	-	-	-	60,000	56,045	-	-	-	-	-	-	60,000	56,045
Reynolds American, Inc., 3.250%, 11/01/22	-	-	-	-	40,000	36,869	-	-	-	-	-	-	40,000	36,869
Reynolds American, Inc., 6.750%, 06/15/17	-	-	-	-	70,000	80,126	-	-	-	-	-	-	70,000	80,126
		-		-		1,431,309		-		-		-		1,431,309

Energy - 0.6%
Access Midstream Partners, 4.875%, 05/15/23	-	-	-	-	40,000	38,600	-	-	-	-	-	-	40,000	38,600
Access Midstream Partners, 5.875%, 04/15/21	-	-	-	-	30,000	31,950	-	-	-	-	-	-	30,000	31,950
Anadarko Finance Co., 7.500%, 05/01/31	-	-	-	-	100,000	121,581	-	-	-	-	-	-	100,000	121,581
Apache Corp., 3.250%, 04/15/22 (a)	-	-	-	-	31,000	30,543	-	-	-	-	-	-	31,000	30,543
Arch Coal, Inc., 7.000%, 06/15/19 (a)	-	-	-	-	20,000	15,900	-	-	-	-	-	-	20,000	15,900
Atwood Oceanics, Inc., 6.500%, 02/01/20	-	-	-	-	30,000	32,025	-	-	-	-	-	-	30,000	32,025
Baker Hughes, Inc., 7.500%, 11/15/18 (a)	-	-	-	-	160,000	197,130	-	-	-	-	-	-	160,000	197,130
Chesapeake Energy Corp., 6.875%, 11/15/20	-	-	-	-	90,000	101,700	-	-	-	-	-	-	90,000	101,700
Concho Resources, Inc., 5.500%, 10/01/22	-	-	-	-	30,000	30,975	-	-	-	-	-	-	30,000	30,975
Concho Resources, Inc., 6.500%, 01/15/22 (a)	-	-	-	-	44,000	47,630	-	-	-	-	-	-	44,000	47,630
ConocoPhillips, 5.900%, 05/15/38	-	-	-	-	60,000	70,426	-	-	-	-	-	-	60,000	70,426
CONSOL Energy, Inc., 8.250%, 04/01/20	-	-	-	-	95,000	102,837	-	-	-	-	-	-	95,000	102,837
Continental Resources, Inc., 4.500%, 04/15/23 (a)	-	-	-	-	30,000	30,413	-	-	-	-	-	-	30,000	30,413
Continental Resources, Inc., 5.000%, 09/15/22 (a)	-	-	-	-	110,000	114,263	-	-	-	-	-	-	110,000	114,263
Denbury Resources, Inc., 4.625%, 07/15/23 (a)	-	-	-	-	220,000	198,550	-	-	-	-	-	-	220,000	198,550
Devon Energy Corp., 5.600%, 07/15/41	-	-	-	-	110,000	114,631	-	-	-	-	-	-	110,000	114,631
Devon Financing Corp. LLC, 7.875%, 09/30/31	-	-	-	-	30,000	38,586	-	-	-	-	-	-	30,000	38,586
Energy Transfer Equity, 7.500%, 10/15/20	-	-	-	-	30,000	33,675	-	-	-	-	-	-	30,000	33,675
Enterprise Products Operating LLC, 6.500%, 01/31/19	-	-	-	-	200,000	234,610	-	-	-	-	-	-	200,000	234,610
Hess Corp., 7.875%, 10/01/29	-	-	-	-	60,000	76,463	-	-	-	-	-	-	60,000	76,463
Hess Corp., 8.125%, 02/15/19	-	-	-	-	70,000	86,948	-	-	-	-	-	-	70,000	86,948
Kerr-McGee Corp., 6.950%, 07/01/24	-	-	-	-	70,000	81,316	-	-	-	-	-	-	70,000	81,316
Kerr-McGee Corp., 7.875%, 09/15/31	-	-	-	-	135,000	168,931	-	-	-	-	-	-	135,000	168,931
Key Energy Services, Inc., 6.750%, (a)	-	-	-	-	110,000	112,750	-	-	-	-	-	-	110,000	112,750
MarkWest Energy Partners, 4.500%, 07/15/23 (a)	-	-	-	-	10,000	9,375	-	-	-	-	-	-	10,000	9,375
MarkWest Energy Partners, 5.500%, 02/15/23 (a)	-	-	-	-	10,000	10,075	-	-	-	-	-	-	10,000	10,075
MarkWest Energy Partners, 6.250%, 06/15/22	-	-	-	-	12,000	12,690	-	-	-	-	-	-	12,000	12,690
MarkWest Energy Partners, 6.500%, 08/15/21 (a)	-	-	-	-	26,000	27,950	-	-	-	-	-	-	26,000	27,950
Noble Energy, Inc., 4.150%, 12/15/21	-	-	-	-	170,000	174,802	-	-	-	-	-	-	170,000	174,802
Occidental Petroleum Corp., 2.700%, 02/15/23 (a)	-	-	-	-	70,000	64,083	-	-	-	-	-	-	70,000	64,083
Occidental Petroleum Corp., 3.125%, 02/15/22 (a)	-	-	-	-	80,000	77,918	-	-	-	-	-	-	80,000	77,918
Peabody Energy Corp., 6.250%, 11/15/21	-	-	-	-	30,000	30,300	-	-	-	-	-	-	30,000	30,300
Peabody Energy Corp., 6.500%, 09/15/20 (a)	-	-	-	-	50,000	52,625	-	-	-	-	-	-	50,000	52,625
Pemex Project Funding Master Trust, 6.625%, 06/15/35	-	-	-	-	207,000	217,868	-	-	-	-	-	-	207,000	217,868
Penn Virginia Resource Partners, 8.375%, 06/01/20 (a)	-	-	-	-	72,000	79,380	-	-	-	-	-	-	72,000	79,380
Plains Exploration & Production Co., 6.125%, 06/15/19 (a)	-	-	-	-	150,000	164,054	-	-	-	-	-	-	150,000	164,054
QEP Resources, Inc., 5.250%, 05/01/23 (a)	-	-	-	-	20,000	18,750	-	-	-	-	-	-	20,000	18,750
QEP Resources, Inc., 6.875%, 03/01/21 (a)	-	-	-	-	10,000	10,725	-	-	-	-	-	-	10,000	10,725
Range Resources Corp., 5.750%, 06/01/21 (a)	-	-	-	-	30,000	31,800	-	-	-	-	-	-	30,000	31,800
Range Resources Corp., 6.750%, 08/01/20 (a)	-	-	-	-	60,000	64,950	-	-	-	-	-	-	60,000	64,950
Regency Energy Partners, 6.500%, 07/15/21	-	-	-	-	95,000	100,700	-	-	-	-	-	-	95,000	100,700
Transocean, Inc., 5.050%, 12/15/16 (a)	-	-	-	-	40,000	44,187	-	-	-	-	-	-	40,000	44,187
Transocean, Inc., 6.375%, 12/15/21 (a)	-	-	-	-	30,000	33,711	-	-	-	-	-	-	30,000	33,711
Williams Cos., Inc., 7.500%, 01/15/31	-	-	-	-	167,000	176,513	-	-	-	-	-	-	167,000	176,513
Williams Cos., Inc., 7.750%, 06/15/31	-	-	-	-	25,000	26,806	-	-	-	-	-	-	25,000	26,806
Williams Partners, 5.250%, 03/15/20 (a)	-	-	-	-	40,000	43,739	-	-	-	-	-	-	40,000	43,739
		-		-		3,585,434		-		-		-		3,585,434

Financials - 1.3%
American Express Co., 6.800%, 09/01/66 (d)	-	-	-	-	85,000	90,567	-	-	-	-	-	-	85,000	90,567
American Express Credit Corp. MTN, 5.125%, 08/25/14	-	-	-	-	180,000	185,481	-	-	-	-	-	-	180,000	185,481
American International Group, Inc., 5.850%, 01/16/18	-	-	-	-	40,000	45,882	-	-	-	-	-	-	40,000	45,882
American International Group, Inc., 6.250%, 03/15/37	-	-	-	-	100,000	100,000	-	-	-	-	-	-	100,000	100,000
Bank of America Corp. MTN, 2.600%, 01/15/19	-	-	-	-	120,000	120,530	-	-	-	-	-	-	120,000	120,530
Bank of America Corp. MTN, 3.300%, 01/11/23	-	-	-	-	230,000	217,641	-	-	-	-	-	-	230,000	217,641
Bank of America Corp. MTN, 3.875%, 03/22/17	-	-	-	-	30,000	32,019	-	-	-	-	-	-	30,000	32,019
Bank of America Corp. MTN, 5.00%, 05/13/21 (a)	-	-	-	-	40,000	43,711	-	-	-	-	-	-	40,000	43,711
Bank of America Corp. MTN, 5.650%, 05/01/18	-	-	-	-	120,000	136,592	-	-	-	-	-	-	120,000	136,592
Bank of America Corp. MTN, 5.750%, 12/01/17	-	-	-	-	10,000	11,381	-	-	-	-	-	-	10,000	11,381
Bank of America Corp. MTN, 7.625%, 06/01/19 (a)	-	-	-	-	210,000	260,469	-	-	-	-	-	-	210,000	260,469
Berkshire Hathaway, Inc., 3.200%, 02/11/15	-	-	-	-	60,000	61,842	-	-	-	-	-	-	60,000	61,842
BNP Paribas SA MTN, 2.375%, 09/14/17 (a)	-	-	-	-	60,000	61,258	-	-	-	-	-	-	60,000	61,258
Boeing Capital Corp., 4.700%, 10/27/19 (a)	-	-	-	-	70,000	78,544	-	-	-	-	-	-	70,000	78,544
CIT Group, Inc., 5.000%, 08/01/23	-	-	-	-	70,000	67,375	-	-	-	-	-	-	70,000	67,375
Citigroup, Inc., 5.000%, 09/15/14	-	-	-	-	5,000	5,142	-	-	-	-	-	-	5,000	5,142
Citigroup, Inc., 5.350%, 05/29/49 (a)(d)	-	-	-	-	50,000	44,000	-	-	-	-	-	-	50,000	44,000
Citigroup, Inc., 5.500%, 10/15/14	-	-	-	-	5,000	5,186	-	-	-	-	-	-	5,000	5,186
Citigroup, Inc., 5.500%, 09/13/25	-	-	-	-	80,000	84,259	-	-	-	-	-	-	80,000	84,259
Citigroup, Inc., 5.900%, 12/29/49 (d)	-	-	-	-	30,000	27,825	-	-	-	-	-	-	30,000	27,825
Citigroup, Inc., 5.950%, 12/29/49 (a)(d)	-	-	-	-	40,000	37,014	-	-	-	-	-	-	40,000	37,014
Citigroup, Inc., 6.010%, 01/15/15	-	-	-	-	68,000	71,607	-	-	-	-	-	-	68,000	71,607
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA, 3.375%, 01/19/17	-	-	-	-	80,000	84,231	-	-	-	-	-	-	80,000	84,231
Countrywide Financial Corp., 6.250%, 05/15/16 (a)	-	-	-	-	50,000	55,175	-	-	-	-	-	-	50,000	55,175
Ford Motor Credit Co. LLC, 8.125%, 01/15/20	-	-	-	-	180,000	225,081	-	-	-	-	-	-	180,000	225,081
General Electric Capital Corp., 1.625%, 07/02/15	-	-	-	-	40,000	40,650	-	-	-	-	-	-	40,000	40,650
General Electric Capital Corp., 5.625%, 05/01/18 (a)	-	-	-	-	210,000	241,157	-	-	-	-	-	-	210,000	241,157
General Electric Capital Corp., 6.375%, 11/15/67 (a)(d)	-	-	-	-	320,000	347,200	-	-	-	-	-	-	320,000	347,200
General Electric Capital Corp., 6.875%, 01/10/39 (a)	-	-	-	-	310,000	398,535	-	-	-	-	-	-	310,000	398,535
Goldman Sachs Capital II, 4.000%, 06/01/43 (d)	-	-	-	-	20,000	14,060	-	-	-	-	-	-	20,000	14,060
Goldman Sachs Group, Inc., 2.375%, 01/22/18 (a)	-	-	-	-	20,000	20,076	-	-	-	-	-	-	20,000	20,076
Goldman Sachs Group, Inc., 5.375%, 03/15/20	-	-	-	-	150,000	166,819	-	-	-	-	-	-	150,000	166,819
Goldman Sachs Group, Inc., 5.750%, 01/24/22	-	-	-	-	180,000	202,624	-	-	-	-	-	-	180,000	202,624
Goldman Sachs Group, Inc., 6.000%, 05/01/14	-	-	-	-	20,000	20,357	-	-	-	-	-	-	20,000	20,357
Goldman Sachs Group, Inc., 6.000%, 06/15/20	-	-	-	-	10,000	11,466	-	-	-	-	-	-	10,000	11,466
Goldman Sachs Group, Inc., 6.250%, 02/01/41	-	-	-	-	220,000	253,528	-	-	-	-	-	-	220,000	253,528
Goldman Sachs Group, Inc., 6.750%, 10/01/37	-	-	-	-	10,000	11,126	-	-	-	-	-	-	10,000	11,126
ING US, Inc., 2.900%, 02/15/18	-	-	-	-	20,000	20,456	-	-	-	-	-	-	20,000	20,456
John Deere Capital Corp., 1.700%, 01/15/20 (a)	-	-	-	-	20,000	18,834	-	-	-	-	-	-	20,000	18,834
John Deere Capital Corp., 2.250%, 04/17/19 (a)	-	-	-	-	40,000	39,915	-	-	-	-	-	-	40,000	39,915
JPMorgan Chase & Co., 1.100%, 10/15/15	-	-	-	-	190,000	190,725	-	-	-	-	-	-	190,000	190,725
JPMorgan Chase & Co., 3.375%, 05/01/23 (a)	-	-	-	-	130,000	121,160	-	-	-	-	-	-	130,000	121,160
JPMorgan Chase & Co., 4.400%, 07/22/20	-	-	-	-	90,000	96,746	-	-	-	-	-	-	90,000	96,746
JPMorgan Chase & Co., 5.125%, 09/15/14 (a)	-	-	-	-	545,000	561,499	-	-	-	-	-	-	545,000	561,499
JPMorgan Chase & Co., 5.150%, 10/01/15	-	-	-	-	200,000	213,760	-	-	-	-	-	-	200,000	213,760
MetLife, Inc., 4.750%, 02/08/21 (a)	-	-	-	-	80,000	86,465	-	-	-	-	-	-	80,000	86,465
MetLife, Inc., 5.875%, 02/06/41	-	-	-	-	160,000	178,728	-	-	-	-	-	-	160,000	178,728
MetLife, Inc., 6.400%, 12/15/36 (a)	-	-	-	-	10,000	10,275	-	-	-	-	-	-	10,000	10,275
Morgan Stanley, 0.696%, 10/18/16 (d)	-	-	-	-	40,000	39,671	-	-	-	-	-	-	40,000	39,671
Morgan Stanley, 4.750%, 03/22/17	-	-	-	-	20,000	21,826	-	-	-	-	-	-	20,000	21,826
Morgan Stanley, 6.625%, 04/01/18	-	-	-	-	100,000	117,009	-	-	-	-	-	-	100,000	117,009
Nationstar Mortgage LLC, 6.500%, 07/01/21	-	-	-	-	20,000	19,050	-	-	-	-	-	-	20,000	19,050
Royal Bank of Scotland Group PLC, 2.550%, 09/18/15	-	-	-	-	30,000	30,683	-	-	-	-	-	-	30,000	30,683
Royal Bank of Scotland Group PLC, 4.700%, 07/03/18	-	-	-	-	10,000	10,160	-	-	-	-	-	-	10,000	10,160
Royal Bank of Scotland Group PLC, 6.100%, 06/10/23 (a)	-	-	-	-	60,000	60,486	-	-	-	-	-	-	60,000	60,486
SLM Corp. MTN, 3.875%, 09/10/15	-	-	-	-	130,000	134,387	-	-	-	-	-	-	130,000	134,387
SLM Corp. MTN, 5.000%, 04/15/15 (a)	-	-	-	-	10,000	10,462	-	-	-	-	-	-	10,000	10,462
SunTrust Preferred Capital I, 4.000%, 12/31/49 (d)	-	-	-	-	11,000	8,209	-	-	-	-	-	-	11,000	8,209
Toyota Motor Credit Corp., 1.250%, 10/05/17 (a)	-	-	-	-	130,000	127,618	-	-	-	-	-	-	130,000	127,618
Wachovia Capital Trust III, 5.570%, 12/31/49 (d)	-	-	-	-	350,000	320,250	-	-	-	-	-	-	350,000	320,250
Wells Fargo & Co., 1.500%, 01/16/18 (a)	-	-	-	-	50,000	49,677	-	-	-	-	-	-	50,000	49,677
Wells Fargo & Co., 2.100%, 05/08/17 (a)	-	-	-	-	40,000	40,746	-	-	-	-	-	-	40,000	40,746
Wells Fargo & Co., 3.450%, 02/13/23 (a)	-	-	-	-	60,000	56,726	-	-	-	-	-	-	60,000	56,726
Wells Fargo & Co., 3.676%, 06/15/16 (e)	-	-	-	-	50,000	53,237	-	-	-	-	-	-	50,000	53,237
Wells Fargo & Co., 4.480%, 01/16/24 (d)	-	-	-	-	673,000	669,932	-	-	-	-	-	-	673,000	669,932
Wells Fargo & Co., 5.375%, 12/15/36 (a)	-	-	-	-	50,000	51,200	-	-	-	-	-	-	50,000	51,200
Wells Fargo Capital X, 5.950%, 12/15/36	-	-	-	-	70,000	68,705	-	-	-	-	-	-	70,000	68,705
		-		-		7,309,007		-		-		-		7,309,007

Health Care - 0.3%
AbbVie, Inc., 1.750%, 11/06/17	-	-	-	-	140,000	139,760	-	-	-	-	-	-	140,000	139,760
AbbVie, Inc., 2.900%, 11/06/22	-	-	-	-	90,000	84,119	-	-	-	-	-	-	90,000	84,119
Anheuser-Busch InBev Worldwide, Inc., 2.500%, 07/15/22	-	-	-	-	120,000	110,996	-	-	-	-	-	-	120,000	110,996
Catholic Health Initiatives, 4.350%, 11/01/42	-	-	-	-	10,000	8,675	-	-	-	-	-	-	10,000	8,675
Express Scripts Holding Co., 3.500%, 11/15/16	-	-	-	-	280,000	296,021	-	-	-	-	-	-	280,000	296,021
Fresenius Medical Care US Finance, Inc., 6.875%, 07/15/17 (a)	-	-	-	-	145,000	164,575	-	-	-	-	-	-	145,000	164,575
GlaxoSmithKline Capital PLC, 2.850%, 05/08/22	-	-	-	-	90,000	84,883	-	-	-	-	-	-	90,000	84,883
Hawk Acquisition Sub, Inc., 4.250%, 10/15/20 (a)(d)	-	-	-	-	50,000	48,375	-	-	-	-	-	-	50,000	48,375
HCA, Inc., 5.875%, 03/15/22	-	-	-	-	50,000	51,625	-	-	-	-	-	-	50,000	51,625
HCA, Inc., 7.500%, 11/15/95	-	-	-	-	20,000	17,300	-	-	-	-	-	-	20,000	17,300
HCA, Inc., 7.690%, 06/15/25	-	-	-	-	30,000	31,350	-	-	-	-	-	-	30,000	31,350
Humana, Inc., 3.150%, 12/01/22	-	-	-	-	20,000	18,514	-	-	-	-	-	-	20,000	18,514
Humana, Inc., 7.200%, 06/15/18	-	-	-	-	100,000	118,305	-	-	-	-	-	-	100,000	118,305
Mallinckrodt International Finance SA, 3.500%, 04/15/18 (d)	-	-	-	-	10,000	9,810	-	-	-	-	-	-	10,000	9,810
Mallinckrodt International Finance SA, 4.750%, 04/15/23 (d)	-	-	-	-	40,000	36,918	-	-	-	-	-	-	40,000	36,918
Medtronic, Inc., 3.125%, 03/15/22 (a)	-	-	-	-	10,000	9,716	-	-	-	-	-	-	10,000	9,716
Medtronic, Inc., 4.450%, 03/15/20	-	-	-	-	60,000	65,755	-	-	-	-	-	-	60,000	65,755
Tenet Healthcare Corp., 9.250%, 02/01/15	-	-	-	-	71,000	76,503	-	-	-	-	-	-	71,000	76,503
Thermo Fisher Scientific, Inc., 3.600%, 08/15/21 (a)	-	-	-	-	40,000	39,642	-	-	-	-	-	-	40,000	39,642
UnitedHealth Group, Inc., 3.375%, 11/15/21 (a)	-	-	-	-	40,000	39,506	-	-	-	-	-	-	40,000	39,506
UnitedHealth Group, Inc., 3.875%, 10/15/20	-	-	-	-	30,000	31,625	-	-	-	-	-	-	30,000	31,625
UnitedHealth Group, Inc., 5.700%, 10/15/40	-	-	-	-	60,000	65,735	-	-	-	-	-	-	60,000	65,735
UnitedHealth Group, Inc., 6.000%, 02/15/18	-	-	-	-	10,000	11,553	-	-	-	-	-	-	10,000	11,553
WellPoint, Inc., 1.250%, 09/10/15 (a)	-	-	-	-	30,000	30,209	-	-	-	-	-	-	30,000	30,209
WellPoint, Inc., 3.125%, 05/15/22	-	-	-	-	30,000	28,136	-	-	-	-	-	-	30,000	28,136
WellPoint, Inc., 3.700%, 08/15/21 (a)	-	-	-	-	150,000	149,446	-	-	-	-	-	-	150,000	149,446
WellPoint, Inc., 5.875%, 06/15/17	-	-	-	-	20,000	22,558	-	-	-	-	-	-	20,000	22,558
Wyeth, 5.950%, 04/01/37	-	-	-	-	110,000	127,512	-	-	-	-	-	-	110,000	127,512
Zoetis, Inc., 3.250%, 02/01/23% (a)	-	-	-	-	20,000	18,713	-	-	-	-	-	-	20,000	18,713
		-		-		1,937,835		-		-		-		1,937,835

Industrials - 0.1%
Boeing Co., 6.000%, 03/15/19					60,000	70,671					-	-	60,000	70,671
Continental Airlines 1998-1 Class A Pass-Through Trust, 6.648%, 09/15/17	-	-	-	-	47,390	49,816	-	-	-	-	-	-	47,390	49,816
Delta Air Lines, Inc., 6.821%, 08/10/22	-	-	-	-	228,735	257,899	-	-	-	-	-	-	228,735	257,899
Eaton Corp., 1.500%, 11/02/17	-	-	-	-	50,000	49,016	-	-	-	-	-	-	50,000	49,016
Eaton Corp., 2.750%, 11/02/22	-	-	-	-	170,000	159,663	-	-	-	-	-	-	170,000	159,663
Eaton Corp., 4.150%, 11/02/42	-	-	-	-	50,000	44,927	-	-	-	-	-	-	50,000	44,927
General Electric Co., 0.850%, 10/09/15	-	-	-	-	50,000	50,234	-	-	-	-	-	-	50,000	50,234
United Airlines, Inc., 9.750%, 01/15/17	-	-	-	-	26,355	30,308	-	-	-	-	-	-	26,355	30,308
United Technologies Corp., 4.500%, 06/01/42	-	-	-	-	60,000	58,265	-	-	-	-	-	-	60,000	58,265
Waste Management, Inc., 4.600%, 03/01/21 (a)	-	-	-	-	20,000	21,309	-	-	-	-	-	-	20,000	21,309
Waste Management, Inc., 7.375%, 05/15/29	-	-	-	-	20,000	24,336	-	-	-	-	-	-	20,000	24,336
		-		-		816,444		-		-		-		816,444

Information Technology - 0.0%
Oracle Corp., 1.200%, 10/15/17	-	-	-	-	120,000	118,087	-	-	-	-	-	-	120,000	118,087

Materials - 0.2%
ArcelorMittal, 5.000%, 02/25/17 (a)	-	-	-	-	30,000	32,175	-	-	-	-	-	-	30,000	32,175
Ball Corp., 4.000%, 11/15/23	-	-	-	-	20,000	17,900	-	-	-	-	-	-	20,000	17,900
Ball Corp., 5.000%, 03/15/22	-	-	-	-	160,000	158,400	-	-	-	-	-	-	160,000	158,400
Barrick Corp., 3.850%, 04/01/22	-	-	-	-	30,000	27,019	-	-	-	-	-	-	30,000	27,019
Barrick Corp., 4.100%, 05/01/23 (a)	-	-	-	-	120,000	108,467	-	-	-	-	-	-	120,000	108,467
Barrick North America Finance LLC, 4.400%, 05/30/21 (a)	-	-	-	-	170,000	163,684	-	-	-	-	-	-	170,000	163,684
Celulosa Arauco y Constitucion SA, 4.750%, 01/11/22	-	-	-	-	60,000	58,455	-	-	-	-	-	-	60,000	58,455
Cliffs Natural Resources, Inc., 3.950%, 01/15/18 (a)	-	-	-	-	120,000	121,174	-	-	-	-	-	-	120,000	121,174
Cliffs Natural Resources, Inc., 4.800%, 10/01/20 (a)	-	-	-	-	30,000	29,817	-	-	-	-	-	-	30,000	29,817
Cliffs Natural Resources, Inc., 4.875%, 04/01/21 (a)	-	-	-	-	10,000	9,725	-	-	-	-	-	-	10,000	9,725
Eagle Spinco, Inc., 4.625%, 02/15/21 (d)	-	-	-	-	50,000	49,000	-	-	-	-	-	-	50,000	49,000
Ecolab, Inc., 4.350%, 12/08/21	-	-	-	-	30,000	31,108	-	-	-	-	-	-	30,000	31,108
Freeport-McMoRan Copper & Gold, Inc., 2.375%, 03/15/18	-	-	-	-	20,000	19,951	-	-	-	-	-	-	20,000	19,951
Freeport-McMoRan Copper & Gold, Inc., 3.100%, 03/15/20	-	-	-	-	60,000	58,292	-	-	-	-	-	-	60,000	58,292
Plains Exploration & Production Co., 6.500%, 11/15/20	-	-	-	-	10,000	11,044	-	-	-	-	-	-	10,000	11,044
Plains Exploration & Production Co., 6.875%, 02/15/23	-	-	-	-	10,000	11,150	-	-	-	-	-	-	10,000	11,150
PPG Industries, Inc., 6.650%, 03/15/18	-	-	-	-	30,000	34,692	-	-	-	-	-	-	30,000	34,692
Rio Tinto Finance USA, Ltd., 2.250%, 12/14/18	-	-	-	-	10,000	9,951	-	-	-	-	-	-	10,000	9,951
Rock Tenn Co., 3.500%, 03/01/20	-	-	-	-	40,000	39,343	-	-	-	-	-	-	40,000	39,343
Rock Tenn Co., 4.000%, 03/01/23	-	-	-	-	20,000	19,102	-	-	-	-	-	-	20,000	19,102
Southern Copper Corp., 5.250%, 11/08/42	-	-	-	-	180,000	145,976	-	-	-	-	-	-	180,000	145,976
Steel Dynamics, Inc., 7.625%, 03/15/20	-	-	-	-	10,000	10,850	-	-	-	-	-	-	10,000	10,850
Vale Overseas, Ltd., 4.375%, 01/11/22 (a)	-	-	-	-	216,000	209,864	-	-	-	-	-	-	216,000	209,864
		-		-		1,377,139		-		-		-		1,377,139

Telecommunications Services - 0.3%					50,000	51,335							50,000	51,335
AT&T, Inc., 2.500%, 08/15/15	-	-	-	-	30,000	30,393	-	-	-	-	-	-	30,000	30,393
AT&T, Inc., 3.875%, 08/15/21	-	-	-	-	112,000	94,818	-	-	-	-	-	-	112,000	94,818
AT&T, Inc., 4.350%, 06/15/45	-	-	-	-	20,000	22,513	-	-	-	-	-	-	20,000	22,513
AT&T, Inc., 5.500%, 02/01/18	-	-	-	-	20,000	19,200	-	-	-	-	-	-	20,000	19,200
Qwest Corp., 6.875%, 09/15/33 (a)	-	-	-	-	20,000	18,850	-	-	-	-	-	-	20,000	18,850
Sprint Capital Corp., 6.875%, 11/15/28	-	-	-	-	160,000	172,000	-	-	-	-	-	-	160,000	172,000
Sprint Corp., 7.875%, 09/15/23 (d)	-	-	-	-	30,000	29,475	-	-	-	-	-	-	30,000	29,475
tw telecom holdings inc, 5.375%, 10/01/22 (a)	-	-	-	-	40,000	35,410	-	-	-	-	-	-	40,000	35,410
Verizon Communications, Inc., 2.450%, 11/01/22	-	-	-	-	130,000	139,173	-	-	-	-	-	-	130,000	139,173
Verizon Communications, Inc., 4.500%, 09/15/20	-	-	-	-	380,000	408,003	-	-	-	-	-	-	380,000	408,003
Verizon Communications, Inc., 5.150%, 09/15/23	-	-	-	-	90,000	101,678	-	-	-	-	-	-	90,000	101,678
Verizon Communications, Inc., 5.500%, 02/15/18	-	-	-	-	40,000	47,016	-	-	-	-	-	-	40,000	47,016
Verizon Communications, Inc., 6.350%, 04/01/19	-	-	-	-	220,000	253,027	-	-	-	-	-	-	220,000	253,027
Verizon Communications, Inc., 6.400%, 09/15/33	-	-	-	-	30,000	35,099	-	-	-	-	-	-	30,000	35,099
Verizon Communications, Inc., 6.550%, 09/15/43	-	-	-	-		1,457,990	-	-	-	-	-	-		1,457,990

Utilities - 0.3%
AES Corp. (The), 8.000%, 06/01/20	-	-	-	-	180,000	210,600	-	-	-	-	-	-	180,000	210,600
Energy Future Intermediate Holding Co. LLC, 10.000%, 12/01/20 (a)	-	-	-	-	122,000	129,625	-	-	-	-	-	-	122,000	129,625
Exelon Corp., 5.625%, 06/15/35 (a)	-	-	-	-	160,000	158,620	-	-	-	-	-	-	160,000	158,620
FirstEnergy Corp., 2.750%, 03/15/18	-	-	-	-	30,000	29,477	-	-	-	-	-	-	30,000	29,477
FirstEnergy Corp., 4.250%, 03/15/23	-	-	-	-	120,000	111,858	-	-	-	-	-	-	120,000	111,858
FirstEnergy Corp., 7.375%, 11/15/31	-	-	-	-	280,000	304,244	-	-	-	-	-	-	280,000	304,244
Hydro-Quebec, 1.375%, 06/19/17 (a)	-	-	-	-	440,000	441,492	-	-	-	-	-	-	440,000	441,492
MidAmerican Energy Holdings Co., 6.500%, 09/15/37	-	-	-	-	20,000	23,231	-	-	-	-	-	-	20,000	23,231
Pacific Gas & Electric Co., 6.050%, 03/01/34	-	-	-	-	60,000	68,730	-	-	-	-	-	-	60,000	68,730
Pacific Gas & Electric Co., 8.250%, 10/15/18 (a)	-	-	-	-	40,000	50,027	-	-	-	-	-	-	40,000	50,027
Southern Natural Gas Co. LLC, 5.900%, 04/01/17 (a)(d)	-	-	-	-	30,000	33,620	-	-	-	-	-	-	30,000	33,620
Southern Natural Gas Co. LLC, 8.000%, 03/01/32	-	-	-	-	75,000	95,900	-	-	-	-	-	-	75,000	95,900
		-		-		1,657,424		-		-		-		1,657,424
Total Corporate Bonds		-		-		21,335,800		-		-		-		21,335,800

FOREIGN BONDS (f) - 0.9%	-	-	-	-			-	-	-	-
Australia - 0.1%	-	-	-	-			-	-	-	-
BHP Billiton Finance USA, Ltd., 6.500%, 04/01/19	-	-	-	-	190,000	227,790	-	-	-	-	-	-	190,000	227,790
BHP Billiton Finance USA, Ltd., 5.000%, 09/30/43	-	-	-	-	60,000	61,004	-	-	-	-	-	-	60,000	61,004
BHP Billiton Finance USA, Ltd., 3.250%, 11/21/21 (a)	-	-	-	-	20,000	19,881	-	-	-	-	-	-	20,000	19,881
Rio Tinto Finance USA, Ltd., 9.000%, 05/01/19	-	-	-	-	180,000	235,012	-	-	-	-	-	-	180,000	235,012
Rio Tinto Finance USA, Ltd., 6.500%, 07/15/18 (a)	-	-	-	-	20,000	23,610	-	-	-	-	-	-	20,000	23,610
Rio Tinto Finance USA, Ltd., 3.750%, 09/20/21 (a)	-	-	-	-	20,000	20,192	-	-	-	-	-	-	20,000	20,192
		-		-		587,489		-		-		-		587,489
Belgium - 0.0%
Anheuser-Busch InBev Worldwide, Inc., 5.375%, 01/15/20	-	-	-	-	100,000	114,766	-	-	-	-	-	-	100,000	114,766

Brazil - 0.1%
Petrobras International Finance Co., 6.125%, 10/06/16 (a)	-	-	-	-	90,000	97,476	-	-	-	-	-	-	90,000	97,476
Petrobras International Finance Co., 5.750%, 01/20/20 (a)	-	-	-	-	10,000	10,289	-	-	-	-	-	-	10,000	10,289
Petrobras International Finance Co., 5.375%, 01/27/21	-	-	-	-	320,000	317,564	-	-	-	-	-	-	320,000	317,564
Petrobras International Finance Co., 3.875%, 01/27/16	-	-	-	-	50,000	51,473	-	-	-	-	-	-	50,000	51,473
Vale Overseas, Ltd., 6.875%, 11/21/36	-	-	-	-	185,000	191,059	-	-	-	-	-	-	185,000	191,059
		-		-		667,861		-		-		-		667,861
Canada - 0.3%
Province of British Columbia, 2.000%, 10/23/22 (a)	-	-	-	-	200,000	179,520	-	-	-	-	-	-	200,000	179,520
Province of New Brunswick Canada, 2.750%, 06/15/18 (a)	-	-	-	-	250,000	258,588	-	-	-	-	-	-	250,000	258,588
Province of Ontario Canada, 4.400%, 04/14/20	-	-	-	-	270,000	296,244	-	-	-	-	-	-	270,000	296,244
Province of Ontario Canada, 1.200%, 02/14/18	-	-	-	-	320,000	313,824	-	-	-	-	-	-	320,000	313,824
Province of Ontario Canada, 1.100%, 10/25/17	-	-	-	-	380,000	375,706	-	-	-	-	-	-	380,000	375,706
Province of Quebec Canada, 2.625%, 02/13/23	-	-	-	-	240,000	220,451	-	-	-	-	-	-	240,000	220,451
Rogers Communications, Inc., 6.750%, 03/15/15	-	-	-	-	10,000	10,712	-	-	-	-	-	-	10,000	10,712
Rogers Communications, Inc., 6.375%, 03/01/14	-	-	-	-	10,000	10,096	-	-	-	-	-	-	10,000	10,096
		-		-		1,665,141		-		-		-		1,665,141
France - 0.0%
Cie Generale de Geophysique-Veritas, 7.750%, 05/15/17	-	-	-	-	100,000	103,000	-	-	-	-	-	-	100,000	103,000

Hungary - 0.0%
Hungary Government International Bond, 5.750%, 11/22/23	-	-	-	-	104,000	104,520	-	-	-	-	-	-	104,000	104,520

Mexico - 0.1%
America Movil SAB de CV, 5.625%, 11/15/17	-	-	-	-	80,000	90,113	-	-	-	-	-	-	80,000	90,113
America Movil SAB de CV, 5.000%, 03/30/20	-	-	-	-	100,000	108,307	-	-	-	-	-	-	100,000	108,307
Petroleos Mexicanos, 3.500%, 01/30/23 (a)	-	-	-	-	196,000	179,585	-	-	-	-	-	-	196,000	179,585
		-		-		378,005		-		-		-		378,005
Netherlands - 0.0%
Shell International Finance BV, 4.375%, 03/25/20	-	-	-	-	180,000	197,324	-	-	-	-	-	-	180,000	197,324

Russia - 0.0%
Russian Foreign Bond - Eurobond, 7.500%, 03/31/30	-	-	-	-	98,670	114,970	-	-	-	-	-	-	98,670	114,970

South Africa - 0.1%
South Africa Government Bond International Bond, 5.875%, 09/16/25	-	-	-	-	200,000	208,000	-	-	-	-	-	-	200,000	208,000

Spain - 0.1%
BBVA US Senior SAU, 3.250%, 05/16/14	-	-	-	-	200,000	201,606	-	-	-	-	-	-	200,000	201,606
Telefonica Emisiones SAU, 5.877%, 07/15/19	-	-	-	-	60,000	66,906	-	-	-	-	-	-	60,000	66,906
		-		-		268,512		-		-		-		268,512
Switzerland - 0.0%
UBS AG MTN, 2.250%, 01/28/14	-	-	-	-	250,000	250,322	-	-	-	-	-	-	250,000	250,322

United Kingdom - 0.1%
BP Capital Markets PLC, 3.875%, 03/10/15 (a)	-	-	-	-	90,000	93,627	-	-	-	-	-	-	90,000	93,627
Diageo Capital PLC, 4.828%, 07/15/20 (a)	-	-	-	-	310,000	343,279	-	-	-	-	-	-	310,000	343,279
Royal Bank of Scotland Group PLC, 7.648%, 08/31/49 (d)	-	-	-	-	10,000	10,450	-	-	-	-	-	-	10,000	10,450
Royal Bank of Scotland Group PLC, 5.000%, 10/01/14	-	-	-	-	20,000	20,439	-	-	-	-	-	-	20,000	20,439
		-		-		467,795		-		-		-		467,795
Total Foreign Bonds		-		-		5,127,705		-		-		-		5,127,705

MUNICIPAL BONDS - 0.1%
Arizona State University, Ser A, RB, 5.000%, 07/01/43	-	-	-	-	10,000	10,278	-	-	-	-	-	-	10,000	10,278
City of New York New York, Ser J, GO, 5.000%, 08/01/25	-	-	-	-	10,000	11,177	-	-	-	-	-	-	10,000	11,177
City of Richmond Virginia, Ser A, GO, 5.000%, 03/01/27	-	-	-	-	10,000	11,258	-	-	-	-	-	-	10,000	11,258
City of Richmond Virginia, Ser A, GO, 5.000%, 03/01/28	-	-	-	-	10,000	11,158	-	-	-	-	-	-	10,000	11,158
City of Richmond Virginia, Ser A, GO, 5.000%, 03/01/29	-	-	-	-	10,000	11,067	-	-	-	-	-	-	10,000	11,067
City of San Antonio Texas Public Service Board, RB, 5.000%, 02/01/43	-	-	-	-	30,000	30,524	-	-	-	-	-	-	30,000	30,524
New Jersey Economic Development Authority, RB, 5.000%,	-	-	-	-	10,000	10,280	-	-	-	-	-	-	10,000	10,280
New Jersey State Turnpike Authority, Ser A, RB, 5.000%, 01/01/43	-	-	-	-	20,000	20,304	-	-	-	-	-	-	20,000	20,304
New Jersey Transportation Trust Fund Authority, Ser A, RB, 5.000%, 06/15/42	-	-	-	-	30,000	30,208	-	-	-	-	-	-	30,000	30,208
New Jersey Transportation Trust Fund Authority, Ser AA, RB, 5.000%, 06/15/38	-	-	-	-	20,000	20,261	-	-	-	-	-	-	20,000	20,261
New York City Transitional Finance Authority, Sub-Ser, RB, 5.000%, RB, 11/01/42	-	-	-	-	20,000	20,722	-	-	-	-	-	-	20,000	20,722
New York City Water & Sewer System, Ser BB, RB, 5.000%, 06/15/47	-	-	-	-	10,000	10,188	-	-	-	-	-	-	10,000	10,188
New York City Water & Sewer System, Ser EE, RB, 5.000%, 06/15/47	-	-	-	-	10,000	10,196	-	-	-	-	-	-	10,000	10,196
New York City Liberty Development Corp., RB, 5.000%, 12/15/41	-	-	-	-	20,000	20,288	-	-	-	-	-	-	20,000	20,288
New York State Dormitory Authority, Ser A, RB, 5.000%, 12/15/26	-	-	-	-	10,000	11,094	-	-	-	-	-	-	10,000	11,094
New York State Dormitory Authority, Ser A, RB, 5.000%, 12/15/27	-	-	-	-	30,000	32,969	-	-	-	-	-	-	30,000	32,969
New York State Urban Development Corp., Ser C, RB, 5.000%, 03/15/27	-	-	-	-	50,000	55,064	-	-	-	-	-	-	50,000	55,064
Northeast Ohio Regional Sewer District, RB, 5.000%, 11/15/43	-	-	-	-	20,000	20,679	-	-	-	-	-	-	20,000	20,679
Northstar Education Finance, Inc., RB, 1.668%, 01/29/46 (c)	-	-	-	-	150,000	137,545	-	-	-	-	-	-	150,000	137,545
Ohio State Turnpike Commission, RB, 5.000%, 02/15/48	-	-	-	-	50,000	49,193	-	-	-	-	-	-	50,000	49,193
Ohio State Turnpike Commission, Ser A, RB, 5.000%, 02/15/48	-	-	-	-	20,000	20,218	-	-	-	-	-	-	20,000	20,218
Pennsylvania Turnpike Commission, Ser C, RB, 5.000%, 12/01/43	-	-	-	-	20,000	19,938	-	-	-	-	-	-	20,000	19,938
Private Colleges & Universities Authority, Ser A, RB, 5.000, 10/01/43	-	-	-	-	20,000	20,876	-	-	-	-	-	-	20,000	20,876
State of California, GO, 5.000%, 09/01/25	-	-	-	-	30,000	33,323	-	-	-	-	-	-	30,000	33,323
State of California, GO, 5.000%, 04/01/42	-	-	-	-	30,000	30,321	-	-	-	-	-	-	30,000	30,321
State of California, GO, 5.000%, 11/01/43	-	-	-	-	25,000	25,289	-	-	-	-	-	-	25,000	25,289
State of California, Ser B, GO, 5.000%, 09/01/23	-	-	-	-	40,000	45,906	-	-	-	-	-	-	40,000	45,906
State of Connecticut, Ser C, GO, 5.000%, 07/18/24	-	-	-	-	10,000	11,398	-	-	-	-	-	-	10,000	11,398
Utah Transit Authority, RB, 5.000%, 06/15/42	-	-	-	-	40,000	40,026	-	-	-	-	-	-	40,000	40,026
		-		-		781,748		-		-		-		781,748

PREFERRED STOCK - 0.1%
GMAC Capital Trust I, 8.125% (c)	-	-	-	-	15,499	414,443	-	-	-	-	-	-	15,499	414,443

U.S. GOVERNMENT & AGENCY OBLIGATIONS - 1.1%	-	-	-	-			-	-	-	-
FHLB, 5.500%, 07/15/36	-	-	-	-	170,000	196,662	-	-	-	-	-	-	170,000	196,662
FHLMC, 0.093%, 04/28/14 (g)	-	-	-	-	1,000,000	999,807	-	-	-	-	-	-	1,000,000	999,807
FHLMC, 0.120%, 05/27/14 (g)	-	-	-	-	700,000	699,803	-	-	-	-	-	-	700,000	699,803
FNMA, 0.120%, 06/04/14 (g)	-	-	-	-	1,300,000	1,299,558	-	-	-	-	-	-	1,300,000	1,299,558
FNMA, 0.130%, 06/11/14 (g)	-	-	-	-	1,400,000	1,399,510	-	-	-	-	-	-	1,400,000	1,399,510
FNMA, 4.687%, 10/09/19 (g)	-	-	-	-	670,000	569,694	-	-	-	-	-	-	670,000	569,694
FNMA, 6.250%, 05/15/29	-	-	-	-	180,000	225,655	-	-	-	-	-	-	180,000	225,655
FNMA, 6.625%, 11/15/30	-	-	-	-	540,000	702,421	-	-	-	-	-	-	540,000	702,421
Tennessee Valley Authority, 5.250%, 09/15/39	-	-	-	-	100,000	106,732	-	-	-	-	-	-	100,000	106,732
		-		-		6,199,842		-		-		-		6,199,842

U.S. TREASURY OBLIGATIONS - 1.5%	-	-	-	-			-	-	-	-	-	-
U.S. Treasury Bond, 3.750%, 11/15/43	-	-	-	-	840,000	811,912	-	-	-	-	-	-	840,000	811,912
U.S. Treasury Bond, 3.625%, 08/15/43 (a)	-	-	-	-	5,500,000	519,392	-	-	-	-	-	-	5,500,000	519,392
U.S. Treasury Bond, 2.875%, 05/15/43	-	-	-	-	2,002,000	1,622,559	-	-	-	-	-	-	2,002,000	1,622,559
U.S. Treasury Bond, 2.750%, 08/15/42 (a)	-	-	-	-	1,540,000	1,220,210	-	-	-	-	-	-	1,540,000	1,220,210
U.S. Treasury Inflation-Protected Security, 0.750%, 02/15/42 (h)	-	-	-	-	423,764	340,666	-	-	-	-	-	-	423,764	340,666
U.S. Treasury Inflation-Protected Security, 0.375%, 07/15/23 (h)	-	-	-	-	752,670	725,915	-	-	-	-	-	-	752,670	725,915
U.S. Treasury Note, 3.625%, 08/15/19	-	-	-	-	490,000	533,908	-	-	-	-	-	-	490,000	533,908
U.S. Treasury Note, 2.750%, 11/15/23 (a)	-	-	-	-	1,600,000	1,565,250	-	-	-	-	-	-	1,600,000	1,565,250
U.S. Treasury Note, 2.000%, 09/30/20	-	-	-	-	50,000	48,875	-	-	-	-	-	-	50,000	48,875
U.S. Treasury Note, 1.375%, 09/30/18	-	-	-	-	650,000	642,078	-	-	-	-	-	-	650,000	642,078
U.S. Treasury Note, 1.375%, 06/30/18	-	-	-	-	710,000	704,620	-	-	-	-	-	-	710,000	704,620
U.S. Treasury Note, 1.250%, 11/30/18 (a)	-	-	-	-	80,000	78,287	-	-	-	-	-	-	80,000	78,287
U.S. Treasury Note, 0.250%, 10/31/15	-	-	-	-	10,000	9,986	-	-	-	-	-	-	10,000	9,986
		-		-		8,823,658		-		-		-		8,823,658

ESCROW SECURITIES - 0.0%
Financials
Lehman Brothers Holdings Capital Trust VII MTN, 5.857%, 11/29/49 (h)	-	-	-	-	200,000	-	-	-	-	-	-	-	200,000	-
Lehman Brothers Holdings, Inc. MTN, 6.500%, 07/19/17 (i)	-	-	-	-	160,000	-	-	-	-	-	-	-	160,000	-
Lehman Brothers Holdings, Inc. MTN, 6.750%, 12/28/17 (i)	-	-	-	-	340,000	-	-	-	-	-	-	-	340,000	-
		-		-		-		-		-		-		-

FOREIGN COMMON STOCK - 2.5%
Argentina - 0.0%
MercadoLibre, Inc. (a)	-	-	-	-	-	-	-	-	1,200	129,348	-	-	1,200	129,348

Australia - 0.0%
Australia & New Zealand Banking Group, Ltd.	-	-	-	-	-	-	-	-	3,500	101,039	-	-	3,500	101,039
Insurance Australia Group, Ltd.	-	-	-	-	-	-	-	-	7,300	38,008	-	-	7,300	38,008
		-		-		-		-		139,047		-		139,047

Bermuda - 0.1%
Lazard, Ltd., Class A (a)	-	-	-	-	-	-	-	-	5,900	267,388	-	-	5,900	267,388

Brazil - 0.1%
Banco Bradesco SA ADR	-	-	-	-	-	-	-	-	5,730	71,797	-	-	5,730	71,797
BRF SA ADR	-	-	-	-	-	-	-	-	9,000	187,830	-	-	9,000	187,830
Cia de Saneamento Basico do Estado de Sao Paulo ADR (a)	-	-	-	-	-	-	-	-	4,500	51,030	-	-	4,500	51,030
		-		-		-		-		310,657		-		310,657

Canada - 0.2%
Alimentation Couche Tard, Inc., Class B	-	-	-	-	-	-	-	-	1,700	127,838	-	-	1,700	127,838
Canadian National Railway Co.	-	-	-	-	-	-	-	-	2,200	125,424	-	-	2,200	125,424
Canadian National Railway Co.	-	-	-	-	-	-	-	-	4,800	273,696	-	-	4,800	273,696
Canadian Pacific Railway, Ltd.	-	-	-	-	-	-	-	-	540	81,667	-	-	540	81,667
Canadian Pacific Railway, Ltd. (a)	-	-	-	-	-	-	-	-	1,800	272,376	-	-	1,800	272,376
Husky Energy, Inc.	-	-	-	-	-	-	-	-	1,700	53,933	-	-	1,700	53,933
Magna International, Inc.	-	-	-	-	-	-	-	-	600	49,197	-	-	600	49,197
Pacific Rubiales Energy Corp.	-	-	-	-	-	-	-	-	1,300	22,445	-	-	1,300	22,445
Royal Bank of Canada (a)	-	-	-	-	-	-	-	-	2,800	188,231	-	-	2,800	188,231
		-		-		-		-		1,194,807		-		1,194,807

China - 0.1%
Anhui Conch Cement Co., Ltd., Class H	-	-	-	-	-	-	-	-	12,000	44,647	-	-	12,000	44,647
Bank of China, Ltd., Class H	-	-	-	-	-	-	-	-	151,000	69,705	-	-	151,000	69,705
Bank of Communications Co., Ltd., Class H	-	-	-	-	-	-	-	-	82,000	58,028	-	-	82,000	58,028
Beijing Enterprises Holdings, Ltd.	-	-	-	-	-	-	-	-	6,000	59,599	-	-	6,000	59,599
NetEase, Inc. ADR (a)	-	-	-	-	-	-	-	-	700	55,020	-	-	700	55,020
PICC Property & Casualty Co., Ltd., Class H	-	-	-	-	-	-	-	-	31,621	47,023	-	-	31,621	47,023
Sinopharm Group Co., Ltd., Class H	-	-	-	-	-	-	-	-	11,600	33,373	-	-	11,600	33,373
Sun Art Retail Group, Ltd.	-	-	-	-	-	-	-	-	146,500	206,899	-	-	146,500	206,899
		-		-		-		-		574,294		-		574,294

Denmark - 0.0%
DSV A/S	-	-	-	-	-	-	-	-	1,100	36,116	-	-	1,100	36,116
Novozymes A, Class B	-	-	-	-	-	-	-	-	5,051	213,355	-	-	5,051	213,355
		-		-		-		-		249,471		-		249,471

Finland - 0.0%
Pohjola Bank PLC, Class A	-	-	-	-	-	-	-	-	6,100	122,310	-	-	6,100	122,310
Sampo, Class A	-	-	-	-	-	-	-	-	2,300	113,051	-	-	2,300	113,051
		-		-		-		-		235,361		-		235,361

France - 0.1%
BNP Paribas	-	-	-	-	-	-	-	-	900	70,207	-	-	900	70,207
Christian Dior SA	-	-	-	-	-	-	-	-	730	138,176	-	-	730	138,176
Cie Generale des Etablissements Michelin, Class B	-	-	-	-	-	-	-	-	500	53,200	-	-	500	53,200
LVMH Moet Hennessy Louis Vuitton SA	-	-	-	-	-	-	-	-	790	144,329	-	-	790	144,329
Sanofi-Aventis SA	-	-	-	-	-	-	-	-	1,350	144,174	-	-	1,350	144,174
Societe Generale	-	-	-	-	-	-	-	-	1,700	98,856	-	-	1,700	98,856
Sodexo	-	-	-	-	-	-	-	-	450	45,634	-	-	450	45,634
		-		-		-		-		694,576		-		694,576

Germany - 0.2%
Adidas AG	-	-	-	-	-	-	-	-	1,075	137,082	-	-	1,075	137,082
BASF SE	-	-	-	-	-	-	-	-	1,250	133,418	-	-	1,250	133,418
Bayer AG	-	-	-	-	-	-	-	-	1,325	186,045	-	-	1,325	186,045
Bayerische Motoren Werke AG	-	-	-	-	-	-	-	-	650	76,331	-	-	650	76,331
Brenntag AG	-	-	-	-	-	-	-	-	330	61,247	-	-	330	61,247
Deutsche Telekom AG	-	-	-	-	-	-	-	-	4,800	82,705	-	-	4,800	82,705
Fresenius SE & Co. KGaA	-	-	-	-	-	-	-	-	1,020	156,851	-	-	1,020	156,851
SAP AG	-	-	-	-	-	-	-	-	1,335	115,774	-	-	1,335	115,774
		-		-		-		-		949,453		-		949,453

Hong Kong - 0.2%
China Overseas Land & Investment, Ltd.	-	-	-	-	-	-	-	-	14,000	39,517	-	-	14,000	39,517
Hutchison Wampoa, Ltd.	-	-	-	-	-	-	-	-	24,000	327,018	-	-	24,000	327,018
Lenovo Group, Ltd.	-	-	-	-	-	-	-	-	120,000	146,283	-	-	120,000	146,283
SJM Holdings, Ltd.	-	-	-	-	-	-	-	-	26,000	87,398	-	-	26,000	87,398
Techtronic Industries Co.	-	-	-	-	-	-	-	-	31,000	88,298	-	-	31,000	88,298
Tencent Holdings, Ltd.	-	-	-	-	-	-	-	-	5,725	366,557	-	-	5,725	366,557
		-		-		-		-		1,055,071		-		1,055,071

India - 0.0%
Infosys, Ltd. ADR (a)	-	-	-	-	-	-	-	-	1,000	56,600	-	-	1,000	56,600

Indonesia - 0.0%
Bank Mandiri	-	-	-	-	-	-	-	-	58,500	37,862	-	-	58,500	37,862

Ireland - 0.0%
Perrigo Co. PLC (a)	-	-	-	-	-	-	-	-	1,700	260,882	-	-	1,700	260,882

Italy - 0.0%
Eni SpA	-	-	-	-	-	-	-	-	2,400	57,993	-	-	2,400	57,993

Japan - 0.3%
Astellas Pharma, Inc.	-	-	-	-	-	-	-	-	1,000	59,287	-	-	1,000	59,287
East Japan Railway Co.	-	-	-	-	-	-	-	-	300	23,897	-	-	300	23,897
FANUC Corp.	-	-	-	-	-	-	-	-	1,200	219,889	-	-	1,200	219,889
ITOCHU Corp.	-	-	-	-	-	-	-	-	10,200	126,099	-	-	10,200	126,099
Japan Tobacco, Inc.	-	-	-	-	-	-	-	-	2,200	71,585	-	-	2,200	71,585
JFE Holdings, Inc.	-	-	-	-	-	-	-	-	2,500	59,575	-	-	2,500	59,575
JGC Corp.	-	-	-	-	-	-	-	-	2,000	78,488	-	-	2,000	78,488
Miraca Holdings, Inc.	-	-	-	-	-	-	-	-	1,100	51,894	-	-	1,100	51,894
Mizuho Financial Group, Inc.	-	-	-	-	-	-	-	-	52,400	113,762	-	-	52,400	113,762
Nippon Telegraph & Telephone Corp.	-	-	-	-	-	-	-	-	1,600	86,177	-	-	1,600	86,177
Nissan Motor Co., Ltd.	-	-	-	-	-	-	-	-	8,500	71,230	-	-	8,500	71,230
Sekisui Chemical Co., Ltd.	-	-	-	-	-	-	-	-	4,000	49,086	-	-	4,000	49,086
Sekisui House, Ltd.	-	-	-	-	-	-	-	-	4,000	55,973	-	-	4,000	55,973
Seven & I Holdings Co., Ltd.	-	-	-	-	-	-	-	-	1,700	67,688	-	-	1,700	67,688
Sumitomo Corp.	-	-	-	-	-	-	-	-	4,800	60,327	-	-	4,800	60,327
Sumitomo Mitsui Financial Group, Inc.	-	-	-	-	-	-	-	-	1,600	83,206	-	-	1,600	83,206
Sundrug Co., Ltd.	-	-	-	-	-	-	-	-	1,600	71,469	-	-	1,600	71,469
Sysmex Corp.	-	-	-	-	-	-	-	-	3,500	206,728	-	-	3,500	206,728
Tokio Marine Holdings, Inc.	-	-	-	-	-	-	-	-	2,100	70,286	-	-	2,100	70,286
Toyota Motor Corp.	-	-	-	-	-	-	-	-	3,200	195,120	-	-	3,200	195,120
Unicharm Corp.	-	-	-	-	-	-	-	-	1,600	91,294	-	-	1,600	91,294
		-		-		-		-		1,913,060		-		1,913,060

Luxembourg - 0.0%
Subsea 7 SA	-	-	-	-	-	-	-	-	4,400	84,352	-	-	4,400	84,352
Tenaris SA	-	-	-	-	-	-	-	-	2,900	63,193	-	-	2,900	63,193
		-		-		-		-		147,545		-		147,545

Malaysia - 0.0%
AMMB Holdings BHD	-	-	-	-	-	-	-	-	16,400	36,292	-	-	16,400	36,292
Axiata Group BHD	-	-	-	-	-	-	-	-	26,200	55,248	-	-	26,200	55,248
		-		-		-		-		91,540		-		91,540

Mexico - 0.1%
Alfa SAB de CV, Class A	-	-	-	-	-	-	-	-	31,600	88,630	-	-	31,600	88,630
Grupo Financiero Banorte SAB de CV, Class O	-	-	-	-	-	-	-	-	12,900	90,265	-	-	12,900	90,265
Wal-Mart de Mexico SAB de CV	-	-	-	-	-	-	-	-	57,600	151,141	-	-	57,600	151,141
		-		-		-		-		330,036		-		330,036

Netherlands - 0.1%
Core Laboratories NV	-	-	-	-	-	-	-	-	1,100	210,045	-	-	1,100	210,045
SBM Offshore NV	-	-	-	-	-	-	-	-	3,220	65,606	-	-	3,220	65,606
Sensata Technologies Holding NV	-	-	-	-	-	-	-	-	5,200	201,604	-	-	5,200	201,604
		-		-		-		-		477,255		-		477,255

Norway - 0.1%
Statoil ASA	-	-	-	-	-	-	-	-	6,400	155,626	-	-	6,400	155,626
Storebrand ASA	-	-	-	-	-	-	-	-	8,400	52,656	-	-	8,400	52,656
Telenor ASA	-	-	-	-	-	-	-	-	5,000	119,468	-	-	5,000	119,468
		-		-		-		-		327,750		-		327,750

Portugal - 0.0%
Jeronimo Martins SGPS SA	-	-	-	-	-	-	-	-	6,325	123,678	-	-	6,325	123,678

Russia - 0.0%
Lukoil OAO ADR	-	-	-	-	-	-	-	-	700	44,184	-	-	700	44,184
Lukoil OAO ADR	-	-	-	-	-	-	-	-	1,450	90,708	-	-	1,450	90,708
		-		-		-		-		134,892		-		134,892

Singapore - 0.0%
Keppel Corp., Ltd.	-	-	-	-	-	-	-	-	2,100	18,654	-	-	2,100	18,654
Singapore Telecommunications, Ltd.	-	-	-	-	-	-	-	-	23,000	66,887	-	-	23,000	66,887
United Overseas Bank, Ltd.	-	-	-	-	-	-	-	-	6,600	111,454	-	-	6,600	111,454
		-		-		-		-		196,995		-		196,995

South Africa - 0.1%
Aspen Pharmacare Holdings, Ltd.	-	-	-	-	-	-	-	-	2,300	58,988	-	-	2,300	58,988
Remgro, Ltd.	-	-	-	-	-	-	-	-	5,500	109,097	-	-	5,500	109,097
Shoprite Holdings, Ltd.	-	-	-	-	-	-	-	-	8,473	132,682	-	-	8,473	132,682
		-		-		-		-		300,767		-		300,767

South Korea - 0.1%
Daelim Industrial Co., Ltd.	-	-	-	-	-	-	-	-	300	26,803	-	-	300	26,803
Hyundai Motor Co. †	-	-	-	-	-	-	-	-	725	162,739	-	-	725	162,739
Samsung Electronics Co., Ltd. GDR	-	-	-	-	-	-	-	-	220	143,955	-	-	220	143,955
SK Telecom Co., Ltd.	-	-	-	-	-	-	-	-	250	54,710	-	-	250	54,710
		-		-		-		-		388,207		-		388,207

Spain - 0.1%
Banco Santander SA	-	-	-	-	-	-	-	-	10,900	98,019	-	-	10,900	98,019
Enagas SA	-	-	-	-	-	-	-	-	1,700	44,407	-	-	1,700	44,407
Inditex SA	-	-	-	-	-	-	-	-	1,600	264,179	-	-	1,600	264,179
		-		-		-		-		406,605		-		406,605

Sweden - 0.1%
Atlas Copco AB, Class A	-	-	-	-	-	-	-	-	1,600	44,426	-	-	1,600	44,426
Svenska Cellulosa AB, Class B	-	-	-	-	-	-	-	-	7,966	245,415	-	-	7,966	245,415
Swedbank AB, Class A	-	-	-	-	-	-	-	-	3,150	88,733	-	-	3,150	88,733
		-		-		-		-		378,574		-		378,574

Switzerland - 0.1%
ABB, Ltd.	-	-	-	-	-	-	-	-	2,500	66,100	-	-	2,500	66,100
Credit Suisse Group AG	-	-	-	-	-	-	-	-	2,100	64,813	-	-	2,100	64,813
Nestle SA	-	-	-	-	-	-	-	-	3,421	250,725	-	-	3,421	250,725
Roche Holding AG	-	-	-	-	-	-	-	-	530	148,467	-	-	530	148,467
SGS SA	-	-	-	-	-	-	-	-	109	250,946	-	-	109	250,946
UBS AG	-	-	-	-	-	-	-	-	4,600	88,078	-	-	4,600	88,078
		-		-		-		-		869,129		-		869,129

Taiwan - 0.1%
Taiwan Semiconductor Manufacturing Co., Ltd. ADR (a)	-	-	-	-	-	-	-	-	23,300	406,352	-	-	23,300	406,352

Thailand - 0.0%
Bangkok Bank PLC	-	-	-	-	-	-	-	-	7,300	39,764	-	-	7,300	39,764
PTT Exploration & Production PLC	-	-	-	-	-	-	-	-	17,507	88,925	-	-	17,507	88,925
		-		-		-		-		128,689		-		128,689

Thailand - 0.0%
Haci Omer Sabanci Holding AS	-	-	-	-	-	-	-	-	7,300	29,372	-	-	7,300	29,372
KOC Holding AS	-	-	-	-	-	-	-	-	17,425	71,439	-	-	17,425	71,439
		-		-		-		-		100,811		-		100,811

United Kingdom - 0.3%
Aberdeen Asset Management PLC	-	-	-	-	-	-	-	-	6,760	56,214	-	-	6,760	56,214
ARM Holdings PLC ADR (a)	-	-	-	-	-	-	-	-	3,500	191,590	-	-	3,500	191,590
ASOS PLC	-	-	-	-	-	-	-	-	2,166	220,691	-	-	2,166	220,691
Barclays PLC	-	-	-	-	-	-	-	-	14,575	65,907	-	-	14,575	65,907
BP PLC	-	-	-	-	-	-	-	-	12,160	98,547	-	-	12,160	98,547
British American Tobacco PLC	-	-	-	-	-	-	-	-	2,100	112,716	-	-	2,100	112,716
Compass Group PLC	-	-	-	-	-	-	-	-	5,780	92,798	-	-	5,780	92,798
HSBC Holdings PLC	-	-	-	-	-	-	-	-	6,200	68,040	-	-	6,200	68,040
Next PLC	-	-	-	-	-	-	-	-	590	53,331	-	-	590	53,331
Prudential PLC	-	-	-	-	-	-	-	-	6,800	151,940	-	-	6,800	151,940
Rolls-Royce Holdings PLC	-	-	-	-	-	-	-	-	5,200	109,988	-	-	5,200	109,988
Tate & Lyle PLC	-	-	-	-	-	-	-	-	3,000	40,243	-	-	3,000	40,243
Weir Group PLC	-	-	-	-	-	-	-	-	1,820	64,439	-	-	1,820	64,439
WH Smith PLC	-	-	-	-	-	-	-	-	7,660	127,195	-	-	7,660	127,195
Whitbread PLC	-	-	-	-	-	-	-	-	1,190	74,059	-	-	1,190	74,059
William Hill PLC	-	-	-	-	-	-	-	-	11,266	75,103	-	-	11,266	75,103
		-		-		-		-		1,602,801		-		1,602,801

United States - 0.0%
Coca-Cola Enterprises, Inc.	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Philip Morris International, Inc.	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Southern Copper Corp. (a)	-	-	-	-	-	-	-	-	-	-	-	-	-	-
		-		-		-		-		-		-		-

Total Foreign Common Stock		-		-		-		-		14,537,496		-		14,537,496

PREFERRED STOCK - 0.0%
Germany
Henkel AG & Co. KGaA (a)	-	-	-	-	-	-	-	-	1,660	192,950	-	-	1,660	192,950

RIGHT - 0.0%
Anheuser-Busch InBev NV VVPR †	-	-	-	-	-	-	-	-	624	-	-	-	624	-

PRIVATE COMPANY - 0.0%
BGP Holdings PLC † (j)	-	-	-	-	-	-	-	-	3,758	-	-	-	3,758	-

SHORT-TERM INVESTMENTS (k) - 10.2%
Northern Trust Institutional Government Select Portfolio, 0.010%	2,365,843	2,365,843	132,194	132,194	9,416,203	9,416,203	201,443	201,444	506,813	506,813	1,155,158	1,155,158	13,777,654	13,777,655
Northern Trust Institutional Liquid Asset Portfolio, 0.010% (l)	15,876,420	15,876,420	-	-	7,148,953	7,148,953	7,402,558	7,402,558	2,803,260	2,803,260	12,833,116	12,833,116	46,064,307	46,064,307
		18,242,263		132,194		16,565,156		7,604,002		3,310,073		13,988,274		59,841,962

Total Investments - 109.9%		236,187,001		158,014,612		90,310,244		52,119,294		38,916,969		69,127,765		644,675,885

Other Assets & Liabilities - (9.9)%		(16,217,627)		(194,945)		(18,620,648)		(7,367,248)		(2,800,724)		(12,904,849)		(58,106,041)

Net Assets - 100.0%		$219,969,374		$157,819,667		$71,689,596		$44,752,046		$36,116,245		$56,222,916		$586,569,844

TBA SALES COMMITMENTS - (0.1)%
COLLATERALIZED MORTGAGE OBLIGATIONS
FNMA TBA, 3.500%, 01/01/41	-	$-		$-	(700,000)	$(695,352)		$-		$-	-	$-	(700,000)	$(695,352)

* Affiliated Fund
† Non-income producing security.

(a) This security or a partial position of this security is on loan at December 31, 2013.  The total market value of securities on loan at December 31, 2013 was $45,963,307.
(b) Real Estate Investment Trust.
(c) Variable rate security - The rate reported on the Schedule of Investments is the rate in effect as of December 31, 2013.  The date reported on the Schedule of Investments is the final maturity date.
(d) Securities sold within terms of a private placement memorandum, exempt from registration under Section 144a of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or  other "qualified institutional buyers." These securities have been determined to be liquid under guidelines established by the Board of Trustees.
(e) Step Bonds - The rate reflected on the Schedule of Investments is the effective yield on December 31, 2013.  The coupon on a step bond changes on a specified date.
(f) Foreign security denominated in U.S. currency.
(g) Zero coupon security.  The rate reported on the Schedule of Investments is the effective yield at time of purchase.
(h) Inflation protected security.  Principal amounts periodically adjusted for inflation.
(i) Security in default on interest payments.
(j) Security fair valued using methods determined in good faith by the Pricing Committee. As of December 31, 2013, the total market value of this security was $0 and represented 0.0% of Net Assets.
(k) Rate shown is the 7-day effective yield as of December 31, 2013.
(l) This security was purchased with cash collateral held from securities on loan.  The total value of such securities as of December 31, 2013 was $46,064,307.  The Equity Fund received additional collateral subsequent to year end in excess of the market value of securities on loan. Securities on loan are also collateralized by various U.S. Treasury obligations in the amount of $738 and $198,515 for the Wilshire Variable Insurance Trust Income Fund and the  Wilshire Variable Insurance Trust International Equity Fund, respectively.

ADR — American Depositary Receipt
FHLB — Federal Home Loan Bank
FNMA — Federal National Mortgage Association
GNMA — Government National Mortgage Association
GO — General Obligation
IO — Interest Only - face amount represents notional amount.
LLC — Limited Liability Company
LP — Limited Partnership
Ltd. — Limited
MTN — Medium Term Note
PLC — Public Limited Company
RB — Revenue Bond
Ser — Series
TBA — To be Announced
VVPR — Verminderde Voorheffing Précompte Réduit

Amounts designated as "-" are either $0 or have been rounded to $0.

Notes to Pro Forma Financial Statements
Wilshire Variable Insurance Trust
For the year ended December 31, 2013

1. Organization:

The Wilshire Variable Insurance Trust (the "Trust") is an open-end, diversified management investment company registered under the Investment Company Act of 1940 (the “1940 Act”), which offers units of beneficial interest (shares) in 9 separate investment portfolios. The portfolios presented in these pro forma financial statements are: Balanced Fund (the “Acquiring Fund”) and Equity Fund, Income Fund, Small Cap Fund, International Equity Fund and Socially Responsible Fund (the “Acquired Funds”).

Wilshire Associates Incorporated (“Wilshire” or the “Adviser”) serves as the investment adviser to the Acquiring Fund and the Acquired Funds.

For the purposes of these Pro Forma Financial Statements, the financial information covers the year ended December 31, 2013 for the Acquiring Fund and the Acquired Funds.

Wilshire has proposed the mergers of the Acquired Funds into the Acquiring Fund (the “Plan of Reorganization”). Prior to, or at the same as the closing of the proposed mergers, it is expected that the Balanced Fund will change its name to the Wilshire Global Allocation Fund.

2. Basis of Combination:

The accompanying unaudited Pro Forma Financial Statements Combining Schedules of Investments, Statements of Assets and Liabilities and Statements of Operations (“Pro Forma Financial Statements”) reflect the accounts of the Acquiring Fund and the Acquired Funds for the year ended December 31, 2013. These statements have been derived from the books and records utilized in calculating daily net asset values at December 31, 2013.

The Pro Forma Financial Statements should be read in conjunction with the historical financial statements of the Acquiring Fund and the Acquired Funds, which have been incorporated by reference in the Statement of Additional Information. The Acquiring Fund and the Acquired Funds each follow U.S. generally accepted accounting principles (“U.S. GAAP”) applicable to management investment companies which are disclosed in the historical financial statements.

The Pro Forma Financial Statements have been adjusted to reflect the anticipated advisory fee arrangement for the Acquiring Fund. Certain other operating costs have also been adjusted to reflect anticipated expense arrangement of the combined entity. Other costs which may change as a result of the mergers are currently undeterminable.

All fees and expenses incurred directly in connection with the consummation of the mergers, currently estimated at $280,000, and the transactions contemplated by the Plan of Reorganization will be borne by the Acquiring Fund without regard to whether the Plan of Reorganization is consummated.

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and those differences could be material.

3. Security Valuation:

For purposes of calculating their daily net asset values (“NAV”), the Acquiring Fund and the Acquired Funds (collectively, the “Funds”) each generally values their investments as follows:

A security listed or traded on a domestic exchange is valued at its last sales price on the exchange where it is principally traded. In the absence of a current quotation, the security is valued at the mean between the last bid and asked prices on the exchange. Securities traded on National Association of Securities Dealers Automatic Quotation (“NASDAQ”) System are valued at the NASDAQ official closing price. If there is no NASDAQ official closing price available, the most recent bid quotation is used. Securities traded over-the-counter (other than on NASDAQ) are valued at the last current sale price, and if there are no such sales, the most recent bid quotation is used. Equity securities primarily traded on a foreign exchange or market are valued daily at the price, which is an estimate of the fair value price, as provided by an independent pricing service. Values of debt securities are generally reported at the last sales price if the security is actively traded. If a debt security is not actively traded it is valued at an evaluated bid price by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. Third-party valuation providers often utilize proprietary models that are subjective and require the use of judgment and the application of various assumptions including, but not limited to, interest rates, prepayment speeds, and default rate assumptions. Debt securities that have a remaining maturity of 60 days or less are valued at prices supplied by the Funds’ pricing agent for such securities, if available, and otherwise are valued at amortized cost. When market quotations are not readily available, securities are valued according to procedures adopted by the Board of Trustees or are valued at fair value as determined in good faith by the Pricing Committee, whose members include at least two representatives of Wilshire, one of whom is an officer of the Trust, or the Trust’s Valuation Committee. Securities whose market value using the procedures outlined above do not reflect fair value because a significant valuation event has occurred may be valued at fair value by the Pricing Committee or the Valuation Committee in accordance with the Trust’s valuation procedures. The value of fair valued securities may be different from the last sale price (or the mean between the last bid and asked prices), and there is no guarantee that a fair valued security will be sold at the price at which a Fund is carrying the security. Investments in the underlying funds by the Equity, Balanced, Small Cap and International Equity Funds are valued at their net asset value as reported by the underlying funds. Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded. The International Equity Fund uses Interactive Data Pricing and Reference Data, Inc. as a third party fair valuation vendor daily. Interactive Data provides a fair value for foreign securities in the International Equity Fund based on certain factors and methodologies (involving, generally, tracking valuation correlations between the U.S. market and each non-U.S. security) applied by Interactive Data. These factors are used to value the International Equity Fund without holding a Pricing Committee meeting. In the event that the Adviser believes that the fair values provided by Interactive Data are not reliable, the Adviser contacts the International Equity Fund’s administrator and may request that a meeting of the Pricing Committee be held.

In accordance with the authoritative guidance on fair value measurements and disclosures under U.S. GAAP, the Funds disclose fair value of their investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The guidance establishes three levels of the fair value hierarchy as follows:

• Level 1 – Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Funds have the ability to access at the measurement date;

• Level 2 – Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, referenced indices, quoted prices in inactive markets, adjusted quoted prices in active markets, etc.); and

• Level 3 – Prices, inputs or exotic modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For the year ended December 31, 2013, there have been no significant changes to the Funds’ fair value methodologies.

As of December 31, 2013, all of the Balanced, Equity, Small Cap and Socially Responsible Fund’s investments in securities were considered Level 1, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP.

The following is a summary of the inputs used as of December 31, 2013 in valuing the Income Fund’s investments carried at value:

Investments in Securities	Level 1	Level 2	Level 3	Total
Asset-Backed Securities	$—	$2,443,822	$—	$2,443,822
Collateralized Mortgage Obligations	—	28,618,070	—	28,618,070
Corporate Bonds	—	21,335,800	—	21,335,800
Foreign Bonds	—	5,127,705	—	5,127,705
Municipal Bonds	—	781,748	—	781,748
Preferred Stock	414,443	—	—	414,443
U.S. Government & Agency Obligations	—	6,199,842	—	6,199,842
U.S. Treasury Obligations	—	8,823,658	—	8,823,658
Escrow Securities	—	—	— ^	— ^
Short-Term Investments	16,565,156	—	—	16,565,156
Total Investments in Securities	$16,979,599	$73,330,645	$—	$90,310,244

TBA Sales Commitments	Level 1	Level 2	Level 3	Total
Collateralized Mortgage Obligations	$—	$(695,352)	$—	$(695,352)

^	As of December 31, 2013 all of the Fund’s investments were considered Level 1 or Level 2, except for Lehman Brothers Holdings Capital Trust VII MTN and Lehman Brothers Holdings, Inc. MTN, which were considered Level 3 when converted to escrow shares on March 21, 2012 and were valued at $0, and the value has remained $0 throughout the year ended December 31, 2013.

The following is a summary of the inputs used as of December 31, 2013 in valuing the International Equity Fund’s investments carried at value:

Investments in Securities	Level 1	Level 2**	Level 3		Total
Investment in Underlying Funds	$19,096,110	$—	$—		$19,096,110
Common Stock
Argentina	129,348	—	—		129,348
Australia	—	139,047	—		139,047
Bermuda	267,388	—	—		267,388
Brazil	310,657	—	—		310,657
Canada	1,194,807	—	—		1,194,807
China	55,020	519,274	—		574,294
Denmark	277,140	249,471	—		526,611
Finland	—	235,361	—		235,361
France	—	694,576	—		694,576
Germany	—	949,453	—		949,453
Hong Kong	—	1,055,071	—		1,055,071
India	56,600	—	—		56,600
Indonesia	—	37,862	—		37,862
Ireland	512,852	—	—		512,852
Italy	—	57,993	—		57,993
Japan	—	1,913,060	—		1,913,060
Luxembourg	—	147,545	—		147,545
Malaysia	—	91,540	—		91,540
Mexico	330,036	—	—		330,036
Netherlands	692,749	65,606	—		758,355
Norway	—	327,750	—		327,750
Portugal	—	123,678	—		123,678
Russia	44,184	90,708	—		134,892
Singapore	—	196,995	—		196,995
South Africa	—	300,767	—		300,767
South Korea	—	388,207	—		388,207
Spain	—	406,605	—		406,605
Sweden	—	378,574	—		378,574
Switzerland	300,237	869,129	—		1,169,366
Taiwan	406,352	—	—		406,352
Thailand	—	128,689	—		128,689
Turkey	—	100,811	—		100,811
United Kingdom	191,590	1,698,239	—		1,889,829
United States	382,865	—	—		382,865
Total Common Stock	5,151,825	11,166,011	—		16,317,836
Short-Term Investments	3,310,073	—	—		3,310,073
Preferred Stock	—	192,950	—		192,950

Private Company
Malta	—	—	—	^	—	^
Total Investments in Securities	$27,558,008	$11,358,961	$—		$38,916,969

**	Represents securities trading primarily outside the United States, the value of which were adjusted as a result of local trading through the application of a third-party vendor.
^
This security was categorized as Level 3 and had a market value of $0 as of December 31, 2013 and the value has remained zero throughout the year ended December 31, 2013. There were no accrued discounts/premiums, realized gain/(loss), change in unrealized appreciation/ (depreciation), purchases, sales or transfers in or out of Level 3 during the year ended December 31, 2013.

For the year ended December 31, 2013, there have been no transfers between Level 1 and Level 2 assets and liabilities or Level 2 and Level 3 assets and liabilities.

4. Shares of Beneficial Interest

The Pro Forma net asset value per share assume the issuance of 22,073,237 shares of the Acquiring Fund, in exchange for a total of 23,017,311 shares of the Acquired Funds (8,592,174, 6,169,840, 2,130,728, 2,575,515, and 3,548,854, for the Equity Fund, Income Fund, Small Cap Fund, International Equity Fund and Socially Responsible Fund, respectively), which would have been outstanding at December 31, 2013 in connection with the proposed Plan of Reorganization, assuming the Acquired Funds and the Acquiring Fund had been combined as of such date.

5. Federal Income Taxes

It is the intention of the Acquiring Fund and the Acquired Funds to continue to qualify as regulated investment companies for Federal income tax purposes by complying with the appropriate provisions of Subchapter M of the Internal Revenue Code of 1986, as amended, and to distribute substantially all of their income to their shareholders. Accordingly, no provision for Federal income taxes has been made in the Pro Forma financial statements.

Management has analyzed the Acquiring Fund’s tax positions taken on federal income tax returns for all open tax years and has concluded that as of December 31, 2013, no provision for income tax would be required in the Acquiring Fund’s financial statements. The Acquiring Fund’s Federal and state income and Federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

In accordance with the Plan of Reorganization, the proposed mergers will be completed on a taxable basis.

6. Pro Forma Adjustments

(a) An adjustment to the combined investment advisory fees reflects the fee structure of the Acquiring Fund and is calculated using the Acquiring Fund’s average net assets for the year ended December 31, 2013 in combination with the Acquired Funds’ average net assets for the same period.

(b) Adjustment to reflect the estimated costs in connection with the proposed mergers.

(c) Adjustment to reflect proforma professional fees due to the combining of the Funds into one and based upon the current expense structure of the Acquiring Fund.

(d) Adjustment to reflect proforma transfer agent fees due to the combining of the Funds into one and based upon the current expense structure of the Acquiring Fund.

(e) Adjustment to reflect proforma printing fees due to the combining of the Funds into one and based upon the expense structure for the Acquiring Fund.

(f) Adjustment to reflect proforma other expenses due to the combining of the Funds into one and based upon the current expense structure for the Acquiring Fund.

(g) A djustment to reflect proforma investment advisory fees waiver based upon the proposed expense limitation of the Acquiring Fund.

STATEMENT OF ADDITIONAL INFORMATION

WILSHIRE VARIABLE INSURANCE TRUST

Equity Fund (HORMX)

Balanced Fund

Income Fund

Small Cap Fund

International Equity Fund

Socially Responsible Fund

Wilshire 2015 ETF Fund

Wilshire 2025 ETF Fund

Wilshire 2035 ETF Fund

May 1, 2014 as supplemented July 7, 2014

This Statement of Additional Information (“SAI”) provides supplementary information for the series of funds of Wilshire Variable Insurance Trust (the “Trust”). This SAI is not a prospectus, but should be read in conjunction with the current prospectuses of the Equity Fund, the Balanced Fund, the Income Fund, the Small Cap Fund, the International Equity Fund and the Socially Responsible Fund (each a “Fund”, and collectively, the “Variable Insurance Trust Funds”), dated May 1, 2014, as supplemented, and the Wilshire 2015 ETF Fund, the Wilshire 2025 ETF Fund and the Wilshire 2035 ETF Fund (the “Target Maturity Funds”) dated May 1, 2014. This SAI is incorporated in its entirety into the prospectuses. The audited financial statements for the Variable Insurance Trust Funds for the year ended December 31, 2013, and the Report of the Independent Registered Public Accounting Firm thereon, are incorporated by reference from the annual report dated December 31, 2013. The audited financial statements for the Target Maturity Funds for the year ended December 31, 2013, and the Report of the Independent Registered Public Accounting Firm thereon, are incorporated herein by reference from the annual report dated December 31, 2013. Copies of the prospectuses and the Funds’ financial statements are available, without charge, by writing to the Wilshire Variable Insurance Trust, c/o DST Systems, Inc., P.O. Box 219512, Kansas City, MO 64121-9512, or by telephoning 1-888-200-6796.

WIL-SX-003-0400

TABLE OF CONTENTS
Page

The Trust and the Funds	1
Additional Investment Policies	1
Investment Restrictions	5
Description of Securities and Risks	10
Management of the Funds	42
Investment Advisory Agreements	47
Brokerage Allocation	70
Distributor	72
Other Services	75
Voting Rights	77
Purchase, Redemption and Pricing of Fund Shares	77
Federal Income Tax Matters	79
Control Persons and Principal Holders of Securities	83
General Information	84
Financial Statements	85
Appendix A	A-1
Appendix B	B-1

THE TRUST AND THE FUNDS

The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) and is an open-end, diversified management investment company organized as a Delaware statutory trust under a Declaration of Trust dated November 7, 1996. The Declaration of Trust permits the Trust to offer shares of separate funds, and as of the date of this SAI, the Trust consisted of nine separate Funds. All consideration received by the Trust for shares of any Fund and all assets of such Fund belong to that Fund and would be subject to liabilities related thereto. In addition to the Funds described herein, the Trust reserves the right to create and issue shares of other funds.

The Trust employs Wilshire Associates Incorporated (the “Adviser”) to manage the investment and reinvestment of the assets of the Funds and to continuously review, supervise and administer the Funds’ investment programs. The Adviser has entered into agreements with Guggenheim Partners Investment Management, LLC (“Guggenheim”) to serve as the subadviser for the Balanced Fund; Santa Barbara Asset Management, LLC (“Santa Barbara”) and TWIN Capital Management, Inc. (“TWIN”) to serve as subadvisers for the Equity Fund; Western Asset Management Company (“Western Asset”) and Western Asset Management Company Limited (“WAML”) to serve as the subadvisers for the Income Fund; Los Angeles Capital Management and Equity Research, Inc. (“Los Angeles Capital”) and Ranger Investment Management, L.P. (“Ranger”) to serve as the subadvisers for the Small Cap Fund; WCM Investment Management (“WCM”) and Thomas White International, Ltd. (“Thomas White”) to serve as the subadvisers for the International Equity Fund; and ClearBridge Investments, LLC (“ClearBridge”) to serve as the subadviser for the Socially Responsible Fund.

As described below, under the fund of funds structure, the Adviser allocates the assets of the Equity Fund between the Large Company Growth Portfolio and the Large Company Value Portfolio; the assets of the Balanced Fund among the Large Company Growth Portfolio, the Large Company Value Portfolio, the Small Company Growth Portfolio, the Small Company Value Portfolio and the Wilshire International Equity Fund; the assets of the Small Cap Fund between the Small Company Growth Portfolio and the Small Company Value Portfolio; the assets of the International Equity Fund to the Wilshire International Equity Fund. In addition, under the fund of funds structure, the Adviser allocates the assets of the Target Maturity Funds in varying amounts to unaffiliated exchange-traded funds (“ETFs,” together with the Income Fund, the Large Company Growth Portfolio, the Large Company Value Portfolio, the Small Company Growth Portfolio, the Small Company Value Portfolio and the Wilshire International Equity Fund, the “Underlying Funds”).

The investment objectives and policies of each Fund are described in that Fund’s respective prospectus. Prospective purchasers should recognize that there are risks in the ownership of any security and that there can be no assurance that the investment objectives of the Funds will be realized.

Each Fund seeks to attain its investment objective by pursuing investment policies that call for investments in certain types of securities and by employing various investment strategies. These investment policies and strategies may be changed without shareholder approval. However, each Fund will not, as a matter of policy, change its investment policies without notice to its shareholders.

Each Fund has also adopted certain fundamental investment limitations that may be changed only with the approval of a “majority of the outstanding shares of a Fund” as defined in the 1940 Act. In addition, the investment objective of each of the Equity Fund, Balanced Fund, Income Fund, Small Cap Fund, International Equity Fund and Socially Responsible Fund may be changed only with the approval of a “majority of the outstanding shares of a Fund.”

ADDITIONAL INVESTMENT POLICIES

The following is a discussion of additional investment policies not discussed in the Funds’ prospectuses.

Equity Fund. The portfolio investments of the Equity Fund are not concentrated in any one industry or group of industries, but are varied according to what is judged advantageous under varying economic conditions. While the portfolio is diversified by investment in a cross-section of businesses and industries, the Equity Fund follows a policy of flexibility. The Equity Fund does not invest in companies for the purpose of exercising control of management. Moreover, the Equity Fund will not invest in securities subject to restrictions on disposition under the Securities Act of 1933 (the “1933 Act”) or purchase securities not freely marketable.

It is the policy of the Equity Fund to purchase and hold securities believed to have potential for long-term capital growth. Investment income is a secondary consideration in the selection of portfolio securities. The Equity Fund does not buy and sell for short-term trading profits. Therefore, portfolio changes usually are accomplished gradually. However, portfolio management is not restricted and may effect short-term transactions when subsequent events make an investment undesirable for long-term holding.

The Equity Fund may invest a portion of its assets in U.S. dollar-denominated investment grade fixed-income securities and other investment companies to the extent permitted under the 1940 Act. Debt securities must be rated within the four highest ratings as determined by Moody’s Investors Service (“Moody’s”) or by Standard and Poor’s (“S&P”) except that up to 10% of the Equity Fund’s assets may be invested in U.S. dollar-denominated foreign debt securities within the three highest ratings as determined by Moody’s or S&P.

The Equity Fund experienced higher than normal portfolio turnover during 2013 due to the change in strategy in 2013 to invest in the Large Company Growth Portfolio and Large Company Value Portfolio.

Income Fund. As a matter of investment policy, the Income Fund will not invest more than 10% of its net assets in illiquid securities or invest in restricted securities, except securities eligible for resale under Rule 144A under the 1933 Act.

The Income Fund will not invest in common stocks directly, but may retain up to 25% of its total assets in common stocks acquired upon conversion of convertible debt securities or preferred stock, or upon exercise of warrants acquired with debt securities. Currently, the Income Fund intends to limit its investment in derivatives pursuant to guidelines established by the Adviser.

The Income Fund may invest in repurchase and reverse repurchase agreements, provided that the market value of the underlying security is at least 102% of the price of the repurchase agreement.

Instead of holding its entire portfolio to maturity, the Income Fund will engage in portfolio trading when trading will help achieve its investment objective. Portfolio turnover is expected to be moderate to high.

During the past five years, the Income Fund’s portfolio turnover rates have been in excess of 300%, due to the subadvisers’ trading in mortgage “TBA” (To Be Announced). A TBA is defined as an underlying contract on a mortgage-backed security (“MBS”) to buy or sell a MBS which will be delivered at an agreed-upon date in the future. The turnover calculation includes the continual maturity of TBA securities that are held within the portfolio prior to their issuance. TBAs rollover every 30, 45 or 60 days until maturity, sometimes in perpetuity. As a result, investing in TBAs increases a fund’s portfolio turnover rate. TBAs allow the subadvisers to gain exposure to the mortgage-backed market without losing liquidity.

Small Cap Fund. The small cap segment is one of the most volatile areas of the stock market. Over the last five years, the high volatility in small cap stocks was the primary contributor to the Small Cap Fund’s high portfolio turnover rates. In addition, the subadvisers’ ongoing active management of the Small Cap Fund is another source of portfolio turnover. Specifically, the subadvisers use stock price fluctuations as opportunities to buy and sell securities at attractive valuations. Lastly, portfolio turnover can also be caused by subadviser changes. The Small Cap Fund experienced higher than normal portfolio turnover during 2013 due to the change in strategy in 2013 to invest in the Small Company Growth Portfolio and Small Company Value Portfolio.

International Equity Fund. The International Equity Fund may engage in so-called “strategic transactions” as described in the prospectus under the heading “Types of Investments” and below in the SAI under the heading “Description of Securities and Risks—Strategic Transactions and Derivatives.” The International Equity Fund experienced higher than normal portfolio turnover during 2013 due to the change in strategy in 2013 to invest in the International Equity Fund.

Balanced Fund. The Balanced Fund experienced higher than normal portfolio turnover during 2013 due to the change in strategy in 2013 to also invest in the Large Company Growth Portfolio, Large Company Value Portfolio, Small Company Growth Portfolio, Small Company Value Portfolio and Wilshire International Equity Fund and cease investment in the International Equity Fund.

Socially Responsible Fund. The Socially Responsible Fund may engage in so-called “strategic transactions” as described in the prospectus under the heading “Types of Investments” and below in the SAI under the heading “Description of Securities and Risks—Strategic Transactions and Derivatives.” The Socially Responsible Fund may also invest in ETFs and Real Estate Investment Trusts, (“REITs”), subject to the Fund’s investment restrictions noted below.

The Fund of Funds Structure. Each of the Target Maturity Funds are structured as a “fund of funds,” which means that the Target Maturity Funds attempt to implement their investment strategies by investing in ETFs. In addition, the Balanced Fund invests directly in fixed income securities and may obtain investment exposure through certain derivatives, as discussed in the prospectus.  Such investments through derivatives are subject to the limitations under Section 12(d)(1)(G), Rule 12d1-2 and related interpretations.

Each of the Target Maturity Funds intends to invest in 10-20 underlying unaffiliated ETFs. As of the date of this SAI, the Wilshire 2015 ETF Fund, Wilshire 2025 ETF Fund and the Wilshire 2035 Fund each hold 14 underlying unaffiliated ETFs. Each Target Maturity Fund normally intends to invest all of its assets in ETFs; however, for temporary defensive purposes each Target Maturity Fund may invest up to 100% of its assets in high quality, short-term debt instruments. Each Target Maturity Fund reserves the ability to convert from a “fund of funds” structure and to invest directly in the types of securities in which the ETFs invest. Shareholders will be provided with advance notice before any such conversion occurs.

The Target Maturity Funds intend to comply with the limits of Section 12(d)(1) of the 1940 Act in one of two ways: (1) limiting investment in any one ETF to 3% of the ETF’s outstanding shares in reliance on Section 12(d)(1)(F) of the 1940 Act, or (2) as applicable, complying with the provisions of a given ETF’s exemptive order which permits investing funds (such as the Target Maturity Funds) to invest in such ETF in excess of the 12(d)(l) limits. To the extent a fund’s assets are invested in a particular Underlying Fund, the Fund is subject to the risks applicable to an investment in such Underlying Fund.

INVESTMENT RESTRICTIONS

Each Fund operates under its respective fundamental investment restrictions, set forth below, which cannot be changed without the approval of a “majority of the outstanding voting securities.” The investment objective of each of the Equity Fund, Balanced Fund, Income Fund, Small Cap Fund, International Equity Fund and Socially Responsible Fund also cannot be changed without the approval of a “majority of the outstanding voting securities.” A “majority of the outstanding voting securities” of a Fund is defined in the 1940 Act to mean the lesser of (i) 67% of the Fund’s shares present at a meeting where more than 50% of the outstanding shares are present in person or by proxy or (ii) more than 50% of the Fund’s outstanding shares.

The Equity Fund, Balanced Fund and Income Fund each may not:

(1)	purchase securities other than the securities in which a Fund is authorized to invest;

(2)
issue senior securities except that a Fund may borrow money or enter into reverse repurchase agreements in an amount not to exceed 15% of its total assets taken at market value and then only for short-term credits as may be necessary for the clearance of transactions, and from banks as a temporary measure for extraordinary or emergency purposes (moreover, in the event that the asset coverage for such borrowings may fall below 300%, the Fund will reduce, within three days, the amount of its borrowings in order to provide for 300% asset coverage); a Fund will not borrow to increase income (leveraging) but only to facilitate redemption requests that might otherwise require untimely dispositions of the Fund’s portfolio securities; a Fund will repay all borrowings before making additional investments, and interest paid on borrowings will reduce net income;

(3)	write, or invest in, straddle or spread options or invest in interests in oil, gas or other mineral exploration or development programs;

(4)	purchase securities on margin or sell any securities short;

(5)
invest in the securities of any issuer, any of whose officers, directors or security holders is an officer of a Fund if at the time of or after such purchase any officer or director of that Fund would own more than 1/2 of 1% of the securities of that issuer or if that Fund’s officers and directors together would own more than 5% of the securities of that issuer;

(6)
purchase any securities that would cause more than 25% of the value of a Fund’s total net assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that there is no limitation with respect to investments in U.S. Treasury Bills, other obligations issued or guaranteed by the federal government, its agencies and instrumentalities, certificates of deposit, commercial paper and bankers’ acceptances, or any obligations of U.S. branches of foreign banks and foreign branches of U.S. banks, except as these investments may be limited by the Treasury regulations under section 817(h) of the Internal Revenue Code;

(7)
invest more than 5% of the value of the Fund’s total assets at the time of investment in the securities of any issuer or issuers which have records of less than three years’ continuous operation, including the operation of any predecessor, but this limitation does not apply to securities issued or guaranteed as to interest and principal by the United States Government or its agencies or instrumentalities;

(8)
mortgage, pledge or hypothecate its assets except in an amount up to 15% (10% so long as the Fund’s shares are registered for sale in certain states) of the value of the Fund’s total assets but only to secure borrowings for temporary or emergency purposes;

(9)	purchase or sell real estate, real estate investment trust securities, commodities or commodity contracts; or

(10)	invest in companies for the purpose of exercising control.

Dollar rolls are not considered borrowing and therefore are not subject to investment restriction 2 above. For the purposes of investment restriction 7 above, the entity sponsoring a mortgage or asset backed security will be considered the issuer. All swap agreements and other derivative instruments that were not classified as commodities or commodity contracts prior to July 21, 2010 are not deemed to be commodities or commodity contracts for purposes of restriction No. 9 above.

The Equity Fund and Income Fund each may not:

(1)
make loans, but this restriction shall not prevent the Fund from (a) buying a part of an issue of bonds, debentures, or other obligations, (b) investing in repurchase agreements or (c) lending portfolio securities, provided that it may not lend securities if, as a result, the aggregate value of all securities loaned would exceed 33 1/3% of its total assets (taken at market value at the time of such loan).

The Balanced Fund may not:

(1)
make loans to other persons (except by the purchase of obligations in which the Fund is authorized to invest); provided, however, that the Fund will not enter into repurchase agreements if, as a result thereof, more than 10% of the total assets of the Fund (taken at current value) would be subject to repurchase agreements maturing in more than seven (7) days.

The Equity Fund may not:

(1)
underwrite the securities of other issuers, purchase securities subject to restrictions on disposition under the 1933 Act (so-called “restricted securities”) or purchase securities not freely marketable;

(2)
with respect to at least 75% of the value of its total assets, invest more than 5% of its total assets in the securities of a single issuer (other than government securities or securities of other investment companies) or invest in 10% of the outstanding voting securities of such issuer; or

(3)	invest in securities of other investment companies, except to the extent permitted under the 1940 Act.

The Balanced Fund and Income Fund each may not:

(1)
underwrite the securities of other issuers, invest more than 10% of its net assets in illiquid securities or invest in securities subject to restriction on disposition under the 1933 Act, except for securities eligible for resale pursuant to Rule 144A under the 1933 Act;

(2)
purchase the securities of any issuer (other than obligations issued or guaranteed as to principal and interest by the Government of the United States, its agencies or instrumentalities, or, for the Balanced Fund and Income Fund only, any security issued by an investment company or series thereof) if, as a result, (a) more than 5% of the Fund’s total assets (taken at current value) would be invested in the securities of that issuer, or (b) a Fund would hold more than 10% of any class of securities of that issuer (for this purpose, all debt obligations of an issuer maturing in less than one year are treated as a single class of securities); or

(3)
invest in securities of other investment companies, except to the extent permitted under the 1940 Act, and except as they may be acquired as part of a merger, consolidation or acquisition of assets, and except that during any period in which the Balanced Fund operates as a “fund of funds” in accordance with the Prospectus and applicable law, the Balanced Fund may purchase without limit shares of the Equity Fund, the Income Fund, and any other mutual fund currently existing or hereafter created whose investment adviser is the Balanced Fund’s adviser or an affiliate thereof, or the respective successors in interest of any such mutual fund or adviser.

The Small Cap Fund, International Equity Fund, Socially Responsible Fund and Target Maturity Funds each may not:

(1)
act as an underwriter of securities, except insofar as it may be deemed an underwriter for purposes of the 1933 Act on disposition of securities acquired subject to legal or contractual restrictions on resale;

(2)
purchase or sell real estate (although it may purchase securities secured by real estate or interests therein, or securities issued by companies which invest in real estate or interests therein), commodities, or commodity contracts, except that it may enter into (a) futures and options on futures and (b) forward currency contracts;

(3)
make loans, but this restriction shall not prevent the Fund from (a) buying a part of an issue of bonds, debentures, or other obligations, (b) investing in repurchase agreements or (c) lending portfolio securities, provided that it may not lend securities if, as a result, the aggregate value of all securities loaned would exceed 33 1/3% of its total assets (taken at market value at the time of such loan);

(4)
borrow, except that it may (a) borrow up to 33 1/3% of its total assets, taken at market value at the time of such borrowing, as a temporary measure for extraordinary or emergency purposes, but not to increase portfolio income (the total of reverse repurchase agreements and such borrowings will not exceed 33 1/3% of its total assets, and the Fund will not purchase additional securities when its borrowings, less proceeds receivable from sales of portfolio securities, exceed 5% of its total assets) and (b) enter into transactions in options, futures and options on futures;

(5)
invest in a security if 25% or more of its total assets (taken at market value at the time of a particular purchase) would be invested in the securities of issuers in any particular industry, except that this restriction does not apply to securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities; or

(6)	issue any senior security except to the extent permitted under the 1940 Act.

Dollar rolls are not considered borrowing and therefore are not subject to investment restriction 4 above.

The Small Cap Fund, International Equity Fund and Socially Responsible Fund are also subject to the following non-fundamental restrictions and policies, which may be changed by the Board of Trustees. Each Fund may not:

(1)	invest in companies for the purpose of exercising control or management;

(2)	mortgage, pledge or hypothecate its assets, except as may be necessary in connection with permitted borrowings or in connection with options, futures and options on futures;

(3)
purchase securities on margin (except for use of short-term credits as are necessary for the clearance of transactions), or sell securities short unless (i) the Fund owns or has the right to obtain securities equivalent in kind and amount to those sold short at no added cost or (ii) the securities sold are “when issued” or “when distributed” securities which the Fund expects to receive in a recapitalization, reorganization or other exchange for securities the Fund contemporaneously owns or has the right to obtain and provided that transactions in options, futures and options on futures are not treated as short sales;

(4)	invest more than 15% of its net assets (taken at market value at the time of a particular investment) in illiquid securities, including repurchase agreements maturing in more than seven days; and

(5)	hedge by purchasing put and call options, futures contracts or derivative instruments on securities, in an aggregate amount equivalent to more than 10% of its total assets.

The Socially Responsible Fund is subject to the following non-fundamental restriction and policy, which may be changed by the Board of Trustees. The Fund may not:

(1)
purchase, except for securities acquired as part of a merger, consolidation or acquisition of assets, more than 3% of the stock of another investment company or purchase stock of other investment companies equal to more than 5% of the Fund’s total assets (valued at time of purchase) in the case of any one other investment company and 10% of such assets (valued at time of purchase) in the case of all other investment companies in the aggregate;

The Small Cap Fund and International Equity Fund are subject to the following non-fundamental restriction and policy, which may be changed by the Board of Trustees. Each Fund may not:

(1)	invest in securities of other investment companies, except to the extent permitted under the 1940 Act.

In addition, the Income Fund may not invest in the securities of other registered open-end investment companies or in registered unit investment trusts in reliance on Sections 12(d)(1)(F) and 12(d)(1)(G) of the 1940 Act, but may otherwise invest in the securities of other investment companies to the extent permitted under the 1940 Act or the rules and regulations thereunder or by guidance regarding, interpretations of, or exemptive orders under, the 1940 Act or the rules and regulations thereunder published by appropriate regulatory authorities.

The Target Maturity Funds are also subject to the following non-fundamental restrictions and policies, which may be changed by the Board of Trustees. Each Target Maturity Fund may not:

(1)	invest in companies for the purpose of exercising control or management;

(2)	mortgage, pledge or hypothecate its assets, except as may be necessary in connection with permitted borrowings or in connection with options, futures and options on futures;

(3)	purchase securities on margin (except for use of short-term credits as are necessary for the clearance of transactions), or sell securities short unless

(i)	the Fund owns or has the right to obtain securities equivalent in kind and amount to those sold short at no added cost or

(ii)
the securities sold are “when issued” or “when distributed” securities which the Fund expects to receive in a recapitalization, reorganization or other exchange for securities the Fund contemporaneously owns or has the right to obtain and provided that transactions in options, futures and options on futures are not treated as short sales;

(4)	invest more than 15% of its net assets (taken at market value at the time of a particular investment) in illiquid securities, including repurchase agreements maturing in more than seven days;

(5)	hedge by purchasing put and call options, futures contracts or derivative instruments on securities, in an aggregate amount equivalent to more than 10% of its total assets; and

(6)	invest in securities of other investment companies except to the extent permitted under the 1940 Act.

For purposes of non-fundamental restriction (5) above, the Target Maturity Funds do not consider ETFs to be derivatives.

The Equity Fund, Income Fund, Small Cap Fund and International Equity Fund are also subject to the following non-fundamental investment policies, which may be changed by the Board of Trustees.

The Equity Fund will invest, under normal circumstances, at least 80% of net assets (plus the amount of any borrowings for investment purposes) in equity securities.

The Income Fund will invest, under normal circumstances, at least 80% of net assets (plus the amount of any borrowings for investment purposes) in fixed income securities. These securities are primarily investment grade fixed income securities, including government and corporate securities, mortgage- and asset-backed securities, which are generally pass-through securities, and may include related derivatives.

The Small Cap Fund will invest, under normal circumstances, at least 80% of net assets (plus the amount of any borrowings for investment purposes) in securities of small cap companies.

The International Equity Fund will invest, under normal circumstances, at least 80% of net assets (plus the amount of any borrowings for investment purposes) in equity securities.

Shareholders of a Fund will be provided with at least 60 days prior notice of any change in the 80% investment policy of the Fund.

DESCRIPTION OF SECURITIES AND RISKS

This section should be read in conjunction with each Fund’s description in its respective prospectus and each Fund’s fundamental and non-fundamental investment policies. Because the Equity Fund invests in shares of the Large Company Growth Portfolio and the Large Company Value Portfolio, the Equity Fund indirectly invests in the same investments as listed for the Large Company Growth Portfolio and the Large Company Value Portfolio. Because the Balanced Fund invests in shares of the Large Company Growth Portfolio, the Large Company Value Portfolio, the Small Company Growth Portfolio, the Small Company Value Portfolio and the Wilshire International Equity Fund, the Balanced Fund indirectly invests in the same investments as listed for the Large Company Growth Portfolio, the Large Company Value Portfolio, the Small Company Growth Portfolio, the Small Company Value Portfolio and the Wilshire International Equity Fund. Because the Small Cap Fund invests in shares of the Small Company Growth Portfolio and the Small Company Value Portfolio, the Small Cap Fund indirectly invests in the same investments as listed for the Small Company Growth Portfolio and the Small Company Value Portfolio. Because the International Equity Fund invests in shares of the Wilshire International Equity Fund, the International Equity Fund indirectly invests in the same investments as listed for the Wilshire International Equity Fund. Because the Target Maturity Funds invest in shares of ETFs, the Target Maturity Funds indirectly invest in the same investments as the ETFs.

For purposes of the following section, the Large Company Growth Portfolio, the Large Company Value Portfolio, the Small Company Growth Portfolio, the Small Company Value Portfolio and the Wilshire International Equity Fund in which the Funds invest are each referred to as a “Wilshire Underlying Fund” and collectively, as the “Wilshire Underlying Funds”.

Exchange-Traded Funds. All Funds may purchase shares of exchange-traded funds (“ETFs”). An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objective, strategies, and policies. The price of an ETF can fluctuate within a wide range, and a fund could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs are subject to the following risks that do not apply to conventional funds: (1) the market price of the ETF’s shares may trade at a discount to their net asset value; (2) an active trading market for an ETF’s shares may not develop or be maintained; or (3) trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are de-listed from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally.

Most ETFs are investment companies. Therefore, a Fund’s purchase of ETF shares generally are subject to the risks of a Fund’s investments in other investment companies, which are described below under the heading “Investment Companies.”

Repurchase Agreements. Each Fund, the Wilshire Underlying Funds and an ETF may invest in repurchase agreements. The Balanced Fund will invest in repurchase agreements in accordance with its fundamental investment restrictions.  The Equity Fund and the Income Fund will not enter into repurchase agreements if, as a result, more than 10% of the Fund’s total assets would be subject to repurchase agreements maturing in more than seven days. Each Wilshire Underlying Fund may temporarily enter into repurchase agreements for defensive purposes during adverse market conditions or to meet large withdrawals. In addition, these funds only may enter into repurchase agreements providing for settlement in more than seven days after notice or purchase securities which are illiquid, if, in the aggregate, no more than 15% of the value of the portfolio’s net assets would be so invested.

Repurchase agreements are agreements under which a Fund, ETF or a Wilshire Underlying Fund acquires ownership of an obligation (debt instrument or time deposit) and the seller agrees, at the time of the sale, to repurchase the obligation at a mutually agreed upon time and price, thereby determining the yield during the purchaser’s holding period. This results in a fixed rate of return insulated from market fluctuations during such period. If the seller of a repurchase agreement fails to repurchase this obligation in accordance with the terms of the agreement, the investing Fund, ETF or a Wilshire Underlying Fund will incur a loss to the extent that the proceeds on the sale are less than the repurchase price. Repurchase agreements usually involve U.S. government or federal agency securities and, as utilized by a fund, include only those securities in which a fund may otherwise invest. Repurchase agreements are for short periods, most often less than 30 days and usually less than one week. A Fund, except the Balanced Fund, and the Wilshire Underlying Funds intend to enter into repurchase agreements only with domestic commercial and savings banks and savings and loan associations with total assets of at least one billion dollars, or with primary dealers in U.S. government securities. In addition, a Fund (except the Balanced Fund) and the Wilshire Underlying Funds will not enter into repurchase agreements unless (a) the agreement specifies that the securities purchased, and interest accrued thereon, will have an aggregate value in excess of the price paid and (b) the Fund or a Wilshire Underlying Fund takes delivery of the underlying instruments pending repurchase. In entering into a repurchase agreement, a fund is exposed to the risk that the other party to the agreement may be unable to keep its commitment to repurchase. In that event, a fund may incur disposition costs in connection with liquidating the collateral (i.e., the underlying security). Moreover, if bankruptcy proceedings are commenced with respect to the selling party, receipt of the value of the collateral may be delayed or substantially limited and a loss may be incurred if the collateral securing the repurchase agreement declines in value during the bankruptcy proceedings. A Fund and the Wilshire Underlying Funds believe that these risks are not material inasmuch as each fund will evaluate the creditworthiness of all entities with which it proposes to enter into repurchase agreements, and will seek to assure that each such arrangement is adequately collateralized.

Lending Portfolio Securities. A Fund (except the Balanced Fund), a Wilshire Underlying Fund or ETF may seek additional income by lending securities on a short-term basis to banks, brokers and dealers. A Fund may return a portion of the income earned to the borrower or a third party which is unaffiliated with the Trust and acting as a “placing broker.”

The Securities and Exchange Commission (“SEC”) currently requires that the following lending conditions must be met: (1) the fund must receive from the borrower collateral (cash, U.S. government securities or irrevocable bank letters of credit) equal to at least 100% of the market value of the loaned securities; (2) the borrower must increase the collateral if the market value of the loaned securities rises above the level of the collateral; (3) the fund must be able to terminate the loan at any time; (4) the fund must receive a reasonable return on the loan, as well as any dividends, interest or other distributions payable on the loaned securities, and any increase in market value; (5) the fund may pay only reasonable custodian fees in connection with the loan; (6) while voting rights on the loaned securities may pass to the borrower, a fund’s board must be able to terminate the loan and regain the right to vote the securities if a material event adversely affecting the investment occurs; and (7) at the time of making a loan, no more than one-third of the fund’s total assets (including the value of the loan collateral) may be on loan.

Even though loans of portfolio securities are collateralized, a risk of loss of the loaned securities exists if an institution that borrows securities from a fund fails to return the securities and access to the collateral is prevented or delayed.

Reverse Repurchase Agreements and Other Borrowings. Each Fund and certain Wilshire Underlying Funds and ETFs may be authorized to borrow money and may invest in reverse repurchase agreements. If the securities held by a fund should decline in value while borrowings are outstanding, the net asset value of a fund’s outstanding shares will decline in value by proportionately more than the decline in value suffered by a fund’s securities. A fund may borrow through reverse repurchase agreements under which a fund sells portfolio securities to financial institutions such as banks and broker-dealers and agrees to repurchase them at a particular date and price. Reverse repurchase agreements involve the sale of money market or other securities held by a fund with an agreement to repurchase the securities at an agreed upon price, date and interest payment. If it employs reverse repurchase agreements, a fund will use the proceeds to purchase other money market securities and instruments eligible for purchase by that fund either maturing, or under an agreement to resell, at a date simultaneous with or prior to the expiration of the reverse repurchase agreement. At the time it enters into a reverse repurchase agreement, a fund (with the exception of the Balanced Fund) will segregate cash, U.S. government or other appropriate liquid high-grade debt securities having a value at least equal to the repurchase price. At the time the Balanced Fund enters into a reverse repurchase agreement, it will segregate cash, cash equivalents or any other liquid asset, including equity securities and debt securities, having a value at least equal to the repurchase price. A fund will generally utilize reverse repurchase agreements when the interest income to be earned from the investment of the proceeds of the transactions is greater than the interest expense incurred as a result of the reverse repurchase transactions. Reverse repurchase agreements involve the risk that the market value of securities purchased by a fund with the proceeds of the transaction may decline below the repurchase price of the securities that a fund is obligated to repurchase. As a matter of operating policy, the aggregate amount of illiquid repurchase and reverse repurchase agreements will not exceed 10% of any of a fund’s total net assets at the time of initiation. For the Small Cap Fund, the International Equity Fund, the Socially Responsible Fund and the Wilshire Underlying Funds, reverse repurchase agreements, together with any other borrowings, will not exceed, in the aggregate, 33 1/3% of the value of their total assets.  The Balanced Fund will invest in reverse repurchase agreements in accordance with its fundamental investment restrictions and the limits of the 1940 Act. In addition, whenever borrowings (which does not include reverse repurchase agreements that are covered with segregated assets) exceed 5% of a Fund’s or a Wilshire Underlying Fund’s total assets, the fund will not make any additional investments. For the Equity Fund and the Income Fund, reverse repurchase agreements, together with other borrowings, will not exceed 15% of a Fund’s total assets taken at market value. If the asset coverage for such borrowings falls below 300%, a Fund will reduce, within three days, the amount of its borrowings to provide for 300% asset coverage. The Equity Fund and the Income Fund will repay all borrowings before making additional investments.

High-Yield (High-Risk) Securities. To the extent the Balanced Fund, Income Fund or an ETF can invest in high-yield (high-risk) securities (commonly referred to as “junk bonds”), the following sections are applicable. High-yield (high-risk) securities (hereinafter referred to as “lower-quality securities”) include (i) bonds rated as low as “C” by Moody’s, S&P or by Fitch Ratings Ltd. (“Fitch”); (ii) commercial paper rated as low as “C” by S&P, “Not Prime” by Moody’s, or “Fitch 4” by Fitch; and (iii) unrated debt obligations of comparable quality. Lower-quality securities, while generally offering higher yields than investment grade securities with similar maturities, involve greater risks, including the possibility of default or bankruptcy. They are regarded as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal. The special risk considerations in connection with investments in these securities are discussed below.

Effect of Interest Rates and Economic Changes. Interest-bearing securities typically experience appreciation when interest rates decline and depreciation when interest rates rise. The market values of lower-quality and comparable unrated securities tend to reflect individual corporate developments to a greater extent than do higher-rated securities, which react primarily to fluctuations in the general level of interest rates. Lower-quality and comparable unrated securities also tend to be more sensitive to economic conditions than are higher-rated securities. As a result, they generally involve more credit risks than securities in the higher-rated categories. During an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of lower-quality and comparable unrated securities may experience financial stress and may not have sufficient funds to meet their payment obligations. The issuer’s ability to service its debt obligations may also be adversely affected by specific corporate developments, the issuer’s inability to meet specific projected business forecasts or the unavailability of additional financing. The risk of loss due to default by an issuer of these securities is significantly greater than by issuers of higher-rated securities because such securities are generally unsecured and are often subordinated to other creditors. Further, if the issuer of a lower-quality or comparable unrated security defaulted, a fund might incur additional expenses to seek recovery. Periods of economic uncertainty and changes would also generally result in increased volatility in the market prices of these securities and thus in a fund’s net asset value.

As previously stated, the value of a lower-quality or comparable unrated security will generally decrease in a rising interest rate market, and accordingly, so will a fund’s net asset value. If a fund experiences unexpected net redemptions in such a market, it may be forced to liquidate a portion of its portfolio securities without regard to their investment merits. Due to the limited liquidity of lower-quality and comparable unrated securities in the marketplace (discussed below in “Liquidity and Valuation”), a fund may be forced to liquidate these securities at a substantial discount. Any such liquidation would force a fund to sell the more liquid portion of its portfolio.

Payment Expectations. Lower-quality and comparable unrated securities typically contain redemption, call or prepayment provisions which permit the issuer of such securities containing such provisions to, at its discretion, redeem the securities. During periods of falling interest rates, issuers of these securities are likely to redeem or prepay the securities and refinance them with debt securities with a lower interest rate. To the extent an issuer is able to refinance the securities, or otherwise redeem them, a fund may have to replace the securities with a lower-yielding security, which would result in a lower return for a fund.

Credit Ratings. Credit ratings issued by credit rating agencies are designed to evaluate the safety of principal and interest payments of rated securities. They do not, however, evaluate the market value risk of lower-quality securities and, therefore, may not fully reflect the true risks of an investment. In addition, credit rating agencies may or may not make timely changes in a rating to reflect changes in the economy or in the condition of the issuer that affect the market value of the security. Consequently, credit ratings are used only as a preliminary indicator of investment quality.

Investments in lower-quality and comparable unrated obligations may be more dependent on the subadvisers’ credit analysis than would be the case with investments in investment-grade debt obligations. The subadvisers employ their own credit research and analysis, which includes a study of existing debt, capital structure, ability to service debt and to pay dividends, the issuer’s sensitivity to economic conditions, its operating history and the current trend of earnings. The subadvisers continually monitor the investments in the Balanced Fund and Income Fund’s portfolio and carefully evaluate whether to dispose of or to retain lower-quality and comparable unrated securities whose credit ratings or credit quality may have changed.

Liquidity and Valuation. A fund may have difficulty disposing of certain lower-quality and comparable unrated securities because there may be a thin trading market for such securities. Because not all dealers maintain markets in all lower-quality and comparable unrated securities, there is no established retail secondary market for many of these securities. The Income Fund and the Balanced Fund anticipate that such securities could be sold only to a limited number of dealers or institutional investors. To the extent a secondary trading market does exist, it is generally not as liquid as the secondary market for higher-rated securities. The lack of a liquid secondary market may have an adverse impact on the market price of the security. As a result, a fund’s net asset value and ability to dispose of particular securities, when necessary to meet a fund’s liquidity needs or in response to a specific economic event, may be impacted. The lack of a liquid secondary market for certain securities may also make it more difficult for a fund to obtain accurate market quotations for purposes of valuing a fund’s portfolio. Market quotations are generally available on many lower-quality and comparable unrated issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales. During periods of thin trading, the spread between bid and asked prices is likely to increase significantly. In addition, adverse publicity and investor perception, whether or not based on fundamental analysis, may decrease the values and liquidity of lower-quality and comparable unrated securities, especially in a thinly traded market.

Warrants. The Small Cap Fund, the Income Fund, the Balanced Fund, certain ETFs and the Wilshire Underlying Funds may invest in warrants. Warrants are instruments that provide the owner with the right to purchase a specified security, usually an equity security such as common stock, at a specified price (usually representing a premium over the applicable market value of the underlying equity security at the time of the warrant’s issuance) and usually during a specified period of time. While warrants may be traded, there is often no secondary market for them. Moreover, they are usually issued by the issuer of the security to which they relate. The Funds and the Wilshire Underlying Funds will invest in publicly traded warrants only. Warrants do not have any inherent value. To the extent that the market value of the security that may be purchased upon exercise of the warrant rises above the exercise price, the value of the warrant will tend to rise. To the extent that the exercise price equals or exceeds the market value of such security, the warrants will have little or no market value. If warrants remain unexercised at the end of the specified exercise period, they lapse and the investing fund’s investment in them will be lost. In view of the highly speculative nature of warrants, as a matter of operating policy, the Equity Fund, the International Equity Fund, the Socially Responsible Fund, the Income Fund, and the Wilshire Underlying Funds will not invest more than 5% of their respective net assets in warrants.

Rights Offerings. The Equity Fund, the International Equity Fund, the Small Cap Fund, the Socially Responsible Fund and the Wilshire International Equity Fund may participate in rights offerings, which are privileges issued by corporations enabling the owners to subscribe to and purchase a specified number of shares of the corporation at a specified price during a specified period of time. Subscription rights normally have a short life span to expiration. The purchase of rights involves the risk that a fund could lose the purchase value of a right if the right to subscribe to additional shares is not exercised prior to the rights’ expiration. Also, the purchase of rights involves the risk that the effective price paid for the right added to the subscription price of the related security may exceed the value of the subscribed security’s market price such as when there is no movement in the level of the underlying security.

Convertible Preferred Stocks and Debt Securities. The Equity Fund, the International Equity Fund, the Socially Responsible Fund, the Income Fund, the Balanced Fund, the Wilshire International Equity Fund and certain ETFs may invest in convertible preferred stock and debt securities. Certain preferred stocks and debt securities include conversion features allowing the holder to convert securities into another specified security (usually common stock) of the same issuer at a specified conversion ratio (e.g., two shares of preferred for one share of common stock) at some specified future date or period. The market value of convertible securities generally includes a premium that reflects the conversion right. That premium may be negligible or substantial. To the extent that any preferred stock or debt security remains unconverted after the expiration of the conversion period, the market value will fall to the extent represented by that premium.

Preferred Equity Redemption Cumulative Stock. The Equity Fund, the International Equity Fund, the Socially Responsible Fund, the Income Fund and the Balanced Fund may invest in preferred equity redemption cumulative stock. Preferred equity redemption cumulative stock (“PERCS”) is a form of convertible preferred stock which automatically converts into shares of common stock on a predetermined conversion date. PERCS pays a fixed annual dividend rate which is higher than the annual dividend rate of the issuing company’s common stock. However, the terms of PERCS limit an investor’s ability to participate in the appreciation of the common stock (usually capped at approximately 40%). Predetermined redemption dates and prices set by the company upon the issuance of the securities provide the mechanism for limiting the price appreciation of PERCS.

Adjustable Rate Mortgage Securities. The Equity Fund, the International Equity Fund, the Socially Responsible Fund, the Income Fund and the Balanced Fund may invest in adjustable rate mortgage securities. Adjustable rate mortgage securities (“ARMs”) are pass-through mortgage securities collateralized by mortgages with adjustable rather than fixed rates. ARMs eligible for inclusion in a mortgage pool generally provide for a fixed initial mortgage interest rate for either the first three, six, twelve, thirteen, thirty-six or sixty scheduled monthly payments. Thereafter, the interest rates are subject to periodic adjustment based on changes to a designated benchmark index. ARMs contain maximum and minimum rates beyond which the mortgage interest rate may not vary over the lifetime of the security. In addition, certain ARMs provide for limitations on the maximum amount by which the mortgage interest rate may adjust for any single adjustment period. Alternatively, certain ARMs contain limitations on changes in the required monthly payment. In the event that a monthly payment is not sufficient to pay the interest accruing on an ARM, any such excess interest is added to the principal balance of the mortgage loan, which is repaid through future monthly payments. If the monthly payment for such an instrument exceeds the sum of the interest accrued at the applicable mortgage interest rate and the principal payment required at such point to amortize the outstanding principal balance over the remaining term of the loan, the excess is utilized to reduce the then-outstanding principal balance of the ARM.

Types of Credit Enhancement. Mortgage-backed securities and asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on underlying assets to make payments, these securities may contain elements of credit support which fall into two categories: (i) liquidity protection and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to seek to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses resulting from default seeks to ensure ultimate payment of the obligations on at least a portion of the assets in the pool. This protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches. The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquencies or losses in excess of those anticipated could adversely affect the return on an investment in a security. A Fund will not pay any additional fees for credit support, although the existence of credit support may increase the price of a security.  Certain types of structured products may also have structural features, including diversions of cash flow, waterfalls, over-collateralization and other performance tests, and triggers, that may provide credit protection.

Foreign Securities. The Equity Fund, the International Equity Fund, the Small Cap Fund, the Income Fund, the Balanced Fund, the Socially Responsible Fund, the Wilshire Underlying Funds and an ETF may invest in foreign securities. Investors should recognize that investing in foreign securities involves certain special considerations, including those set forth below, which are not typically associated with investing in U.S. securities and which may favorably or unfavorably affect a fund’s performance. As foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to domestic companies, there may be less publicly available information about a foreign company than about a domestic company. Many foreign securities markets, while growing in volume of trading activity, have substantially less volume than the U.S. market, and securities of some foreign issuers are less liquid and more volatile than securities of domestic issuers. Similarly, volume and liquidity in most foreign bond markets is less than in the U.S. and, at times, volatility of prices can be greater than in the U.S. Fixed commissions on some foreign securities exchanges and bid-to-asked spreads in foreign bond markets are generally higher than commissions or bid-to-asked spreads on U.S. markets, although a fund will endeavor to achieve the most favorable net results on its portfolio transactions. There is generally less government supervision and regulation of securities exchanges, brokers and listed companies than in the U.S. It may be more difficult for a fund’s agents to keep currently informed about corporate actions which may affect the prices of portfolio securities. Communications between the U.S. and foreign countries may be less reliable than within the U.S., thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities. Payment for securities without delivery may be required in certain foreign markets. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability or diplomatic developments which could affect U.S. investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. The management of the Funds seeks to mitigate the risks associated with the foregoing considerations through continuous professional management.

Each Fund, certain ETFs and the Wilshire Underlying Funds may invest in securities of foreign issuers that trade on U.S. exchanges. These investments may include American Depositary Receipts (“ADRs”). ADRs may be sponsored by the foreign issuer or may be unsponsored. Unsponsored ADRs are organized independently and without the cooperation of the foreign issuer of the underlying securities. As a result, available information regarding the issuer may not be as current as for sponsored ADRs, and the prices of unsponsored ADRs may be more volatile than if they were sponsored by the issuers of the underlying securities. For purposes of a fund’s investment policies, investments in ADRs will be deemed to be investments in the equity securities representing the securities of foreign issuers into which they may be converted. Investments in foreign securities have additional risks, including future political and economic developments, possible imposition of withholding taxes on income payable on the securities, the possible establishment of currency exchange controls, adoption of other foreign governmental restrictions and possible seizure or nationalization of foreign assets.

Emerging Markets Securities. Emerging markets securities are fixed income and equity securities of foreign companies domiciled, headquartered, or whose primary business activities or principal trading markets are located in emerging and less developed markets (“emerging markets”). Investments in emerging markets securities involve special risks in addition to those generally associated with foreign investing. Many investments in emerging markets can be considered speculative, and the value of those investments can be more volatile than investments in more developed foreign markets. This difference reflects the greater uncertainties of investing in less established markets and economies. Costs associated with transactions in emerging markets securities typically are higher than costs associated with transactions in U.S. securities. Such transactions also may involve additional costs for the purchase or sale of foreign currency. Certain foreign markets (including emerging markets) may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. The fund could be adversely affected by delays in, or a refusal to grant, required governmental approval for repatriation of capital, as well as by the application to the fund of any restrictions on investments. Many emerging markets have experienced substantial rates of inflation for extended periods. Inflation and rapid fluctuations in inflation rates have had and may continue to have adverse effects on the economies and securities markets of certain emerging market countries. Governments of many emerging market countries have exercised and continue to exercise substantial influence over many aspects of the private sector through ownership or control of many companies. The future actions of those governments could have a significant effect on economic conditions in emerging markets, which, in turn, may adversely affect companies in the private sector, general market conditions and prices and yields of certain of the securities in the fund’s portfolio. Expropriation, confiscatory taxation, nationalization and political, economic and social instability have occurred throughout the history of certain emerging market countries and could adversely affect Fund assets should any of those conditions recur. In addition, the securities laws of emerging market countries may be less developed than those to which U.S. issuers are subject.

Real Estate Investment Trusts (REITs).The Socially Responsible Fund and certain ETFs may invest in REITs. REITs pool investor’s funds for investment primarily in income producing real estate or real estate loans or interests. A REIT is not taxed on income distributed to shareholders if it complies with several requirements relating to its organization, ownership, assets, and income and a requirement that it distribute to its shareholders at least 90% of its taxable income (other than net capital gains) for each taxable year. REITs can generally be classified as Equity REITs, Mortgage REITs and Hybrid REITs. Equity REITs, which invest the majority of their assets directly in real property, derive their income primarily from rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs, which invest the majority of their assets in real estate mortgages, derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both Equity REITs and Mortgage REITs. A REIT will not invest in real estate directly, but only in securities issued by real estate companies. However, a REIT may be subject to risks similar to those associated with the direct ownership of real estate (in addition to securities markets risks) because of its policy of concentration in the securities of companies in the real estate industry. These include declines in the value of real estate, risks related to general and local economic conditions, dependency on management skill, heavy cash flow dependency, possible lack of availability of mortgage funds, overbuilding, extended vacancies of properties, increased competition, increases in property taxes and operating expenses, changes in zoning laws, losses due to costs resulting from the clean-up of environmental problems, liability to third parties for damages resulting from environmental problems, casualty or condemnation losses, limitations on rents, changes in neighborhood values, the appeal of properties to tenants and changes in interest rates. Investment in REITs may subject a fund’s shareholders to duplicate management and administrative fees.

Forward Foreign Currency Exchange Contracts. The Small Cap Fund, the Income Fund, the Balanced Fund and the International Equity Fund may invest in foreign currencies. The Income Fund may enter into forward foreign currency exchange contracts to the extent of 20% of the value of its total assets. Forward foreign currency exchange contracts involve an obligation to purchase or sell a specified currency at a future date at a price set at the time of the contract. Forward currency contracts do not eliminate fluctuations in the values of fund securities but rather allow a fund to establish a rate of exchange for a future point in time. A fund may use forward foreign currency exchange contracts to hedge against movements in the value of foreign currencies (including the “Euro” used by certain European Countries) relative to the U.S. dollar in connection with specific fund transactions or with respect to fund positions.

The Small Cap Fund may enter into forward foreign currency exchange contracts when deemed advisable by its subadvisers under two circumstances. First, when entering into a contract for the purchase or sale of a security, the Fund may enter into a forward foreign currency exchange contract for the amount of the purchase or sale price to protect against variations, between the date the security is purchased or sold and the date on which payment is made or received, in the value of the foreign currency relative to the U.S. dollar or other foreign currency. Second, when the Fund’s adviser or a subadviser anticipates that a particular foreign currency may decline relative to the U.S. dollar or other leading currencies, in order to reduce risk, the Fund may enter into a forward contract to sell, for a fixed amount, the amount of foreign currency approximating the value of some or all of the Fund’s securities denominated in such foreign currency. With respect to any forward foreign currency contract, it will not generally be possible to match precisely the amount covered by that contract and the value of the securities involved due to the changes in the values of such securities resulting from market movements between the date the forward contract is entered into and the date it matures. In addition, while forward contracts may offer protection from losses resulting from declines in the value of a particular foreign currency, they also limit potential gains which might result from increases in the value of such currency. The Fund will also incur costs in connection with forward foreign currency exchange contracts and conversions of foreign currencies and U.S. dollars. The Small Cap Fund may also engage in proxy hedging transactions to reduce the effect of currency fluctuations on the value of existing or anticipated holdings of Fund securities. Proxy hedging is often used when the currency to which the Fund is exposed is difficult to hedge or to hedge against the dollar. Proxy hedging entails entering into a forward contract to sell a currency whose changes in value are generally considered to be linked to a currency or currencies in which some or all of the Fund’s securities are, or are expected to be, denominated, and to buy U.S. dollars. Proxy hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to the Fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. In addition, there is the risk that the perceived linkage between various currencies may not be present or may not be present during the particular time that the Fund is engaging in proxy hedging. The Fund may also cross hedge currencies by entering into forward contracts to sell one or more currencies that are expected to decline in value relative to other currencies to which the Fund has or in which the Fund expects to have Fund exposure. In general, currency transactions are subject to risks different from those of other Fund transactions, and can result in greater losses to the Fund than would otherwise be incurred, even when the currency transactions are used for hedging purposes. Because investments in foreign securities usually will involve currencies of foreign countries and to the extent a Fund may hold foreign currencies and forward contracts, futures contracts and options on foreign currencies and foreign currency futures contracts, the value of the assets of such Fund as measured in dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and the Fund may incur costs in connection with conversions between various currencies. Although each Fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. It will do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the “spread”) between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate or exchange should the Fund desire to resell that currency to the dealer. The Fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into options or forward or futures contracts to purchase or sell foreign currencies.

A separate account of the Small Cap Fund consisting of liquid assets equal to the amount of the Fund’s assets that could be required to consummate forward contracts entered into under the second circumstances, as set forth above, will be established with the Fund’s custodian. For the purpose of determining the adequacy of the securities in the account, the deposited securities will be valued at market or fair value. If the market or fair value of such securities declines, additional cash or securities will be placed in the account daily so that the value of the account will equal the amount of such commitments by the Fund.

Dollar Roll Transactions. The Income Fund and the Balanced Fund may engage in dollar roll transactions, which consist of the sale by the Fund to a bank or broker/dealer (the “counterparty”) of the Government National Mortgage Association (“GNMA”) certificates or other mortgage-backed securities together with a commitment to purchase from the counterparty similar, but not identical, securities at a future date, at the same price. The counterparty receives all principal and interest payments, including prepayments, made on the security while it is the holder. The Fund receives a fee from the counterparty as consideration for entering into a commitment to purchase. Dollar rolls may be renewed over a period of several months with a different purchase and repurchase price fixed and a cash settlement made at each renewal without physical delivery of securities. Moreover, the transaction may be preceded by a firm commitment agreement pursuant to which the Fund agrees to buy a security on a future date. The security sold by the Fund that is subject to repurchase at such future date may not be an existing security in the Fund’s holdings. As part of a dollar roll transaction, this is not considered to be a short sale event.

The Fund will segregate cash, U.S. government securities or other liquid assets in an amount sufficient to meet its purchase obligations under the transaction. The Fund will also maintain asset coverage of at least 300% for all outstanding firm commitments, dollar rolls and other borrowings.

Dollar rolls may be treated for purposes of the 1940 Act, as borrowings of the Fund because they involve the sale of a security coupled with an agreement to repurchase. A dollar roll involves costs to the Fund. For example, while the Fund receives a fee as consideration for agreeing to repurchase the security, the Fund forgoes the right to receive all principal and interest payments while the counterparty holds the security. These payments to the counterparty may exceed the fee received by the Fund, thereby effectively charging the Fund interest on its borrowing. Further, although the Fund can estimate the amount of expected principal prepayment over the term of the dollar roll, a variation in the actual amount of prepayment could increase or decrease the cost of the Fund’s borrowing.

The entry into dollar rolls involves potential risks of loss that are different from those related to the securities underlying the transactions. For example, if the counterparty becomes insolvent, the Fund’s right to purchase from the counterparty might be restricted. Additionally, the value of such securities may change adversely before the Fund is able to purchase them. Similarly, the Fund may be required to purchase securities in connection with a dollar roll at a higher price than may otherwise be available on the open market. Since, as noted above, the counterparty is required to deliver a similar, but not identical security to the Fund, the security that is required to buy under the dollar roll may be worth less than an identical security. Finally, there can be no assurance that the Fund’s use of the cash that it receives from a dollar roll will provide a return that exceeds borrowing costs.

Strategic Transactions and Derivatives. The Income Fund, the Balanced Fund, the International Equity Fund, the Socially Responsible Fund, certain ETFs and the Wilshire Underlying Funds may, but are not required to, utilize various other investment strategies as described below to hedge various market risks (such as interest rates and broad or specific equity or fixed-income market movements), to manage the effective maturity or duration of fixed-income securities in such fund’s portfolio or to enhance potential gain. These strategies may be executed through the use of derivative contracts. Such strategies are generally accepted as a part of modern portfolio management and are regularly utilized by many mutual funds and other institutional investors. Techniques and instruments may change over time as new instruments and strategies are developed or regulatory changes occur.

In the course of pursuing these investment strategies, the Funds, the Wilshire Underlying Funds or ETFs may purchase and sell exchange-listed and over-the-counter put and call options on securities, equity and fixed-income indices and other financial instruments, purchase and sell financial futures contracts and options thereon; enter into various interest rate transactions such as swaps, caps floors or collars; and enter into various currency transactions such as currency forward contracts, currency futures contracts, currency swaps or options on currencies or currency futures (collectively, all the above are called “Strategic Transactions”). Strategic Transactions may be used without limit to attempt to protect against possible changes in the market value of securities held in or to be purchased for a Fund’s, ETF’s or a Wilshire Underlying Fund’s unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, to manage the effective maturity or duration of fixed-income securities in a Fund’s, ETF’s or a Wilshire Underlying Fund’s portfolio or to establish a position in the derivatives markets as a temporary substitute for purchasing or selling particular securities. Some Strategic Transactions may also be used to enhance potential gain although no more than 5% of a Fund’s (10% with respect to the Income Fund and up to limits permitted under the 1940 Act with respect to the Balanced Fund) or a Wilshire Underlying Fund’s assets will be committed to Strategic Transactions entered into for non-hedging purposes. Any or all of these investment techniques may be used at any time and in any combination, and there is no particular strategy that dictates the use of one technique rather than another, as use of any Strategic Transaction is a function of numerous variables including market conditions. The ability of a fund to utilize these Strategic Transactions successfully will depend on the subadviser’s ability to predict pertinent market movements, which cannot be assured. A fund will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments. With the exception of the Income Fund and the Balanced Fund, Strategic Transactions involving financial futures and options thereon will be purchased, sold or entered into only for bona fide hedging, risk management or portfolio management purposes and not for speculative purposes. The Income Fund and the Balanced Fund may use Strategic Transactions for non-hedging purposes to enhance potential gain.

Strategic Transactions, including derivative contracts, have risks associated with them, including possible default by the other party to the transaction, illiquidity and, to the extent the subadviser’s view as to certain market movements is incorrect, the risk that the use of such Strategic Transactions could result in losses greater than if they had not been used. Use of put and call options may result in losses to a fund, force the sale or purchase of portfolio securities at inopportune times or for prices higher than (in the case of put options) or lower than (in the case of call options) current market values, limit the amount of appreciation a fund can realize on its investments or cause the fund to hold a security it might otherwise sell. The use of currency transactions can result in a fund incurring losses as a result of a number of factors including the imposition of exchange controls, suspension of settlements or the inability to deliver or receive a specified currency. The use of options and futures transactions entails certain other risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of a fund creates the possibility that losses on the hedging instrument may be greater than gains in the value of the fund’s position. In addition, futures and options markets may not be liquid in all circumstances and certain over-the-counter options may have no markets. As a result, in certain markets, a fund might not be able to close out a transaction without incurring substantial losses, if at all. Although the use of futures and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time it tends to limit any potential gain which might result from an increase in value of such position. Finally, the daily variation margin requirements for futures contracts would create a greater ongoing potential financial risk than would purchases of options, where the exposure is limited to the cost of the initial premium. Losses resulting from the use of Strategic Transactions would reduce net asset value, and possibly income, and such losses can be greater than if the Strategic Transactions had not been utilized.

In addition to the instruments and strategies discussed in this section, a subadviser may discover additional opportunities in connection with derivatives, strategic transactions and other similar or related techniques. These new opportunities may become available as a subadviser develops new techniques, as regulatory authorities broaden the range of permitted transactions and as new derivatives, strategic transactions and other techniques are developed. A subadviser may utilize these opportunities and techniques to the extent that they are consistent with each Fund’s respective investment objective and investment limitations and applicable regulatory authorities.  These opportunities and techniques may involve risks different from, or in addition to, those summarized herein.

This discussion is not intended to limit the Funds’ investment flexibility, unless such a limitation is expressly stated, and therefore will be construed by each Fund as broadly as possible.  Statements concerning what each Fund may do are not intended to limit any other activity.  Also, as with any investment or investment technique, even when the Prospectus or this discussion indicates that a Fund may engage in an activity, it may not actually do so for a variety of reasons, including cost considerations.

General Characteristics of Options. To the extent consistent with their respective investment objectives, the Income Fund, the Balanced Fund, the Small Cap Fund, the International Equity Fund, the Socially Responsible Fund, certain ETFs and the Wilshire Underlying Funds may invest in options. Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instruments on which they are purchased or sold. Thus, the following general discussion relates to each of the particular types of options discussed in greater detail below. In addition, many Strategic Transactions involving options require segregation of fund assets in special accounts.

A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer the obligation to buy, the underlying security, commodity, index, currency or other instrument at the exercise price. For instance, a fund’s purchase of a put option on a security might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value by giving the fund, the right to sell such instrument at the option exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. A fund’s purchase of a call option, on a security, financial future, index, currency or other instrument might be intended to protect the fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase such instrument. An American-style put or call option may be exercised at any time during the option period thereto. A Fund, ETF or the Wilshire Underlying Funds may purchase and sell exchange-listed options and over-the-counter options (“OTC options”). Exchange-listed options are issued by a regulated intermediary such as the Options Clearing Corporation (“OCC”), which guarantees the performance of the obligations of the parties to such options. The discussion below uses the OCC as an example, but is also applicable to other financial intermediaries.

With certain exceptions, OCC issued and exchange listed options generally settle by physical delivery of the underlying security or currency, although in the future cash settlement may become available. Index options and Eurodollar instruments are cash settled for the net amount, if any, by which the option is “in-the-money” (i.e., where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the underlying instrument.

A fund’s ability to close out its position as a purchaser or seller of an OCC or exchange listed put or call option is dependent, in part, upon the liquidity of the option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities including reaching daily price limits; (iv) interruption of the normal operations of the OCC or an exchange; (v) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options for a particular class or series of options, in which event the relevant market for that option on that exchange would cease to exist, although outstanding options on that exchange would generally continue to be exercisable in accordance with their terms.

The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

OTC options are purchased from or sold to securities dealers, financial institutions or other parties (“Counterparties”) through direct bilateral agreement with the Counterparty. In contracts to exchange listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are set by negotiation of the parties. A Fund, except the Balanced Fund, or the Wilshire Underlying Funds will only sell OTC options (other than OTC currency options) that are subject to a buy-back provision permitting the Fund or the Wilshire Underlying Funds to require the Counterparty to sell the option back to the Fund or the Wilshire International Equity Fund at a formula price within seven days. The Funds and the Wilshire Underlying Funds expect generally to enter into OTC options that have cash settlement provisions, although they are not required to do so.

Unless the parties provide for it, there is no central clearing or guaranty function in an OTC option. As a result, if the Counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has entered into with a fund fails to make a cash settlement payment due in accordance with the terms of that option, the fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Accordingly, the subadviser or adviser must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty’s credit to determine the likelihood that the terms of the OTC option will be satisfied. A Fund, except the Balanced Fund, or the Wilshire Underlying Funds will engage in OTC option transactions only with U.S. Government securities dealers recognized by the Federal Reserve Bank of New York as “primary dealers” or broker/dealers, domestic or foreign banks or other financial institutions which have received (or the guarantors of the obligation of which have received) a short-term credit rating of A-1 from S&P or P-1 from Moody’s or an equivalent rating from any nationally recognized statistical rating organization (“NRSRO”) or, in the case of OTC currency transactions, are determined to be of equivalent credit quality by the subadviser. The staff of the SEC currently takes the position that OTC options purchased by a fund, and portfolio securities “covering” the amount of a fund’s obligation pursuant to an OTC option sold by it (the cost of the sell-back plus the in-the-money amount, if any), are illiquid, and may be subject to the Fund’s, ETF’s or the Wilshire Underlying Fund’s limitation on investing in illiquid securities. If a Fund or a Wilshire Underlying Fund exceeds the limits specified above, the fund will take prompt steps to reduce its holdings in illiquid securities.

If a fund sells a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments in its portfolio, or will increase the fund’s income. The sale of put options can also provide income. The funds may purchase and sell call options on securities including U.S. Treasury and agency securities, mortgage-backed securities, corporate debt securities, equity securities (including convertible securities) and Eurodollar instruments that are traded on U.S. and foreign securities exchanges and in the over-the-counter markets, and on securities, indices, currencies and futures contracts. All calls sold by a fund must be “covered” (i.e., the fund, must own the securities or futures contract subject to the call) or must meet the asset segregation requirements described below as long as the call is outstanding. Even though a fund will receive the option premium to help protect it against loss, a call sold by the fund exposes the fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require the fund to hold a security or instrument which it might otherwise have sold.

The Funds, ETF or the Wilshire Underlying Funds may purchase and sell put options on securities including U.S. Treasury and agency securities, mortgage-backed securities, foreign sovereign debt, corporate debt securities (including convertible securities) and Eurodollar instruments (whether or not they hold the above securities in their portfolios), and on securities indices, currencies and futures contracts other than futures on individual corporate debt and individual equity securities. The Funds, except the Balanced Fund, or the Wilshire Underlying Funds will not sell put options if, as a result, more than 50% of a Fund’s assets would be required to be segregated to cover its potential obligations under such put options other than those with respect to futures and options thereon. The Balanced Fund will sell put options in accordance with the 1940 Act. In selling put options, there is a risk that the fund may be required to buy the underlying security at a disadvantageous price above the market price.

When a fund purchases a put option, the premium paid by it is recorded as an asset of the fund. When a fund writes an option, an amount equal to the net premium (the premium less the commission) received by the fund is included in the liability section of the fund’s statement of assets and liabilities as a deferred credit. The amount of this asset or deferred credit will be subsequently marked to market to reflect the current value of the option purchased or written. The current value of the traded option is the last sale price or, in the absence of sale, the mean between the last bid and asked price. If an option purchased by a fund expires unexercised, the fund realizes a loss equal to the premium paid. If a fund enters into a closing sale transaction on an option purchased by it, the fund will realize a gain if the premium received by the fund on the closing transaction is more than the premium paid to purchase the option, or a loss if it is less. If an option written by a fund expires on the stipulated expiration date or if a fund enters into a closing purchase transaction, it will realize a gain (or loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold) and the deferred credit related to such option will be eliminated. If an option written by a fund is exercised, the proceeds of the sale will be increased by the net premium originally received and the fund will realize a gain or loss.

There are several risks associated with transactions in options on securities and indexes. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. In addition, a liquid secondary market for particular options, whether traded over-the-counter or on a national securities exchange (“Exchange”), may be absent for reasons which include the following: there may be insufficient trading interest in certain options; restrictions may be imposed by an Exchange on opening transactions or closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; unusual or unforeseen circumstances may interrupt normal operations on an Exchange; the facilities of an Exchange or the OCC may not at all times be adequate to handle current trading volume; or one or more Exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that Exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by the OCC as a result of trades on that Exchange would continue to be exercisable in accordance with their terms.

General Characteristics of Futures. To the extent consistent with their respective investment objectives, a Fund, certain ETFs and the Wilshire Underlying Funds may enter into financial futures contracts or purchase or sell put and call options on such futures primarily as a hedge against anticipated interest rate, currency or equity market changes, for duration management and for risk management purposes.  The Balanced Fund may also engage in futures for speculative purposes.  Futures are generally bought and sold on the commodities exchanges where they are listed with payment of initial and variation margin as described below.

The sale of a futures contract creates a firm obligation by a fund, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to index futures and Eurodollar instruments, the net cash amount). Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract and obligates the seller to deliver such position.

A fund’s use of financial futures and options thereon will be consistent with applicable regulatory requirements and in particular the rules and regulations of the Commodity Futures Trading Commission. Typically, maintaining a futures contract or selling an option thereon requires a fund to deposit with a financial intermediary as security for its obligations an amount of cash or other specified assets (initial margin) which initially is typically 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets (variation margin) may be required to be deposited thereafter on a daily basis as the mark-to-market value of the contract fluctuates. The purchase of an option on financial futures involves payment of a premium for the option without any further obligation on the part of the fund. If a fund exercises an option on a futures contract it will be obligated to post initial margin (and potential subsequent variation margin) for the resulting futures position just as it would for any position. Futures contracts and options thereon are generally settled by entering into an offsetting transaction, but there can be no assurance that the position can be offset prior to settlement at an advantageous price, nor that delivery will occur.

A notice of eligibility for exclusion from the definition of the term “commodity pool operator” has been filed with the National Futures Association with respect to each Fund. If a Fund is no longer able to claim the exclusion, Wilshire would be required to register as a “commodity pool operator” on behalf of the Fund and the Fund and Wilshire would be subject to regulation under the Commodity Exchange Act.

Options on Securities Indices and Other Financial Indices. Each of the Funds, the Wilshire Underlying Funds and certain ETFs also may purchase and sell call and put options on securities indices and other financial indices and in so doing can achieve many of the same objectives it would achieve through the sale or purchase of options on individual securities or other instruments. Options on securities indices and other financial indices are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, they settle by cash settlement, i.e., an option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option (except if, in the case of an OTC option, physical delivery is specified). This amount of cash is equal to the excess of the closing price of the index over the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated, in return for the premium received, to make delivery of this amount. The gain or loss on an option on an index depends on price movements in the instruments making up the market, market segment, industry or other composite on which the underlying index is based, rather than price movements in individual securities, as is the case with respect to options on securities.

Synthetic Investment Risk. The Balanced Fund may be exposed to certain additional risks should the Balanced Fund’s subadviser use derivatives transactions as a means to synthetically implement the Fund’s investment strategies. Customized derivative instruments will likely be highly illiquid, and it is possible that the Balanced Fund will not be able to terminate such derivative instruments prior to their expiration date or that the penalties associated with such a termination might impact the Fund’s performance in a materially adverse manner. Synthetic investments may be imperfectly correlated to the investment the Balanced Fund’s subadviser is seeking to replicate. There can be no assurance that the subadviser’s judgments regarding the correlation of any particular synthetic investment will be correct. The Balanced Fund may be exposed to certain additional risks associated with derivatives transactions should the subadviser use derivatives as a means to synthetically implement the Fund’s investment strategies. The Balanced Fund would be subject to counterparty risk in connection with such transactions. If the Balanced Fund enters into a derivative instrument whereby it agrees to receive the return of a security or financial instrument or a basket of securities or financial instruments, it will typically contract to receive such returns for a predetermined period of time. During such period, the Balanced Fund may not have the ability to increase or decrease its exposure. In addition, such customized derivative instruments will likely be highly illiquid, and it is possible that the Balanced Fund will not be able to terminate such derivative instruments prior to their expiration date or that the penalties associated with such a termination might impact the Fund’s performance in a material adverse manner. Furthermore, derivative instruments typically contain provisions giving the counterparty the right to terminate the contract upon the occurrence of certain events, such as a decline in the value of the reference securities and material violations of the terms of the contract or the portfolio guidelines as well as other events determined by the counterparty. If a termination were to occur, the Balanced Fund’s return could be adversely affected as it would lose the benefit of the indirect exposure to the reference securities and it may incur significant termination expenses.

Currency Transactions. In general, the Funds’ or ETFs’ dealings in forward currency contracts and other currency transactions such as futures, options, options on futures and swaps will be limited to hedging involving either specific transactions or portfolio positions. The Income Fund and Balanced Fund, however, can invest up to 10% and up to 1940 Act limits respectively of their assets in such transactions for non-hedging purposes. Currency transactions include forward currency contracts, exchange listed currency futures, exchange listed and OTC options on currencies, and currency swaps. A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A currency swap is an agreement to exchange cash flows based on the notional difference among two or more currencies and operates similarly to an interest rate swap, which is described below. The Funds may enter into currency transactions with Counterparties which have received (or the guarantors of the obligations which have received) a credit rating of A-1 or P-1 by S&P or Moody’s, respectively, or that have an equivalent rating from an NRSRO or are determined to be of equivalent credit quality by the subadviser.

Except as noted above, the Funds’ or ETFs’ dealings in forward currency contracts and other currency transactions such as futures, options, options on futures and swaps will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging is entering into a currency transaction with respect to specific assets or liabilities of a Fund, the Wilshire International Equity Fund or ETF, which will generally arise in connection with the purchase or sale of its portfolio securities or the receipt of income therefrom. Position hedging is entering into a currency transaction with respect to portfolio security positions denominated or generally quoted in that currency.

The Funds (with the exception of the Balanced Fund) will not enter into a transaction to hedge currency exposure to an extent greater, after all transactions intended wholly or partially to offset other transactions, than the aggregate market value (at the time of entering into the transaction) of the securities held in its portfolio that are denominated or generally quoted in or currently convertible into such currency, other than with respect to proxy hedging or cross-hedging as described below.

The Funds may also cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which a Fund has or in which a Fund expects to have portfolio exposure.

To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities, the Funds may also engage in proxy hedging. Proxy hedging is often used when the currency to which a fund’s portfolio is exposed is difficult to hedge or to hedge against the dollar. Proxy hedging entails entering into a commitment or option to sell a currency whose changes in value are generally considered to be correlated to a currency or currencies in which some or all of a fund’s portfolio securities are or are expected to be denominated, in exchange for U.S. dollars. The amount of the commitment or option would not exceed the value of a fund’s securities denominated in correlated currencies. Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to a fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, there is the risk that the perceived correlation between various currencies may not be present, or may not be present during the particular time that a fund is engaging in proxy hedging. If a fund enters into a currency hedging transaction, the fund will comply with the asset segregation requirements described below.

Risks of Currency Transactions. Currency transactions are subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be negatively affected by government exchange controls, blockages and manipulations or exchange restrictions imposed by governments. These can result in losses to a fund if it is unable to deliver or receive currency or funds in settlement of obligations, and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Buyers and sellers of currency futures are subject to the same risks that apply to the use of futures generally. Further, settlement of currency futures contracts for the purchase of most currencies must occur at a bank based in the issuing nation. The ability to establish and close out positions on options on currency futures is subject to the maintenance of a liquid market which may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country’s economy.

Combined Transactions. A Fund, the Wilshire International Equity Fund and ETF may enter into multiple transactions, which may include multiple options transactions, multiple futures transactions, multiple currency transactions (including forward currency contracts) and multiple interest rate transactions and any combination of futures, options, currency and interest rate transactions (“component” transactions), instead of a single Strategic Transaction, as part of a single or combined strategy when, in the opinion of a subadviser, it is in the best interests of a fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions are normally entered into based on the subadviser’s judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.

Swaps, Caps, Floors and Collars. Among the Strategic Transactions into which certain Funds and certain ETFs may enter are interest rate, currency, credit default and index swaps and the purchase or sale of related caps, floors and collars. The Funds may enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. Interest rate swaps involve the exchange by the fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such cap to the extent that a specific index exceeds a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.

The Funds will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the fund receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as these swaps, caps, floors and collars are entered into for good-faith hedging purposes, the subadviser, the Funds believe such obligations do not constitute senior securities under the 1940 Act, and, accordingly, will not treat them as being subject to the 1940 Act’s borrowing restrictions. The Funds will not enter into any swap, cap, floor or collar transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the Counterparty, combined with any credit enhancements, is rated at least A by S&P or Moody’s or has an equivalent rating from an NRSRO or is determined to be of equivalent credit quality by the subadviser. If there is a default by the Counterparty, the Funds may have contractual remedies pursuant to the agreements related to the transaction.

Eurodollar Instruments. A Fund, the Wilshire International Equity Fund or ETF may make investments in Eurodollar instruments. Eurodollar instruments are U.S. dollar-denominated futures contracts or options thereon which are linked to the London Interbank Offered Rate (“LIBOR”), although foreign currency-denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowing. The Funds, the Wilshire International Equity Fund or ETFs may use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed income instruments are linked.

Euro Risk. A Fund, certain ETFs and the Wilshire Underlying Funds may invest in securities issued by companies operating in Europe. Investments in a single region, even though representing a number of different countries within the region, may be affected by common economic forces and other factors. A Fund, a Wilshire Underlying Fund or an ETF may be subject to greater risk of adverse events which occur in the European region and may experience greater volatility than a fund that is more broadly diversified geographically. Political or economic disruptions in European countries, even in countries in which the fund is not invested may adversely affect the security values and thus the fund’s holdings. A significant number of countries in Europe are member states in the European Union (the “EU”), and the member states no longer control their own monetary policies by directing independent interest rates for their currencies. In these member states, the authority to direct monetary policies, including money supply and official interest rates for the EURO, is exercised by the European Central Bank. Furthermore, the European sovereign debt crisis has had, and continues to have, a significant negative impact on the economies of certain European countries and their future economic outlooks.

Risks of Strategic Transactions Outside the U.S. When conducted outside the U.S., Strategic Transactions may not be regulated as rigorously as in the U.S., may not involve a clearing mechanism and related guarantees and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of such positions also could be adversely affected by (i) other complex foreign, political, legal and economic factors, (ii) lesser availability than in the U.S. of data on which to make trading decisions, (iii) delays in a fund’s ability to act upon economic events occurring in foreign markets during non-business hours in the U.S., (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the U.S. and (v) lower trading volume and liquidity.

Use of Segregated and Other Special Accounts. Many Strategic Transactions, in addition to other requirements, require that a fund or ETF segregate liquid, high-grade assets to the extent fund obligations are not otherwise “covered” through ownership of the underlying security, financial instrument or currency. In general, either the full amount of any obligation by a fund to pay or deliver securities or assets must be covered at all times by the securities, instruments or currency required to be delivered, or, subject to any regulatory restrictions, an amount of cash or liquid high-grade securities at least equal to the current amount of the obligation must be segregated with the custodian. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. For example, a call option written by a fund will require the fund to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate liquid high-grade securities sufficient to purchase and deliver the securities if the call is exercised. A call option sold by a fund on an index will require the fund to own portfolio securities which correlate with the index or to segregate liquid high-grade assets equal to the excess of the index value over the exercise price on a current basis. A put option written by a fund requires the fund to segregate liquid high-grade assets equal to the exercise price.

Except when a fund enters into a forward contract for the purchase or sale of a security denominated in a particular currency which requires no segregation, a currency contract which obligates a fund to buy or sell currency will generally require the fund to hold an amount of that currency or liquid securities denominated in that currency equal to the fund’s obligations or to segregate liquid high-grade assets equal to the amount of the fund’s obligation.

OTC options entered into by the Funds, the Wilshire Underlying Funds or ETFs, including those on securities, currency, financial instruments or indices and OCC-issued and exchange listed index options, will generally provide for cash settlement. As a result, when a fund sells these instruments, it will only segregate an amount of assets equal to its accrued net obligations, as there is no requirement for payment or delivery of amounts in excess of the net amount. These amounts will equal 100% of the exercise price in the case of a non-cash-settled put, the same as an OCC- guaranteed listed option sold by a fund or the in-the-money amount plus any sell-back formula amount in the case of a cash-settled put or call. In addition, when a fund sells a call option on an index at a time when the in-the-money amount exceeds the exercise price, the fund will segregate, until the option expires or is closed out, cash or cash equivalents equal in value to such excess. OCC-issued and exchange listed options sold by a fund, other than those above generally settle with physical delivery, or with an election of either physical delivery or cash settlement, and the fund will segregate an amount of assets equal to the full value of the option. OTC options settling with physical delivery, or with an election of either physical delivery or cash settlement, will be treated the same as other options settling with physical delivery.

In the case of a futures contract or an option thereon, a fund must deposit initial margin and possible daily variation margin in addition to segregating assets sufficient to meet its obligation to purchase or provide securities or currencies, or to pay the amount owed at the expiration of an index-based futures contract. Such assets may consist of cash, cash equivalents, liquid debt or equity securities or other acceptable assets.

With respect to swaps, a fund will accrue the net amount of the excess, if any, of its obligations over its entitlements with respect to each swap on a daily basis and will segregate an amount of cash or liquid high grade securities having a value equal to the accrued excess. Caps, floors and collars require segregation of assets with a value equal to the fund’s net obligations, if any.

Strategic Transactions may be covered by other means when consistent with applicable regulatory policies. Each Fund, the Wilshire Underlying Funds or ETF may also enter into offsetting transactions so that its combined position, coupled with any segregated assets, equals its net outstanding obligations in related options and Strategic Transactions. For example, a fund could purchase a put option if the strike price of that option is the same as or higher than the strike price of a put option sold by the fund. Moreover, instead of segregating assets if a fund held a futures or forward contract, it could purchase a put option on the same futures or forward contract with a strike price as high or higher than the price of the contract held. Other Strategic Transactions may also be offset in combinations. If the offsetting transaction terminates at the time of or after the primary transaction, no segregation is required, but if it terminates prior to such time, assets equal to any remaining obligation would need to be segregated.

The Funds, the Wilshire Underlying Funds or ETFs’ activities involving Strategic Transactions may be limited by the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), for qualification as a regulated investment company. (See “Tax Matters” section).

Notwithstanding the language above, the Balanced Fund may segregate cash, cash equivalents or any other liquid asset, including equity securities and debt securities (i.e., not just cash or high grade securities).

Variable and Floating Rate Instruments. The Income Fund, the Balanced Fund and the Small Cap Fund may invest in variable and floating rate instruments. With respect to purchasable variable and floating rate instruments, the subadvisers will consider the earning power, cash flows and liquidity ratios of the issuers and guarantors of such instruments and, if the instruments are subject to a demand feature, will monitor their financial status to meet payment on demand. Such instruments may include variable amount demand notes that permit the indebtedness thereunder to vary in addition to providing for periodic adjustments in the interest rate. The absence of an active secondary market with respect to particular variable and floating rate instruments could make it difficult for a Fund to dispose of a variable or floating rate note if the issuer defaulted on its payment obligation or during periods that a Fund is not entitled to exercise its demand rights, and a fund could, for these or other reasons, suffer a loss with respect to such instruments. In determining average-weighted fund maturity, an instrument will be deemed to have a maturity equal to either the period remaining until the next interest rate adjustment or the time a fund involved can recover payment of principal as specified in the instrument, depending on the type of instrument involved.

Money Market Obligations of Domestic Banks, Foreign Banks and Foreign Branches of U.S. Banks. The Income Fund, the Balanced Fund, and the Small Cap Fund may purchase bank obligations, such as certificates of deposit, bankers’ acceptances and time deposits, including instruments issued or supported by the credit of U.S. or foreign banks or savings institutions having total assets at the time of purchase in excess of $1 billion. The assets of a bank or savings institution will be deemed to include the assets of its domestic and foreign branches for purposes of a fund’s investment policies. Investments in short-term bank obligations may include obligations of foreign banks and domestic branches of foreign banks, and also foreign branches of domestic banks.

Mortgage-Backed Securities. The Small Cap Fund, the Income Fund, the Balanced Fund and certain ETFs may invest in mortgage-backed securities. Mortgage-backed securities represent interests in pools of mortgage loans made by lenders such as commercial banks and savings and loan institutions. Pools of mortgage loans are assembled for sale to investors by various government-related organizations. There are a number of important differences among the agencies and instrumentalities of the U.S. government that issue mortgage-backed securities and among the securities that they issue.

Mortgage-backed securities guaranteed by the GNMA include GNMA Mortgage Pass-Through Certificates (also known as “Ginnie Maes”) which are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the United States. GNMA is a wholly-owned U.S. government corporation within the Department of Housing and Urban Development. GNMA certificates also are supported by the authority of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee. Mortgage-backed securities issued by the Federal National Mortgage Association (“FNMA”) include FNMA-guaranteed Mortgage Pass-Through Certificates (also known as “Fannie Maes”) which are solely the obligations of the FNMA, are not backed by or entitled to the full faith and credit of the United States and are supported by the right of the issuer to borrow from the Treasury. FNMA is a government-sponsored organization owned entirely by private stockholders. Fannie Maes are guaranteed as to timely payment of principal and interest by FNMA. Mortgage-backed securities issued by the Federal Home Loan Mortgage Corporation (“FHLMC”) include FHLMC Mortgage Participation Certificates (also known as “Freddie Macs” or “PCs”). FHLMC is a corporate instrumentality of the United States, created pursuant to an Act of Congress, which is owned entirely by Federal Home Loan Banks. Freddie Macs are not guaranteed by the United States or by any Federal Home Loan Banks and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by the FHLMC. FHLMC guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When FHLMC does not guarantee timely payment of principal, FHLMC may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable.

On September 7, 2008, the U.S. Treasury announced a federal takeover of FNMA and FHLMC, placing the two federal instrumentalities in conservatorship. Under the takeover, the U.S. Treasury agreed to acquire senior preferred stock of each instrumentality and obtained warrants for the purchase of common stock of each instrumentality. The U.S. Treasury also pledged to make additional capital contributions as needed to help ensure that the instrumentalities maintain a positive net worth and meet their financial obligations, preventing mandatory triggering of receivership. FNMA and FHLMC continue to rely on the support of the U.S. Treasury to continue operations, and it is not known when the conservatorships will be terminated or what changes will be made to their operations following the conservatorships.

Mortgage-backed securities differ from traditional debt securities. Among the major differences are that interest and principal payments are made more frequently, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans generally may be prepaid at any time. Since prepayment rates vary widely, it is not possible to accurately predict the average maturity of a particular mortgage-backed pool; however, statistics published by the Federal Housing Authority indicate that the average life of mortgages with 25- to 30-year maturities (the type of mortgages backing the vast majority of mortgage-backed securities) is approximately 12 years. Mortgage-backed securities may decrease in value as a result of increases in interest rates and may benefit less than other fixed-income securities from declining interest rates because of the risk of prepayment.

Collateralized Mortgage Obligations (“CMOs”) and Multiclass Pass-Through Securities. CMOs are debt obligations collateralized by mortgage loans or mortgage pass-through securities. Typically, CMOs are collateralized by GNMA, FNMA or FHLMC Certificates, but also may be collateralized by whole loans or private mortgage pass-through securities (“Mortgage Assets”). Multiclass pass-through securities are equity interests held in a trust composed of Mortgage Assets. Payments of principal and of interest on the Mortgage Assets, and any reinvestment income thereon, provide the capital to pay debt service on the CMOs or make scheduled distributions on the multiclass pass-through securities. CMOs may be issued by agencies or instrumentalities of the U.S. government or by private originators of, or investors in, mortgage loans, including depositary institutions, mortgage banks, investment banks and special purpose subsidiaries of the foregoing.

In a CMO, a series of bonds or certificates is issued in multiple classes. Each class of CMOs is issued at a specific fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Interest is paid or accrued on all classes of CMOs on a monthly, quarterly or semi-annual basis. The principal of and interest on the Mortgage Assets may be allocated among the several classes of a CMO series in a number of different ways. Generally, the purpose of the allocation of the cash flow of a CMO to the various classes is to obtain a more predictable cash flow to the individual class than exists with the underlying collateral of the CMO. As a general rule, the more predictable the cash flow to a particular CMO the lower the anticipated yield will be on that class at the time of issuance relative to prevailing market yields on mortgage-backed securities.

The Income Fund and the Balanced Fund may invest in CMOs, including but not limited to, parallel pay CMOs and Planned Amortization Class CMOs (“PAC Bonds”). Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO structures, must be retired by its stated maturity date or final distribution date but may be retired earlier. PAC Bonds generally require payments of a specified amount of principal on each payment date. PAC Bonds always are parallel pay CMOs with the required principal payment on such securities having the highest priority after interest has been paid to all classes.

Asset-Backed Securities. The Small Cap Fund, the Income Fund, the Balanced Fund and certain ETFs may invest in asset-backed securities. Asset-backed securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in an underlying pool of assets, or as debt instruments, which are also known as collateralized obligations, and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. Through the use of trusts and special purpose corporations, various types of assets, primarily automobile and credit card receivables, are pooled and securitized. Asset-backed securities may also include other future expected receivables of assets or cash.  Asset-backed securities generally do not have the benefit of the same security interest in the related collateral as is the case with mortgage-backed securities. There is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities.

Asset-backed securities present certain risks that are not presented by mortgage-backed securities. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, some of which may reduce the ability to obtain full payment. In the case of automobile receivables, the security interest in the underlying automobiles is often not transferred when the pool is created, with the resulting possibility that the collateral could be resold. In general, these types of loans are of shorter average life than mortgage loans and are less likely to have substantial prepayments.

In general, the collateral supporting asset-backed securities is of shorter maturity than mortgage-related securities. Like other fixed-income securities, when interest rates rise, the value of an asset-backed security generally will decline; however, when interest rates decline, the value of an asset-backed security with prepayment features may not increase as much as that of other fixed-income securities.

Structured Notes.  The Balanced Fund may invest in structured notes. Structured notes are debt obligations that also contain an embedded derivative component with characteristics that adjust the obligation’s risk/return profile. Generally, the performance of a structured note will track that of the underlying debt obligation and the derivative embedded within it. The Balanced Fund has the right to receive periodic interest payments from the issuer of the structured notes at an agreed-upon interest rate and a return of the principal at the maturity date. Structured notes are typically privately negotiated transactions between two or more parties. The Balanced Fund bears the risk that the issuer of the structured note would default or become bankrupt which may result in the loss of principal investment and periodic interest payments expected to be received for the duration of its investment in the structured notes. If one of the underlying corporate credit instruments defaults, the Balanced Fund may receive the security or credit instrument that has defaulted, or alternatively a cash settlement may occur, and the Fund’s principal investment in the structured note would be reduced by the corresponding face value of the defaulted security. The market for structured notes may be, or suddenly can become, illiquid. The other parties to the transaction may be the only investors with sufficient understanding of the derivative to be interested in bidding for it. Changes in liquidity may result in significant, rapid, and unpredictable changes in the prices for structured notes. In certain cases, a market price for a credit-linked security may not be available.

Credit-Linked Notes.  The Balanced Fund may invest in credit-linked notes.  Credit-linked notes are a type of structured note. The difference between a credit default swap and a credit-linked note is that the seller of a credit-linked note receives the principal payment from the buyer at the time the contract is originated. Through the purchase of a credit-linked note, the buyer assumes the risk of the reference asset and funds this exposure through the purchase of the note. The buyer takes on the exposure to the seller to the full amount of the funding it has provided. The seller has hedged its risk on the reference asset without acquiring any additional credit exposure. The Balanced Fund has the right to receive periodic interest payments from the issuer of the credit-linked note at an agreed-upon interest rate and a return of principal at the maturity date.

Credit-linked notes are subject to the credit risk of the corporate credits referenced by the note. If one of the underlying corporate credits defaults, the Fund may receive the security that has defaulted, and the Balanced Fund’s principal investment would be reduced by the difference between the original face value of the reference security and the current value of the defaulted security. Credit-linked notes are typically privately negotiated transactions between two or more parties. The Balanced Fund bears the risk that the issuer of the credit-linked note will default or become bankrupt. The Balanced Fund bears the risk of loss of its principal investment, and the periodic interest payments expected to be received for the duration of its investment in the credit-linked note.

Collateralized Debt Obligations (“CDOs”).  The Balanced Fund may invest in CDOs.  A CDO is an asset-backed security whose underlying collateral is typically a portfolio of bonds, bank loans, other structured finance securities and/or synthetic instruments. Where the underlying collateral is a portfolio of bonds, a CDO is referred to as a collateralized bond obligation (“CBO”). Where the underlying collateral is a portfolio of bank loans, a CDO is referred to as a collateralized loan obligation (“CLO”). Investors in CDOs bear the credit risk of the underlying collateral. Multiple tranches of securities are issued by the CDO, offering investors various maturity and credit risk characteristics. Tranches are categorized as senior, mezzanine, and subordinated/equity, according to their degree of risk. If there are defaults or the CDO’s collateral otherwise underperforms, scheduled payments to senior tranches take precedence over those of mezzanine tranches, and scheduled payments to mezzanine tranches take precedence over those to subordinated/equity tranches. CDOs are subject to the same risk of prepayment described with respect to certain mortgage-related and asset-backed securities. The value of CDOs may be affected by changes in the market’s perception of the creditworthiness of the servicing agent for the pool or the originator.

A CLO is a trust or other special purpose entity that is comprised of or collateralized by a pool of loans, including domestic and non-U.S. senior secured loans, senior unsecured loans and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The loans generate cash flow that is allocated among one or more classes of securities (“tranches”) that vary in risk and yield. The most senior tranche has the best credit quality and the lowest yield compared to the other tranches. The equity tranche has the highest potential yield but also has the greatest risk, as it bears the bulk of defaults from the underlying loans and helps to protect the more senior tranches from risk of these defaults. However, despite the protection from the equity and other more junior tranches, more senior tranches can experience substantial losses due to actual defaults and decreased market value due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CLO securities as a class.

Normally, CLOs are privately offered and sold and are not registered under state or federal securities laws. Therefore, investments in CLOs may be characterized as illiquid securities; however, an active dealer market may exist for CLOs allowing a CLO to qualify for transactions pursuant to Rule 144A under the 1933 Act. CLOs normally charge management fees and administrative expenses, which are in addition to those of the Balanced Fund.

The riskiness of investing in CLOs depends largely on the quality and type of the collateral loans and the tranche of the CLO in which the Balanced Fund invests. In addition to the normal risks associated with fixed-income securities (such as interest rate risk and credit risk), CLOs carry risks including, but are not limited to: (i) the possibility that distributions from the collateral will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the Balanced Fund may invest in CLO tranches that are subordinate to other tranches; and (iv) the complex structure of the CLO may not be fully understood at the time of investment or may result in the quality of the underlying collateral not being fully understood and may produce disputes with the issuer or unexpected investment results. In addition, interest on certain tranches of a CLO may be paid in-kind (meaning that unpaid interest is effectively added to principal), which involves continued exposure to default risk with respect to such payments. Certain CLOs may receive credit enhancement in the form of a senior-subordinate structure, over-collateralization or bond insurance, but such enhancement may not always be present and may fail to protect the Balanced Fund against the risk of loss due to defaults on the collateral. Certain CLOs may not hold loans directly, but rather, use derivatives such as swaps to create “synthetic” exposure to the collateral pool of loans. Such CLOs entail the risks of derivative instruments.

Corporate Bonds.  The Balanced Fund may invest in corporate bonds. Corporate bonds are debt obligations issued by corporations and other business entities. Corporate bonds may be either secured or unsecured. Collateral used for secured debt includes real property, machinery, equipment, accounts receivable, stocks, bonds or notes. If a bond is unsecured, it is known as a debenture. Bondholders, as creditors, have a prior legal claim over common and preferred stockholders as to both income and assets of the corporation for the principal and interest due them and may have a prior claim over other creditors if liens or mortgages are involved. Interest on corporate bonds may be fixed or floating, or the bonds may be zero coupons. Interest on corporate bonds is typically paid semi-annually and is fully taxable to the bondholder. Corporate bonds contain elements of both interest-rate risk and credit risk. The market value of a corporate bond generally may be expected to rise and fall inversely with interest rates and may also be affected by the credit rating of the corporation, the corporation’s performance and perceptions of the corporation in the marketplace. Corporate bonds usually yield more than government or agency bonds due to the presence of credit risk.

The market value of a corporate bond may be affected by factors directly related to the issuer, such as investors’ perceptions of the creditworthiness of the issuer, the issuer’s financial performance, perceptions of the issuer in the market place, performance of management of the issuer, the issuer’s capital structure and use of financial leverage and demand for the issuer’s goods and services. There is a risk that the issuers of corporate bonds may not be able to meet their obligations on interest or principal payments at the time called for by an instrument. Corporate bonds of below investment grade quality are often high risk and have speculative characteristics and may be particularly susceptible to adverse issuer-specific developments.

Distressed Company Risk. The Balanced Fund may invest in securities of distressed companies that may be subject to greater levels of credit, issuer and liquidity risk than a portfolio that does not invest in such securities.  Debt securities of distressed companies are considered predominantly speculative with respect to the issuers’ continuing ability to make principal and interest payments. Issuers of distressed company securities may also be involved in restructurings or bankruptcy proceedings that may not be successful. An economic downturn or period of rising interest rates could adversely affect the market for these securities and reduce the Fund’s ability to sell these securities (liquidity risk). If the issuer of a debt security is in default with respect to interest or principal payments, the Fund may lose its entire investment.

U.S. Government Obligations. Each Fund, ETF and the Wilshire Underlying Funds may invest in U.S. government obligations. U.S. government obligations are direct obligations of the U.S. government and are supported by the full faith and credit of the U.S. government. U.S. government agency securities are issued or guaranteed by U.S. government-sponsored enterprises and federal agencies. Some of these securities are backed by the full faith and credit of the U.S. government; others are backed by the agency’s right to borrow a specified amount from the U.S. Treasury; and still others, while not guaranteed directly or indirectly by the U.S. government, are backed with collateral in the form of cash, Treasury securities or debt instruments that the lending institution has acquired through its lending activities. Examples of the types of U.S. government obligations which the Funds, ETFs or the Wilshire Underlying Funds may hold include U.S. Treasury bills, Treasury instruments and Treasury bonds and the obligations of Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, the Federal Housing Administration, the Farmers Home Administration, the Export-Import Bank of the United States, the Small Business Administration, FNMA, GNMA, the General Services Administration, the Student Loan Marketing Association, the Central Bank for Cooperatives, FHLMC, the Federal Intermediate Credit Banks, the Maritime Administration, the International Bank of Reconstruction and Development (the “World Bank”), the Asian-American Development Bank and the Inter-American Development Bank.

Supranational Organization Obligations. The Small Cap Fund, the Income Fund, the Balanced Fund and the Socially Responsible Fund may purchase debt securities of supranational organizations such as the European Coal and Steel Community, the European Economic Community and the World Bank, which are chartered to promote economic development.

Municipal Securities.  The Balanced Fund may invest in municipal securities issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, the payments from which, in the opinion of bond counsel to the issuer, are excludable from gross income for Federal income tax purposes (“Municipal Bonds”). The Balanced Fund may also invest in Municipal Bonds that pay interest excludable from gross income for purposes of state and local income taxes of the designated state and/or allow the value of the Fund’s shares to be exempt from state and local taxes of the designated state.  The Balanced Fund may also invest in securities not issued by or on behalf of a state or territory or by an agency or instrumentality thereof, if the Balanced Fund’s subadviser believes such securities to pay interest excludable from gross income for purposes of Federal income tax and state and local income taxes of the designated state and/or state and local personal property taxes of the designated state (“Non-Municipal Tax-Exempt Securities”). Non-Municipal Tax-Exempt Securities could include trust certificates or other instruments evidencing interest in one or more long term municipal securities. Non-Municipal Tax- Exempt Securities also may include securities issued by other investment companies that invest in Municipal Bonds, to the extent such investments are permitted by applicable law. Non-Municipal Tax-Exempt Securities that pay interest excludable from gross income for Federal income tax purposes will be considered “Municipal Bonds” for purposes of the Balanced Fund’s investment objective and policies.

The Balanced Fund’s subadviser cannot guarantee the accuracy of any opinion issued by bond counsel regarding the tax-exempt status of a Municipal Bond. Furthermore, there can be no guarantee that the Internal Revenue Service (“IRS”) will agree with such counsel’s opinion. The value of Municipal Bonds may also be affected by uncertainties in the municipal market related to legislation or litigation involving the taxation of Municipal Bonds or the rights of Municipal Bond holders in the event of a bankruptcy. From time to time, Congress has introduced proposals to restrict or eliminate the federal income tax exemption for interest on Municipal Bonds. State legislatures may also introduce proposals that would affect the state tax treatment of the Balanced Fund’s distributions. If such proposals were enacted, the availability of Municipal Bonds and the value of the Balanced Fund’s holdings would be affected, and the investment objectives and policies of the Fund would likely be re-evaluated.

Investments in Municipal Bonds present certain risks, including credit, interest rate, liquidity, and prepayment risks. Municipal Bonds may also be affected by local, state, and regional factors, including erosion of the tax base and changes in the economic climate. In addition, municipalities and municipal projects that rely directly or indirectly on federal funding mechanisms may be negatively affected by actions of the federal government including reductions in federal spending, increases in federal tax rates, or changes in fiscal policy.

The marketability, valuation or liquidity of Municipal Bonds may be negatively affected in the event that states, localities or their authorities default on their debt obligations or other market events arise, which in turn may negatively affect the Balanced Fund’s performance, sometimes substantially. A credit rating downgrade relating to, default by, or insolvency or bankruptcy of, one or several municipal issuers in a particular state, territory, or possession could affect the market value or marketability of Municipal Bonds from any one or all such states, territories, or possessions.

The value of Municipal Bonds may also be affected by uncertainties with respect to the rights of holders of Municipal Bonds in the event of bankruptcy. Municipal bankruptcies have in the past been relatively rare, and certain provisions of the U.S. Bankruptcy Code governing such bankruptcies are unclear and remain untested. Further, the application of state law to municipal issuers could produce varying results among the states or among Municipal Bond issuers within a state. These legal uncertainties could affect the Municipal Bond market generally, certain specific segments of the market, or the relative credit quality of particular securities. Any of these effects could have a significant impact on the prices of some or all of the Municipal Bonds held by the Balanced Fund.

The Balanced Fund may also invest in taxable municipal bonds that do not qualify for federal support. Taxable municipal bonds are municipal bonds in which interest paid to the bondholder does not qualify as tax-exempt for federal tax purposes because of the use to which the bond proceeds are put by the municipal borrower. Although taxable municipal bonds are subject to federal taxation, they may not be subject to taxation by the state in which the municipal issuer is located.

Municipal Bond Insurance.  The Balanced Fund may purchase a Municipal Bond that is covered by insurance that guarantees the bond’s scheduled payment of interest and repayment of principal. This type of insurance may be obtained by either: (i) the issuer at the time the Municipal Bond is issued (primary market insurance); or (ii) another party after the bond has been issued (secondary market insurance). Both of these types of insurance seek to guarantee the timely and scheduled repayment of all principal and payment of all interest on a Municipal Bond in the event of default by the issuer, and cover a Municipal Bond to its maturity, typically enhancing its credit quality and value.

Even if a Municipal Bond is insured, it is still subject to market fluctuations, which can result in fluctuations in a Fund’s share price. In addition, a Municipal Bond insurance policy will not cover: (i) repayment of a Municipal Bond before maturity (redemption); (ii) prepayment or payment of an acceleration premium (except for a mandatory sinking fund redemption) or any other provision of a bond indenture that advances the maturity of the bond; or (iii) nonpayment of principal or interest caused by negligence or bankruptcy of the paying agent. A mandatory sinking fund redemption may be a provision of a Municipal Bond issue whereby part of the Municipal Bond issue may be retired before maturity.

Some of the Municipal Bonds outstanding are insured by a small number of insurance companies, not all of which have the highest credit rating. As a result, an event involving one or more of these insurance companies could have a significant adverse effect on the value of the securities insured by that insurance company and on the municipal markets as a whole. If the Municipal Bond is not otherwise rated, the ratings of insured bonds reflect the credit rating of the insurer, based on the rating agency’s assessment of the creditworthiness of the insurer and its ability to pay claims on its insurance policies at the time of the assessment. While the obligation of a Municipal Bond insurance company to pay a claim extends over the life of an insured bond, there is no assurance that Municipal Bond insurers will meet their claims. A higher-than-anticipated default rate on Municipal Bonds (or other insurance the insurer provides) could strain the insurer’s loss reserves and adversely affect its ability to pay claims to bondholders.

Lease Obligations. The Small Cap Fund may hold participation certificates in a lease, an installment purchase contract or a conditional sales contract (“Lease Obligations”). The subadviser will monitor the credit standing of each municipal borrower and each entity providing credit support and/or a put option relating to lease obligations. In determining whether a lease obligation is liquid, the subadviser will consider, among other factors, the following: (i) whether the lease may be canceled; (ii) the degree of assurance that assets represented by the lease could be sold; (iii) the strength of the lessee’s general credit (e.g., its debt, administrative, economic, and financial characteristics); (iv) the likelihood that the municipality would discontinue appropriating funding for the lease property because the property is no longer deemed essential to the operations of the municipality (e.g., the potential for an “event of nonappropriation”); (v) legal recourse in the event of failure to appropriate; (vi) whether the security is backed by a credit enhancement such as insurance; and (vii) any limitations which are imposed on the lease obligor’s ability to utilize substitute property or services other than those covered by the lease obligation.

Municipal leases, like other municipal debt obligations, are subject to the risk of non-payment. The ability of issuers of municipal leases to make timely lease payments may be adversely impacted in general economic downturns and as relative governmental cost burdens are allocated and reallocated among federal, state and local governmental units. Such non-payment would result in a reduction of income to the Fund, and could result in a reduction in the value of the municipal lease experiencing non-payment and a potential decrease in the net asset value of the Fund. Issuers of municipal securities might seek protection under the bankruptcy laws. In the event of bankruptcy of such an issuer, the Fund could experience delays and limitations with respect to the collection of principal and interest on such municipal leases and the Fund may not, in all circumstances, be able to collect all principal and interest to which it is entitled. To enforce its rights in the event of a default in lease payments, the Fund might take possession of and manage the assets securing the issuer’s obligations on such securities, which may increase the Fund’s operating expenses and adversely affect the net asset value of the Fund. When the lease contains a non-appropriation clause, however, the failure to pay would not be a default and the Fund would not have the right to take possession of the assets. Any income derived from the Fund’s ownership or operation of such assets may not be tax-exempt. In addition, the Fund’s intention to qualify as a “regulated investment company” under the Code, may limit the extent to which the Fund may exercise its rights by taking possession of such assets, because as a regulated investment company the Fund is subject to certain limitations on its investments and on the nature of its income.

Commercial Paper. The Equity Fund, the Small Cap Fund, the Socially Responsible Fund, the Income Fund, the Balanced Fund and the Wilshire Underlying Funds may purchase commercial paper rated (at the time of purchase) A 1 by S&P or Prime 1 by Moody’s or, when deemed advisable by the Fund’s adviser or subadviser, “high quality” issues rated A 2 or Prime 2 by S&P or Moody’s, respectively. These ratings are described in Appendix A. The Balanced Fund may also purchase lower-rated, or unrated, commercial paper.

Commercial paper purchasable by the Funds includes “Section 4(2) paper,” a term that includes debt obligations issued in reliance on the “private placement” exemption from registration afforded by Section 4(2) of the 1933 Act. Section 4(2) paper is restricted as to disposition under the federal securities laws, and is frequently sold (and resold) to institutional investors such as the Fund through or with the assistance of investment dealers who make a market in the Section 4(2) paper, thereby providing liquidity. Certain transactions in Section 4(2) paper may qualify for the registration exemption provided in Rule 144A under the 1933 Act.

Asset-Backed Commercial Paper.  The Balanced Fund may purchase asset-backed commercial paper.  Asset-backed commercial paper is commercial paper collateralized by other financial assets.  These securities are exposed not only to the risks relating to commercial paper, but also the risks relating to the collateral.

Investment Grade Debt Obligations. The Equity Fund, the Income Fund, the Balanced Fund and ETFs may invest in “investment grade securities,” which are securities rated in the four highest rating categories of an NRSRO. It should be noted that debt obligations rated in the lowest of the top four ratings (i.e., Baa by Moody’s or BBB by S&P) are considered to have some speculative characteristics and are more sensitive to economic change than higher rated securities. See Appendix A to this SAI for a description of applicable securities ratings.

When-Issued Purchase and Forward Commitments. The Funds and certain ETFs, may enter into “when-issued” and “forward” commitments, including, for the Income Fund and Small Cap Fund, TBA purchase commitments, to purchase or sell securities at a fixed price at a future date. When a fund agrees to purchase securities on this basis, liquid assets equal to the amount of the commitment will be set aside in a separate account. Normally fund securities to satisfy a purchase commitment will be set aside, and in such a case a fund, may be required subsequently to place additional assets in the separate account in order to ensure that the value of the account remains equal to the amount of the fund’s commitments. It may be expected that the market value of a fund’s net assets will fluctuate to a greater degree when it sets aside fund securities to cover such purchase commitments than when it sets aside cash. Because a Fund’s liquidity and ability to manage its portfolio might be affected when it sets aside cash or fund securities to cover such purchase commitments, each Fund (except the Balanced Fund) expects that its forward commitments and commitments to purchase when-issued or, in the case of the Income Fund, TBA securities will not exceed 25% of the value of its total assets absent unusual market conditions.

If deemed advisable as a matter of investment strategy, a Fund may dispose of or renegotiate a commitment after it has been entered into and may sell securities it has committed to purchase before those securities are delivered to the fund on the settlement date. In these cases, a fund may realize a taxable capital gain or loss. When a fund engages in when-issued, TBA or forward commitment transactions, it relies on the other party to consummate the trade. Failure of such party to do so may result in a fund incurring a loss or missing an opportunity to obtain a price considered to be advantageous. The market value of the securities underlying a commitment to purchase securities, and any subsequent fluctuations in their market value, is taken into account when determining the market value of each fund starting on the day the fund agrees to purchase the securities. A Fund does not earn interest on the securities it has committed to purchase until they are paid for and delivered on the settlement date.

Stand-By Commitments. The Small Cap Fund may invest in stand-by commitments. Under a stand-by commitment for a Municipal Obligation, a dealer agrees to purchase at the Fund’s option a specified Municipal Obligation at a specified price. Stand-by commitments for Municipal Obligations may be exercisable by the Fund at any time before the maturity of the underlying Municipal Obligations and may be sold, transferred or assigned only with the instruments involved. It is expected that such stand-by commitments will generally be available without the payment of any direct or indirect consideration. However, if necessary or advisable, the Fund may pay for such a stand-by commitment either separately in cash or by paying a higher price for Municipal Obligations which are acquired subject to the commitment for Municipal Obligations (thus reducing the yield to maturity otherwise available for the same securities). The total amount paid in either manner for outstanding stand-by commitments for Municipal Obligations held by the Fund will not exceed 1/2 of 1% of the value of the Fund’s total assets calculated immediately after each stand-by commitment is acquired.

Stand-by commitments will only be entered into with dealers, banks and broker-dealers which, in a subadviser’s opinion, present minimal credit risks. The Fund will acquire stand-by commitments solely to facilitate Fund liquidity and not to exercise its rights thereunder for trading purposes. Stand-by commitments will be valued at zero in determining net asset value. Accordingly, where the Fund pays directly or indirectly for a stand-by commitment, its cost will be reflected as an unrealized loss for the period during which the commitment is held by the Fund and will be reflected as a realized gain or loss when the commitment is exercised or expires.

Investment Companies. In connection with the management of its daily cash position, the Funds, the Wilshire Underlying Funds and ETFs may invest in securities issued by other investment companies which invest in short-term debt securities and which seek to maintain a $1.00 net asset value per share. The International Equity Fund and the Wilshire International Equity Fund may purchase shares of investment companies investing primarily in foreign securities, including so-called “country funds.” Country funds have portfolios consisting exclusively of securities of issuers located in one foreign country. As a shareholder of another investment company, a Fund, the Wilshire Underlying Funds or ETF would bear, along with other shareholders, its pro rata portion of the other investment company’s expenses, including advisory fees. These expenses would be in addition to the expenses a Fund, the Wilshire Underlying Funds or ETF bears directly in connection with its own operations.

Rule 12d1-1, under the 1940 Act, permits a fund to invest an unlimited amount of its uninvested cash in a money market fund so long as such investment is consistent with a Fund, the Wilshire Underlying Funds or ETF’s investment objectives and policies. As a shareholder in an investment company, a fund, would bear its pro rata portion of the investment company’s expenses, including advisory fees, in addition to its own expenses.

Shares of Other Investment Vehicles. Subject to the requirements of the 40 Act, the Balanced Fund may invest in shares of other investment companies or other investment vehicles, which may include, without limitation, among others, mutual funds, closed-end funds and exchange-traded funds (“ETFs”) such as index-based investments and private or foreign investment Funds. The Balanced Fund may also invest in investment vehicles that are not subject to regulation as registered investment companies. Securities of investment vehicles that are not subject to regulation as registered investment companies may be considered to be illiquid and, therefore, are subject to the Balanced Fund’s limitation on illiquid securities as discussed in the Balanced Fund’s fundamental investment restrictions.

The main risk of investing in index-based investment companies is the same as investing in a portfolio of securities comprising the index. The market prices of index-based investments will fluctuate in accordance with both changes in the market value of their underlying portfolio securities and due to supply and demand for the instruments on the exchanges on which they are traded. Index-based investments may not replicate exactly the performance of their specified index because of transaction costs and because of the temporary unavailability of certain component securities of the index.

To the extent the Balanced Fund invests in other investment companies, or other investment vehicles, it will incur its pro rata share of the underlying investment companies’ expenses (including, for example, investment advisory and other management fees). In addition, the Balanced Fund will be subject to the effects of business and regulatory developments that affect an underlying investment company or the investment company industry generally.

Loans Generally. The Balanced Fund may invest in fixed and floating rate loans. Loans may include syndicated bank loans, senior floating rate loans (“senior loans”), secured and unsecured loans, second lien or more junior loans (“junior loans”), bridge loans, unfunded commitments, PIK and toggle loans, and other floating rate loans. Loans are typically arranged through private negotiations between borrowers in the U.S. or in foreign or emerging markets which may be corporate issuers or issuers of sovereign debt obligations (“borrowers”) and one or more financial institutions and other lenders (“lenders”). A loan in which the Balanced Fund may invest typically is structured by an agent bank acting on behalf of a group of lenders to whom the loan will be syndicated. The syndicate of lenders often consists of commercial and investment banks, thrift institutions, insurance companies, finance companies, mutual funds and other institutional investment vehicles or other financial institutions. Typically, the agent bank administers the loan on behalf of all the lenders.

This lender is referred to as the agent bank. The agent bank is primarily responsible for negotiating on behalf of the original lenders the loan agreement which establishes the terms and conditions of the syndicated bank loan and the rights of the borrower and the lenders. The agent bank also is responsible for monitoring collateral, distributing required reporting, and for exercising remedies available to the lenders such as foreclosure upon collateral. In addition, an institution, typically, but not always the agent bank, holds any collateral on behalf of the lenders.

Generally, the Balanced Fund may invest in a loan in one of two ways. It may purchase a participation interest, or it may purchase an assignment. Participation interests are interests issued by a lender, which represent a fractional interest in a loan. The Balanced Fund may acquire participation interests from a lender or other holders of participation interests. An assignment represents a portion of a loan previously attributable to a different lender. Unlike a participation interest, the Balanced Fund will generally become a lender for the purposes of the relevant loan agreement by purchasing an assignment. If the Fund purchases an assignment from a lender, the Balanced Fund will generally have direct contractual rights against the borrower in favor of the lenders. On the other hand, if the Balanced Fund purchases a participation interest either from a lender or a participant, the Balanced Fund typically will have established a direct contractual relationship with the seller/issuer of the participation interest, but not with the borrower. Consequently, the Balanced Fund is subject to the credit risk of the lender or participant who sold the participation interest to the Fund, in addition to the usual credit risk of the borrower. Therefore, when the Balanced Fund invests in syndicated bank loans through the purchase of participation interests, Guggenheim must consider the creditworthiness of the agent bank and any lenders and participants interposed between the Balanced Fund and a borrower.

Purchases of syndicated bank loans in the market may take place at, above, or below the par value of a syndicated bank loan. Purchases above par will effectively reduce the amount of interest being received by the Balanced Fund through the amortization of the purchase price premium, whereas purchases below par will effectively increase the amount of interest being received by the Balanced Fund through the amortization of the purchase price discount. The Balanced Fund may be able to invest in syndicated bank loans only through participation interests or assignments at certain times when reduced direct investment opportunities in syndicated bank loans may exist.

A loan may be secured by collateral that, at the time of origination, has a fair market value at least equal to the amount of such loan. Guggenheim generally will determine the value of the collateral by customary valuation techniques that it considers appropriate. However, the value of the collateral may decline following the Balanced Fund’s investment. Also, collateral may be difficult to sell, and there are other risks which may cause the collateral to be insufficient in the event of a default. Consequently, the Fund might not receive payments to which it is entitled. The collateral may consist of various types of assets or interests including working capital assets or intangible assets. The borrower’s owners may provide additional collateral, typically by pledging their ownership interest in the borrower as collateral for the loan.

In the process of buying, selling and holding loans, the Balanced Fund may receive and/or pay certain fees. These fees are in addition to the interest payments received and may include facility fees, commitment fees and commissions. When the Fund buys or sells a loan it may pay a fee.

Loans are subject to the risks associated with other debt obligations, including: interest rate risk, credit risk, market risk, liquidity risk, counterparty risk and risks associated with high yield securities. Many loans in which the Balanced Fund may invest may not be rated by a rating agency, will not be registered with the SEC or any state securities commission, and will not be listed on any national securities exchange. The amount of public information with respect to loans will generally be less extensive than that available for registered or exchange-listed securities. The Balanced Fund will make an investment in a loan only after Guggenheim determines that the investment is suitable for the Balanced Fund based on an independent credit analysis. Generally, this means that Guggenheim has determined that the likelihood that the borrower will meet its obligations is acceptable.

Additional Information About Senior Bank Loans (“Senior Loans”).  The Balanced Fund may invest in Senior Loans.  The risks associated with Senior Loans of below-investment grade quality are similar to the risks of other lower grade income securities, although Senior Loans are typically senior and secured in contrast to subordinated and unsecured income securities. Senior Loans’ higher standing has historically resulted in generally higher recoveries in the event of a corporate reorganization. In addition, because their interest payments are adjusted for changes in short-term interest rates, investments in Senior Loans generally have less interest rate risk than other lower grade income securities, which may have fixed interest rates.

Economic and other events (whether real or perceived) can reduce the demand for certain Senior Loans or Senior Loans generally, which may reduce market prices and cause the Balanced Fund’s net asset value per share to fall. The frequency and magnitude of such changes cannot be predicted.

Loans and other debt instruments are also subject to the risk of price declines due to increases in prevailing interest rates, although floating-rate debt instruments are substantially less exposed to this risk than fixed-rate debt instruments. Interest rate changes may also increase prepayments of debt obligations and require the Balanced Fund to invest assets at lower yields. No active trading market may exist for certain Senior Loans, which may impair the ability of the Balanced Fund to realize full value in the event of the need to liquidate such assets. Adverse market conditions may impair the liquidity of some actively traded Senior Loans.

Additional Information About Second Lien Loans.  The Balanced Fund may invest in second lien loans. Second lien loans are subject to the same risks associated with investment in Senior Loans and other lower grade Income Securities. However, second lien loans are second in right of payment to Senior Loans and therefore are subject to the additional risk that the cash flow of the borrower and any property securing the loan may be insufficient to meet scheduled payments after giving effect to the senior secured obligations of the borrower. Second lien loans are expected to have greater price volatility and exposure to losses upon default than Senior Loans and may be less liquid. There is also a possibility that originators will not be able to sell participations in second lien loans, which would create greater credit risk exposure.

Additional Information About Subordinated Secured Loans.  The Balanced Fund may invest in subordinated secured loans.  Subordinated secured loans generally are subject to similar risks as those associated with investment in Senior Loans, Second Lien Loans and below investment grade securities. However, such loans may rank lower in right of payment than any outstanding Senior Loans, Second Lien Loans or other debt instruments with higher priority of the borrower and therefore are subject to additional risk that the cash flow of the borrower and any property securing the loan may be insufficient to meet scheduled payments and repayment of principal in the event of default or bankruptcy after giving effect to the higher ranking secured obligations of the borrower. Subordinated secured loans are expected to have greater price volatility than Senior Loans and second lien loans and may be less liquid.

Additional Information About Unsecured Loans.  The Balanced Fund may invest in unsecured loans.  Unsecured loans generally are subject to similar risks as those associated with investment in Senior Loans, second lien loans, subordinated secured loans and below investment grade securities. However, because unsecured loans have lower priority in right of payment to any higher ranking obligations of the borrower and are not backed by a security interest in any specific collateral, they are subject to additional risk that the cash flow of the borrower and available assets may be insufficient to meet scheduled payments and repayment of principal after giving effect to any higher ranking obligations of the borrower. Unsecured loans are expected to have greater price volatility than Senior Loans, second lien loans and subordinated secured loans and may be less liquid.

Debtor In Possession Loan Risks.  DIP financings are subject to additional risks. DIP financings are arranged when an entity seeks the protections of the bankruptcy court under Chapter 11 of the U.S. Bankruptcy Code and must be approved by the bankruptcy court. These financings allow the entity to continue its business operations while reorganizing under Chapter 11. DIP financings are typically fully secured by a lien on the debtor’s otherwise unencumbered assets or secured by a junior lien on the debtor’s encumbered assets (so long as the loan is fully secured based on the most recent current valuation or appraisal report of the debtor). DIP financings are often required to close with certainty and in a rapid manner in order to satisfy existing creditors and to enable the issuer to emerge from bankruptcy or to avoid a bankruptcy proceeding. There is a risk that the borrower will not emerge from Chapter 11 bankruptcy proceedings and be forced to liquidate its assets under Chapter 7 of the U.S. Bankruptcy Code. In the event of liquidation, the Fund’s only recourse will be against the property securing the DIP financing.

Mortgage Backed Securities (“MBS”) Risks.  The Balanced Fund may invest in MBS.  MBS represent an interest in a pool of mortgages. MBS are subject to certain risks: credit risk associated with the performance of the underlying mortgage properties and of the borrowers owning these properties; risks associated with their structure and execution (including the collateral, the process by which principal and interest payments are allocated and distributed to investors and how credit losses affect the return to investors in such MBS); risks associated with the servicer of the underlying mortgages; adverse changes in economic conditions and circumstances, which are more likely to have an adverse impact on MBS secured by loans on certain types of commercial properties than on those secured by loans on residential properties; prepayment risk, which can lead to significant fluctuations in the value of the MBS; loss of all or part of the premium, if any, paid; and decline in the market value of the security, whether resulting from changes in interest rates, prepayments on the underlying mortgage collateral or perceptions of the credit risk associated with the underlying mortgage collateral. In addition, the Fund’s level of investment in MBS of a particular type or in MBS issued or guaranteed by affiliated obligors, serviced by the same servicer or backed by underlying collateral located in a specific geographic region, may subject the Fund to additional risk.

When market interest rates decline, more mortgages are refinanced and the securities are paid off earlier than expected. Prepayments may also occur on a scheduled basis or due to foreclosure. When market interest rates increase, the market values of MBS decline. At the same time, however, mortgage refinancings and prepayments slow, which lengthens the effective maturities of these securities. As a result, the negative effect of the rate increase on the market value of MBS is usually more pronounced than it is for other types of debt securities. The Fund may invest in sub-prime mortgages or MBS that are backed by sub-prime mortgages. Moreover, the relationship between prepayments and interest rates may give some high-yielding MBS less potential for growth in value than conventional bonds with comparable maturities. During periods of falling interest rates, the reinvestment of prepayment proceeds by the Fund will generally be at lower rates than the rates that were carried by the obligations that have been prepaid. Because of these and other reasons, MBS’s total return and maturity may be difficult to predict precisely. To the extent that the Fund purchases MBS at a premium, prepayments (which may be made without penalty) may result in loss of the Fund’s principal investment to the extent of premium paid. MBS generally are classified as either CMBS or RMBS, each of which are subject to certain specific risks.

Commercial mortgage-backed securities (“CMBS”) risk. The market for CMBS developed more recently and, in terms of total outstanding principal amount of issues, is relatively small compared to the market for residential single family MBS. CMBS are subject to particular risks. CMBS lack of standardized terms, have shorter maturities than residential mortgage loans and provide for payment of all or substantially all of the principal only at maturity rather than regular amortization of principal. In addition, commercial lending generally is viewed as exposing the lender to a greater risk of loss than residential lending. Commercial lending typically involves larger loans to single borrowers or groups of related borrowers than residential mortgage loans. In addition, the repayment of loans secured by income producing properties typically is dependent upon the successful operation of the related real estate project and the cash flow generated therefrom. Net operating income of an income-producing property can be affected by, among other things: tenant mix, success of tenant businesses, property management decisions, property location and condition, competition from comparable types of properties, changes in laws that increase operating expense or limit rents that may be charged, any need to address environmental contamination at the property, the occurrence of any uninsured casualty at the property, changes in national, regional or local economic conditions and/or specific industry segments, declines in regional or local real estate values, declines in regional or local rental or occupancy rates, increases in interest rates, real estate tax rates and other operating expenses, change in governmental rules, regulations and fiscal policies, including environmental legislation, acts of God, terrorism, social unrest and civil disturbances. Consequently, adverse changes in economic conditions and circumstances are more likely to have an adverse impact on MBS secured by loans on commercial properties than on those secured by loans on residential properties. Additional risks may be presented by the type and use of a particular commercial property. Special risks are presented by hospitals, nursing homes, hospitality properties and certain other property types. Commercial property values and net operating income are subject to volatility, which may result in net operating income becoming insufficient to cover debt service on the related mortgage loan. The exercise of remedies and successful realization of liquidation proceeds relating to CMBS may be highly dependent on the performance of the servicer or special servicer. There may be a limited number of special servicers available, particularly those that do not have conflicts of interest.

Residential mortgage-backed securities (“RMBS”) risk. Credit-related risk on RMBS arises from losses due to delinquencies and defaults by the borrowers in payments on the underlying mortgage loans and breaches by originators and servicers of their obligations under the underlying documentation pursuant to which the RMBS are issued. The rate of delinquencies and defaults on residential mortgage loans and the aggregate amount of the resulting losses will be affected by a number of factors, including general economic conditions, particularly those in the area where the related mortgaged property is located, the level of the borrower’s equity in the mortgaged property and the individual financial circumstances of the borrower. If a residential mortgage loan is in default, foreclosure on the related residential property may be a lengthy and difficult process involving significant legal and other expenses. The net proceeds obtained by the holder on a residential mortgage loan following the foreclosure on the related property may be less than the total amount that remains due on the loan. The prospect of incurring a loss upon the foreclosure of the related property may lead the holder of the residential mortgage loan to restructure the residential mortgage loan or otherwise delay the foreclosure process.

Stripped MBS risk.  Stripped MBS may be subject to additional risks. One type of stripped MBS pays to one class all of the interest from the mortgage assets (the interest only or IO class), while the other class will receive all of the principal (the principal only or PO class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on the Fund’s yield to maturity from these securities. If the assets underlying the IO class experience greater than anticipated prepayments of principal, the Fund may fail to recoup fully, or at all, its initial investment in these securities. Conversely, PO class securities tend to decline in value if prepayments are slower than anticipated.

Sub-prime mortgage market risk.  The residential mortgage market in the United States has experienced difficulties that may adversely affect the performance and market value of certain mortgages and MBS. Delinquencies and losses on residential mortgage loans (especially sub-prime and second-lien mortgage loans) generally have increased recently and may continue to increase, and a decline in or flattening of housing values (as has recently been experienced and may continue to be experienced in many housing markets) may exacerbate such delinquencies and losses. Borrowers with adjustable rate mortgage loans are more sensitive to changes in interest rates, which affect their monthly mortgage payments, and may be unable to secure replacement mortgages at comparably low interest rates. Also, a number of residential mortgage loan originators have experienced serious financial difficulties or bankruptcy. Largely due to the foregoing, reduced investor demand for mortgage loans and MBS and increased investor yield requirements caused limited liquidity in the secondary market for certain MBS, which can adversely affect the market value of MBS. It is possible that such limited liquidity in such secondary markets could continue or worsen. If the economy of the United States deteriorates further, the incidence of mortgage foreclosures, especially sub-prime mortgages, may increase, which may adversely affect the value of any MBS owned by the Fund.

Any increase in prevailing market interest rates, which are currently near historical lows, may result in increased payments for borrowers who have adjustable rate mortgages. Moreover, with respect to hybrid mortgage loans after their initial fixed rate period, interest-only products or products having a lower rate, and with respect to mortgage loans with a negative amortization feature which reach their negative amortization cap, borrowers may experience a substantial increase in their monthly payment even without an increase in prevailing market interest rates. Increases in payments for borrowers may result in increased rates of delinquencies and defaults on residential mortgage loans underlying the RMBS.

The significance of the mortgage crisis and loan defaults in residential mortgage loan sectors led to the enactment of numerous pieces of legislation relating to the mortgage and housing markets. These actions, along with future legislation or regulation, may have significant impacts on the mortgage market generally and may result in a reduction of available transactional opportunities for the Fund or an increase in the cost associated with such transactions and may adversely impact the value of RMBS.

During the mortgage crisis, a number of originators and servicers of residential and commercial mortgage loans, including some of the largest originators and servicers in the residential and commercial mortgage loan market, experienced serious financial difficulties. Such difficulties may affect the performance of non-agency RMBS and CMBS. There can be no assurance that originators and servicers of mortgage loans will not continue to experience serious financial difficulties or experience such difficulties in the future, including becoming subject to bankruptcy or insolvency proceedings, or that underwriting procedures and policies and protections against fraud will be sufficient in the future to prevent such financial difficulties or significant levels of default or delinquency on mortgage loans.

Recent Market Events Risk. Over the past several years, events in the financial sector have resulted in an unusually high degree of volatility in the financial markets and the economy at large. Both domestic and international equity and fixed income markets have been experiencing heightened volatility and turmoil, with issuers that have exposure to the real estate, mortgage and credit markets particularly affected.

These market conditions have resulted in fixed-income instruments experiencing unusual liquidity issues, increased price volatility and, in some case, credit downgrades and increased likelihood of default. These events have reduced the willingness and ability of some lenders to extend credit, and have made it more difficult for borrowers to obtain financing on attractive terms, if at all. As a result, the values of many types of securities have been reduced, including, but not limited to, mortgage-backed, asset-backed and corporate debt securities.

The U.S. federal government and certain foreign central banks have acted to calm credit markets and increase confidence in the U.S. and world economies. Certain of these entities have injected liquidity into the markets and taken other steps in an effort to stabilize the market and grow the economy. The ultimate effect of these efforts is, of course, not yet known. Withdrawal of this support or other policy changes by governments or central banks, could negatively affect the value and liquidity of certain securities.

Because the situation in the markets is widespread and largely unprecedented, it may be unusually difficult to identify both risks and opportunities using past models of the interplay of market forces, or to predict the duration of these market events.

Cyber Security Risk. Investment companies such as the Funds and their service providers may be prone to operational and information security risks resulting from cyber -attacks. Cyber-attacks include, among other behaviors, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, the unauthorized release of confidential information or various other forms of cyber security breaches. Cyber security attacks affecting a Fund or its adviser, subadvisers, custodian, transfer agent and other third party service providers may adversely impact the Fund. For instance, cyber-attacks may interfere with the processing of shareholder transactions, impact a Fund’s ability to calculate its NAV, cause the release of private shareholder information or confidential company information, impede trading, subject the Fund to regulatory fines or financial losses, and cause reputational damage. The Funds may also incur additional costs for cyber security risk management purposes. Similar types of cyber security risks are also present for issuers of securities in which the Funds may invest, which could result in materials adverse consequences for such issuers, and may cause the Fund’s investment in such portfolio companies to lose value.

Legislation and Regulation Risk.  The Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”), which was signed into law in July 2010, has resulted in a significant revision of the U.S. financial regulatory framework. The Dodd-Frank Act covers a broad range of topics, including, among many others: a reorganization of federal financial regulators; the creation of a process designed to ensure financial system stability and the resolution of potentially insolvent financial firms; the enactment of new rules for derivatives trading; the creation of a consumer financial protection watchdog; the registration and regulation of managers of private funds; the regulation of rating agencies; and the enactment of new federal requirements for residential mortgage loans. The regulation of various types of derivative instruments pursuant to the Dodd-Frank Act may adversely affect the Fund or its counterparties. The ultimate impact of the Dodd-Frank Act, and any resulting regulation, is not yet certain and issuers of securities in which the Fund invests may also be affected by the new legislation and regulation in ways that are currently unknown and unforeseeable.

In connection with an ongoing review by the SEC and its staff of the regulation of investment companies’ use of derivatives, on August 31, 2011, the SEC issued a concept release to seek public comment on a wide range of issues raised by the use of derivatives by investment companies. The SEC noted that it intends to consider the comments to help determine whether regulatory initiatives or guidance are needed to improve the current regulatory regime for investment companies and, if so, the nature of any such initiatives or guidance. While the nature of any such regulations is uncertain at this time, it is possible that such regulations could limit the implementation of the Fund’s options strategy or other uses of derivatives, which could have an adverse impact on the Fund. The adviser or sub-adviser cannot predict the effects of these regulations on the Fund’s portfolio. The adviser or sub-adviser intends to monitor developments and seek to manage the Fund’s portfolio in a manner consistent with achieving the Fund’s investment objective, but there can be no assurance that they will be successful in doing so. According to various reports, certain financial institutions, commencing as early as 2005 and throughout the global financial crisis, routinely made artificially low submissions in the LIBOR rate setting process. In June 2012, one such financial institution was fined a significant amount by various financial regulators in connection with allegations of manipulation of LIBOR rates. Other financial institutions in various countries are being investigated for similar actions. These developments may have adversely affected the interest rates on securities whose interest payments were determined by reference to LIBOR. Any future similar developments could, in turn, reduce the value of such securities owned by the Fund.

MANAGEMENT OF THE FUNDS

A listing of the Trustees and officers of the Trust, their ages and their principal occupations for the past five years is presented below. The address of each Trustee and officer is 1299 Ocean Avenue, Suite 700, Santa Monica, California 90401.

Name and Age	Position Held With The Trust	Term Of Office(1) and Length of Time Served	Principal Occupations During the Past Five Years	Number of Funds/Funds in Complex Overseen by Trustee	Other Directorships Held by Trustee
NON-INTERESTED TRUSTEES
Margaret M. Cannella, 62	Trustee	Since 2011	Adjunct Professor, Columbia Business School. Formerly, Managing Director, Head, Global Credit Research and Corporate Strategy, JPMorgan Securities, Inc. and Managing Director, Head US Corporate Research, JP Morgan Securities, Inc.	15	Wilshire Mutual Funds, Inc. (6 Funds); Schroder Series Trust; Schroder Global Series Trust; Schroder Capital Funds (Delaware); Watford Reinsurance Ltd.; Advanced Pierre Foods; Princeton-in-Asia
Roger A. Formisano, 65	Trustee	Since 2002	Vice President, University Medical Foundation, 2006- Present; formerly Director, The Center for Leadership and Applied Business, UW-Madison School of Business; Principal, R.A. Formisano & Company, LLC	15	Integrity Mutual Insurance Company, Wilshire Mutual Funds, Inc. (6 Funds)
Edward Gubman, 62	Trustee	Since 2011	Founder and Principal, Strategic Talent Solutions	15	Wilshire Mutual Funds, Inc. (6 Funds)
Suanne K. Luhn, 59	Trustee	Since 2008	Retired; formerly Chief Compliance Officer, Bahl & Gaynor (investment adviser) (1990 to 2006)	15	Wilshire Mutual Funds, Inc. (6 Funds)

Name and Age	Position Held With The Trust	Term Of Office(1) and Length of Time Served	Principal Occupations During the Past Five Years	Number of Funds/Funds in Complex Overseen by Trustee	Other Directorships Held by Trustee
George J. Zock, 63	Trustee, Chairman of the Board	Since 1996; Trustee of Predecessor Funds from 1995 to 1996	Independent Consultant; Horace Mann Service Corporation (2004 to 2005); Executive Vice President, Horace Mann Life Insurance Company and Horace Mann Service Corporation (1997 to 2003)	15	Wilshire Mutual Funds, Inc. (6 Funds); Armed Forces Insurance Exchange
OFFICERS
Jason Schwarz, 39	President	Since 2012	President, Wilshire Funds Management, Head of Wilshire Funds Management’s Client Service, Sales, Marketing and Distribution functions (since 2005)	N/A	N/A
James E. St. Aubin, 36	Vice President	Since 2009	Managing Director and Senior Portfolio Manager in Wilshire's Funds Management Group. 2004-2008, Senior Consultant at Ibbotson Associates-a division Morningstar Inc.	N/A	N/A
Helen Thompson, 45	Chief Compliance Officer Vice President	Since 2013 Since 2008
Managing Director, Wilshire Associates Incorporated. (since 2003); Associate Director, First Quadrant, L.P. (2001 to 2003); Chief Compliance Officer, Financial Controller, Company Secretary, Associate Director (1996 to 2003), First Quadrant Limited
				N/A	N/A
Reena S. Lalji, 42	Secretary	Since 2009	Managing Director and General Counsel, Wilshire Associates Incorporated (Since 2009); Senior Counsel, Royal Bank of Canada (2003-2008)	N/A	N/A
Michael Wauters, 48	Treasurer	Since 2009	Chief Financial Officer, Wilshire Associates Incorporated (since 2009); Assistant Vice President- Financial Operations, Pacific Life Insurance Company (2000-2009)	N/A	N/A
Nathan R. Palmer, 37	Vice President	Since 2011
Managing Director, Wilshire Funds Management (since 2011); Senior Investment Management Associate, Convergent Wealth Advisors (2009-2010); Director Public Markets, Investment Office, California Institute of Technology (2008-2009). Treasury Manager, Retirement Investments, Intel Corporation (2004-2008)
				N/A	N/A

(1)
Each Trustee serves until the next shareholders’ meeting (and until the election and qualification of a successor), or until death, resignation, removal (as provided in the Trust’s Declaration of Trust) or retirement which takes effect no later than the May 1 following his or her 70th birthday. Officers are elected by the Board on an annual basis to serve until their successors have been elected and qualified.

Board of Trustees

Under the Trust’s Declaration of Trust and the laws of the State of Delaware, the Board of Trustees is responsible for managing the Trust’s business and affairs. The Board is currently comprised of five trustees, all of whom are classified under the 1940 Act as “non-interested” persons of the Trust and are often referred to as “independent trustees.”

Qualifications and Experience

The following is a summary of the experience, qualifications, attributes and skills of each Trustee that support the conclusion, as of the date of this SAI, that each Trustee should serve as a Trustee in light of the Trust’s business and structure. Each Trustee also has considerable familiarity with the Trust, the Adviser and distributor, and their operations, as well as the special regulatory requirements governing regulated investment companies and the special responsibilities of investment company directors as a result of his or her substantial prior service as a Trustee of the Trust. References to the qualifications, attributes and skills of Trustees are pursuant to requirements of the SEC, do not constitute holding out of the Board or any Trustee as having any special expertise and shall not impose any greater responsibility or liability on any such person or on the Board by reason thereof.

Margaret M. Cannella. Ms. Cannella has served as a Trustee since 2011 and is chairperson of the Investment Committee since 2012. She has also served as a Board member of other funds in the Wilshire Funds complex since 2011. Ms. Cannella is retired from JPMorgan Securities, Inc., where she served as Managing Director and Head of Global Credit Research and Equity and Credit Strategy from 2007 to 2009, Managing Director and Head of US Equity and Equity Research from 2005 to 2007, and Managing Director and Head of US Credit Research from 1998 to 2004. Prior to joining JPMorgan Securities, Inc., Ms. Cannella served as Managing Director and Head of Global Research at Citigroup. Ms. Cannella currently serves on the Board of Trustees of Schroder Series Trust, Schroder Global Series Trust and Schroder Capital Funds (Delaware). Ms. Cannella is also currently on the Board of Directors of Advanced Pierre Foods, a portfolio company of Oaktree Capital Partners, where she serves as Audit Committee chair, and she is a member of the Board of Directors of Watford Reinsurance Ltd. Ms. Cannella is also past Chair of Women in Leadership at Princeton University, and past Chair and current Trustee of Princeton-in-Asia. Ms. Cannella has been a member of the Council on Foreign Relations since 1999. She also serves as an adjunct professor at Columbia Business School and designs and teaches credit markets development programs at JPMorgan and the Federal Reserve Bank.

Roger A. Formisano. Mr. Formisano has served as Trustee of the Trust since 2002 and is chairperson of the Audit Committee. He has also served as a Board member of other funds in the Wilshire Funds complex since 2002. Mr. Formisano is Vice President of the University Medical Foundation, University of Wisconsin, and Founder and Principal of R.A. Formisano & Company, LLC. He also serves on the Board of Integrity Mutual Insurance Company. Previously, Mr. Formisano was a Professor and Director of the Center for Leadership and Applied Business at the University of Wisconsin-School of Business and was Chief Operating Officer from 1992 to 1999 of United Wisconsin Services (UWZ), a NYSE listed company and served on the Board of Unity Health Insurance Company. The Board of the Trust has determined that Mr. Formisano is an “audit committee financial expert” as defined by the SEC.

Edward Gubman, PhD. Mr. Gubman has served as a Trustee of the Trust since 2011 and chairperson of the Valuation Committee since 2012. He has also served as a Board member of other funds in the Wilshire Funds complex since 2011. Mr. Gubman is a founding partner of Strategic Talent Solutions, a consulting firm that helps executives with leadership development, talent management and employee engagement. Prior to founding Strategic Talent Solutions in 2004, Mr. Gubman served as a consultant with his own firm, Gubman Consulting, from 2001-2003 where he consulted with clients on leadership and talent management. Mr. Gubman worked at Hewitt Associates from 1983 to 2000 in Account Management and as Global Practice Leader where he specialized in talent management and organizational effectiveness. Mr. Gubman is the author of The Talent Solution: Aligning Strategy and People to Create Extraordinary Business Results and The Engaging Leader: Winning with Today’s “Free Agent” Workforce. He is also the Executive Editor of People & Strategy, The Journal of the Human Resource Planning Society since 2008 and is a lecturer in executive education, MBA, MILR and physician leadership programs at The University of Chicago, Cornell University, The University of Dayton, Indiana University, Northwestern University, the University of Minnesota and the University of Wisconsin. From 2009 to the present, Mr. Gubman has served as a Board member, Assistant Treasurer and Chair of the Personnel Committee of the Jewish Family Service of the Desert, and in 2008 served as Advisor to the Presidential Transition Team on the Social Security Administration and as a committee member, National Policy Committee on Retirement Security from 2007 to 2008. Mr. Gubman has served as Chair of the Publications Committee, of The Human Resource Planning Society since 2008, and as a Board member of The Human Resource Planning Society from 2005 to 2008.

Suanne K. Luhn. Ms. Luhn has served as Trustee of the Trust since 2008. She has also served as a Board member of other funds in the Wilshire Funds complex since 2008. From 1990 to 2006, she served as Chief Compliance Officer at Bahl & Gaynor, an investment advisory firm. Ms. Luhn served as a portfolio manager from 1983-1990, first at Baldwin United Company and later at Scudder, Stevens & Clark, Inc., where she was Director, Socially Responsive Investment Team, Member, Scudder Insurance Asset Management and Member, Institutional Fixed Income Portfolio Management. Ms. Luhn also has experience as Director of Municipal Institutional Sales for Seasongood & Mayer and as Head Trader for Equity and Fixed Income for Scudder, Stevens & Clark, Inc. Ms. Luhn has an MBA in finance.

George J. Zock. Mr. Zock has served as Trustee of the Trust and chairperson of the Board since 1996 and was Trustee of the predecessor fund to the Trust from 1995 to 1996. He is also chairperson of the Nominating Committee. He has also served as a Board member of other funds in the Wilshire Funds complex since 2006. Mr. Zock, a certified public accountant, is currently an independent consultant and is a member of the Illinois CPA Society. Mr. Zock has held senior executive positions with the Horace Mann Life Insurance Company and Horace Mann Service Corporation, serving as Executive Vice President from 1997 to 2003. Mr. Zock has served as a Director for Armed Forces Insurance Exchange from 2013 to present.

Leadership Structure

The Trust’s Board of Trustees manages the business affairs of the Trust. The Trustees establish policies and review and approve contracts and their continuance. The Trustees regularly request and/or receive reports from the Adviser, the Trust’s other service providers and the Trust’s Chief Compliance Officer. The Board is comprised of five trustees, all of whom (including the chairperson) are independent trustees. The independent chairperson, who serves as a spokesperson for the Board, is primarily responsible for facilitating communication among the Trustees and between the Board and the officers and service providers of the Trust and presides at meeting of the Board. In conjunction with the officers and legal counsel, the independent chairperson develops agendas for Board meetings that are designed to be relevant, prioritized, and responsive to Board concerns. The Board has established four standing committees. The Audit Committee is responsible for monitoring the funds’ accounting policies, financial reporting and internal control system; monitoring the work of the funds’ independent accountants and providing an open avenue of communication among the independent accountants, fund management and the Board. The Nominating Committee is primarily responsible for the identification and recommendation of individuals for Board membership and for overseeing the administration of the Trust’s Governance Guidelines and Procedures. The Valuation Committee oversees the activities of the Adviser’s Pricing Committee and fair values Fund securities. The Investment Committee monitors performance of the Funds and the performance of the Adviser and subadvisers. The Trust’s day-to-day operations are managed by the Adviser and other service providers. The Board and the committees meet periodically throughout the year to review the Trust’s activities, including, among others, fund performance, valuation matters and compliance with regulatory requirements, and to review contractual arrangements with service providers. The Board has determined that the Trust’s leadership structure is appropriate given the number, size and nature of the funds in the fund complex.

Risk Oversight

Consistent with its responsibility for oversight of the Trust and its Funds, the Board, among other things, oversees risk management of each Fund’s investment program and business affairs directly and through the committee structure that it has established. Risks to the Funds include, among others, investment risk, credit risk, liquidity risk, valuation risk and operational risk, as well as the overall business risk relating to the Funds. The Board has adopted, and periodically reviews, policies and procedures designed to address these risks. Under the overall supervision of the Board, the Adviser and other services providers to the Funds also have implemented a variety of processes, procedures and controls to address these risks. Different processes, procedures and controls are employed with respect to different types of risks. These processes include those that are embedded in the conduct of regular business by the Board and in the responsibilities of officers of the Trust and other service providers.

The Board requires senior officers of the Trust, including the President, Treasurer and Chief Compliance Officer (“CCO”), to report to the full Board on a variety of matters at regular and special meetings of the Board and its committees, as applicable, including matters relating to risk management. The Treasurer also reports regularly to the Audit Committee on the Trust’s internal controls and accounting and financial reporting policies and practices. The Audit Committee also receives reports from the Trust’s independent registered public accounting firm on internal control and financial reporting matters. On at least a quarterly basis, the Board meets with the Trust’s CCO, including separate meetings with the independent Trustees in executive session, to discuss issues related to portfolio compliance and, on at least an annual basis, receives a report from the CCO regarding the effectiveness of the Trust’s compliance program. In addition, the Investment Committee receives reports from the Adviser on the performance of the Funds and the Valuation Committee receives valuation reports and minutes from the Adviser’s Pricing Committee meetings. The Board also receives reports from the Trust’s primary service providers on a periodic or regular basis, including the Adviser and subadvisers to the Funds as well as the Trust’s custodian, administrator/fund accounting agent, distributor and transfer agent. The Board also requires the Adviser to report to the Board on other matters relating to risk management on a regular and as-needed basis.

The Board has four standing committees—an Audit Committee, a Nominating Committee, a Valuation Committee and an Investment Committee.

The Audit Committee held three meetings in 2013. The current members of the Audit Committee, all of whom are independent trustees, include Messrs. Formisano (chairperson), Gubman and Zock.

The Nominating Committee held four meetings in 2013. The current members of the Nominating Committee, all of whom are independent trustees, include Messrs. Zock (chairperson) and Formisano and Ms. Luhn. Pursuant to the Trust’s Governance Procedures, shareholders may submit suggestions for Board Candidates to the Nominating Committee, which will evaluate candidates for Board membership by forwarding their correspondence by U.S. mail or courier service to the Trust’s Secretary for the attention of the chair of the Nominating Committee.

The Investment Committee held four meetings in 2013. The current members of the Investment Committee, all of whom are independent trustees, include Ms. Cannella (chairperson), Mr. Gubman and Ms. Luhn.

The Valuation Committee held four meetings in 2013. The current members of the Valuation Committee, all of whom are independent trustees, include Mr. Gubman (chairperson) and Ms. Cannella. Messrs. Formisano and Zock and Ms. Luhn serve as alternates.

Compensation

The Trust and the Company together pay each independent Trustee an annual retainer of $18,000, an annual additional Board chair retainer of $12,000, a Board in-person meeting fee of $2,000, a Board telephonic meeting fee of $1,000, an annual Committee retainer of $8,000 and a Committee telephonic meeting fee of $500.

The following table sets forth the compensation paid to the Independent Trustees of the Trust for the 12 months ended December 31, 2013. The Trust does not compensate any of the officers.

Trustee	Aggregate Compensation From the Trust	Pension Retirement Benefits Accrued as Part of Trust Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from the Trust and the Fund Complex*
Margaret M. Cannella	$17,306	N/A	N/A	$34,333
Roger A Formisano	$17,663	N/A	N/A	$35,000
Edward Gubman	$17,129	N/A	N/A	$34,000
Suanne K. Luhn	$17,663	N/A	N/A	$35,000
George J. Zock	$23,174	N/A	N/A	$46,000

*
This is the total amount compensated to the Trustee for his or her service on the Trust’s Board and the board of any other investment company in the fund complex. “Fund Complex” means two or more registered investment companies that hold themselves out as related companies for purposes of investment and investor services, or have a common investment adviser or are advised by affiliated investment advisers.

Trustees’ Holdings of Fund Shares

The following table sets forth, for each Trustee, the dollar range of shares owned in each Fund as of December 31, 2013, as well as the aggregate dollar range of shares in all registered investment companies overseen by the Trustee within the family of investment companies as of the same date.

Name of Fund	Margaret M. Canella	Roger A. Formisano	Edward Gubman	Suanne K. Luhn	George J. Zock
Equity Fund	None	None	None	None	None
Balanced Fund	None	None	None	None	None
Income Fund	None	None	None	None	None
Small Cap Fund	None	None	None	None	None
International Equity Fund	None	None	None	None	None
Socially Responsible Fund	None	None	None	None	None
Wilshire 2015 ETF Fund	None	None	None	None	None
Wilshire 2025 ETF Fund	None	None	None	None	None
Wilshire 2035 ETF Fund	None	None	None	None	None
Aggregate Dollar Range of Equity Securities in all Registered Investment Companies overseen by the Trustee within the Family of Investment Companies	None	None	None	$10,001 -$50,000	$10,001 -$50,000

Trustees and officers do not directly own any shares of the Funds; however, they may invest indirectly in the Funds through annuity contracts issued by insurance companies of which no one person beneficially owns more than 1%.

INVESTMENT ADVISORY AGREEMENTS

Investment Advisory Agreements. As stated in the prospectus, the Trust employs the Adviser to manage the investment and reinvestment of the assets of the Equity Fund, the Balanced Fund, the Income Fund, the Small Cap Fund, the International Equity Fund and the Socially Responsible Fund and to continuously review, supervise and administer the Funds’ investment programs under an Investment Advisory Agreement dated March 1, 1999, as amended September 30, 2004 and December 31, 2011. The Trust employs the Adviser to manage the investment and reinvestment of the assets of the Target Maturity Funds and to continuously review, supervise and administer the Target Maturity Funds under an Investment Advisory Agreement dated April 28, 2006. The Adviser is controlled by Dennis A. Tito who beneficially owns a majority of the outstanding shares of the Adviser.

The Adviser’s duties under the Investment Advisory Agreements for the Funds (with the exception of the Target Maturity Funds) include recommending to the Board of Trustees one or more unaffiliated subadvisers to provide a continuous investment program for each Fund or a portion of such Fund’s assets designated from time to time by the Adviser, including investment, research, and management with respect to all securities and investments and cash equivalents for the Fund or a designated portion of such Fund’s assets. The Adviser’s duties under the Investment Advisory Agreement for the Target Maturity Funds include either determining the underlying portfolios to be purchased, retained or sold by a Fund or providing a continuous investment program for a Fund by recommending one or more unaffiliated subadvisers to the Board of Trustees or directly managing the assets of the Funds or a portion thereof. The Adviser also reviews, monitors and reports to the Board of Trustees regarding the performance and investment procedures of each subadviser and assists and consults with each subadviser in connection with the Fund’s continuous investment program.

The Adviser selects subadvisers based on a continuing quantitative and qualitative evaluation of their skills and proven abilities in managing assets pursuant to a particular investment style. Short-term performance is not by itself a significant factor in selecting or terminating subadvisers, and therefore the Adviser does not anticipate frequent changes in the subadvisers. These subadvisers have been selected upon the basis of a due diligence process which focuses upon, but is not limited to, the subadvisers’ philosophy and process, people and organization, resources and performance.

The Adviser monitors the performance of each subadviser of the Funds and, to the extent it deems appropriate to achieve the Funds’ investment objective, reallocates assets among individual subadvisers or recommends that the Funds employ or terminate particular subadvisers.

Each subadviser’s fees will be paid by the Adviser out of the advisory fees that it receives from each of the Funds. Fees paid to a subadviser of a Fund with multiple subadvisers will depend upon the fee rate negotiated with the Adviser and upon the percentage of the Fund’s assets allocated to that subadviser by the Adviser, which may vary from time to time. Thus, the basis for fees paid to any such subadviser will not be constant, and the relative amounts of fees paid to the various subadvisers of a Fund will fluctuate. These internal fluctuations, however, will not affect the total advisory fees paid by a Fund, which will remain fixed based on the terms described below. The Adviser may, however, determine in its discretion to waive a portion of its fee. Because the Adviser will pay each subadviser’s fees out of its own fees from the Funds, there will not be any “duplication” of advisory fees paid by the Funds.

The Investment Advisory Agreements continue in effect for each Fund from year to year for so long as its continuation is approved at least annually (a) by a majority of the trustees who are not parties to such agreement or interested persons of any such party except in their capacity as trustees of the Fund and (b) by the shareholders of the Fund or the Board of Trustees. An agreement may be terminated at any time upon 60 days notice by either party; the Trust may so terminate an agreement either by vote of the Board of Trustees or by a majority vote of the outstanding voting shares of the subject Fund if the Adviser were determined to have breached the agreement. Each agreement terminates automatically upon assignment.

For the services provided and the expenses assumed pursuant to the Investment Advisory Agreements, the Adviser receives a fee based on each Fund’s average daily net assets, computed daily and payable monthly, at the following annual rates:

Fund	Rate on the First $1 Billion of Fund Assets	Rate on Fund Assets in Excess of $1 Billion
Equity Fund	0.70%*	0.60%*
Balanced Fund	0.55%**	0.45%**
Income Fund	0.55%	0.45%
Small Cap Fund	1.15%***	1.05%***
International Equity Fund	1.00%****	0.90%****
Socially Responsible Fund	0.85%	0.75%
Wilshire 2015 ETF Fund	0.25%*****	0.25%
Wilshire 2025 ETF Fund	0.25%*****	0.25%
Wilshire 2035 ETF Fund	0.25%*****	0.25%

*
As discussed in the prospectus, the Equity Fund invests in shares of the Large Company Growth Portfolio and the Large Company Value Portfolio. The Adviser will only receive directly from the Equity Fund a fee based on the average daily net assets of the Equity Fund that are not invested in the Large Company Growth Portfolio and the Large Company Value Portfolio.

**
As discussed in the prospectus, the Balanced Fund invests in the Large Company Growth Portfolio, the Large Company Value Portfolio, the Small Company Growth Portfolio, the Small Company Value Portfolio and the Wilshire International Equity Fund. The Adviser will only receive directly from the Balanced Fund a fee based on the average daily net assets of the Balanced Fund that are not invested in the Large Company Growth Portfolio, the Large Company Value Portfolio, the Small Company Growth Portfolio, the Small Company Value Portfolio and the Wilshire International Equity Fund.

***
As discussed in the prospectus, the Small Cap Fund invests in shares of the Small Company Growth Portfolio and the Small Company Value Portfolio. The Adviser will only receive directly from the Small Cap Fund a fee based on the average daily net assets of the Small Cap Fund that are not invested in the Small Company Growth Portfolio or the Small Company Value Portfolio.

****
As discussed in the prospectus, the International Equity Fund invests in shares of the Wilshire International Equity Fund. The Adviser will only receive directly from the International Equity Fund a fee based on the average daily net assets of the Equity Fund that are not invested in the Wilshire International Equity Fund.

For the Target Maturity Funds, Wilshire has contractually agreed to waive advisory fees and/or reimburse expenses through April 30, 2015, so that the Total Annual Operating Expenses, excluding taxes, brokerage expenses, dividend expenses on short securities and extraordinary expenses, for this period will not exceed 0.60% (the “Expense Limitation”). Wilshire may recoup the amount of any advisory fee waived or expense reimbursement within three years after the year in which Wilshire incurred the expense if the recoupment does not exceed the existing expense limitation, to the extent a Fund’s annualized operating expenses are less than the Expense Limitation.

For the period January 1, 2013 through October 31, 2013 Wilshire voluntarily waived 0.20% of each of the Small Cap Fund and International Equity Fund’s management fee. Effective November 1, 2013, Wilshire replaced the voluntary waiver with a contractual management fee waiver of 0.20% of each Fund’s management fee that is based on average daily net assets that are not invested in affiliated underlying funds through April 30, 2015.

For the fiscal years ended December 31, 2011, 2012 and 2013, the advisory fees for each Fund payable to the Adviser, the reductions attributable to contractual and voluntary fee waivers, the net fees paid with respect to the Funds, and the corresponding percentages of net assets (net of waivers) were as follows:

2011

Fund	Advisory Fee Payable	Reduction in Fee	Recouped Fees	Net Fee Paid	% of Average Net Assets
Equity Fund	$764,543	$0	$0	$764,543	0.38%
Balanced Fund	$0	$0	$0	$0	0.00%
Income Fund	$519,173	$0	$0	$519,173	0.55%
Small Cap Fund*	$457,126	$84,491	$0	$372,635	0.94%
International Equity Fund*	$481,537	$96,533	$0	$385,004	0.80%
Socially Responsible Fund	$427,424	$0	$0	$427,424	0.85%
Wilshire 2015 ETF Fund**	$65,084	$29,870	$0	$35,314	0.14%
Wilshire 2025 ETF Fund**	$68,581	$33,265	$0	$35,316	0.13%
Wilshire 2035 ETF Fund**	$70,662	$34,342	$0	$36,320	0.13%

*	For the fiscal year ended December 31, 2011, Wilshire voluntarily waived 0.21% and 0.20% of its management fee for the Small Cap Fund and the International Equity Fund, respectively.

**
Reduction in fee for the Target Maturity Funds includes contractual waivers of management fees and reimbursement of expenses so that total annual operating expenses, excluding the fees and expenses of the Underlying Funds, for each Target Maturity Fund would not exceed 0.60%.

2012

Fund	Advisory Fee Payable	Reduction in Fee	Recouped Fees	Net Fee Paid	% of Average Net Assets
Equity Fund	$678,301	$0	$0	$678,301	0.35%
Balanced Fund	$0	$0	$0	$0	0.00%
Income Fund	$442,640	$0	$0	$442,640	0.55%
Small Cap Fund*	$432,074	$75,142	$0	$356,932	0.95%
International Equity Fund*	$555,893	$111,179	$0	$444,714	0.80%
Socially Responsible Fund	$418,879	$0	$0	$418,879	0.85%
Wilshire 2015 ETF Fund**	$70,475	$30,654	$0	$39,821	0.14%
Wilshire 2025 ETF Fund**	$86,319	$36,557	$0	$49,762	0.14%
Wilshire 2035 ETF Fund**	$93,081	$39,348	$0	$53,733	0.14%

*	For the fiscal year ended December 31, 2012, Wilshire voluntarily waived 0.20% and 0.20% of its management fee for the Small Cap Fund and the International Equity Fund, respectively.

**
Reduction in fee for the Target Maturity Funds includes contractual waivers of management fees and reimbursement of expenses so that annual operating expenses, excluding the fees and expenses of the Underlying Funds, for each Target Maturity Fund would not exceed 0.60%.

2013

Fund	Advisory Fee Payable	Reduction in Fee	Recouped Fees	Net Fee Paid	% of Average Net Assets
Equity Fund	$524,972	$0	$0	$524,972	0.26%
Balanced Fund	$6,681	$0	$0	$6,681	0.00%
Income Fund	$419,615	$0	$0	$419,615	0.55%
Small Cap Fund**	$291,105	$50,628	$0	$240,477	0.60%
International Equity Fund**	$343,606	$68,731	$0	$274,875	0.67%
Socially Responsible Fund	$449,044	$0	$0	$449,044	0.85%
Wilshire 2015 ETF Fund*	$80,406	$45,932	$0	$34,474	0.11%
Wilshire 2025 ETF Fund*	$109,762	$48,606	$0	$61,156	0.14%
Wilshire 2035 ETF Fund*	$125,292	$53,990	$0	$71,302	0.14%

*
For the period December 31, 2012 through October 31, 2013, Wilshire voluntarily waived 0.20% and 0.20% of its management fee for the Small Cap Fund and the International Equity Fund, respectively.  Effective November 1, 2013, Wilshire replaced the voluntarily waiver with a contractual management fee waiver of 0.20% of each Fund’s management fee that is based on average daily net assets that are not invested in affiliated underlying funds through April 30, 2015.

**
Reduction in fee for the Target Maturity Funds includes contractual waivers of management fees and reimbursement of expenses so that total annual operating expenses, excluding the fees and expenses of the Underlying Funds, for each Target Maturity Fund would not exceed 0.60%.

The aggregate subadvisory fees paid by Wilshire with respect to each Fund, and the corresponding percentage of net assets for the fiscal years ended December 31, 2011, 2012 and 2013 were as follows:

2011

Fund	Aggregate Sub Advisory Fee Paid	% of Average Net Assets
Equity Fund	$183,278,643	0.16%
Balanced Fund	$0	0.00%
Income Fund	$79,748,213	0.24%
Small Cap Fund	$36,417,427	0.51%
International Equity Fund	$52,714,445	0.40%
Socially Responsible Fund	$47,172,014	0.25%
Wilshire 2015 ETF Fund	$0	0.00%
Wilshire 2025 ETF Fund	$0	0.00%
Wilshire 2035 ETF Fund	$0	0.00%

2012

Fund	Aggregate Sub- Advisory Fee Paid	% of Average Net Assets
Equity Fund	$305,934	0.16%
Balanced Fund	$0	0.00%
Income Fund	$161,241	0.20%
Small Cap Fund	$173,981	0.50%
International Equity Fund	$246,234	0.42%
Socially Responsible Fund	$108,611	0.22%
Wilshire 2015 ETF Fund	$0	0.00%
Wilshire 2025 ETF Fund	$0	0.00%
Wilshire 2035 ETF Fund	$0	0.00%

2013

Fund	Aggregate Sub- Advisory Fee Paid	% of Average Net Assets
Equity Fund	$208,238	0.10%
Balanced Fund	$0	0.00%
Income Fund	$152,873	0.20%
Small Cap Fund	$108,988	0.27%
International Equity Fund	$142,701	0.35%
Socially Responsible Fund	$116,424	0.22%
Wilshire 2015 ETF Fund	$0	0.00%
Wilshire 2025 ETF Fund	$0	0.00%
Wilshire 2035 ETF Fund	$0	0.00%

Subadvisers. Each of the Investment Sub-Advisory Agreements provides that neither the subadviser nor any of its directors, officers, stockholders, agents or employees shall have any liability to a Fund or any shareholder of the Fund for any error of judgment, mistake of law, or any loss arising out of any investment, or for any other act or omission in the performance by the subadviser of its duties under the Investment Sub-Advisory Agreement except for liability resulting from willful misfeasance, bad faith, or negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under the Investment Sub-Advisory Agreement. Each of the Investment Sub-Advisory Agreements continues in effect for each Fund from year to year for so long as its continuation is approved at least annually and is subject to the same requirements for renewal as the Investment Advisory Agreement. Due to their fund of funds structure, the Target Maturity Funds do not have subadvisers.

For the services provided pursuant to the Investment Sub-Advisory Agreements, the Adviser pays the subadvisers a fee based on each Fund’s average daily net assets, computed daily and payable monthly, at the following annual rates:

Fund	Rate
Equity Fund	0.15%-0.40% on the first $100 million
0.15%-0.37% on the balance
Balanced Fund	0.20%
Income Fund	0.20%
Small Cap Fund	0.10%-0.70% on the first $500 million
0.05%-0.70% on the balance
International Equity Fund	0.40%
Socially Responsible Fund	0.22%

The following information supplements the information regarding the subadvisers in the Funds’ prospectuses:

Santa Barbara– Equity Fund

Santa Barbara manages a portion of the Equity Fund. Santa Barbara is a subsidiary of Nuveen Investments. Nuveen Investments is an indirect subsidiary of Windy City Investments Holdings, LLC (“Holdings”), a holding company formed by equity investors led by Madison Dearborn Partners, LLC (“MDP”), a private equity firm.

Equity investors of Holdings include certain MDP private equity funds and other institutional investors including private equity divisions of U.S. Bancorp and other financial services companies.

As a result of the facts described above, MDP is considered a “control person” of Santa Barbara under the Investment Advisers Act of 1940, as amended (“Advisers Act”); an “affiliated person” of Santa Barbara under the 1940 Act; and an “affiliate” of Santa Barbara under the Employee Retirement Income Security Act of 1974 (“ERISA”). With respect to Santa Barbara, except for MDP, no other investor in Holdings is subject to restrictions arising from such status under the Advisers Act, Investment Company Act and ERISA, respectively.

Neither MDP nor the other investors in Holdings will have any involvement in the day-to-day investment or other business operations of Santa Barbara, including with respect to Santa Barbara’s investment and voting determinations on behalf of clients. Santa Barbara exercises its own independent investment and voting discretion in accordance with its investment philosophy, fiduciary duties and client guidelines.

Santa Barbara’s employees do not have direct ownership in the firm. However, the firm and its parent provide the same incentive as would direct ownership through various programs. Note that the value of this incentive is determined by increasing profitability over time rather than simple asset growth.

James Boothe is the Chief Investment Officer of Santa Barbara and portfolio manager of Santa Barbara’s portion of the Equity Fund. Mr. Boothe is also responsible for day to day management of other registered investment companies, other pooled investment vehicles, and other advisory accounts. As of December 31, 2013, information on these other accounts is as follows:

James Boothe

Type of Account	Total # of Accounts Managed	Total Assets (millions)	# of Accounts Managed with Performance- Based Advisory Fee	Total Assets with Performance- Based Advisory Fee (millions)
Registered Investment Companies:	5	$2,783	0	$0
Other Pooled Investment Vehicles:	0	$0	0	$0
Other Accounts:	3,184	$3,363	1	$83

Conflicts of Interest

Potential conflicts of interests exist and are more fully discussed in Santa Barbara’s Form ADV Part 2A. Santa Barbara and its access persons are obligated to avoid conflicts of interest wherever possible and to fully disclose all facts concerning any conflict that may arise. Santa Barbara has adopted policies and procedures (Code of Ethics) designed to detect and prevent conflicts of interest relating to potential receipt of insider information, personal trading by its access persons and to ensure that Santa Barbara effects transactions for clients in a manner that is consistent with its fiduciary duty to its clients and in accordance with applicable law.

Compensation

Santa Barbara has in place an equity program that allows key individuals to participate in the earnings growth and cash flow of its business. The total compensation program consists of both a base salary and an annual bonus that can be a multiple of the base salary. The portfolio manager’s performance is formally evaluated annually based on a variety of factors. Bonus compensation is primarily a function of the firm’s overall annual profitability and the individual portfolio manager’s contribution as measured by the overall investment performance of client portfolios in the strategy they manage relative to the strategy’s general benchmark for one, three and five-year periods (as applicable), as well as an objective review of stock recommendations and the quality of primary research, and subjective review of the professional’s contributions to portfolio strategy, teamwork, collaboration and work ethic.

As of December 31, 2013, Mr. Boothe did not own any shares of the Equity Fund.

TWIN – Equity Fund

Geoffrey Gerber and Christopher B. Erfort are portfolio managers of TWIN’s portion of the Equity Fund, and are also responsible for the day-to-day management of registered investment companies, other pooled investment vehicles, and other advisory accounts. As of December 31, 2013, information on these accounts is as follows:

Geoffrey Gerber and Christopher B. Erfort

Type of Accounts	Total # of Accounts Managed	Total Assets (millions)	# of Accounts Managed With Performance Based Advisory Fee	Total Assets With Performance- Based Advisory Fee (millions)
Registered investment companies	4	$171.7	0	$0
Other pooled investment vehicles	0	$0	0	$0
Other advisory accounts	25	$776.3	1	$15.2

TWIN manages its portion of the Equity Fund with its other client accounts invested in the same investment strategy. TWIN aggregates client transactions where possible and when advantageous to clients. Clients participating in aggregated transactions receive an average share price, and transaction costs are shared equally and on a pro-rata basis. TWIN’s policy prohibits any allocation of trades in a manner that TWIN’s proprietary accounts, affiliated accounts, or any particular client(s) or group of clients receive more favorable treatment than other client accounts. However, where a TWIN client has directed that a specific broker be used to execute transactions, such transaction(s) may not be aggregated with other orders and the resulting commission rates and execution prices for such client may be less favorable as compared to the commission rates and execution prices for TWIN’s other client accounts. If a trade is not fully executed, TWIN will generally prorate the amount executed to each client based on their respective share of the total trade, unless circumstances warrant otherwise.

TWIN’s portfolio managers and other investment personnel are paid competitive fixed base salaries by TWIN. In addition, they may receive an annual discretionary cash bonus. The cash bonus, which is set at the sole discretion of TWIN’s President, is based on various factors including the overall profit of TWIN and employee merit. The cash bonus is not, however, directly based on the investment performance or assets of the Equity Fund or any other advisory accounts. In addition, TWIN provides its employees with a generous benefit package including company provided health care, 401(k) plan and discretionary qualified profit-sharing contributions.

As of December 31, 2013, Messrs. Gerber or Erfort did not own any shares of the Equity Fund.

Guggenheim – Balanced Fund

Guggenheim’s portion of the Balanced Fund is team-managed by members of Guggenheim’s portfolio management team consisting of B. Scott Minerd, Anne B. Walsh, CFA, JD, James W. Michal, and Steven H. Brown, CFA.

As of March 31, 2014, Messrs. Minerd, Michal, and Brown and Ms. Walsh were responsible for the management of certain other accounts, as follows:

Type of Account	Total # of Accounts Managed	Total Assets Managed (millions)	# of Accounts Managed with Performance- Based Advisory Fee	Total Assets with Performance- Based Advisory Fee (millions)
B. Scott Minerd
Registered investment companies:	30	$7,933	0	$0
Other pooled investment vehicles:	8	$3,414	3	$3,141
Other accounts:	58	$96,416	4	$225
Anne B. Walsh
Registered investment companies:	24	$7,520	0	$0
Other pooled investment vehicles:	2	$3,130	2	$3,130
Other accounts:	25	$82,396	1	$513
James W. Michal
Registered investment companies:	26	$5,811	0	$0
Other pooled investment vehicles:	3	$3,191	2	$3,118
Other accounts:	11	$1,615	3	$728
Steven H. Brown
Registered investment companies:	8	$997	0	$0
Other pooled investment vehicles:	0	$0	0	$0
Other accounts:	1	$22	0	$0

As of March 31, 2014, Messrs. Minerd, Michal, and Brown and Ms. Walsh beneficially owned no securities of the Balanced Fund.

Potential Conflicts of Interest

From time to time, potential conflicts of interest may arise between a Guggenheim portfolio manager’s management of the investments of the Balanced Fund on the one hand and the management of other registered investment companies, pooled investment vehicles and other accounts (collectively, “other accounts”) on the other. The other accounts might have similar investment objectives or strategies as the Balanced Fund, track the same indices the Balanced Fund tracks or otherwise hold, purchase, or sell securities that are eligible to be held, purchased or sold by the Balanced Fund.  The other accounts might also have different investment objectives or strategies than the Balanced Fund.

Allocation of Limited Time and Attention. A Guggenheim portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

Knowledge and Timing of Fund Trades. A potential conflict of interest may arise as a result of the Guggenheim portfolio manager’s day-to-day management of the Balanced Fund. Because of his or her position with the Balanced Fund, the portfolio manager knows the size, timing and possible market impact of the Balanced Fund’s trades. It is theoretically possible that the portfolio manager could use this information to the advantage of other accounts and to the possible detriment of the Balanced Fund.

Investment Opportunities. A potential conflict of interest may arise as a result of the Guggenheim portfolio manager’s management of a number of accounts with comparable investment guidelines. An investment opportunity may be suitable for both the Balanced Fund and other accounts managed by the portfolio manager, but may not be available in sufficient quantities for both the Balanced Fund and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by the Balanced Fund and another account. Guggenheim has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

Selection of Brokers/Dealers. Guggenheim portfolio managers may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the Balanced Fund and/or accounts that they supervise. In addition to executing trades, some brokers and dealers provide portfolio managers with brokerage and research services (as those terms are defined in Section 28(e) of the 1934 Act), which may result in the payment of higher brokerage fees than might otherwise be available. These services may be more beneficial to certain funds or accounts than to others. Although the payment of brokerage commissions is subject to the requirement that the portfolio manager determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to a fund, a portfolio manager’s decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds and/or accounts that he or she manages.

Performance Fees.  A Guggenheim portfolio manager may advise certain accounts with respect to which the advisory fee is based entirely or partially on performance. Performance fee arrangements may create a conflict of interest for the portfolio manager in that the manager may have an incentive to allocate the investment opportunities that he or she believes might be the most profitable to accounts with a heavily performance-oriented fee.

Compensation

Guggenheim compensates its portfolio management staff for their management of the Balanced Fund’s portfolio.  Compensation is evaluated qualitatively based on their contribution to investment performance and factors such as teamwork and client service efforts. Guggenheim’s staff incentives may include: a competitive base salary, bonus determined by individual and firm wide performance, equity participation, co-investment options, and participation opportunities in various investments.  Guggenheim’s deferred compensation programs include equity that vests over a period of years.  All employees of Guggenheim are also eligible to participate in a 401(k) plan to which a discretionary match may be made after the completion of each plan year.

Western Asset Management and Western Asset Management Limited - Income Fund

Western Asset Management Company (“Western”), established in 1971, is located at 385 E. Colorado Boulevard, Pasadena, California 91101. Western Asset Management Company Limited (WAMCL) was founded in 1984 and is located at 10 Exchange Square, Primrose Street, London, EC 2A2EN, United Kingdom. Western and WAMCL are independent affiliates of Legg Mason, Inc. As of December 31, 2013, total assets under management by Western were approximately $451,631,807,677. WAMCL is affiliated with Western under common control, jointly managing an assigned portion of the Income Fund. WAMCL provides certain subadvisory services relating to currency transactions and investments in non-U.S. dollar-denominated securities and related foreign currency instruments. Expertise from WAMCL’s investment professionals add local sector investment experience as well as the ability to trade in local markets. Western maintains constant interaction and coordination between its investment professionals to maintain a unified and cohesive investment management approach.

Western utilizes a team-based approach to portfolio management to ensure that all portfolios, as allowed by guidelines, benefit from the expertise of all the firms’ sector specialists. S. Kenneth Leech, Chief Investment Officer is responsible for the strategic oversight of the Income Fund’s investments and for supervising the operations and of the various sector specialist teams dedicated to the specific asset classes in which the Income Fund invests. Mr. Leech is involved in the management of all Western’s portfolios, but is not solely responsible for particular portfolios. With respect to the Income Fund and other client accounts with a similar objective, Carl L. Eichstaedt, Mark S. Lindbloom, CFA, Michael C. Buchanan and Keith Gardner provide specialized expertise and global oversight. They are also responsible for portfolio structure, including sector allocation, duration weighting and term structure decisions. These individuals are also responsible for overseeing implementation of Western’s overall investment ideas and coordinating the work of the various sector teams. This structure ensures that client portfolios benefit from a consensus that draws on the expertise of all team members.

Messrs. Leech, Eichstaedt, Gardner, Lindbloom and Buchanan have been Portfolio Managers for Western for more than five years.

As of December 31, 2013, in addition to the Income Fund, the portfolio managers were responsible for the management of certain other accounts, as follows:

Type of Account	Total # of Accounts Managed	Total Assets Managed (millions)	# of Accounts Managed with Performance- Based Advisory Fee	Total Assets with Performance- Based Advisory Fee (millions)
S. Kenneth Leech
Registered investment companies:	25	$18,014	n/a	n/a
Other pooled investment vehicles:	56	$32,677	2	$272
Other accounts:	110	$31,339	9	$3,319

Type of Account	Total # of Accounts Managed	Total Assets Managed (millions)	# of Accounts Managed with Performance- Based Advisory Fee	Total Assets with Performance- Based Advisory Fee (millions)
Carl L. Eichstaedt
Registered investment companies:	17	$23,517	n/a	n/a
Other pooled investment vehicles:	15	$5,498	n/a	n/a
Other accounts:	178	$44,080	23	$7,344
Mark Lindbloom
Registered investment companies:	18	$26,266	n/a	n/a
Other pooled investment vehicles:	12	$7,211	n/a	n/a
Other accounts:	163	$39,881	23	$7,561
Michael C. Buchanan
Registered investment companies:	43	$33,928	n/a	n/a
Other pooled investment vehicles:	57	$31,169	4	$862
Other accounts:	194	$48,242	20	$7,252
Keith Gardner
Registered investment companies:	31	$25,494	n/a	n/a
Other pooled investment vehicles:	29	$12,826	1	$141
Other accounts:	162	$36,481	19	$7,218

As of December 31, 2013, S. Kenneth Leech, Carl L. Eichstaedt, Mark S. Lindbloom, Michael C. Buchanan and Keith Gardner beneficially owned no securities of the Income Fund.

Potential Conflicts of Interest

Western Asset has adopted compliance policies and procedures to address a wide range of potential conflicts of interest that could directly impact client portfolios. For example, potential conflicts of interest may arise in connection with the management of multiple portfolios (including portfolios managed in a personal capacity). These could include potential conflicts of interest related to the knowledge and timing of a portfolio’s trades, investment opportunities and broker selection. Portfolio managers are privy to the size, timing, and possible market impact of a portfolio’s trades.

It is possible that an investment opportunity may be suitable for both a portfolio and other accounts managed by a portfolio manager, but may not be available in sufficient quantities for both the portfolio and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by a portfolio and another account. A conflict may arise where the portfolio manager may have an incentive to treat an account preferentially as compared to a portfolio because the account pays a performance-based fee or the portfolio manager, the Advisers or an affiliate has an interest in the account. The Firm has adopted procedures for allocation of portfolio transactions and investment opportunities across multiple client accounts on a fair and equitable basis over time. All eligible accounts that can participate in a trade share the same price on a pro-rata allocation basis to ensure that no conflict of interest occurs. Trades are allocated among similarly managed accounts to maintain consistency of portfolio strategy, taking into account cash availability, investment restrictions and guidelines, and portfolio composition versus strategy.

With respect to securities transactions, the Adviser determines which broker or dealer to use to execute each order, consistent with their duty to seek best execution of the transaction. However, with respect to certain other accounts (such as pooled investment vehicles that are not registered investment companies and other accounts managed for organizations and individuals), the Firm may be limited by the client with respect to the selection of brokers or dealers or may be instructed to direct trades through a particular broker or dealer. In these cases, trades for a portfolio in a particular security may be placed separately from, rather than aggregated with, such other accounts. Having separate transactions with respect to a security may temporarily affect the market price of the security or the execution of the transaction, or both, to the possible detriment of a portfolio or the other account(s) involved. Additionally, the management of multiple portfolios and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each portfolio and/or other account. Western Asset’s team approach to portfolio management and block trading approach works to limit this potential risk.

The Firm also maintains a gift and entertainment policy to address the potential for a business contact to give gifts or host entertainment events that may influence the business judgment of an employee. Employees are permitted to retain gifts of only a nominal value and are required to make reimbursement for entertainment events above a certain value. All gifts (except those of a de minimis value) and entertainment events that are given or sponsored by a business contact are required to be reported in a gift and entertainment log which is reviewed on a regular basis for possible issues.

Employees of the Firm have access to transactions and holdings information regarding client accounts and the Firm’s overall trading activities. This information represents a potential conflict of interest because employees may take advantage of this information as they trade in their personal accounts. Accordingly, the Firm maintains a Code of Ethics that is compliant with Rule 17j-1 and Rule 204A-1 to address personal trading. In addition, the Code of Ethics seeks to establish broader principles of good conduct and fiduciary responsibility in all aspects of the Firm’s business. The Code of Ethics is administered by the Legal and Compliance Department and monitored through the Firm’s compliance monitoring program.

Western Asset may also face other potential conflicts of interest with respect to managing client assets, and the description above is not a complete description of every conflict of interest that could be deemed to exist. The Firm also maintains a compliance monitoring program and engages independent auditors to conduct a SSAE16/ISAE 3402 audit on an annual basis. These steps help to ensure that potential conflicts of interest have been addressed.

Compensation

At Western Asset, one compensation methodology covers all products and functional areas, including portfolio managers. Western’s philosophy is to reward its employees through total compensation. Total compensation is reflective of the external market value for skills, experience, ability to produce results, and the performance of one’s group and the firm as a whole.

Discretionary bonuses make up the variable component of total compensation. These are structured to reward sector specialists for contributions to Western Asset as well as relative performance of their specific portfolios/product and are determined by the professional’s job function and performance as measured by a formal review process.

For portfolio managers, the formal review process includes a thorough review of portfolios they were assigned to lead or with which they were otherwise involved, and includes not only investment performance, but maintaining a detailed knowledge of client portfolio objectives and guidelines, monitoring of risks and performance for adherence to these parameters, execution of asset allocation consistent with current firm and portfolio strategy, and communication with clients. In reviewing pre-tax investment performance, one-, three-, and five-year annualized returns are measured against appropriate market peer groups and to each fund’s benchmark index.

Los Angeles Capital – Small Cap Fund

Los Angeles Capital manages a portion of the Small Cap Fund. Los Angeles Capital is a corporation wholly owned by working principals. Los Angeles Capital is primarily owned by Thomas D. Stevens, Hal W. Reynolds, Stuart K. Matsuda, and David R. Borger. Thomas D. Stevens, CFA - Chairman and President, Principal; Hal W. Reynolds, CFA - Chief Investment Officer; and Daniel E. Allen, CFA - Director of Global Equities, are the senior portfolio managers for the portion of the Small Cap Fund sub-advised by Los Angeles Capital. The table below includes details regarding the number of registered investment companies, other pooled investment vehicles, and other accounts managed by Mr. Stevens, Mr. Reynolds, and Mr. Allen, total assets under management for each type of account, and total assets in each type of account with performance-based advisory fees, as of December 31, 2013.

Thomas D. Stevens, CFA; Hal W. Reynolds, CFA; and Daniel E. Allen, CFA

Type of Account	Total # of Accounts Managed	Total Assets (millions)	# of Accounts Managed with Performance- Based Advisory Fee	Total Assets with Performance- Based Advisory Fee (millions)
Registered investment companies:	12	$3,557	1	$1,790
Other pooled investment vehicles:	13	$3,654	3	$1,975
Other accounts:	28	$8,680	6	$6,013

As of December 31, 2013, Los Angeles Capital managed 54 portfolios with 23 different benchmarks. Although certain of Los Angeles Capital’s accounts may have common benchmarks, the accounts typically have different risk profiles, cost budgets, or alpha targets, which result in differing investment portfolios.

Conflicts of Interest

Los Angeles Capital has adopted policies and procedures with respect to the disclosure of information about securities in a fund’s portfolio that it believes address the potential for conflicts of interest between a fund, the firm and an underwriter of a fund. These policies include prohibitions on disclosure of client/fund holdings and prohibitions on using knowledge about pending or currently considered securities transactions for personal gain. As part of the testing of these policies, the firm requires employees to obtain pre-clearance of purchases and sales of securities from members of both the Trading and Compliance Departments.

Los Angeles Capital has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures that it believes address the potential conflicts of interests associated with managing portfolios for multiple clients to ensure that all clients are treated equitably and fairly. Potential issues could involve an allocation of securities among multiple client accounts, use of information regarding the timing of trades, allocations of securities between client accounts and proprietary accounts, and differences in fees among client accounts that could impact investment professionals’ compensation. Los Angeles Capital believes that its policies and procedures are reasonably designed to address these issues.

Compensation

Los Angeles Capital’s portfolio managers participate in a competitive compensation program. Total compensation includes a base salary fixed from year to year and a variable performance bonus to reflect the individual’s contributions to the firm and Los Angeles Capital’s business as a whole. In addition, portfolio managers may participate in the firm’s profit sharing plan at the level generally offered to similarly situated employees of the firm, and if a shareholder of the firm, receive a percentage of the firm’s overall profits. Los Angeles Capital’s portfolio manager compensation is not tied to fund performance.

As of December 31, 2013, Messrs. Stevens, Reynolds, and Allen did not own shares of the Small Cap Fund.

Ranger – Small Cap Fund

W. Conrad Doenges, portfolio manager of Ranger’s portion of the Small Cap Fund, is primarily responsible for the day-to-day management of other pooled investment vehicles and other advisory accounts. As of December 31, 2013, information on these other accounts is as follows:

W. Conrad Doenges

Type of Accounts	Total # of Accounts Managed	Total Assets (millions)	# of Accounts Managed with Performance Based Advisory Fee	Total Assets with Performance- Based Advisory Fee (millions)
Registered investment companies:	7	$833.48	0	$0
Other pooled investment vehicles:	7	$323.74	0	$0
Other accounts:	27	$989.25	0	$0

Conflicts of Interest

Ranger recognizes that there are conflicts of interests which are common to the investment industry and/or specific to Ranger, and implements policies and procedures which seek to mitigate such conflicts. As a fiduciary, Ranger has an affirmative duty to act in the best interests of its clients and to make full and fair disclosure of material facts, particularly where Ranger’s interests may conflict with those of its clients. Ranger’s compliance program requires each employee to act with integrity, competence, diligence, respect, and in an ethical manner when dealing with current and prospective clients, other employees and colleagues in the investment profession, and other participants in the global capital markets. Ranger expects employees to place the interests of clients above their own personal interest and to avoid any actual or potential conflicts of interest.

Multiple Clients. Ranger manages client accounts other than the Small Cap Fund. An inherent conflict to an advisor managing more than one client account is the potential for one client to receive less time, attention or investment opportunity than another client with either more assets under management or a more lucrative fee structure. Ranger’s compliance program addresses this potential conflict by requiring that orders for securities are aggregated and allocated on a pro rata basis in accordance with each account’s investment guidelines as determined exclusively by Ranger’s portfolio manager or his designee. Differences in allocation proportions may occur due to tax considerations, avoidance of odd lots or de minimis numbers of shares, and investment strategies of the accounts. In order to verify compliance with these policies and procedures, Ranger conducts regular reviews of the order allocation process. As a general matter, Ranger believes that aggregation and pro rata allocation of orders for multiple client accounts is consistent with its duty to seek best execution for its clients. However, in any case in which Ranger believes that aggregation and pro rata allocation of a client order is not consistent with its duty to seek best execution, it will not affect the transaction on an aggregated basis.

Personal Trading. Potential conflicts of interest may exist with respect to the personal trading activities of an advisor’s employee in relation to trading on behalf of such advisor’s clients. An employee trading securities in his or her account prior to trading the same security on behalf of clients (commonly known as “front-running”) is an example of such a conflict. To mitigate this conflict, Ranger prohibits employees from purchasing individual securities for their personal accounts. Employees are required to receive pre-clearance from Ranger’s Chief Compliance Officer prior to selling an individual security owned in a personal account they may have obtained prior to either their employment or adoption of Ranger’s current Personal Trading Policy.

Soft Dollars. Ranger seeks to employ a soft dollar policy that falls within the safe harbor established by Section 28(e) of the Securities Exchange Act of 1934. Ranger’s use of soft dollar credits to pay for research and brokerage products or services that might otherwise be borne by Ranger. Accordingly, there is a potential conflict of interest between a client’s interests in obtaining best execution and Ranger’s receipt of and payment for research through brokerage allocations as described above. To the extent Ranger obtains brokerage and research services that it otherwise would acquire at its own expense, Ranger may have incentive to place a greater volume of transactions or pay higher commissions than would otherwise be the case.

Research services, as that term is used in Section 28(e)(3), may include both services generated internally by a broker’s own research staff and services obtained by the broker from a third party research firm. The research services obtained may include a broad variety of financial and related information and services, including written or oral research and information relating to the economy, industries or industry segments, a specific company or group of companies, software or written financial data, electronic or other quotations or market information systems, financial or economic programs or seminars, or other similar services or information Ranger believes enhances its advisory functions and services. The soft dollar research Ranger obtains normally benefits many accounts rather than just the one(s) for which the order is being executed, and Ranger may not use all research in connection with the account(s) which paid commissions to the broker providing the research. Generally, Ranger will attempt to place portfolio transactions with broker dealers who, in its opinion, provide the best combination of price and execution (including brokerage commissions). However, Ranger may pay a broker dealer a commission for effecting a transaction in excess of commission charged by another broker or dealer as long as Ranger makes a good faith determination that the amount of commission is reasonable in relation to the value of the brokerage and research services provided by the broker-dealer. To mitigate potential conflict of interest posed by soft dollar usage, Ranger implements compliance procedures to actively monitor soft dollar usage in context to its best execution policy. In addition, Ranger maintains an internal allocation procedure to identify those brokers who provided it with research and execution services that Ranger considers useful to its investment decision-making process.

Compensation

Ranger’s portfolio manager and sector managers receive a salary, as well as a performance based bonus. The portfolio manager and sector managers with ownership also receive a profits interest which is a function of Ranger’s profitability after all operating expenses. Bonuses are a function of Ranger’s revenues, asset growth, the firm’s overall performance, a team member’s contribution to the client service function, input to the investment process, and willingness to work in a team environment. Ranger also tries to promote employee stability through 401(k) matching and an excellent healthcare package.

As of December 31, 2013, W. Conrad Doenges beneficially owned no securities of the Small Cap Fund.

WCM– International Equity Fund

WCM Investment Management (“WCM”), located at 281 Brooks Street, Laguna Beach, CA 92651, acts as a subadviser to the International Fund pursuant to a subadvisory agreement with Wilshire. WCM is 100% owned by its employees. Its two co-CEOs, Paul R. Black and Kurt R. Winrich, CFA, each own more than 25% of WCM.

Portfolio Managers

WCM’s portion of the International Equity Fund is team managed by Paul R. Black, Peter J. Hunkel, Michael R. Trigg, and Kurt R. Winrich, CFA.

Other Accounts Managed by the Portfolio Managers. The portfolio managers jointly manage other accounts. Information on these other accounts is as follows, as of December 31, 2013.

Paul R. Black, Peter J. Hunkle, Michael B. Trigg and Kurt R. Winrich, CFA

Type of Accounts	Number of Accounts Managed	Total Assets Managed (in millions)	Number of Accounts Managed for which Advisory Fee is Performance- Based	Assets Managed for which Advisory Fee is Performance- Based (in millions)
Registered investment companies:	6	$562	0	$0
Other pooled investment vehicles:	4	$80	0	$0
Other advisory accounts:	166	$2,493	2	$131

Material Conflicts of Interest. Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other account. Where conflicts of interest arise between the Fund and other accounts managed by the portfolio manager, WCM will proceed in a manner that ensures that the Fund will not be treated less favorably. There may be instances where similar portfolio transactions may be executed for the same security for numerous accounts managed by the portfolio managers. In such instances, securities will be allocated in accordance with WCM’s trade allocation policy.

Compensation. Peter J. Hunkel and Michael B. Trigg receive a fixed base salary and a variable bonus that is based upon the value of the assets of each fund they manage. Paul R. Black and Kurt R. Winrich, CFA receive a fixed base salary and share in the profitability of WCM from their equity ownership of the firm. The portfolio managers’ compensation arrangements are not determined on the basis of the performance of specific funds or accounts managed.

Ownership of the Fund by the Portfolio Managers. As of December 31, 2013, Messrs. Black, Hunkel, Trigg and Winrich beneficially owned no securities of the International Equity Fund.

Thomas White-International Equity Fund

Thomas White, located at 440 S. LaSalle Street, Suite 3900, Chicago, Illinois 60605 had approximately $2.278 billion in assets under management as of December 31, 2013. Thomas S. White, Jr. owns more than 75% of the shares of Thomas White. Day to day management of Thomas White’s portion of the International Equity Fund is the responsibility of portfolio managers Thomas S. White, Jr., Wei Li, Ph.D, CFA, Jinwen Zhang, Ph.D, CFA and Douglas M. Jackman, CFA. Messrs. White, Jackman, and Li and Ms. Zhang are primarily responsible for the day-to-day management of other registered investment companies, other pooled investment vehicles and other advisory accounts. As of December 31, 2013, information on these other accounts is as follows:

Thomas S. White, Jr.

Type of Accounts	Number of Accounts Managed	Total Assets Managed (in millions)	Number of Accounts Managed for which Advisory Fee is Performance- Based	Assets Managed for which Advisory Fee is Performance- Based (in millions)
Registered investment companies:	4	$1060.2	0	$0
Other pooled investment vehicles:	5	$287.6	0	$0
Other advisory accounts:	857	$920.2	0	$0

Wei Li, CFA, Ph.D, Jinwen Zhang CFA, Ph.D. and Douglas M. Jackman, CFA,

Type of Accounts	Number of Accounts Managed	Total Assets Managed (in millions)	Number of Accounts Managed for which Advisory Fee is Performance- Based	Assets Managed for which Advisory Fee is Performance- Based (in millions)
Registered investment companies:	1	$29.0	0	$0
Other pooled investment vehicles:	5	$287.6	0	$0
Other advisory accounts:	857	$960.2	0	$0

At times, Thomas White’s management of other accounts potentially could conflict with the interests of the International Equity Fund. That may occur whether the investment strategies of the other accounts are the same as, or different from, the International Equity Fund’s investment objectives and strategies. For example, the team may need to allocate investment opportunities between the International Equity Fund and another account having similar objectives or strategies, or may need to execute transactions for another account that could have a negative impact on the value of securities held by the International Equity Fund. In addition, similar accounts managed by the Thomas White team may have different cash flow requirements which may result in differences in the timing of the buying or selling of the same security across portfolios. Not all accounts advised by Thomas White have the same management fee. If the management fee structure of another account is more advantageous to Thomas White than the fee structure of the International Equity Fund, Thomas White could have an incentive to favor the other account. At various times, the team may manage other accounts with investment objectives and strategies that are similar to those of the International Equity Fund, or may manage accounts with investment objectives and strategies that are different from those of the International Equity Fund.

Thomas White has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, which it believes address the conflicts associated with managing multiple accounts for multiple clients. In addition, Thomas White monitors a variety of areas, including compliance with account investment guidelines and restrictions, the allocation of initial public offerings and other similar investment opportunities, and compliance with Thomas White’s Code of Ethics and with the applicable compliance programs under the 1940 Act and the Investment Advisers Act of 1940.

Messrs. White, Jackman and Li’s and Ms. Zhang’s compensation is based on a competitive, fixed salary paid by Thomas White, and a discretionary bonus based on Thomas White’s overall economic performance. Compensation is not based on either the International Equity Fund’s pre-tax or post-tax performance or the value of assets held in the International Equity Fund’s portfolio.

As of December 31, 2013, Thomas S. White, Wei Li, Jinwen Zhang and Douglas M. Jackman beneficially owned no securities of the International Equity Fund.

ClearBridge – Socially Responsible Fund

Scott Glasser, Michael Kagan and Mary Jane McQuillen, portfolio managers of the Fund, are primarily responsible for the day-to-day management of other registered investment companies and other pooled investment vehicles. As of December 31, 2013, information on these other accounts is as follows:

Type of Accounts	Number of Accounts Managed	Total Assets Managed (in millions)	Number of Accounts Managed for which Advisory Fee is Performance- Based	Assets Managed for which Advisory Fee is Performance- Based (in millions)
Scott Glasser
Registered investment companies	4	$6,698	0	$0
Other pooled investment vehicles	2	$499	0	$0
Other advisory accounts	4,752	$2,126	0	$0
Michael Kagan
Registered investment companies	5	$7,205	1	$506.2
Other pooled investment vehicles	3	$502	0	$0
Other advisory accounts	4,751	$2,123	0	$0
Mary Jane McQuillen
Registered investment companies:	4	$7	0	$0
Other pooled investment vehicles:	2	$48	0	$0
Other advisory accounts:	2,098	$1,012	0	$0

Potential Conflicts of Interest

Potential conflicts of interest may arise when the Fund’s portfolio managers also have day-to-day management responsibilities with respect to one or more other funds or other accounts, as is the case for the Fund’s portfolio managers.

ClearBridge has adopted compliance policies and procedures that are designed to address various conflicts of interest that may arise for ClearBridge and the individuals that it employs. For example, ClearBridge seeks to minimize the effects of competing interests for the time and attention of portfolio managers by assigning portfolio managers to manage funds and accounts that share a similar investment style. ClearBridge has also adopted trade allocation procedures that are designed to facilitate the fair allocation of limited investment opportunities among multiple funds and accounts. There is no guarantee, however, that the policies and procedures adopted by ClearBridge will be able to detect and/or prevent every situation in which an actual or potential conflict may appear.

These potential conflicts include:

Allocation of Limited Time and Attention. A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

Allocation of Limited Investment Opportunities. If a portfolio manager identifies a limited investment opportunity that may be suitable for multiple funds and/or accounts, the opportunity may be allocated among these several funds or accounts, which may limit the Fund’s ability to take full advantage of the investment opportunity.

Pursuit of Differing Strategies. At times, a portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds and/or accounts for which he or she exercises investment responsibility, or may decide that certain of the funds and/or accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and/or accounts.

Selection of Broker/Dealers. Portfolio managers may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the funds and/or accounts that they supervise. In addition to executing trades, some brokers and dealers provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934), which may result in the payment of higher brokerage fees than might have otherwise been available. These services may be more beneficial to certain funds or accounts than to others. Although the payment of brokerage commissions is subject to the requirement that the manager and/or subadviser determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the Fund, a decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds and/or accounts managed. For this reason, the subadviser has formed a brokerage committee that reviews, among other things, the allocation of brokerage to broker/dealers, best execution and soft dollar usage.

Variation in Compensation. A conflict of interest may arise where the financial or other benefits available to the portfolio manager differ among the funds and/or accounts that he or she manages. If the structure of the manager’s management fee (and the percentage paid to the subadviser) and/or the portfolio manager’s compensation differs among funds and/or accounts (such as where certain funds or accounts pay higher management fees or performance-based management fees), the portfolio manager might be motivated to help certain funds and/or accounts over others. The portfolio manager might be motivated to favor funds and/or accounts in which he or she has an interest or in which the manager and/or its affiliates have interests. Similarly, the desire to maintain assets under management or to enhance the portfolio manager’s performance record or to derive other rewards, financial or otherwise, could influence the portfolio manager in affording preferential treatment to those funds and/or accounts that could most significantly benefit the portfolio manager.

Related Business Opportunities. The subadviser or its affiliates may provide more services (such as distribution or recordkeeping) for some types of funds or accounts than for others. In such cases, a portfolio manager may benefit, either directly or indirectly, by devoting disproportionate attention to the management of funds and/or accounts that provide greater overall returns to the subadviser and its affiliates.

Portfolio Manager Compensation Structure

ClearBridge’s portfolio managers participate in a competitive compensation program that is designed to attract and retain outstanding investment professionals and closely align the interests of its investment professionals with those of its clients and overall firm results. The total compensation program includes a significant incentive component that rewards high performance standards, integrity, and collaboration consistent with the firm’s values. Portfolio manager compensation is reviewed and modified each year as appropriate to reflect changes in the market and to ensure the continued alignment with the goals stated above. ClearBridges’s portfolio managers and other investment professionals receive a combination of base compensation and discretionary compensation, comprising a cash incentive award and deferred incentive plans described below.

Base salary compensation. Base salary is fixed and primarily determined based on market factors and the experience and responsibilities of the investment professional within the firm.

Discretionary compensation. In addition to base compensation managers may receive discretionary compensation.

Discretionary compensation can include:

•	Cash Incentive Award

•
ClearBridge’s Deferred Incentive Plan (CDIP) - a mandatory program that typically defers 15% of discretionary year-end compensation into ClearBridge managed products. For portfolio managers, one-third of this deferral tracks the performance of their primary managed product, one-third tracks the performance of a composite portfolio of the firm’s new products and one-third can be elected to track the performance of one or more of ClearBridge managed funds. Consequently, portfolio managers can have two-thirds of their CDIP award tracking the performance of their primary managed product.

For centralized research analysts, two-thirds of their deferral is elected to track the performance of one of more of ClearBridge managed funds, while one-third tracks the performance of the new product composite.

ClearBridge then makes a company investment in the proprietary managed funds equal to the deferral amounts by fund. This investment is a company asset held on the balance sheet and paid out to the employees in shares subject to vesting requirements.

•
Legg Mason Restricted Stock Deferral- a mandatory program that typically defers 5% of discretionary year-end compensation into Legg Mason restricted stock. The award is paid out to employees in shares subject to vesting requirements.

•
Legg Mason Restricted Stock and Stock Option Grants - a discretionary program that may be utilized as part of the total compensation program. These special grants reward and recognize significant contributions to our clients, shareholders and the firm and aid in retaining key talent.

Several factors are considered by ClearBridge Senior Management when determining discretionary compensation for portfolio managers. These include but are not limited to:

•
Investment performance. A portfolio manager’s compensation is linked to the pre-tax investment performance of the fund/accounts managed by the portfolio manager. Investment performance is calculated for 1-, 3-, and 5-year periods measured against the applicable product benchmark (e.g., a securities index and, with respect to a fund, the benchmark set forth in the fund’s prospectus) and relative to applicable industry peer groups. The greatest weight is generally placed on 3- and 5-year performance.

•	Appropriate risk positioning that is consistent with ClearBridge’s investment philosophy and the Investment Committee/CIO approach to generation of alpha;

•	Overall firm profitability and performance;

•	Amount and nature of assets managed by the portfolio manager;

•	Contributions for asset retention, gathering and client satisfaction;

•	Contribution to mentoring, coaching and/or supervising;

•	Contribution and communication of investment ideas in ClearBridge’s Investment Committee meetings and on a day to day basis;

•	Market compensation survey research by independent third parties

As of December 31, 2013, Messrs. Glasser and Kagan and Ms. McQuillen beneficially owned no shares of the Socially Responsible Fund.

Wilshire Associates Incorporated - Target Maturity Funds

The Target Maturity Funds are managed by James E. St. Aubin, Nathan R. Palmer and Mannik Dhillon. As of December 31, 2013, in addition to the Target Maturity Funds, Messrs. St. Aubin, Palmer and Dhillon managed the following accounts:

Nathan R. Palmer, CFA:

Type of Account	Total # of Accounts Managed	Total Assets (millions)	# of Accounts Managed with Performance- Based Advisory Fee	Total Assets with Performance- Based Advisory Fee (millions)
Registered investment companies:	15	$1200	0	$0
Other pooled investment vehicles:	0	$0	0	$0
Other accounts:	0	$0	0	$0

James St. Aubin, CFA:

Type of Account	Total # of Accounts Managed	Total Assets (millions)	# of Accounts Managed with Performance- Based Advisory Fee	Total Assets with Performance- Based Advisory Fee (millions)
Registered investment companies:	16	$1,200	0	$0
Other pooled investment vehicles:	0	$0	0	$0
Other accounts:	6	$6,380	0	$0

Mannik Dhillon:

Type of Account	Total # of Accounts Managed	Total Assets(millions)	# of Accounts Managed with Performance- Based Advisory Fee	Total Assets with Performance- Based Advisory Fee (millions)
Registered investment companies:	15	$1200	0	$0
Other pooled investment vehicles:	0	$0	0	$0
Other accounts:	0	$0	0	$0

Potential Conflicts of Interest. The Adviser has adopted policies and procedures designed to address any potential of conflicts of interest that could impact the Funds or any other client.

As part of the Adviser’s fund management services, the Adviser regularly makes decisions about hiring, retaining, and terminating subadvisers. It is the Adviser’s policy that these decisions be based solely on the best interests of the client and without regard to any revenue that the Adviser receives, might receive, or has received in the past, directly or indirectly, from investment managers for services provided by the Adviser in any of its business units.

The Adviser has reviewed its business operations to identify any such conflicts of interest. The Adviser has adopted policies and procedures that are designed to prevent personnel from having internal access to information that otherwise might appear to compromise their objectivity. The Adviser also has adopted policies and procedures designed to ensure that each client is provided with specific disclosures that are pertinent to that client.

As a matter of policy, any and all asset allocation or investment manager recommendations made to clients, including the Funds, are first presented to the Adviser’s Investment Committee for review, discussion and approval. The committee is mandated by charter, is chaired by the Adviser’s Chief Investment Officer and the permanent members are the senior members of the Adviser and include the Funds’ President. The objective of the Committee is to ensure that recommendations for clients are suitable, independent, align with the client’s own investment objectives, fall within a client’s own investment guidelines or constraints and are made free from bias and conflicts of interest.

As of December 31, 2013, Messrs. St. Aubin, Palmer and Dhillion did not own any shares of the Target Maturity Funds.

Compensation. Portfolio managers receive a base salary and a performance-based bonus. Base salary is fixed and is typically determined based on market factors and the skill and experience of the portfolio manager. For the performance-based bonus, portfolio managers are evaluated by comparing their performance against specific objectives, such as target benchmarks.

Code of Ethics. The Trust, the Adviser and the subadvisers have adopted Codes of Ethics (the “Codes”) which comply with Rule 17j-l under the 1940 Act. The Codes permit personnel who are subject to the Codes to make personal securities transactions, including in securities that may be purchased or held by the funds, subject to the requirements and restrictions set forth in such Codes. The Codes contain provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities and the interests of investment advisory clients such as those of the Trust.

Disclosure of Portfolio Holdings. The Trust’s policies and procedures governing disclosure of portfolio holdings permit nonpublic portfolio holding information to be shared with the Trust’s service providers and others who generally need access to such information in the performance of their duties and responsibilities, such as the Trust’s Adviser, subadvisers, administrator, custodian, fund accountants, independent public accountants, attorneys, officers and trustees. The names of all these parties are included on pages 3, 62, 63, and the trustee/officer table beginning on page 32 in this SAI, and information is provided to these parties on a real-time basis or as needed with no time lag. Making portfolio holdings information available to such parties is an incidental part of the services they provide the Trust. In addition, the Funds’ portfolio holdings may be discussed with third parties (e.g., broker/dealers) for the purpose of analyzing or trading such securities. Such parties are subject to duties of confidentiality by agreement or otherwise including a duty not to trade on nonpublic information. Nonpublic portfolio holdings information may also be disclosed by the Funds or the Adviser to certain third parties, provided that (i) a good faith determination is made that the Fund has a legitimate business purpose to provide the information and the disclosure is in the Fund’s best interests; (ii) the recipient does not distribute the portfolio holdings or results of the analysis to third parties, or persons who are likely to use the information for purposes of purchasing or selling shares of the Fund prior to the portfolio holdings becoming public information; (iii) the recipient signs a written confidentiality agreement; and (iv) the Chief Compliance Officer (“CCO”) of the Trust approves of the disclosure. These conditions do not apply to portfolio holdings information released to such third parties after it is posted on the Adviser’s website. Currently, there are no arrangements to provide nonpublic portfolio holdings information to any third party.

The Funds’ portfolio holdings and characteristics may be disclosed in other circumstances if reviewed and approved by the Trust’s CCO. Any disclosure of portfolio holdings or characteristics not addressed by the Trust’s policies and procedures must be submitted to the CCO for review before dissemination. No compensation or other consideration is received by the Trust or any affiliates of the Trust for disclosure of portfolio holdings information. The CCO provides the Board of Trustees with reports of any potential exceptions to, or violations of, the Trust’s policies and procedures governing disclosure of portfolio holdings that are deemed to constitute a material compliance matter. The CCO is responsible for monitoring compliance with these procedures, including requesting information from service providers.

The Funds disclose their portfolio holdings to the extent required by law.

Proxy Voting Policies. For all Funds except the Balanced Fund and Target Maturity Funds, the subadvisers of these Funds have been delegated the responsibility for voting the Funds’ proxies pursuant to the Investment Sub-Advisory Agreements. Each subadviser votes proxies according to proxy voting policies, which are included in Appendix B to this SAI. The Adviser monitors the subadvisers’ compliance with their stated policies and reports to the Board annually on any proxies that were not voted in accordance with a subadviser’s stated policy and any circumstances in which a conflict of interest was identified and how the proxies were voted.

For the Target Maturity Funds, the Adviser will vote proxies according to its proxy voting policy which is included in Appendix B of this SAI.

BROKERAGE ALLOCATION

The Investment Advisory Agreements and the Investment Sub-Advisory Agreements authorize the Adviser and the subadvisers, respectively (collectively, the “Advisers”) (subject to the discretion and control of the Trust’s Board of Trustees), to select the brokers or dealers that will execute the purchases and sales of portfolio securities and direct the Advisers to use their best efforts to obtain the best available price and most favorable execution. Subject to policies established by the Board of Trustees of the Trust, the Advisers may also be authorized to effect individual securities transactions at commission rates in excess of the minimum commission rates available, if an Adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage or research services provided, viewed in terms of either the particular transaction or the Adviser’s overall responsibilities with respect to the Fund and other clients.

In placing portfolio transactions, each of the Advisers will use its best judgment to choose the broker most capable of providing the brokerage services necessary to obtain the best available price and most favorable execution. The full range and quality of brokerage services available will be considered in making these determinations. In those instances where it is reasonably determined that more than one broker can offer the brokerage services needed to obtain the best available price and most favorable execution, consideration may be given to those brokers which supply investment research and other services in addition to execution services. Such services may include factual and statistical information or other items of supplementary research assistance.

Each of the Advisers considers such information useful in the performance of its obligations under the advisory agreements, but is unable to determine the amount by which such services may reduce its expenses. Research services provided by brokers through which the Funds effect securities transactions may be used by an Adviser in servicing all of its accounts; not all of these services may be used by the Adviser in connection with the Funds. In addition, within the parameters of achieving best price and execution, brokerage services may be used to generate commission credits which are used to pay for pricing agent and custodial services. See “Other Services—Custodial Agreement.”

Each of the Advisers is authorized to consider for investment by a Fund securities that may also be appropriate for other mutual funds and/or clients served by the Advisers. To assure fair treatment of each Fund and all clients of the Advisers in situations in which two or more clients’ accounts participate simultaneously in a buy or sell program involving the same security, such transactions will be allocated among the Funds and clients in a manner deemed equitable by the Advisers.

To the extent directed by management of the Funds in writing, the Adviser will direct or suggest to one or more subadvisers to execute purchases and sales of portfolio securities for a Fund through brokers or dealers designated by management of the Fund to the Adviser for the purpose of providing direct benefits to the Fund, subject to the subadviser seeking best execution. However, brokerage commissions or transaction costs in such transactions may be higher, and a Fund may receive less favorable prices, than those which a subadviser could obtain from another broker or dealer, in order to obtain such benefits for the Fund. Where multiple brokers are deemed to be able to provide best execution, brokerage commissions may be allocated to brokers on the basis of their ability to provide research. For the fiscal year ended December 31, 2013, at Wilshire’s request, the Trust’s subadvisers directed approximately $21,891,630 of transactions to implement a brokerage commission recapture program. These transactions generated $16,603 in commissions of which approximately $3,916 was retained by the Distributor and $9,533 was returned to the Funds to offset Fund operating expenses.

For the fiscal years ended December 31, 2013, 2012 and 2011, each Fund paid total brokerage commissions as follows:

Name of Fund	2013	2012	2011
Equity Fund	$64,252	$120,116	$151,237
Balanced Fund(1)	$11,042	$0	$0
Income Fund(2)	$0	$0	$256
Small Cap Fund	$48,863	$91,284	$101,481
International Equity Fund	$48,740	$44,874	$99,068
Socially Responsible Fund	$15,761	$20,695	$33,558
Wilshire 2015 ETF Fund	$2,770	$1,528	$6,337
Wilshire 2025 ETF Fund	$3,095	$2,828	$7,094
Wilshire 2035 ETF Fund	$3,443	$3,700	$8,338

(1)	There were no brokerage commissions for the Balanced Fund in 2011 or 2012 because the Fund did not directly own any equity securities or make equity trades.

(2)	There are generally no brokerage commissions for the Income Fund because the Fund does not directly own any equity securities or make equity trades.

As of December 31, 2013, the Funds held the following securities of their regular brokers or dealers as follows:

Fund	Brokers or Dealers	Market Value
Equity Fund	JP Morgan Chase & Co.		$1,427,204
	Bank of New York Mellon		$897,923
	Citigroup		$328,293
	Bank of America		$305,172
	Goldman Sachs		$274,753
Balanced Fund	None	$
Income Fund	JP Morgan Chase		$1,309,378
	Goldman Sachs Group Inc		$997,602
	Morgan Stanley		$803,552
	Citigroup Inc		$476,782
	Merrill Lynch		$148,697
Small Cap Fund	None	$
International Equity Fund	None	$
Socially Responsible Fund	JP Morgan Chase & Co		$1,202,758
	Citigroup		$1,152,725
2015 ETF Fund	None
2025 ETF Fund	None
2035 ETF Fund	None

DISTRIBUTOR

Pursuant to a Distribution Agreement dated May 30, 2008, SEI Investments Distribution Co., One Freedom Valley Drive, Oaks, Pennsylvania 19456, is the distributor (the “Distributor”) for the continuous offering of shares of the Trust and acts as agent of the Trust in the sale of its shares. The Distribution Agreement provides that the Distributor will use its best efforts to distribute the Funds’ shares.

The Distribution Agreement continues in effect from year to year so long as such continuance is approved at least annually by a vote of the Board of Trustees of the Trust, including the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the Distribution Agreement. The Distribution Agreement automatically terminates in the event of its assignment and may be terminated with respect to a Fund at any time without penalty by the Fund or by the Distributor upon 60 days’ notice. Termination by the Trust with respect to a Fund may be by vote of a majority of the Board of Trustees, including a majority of the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the Distribution Agreement, or a “majority of the outstanding voting securities” of the Fund, as defined under the 1940 Act. The Distribution Agreement may not be amended with respect to a Fund to increase the fee to be paid by the Fund without approval by a majority of the outstanding voting securities of such Fund and all material amendments must in any event be approved by the Board of Trustees in the manner described above with respect to the continuation of the Distribution Agreement.

The Trust has adopted a plan under Rule 12b-l with respect to the Equity Fund, the Balanced Fund, the Income Fund, the Small Cap Fund, the International Equity Fund and the Socially Responsible Fund that provides for fees to compensate the Distributor for distribution and shareholder services. For its services under the distribution plan, the Distributor receives a distribution fee from each Fund, payable monthly, at the annual rate of 0.25% of average daily net assets attributable of each Fund. The Trust has also adopted a plan under Rule 12b-1 with respect to the Target Maturity Funds that provides for fees to reimburse the Distributor for distribution and shareholder services. Under the distribution plan for the Target Maturity Funds, the Distributor may be reimbursed through a distribution fee from each Fund for distribution or shareholder services incurred, payable monthly, at the annual rate of up to 0.25% of average daily net assets attributable to each Fund.

For the years ended December 31, 2011, December 31, 2012 and December 31, 2013, the Distributor received the following in distribution fees from the Funds:

2011
Equity Fund	$439,089
Balanced Fund	$0
Income Fund	$235,995
Small Cap Fund	$99,373
International Equity Fund	$120,382
Socially Responsible Fund	$125,711
Wilshire 2015 ETF Fund	$65,083
Wilshire 2025 ETF Fund	$68,581
Wilshire 2035 ETF Fund	$70,661

2012
Equity Fund	$421,284
Balanced Fund	$0
Income Fund	$201,207
Small Cap Fund	$93,926
International Equity Fund	$138,970
Socially Responsible Fund	$123,197
Wilshire 2015 ETF Fund	$70,475
Wilshire 2025 ETF Fund	$86,319
Wilshire 2035 ETF Fund	$93,081

2013
Equity Fund	$445,623
Balanced Fund	$180,600
Income Fund	$190,510
Small Cap Fund	$94,599
International Equity Fund	$103,180
Socially Responsible Fund	$132,486
Wilshire 2015 ETF Fund	$80,406
Wilshire 2025 ETF Fund	$109,762
Wilshire 2035 ETF Fund	$125,292

During the last three fiscal years, the Distributor distributed all of the distribution fees or compensation it received from the Funds.

The distribution plan for the Equity Fund, the Balanced Fund, the Income Fund, the Small Cap Fund, the International Equity Fund and the Socially Responsible Fund is a compensation plan, which means that the Distributor is compensated regardless of its expenses, as opposed to reimbursement plans which reimburse only for expenses incurred. The Distributor may, and it is expected that the Distributor will, pay all or a portion of its fee to insurance companies or their affiliates or financial services firms who assist in distributing or promoting the sale of Fund shares. It is expected that such insurance companies and financial services firms will provide certain shareholders account services, periodic information reporting and telephone support for contract owners with respect to inquiries about the Funds. The Board of Trustees considered various factors in making the determination that the distribution plan is reasonably likely to benefit the Funds and their respective shareholders, including: (1) the fact that the Funds would be primarily dependent for sales of their shares on insurance companies including the Funds as underlying investment vehicles for their insurance products and that in order to be competitive, the Funds must offer compensation to the insurance companies to help defray distribution costs; (2) the likelihood that the distribution plan would stimulate sales of shares of the Funds and assist in increasing the asset base of the Funds; (3) the potential advantages to shareholders of the Funds of prompt and significant growth of the asset base of the Funds, including reaching certain breakpoints and achieving other economies of scale; (4) the formula pursuant to which the payment of fees under the distribution plan is determined; (5) the reasonableness of the fees to be paid under the distribution plan; (6) the lack of reasonable alternative methods of distribution and payments thereof which would be equally effective; and (7) the fact that any significant increase in the asset value of the Funds would benefit the Adviser by increasing the advisory fees payable to it. The following are the amounts spent on behalf of the Variable Insurance Trust Funds pursuant to such plan during the year ended December 31, 2013:

2013

Fund	Printing	Compensation to Broker Dealers	Compensation to Sales Personnel	Other	Reimbursements	Total
Equity Fund	$0	$445,085	$0	$538	$0	$445,623
Balanced Fund	$0	$180,922	$0	$514	$(776)	$180,660
Income Fund	$0	$190,624	$0	$538	$(625)	$190,510
Small Cap Growth Fund	$0	$100,852	$0	$413	$(6,666)	$94,599
International Equity Fund	$0	$102,767	$0	$413	$0	$103,180
Socially Responsible Fund	$0	$132,073	$0	$413	$0	$132,486

The Target Maturity Funds’ distribution plan is a reimbursement plan which reimburses only for expenses incurred. The Board of Trustees considered various factors in making the determination that the distribution plan is reasonably likely to benefit the Target Maturity Funds and their respective shareholders, including: (1) the fact that the Funds will be primarily dependent for sales of their shares on insurance companies; and that in the competitive marketplace, funds often provide compensation to insurance companies to help defray their costs in distributing the insurance contract; (2) the likelihood that the distribution plan will stimulate sales of shares of the Trust, and assist in increasing the asset base of the Funds in the face of competition from a variety of other products; (3) the potential advantages to shareholders of the Trust of growth of the asset base of the Funds, including greater liquidity, more investment flexibility and achievement of greater economies of scale; (4) the formula pursuant to which the payment of fees under the distribution plan is determined; (5) the reasonableness of the fees to be paid under the distribution plan; (6) the lack of reasonable alternative methods of distribution and payments therefore which would be equally effective; and (7) the fact that any increase in the asset value of the Funds will benefit the Adviser by increasing the fees payable to it. The Target Maturity Funds commenced payments under the 12b-1 plan on October 1, 2009. The following are the amounts spent on behalf of the Target Maturity Funds pursuant to such plan during the year ended December 31, 2013:

2013

Fund	Printing	Compensation to Broker Dealers	Compensation to Sales Personnel	Other	Total
Wilshire 2015 ETF Fund	$0	$80,446	$0	$80	$80,526
Wilshire 2025 ETF Fund	$0	$109,882	$0	$80	$109,962
Wilshire 2035 ETF Fund	$0	$125,479	$0	$80	$125,559

From time to time, the Distributor and financial service firms it appoints may engage in activities which jointly promote the sales of shares of multiple Funds, the cost of which may not be readily identifiable or related to any one Fund. Generally, the distribution and shareholder services expenses attributed to such joint distribution and shareholder services activities will be allocated among each Fund on the basis of its respective net assets.

Each distribution plan continues in effect from year to year so long as such continuance is approved at least annually by a vote of the Board of Trustees of the Trust, including the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the distribution plan. Each distribution plan may be terminated with respect to a Fund at any time without penalty or by vote of a majority of the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the distribution plan or by vote of a majority of the outstanding securities of a class of the Fund. If a distribution plan is terminated in accordance with its terms, the obligation of a Fund to make payments to the Distributor pursuant to the distribution plan will cease and the Fund will not be required to make any payments past the termination date. Thus, there is no legal obligation for the Fund to pay any expenses incurred by the Distributor in excess of its fees under the distribution plan, if for any reason the Plan is terminated in accordance with its terms. Future fees under the distribution plan may or may not be sufficient to reimburse the Distributor for its expenses incurred. A distribution plan may not be amended with respect to a Fund to increase the fee to be paid by the Fund without approval by a majority of the outstanding voting securities of such Fund and all material amendments must in any event be approved by the Board of Trustees in the manner described above with respect to the continuation of the distribution plan.

With the exception of the Adviser, in its capacity as the Trust’s investment adviser and the Distributor, in its capacity of distributor of Fund shares, no interested person of the Trust and none of the Trustees who are not interested persons of the Trust have any direct or indirect financial interest in the distribution plans and any related distribution agreement.

Payments to Insurance Companies. The Adviser will pay insurance companies or their affiliates servicing fees based on shares held by variable annuity products issued by such insurance companies. In return for receiving these fees, such insurance companies or their affiliates will provide certain shareholder account services, periodic information reporting and telephone support for contract owners with respect to inquiries about the Funds.

OTHER SERVICES

Administrator. The Trust has entered into an Administration Agreement, dated May 30, 2008, with SEI Investments Global Funds Services (“SEI” or “Administrator”), a Delaware statutory trust. SEI is located at One Freedom Valley Drive, Oaks, PA 19456 and is an affiliate of the Distributor. SEI Investments Management Corporation, a wholly owned subsidiary of SEI Investments Company, is the owner of all beneficial interests in the Administrator. SEI Investment Management Corporation, and its subsidiaries and affiliates, including the Administrator, are leading providers of portfolio evaluation services, fund accounting systems, and brokerage and information services to financial institutions, institutional investors and money managers. The Administrator and its affiliates also serve as administrator or sub-administrator to other mutual funds.

Under the Administration Agreement, the Administrator provides the Trust with fund accounting services, administration services and certain other services as may be required by the Trust. The Administrator prepares tax returns, reports to the Funds’ shareholders, and reports and filings with the SEC and state securities authorities; prepares ongoing compliance updates; provides consultation to the Trust with respect to regulatory matters, including monitoring regulatory and legislative developments that may affect a Fund; assists in the preparation of quarterly board materials; and generally assists in all aspect of a Fund’s operations, other than providing legal or investment advice. The Administrator is paid an asset based fee for these services, subject to certain minimums.

The following table describes the administration fees paid by each Fund to SEI for the years ended December 31, 2011, December 31, 2012 and December 31, 2013:

Name of Fund	2011
Equity Fund	$139,799
Balanced Fund	$113,310
Income Fund	$66,077
Small Cap Fund	$27,825
International Equity Fund	$33,708
Socially Responsible Fund	$35,200
Wilshire 2015 ETF Fund	$10,413
Wilshire 2025 ETF Fund	$10,973
Wilshire 2035 ETF Fund	$11,306

Name of Fund	2012
Equity Fund	$134,437
Balanced Fund	$106,081
Income Fund	$56,336
Small Cap Fund	$26,300
International Equity Fund	$38,912
Socially Responsible Fund	$34,496
Wilshire 2015 ETF Fund	$14,234
Wilshire 2025 ETF Fund	$17,504
Wilshire 2035 ETF Fund	$18,956

Name of Fund	2013
Equity Fund	$142,817
Balanced Fund	$106,496
Income Fund	$53,406
Small Cap Fund	$28,231
International Equity Fund	$28,874
Socially Responsible Fund	$36,980
Wilshire 2015 ETF Fund	$22,514
Wilshire 2025 ETF Fund	$30,733
Wilshire 2035 ETF Fund	$35,082

Custodian. Northern Trust Company (“Northern Trust”), 50 LaSalle Street, Chicago, Illinois 90401-1085, serves as custodian of the assets of the Funds. Under the Custody Agreement, Northern Trust maintains the Funds securities, administers the purchases and sales of portfolio securities, collects interest and dividends and other distributions made on portfolio securities and performs other ministerial duties as outlined in the Custody Agreement.

Transfer Agent. DST Systems, Inc., 333 W. 11th Street, Kansas City, MO 64105, serves as the Trust’s transfer agent and dividend disbursing agent.

Independent Registered Public Accounting Firm. PricewaterhouseCoopers LLP, Two Commerce Square, Suite 1700, 2001 Market Street, Philadelphia, PA 19103-7042, currently serves as the Trust’s Independent Registered Public Accounting Firm. The Independent Registered Public Accounting Firm performs an annual audit of the financial statements of each Fund and provides services related to SEC filings throughout the year.

Legal Counsel. Vedder Price P.C., 222 North LaSalle Street, Chicago, Illinois 60601, serves as legal counsel to the Trust and the independent trustees of the Trust.

VOTING RIGHTS

The Funds are available exclusively as a pooled funding vehicle for variable life insurance policies and variable annuity contracts (each a “Contract”) offered by the separate accounts, or sub-accounts thereof, of certain life insurance companies (“Participating Insurance Companies”). The Participating Insurance Companies own shares of a Fund as depositors for the owners of their respective Contracts (each a “Contract Owner”). Thus, individual Contract Owners are not the “shareholders” of a Fund. Rather, the Participating Insurance Companies and their separate accounts are the shareholders. Each Participating Insurance Company will offer to Contract Owners the opportunity to instruct it as to how it should vote shares held by it and the separate accounts. A Participating Insurance Company must vote the shares of a Fund held in its name as directed. If a Participating Insurance Company does not receive voting instructions for all of the shares of a Fund held under the Contracts, it will vote all of the shares in the relevant separate accounts with respect to a proposal, for, against, or abstaining, in the same proportion as the shares of such Fund for which it has received instructions from Contract Owners (i.e., echo voting). As a result, a small number of Contract Owners may determine the outcome of a proposal.

Each Fund is authorized by the Declaration of Trust to issue an unlimited number of shares. Shares of each Fund are of the same class with equal rights and privileges with respect to liquidation of a Fund. Each share is entitled to vote on all matters submitted to a vote of shareholders. The shares of each Fund are fully paid and non-assessable, and have no preference as to conversion, exchange, dividends, retirement or other features. The shares of each Fund have no pre-exemptive rights. The shares of each Fund have noncumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of trustees can elect 100% of the trustees if they choose to do so.

Each person with voting rights will be provided with reports and proxy materials relating to the applicable Fund(s). To be entitled to vote, a shareholder (either a public shareholder of the Equity Fund or an insurance company separate account) must have been a shareholder on the record date. The number of Fund shares for which a shareholder may vote is determined by dividing the value of an interest in a Fund by the net asset value of one share of the Fund, as of the same date.

On each matter submitted to a shareholder vote, each shareholder is entitled to one vote for each whole share and each fractional share is entitled to a proportionate fractional vote. All shares of all series of the Trust will vote together as a single class, except for (a) any matter with respect to which a separate vote of one or more series is permitted or required by the 1940 Act or the provisions of the Declaration of Trust; and (b) as to any matter which affects only the interests of one or more particular series, only the shareholders of the one or more affected series are entitled to vote, and each such series will vote as a separate series. All shares of all series of the Trust are voted together in the election of Board members. On any other matter submitted to a vote of shareholders, shares are voted in the aggregate and not by the individual series, except that shares are voted by the individual series when required by the 1940 Act or other applicable law or when the Board determines that the matter affects only the interests of one or more series, in which case shareholders of the unaffected series are not entitled to vote on such matters.

The shareholders have power to vote only (i) for the election of Board members, (ii) with respect to any investment advisory contract, (iii) with respect to termination of the Trust, (iv) with respect to amendments to the Declaration of Trust, (v) with respect to any merger, consolidation or sale of assets, (vi) with respect to incorporation of the Trust, and (vii) with respect to such additional matters relating to the Trust as may be required by the 1940 Act, the Delaware Statutory Trust Act, or any other applicable law, the Declaration of Trust, the By-Laws or any registration of the Trust with the SEC (or any successor agency) or any state, or as and when the Board may consider necessary or desirable.

PURCHASE, REDEMPTION AND PRICING OF FUND SHARES

Each Fund sells and redeems its shares at net asset value per share, without a sales or redemption charge. No minimum purchase or redemption amounts apply. The daily net asset value of each Fund’s shares is determined by dividing the net assets by the number of outstanding shares. Net assets are equal to the total assets of the Fund less its liabilities. The price at which a purchase is effected is based on the next calculated net asset value after the order is received by your insurance company, as described in the product prospectus describing your particular variable annuity contract. A security listed or traded on a domestic exchange is valued at its last sales price on the exchange where it is principally traded. In the absence of a current quotation, the security is valued at the mean between the last bid and asked prices on the exchange. Securities traded over-the-counter (other than NASDAQ) in the United States are valued at the last current sale price. If there are no such sales, the most recent bid quotation is used. Securities quoted on the NASD Automatic Quotation (“NASDAQ”) System, for which there have been sales, are valued at the NASDAQ Official Closing Price. If there are no such sales, the value is the bid quotation. Equity securities primarily traded on a foreign exchange or market are valued daily at the price, which is an estimate of the fair value price, as provided by an independent pricing service. Foreign securities are converted to U.S. dollars using exchange rates at the close of the New York Stock Exchange. In the event market quotations are not readily available, securities are valued according to procedures established by the Board of Trustees or are valued at fair value as determined in good faith by the Pricing Committee, whose members include at least two representatives of the Adviser, one of whom is an officer of the Trust, or the Trust’s Valuation Committee. Securities whose values are considered unreliable because a significant valuation event has occurred may be valued at fair value by the Pricing Committee or the Trust’s Valuation Committee. Investments in the underlying funds by the Equity Fund, the Balanced Fund, the Small Cap Fund and the International Equity Fund will be valued at their net asset value as reported by the underlying funds. The Target Maturity Funds’ initial investment in an ETF is valued at the ETF’s net asset value or is valued at market price, depending upon whether a Fund purchased the ETF directly from the ETF in “creation units” or on an exchange, as applicable.

Debt securities having a remaining maturity of 60 days or less, maturing at par, are valued at prices supplied by the Funds’ pricing agent for such securities, if available, and otherwise are valued at amortized cost. Under the amortized cost method of valuation, the security is initially valued at cost. Then, a Fund assumes a constant proportionate amortization in value until maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the security. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price that would be received upon the sale of the security. When market quotations are not available, securities are valued at fair value as discussed above.

Short-Term And Excessive Trading. The Trust and the Funds are designed for long-term investors. The Funds do not accommodate short-term or excessive trading and ask the insurance companies that offer the Funds for cooperation in discouraging such trading activity through their variable annuity contracts. Such trading may present risks to other shareholders in the Funds, including disruption of portfolio investment strategies, with potential resulting harm to investment performance, and increased trading costs or Fund expenses. Thus, such trading may negatively impact a Fund’s net asset value and result in dilution to long-term shareholders.

In an effort to protect long-term shareholders, the Board of Trustees has adopted policies and procedures which seek to deter short-term and excessive trading. Shares of the Funds are only held as the underlying investment for variable annuity contracts issued by insurance companies, and, as a result, the participating insurance companies, rather than the underlying contract owners, are the shareholders of the Funds. The Trust is limited in its ability to enforce the Trust’s market timing trading policy because each insurance company has the relationship with, and is responsible for maintaining the account records of, the individual variable annuity contract owners. In addition, there may be legal and technical limitations on the ability of an insurance company to impose trading restrictions and to apply the Trust’s market timing trading policy to their variable annuity contract owners. As a result, there is no assurance that the Trust will be completely successful in its effort to detect or minimize market timing activity.

Under agreements that the Trust or its distributor have entered into with participating insurance companies, the Trust may request transaction information from participating insurance companies at any time in order to determine whether there has been short-term trading by the participating insurance companies’ customers. The Trust will request that the participating insurance company provide individual contract owner level detail to the Trust at its request. If short-term trading is detected at the contract owner level, the Trust will request that the participating insurance company (a) continue to monitor the contract owner, (b) issue the contract owner a warning, or (c) ban the contract owner from making further allocations to that Fund. The Trust reserves the right to reject or cancel all future purchase and exchange transactions if the Trust believes there appears to be a pattern of short-term or excessive trading activity. A participating insurance company may apply its own short-term trading policies and procedures, which may be more or less restrictive than the Trust’s policies and procedures.

The Trust has entered into shareholder information agreements with participating insurance companies. Under such shareholder information agreements, the Trust may instruct a participating insurance company to restrict or prohibit further purchases or exchanges of fund shares by a shareholder who has been identified by the Trust as having engaged in transactions of fund shares that violate policies established by the Trust for the purpose of eliminating or reducing any dilution of the value of the outstanding securities issued by the Trust.

The Funds which invest in ETFs which in turn invest in small cap or foreign securities, as well as such ETFs, may be more prone to market timing and time zone arbitrage.

FEDERAL INCOME TAX MATTERS

The following is intended to be a general summary of certain federal income tax consequences of investing in a Fund. It is not intended to be a complete discussion of all such federal income tax consequences, nor does it purport to deal with all categories of investors. Investors are therefore advised to consult with their own tax advisors concerning the federal, state, local or foreign tax consequences of an investment in a Fund.

Each Fund qualifies and intends to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”). In order to qualify as a regulated investment company under the Code, a Fund must, among other things, (a) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stocks, securities, or foreign currencies, other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stocks, securities or foreign currencies and net income derived from interests in qualified publicly traded partnerships; (b) distribute at least 90% of its investment company taxable income (which includes net short-term capital gains in excess of net long-term capital losses) determined without regard to the deduction for dividends paid; and (c) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the market value of the Fund’s total assets is represented by cash and cash items, U.S. government securities, the securities of other regulated investment companies and other securities limited in respect of any one issuer to 5% of the Fund’s total assets and to not more than 10% of the outstanding voting securities of that issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. government securities or the securities of other regulated investment companies) or of two or more issuers (other than the securities of other regulated investment companies) controlled by the Fund and engaged in the same, similar or related trades or businesses or of one or more qualified publicly traded partnerships.

The Funds are investment vehicles for the variable contracts of life insurance companies. The separate accounts which maintain the variable contracts must satisfy quarterly diversification requirements under Section 817(h) of the Code. These diversification requirements, which apply in addition to the diversification requirements imposed on the Funds by the 1940 Act and the Code in order to qualify as a regulated investment company, place limitations on the investments of each Fund that can be made in the securities of certain issuers. If Fund investments are not adequately diversified under Section 817(h), the earnings of all variable contracts invested, in whole or in part, in the Fund will be currently taxable to the variable contract owners.

As a regulated investment company, a Fund is not subject to federal income tax on its net investment income (including short-term capital gains) if it distributes all net investment income to its shareholders. A Fund will not be subject to federal income tax on any net capital gains (the excess of net long-term capital gains over net short-term capital losses) that are distributed as capital gain dividends. However, a Fund would be subject to corporate income tax (currently imposed at a maximum rate of 35%) on any undistributed income. Each Fund intends to distribute to its shareholders, at least annually, all or substantially all of its investment company taxable income (determined without regard to the deduction for dividends paid) and net capital gains. Amounts not distributed on a timely basis may be subject to a nondeductible 4% federal excise tax. To prevent imposition of this excise tax, each Fund must distribute, or be deemed to have distributed, during each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) at least 98.2% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for the twelve month period ending on October 31 of the calendar year, and (3) all such ordinary income and capital gains for previous years that were not distributed during such years. However, the excise tax does not apply to a regulated investment whose only shareholders during the calendar year are segregated asset accounts of life insurance companies supporting variable life insurance contracts or variable annuity contracts, certain qualified trusts, certain other tax-exempt entities, or parties that contributed in aggregate $250,000 or less in seed money to the fund. Each Fund intends to qualify for this exception each year or intends to make sufficient distributions on a timely basis to avoid the imposition of the excise tax.

A distribution will be treated as having been paid on December 31 if it is declared by a Fund in October, November or December and is paid in January of the following year. Accordingly, such distributions will be taxable to shareholders subject to federal income tax on a current basis in the calendar year in which the distributions are declared.

If in any taxable year a Fund fails to qualify as a regulated investment company under the Code, such Fund would be taxed in the same manner as an ordinary corporation and distributions to its shareholders would not be deductible by the Fund in computing its taxable income. In addition, in the event of a failure to qualify as a regulated investment company, the Fund’s distributions, to the extent derived from the Fund’s current or accumulated earnings and profits, would generally constitute ordinary dividends, which would generally be eligible for the dividends received deduction available to corporate holders, and individual and other noncorporate shareholders of the Fund would generally be able to treat such distributions as “qualified dividend income” provided in both cases certain holding period and other requirements are satisfied. If a Fund fails to qualify as a regulated investment company, owners of variable annuity contracts who have indirectly invested in the Fund may be taxed for federal income tax purposes currently on the investment earnings under their contracts and thereby lose the benefit of tax deferral.

If a Fund invests in another investment company that qualifies as a regulated investment company, including certain ETFs, and the other investment company realizes net losses on its investments for a given taxable year, the Fund will not be able to recognize its share of those losses until it disposes of shares of such investment company. Moreover, even when a Fund does make such a disposition, a portion of its loss may be recognized as a long-term capital loss, which will not be treated as favorably for federal income tax purposes as an ordinary deduction. In particular, a Fund will not be able to offset any capital losses from its dispositions of shares of other investment companies against its ordinary income. As a result of the foregoing rules, and certain other special rules, it is possible that the amounts of net investment income and net capital gains that a Fund will be required to distribute to shareholders will be greater than such amounts would have been had the Fund invested directly in the securities held by the investment companies in which it invests, rather than investing in shares of the investment companies. For similar reasons, the character of distributions from a Fund (e.g., long-term capital gain, qualified dividend income, etc.) will not necessarily be the same as it would have been had the Fund invested directly in the securities held by the investment companies in which it invests.

A Fund’s transactions, if any, in options, futures and foreign currency transactions are subject to special tax provisions that may accelerate or defer recognition of certain gains or losses, change the character of certain gains or losses or alter the holding periods of certain of the Fund’s securities.

The mark-to-market rules of the Code may require a Fund to recognize unrealized gains and losses on certain options and futures held by the Fund at the end of the fiscal year. Under these provisions, 60% of any capital gain net income or loss recognized will generally be treated as long-term and 40% as short-term. However, although certain forward contracts and futures contracts on foreign currency are marked to market, the gain or loss is generally ordinary under Section 988 of the Code. In addition, the straddle rules of the Code would require deferral of certain losses realized on positions of a straddle to the extent that a Fund had unrealized gains in offsetting positions at year end.

The application of certain requirements for qualification as a regulated investment company and the application of certain other federal income tax rules may be unclear in some respects in connection with investments in certain derivatives and other investments. As a result, a Fund may be required to limit the extent to which it invests in such investments and it is also possible that the Internal Revenue Service may not agree with a Fund’s treatment of such investments. In addition, the tax treatment of derivatives and certain other investments may be affected by future legislation, Treasury Regulations and guidance issued by the Internal Revenue Service (which could apply retroactively) that could affect the timing, character and amount of a Fund’s income and gains and distributions to shareholders, affect whether a Fund has made sufficient distributions and otherwise satisfied the requirements to maintain its qualification as a regulated investment company and avoid federal income and excise taxes or limit the extent to which a Fund may invest in certain derivatives and other investments in the future.

Foreign exchange gains and losses realized by the International Equity Fund in connection with certain transactions that involve foreign currency-denominated debt securities, certain foreign currency options, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Section 988 of the Code, which generally causes such gains and losses to be treated as ordinary income and losses and may affect the amount, timing, and character of distributions to shareholders. For example, if a Fund sold a foreign stock or bond and part of the gain or loss on the sale was attributable to an increase or decrease in the value of a foreign currency, then the currency gain or loss may be treated as ordinary income or loss. The International Equity Fund may qualify for and make an election permitted under the “pass through” provisions of Section 853 of the Code, which allows a regulated investment company to have its foreign tax credit taken by its shareholders instead of on its own tax return. To be eligible for this credit, more than 50% of the value of the Fund’s total assets at the close of its taxable year must consist of stock or other securities in foreign corporations, and the Fund must have distributed at least 90% of its investment company taxable income (determined without regard to the deduction for dividends paid). If the International Equity Fund makes this election, it may not take any foreign tax credit, and may not take a deduction for foreign taxes paid. However, the Fund is allowed to include the amount of foreign taxes paid in a taxable year in its dividends-paid deduction. Each shareholder would then include in its gross income, and treat as paid by it, its proportionate share of the foreign taxes paid by the Fund.

Investment income derived from foreign securities may be subject to foreign income taxes withheld at the source. Because the amount of a Fund’s investments in various countries will change from time to time, it is not possible to determine the effective rate of such taxes in advance.

If the U.S. government were to impose any restrictions, through taxation or other means, on foreign investments by U.S. investors such as those to be made through the International Equity Fund, the Board of Trustees will promptly review the policies of the International Equity Fund to determine whether significant changes in its investments are appropriate.

Investor Taxation. Under current law, owners of variable annuity contracts who are indirectly invested in a Fund generally are not expected to be subject to federal income tax on Fund earnings or distributions or on gains realized upon the sale or redemption of Fund shares until they are withdrawn from the contract. For information concerning the federal income tax consequences to the owners of variable annuity contracts, see the variable annuity contract prospectus issued by the applicable insurance company separate account.

Dividends and distributions received by public shareholders of the Equity Fund will be taxable for federal income tax purposes whether received in cash or reinvested in additional shares. Public shareholders of the Equity Fund who sell or exchange their shares in such Fund will generally have a taxable transaction for federal income tax purposes. Holders who sell such shares or redeem such shares (including a redemption resulting from liquidation of the Fund) will generally recognize gain or loss in an amount equal to the difference between the net proceeds of the sale and their adjusted tax basis in the shares sold. In general, any gain or loss realized upon a taxable disposition of share will be treated as long-term capital gain or loss if the shares have been held for more than one year and if not held for such period, as short-term capital gain or loss. However, any loss realized upon the taxable disposition of shares held for six months or less will be treated as long-term, rather than short-term, to the extent of any long-term capital gain distributions received (or deemed received) by the shareholder with respect to the shares. All or a portion of any loss realized upon a taxable disposition of shares of a Fund will be disallowed if other shares of the Fund or other substantially identical stock or securities are acquired (including through reinvestment dividends) within 30 days before or after the disposition. In such a case, the basis of the newly purchased stock or securities will be adjusted to reflect the disallowed loss. A shareholder’s ability to utilize capital losses may be limited by the Code.

An additional 3.8% Medicare tax is imposed on certain net investment income (including dividends and capital gain distributions received by public shareholders from the Equity Fund and net gains from redemptions or other taxable dispositions of Equity Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds a threshold amount.

Investors may be subject to “backup withholding” on distributions and proceeds payable to investors who fail to provide such Fund with their correct taxpayer identification number or who fail to make required certifications or if the Internal Revenue Service instructs a Fund to do so. The backup withholding tax rate is currently 28%.

The foregoing discussion relates solely to U.S. federal income tax laws as applied to U.S. investors. Non-U.S. investors should consult their tax advisers concerning the tax consequences of ownership of Fund shares, including the possibility that distributions may be subject to a 30% U.S. withholding tax (or a reduced rate of withholding provided by treaty).

Capital Loss Carry Forwards. At December 31, 2013, the following Funds have available for federal income tax purposes unused capital losses as follows:

	Expiring December 31,
Fund	2016	2017	2018
Equity Fund	$0	$73,587,712	$0
Balanced Fund	$0	$255,919	$0
Small Cap Fund	$0	$0	$0
International Equity Fund	$0	$4,016,453	$387,494
Socially Responsible Fund	$0	$11,816,430	$0
2015 ETF Fund	$0	$0	$0
2025 ETF Fund	$0	$0	$0
2035 ETF Fund	$0	$0	$0

For net capital losses arising in taxable years beginning after December 22, 2010 (“post-enactment losses”), a Fund will generally be able to carry forward such capital losses indefinitely. A Fund’s net capital losses from taxable years beginning on or prior to December 22, 2010, however, will remain subject to their current expiration dates and can be used only after the post-enactment losses.

Fund	Short-term Losses	Long-term Losses	Total
Income Fund	$656,729	$158,485	$815,214

The above discussion is only an abbreviated summary of the applicable provisions of the Code and is not intended as tax advice.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

The following table sets forth as of April 4, 2014, information about the investors of each Fund known by the Fund to own, control, or hold with power to vote 5% or more of its outstanding securities. A shareholder who owns, directly or indirectly, 25% or more of a Fund’s voting securities may be deemed to be a “control person,” as defined by the 1940 Act. Since the listed insurance company registered separate accounts’ voting rights are passed through to contract owners, the insurance companies themselves do not exercise voting control over the shares held in those accounts.

	Type of Ownership	% of Shares
Equity Fund:
Horace Mann Life Insurance Co. Separate Account 1 Horace Mann Plz Springfield IL 62715-0002	Beneficial	86.71%
Balanced Fund:
Horace Mann Life Insurance Co. Separate Account 1 Horace Mann Plz Springfield IL 62715-0002	Beneficial	100%
Income Fund:
Balanced Fund c/o SEI 1 Freedom Valley Dr. Oaks PA 19456	Beneficial & Record	61.42%
Horace Mann Life Insurance Co. Separate Account 1 Horace Mann Plz Springfield IL 62715-0002	Beneficial	38.41%
Small Cap Fund:
Horace Mann Life Insurance Co. Separate Account 1 Horace Mann Plz Springfield IL 62715-0002	Beneficial	99.63%

	Type of Ownership	% of Shares
International Equity Fund:
Horace Mann Life Insurance Co. Separate Account 1 Horace Mann Plz Springfield IL 62715-0002	Beneficial	99.98%
Socially Responsible Fund:
Horace Mann Life Insurance Co. Separate Account 1 Horace Mann Plz Springfield IL 62715-0002	Beneficial	99.95%
Wilshire 2015 ETF Fund:
Horace Mann Life Insurance Co. Separate Account 1 Horace Mann Plz Springfield IL 62715-0002	Beneficial & Record	96.68%
Wilshire 2025 ETF fund:
Horace Mann Life Insurance Co. Separate Account 1 Horace Mann Plz Springfield IL 62715-0002	Beneficial & Record	97.55%
Wilshire 2035 ETF Fund:
Horace Mann Life Insurance Co. Separate Account 1 Horace Mann Plz Springfield IL 62715-0002	Beneficial & Record	98.26%

Horace Mann Life Insurance Company is organized under the laws of the State of Illinois and is a wholly owned subsidiary of Allegiance Life Insurance Company, an Illinois-domiciled life insurance company. One hundred percent of the stock of Allegiance Life Insurance Company is held by Horace Mann Educators Corporation, an insurance holding company incorporated in Delaware.

GENERAL INFORMATION

As a Delaware statutory trust, the Trust is not required to hold annual shareholder meetings. However, special meetings may be called for purposes such as electing or removing trustees, changing fundamental policies or approving an investment advisory contract. If requested to do so by the holders of at least 10% of the Trust’s outstanding shares, the Trust will call a special meeting for the purpose of voting upon the question of removal of a trustee or trustees and will assist in the communications with other shareholders as if the Trust were subject to Section 16(c) of the 1940 Act. All shares of all series of the Trust are voted together in the election of trustees. On any other matter submitted to a vote of shareholders, shares are voted in the aggregate and not by the individual series, except that shares are voted by the individual series when required by the 1940 Act or other applicable law or when the Board of Trustees determines that the matter affects only the interests of one or more series, in which case shareholders of the unaffected series are not entitled to vote on such matters.

FINANCIAL STATEMENTS

The financial statements for the Equity Fund, the Balanced Fund, the Income Fund, the Small Cap Fund, the International Equity Fund and the Socially Responsible Fund, and the Report of Independent Registered Public Accounting Firm thereon, are incorporated herein by reference from their annual report dated December 31, 2013. The financial statements for the Target Maturity Funds and the Report of Independent Registered Public Accounting Firm thereon, are incorporated herein by reference from the Target Maturity Funds’ annual report dated December 31, 2013.

A copy of the annual report or semi-annual report must be accompanied by or preceded by its applicable prospectus. Additional copies of the annual reports, including the Report of Independent Registered Public Accounting Firm, or the semi-annual report may be obtained, upon request and without charge, by contacting the Trust c/o 430 W. 7th Street, Kansas City, MO 64105, or by telephoning 1-888-200-6796.

APPENDIX A

Description Of Commercial Paper and Bond Ratings

A.	Long-Term Ratings

1.	Moody’s Investors Service — Long-Term Corporate Obligation Ratings

Moody’s long-term obligation ratings are opinions of the relative credit risk of fixed-income obligations with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings use Moody’s Global Scale and reflect both the likelihood of default and any financial loss suffered in the event of default.

Aaa	Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa	Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A	Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa	Obligations rated Baa are subject to moderate credit risk. They are considered medium grade and as such may possess certain speculative characteristics.

Ba	Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B	Obligations rated B are considered speculative and are subject to high credit risk.

Caa	Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca	Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C	Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

Note
Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

2.	Standard and Poor’s — Long-Term Issue Credit Ratings (including Preferred Stock)

Issue credit ratings are based, in varying degrees, on the following considerations:

•	Likelihood of payment—capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

•	Nature of and provisions of the obligation;

•
Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

A-1

AAA	An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA	An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A
An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB
An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Note
Obligations rated ‘BB,’ ‘B,’ ‘CCC,’ ‘CC,’ and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB
An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B
An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB,’ but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC
An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC	An obligation rated ‘CC’ is currently highly vulnerable to nonpayment.

C
A ‘C’ rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default. Among others, the ‘C’ rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument’s terms.

D
An obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Note	Plus (+) or minus (-). The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

NR
This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

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3.	Fitch — International Long-Term Credit Ratings

International Long-Term Credit Ratings (LTCR) may also be referred to as Long-Term Ratings. When assigned to most issuers, it is used as a benchmark measure of probability of default and is formally described as an Issuer Default Rating (IDR). The major exception is within Public Finance, where IDRs will not be assigned as market convention has always focused on timeliness and does not draw analytical distinctions between issuers and their underlying obligations. When applied to issues or securities, the LTCR may be higher or lower than the issuer rating (IDR) to reflect relative differences in recovery expectations.

The following rating scale applies to foreign currency and local currency ratings:

Investment Grade

AAA
Highest credit quality. ‘AAA’ ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA
Very high credit quality. ‘AA’ ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A
High credit quality. ‘A’ ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB
Good credit quality. ‘BBB’ ratings indicate that there are currently expectations of low credit risk. The capacity for payment of financial commitments is considered adequate but adverse changes in circumstances and economic conditions are more likely to impair this capacity. This is the lowest investment grade category.

Speculative Grade

BB
Speculative. ‘BB’ ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B
Highly speculative. ‘B’ ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC	Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic conditions.

CC	Default of some kind appears probable.

C	Default is imminent.

RD	Indicates an entity that has failed to make due payments (within the applicable grace period) on some but not all material financial obligations, but continues to honor other classes of obligations.

D	Indicates an entity or sovereign that has defaulted on all of its financial obligations. Default generally is defined as one of the following:

•	Failure of an obligor to make timely payment of principal and/or interest under the contractual terms of any financial obligation;

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•	The bankruptcy filings, administration, receivership, liquidation or other winding-up or cessation of business of an obligor;

•	The distressed or other coercive exchange of an obligation, where creditors were offered securities with diminished structural or economic terms compared with the existing obligation.

Default ratings are not assigned prospectively; within this context, non-payment on an instrument that contains a deferral feature or grace period will not be considered a default until after the expiration of the deferral or grace period.

Issuers will be rated ‘D’ upon a default. Defaulted and distressed obligations typically are rated along the continuum of ‘C’ to ‘B’ ratings categories, depending upon their recovery prospects and other relevant characteristics. Additionally, in structured finance transactions, where analysis indicates that an instrument is irrevocably impaired such that it is not expected to meet pay interest and/or principal in full in accordance with the terms of the obligation’s documentation during the life of the transaction, but where no payment default in accordance with the terms of the documentation is imminent, the obligation may be rated in the ‘B’ or ‘CCC-C’ categories.

Default is determined by reference to the terms of the obligations’ documentation. Fitch will assign default ratings where it has reasonably determined that payment has not been made on a material obligation in accordance with the requirements of the obligation’s documentation, or where it believes that default ratings consistent with Fitch’s published definition of default are the most appropriate ratings to assign.

Note
The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ long-term rating category, to categories below ‘CCC,’ or to short-term ratings other than ‘F1’. (The +/- modifiers are only used to denote issues within the CCC category, whereas issuers are only rated CCC without the use of modifiers.)

B.	Preferred Stock Ratings

1.	Moody’s Investors Service

aaa
An issue that is rated “aaa” is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

aa
An issue that is rated “aa” is considered a high-grade preferred stock. This rating indicates that there is a reasonable assurance the earnings and asset protection will remain relatively well-maintained in the foreseeable future.

a
An issue that is rated “a” is considered to be an upper-medium grade preferred stock. While risks are judged to be somewhat greater than in the “aaa” and “aa” classification, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

baa
An issue that is rated “baa” is considered to be a medium-grade preferred stock, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

ba
An issue that is rated “ba” is considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

b
An issue that is rated “b” generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

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caa	An issue that is rated “caa” is likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payments.

ca	An issue that is rated “ca” is speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payments.

c	This is the lowest rated class of preferred or preference stock. Issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note
Moody’s applies numerical modifiers 1, 2, and 3 in each rating classification; the modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

C.	Short Term Ratings

1.	Moody’s Investors Service

Moody’s short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

P-1	Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2	Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3	Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP	Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Note	Canadian issuers rated P-1 or P-2 have their short-term ratings enhanced by the senior-most long-term rating of the issuer, its guarantor or support-provider.

2.	Standard and Poor’s

A-1
A short-term obligation rated ‘A-1’ is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2
A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3
A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B
A short-term obligation rated ‘B’ is regarded as having significant speculative characteristics. Ratings of ‘B-1’, ‘B-2’, and ‘B-3’ may be assigned to indicate finer distinctions within the ‘B’ category. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

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B-1
A short-term obligation rated ‘B-1’ is regarded as having significant speculative characteristics, but the obligor has a relatively stronger capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-2
A short-term obligation rated ‘B-2’ is regarded as having significant speculative characteristics, and the obligor has an average speculative-grade capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-3
A short-term obligation rated ‘B-3’ is regarded as having significant speculative characteristics, and the obligor has a relatively weaker capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

C
A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D
A short-term obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Note
Dual Ratings. Standard & Poor’s assigns “dual” ratings to all debt issues that have a put option or demand feature as part of their structure. The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term rating symbols are used for bonds to denote the long-term maturity and the short-term rating symbols for the put option (for example, ‘AAA/A-1+’). With U.S. municipal short-term demand debt, note rating symbols are used with the short-term issue credit rating symbols (for example, ‘SP-1+/A-1+’).

3.	Fitch

The following ratings scale applies to foreign currency and local currency ratings. A short-term rating has a time horizon of less than 13 months for most obligations, or up to three years for US public finance, in line with industry standards, to reflect unique risk characteristics of bond, tax, and revenue anticipation notes that are commonly issued with terms up to three years. Short-term ratings thus place greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

F1	Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2	Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3	Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near term adverse changes could result in a reduction to non investment grade.

B	Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near term adverse changes in financial and economic conditions.

C	High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D	Indicates an entity or sovereign that has defaulted on all of its financial obligations.

A-6

Note
The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ long-term rating category, to categories below ‘CCC,’ or to short-term ratings other than ‘F1’. (The +/- modifiers are only used to denote issues within the CCC category, whereas issuers are only rated CCC without the use of modifiers.)

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APPENDIX B

Wilshire Associates

PROXY VOTING POLICY
(as of April 2010)

Wilshire Associates acknowledges its responsibility as a fiduciary to vote proxies prudently and solely in the best interest of its clients. To fulfill this responsibility, Wilshire Associates has adopted and implemented the following policies and procedures.

Proxy Voting Guidelines

Wilshire Associates acknowledges it has a duty of care to its clients that requires monitoring and voting client proxies. To assist in this effort, Wilshire Associates has retained a third party proxy agent to research and vote proxies. The proxy agent will provide proxy-voting analysis and vote proxies in accordance with predetermined guidelines. Wilshire Associates believes that relying on an independent proxy agent is in the best interest of its clients and protects Wilshire Associates’ proxy voting decisions from potential conflicts of interest.

There may be occasions when Wilshire Associates determines that not voting a proxy may be in the best interest of clients; for example, when the cost of voting the proxy exceeds the expected benefit to the client. There may also be times when clients have instructed Wilshire Associates not to vote proxies or direct Wilshire Associates to vote proxies in a certain manner. Wilshire Associates will maintain written instructions from clients with respect to directing proxy votes.

Wilshire Associates also reserves the right to override the proxy agent’s vote recommendations under certain circumstances. Wilshire Associates will only do so if it believes that changing such vote is in the best interest of clients. All overrides will be approved by the Chief Compliance Officer.

Conflicts of Interest

If Wilshire Associates determines that a material conflict exists, it will defer to the proxy agent to vote in accordance with the predetermined voting policy, which is designed to be independent, objective and in the best interest of the investors.

ClearBridge

Proxy Voting Policies and Procedures

ClearBridge is subject to the Proxy Voting Policies and Procedures that it has adopted to seek to ensure that it votes proxies relating to equity securities in the best interest of client accounts. The following is a brief overview of the policies.

ClearBridge votes proxies for each client account with respect to which it has been authorized or is required by law to vote proxies. In voting proxies, ClearBridge is guided by general fiduciary principles and seeks to act prudently and solely in the best interest of the beneficial owners of the accounts it manages. ClearBridge attempts to consider all factors that could affect the value of the investment and will vote proxies in the manner that it believes will be consistent with efforts to maximize shareholder values. ClearBridge may utilize an external service provider to provide it with information and/or a recommendation with regard to proxy votes. However, such recommendations do not relieve ClearBridge of its responsibility for the proxy vote.

In the case of a proxy issue for which there is a stated position in the policies, ClearBridge generally votes in accordance with such stated position. In the case of a proxy issue for which there is a list of factors set forth in the policies that ClearBridge considers in voting on such issue, ClearBridge considers those factors and votes on a case-by-case basis in accordance with the general principles set forth above. In the case of a proxy issue for which there is no stated position or list of factors that ClearBridge considers in voting on such issue, ClearBridge votes on a case-by-case basis in accordance with the general principles set forth above. Issues for which there is a stated position set forth in the policies or for which there is a list of factors set forth in the policies that ClearBridge considers in voting on such issues fall into a variety of categories, including election of directors, ratification of auditors, proxy and tender offer defenses, capital structure issues, executive and director compensation, mergers and corporate restructuring, and social and environmental issues. The stated position on an issue set forth in the policies can always be superseded, subject to the duty to act solely in the best interest of the beneficial owners of accounts, by the investment management professionals responsible for the account whose shares are being voted. There may be occasions when different investment teams vote differently on the same issue. An investment team (e.g., ClearBridge SAI investment team) may adopt proxy voting policies that supplement ClearBridge’s Proxy Voting Policies and Procedures. The SAI team maintains proxy voting guidelines to be applied to sustainability-related proposals (e.g., environmental, social or community) for SAI clients. In addition, in the case of Taft-Hartley clients, ClearBridge will comply with a client direction to vote proxies in accordance with Institutional Shareholder Services’ (ISS) PVS Voting guidelines, which ISS represents to be fully consistent with AFL-CIO guidelines.

In furtherance of ClearBridge’s goal to vote proxies in the best interest of clients, ClearBridge follows procedures designed to identify and address material conflicts that may arise between ClearBridge’s interests and those of its clients before voting proxies on behalf of such clients. To seek to identify conflicts of interest, ClearBridge periodically notifies ClearBridge employees in writing that they are under an obligation (i) to be aware of the potential for conflicts of interest on the part of ClearBridge with respect to voting proxies on behalf of client accounts both as a result of their personal relationships or ClearBridge’s business relationships or the personal or business relationships of other Legg Mason units’ employees, and (ii) to bring conflicts of interest of which they become aware to the attention of ClearBridge’s General Counsel/Chief Compliance Officer. ClearBridge also maintains and considers a list of significant ClearBridge relationships that could present a conflict of interest for ClearBridge in voting proxies.

ClearBridge generally takes the position that non-ClearBridge relationships between a Legg Mason affiliate and an issuer do not present a conflict of interest for ClearBridge in voting proxies with respect to such issuer. Such position is based on the fact that ClearBridge is operated as an independent business unit from other Legg Mason business units as well as on the existence of information barriers between ClearBridge and certain other Legg Mason business units.

ClearBridge’s Proxy Committee reviews and addresses conflicts of interest. A proxy issue that will be voted in accordance with a stated ClearBridge position on such issue or in accordance with the recommendation of an independent third party is not brought to the attention of the Proxy Committee for a conflict of interest review because ClearBridge’s position is that to the extent a conflict of interest issue exists, it is resolved by voting in accordance with a pre-determined policy or in accordance with the recommendation of an independent third party. With respect to a conflict of interest brought to its attention, the Proxy Committee first determines whether such conflict of interest is material. A conflict of interest is considered material to the extent that it is determined that such conflict is likely to influence, or appear to influence, ClearBridge’s decision-making in voting proxies. If it is determined by the Proxy Committee that a conflict of interest is not material, ClearBridge may vote proxies notwithstanding the existence of the conflict.

If it is determined by the Proxy Committee that a conflict of interest is material, the Proxy Committee is responsible for determining an appropriate method to resolve such conflict of interest before the proxy affected by the conflict of interest is voted. Such determination is based on the particular facts and circumstances, including the importance of the proxy issue and the nature of the conflict of interest.

WCM INVESTMENT MANAGEMENT

Proxy Voting

WCM has written proxy voting policies and procedures as required by Advisers Act Rule 206(4)-6. Under these policies and procedures, WCM votes proxies relating to equity portfolio securities in the best economic interests of Clients, unless the Client contract specifies that WCM will not vote. WCM believes that its Clients’ best economic interest with regards to proxy voting is best served by engaging an independent firm that specializes in researching companies and their management for the purpose of increasing Investors potential financial gain through voting proxies. WCM has therefore engaged and adopted the U.S. Policy, International Policy and Investment Manager Policy of Glass Lewis. In the event of a special Client request, WCM will also accommodate the following styles: Taft Hartley, Public Pension, ESG (environmental, social and government practice) and Management Supportive.

In the event WCM does not have the authority to vote proxies on a Client’s behalf, Clients should instruct their custodian to send proxies directly to them. Any proxies erroneously received by WCM for the Client will be forwarded to the Client. Clients are welcome to contact WCM with questions regarding proxy ballots or other solicitations.

WCM acknowledges its responsibility for identifying material conflicts of interest relating to voting proxies. When a material conflict of interest between WCM’s interests and its Clients’ interests appears to exist, such conflict will be mitigated by the fact that WCM always votes with Glass Lewis’ recommendation in this situation. In the event that a conflict of interest arises between Glass Lewis and a Client of WCM, WCM will evaluate the circumstances and either (1) elevate the decision to the management team responsible for holding that particular security who will make a determination as to what would be in the Client’s best interest; (2) if practical, notify affected Clients of the conflict of interest and seek a waiver of the conflict; or (3) if agreed upon in writing with the Clients, forward the proxies to affected Clients allowing them to vote their own proxies.

For each proxy, WCM maintains all related records as required by applicable law. WCM will not disclose proxy votes for a Client to other Clients or third parties unless specifically requested, in writing, by the Client. However, to the extent that WCM may serve as a subadviser to another adviser to a Client, WCM will be deemed to be authorized to provide proxy voting records on such Client accounts to such other adviser.

Thomas White

Thomas White International, Ltd. (“Thomas White” or the “firm”) has adopted and implemented policies and procedures that it believes are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with the firm’s fiduciary duties and SEC rule 206(4)-6 under the Investment Advisers Act of 1940 (the “Advisers Act”) and fiduciary standards and responsibilities for ERISA accounts.

Thomas White’s actions reflect the investment policy goals of its clients. All proxies are voted in accordance with the firm’s responsibility to act solely in the interest of the plan beneficiaries and in a manner that maximizes the economic value of the underlying shares. Clients may request a listing of how proxies were voted by Thomas White for their account.

The Chief Compliance Officer of Thomas White shall administer and oversee the proxy voting process.

PROCEDURES

THOMAS WHITE, when the advisory contract calls for it, will vote as instructed by the client.

The client’s custodian or other agent will forward, or cause to be forwarded to Thomas White all relevant proxy materials. The proxy administrator will review all materials and categorize according to issue and proposing party. Each issue will be reviewed by the proxy administrator to assess the extent to which there may be a material conflict between Thomas White’s interests and those of the client. In the event that a material conflict arises, Thomas White will disclose the conflict to clients and obtain their consents before voting. The proxy administrator will vote the proxy in accordance with the firm’s policies and procedures and return the voted proxy to the issuer or its information agent.

The proxy administrator will periodically reconcile proxies received against holdings on the record date of client accounts over which Thomas White has voting authority to ensure that all shares held on the record date, and for which a voting obligation exists, are voted.

Thomas White will maintain records of proxies voted pursuant to Section 204-2 of the Advisers Act.

CATEGORIES OF ISSUES - MANAGEMENT PROPOSALS

A.
Routine Matters/Corporate Administrative Items. The policy of Thomas White generally is to support the nominees to the board of the directors so long as the nominees have shown responsibility to the welfare of the shareholders. Thomas White typically supports managements’ choice of auditors.

B.	Cumulative Voting. Thomas White will reject any proposal to dismantle cumulative voting provisions.

C.
Stock Authorizations. Thomas White will vote against any common stock authorization that does not appear to be related to the future legitimate operation of the company. Unless management’s argument in defense of their proposal to authorize blank check preferred stock is rational, Thomas White will vote against these proposals.

A.
Changes in Voting Rights. Thomas White recognizes the voting rights of its common stock holdings to be valuable assets. The firm will support all one-share-one-vote provisions and will resist any proposals that would dilute the voting power of shares held by the firm’s clients.

B.
Stock Option Plans and Employee Compensation. It is Thomas White’s approach to carefully study each proposal on a case by case basis to determine whether the proposal is used primarily as an anti-takeover device or subverts the incentive-based purpose of the plans. Thomas White must vote in opposition to any proposal that appears to be an anti-takeover device

C.
Mergers/Acquisitions. Thomas White’s stated policy objective would lead to the acceptance of any management proposal to merge with another company so long as the bid price is a notable premium over the trading price, and assuming no attractive bid from a third party is forthcoming.

D.	Classified Board. Thomas White will vote to oppose the institution of a classified board and will vote in favor of its repeal wherever they have already been installed.

E.
Director & Officer Liability and Indemnification. Although such provisions can serve to entrench management by making them immune from personal accountability, Thomas White generally will support these provisions. Given the current highly litigious environment it may be necessary to provide this kind of protection in order to attract good managers and directors. Thomas White may, however, vote against such measures if they are accompanied by a number of anti-takeover defenses and/or in those cases where Thomas White favors a potential acquirer in a challenge for corporate control.

F.
Fair Price Provisions. Thomas White feels that the shareholders themselves are the best judges of what is and what is not a “fair price” for their shares. Accordingly, Thomas White must vote against such provisions and support any proposition that would eliminate them.

G.
Other Proposals. Thomas White will judge each proposal on a case by case basis. In deciding how to vote the firm will refer to Thomas White’s general guidelines statement. When Thomas White invests in a company, it feels that the company is generally well managed. Thomas White defines this as working to achieve the best return for their stockholders.

CATEGORIES OF ISSUES - SHAREHOLDER PROPOSALS

A.
Confidential Voting. It is the opinion of Thomas White that the cost of installing confidential voting is small compared to the gains. As the goal of Thomas White is to pursue the economic interests of its clients, it is also firm policy to vote in support of confidential voting.

B.	Cumulative Voting. Thomas White’s policy is to generally vote in favor of cumulative voting provisions and to oppose their removal.

C.	Equal Access to the Proxy Statement. Thomas White supports equal access to the proxy material and vote against any proposal that would curtail this access.

D.
Anti-Greenmail. As the payment of greenmail has been found to have a negative effect on the market price of the company’s shares, it is Thomas White’s policy to reject this discriminatory payment to a single shareholder.

E.
Restore Preemptive Rights. It is the opinion of Thomas White that the restoration of preemptive rights may not be in the best interest of its clients. It is possible to preserve one’s proportionate ownership in a company without preemptive rights and the restoration of these rights may well have an adverse effect on the company’s fund raising ability.

F.
Repeal Classified Board. For reasons outline under Management Proposals above, Thomas White generally supports any proposal that would end a classified board scheme in any of the companies in which it holds stock.

G.	Amend Supermajority Rule. Thomas White feels that poison pill plans act to reduce share value and, therefore, any proposal that would weaken or reduce the poison pill generally will be supported.

H.
Opt Out of State Takeover Laws. Thomas White concludes that state takeover laws serve to entrench management and to inhibit the full market valuation of the adopting company’s shares. Thomas White must, therefore, vote to opt out this restriction whenever it appears.

I.	Minimum Stock Ownership. Thomas White’s general policy guidelines would lead to a review of each case by itself when making voting decisions regarding this issue.

J.
Social/Political Issues. Thomas White’s fiduciary responsibilities direct it to work to achieve maximization of portfolio values. The firm cannot use our proxy voting prerogative to affect the goals of private groups or individuals at the economic expense of its clients and would therefore typically vote against such proposals.

K.
Recommendation to Redeem Poison Pill (Shareholders Rights). Since poison pill plans usually have onerous effects on share value, Thomas White generally will vote to reject all existing forms of poison pill plans.

L.
Require Shareholder Approval of Any Targeted Share Placement. In so far as management’s unrestrained capacity to perform a targeted share placement serves to entrench management and inhibit the full valuation of the clients’ shares, Thomas White will vote for any carefully written proposals that would allow shareholders a vote on such a placement.

M.	Disclose Government Service Disclose Employee or Director Compensation. It is Thomas White’s policy to generally abstain from voting on or to reject such proposals.

SECURITIES LITIGATION

A.
Securities Litigation. The filing of Proof of Claims for class action lawsuits is not one of the services which Thomas White typically provides to clients. The firm will forward any materials received regarding class action lawsuits and bankruptcies to the client at their address of record.

Western Asset Management Company

Western Asset Management Company Limited

PROXY VOTING PROCEDURES

Background

An investment adviser is required to adopt and implement policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with fiduciary duties and SEC Rule 206(4)-6 under the Investment Advisers Act of 1940 (“Advisers Act”). The authority to vote the proxies of our clients is established through investment management agreements or comparable documents. In addition to SEC requirements governing advisers, long-standing fiduciary standards and responsibilities have been established for ERISA accounts. Unless a manager of ERISA assets has been expressly precluded from voting proxies, the Department of Labor has determined that the responsibility for these votes lies with the investment manager.

Policy

As a fixed income only manager, the occasion to vote proxies is very rare. However, the Firm has adopted and implemented policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with our fiduciary duties and SEC Rule 206(4)-6 under the Investment Advisers Act of 1940 (“Advisers Act”). In addition to SEC requirements governing advisers, our proxy voting policies reflect the long-standing fiduciary standards and responsibilities for ERISA accounts. Unless a manager of ERISA assets has been expressly precluded from voting proxies, the Department of Labor has determined that the responsibility for these votes lies with the Investment Manager.

While the guidelines included in the procedures are intended to provide a benchmark for voting standards, each vote is ultimately cast on a case-by-case basis, taking into consideration the Firm’s contractual obligations to our clients and all other relevant facts and circumstances at the time of the vote (such that these guidelines may be overridden to the extent the Firm deems appropriate).

In exercising its voting authority, Western Asset will not consult or enter into agreements with officers, directors or employees of Legg Mason Inc. or any of its affiliates (other than Western Asset Management Company Limited) regarding the voting of any securities owned by its clients.

Los Angeles Capital

Los Angeles Capital’s proxy voting procedures are designed and implemented in a way that is reasonably expected to ensure that proxy matters are conducted in the best interests of its clients. The process includes use of an independent voting agent who provides proxy analysis, internal research and use of independent research from consultants. The Firm has a voting policy but ultimately retains the right to cast each vote on a case-by-case basis. The process also takes into account any restrictions imposed by the fund. The firm’s Proxy Committee oversees the proxy process and is responsible for identifying any conflicts of interest.

Ranger

It is Ranger’s policy to review each proxy statement on an individual basis and to base its voting decision exclusively on its judgment of what will best serve the financial interests of the beneficial owners of the security, including the Small Cap Fund.

A number of recurring issues can be identified with respect to the governance of a company and actions proposed by that company’s board. Ranger follows internal proxy voting procedures (found in the Ranger compliance policies and procedures manual) that allow Ranger to vote on these issues in a uniform manner. Proxies are generally considered by the investment team members responsible for monitoring the security being voted. That person will cast his votes in accordance with the proxy voting policy and procedures. Any non-routine matters are referred to the portfolio manager.

In connection with any security which is the subject of a proxy vote, Ranger will determine whether any conflict of interest exists between Ranger or its affiliates, on the one hand, and the beneficial owners of the securities, on the other hand. If a conflict of interest is identified, Ranger will first seek to apply the general guidelines found in Ranger’s compliance manual without regard to the conflict. If the guidelines do not apply, or the conflict of interest is of a nature sufficient to prevent Ranger from exercising the voting rights in the best interests of its investors, Ranger will notify the beneficial owners of such conflict, describe how Ranger proposes to vote and the reasons therefore, and request the investor to provide written instructions if the investor desires the voting rights to be exercised in a different manner (which may include not voting the proxy). If an investor does not deliver contrary written instructions, Ranger will vote as indicated in its notice to investors.

Santa Barbara

Proxy Voting Policy

Generally, except to the extent a client instructs otherwise, Santa Barbara will vote on all matters for which a shareholder vote is solicited by issuers of securities beneficially held in client accounts. Santa Barbara generally votes in accordance with guidance provided by third party research. In certain instances, Santa Barbara may determine that it is in clients’ best interest to deviate from the guidelines or the proxy issue may require individual case-by-case consideration under the guidelines.

Santa Barbara may have a material conflict of interest when voting proxies if, for example, it manages assets for a publicly-traded company that is the subject of a proxy or if an employee’s spouse serves as a director or executive of such a company. Santa Barbara may have an incentive to vote proxies in order to retain the company as a client, rather than in the best interests of its clients. If a proposal raises a material conflict of interest between Santa Barbara and its client(s), Santa Barbara will vote the proxy in a pre-determined manner, seek client direction or obtain voting direction from an independent third party, as determined by the proxy voting guidelines for the applicable strategy. Although Santa Barbara has affiliates that provide investment advisory, broker-dealer, or other financial services, it does not generally receive non-public information about the business arrangements of such affiliates (except in limited circumstances such as with regard to major distribution partners of their investment products) or the directors, officers and employees of such affiliates. Therefore, Santa Barbara is unable to consider such information in its process of determining whether there are material conflicts of interest.

Santa Barbara may determine not to vote proxies in respect of securities of any issuer if it determines that it would be in the clients’ overall best interests not to vote under the circumstances, such as when the cost of voting exceeds the expected benefit. For example, to the extent that Santa Barbara receives proxies for securities that are transferred into a client’s portfolio that were not recommended or selected by Santa Barbara and are sold or expected to be sold promptly in an orderly manner (“legacy securities”), Santa Barbara may refrain from voting such proxies. In such circumstances, since legacy securities are expected to be sold promptly, voting proxies on such securities may not further Santa Barbara’s interest in maximizing the value of client investments. Santa Barbara may consider a client’s special request to vote a legacy security proxy, and if agreed would vote such proxy in accordance with the Guidelines. Santa Barbara may determine not to vote securities where the voting would require the transfer of the security to another custodian designated by the issuer. Such transfer is generally outside the scope of Santa Barbara’s authority and may result in significant operational limitations on Santa Barbara’s ability to conduct transactions relating to the security during the period of the transfer. From time to time situations may arise (operational or other) that may prevent Santa Barbara from voting proxies after reasonable attempts have been made.

TWIN

TWIN endeavors to vote proxies consistent with the best economic interests of its clients. TWIN maintains written policies and procedures as to the handling, research, voting and reporting of proxy voting and makes appropriate disclosures about TWIN’s proxy policies and practices. TWIN’s policy and practice includes the responsibility to monitor corporate actions, receive and vote client proxies and disclose any potential conflicts of interest as well as making information available to clients about the voting of proxies for their portfolio securities and maintaining relevant and required records.

TWIN will at all times have a professional staff member appointed as its Proxy Officer. The Proxy Officer is responsible for the administration of TWIN’s proxy voting program.

TWIN has retained Glass Lewis to provide proxy-related services to TWIN, including research, analysis and voting recommendations as well as reporting, auditing and assistance for the handling of proxy voting responsibilities. TWIN generally follows the Glass Lewis recommendation. Glass Lewis forwards the vote record to Broadridge Financial Services to process. TWIN has the right to direct that proxies be voted in a manner different from that recommended by Glass Lewis. However, when in the best judgment of TWIN its interests conflict with the interests of client, TWIN will follow the recommendation of Glass Lewis.

Guggenheim
Guggenheim has adopted Proxy Voting Policies and Procedures (“Proxy Policies”) to guide how  it votes proxies held in the accounts of its clients.

Generally, Guggenheim will vote proxies in accordance with certain guidelines found in the Proxy Policies (the “Guidelines”), which may be changed or supplemented from time to time. The Guidelines cover such agenda items as the election of directors, ratification of auditors, management and director compensation, anti-takeover mechanisms, mergers and corporate restructuring, and social and corporate policy issues.

Guggenheim portfolio managers in conjunction with the Director of Operations (or his or her designee) shall be responsible for evaluating and voting proxies in accordance with the Guidelines. Voting decisions not covered by these Guidelines will be made in accordance with other provisions of the Proxy Policies or as may be deemed reasonably appropriate by senior management of Guggenheim.

Guggenheim may occasionally be subject to conflicts of interest in the voting of proxies. Accordingly, it has adopted procedures to identify potential conflicts and to ensure that the vote made is in the best interest of the Balanced Fund. These procedures include: (i) on an annual basis, the Guggenheim portfolio manager(s), Director of Operations and Compliance Department will take reasonable steps to evaluate the nature of Guggenheim employees’ material business and personal relationships (and those of the its affiliates) with any company whose securities are held in client accounts and any client that has sponsored or has material interest in a proposal upon which we will be eligible to vote; (ii) requiring anyone involved in the decision making process to disclose to the Guggenheim Compliance Department any potential conflict that they are aware of (including personal relationships); (iii) prohibiting employees involved in the decision making process or vote administration from revealing how Guggenheim intends to vote on a proposal in order to reduce any attempted influence from interested parties; and (iv) where a material conflict of interest exists, reviewing the proposed vote by applying a series of objective tests and, where necessary, considering the views of a third party research service to ensure that Guggenheim’s voting decision is consistent with its clients’ best interests.

Guggenheim may not vote proxies in certain circumstances, including situations where: (i) the securities being voted are no longer held by the client; (ii) the proxy and other relevant materials are not received in sufficient time to allow adequate analysis or an informed vote by the voting deadline; or (iii) Guggenheim concludes that the cost of voting the proxy is likely to exceed the expected benefit to the client.

Wilshire Variable Insurance Trust
ANNUAL REPORT Equity Fund Balanced Fund Income Fund Small Cap Fund International Equity Fund Socially Responsible Fund
December 31, 2013

Wilshire Variable Insurance Trust Table of Contents

Shareholder Letter	2
Fund Commentaries	4
Disclosure of Fund Expenses	16
Schedules of Investments	18
Statements of Assets and Liabilities	43
Statements of Operations	44
Statements of Changes in Net Assets	45
Financial Highlights	47
Notes to Financial Statements	53
Report of Independent Registered Public Accounting Firm	65
Additional Fund Information	66
Board Approval of Advisory and Subadvisory Agreements	69
Tax Information	73

Shares of the Equity Fund, Balanced Fund, Income Fund, Small Cap Fund, International Equity Fund and Socially Responsible Fund are sold only as the underlying investment for variable annuity contracts issued by insurance companies. This report is authorized for use in connection with any offering of a Fund’s shares only if accompanied or preceded by the Fund’s current prospectus.

Shares of the Wilshire Variable Insurance Trust are distributed by SEI Investments Distribution Co.

Wilshire Variable Insurance Trust Letter to Shareholders (Unaudited)

Dear Wilshire Variable Insurance Trust Shareholder:

We are pleased to present this annual report to all shareholders of the Wilshire Variable Insurance Trust. This report covers the period from January 1, 2013 to December 31, 2013 for the Equity Fund, Balanced Fund, Income Fund, Small Cap Fund, International Equity Fund, and Socially Responsible Fund.

MARKET ENVIRONMENT

U.S. Equity Market

Supported by ongoing monetary stimulus and improving economic activity, domestic markets rallied in 2013 with the Wilshire 5000 IndexSM gaining 33.09% for the year, finishing 2013 at a new all-time high and posting the largest annual return since 1995. This advance marked the Wilshire 5000’s fifth consecutive year of positive returns and a 134.43% advance since the end of 2008. All style and size segments delivered very strong returns, with growth stocks outpacing value stocks across the capitalization spectrum and small capitalization securities outperforming their larger capitalization counterparts across all style segments.

After reaching new highs to start the second half of the year, the market retracted in August as rising tensions in the Middle East and the increased potential for earlier than expected reductions in stimulus from the Federal Reserve rattled investors. However, as tensions eased and the housing market continued to show improvement, the market rallied and again reached new all-time highs. By year end investors strongly anticipated a gradual tapering of monetary stimulus and reacted favorably when the Federal Reserve finally announced that it would begin reducing its bond purchases by $10 billion per month starting in January 2014. Consumer Discretionary, Health Care, and Industrials were the best performing sectors for the year, returning 44.33%, 42.26%, and 41.77%, respectively, while the Telecom Services and Utilities sectors lagged on a relative basis, returning 16.30% and 14.86%, respectively.

International Equity Market

Developed international markets, as represented by the Morgan Stanley Capital International (“MSCI”) EAFE Index, also had a strong year, returning 22.78%. Economic growth remained tepid within the Eurozone with second and third quarter GDP growing at 0.3% and 0.1%, respectively, officially marking the end to the region’s longest recession since WWII. By mid-November, concerns about low inflation prompted the European Central Bank (“ECB”) to lower its key lending rate to a record low of 0.25%. However, in December, ECB President Mario Draghi expressed optimism about growth gaining traction in the region. Japan continued to rally during the second half of the year as the Bank of Japan expressed its continued support for the country’s massive monetary stimulus initiatives. The MSCI Japan Index returned 27.16% for the year. Conversely, slowing economic growth in several emerging markets, depreciating currencies, and fears over the impact of the tightening of U.S. monetary policy, led emerging markets to significantly trail developed markets for the year. The MSCI Emerging Markets Index returned -2.60% in 2013.

Bond Market

Fixed income performance was mixed in 2013. Investment grade bonds, Treasury inflation-protected securities, and interest rate sensitive and longer term bonds struggled, while high yield bonds, senior loans and shorter term securities finished the year in positive territory. Developed market bonds as a whole were essentially flat in 2013, while emerging market debt lost ground. Investors rotated into investment-grade and high yield corporate bonds during 2013, leading to tighter spreads relative to a year ago.

The Federal Reserve kept investors on edge throughout the year with uncertainty around when the tapering of monetary stimulus would begin. The 10-year Treasury yield rallied over the course of the year, rising 126 basis points and closing out the year yielding 3.04% – its highest level since July 2011. The Barclays U.S. Aggregate Bond Index returned -2.02% in 2013, its first annual loss since 1999 and worst yearly return since 1994. Both the Barclays EM Local Currency Government Universal Index and the Barclays Global Aggregate Index also struggled this year, returning -3.80% and -2.60%, respectively. Conversely, as investors searched for risk, higher yield bonds performed well with the Barclays U.S. Corporate High Yield Bond Index returning 7.44%.

2

Wilshire Variable Insurance Trust Letter to Shareholders (Unaudited) - (Continued)

FUND PERFORMANCE REVIEW

The Wilshire Variable Insurance Trust Funds turned in mixed performance in 2013. The Equity Fund returned 30.36% for the year, underperforming the S&P 500 Index return of 32.39%. The Balanced Fund returned 18.31% for the year, outperforming its custom benchmark return of 18.02%. The Income Fund returned -2.16% for the year, underperforming the Barclays U.S. Aggregate Bond Index return of -2.02%. The Small Cap Fund returned 40.28% for the year, outperforming the Russell 2000® Index return of 38.82%. The International Equity Fund returned 13.12% in the year, underperforming the MSCI EAFE Index return of 22.78%. Lastly, the Socially Responsible Fund returned 29.01% in the year, trailing the S&P 500 Index return of 32.39%.

We are mindful that markets can behave erratically and current trends shift swiftly. You can expect us to continue to work diligently to manage your investments and seek to generate returns commensurate with the Funds’ investment objectives.

As always, we sincerely appreciate your continued support and confidence in Wilshire Associates.

Sincerely,

Jason Schwarz
President, Wilshire Variable Insurance Trust

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Returns assume reinvestment of all distributions. Annuity contract fees are not reflected in returns. If these fees were included, returns would be lower. Recent performance can be found at your particular insurance company.

Index performance is presented for general comparative purposes. Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, management fees or other expenses. An individual cannot directly invest in any index.

This material represents an assessment of the market environment at a specific point in time and is not intended to be a forecast of future events, or a guarantee of future results. This information should not be relied upon by the reader as research or investment advice regarding the funds or any stock in particular.

There are risks involved with investing, including the possible loss of principal. In addition to the risks associated with investing, investments in smaller companies typically exhibit higher volatility. Bonds and bond funds will decrease in value as interest rates rise. Foreign investments often involve risks such as political instability, differences in financial reporting standards and less stringent regulation of securities markets. Foreign investment risk may be particularly high to the extent the funds invest in securities of issuers based in countries with developing economies (i.e., emerging markets). These securities may present market, credit, currency, liquidity, legal, political and other risks different from, or greater than, the risks of investing in developed foreign (non-U.S.) countries. Diversification may not protect against loss.

Wilshire Variable Insurance Trust Funds are available only through third party insurance company separate accounts established for the purposes of funding variable life contracts and may not be purchased directly. The variable annuity contracts and variable life insurance policies are described in the separate prospectuses issued by participating insurance companies. Please see the prospectuses for information about surrender charges, mortality and expense risk fees and other charges that may be assessed by participating insurance companies under the variable annuity contracts or variable life insurance policies.

3

Wilshire Variable Insurance Trust Equity Fund Commentary (Unaudited)

EQUITY FUND
Average Annual Total Return

One Year Ended 12/31/13	30.36%
Five Years Ended 12/31/13	14.89%
Ten Years Ended 12/31/13	5.25%

S&P 500 INDEX(1)
Average Annual Total Return

One Year Ended 12/31/13	32.39%
Five Years Ended 12/31/13	17.94%
Ten Years Ended 12/31/13	7.40%

COMPARATIVE PERFORMANCE
Comparison of Change in Value of $10,000 Investment in the Equity Fund
and the S&P 500 Index through 12/31/13.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Returns assume reinvestment of all distributions. Annuity contract fees are not reflected in returns. If these fees were included, returns would be lower. Recent performance can be found at your particular insurance company.

(1)	The S&P 500 Index is an unmanaged index consisting of 500 stocks. An individual cannot invest directly in any index. Index performance is presented for general comparative purposes.

During certain periods, certain fees and expenses were waived and reimbursed. Without waivers and reimbursements, total returns for the periods would have been lower. For the year ended December 31, 2013, there were no waivers.

4

Wilshire Variable Insurance Trust Equity Fund Commentary (Unaudited) - (Continued)

PORTFOLIO SECTOR WEIGHTING*
(As of December 31, 2013)

Developed stock markets, as represented by the MSCI EAFE Index, rallied in 2013 as economic activity began showing signs of sustained improvement and central banks continued supporting highly accommodative monetary policies. After getting off to a fast start in the first quarter, equity markets rose tepidly in the second quarter as investors grappled with the possibility of the Federal Reserve tapering bond purchases earlier than anticipated. Stocks rallied to start the second half of the year after a strong jobs report was released and second quarter growth came in higher than analyst expectations. However, the market retracted in August as rising tensions in the Middle East and the increased potential for earlier than expected reductions in stimulus from the Federal Reserve rattled investors. In September the market reversed and moved upwards as tensions in Syria dissipated and the Federal Reserve announced that it would continue to support quantitative easing measures at the current rate. The fourth quarter began with a sharp rally amidst signs of an improving housing market, decreasing unemployment and strong third quarter growth. In mid-December the Federal Reserve formally announced it would begin tapering its bond purchases in 2014. Equity markets closed out the year on a high note with many major market indices hitting new all-time highs on the last trading day of the year.

During 2013, small capitalization stocks outperformed large capitalization stocks, with the Wilshire U.S. Small Cap IndexSM and the Wilshire U.S. Large Cap IndexSM returning 39.01% and 32.33%, respectively, and across market capitalizations, growth stocks outperformed value stocks. The small growth style delivered the best returns for the year, up 45.00%, while large value and mid value trailed other styles, returning 30.24% and 30.72%, respectively. All sectors within the Wilshire 5000SM Index were positive for the year. Consumer Discretionary (44.33%), Health Care (42.26%) and Industrials (41.77%) were the top performers, while Telecom Services (16.30%) and Utilities (14.86%) lagged the broader market.

The Equity Fund (the “Fund”) returned 30.36% for the year ended December 31, 2013, underperforming the S&P 500 Index return of 32.39%. Underperformance was driven by weak stock selection in the Energy, Materials, and Health Care sectors.However, the Fund benefited from strong stock selection in the Financials and Consumer Discretionary sectors.

Despite the Fund’s underperformance versus its benchmark, we believe the Fund is well positioned going into 2014 as the market deals with ongoing macroeconomic and geopolitical issues.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Annuity contract fees are not reflected in returns. If these fees were included, returns would be lower.

*
Based on percent of the Fund’s total investments in securities and affiliated funds, at value. Includes investments held as collateral for securities on loan (See Note 6 in Notes to Financial Statements).

5

Wilshire Variable Insurance Trust Balanced Fund Commentary (Unaudited)

BALANCED FUND
Average Annual Total Return

One Year Ended 12/31/13	18.31%
Five Years Ended 12/31/13	11.52%
Ten Years Ended 12/31/13	5.08%

STOCK/BOND COMPOSITE INDEX(1)
Average Annual Total Return

One Year Ended 12/31/13	18.02%
Five Years Ended 12/31/13	12.63%
Ten Years Ended 12/31/13	6.65%

COMPARATIVE PERFORMANCE
Comparison of Change in Value of $10,000 Investment in the Balanced Fund
and the Stock/Bond Composite Index through 12/31/13.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Returns assume reinvestment of all distributions. Annuity contract fees are not reflected in returns. If these fees were included, returns would be lower. Recent performance can be found at your particular insurance company.

(1)
Stock/Bond Composite Index is a blend of 50% S&P 500 Index, 35% Barclays U.S. Aggregate Bond Index and 15% of the MSCI EAFE Index. The S&P 500 Index is an unmanaged index consisting of 500 stocks. The Barclays U.S. Aggregate Bond Index is a market value-weighted index of investment grade fixed-rated debt issues, including government, corporate, asset-backed and mortgage-backed securities with a maturity of one year or more. The MSCI EAFE Index is an unmanaged capitalization-weighted measure of stock markets in Europe, Australasia and the Far East. An individual cannot invest directly in any index. Index performance is presented for general comparative purposes.

During certain periods, certain fees and expenses were waived and reimbursed. Without waivers and reimbursements, total returns for the periods would have been lower. For the year ended December 31, 2013, there were no waivers.

6

Wilshire Variable Insurance Trust Balanced Fund Commentary (Unaudited) - (Continued)

PORTFOLIO SECTOR WEIGHTING*
(As of December 31, 2013)

Developed stock markets, as represented by the MSCI EAFE Index, rallied in 2013 as economic activity began showing signs of sustained improvement and central banks continued supporting highly accommodative monetary policies. Stocks rallied to start the second half of the year after a strong jobs report was released and second quarter growth came in higher than analyst expectations. However, the market retracted in August as rising tensions in the Middle East and the increased potential for earlier than expected reductions in stimulus from the Federal Reserve rattled investors. In September the market reversed and moved upwards after the Federal Reserve announced that it would continue to support quantitative easing measures at the current rate. The year ended strong as investors reacted favorably to the Federal Reserve’s formal announcement of a reduction in bond purchases set to begin in 2014.

Fixed income securities underperformed this year as investors dealt with uncertainty around when the Federal Reserve would reduce its bond purchases. The Barclays U.S. Aggregate Bond Index returned -2.02% for the year. Fear of rising interest rates pushed investment grade credit and longer duration bonds lower. Searching for less interest rate sensitive securities, investors moved into high yield and shorter duration bonds. The 10-year Treasury closed the year at 3.04%. In the third quarter, the Federal Reserve delay tapering its bond purchases through the end of the year causing yields to temporarily retract. Interest rate volatility increased and yields again rose in the fourth quarter as investors grappled with the Federal Reserve’s timing on stimulus tapering.

Developed international stock markets underperformed the U.S. as the MSCI EAFE Index returned 22.78% in 2013. After a volatile first half of the year, international stock markets started the third quarter strong as European macro-economic data surprised on the upside. In the fourth quarter, accommodative monetary policy drove performance as the European Central Bank cut interest rates to a record low. Emerging markets significantly trailed in 2013 as the MSCI Emerging Markets Index returned -2.60% for the year. After rallying in October, emerging market stocks declined in November and December on fears that stronger than expected growth in the U.S. would lead to the Federal Reserve to taper its monetary stimulus program sooner rather than later.

The Balanced Fund (the “Fund”) returned 18.31% for the year ended December 31, 2013, outperforming the Fund’s custom benchmark return of 18.02%. The Fund benefitted from strong stock selection in the Financials and Consumer Discretionary sectors. The Fund’s larger allocation to emerging markets hurt performance as emerging markets had negative performance for the year. For the fixed income portion of the Fund, exposure to Non-Agency mortgage backed securities and an overweight to credit lifted Fund performance while duration and yield curve positioning detracted from performance.

We are pleased with the Fund’s outperformance for the year and believe the Fund is well positioned going into 2014 as the market deals with ongoing macroeconomic and geopolitical uncertainties.

The Balanced Fund attempts to achieve its objective by investing in other funds. You may invest in the underlying funds directly. By investing in the underlying funds indirectly through the Balanced Fund, you will incur not only the expenses of the underlying funds, but also the expenses of the Balanced Fund. The Balanced Fund is subject to the risks of the underlying funds it holds. The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Annuity contract fees are not reflected in returns. If these fees were included, returns would be lower.

*	Based on percent of the Fund’s total investments and investments in affiliated funds, at value.

7

Wilshire Variable Insurance Trust Income Fund Commentary (Unaudited)

INCOME FUND
Average Annual Total Return

One Year Ended 12/31/13	(2.16)%
Five Years Ended 12/31/13	6.77%
Ten Years Ended 12/31/13	4.18%

BARCLAYS U.S. AGGREGATE BOND INDEX(1)
Average Annual Total Return

One Year Ended 12/31/13	(2.02)%
Five Years Ended 12/31/13	4.44%
Ten Years Ended 12/31/13	4.55%

COMPARATIVE PERFORMANCE
Comparison of Change in Value of $10,000 Investment in the Income Fund
and the Barclays U.S. Aggregate Bond Index through 12/31/13.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Returns assume reinvestment of all distributions. Annuity contract fees are not reflected in returns. If these fees were included, returns would be lower. Recent performance can be found at your particular insurance company.

(1)
The Barclays U.S. Aggregate Bond Index is a market value-weighted index of investment grade fixed-rated debt issues, including government, corporate, asset-backed and mortgage-backed securities with a maturity of one year or more. An individual cannot invest directly in any index. Index performance is presented for general comparative purposes.

During certain periods, certain fees and expenses were waived and reimbursed. Without waivers and reimbursements, total returns for the periods would have been lower. For the year ended December 31, 2013, there were no waivers.

8

Wilshire Variable Insurance Trust Income Fund Commentary (Unaudited) - (Continued)

PORTFOLIO SECTOR WEIGHTING*
(As of December 31, 2013)

Fixed income securities underperformed this year as investors dealt with uncertainty around when the Federal Reserve would reduce its bond purchases. The Barclays U.S. Aggregate Bond Index returned -2.02% for the year. Fear of rising interest rates pushed investment grade credit and longer duration bonds lower. Searching for less interest rate sensitive securities, investors moved into high yield and shorter duration bonds. The 10-year Treasury rose over 1% this year to close the year at 3.04%, its highest level since July 2011. In the third quarter, the Federal Reserve delay tapering its bond purchases through the end of the year causing yields to temporarily retract. Interest rate volatility increased and yields again rose in the fourth quarter as investors grappled with better than expected economic data and the Federal Reserve’s timing on stimulus tapering.

The Income Fund (the “Fund”) returned -2.16% for the year ended December 31, 2013, underperforming the Barclays U.S. Aggregate Bond Index return of -2.02%. Tactical duration positioning had a negative effect on performance. Curve positioning, with an overweight to long-dated bonds, was also a detractor to performance as the long-end of the curve generally steepened. However, non-agency mortgage exposure added meaningfully to performance as both an improved housing market and non-agency mortgage-backed security fundamentals contributed to performance. An overweight to credit, particularly to the financial subsector, added to performance as spreads tightened on mildly positive economic data.

Despite the Fund’s underperformance versus its benchmark, we believe the Fund is well positioned going into 2014 as the market deals with ongoing macroeconomic and geopolitical issues.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Annuity contract fees are not reflected in returns. If these fees were included, returns would be lower.

*	Based on percent of the Fund’s total investments in securities, at value. Includes investments held as collateral for securities on loan (See Note 6 in Notes to Financial Statements).

9

Wilshire Variable Insurance Trust Small Cap Fund Commentary (Unaudited)

SMALL CAP FUND
Average Annual Total Return

One Year Ended 12/31/13	40.28%
Five Years Ended 12/31/13	19.27%
Ten Years Ended 12/31/13	5.92%

RUSSELL 2000® INDEX(1)
Average Annual Total Return

One Year Ended 12/31/13	38.82%
Five Years Ended 12/31/13	20.08%
Ten Years Ended 12/31/13	9.07%

RUSSELL 2000® GROWTH INDEX(2)
Average Annual Total Return

One Year Ended 12/31/13	43.30%
Five Years Ended 12/31/13	22.58%
Ten Years Ended 12/31/13	9.41%

COMPARATIVE PERFORMANCE
Comparison of Change in Value of $10,000 Investment in the Small Cap Fund
and the Russell 2000® Index through 12/31/13.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Returns assume reinvestment of all distributions. Annuity contract fees are not reflected in returns. If these fees were included, returns would be lower. Recent performance can be found at your particular insurance company.

(1)
Effective March 24, 2013, the Fund changed its benchmark to the Russell 2000® Index because it is more reflective of the Fund's investment strategy. The Russell 2000® Index is an unmanaged capitalization weighted broad-based index of 2,000 small capitalization U.S. companies. An individual cannot invest directly in an index. Index performance is presented for general comparative purposes.

(2)
The Russell 2000® Growth Index is an unmanaged index comprised of the Russell 2000® Growth securities with a greater-than-average growth orientation. An individual cannot invest directly in any index. Index performance is presented for general comparative purposes.

During certain periods, certain fees and expenses were waived and reimbursed. Without waivers and reimbursements, total returns for the periods would have been lower. For the year ended December 31, 2013, fees totaling 0.13% of average net assets were waived.

Prior to March 24, 2013, the Small Cap Fund was named the Small Cap Growth Fund. Effective on that same date, the Fund’s benchmark changed from the Russell 2000® Growth Index to the Russell 2000® Index and the Fund began investing in the Wilshire Small Company Growth Portfolio and the Wilshire Small Company Value Portfolio. Accordingly, the Fund’s shareholders bear the indirect expenses of the Fund’s assets invested in the Wilshire Small Company Growth Portfolio and the Wilshire Small Company Value Portfolio and the management fee charged to the Fund is based on the average daily net assets not invested in the Wilshire Small Company Growth Portfolio and the Wilshire Small Company Value Portfolio.

10

Wilshire Variable Insurance Trust Small Cap Fund Commentary (Unaudited) - (Continued)

PORTFOLIO SECTOR WEIGHTING*
(As of December 31, 2013)

Developed stock markets around the world rallied in 2013 as economic activity began showing signs of sustained improvement and central banks continued supporting highly accommodative monetary policies. After getting off to a fast start in the first quarter, equity markets rose tepidly in the second quarter as investors grappled with the possibility of the Federal Reserve tapering bond purchases earlier than anticipated. Stocks rallied to start the second half of the year after a strong jobs report was released and second quarter growth came in higher than analyst expectations. However, the market retracted in August as rising tensions in the Middle East and the increased potential for earlier than expected reductions in stimulus from the Federal Reserve rattled investors. In September the market reversed and moved upwards as tensions in Syria dissipated and the Federal Reserve announced that it would continue to support quantitative easing measures at the current rate. The fourth quarter began with a sharp rally amidst signs of an improving housing market, decreasing unemployment and strong third quarter growth. In mid-December the Federal Reserve formally announced it would begin tapering its bond purchases in 2014. Equity markets closed out the year on a high note with many major market indices hitting new all-time highs on the last trading day of the year.

During 2013, small capitalization stocks outperformed large capitalization stocks, with the Wilshire U.S. Small Cap IndexSM and the Wilshire U.S. Large Cap IndexSM returning 39.01% and 32.33%, respectively, and across market capitalizations, growth stocks outperformed value stocks. The small growth style delivered the best returns for the year, up 45.00%, while large value and mid value trailed other styles, returning 30.24% and 30.72%, respectively. All sectors within the Wilshire 5000SM Index were positive for the year. Consumer Discretionary (44.33%), Health Care (42.26%) and Industrials (41.77%) were the top performers, while Telecom Services (16.30%) and Utilities (14.86%) lagged the broader market.

The Small Cap Fund (the “Fund”) returned 40.28% for the year ended December 31, 2013, outperforming the Russell 2000® Index return of 38.82%. The Fund benefitted from strong stock selection in the Financials, Consumer Discretionary, and Industrials sectors.

We are pleased with the Fund’s outperformance for the year and believe the Fund is well positioned going into 2014 as the market deals with ongoing macroeconomic and geopolitical uncertainties.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Annuity contract fees are not reflected in returns. If these fees were included, returns would be lower. Small company stocks may be subject to a higher degree of market risk than the securities of more established companies because they tend to be more volatile and less liquid.

*	Based on percent of the Fund’s total investments in securities, at value. Includes investments held as collateral for securities on loan (See Note 6 in Notes to Financial Statements).

11

Wilshire Variable Insurance Trust International Equity Fund Commentary (Unaudited)

INTERNATIONAL EQUITY FUND
Average Annual Total Return

One Year Ended 12/31/13	13.12%
Five Years Ended 12/31/13	10.73%
Ten Years Ended 12/31/13	4.38%

MSCI EAFE INDEX(1)
Average Annual Total Return

One Year Ended 12/31/13	22.78%
Five Years Ended 12/31/13	12.44%
Ten Years Ended 12/31/13	6.91%

COMPARATIVE PERFORMANCE
Comparison of Change in Value of $10,000 Investment in the International Equity Fund
and the MSCI EAFE Index through 12/31/13.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Returns assume reinvestment of all distributions. Annuity contract fees are not reflected in returns. If these fees were included, returns would be lower. Recent performance can be found at your particular insurance company.

(1)
The MSCI EAFE Index is an unmanaged capitalization-weighted measure of stock markets in Europe, Australasia and the Far East. An individual cannot invest directly in any index. Index performance is presented for general comparative purposes.

During certain periods, certain fees and expenses were waived and reimbursed. Without waivers and reimbursements, total returns for the periods would have been lower. For the year ended December 31, 2013, fees totaling 0.17% of average net assets were waived.

12

Wilshire Variable Insurance Trust International Equity Fund Commentary (Unaudited) - (Continued)

PORTFOLIO SECTOR WEIGHTING*
(As of December 31, 2013)

Developed international stock markets underperformed the U.S. market as the MSCI EAFE Index returned 22.78% in 2013. After a volatile first half of the year, international stock markets started the third quarter strong as European macro-economic data surprised on the upside and the region managed to withstand recessionary pressures amid its stubbornly high unemployment rate. During the fourth quarter, accommodative monetary policy drove performance as the European Central Bank cut interest rates from 0.50% to 0.25%. Within the MSCI EAFE Index, sector performance was positive for the year. Telecom Services (47.39%), Consumer Discretionary (35.62%), and Information Technology (27.09%) performed strongly. Hurt by decreasing commodity prices, Energy (12.583%) and Materials (3.35%) lagged all other sectors.

Emerging markets significantly trailed in 2013 as the MSCI Emerging Markets Index returned -2.60% for the year. To start the year, inflation worries, decreasing commodity prices, and continuing fears over a slowdown in the Chinese economy rattled investors. Third quarter performance modestly improved after the release of strong economic results from China and the U.S. Federal Reserve postponed the tapering of its quantitative easing program. After rallying in October, emerging market stocks declined in November and December on fears that stronger than expected growth in the U.S. would lead the Federal Reserve to taper its monetary stimulus program sooner rather than later. Within the MSCI Emerging Markets Index, sector performance was mixed. Information Technology (14.00%), Health Care (9.34%), and Consumer Discretionary (5.66%) performed well, while Materials (-16.92%), Energy (-10.40%), and Consumer Staples (-3.82%) lagged all other sectors.

The International Equity Fund (the “Fund”) returned 13.12% for the year, underperforming the MSCI EAFE Index return of 22.78%. Underperformance was driven by weak stock selection in the Consumer Discretionary, Financials, and Telecom services sectors. The Fund’s larger than the benchmark allocation to emerging markets also hurt performance as emerging markets trailed developed international markets by 25.38% during the year. However, the Fund benefited from positive stock selection in Health Care and an underweight allocation to Materials.

Despite the Fund’s underperformance versus its benchmark, we believe the Fund is well positioned going into 2014 as the market deals with ongoing macroeconomic and geopolitical issues.

Foreign securities may be subject to a higher degree of market risk due to currency fluctuations, lack of liquidity, and political and economic instability. The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Annuity contract fees are not reflected in returns. If these fees were included, returns would be lower.

*	Based on percent of the Fund’s total investments in securities, at value. Includes investments held as collateral for securities on loan (See Note 6 in Notes to Financial Statements).

13

Wilshire Variable Insurance Trust Socially Responsible Fund Commentary (Unaudited)

SOCIALLY RESPONSIBLE FUND
Average Annual Total Return

One Year Ended 12/31/13	29.01%
Five Years Ended 12/31/13	14.82%
Ten Years Ended 12/31/13	5.22%

S&P 500 INDEX(1)
Average Annual Total Return

One Year Ended 12/31/13	32.39%
Five Years Ended 12/31/13	17.94%
Ten Years Ended 12/31/13	7.40%

COMPARATIVE PERFORMANCE
Comparison of Change in Value of $10,000 Investment in the Socially Responsible Fund
and the S&P 500 Index through 12/31/13.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Returns assume reinvestment of all distributions. Annuity contract fees are not reflected in returns. If these fees were included, returns would be lower. Recent performance can be found at your particular insurance company.

(1)	The S&P 500 Index is an unmanaged index consisting of 500 stocks. An individual cannot invest directly in any index. Index performance is presented for general comparative purposes.

During certain periods since inception, certain fees and expenses were waived and reimbursed. Without waivers and reimbursements, total returns since inception would have been lower. For the year ended December 31, 2013, there were no waivers.

14

Wilshire Variable Insurance Trust Socially Responsible Fund Commentary (Unaudited) - (Continued)

PORTFOLIO SECTOR WEIGHTING*
(As of December 31, 2013)

Developed stock markets around the world rallied in 2013 as economic activity began showing signs of sustained improvement and central banks continued supporting highly accommodative monetary policies. After getting off to a fast start in the first quarter, equity markets rose tepidly in the second quarter as investors grappled with the possibility of the Federal Reserve tapering bond purchases earlier than anticipated. Stocks rallied to start the second half of the year after a strong jobs report was released and second quarter growth came in higher than analyst expectations. However, the market retracted in August as rising tensions in the Middle East and the increased potential for earlier than expected reductions in stimulus from the Federal Reserve rattled investors. In September the market reversed and moved upwards as tensions in Syria dissipated and the Federal Reserve announced that it would continue to support quantitative easing measures at the current rate. The fourth quarter began with a sharp rally amidst signs of an improving housing market, decreasing unemployment and strong third quarter growth. In mid-December the Federal Reserve formally announced it would begin tapering its bond purchases in 2014. Equity markets closed out the year on a high note with many major market indices hitting new all-time highs on the last trading day of the year.

During 2013, small capitalization stocks outperformed large capitalization stocks, with the Wilshire U.S. Small Cap IndexSM and the Wilshire U.S. Large Cap IndexSM returning 39.01% and 32.33%, respectively, and across market capitalizations, growth stocks outperformed value stocks. The small growth style delivered the best returns for the year, up 45.00%, while large value and mid value trailed other styles, returning 30.24% and 30.72%, respectively. All sectors within the Wilshire 5000SM Index were positive for the year. Consumer Discretionary (44.33%), Health Care (42.26%) and Industrials (41.77%) were the top performers, while Telecom Services (16.30%) and Utilities (14.86%) lagged the broader market.

The Socially Responsible Fund (the “Fund”) returned 29.01% for the year ended December 31, 2013, underperforming the S&P 500 Index return of 32.39%. Underperformance was driven by weak stock selection in the Consumer Discretionary, Energy, and Health Care sectors. However, the Fund benefitted from strong stock selection in the Materials sector.

Despite the Fund’s underperformance versus its benchmark, we believe the Fund is well positioned going into 2014 as the market deals with ongoing macroeconomic and geopolitical issues.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Annuity contract fees are not reflected in returns. If these fees were included, returns would be lower.

*	Based on percent of the Fund’s total investments in securities, at value. Includes investments held as collateral for securities on loan (See Note 6 in Notes to Financial Statements).

15

Wilshire Variable Insurance Trust Disclosure of Fund Expenses For the Six Months Ended December 31, 2013 (Unaudited)

All mutual funds have operating expenses. As a shareholder of a mutual fund, you incur ongoing costs, which include costs for investment advisory, administrative services, distribution and/or shareholder services and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund. A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing fees (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table on the next page illustrates your Fund’s costs in two ways:

Actual Fund Return: This section helps you to estimate the actual expenses, after any applicable fee waivers, that you paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return for the period, the “Expense Ratio” column shows the period’s annualized expense ratio, and the “Expenses Paid During Period” column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund at the beginning of the period.

You may use the information here, together with your account value, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your Fund in the first line under the heading entitled “Expenses Paid During Period.”

Hypothetical 5% Return: This section is intended to help you compare your Fund’s costs with those of other mutual funds. The “Ending Account Value” shown is derived from hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and assumed rate of return. It assumes that the Fund had an annual return of 5% before expenses, but that the expense ratio is unchanged. In this case, because the return used is not the Fund’s actual return, the results do not apply to your investment. This example is useful in making comparisons to other mutual funds because the Securities and Exchange Commission (“SEC”) requires all mutual funds to calculate expenses based on an assumed 5% annual return. You can assess your Fund’s ongoing costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight and help you compare your ongoing costs only and do not reflect any transactional costs such as sales charges (loads), redemption fees, or exchange fees. Wilshire Variable Insurance Trust has no such charges or fees, but they may be present in other funds to which you compare this data. Therefore, the hypothetical portions of the table are useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds.

16

Wilshire Variable Insurance Trust Disclosure of Fund Expenses - (Continued) For the Six Months Ended December 31, 2013 (Unaudited)

	Beginning Account Value 07/01/13	Ending Account Value 12/31/13	Expense Ratio(1)	Expenses Paid During Period 07/01/13-12/31/13(2)(3)
Equity Fund(4)
Actual Fund Return	$1,000.00	$1,167.00	0.65%	$3.55
Hypothetical 5% Return	$1,000.00	$1,021.93	0.65%	$3.31
Balanced Fund(4)
Actual Fund Return	$1,000.00	$1,121.30	0.32%	$1.71
Hypothetical 5% Return	$1,000.00	$1,023.59	0.32%	$1.63
Income Fund
Actual Fund Return	$1,000.00	$1,007.40	1.21%	$6.12
Hypothetical 5% Return	$1,000.00	$1,019.11	1.21%	$6.16
Small Cap Fund(4)
Actual Fund Return	$1,000.00	$1,200.00	1.20%	$6.65
Hypothetical 5% Return	$1,000.00	$1,019.16	1.20%	$6.11
International Equity Fund(4)
Actual Fund Return	$1,000.00	$1,133.00	1.40%	$7.53
Hypothetical 5% Return	$1,000.00	$1,018.15	1.40%	$7.12
Socially Responsible Fund
Actual Fund Return	$1,000.00	$1,148.40	1.30%	$7.04
Hypothetical 5% Return	$1,000.00	$1,018.65	1.30%	$6.61

(1)	Annualized, based on the Fund’s most recent fiscal half-year expenses.

(2)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the period, then divided by 365.

(3)	Expenses shown do not include annuity contract fees.

(4)	The expense ratio does not include the expenses of the underlying funds.

17

Equity Fund Schedule of Investments December 31, 2013

Shares		Value
INVESTMENTS IN UNDERLYING FUNDS — 68.5%
1,744,772	Wilshire Large Company Growth Portfolio*	$75,513,740
3,497,318	Wilshire Large Company Value Portfolio*	75,122,383

Total Investments in Underlying Funds
(Cost $129,662,518)		150,636,123

COMMON STOCK — 30.6%
Consumer Discretionary — 4.0%
650	Amazon.com, Inc.†	259,213
1,450	Bed Bath & Beyond, Inc.†	116,435
7,300	Comcast Corp., Class A	379,344
11,100	Ford Motor Co.	171,273
1,600	GameStop Corp., Class A	78,816
3,800	Gannett Co., Inc.	112,404
3,350	General Motors Co.†	136,914
5,050	Goodyear Tire & Rubber Co. (The)	120,443
1,700	Harman International Industries, Inc.	139,145
2,050	Hasbro, Inc.	112,771
3,950	Home Depot, Inc. (The)	325,243
17,753	Lowe's Cos., Inc.(a)	879,661
16,051	Macy's, Inc.	857,123
2,550	Mattel, Inc.(a)	121,329
1,600	McDonald's Corp.	155,248
1,050	Michael Kors Holdings, Ltd.†(a)	85,250
3,000	NIKE, Inc., Class B	235,920
1,600	O'Reilly Automotive, Inc.†(a)	205,936
4,800	PulteGroup, Inc.(a)	97,776
7,250	Staples, Inc.(a)	115,203
1,700	Starbucks Corp.	133,263
6,483	Time Warner Cable, Inc., Class A	878,447
3,350	Time Warner, Inc.(a)	233,562
2,900	TJX Cos., Inc.	184,817
5,487	Tupperware Brands Corp.(a)	518,686
15,068	VF Corp.(a)	939,339
1,600	Viacom, Inc., Class B	139,744
3,900	Walt Disney Co. (The)	297,960
4,807	Whirlpool Corp.	754,026
		8,785,291
Consumer Staples — 3.3%
5,400	Altria Group, Inc.(a)	207,306
2,450	Archer-Daniels-Midland Co.	106,330
27,528	Coca-Cola Co. (The)(a)	1,137,182
4,550	Coca-Cola Enterprises, Inc.	200,791
19,244	CVS Caremark Corp.	1,377,293
2,900	General Mills, Inc.	144,739
2,050	Hershey Co. (The)	199,321
3,650	Hormel Foods Corp.(a)	164,871
1,900	Kimberly-Clark Corp.(a)	198,474
3,400	Kroger Co. (The)	134,402
8,429	McCormick & Co., Inc.(a)	580,927
4,200	Mondelez International, Inc., Class A	148,260
3,800	PepsiCo, Inc.	315,172
13,260	Philip Morris International, Inc.	1,155,344
6,500	Procter & Gamble Co. (The)	529,165
3,450	Reynolds American, Inc.	172,465
2,800	Sysco Corp.(a)	101,080
3,500	Tyson Foods, Inc., Class A(a)	117,110

Shares		Value
Consumer Staples — (continued)
2,350	Wal-Mart Stores, Inc.	$184,922
		7,175,154
Energy — 3.0%
3,500	Baker Hughes, Inc.	193,410
3,800	Chesapeake Energy Corp.(a)	103,132
11,296	Chevron Corp.	1,410,983
4,550	ConocoPhillips	321,458
5,300	Denbury Resources, Inc.†(a)	87,079
1,900	Ensco PLC, Class A	108,642
750	EOG Resources, Inc.	125,880
8,400	Exxon Mobil Corp.(a)	850,080
1,500	Helmerich & Payne, Inc.(a)	126,120
20,972	Kinder Morgan, Inc.	754,992
4,900	Marathon Oil Corp.	172,970
2,550	Murphy Oil Corp.(a)	165,444
3,850	Newfield Exploration Co.†	94,826
2,900	Noble Corp. PLC	108,663
2,250	Occidental Petroleum Corp.	213,975
9,565	Phillips 66	737,748
1,900	Schlumberger, Ltd.	171,209
20,278	Seadrill, Ltd.(a)	833,020
		6,579,631
Financials — 4.8%
7,972	ACE, Ltd.	825,341
3,000	Allstate Corp. (The)	163,620
1,800	American Express Co.	163,314
3,500	American International Group, Inc.	178,675
2,000	Assurant, Inc.	132,740
19,600	Bank of America Corp.	305,172
25,699	Bank of New York Mellon Corp. (The)	897,923
2,900	Berkshire Hathaway, Inc., Class B†	343,824
2,024	BlackRock, Inc., Class A	640,535
1,700	Boston Properties, Inc.(a) (b)	170,629
2,550	Capital One Financial Corp.	195,356
4,050	Cincinnati Financial Corp.	212,099
6,300	Citigroup, Inc.	328,293
9,580	Cullen/Frost Bankers, Inc.(a)	713,039
2,800	Equity Residential(b)	145,236
5,250	Fifth Third Bancorp	110,408
1,550	Goldman Sachs Group, Inc. (The)	274,753
24,405	JPMorgan Chase & Co.	1,427,204
3,700	Leucadia National Corp.	104,858
4,350	Lincoln National Corp.(a)	224,547
2,400	Macerich Co. (The)(b)	141,336
2,050	McGraw Hill Financial, Inc.	160,310
3,700	MetLife, Inc.	199,504
2,250	PNC Financial Services Group, Inc.	174,555
2,400	Prudential Financial, Inc.	221,328
2,400	SunTrust Banks, Inc.	88,344
4,050	Travelers Cos., Inc. (The)	366,687
3,800	U.S. Bancorp(a)	153,520
31,718	Wells Fargo & Co.	1,439,997
3,000	XL Group PLC, Class A	95,520
		10,598,667
Health Care — 3.9%
18,907	AbbVie, Inc.	998,479
2,350	Aetna, Inc.	161,186
2,900	AmerisourceBergen Corp., Class A(a)	203,899
1,300	Amgen, Inc.(a)	148,408
800	Biogen Idec, Inc.†	223,800

See Notes to Financial Statements.

18

Equity Fund Schedule of Investments - (Continued) December 31, 2013

Shares		Value
Health Care — (continued)
2,700	Cardinal Health, Inc.	$180,387
4,900	CareFusion Corp.†	195,118
1,900	Celgene Corp.†	321,024
2,800	Cerner Corp.†	156,072
1,450	Cigna Corp.	126,846
9,482	Covidien PLC(a)	645,724
3,850	Eli Lilly & Co.(a)	196,350
3,500	Forest Laboratories, Inc.†	210,105
2,900	Gilead Sciences, Inc.†	217,935
8,100	Johnson & Johnson	741,879
1,600	McKesson Corp.	258,240
2,700	Medtronic, Inc.	154,953
4,800	Merck & Co., Inc.	240,240
3,786	Novo Nordisk ADR(a)	699,501
45,675	Pfizer, Inc.	1,399,025
10,919	UnitedHealth Group, Inc.(a)	822,201
1,950	WellPoint, Inc.	180,161
		8,481,533
Industrials — 3.1%
1,100	3M Co.	154,275
—	Allegion PLC†	15
3,300	Avery Dennison Corp.	165,627
1,900	Boeing Co. (The)	259,331
5,565	Caterpillar, Inc.(a)	505,358
900	Cummins, Inc.	126,873
1,700	Dover Corp.(a)	164,118
8,774	Eaton Corp. PLC(a)	667,877
2,700	Emerson Electric Co.	189,486
1,050	FedEx Corp.	150,958
20,050	General Electric Co.	562,001
9,655	Honeywell International, Inc.	882,177
950	L-3 Communications Holdings, Inc.(a)	101,517
1,950	Norfolk Southern Corp.(a)	181,018
1,150	Northrop Grumman Corp.	131,802
800	Parker Hannifin Corp.(a)	102,912
3,800	Raytheon Co.(a)	344,660
2,400	Robert Half International, Inc.	100,776
1,100	Rockwell Automation, Inc.(a)	129,976
8,000	Southwest Airlines Co.	150,720
3,400	Tyco International, Ltd.	139,536
7,454	Union Pacific Corp.	1,252,272
2,250	United Technologies Corp.	256,050
400	WW Grainger, Inc.(a)	102,168
		6,821,503
Information Technology — 5.2%
8,610	Accenture PLC, Class A(a)	707,914
3,667	Apple, Inc.	2,057,590
7,700	CA, Inc.(a)	259,105
8,800	Cisco Systems, Inc.(a)	197,560
2,050	Cognizant Technology Solutions Corp., Class A†	207,009
2,050	Computer Sciences Corp.	114,554
10,150	Corning, Inc.	180,873
3,250	eBay, Inc.†	178,392
13,056	Fidelity National Information Services, Inc.	700,846
500	Google, Inc., Class A†	560,355
6,150	Hewlett-Packard Co.	172,077
8,150	Intel Corp.	211,574
2,050	International Business Machines Corp.	384,519

Shares		Value
Information Technology — (continued)
1,900	KLA-Tencor Corp.	$122,474
1,850	Lam Research Corp.†(a)	100,732
2,750	Linear Technology Corp.(a)	125,263
150	MasterCard, Inc., Class A	125,319
42,161	Microsoft Corp.	1,578,086
11,003	Motorola Solutions, Inc.(a)	742,702
9,650	Oracle Corp.	369,209
3,250	Paychex, Inc.(a)	147,973
15,719	QUALCOMM, Inc.	1,167,136
1,350	SanDisk Corp.(a)	95,229
3,150	Seagate Technology PLC(a)	176,904
3,750	Texas Instruments, Inc.	164,663
1,300	Visa, Inc., Class A	289,484
1,850	Western Digital Corp.	155,215
7,700	Xerox Corp.	93,709
3,250	Yahoo!, Inc.†	131,430
		11,517,896
Materials — 1.1%
400	CF Industries Holdings, Inc.	93,216
1,000	Ecolab, Inc.	104,270
3,200	EI du Pont de Nemours & Co.(a)	207,904
2,050	International Flavors & Fragrances, Inc.	176,259
2,250	LyondellBasell Industries NV, Class A	180,630
8,546	Packaging Corp. of America	540,791
1,550	PPG Industries, Inc.	293,973
21,682	Southern Copper Corp.	622,490
6,200	Weyerhaeuser Co.(a) (b)	195,734
		2,415,267
Telecommunication Services — 0.8%
39,294	AT&T, Inc.	1,381,577
4,800	CenturyLink, Inc.(a)	152,880
6,400	Verizon Communications, Inc.(a)	314,496
		1,848,953
Utilities — 1.4%
2,050	AGL Resources, Inc.(a)	96,821
2,750	Ameren Corp.(a)	99,440
2,700	American Electric Power Co., Inc.	126,198
2,550	DTE Energy Co.(a)	169,295
2,150	Duke Energy Corp.(a)	148,372
2,750	Edison International	127,325
5,573	ITC Holdings Corp.	534,005
7,331	NextEra Energy, Inc.(a)	627,680
11,455	ONEOK, Inc.(a)	712,272
2,400	Pinnacle West Capital Corp.(a)	127,008
4,350	Public Service Enterprise Group, Inc.(a)	139,374
1,700	SCANA Corp.(a)	79,781
2,350	Wisconsin Energy Corp.(a)	97,149
		3,084,720
Total Common Stock
(Cost $59,011,019)		67,308,615

See Notes to Financial Statements.

19

Equity Fund Schedule of Investments - (Continued) December 31, 2013

Shares		Value
SHORT-TERM INVESTMENTS(c) — 8.3%
2,365,843	Northern Trust Institutional Government Select Portfolio, 0.010%	$2,365,843
15,876,420	Northern Trust Institutional Liquid Asset Portfolio, 0.010%(d)	15,876,420

Total Short-Term Investments
(Cost $18,242,263)		18,242,263

Total Investments — 107.4%
(Cost $206,915,800)		236,187,001

Other Assets & Liabilities, Net — (7.4)%		(16,217,627)

NET ASSETS — 100.0%		$219,969,374

*	Affiliated Fund
†	Non-income producing security.
(a)	This security or a partial position of this security is on loan at December 31, 2013. The total market value of securities on loan at December 31, 2013 was $16,263,189.
(b)	Real Estate Investment Trust.
(c)	Rate shown is the 7-day effective yield as of December 31, 2013.
(d)
This security was purchased with cash collateral held from securities on loan. The total value of such securities as of December 31, 2013 was $15,876,420. The Fund received additional collateral subsequent to year end in excess of the market value of securities on loan.

ADR — American Depositary Receipt
Ltd. — Limited
PLC— Public Limited Company

As of December 31, 2013, all of the Fund’s investments in securities were considered Level 1, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP. For the year ended December 31, 2013, there have been no transfers between Level 1 and Level 2 assets and liabilities.

Amounts designated as “—” have been rounded to $0.

See Notes to Financial Statements.

20

Balanced Fund Schedule of Investments December 31, 2013

Shares		Value
INVESTMENT IN UNDERLYING FUNDS — 100.0%
2,751,789	Wilshire International Equity Fund*	$26,527,250
812,981	Wilshire Large Company Growth Portfolio*	35,185,820
1,650,536	Wilshire Large Company Value Portfolio*	35,453,521
354,535	Wilshire Small Company Growth Portfolio*	9,267,535
385,974	Wilshire Small Company Value Portfolio*	9,491,113
3,610,773	Wilshire Variable Insurance Trust Income Fund*	41,957,179

Total Investments in Underlying Funds
(Cost $143,162,409)		157,882,418

SHORT-TERM INVESTMENT(a) — 0.1%
132,194	Northern Trust Institutional Government Select Portfolio, 0.010%	132,194

Total Short-Term Investment
(Cost $132,194)		132,194

Total Investments — 100.1%
(Cost $143,294,603)		158,014,612

Other Assets & Liabilities, Net — (0.1)%		(194,945)

NET ASSETS — 100.0%		$157,819,667

*	Affiliated Fund
(a)	Rate shown is the 7-day effective yield as of December 31, 2013.

As of December 31, 2013, all of the Fund’s investments in securities were considered Level 1, in accordance with the authoritative guidance on fair value measurements and disclosures under U.S. GAAP. For the year ended December 31, 2013, there have been no transfers between Level 1 and Level 2 assets and liabilities.

See Notes to Financial Statements.

21

Income Fund Schedule of Investments December 31, 2013

	Maturity Date	Par	Value
ASSET-BACKED SECURITIES — 3.4%
Ameriquest Mortgage Securities, Inc.
0.856%(a)	04/25/34	$71,329	$68,609
Amortizing Residential Collateral Trust
0.859%(a)	01/01/32	21,630	15,061
1.166%(a)	10/25/34	126,445	124,108
Bayview Financial Acquisition Trust
0.840%(a)	02/28/44	31,433	31,066
Bear Stearns Asset Backed Securities Trust
0.736%(a)	09/25/34	33,540	32,508
CIT Group Securitization Corp.
7.650%	05/15/26	123,072	128,305
Citigroup Mortgage Loan Trust, Inc.
5.550%	08/25/35	200,000	171,441
Conseco Financial Corp.
9.150%	01/15/18	1,393	192
Delta Funding Home Equity Loan Trust
7.040%	06/25/27	538	551
Educational Funding of the South, Inc.
0.888%(a)	04/25/35	230,000	228,680
Green Tree Recreational Equipment & Consumer Trust
7.250%	03/15/29	6,162	5,043
Greenpoint Manufactured Housing
2.929%(a)	03/18/29	100,000	87,100
3.566%(a)	06/19/29	50,000	42,367
3.667%(a)	02/20/30	50,000	42,268
3.669%(a)	03/13/32	100,000	88,758
3.669%(a)	02/20/32	75,000	67,775
Northstar Education Finance, Inc.
1.068%(a)	01/29/46	150,000	137,541
1.213%(a)	10/30/45	400,000	311,348
SACO I Trust
0.426%(a)	06/25/36	62,919	79,362
0.506%(a)	03/25/36	65,698	85,083
Saxon Asset Securities Trust
0.856%(a)	05/25/35	191,298	176,616
SLM Student Loan Trust
0.684%(a)	09/16/24	300,000	287,181
1.115%(a)	09/25/28	230,000	232,859

Total Asset-Backed Securities
(Cost $2,250,804)			2,443,822

COLLATERALIZED MORTGAGE OBLIGATIONS — 39.9%
Agency Mortgage-Backed Obligation — 32.0%
FHLMC
2.547%(a)	01/01/38	114,495	122,084
2.672%(a)	05/01/37	297,159	318,314
3.500%	04/01/43	97,898	96,510
5.000%	08/01/33	105,729	114,450
5.000%	09/01/33	122,206	132,311
5.000%	10/01/33	119,207	129,038
5.000%	09/01/33	35,244	38,159
5.000%	09/01/33	62,451	67,623

	Maturity Date	Par	Value
Agency Mortgage-Backed Obligation — (continued)
6.000%	10/01/36	$481,765	$539,058
7.000%	03/01/39	67,723	74,481
FHLMC Multifamily Structured Pass-Through Certificates, IO
1.205%(a)	01/25/20	1,320,487	66,761
1.390%(a)	04/25/20	774,629	43,937
1.595%(a)	12/25/21	186,588	16,208
1.661%(a)	08/25/20	424,280	30,939
1.733%(a)	10/25/21	172,262	16,450
1.823%(a)	06/25/20	433,683	34,715
1.834%(a)	07/25/21	392,721	38,547
FHLMC TBA
3.500%	01/01/41	300,000	297,656
FNMA
3.000%	06/25/27	588,637	75,421
3.500%	10/01/42	287,197	281,901
3.500%	12/01/42	95,497	94,075
3.500%	10/01/33	198,006	201,626
3.500%	12/01/33	99,703	101,526
3.500%	11/01/33	99,267	101,084
3.500%	03/01/43	680,174	670,038
3.500%	04/01/43	292,596	288,237
3.500%	01/01/34	100,000	102,000
3.500%	12/01/42	96,254	94,820
3.500%	12/01/42	95,183	93,765
3.500%	12/01/33	99,787	101,611
3.500%	08/01/33	195,486	199,058
4.000%	12/01/42	91,919	96,405
4.500%	05/01/31	162,105	174,262
4.500%	04/01/41	176,124	187,147
4.500%	06/01/41	158,710	168,196
4.500%	06/01/31	54,086	58,139
4.500%	09/01/41	52,312	55,573
4.500%	04/01/31	53,306	57,294
4.500%	12/01/31	82,056	87,882
4.500%	11/01/31	75,102	80,442
5.000%	05/01/42	78,016	84,712
5.369%(a)	01/01/37	46,804	49,804
5.500%	09/01/35	488,783	537,303
5.500%	07/25/41	229,408	249,585
5.500%	04/25/42	98,719	107,602
5.500%	04/01/36	160,037	170,806
5.500%	11/01/36	94,084	103,354
5.500%	08/01/38	78,454	86,436
6.000%	04/01/33	34,350	38,551
6.000%	08/01/37	196,140	220,142
6.000%	02/01/34	6,274	7,040
6.000%	11/01/35	97,018	108,904
6.000%	09/01/39	196,960	219,541
6.000%	12/01/39	262,741	290,656
7.000%	04/01/37	47,689	53,328
7.000%	05/01/32	19,203	21,916
7.000%	02/01/39	114,927	125,906
9.750%	11/25/18	111,941	126,995
9.750%	08/25/19	31,409	35,595

See Notes to Financial Statements.

22

Income Fund Schedule of Investments - (Continued) December 31, 2013

	Maturity Date	Par	Value
Agency Mortgage-Backed Obligation — (continued)
FNMA TBA
3.000%	01/16/26	$1,200,000	$1,224,609
3.500%	01/01/41	1,200,000	1,254,891
3.500%	01/01/41	1,800,000	1,788,047
4.000%	11/15/34	3,500,000	3,602,813
4.500%	01/01/38	100,000	105,957
GNMA
0.569%(a)	12/20/60	171,689	169,930
0.649%(a)	03/20/61	176,908	175,986
0.669%(a)	03/20/61	87,415	87,031
0.891%(a)	08/16/52	226,657	14,833
0.950%(a)	06/16/55	242,744	15,977
2.000%	12/16/49	120,000	119,353
2.250%	03/16/35	99,734	99,804
2.900%(a)	06/16/44	89,605	91,899
2.900%(a)	02/16/44	278,936	286,213
4.500%	04/20/41	363,833	390,551
4.500%	03/15/40	26,891	28,731
4.500%	03/20/41	105,989	113,786
5.000%	11/20/40	138,126	150,517
5.000%	04/15/40	124,951	138,477
5.000%	05/15/40	244,716	268,606
5.000%	09/20/40	93,724	102,644
5.000%	08/20/40	827,701	911,637
5.500%	05/15/36	43,550	48,075
6.000%	07/20/38	49,171	55,360
6.000%	03/15/37	37,095	41,323
6.000%	05/15/33	41,200	46,422
6.000%	03/15/35	363,852	409,530
6.500%	10/20/37	242,891	275,453
GNMA TBA
3.500%	01/15/41	1,400,000	1,410,992
3.500%	01/15/41	900,000	907,066
4.000%	01/01/40	400,000	415,641
			22,938,073
Non-Agency Mortgage-Backed Obligation — 7.9%
American Home Mortgage Assets
0.396%(a)	05/25/46	80,445	11,303
Banc of America Commercial Mortgage, Inc.
5.448%	09/10/47	10,000	10,702
5.797%(a)	06/10/49	60,000	60,176
Banc of America Funding Corp.
5.965%(a)	09/20/35	896,633	668,124
Banc of America Merrill Lynch Commercial Mortgage, Inc.
5.421%(a)	09/10/45	31,000	33,427
Banc of America Mortgage Securities, Inc.
2.830%(a)	02/25/34	5,466	5,393
Bear Stearns Adjustable Rate Mortgage Trust
2.832%(a)	02/25/34	35,824	35,365
2.968%(a)	11/25/34	37,509	35,152
Bear Stearns ALT-A Trust
2.606%(a)	08/25/34	140,584	142,147

	Maturity Date	Par	Value
Non-Agency Mortgage-Backed Obligation — (continued)
Citigroup Mortgage Loan Trust, Inc.
2.869%(a)	02/25/34	$33,489	$30,307
Commercial Mortgage Pass-Through Certificates
5.615%(a)	01/15/49	116,000	123,145
Commercial Mortgage Trust
4.046%	10/10/46	80,000	80,741
4.300%	10/10/46	30,000	30,140
4.762%(a)	10/10/46	10,000	9,997
5.086%(a)	10/10/46	10,000	9,870
6.018%(a)	07/10/38	25,000	27,292
Countrywide Alternative Loan Trust
0.378%(a)	03/20/46	58,790	42,108
DBUBS Mortgage Trust
3.642%	08/10/44	100,000	105,053
First Horizon Mortgage Pass-Through Trust
2.625%(a)	02/25/35	205,120	203,888
Greenpoint Mortgage Funding Trust
0.376%(a)	04/25/36	660,028	489,127
GS Mortgage Securities Trust
4.176%(a)	07/10/46	20,000	20,487
4.272%	11/01/46	180,000	184,521
4.653%	11/01/46	50,000	51,462
5.161%	11/01/46	40,000	41,076
HomeBanc Mortgage Trust
0.466%(a)	05/25/37	83,495	65,222
Impac CMB Trust
0.706%(a)	05/25/35	79,749	69,404
Indymac Index Mortgage Loan Trust
0.286%(a)	07/25/36	202,979	151,416
0.366%(a)	06/25/47	210,606	163,023
0.426%(a)	06/25/35	361,999	318,573
2.504%(a)	03/25/35	83,093	79,349
JPMorgan Chase Commercial Mortgage Securities Trust
4.420%	11/15/45	60,000	61,375
4.887%(a)	01/15/47	10,000	10,115
5.251%(a)	11/15/45	20,000	20,054
6.078%(a)	02/12/51	30,000	33,944
LB-UBS Commercial Mortgage Trust
6.371%(a)	09/15/45	50,000	57,150
Master Adjustable Rate Mortgages Trust
0.944%(a)	12/25/46	185,550	101,779
3.179%(a)	12/25/34	12,519	12,343
Merrill Lynch Mortgage Trust
6.047%(a)	06/12/50	25,000	27,699
Merrill Lynch
5.485%(a)	03/12/51	110,000	120,998
Morgan Stanley Bank of America Merrill Lynch Trust
2.943%	02/15/46	30,000	28,105
3.446%	02/15/46	30,000	27,960
3.456%	05/15/46	90,000	85,075
Morgan Stanley Capital I Trust
5.692%(a)	04/15/49	80,000	88,599

See Notes to Financial Statements.

23

Income Fund Schedule of Investments - (Continued) December 31, 2013

	Maturity Date	Par	Value
Non-Agency Mortgage-Backed Obligation — (continued)
Morgan Stanley Mortgage Loan Trust
0.466%(a)	03/25/36	$104,716	$43,643
0.486%(a)	01/25/35	264,093	240,206
2.724%(a)	07/25/34	45,209	44,424
2.786%(a)	08/25/34	68,902	67,034
Prime Mortgage Trust
8.000%	07/25/34	115,949	109,722
Residential Asset Securitization Trust
4.750%	02/25/19	105,938	108,491
Structured Adjustable Rate Mortgage Loan Trust
0.816%(a)	10/25/35	656,584	224,479
2.417%(a)	01/25/35	102,616	99,599
2.473%(a)	11/25/34	90,030	83,409
Wachovia Bank Commercial Mortgage Trust
5.383%	12/15/43	30,000	32,280
WaMu Mortgage Pass-Through Certificates
0.485%(a)	08/25/45	213,657	206,041
0.844%(a)	03/25/47	178,936	139,850
2.446%(a)	10/25/33	164,775	165,710
2.487%(a)	02/25/33	47,297	46,529
Washington Mutual MSC Mortgage Pass-Through Certificates
2.441%(a)	01/25/35	32,125	31,738
Wells Fargo Commercial Mortgage Trust
4.218%(a)	07/15/46	20,000	20,588
Wells Fargo Mortgage Backed Securities Trust
2.626%(a)	04/25/36	18,251	16,728
WFRBS Commercial Mortgage Trust
3.667%	11/15/44	26,000	26,340
			5,679,997
Total Collateralized Mortgage Obligations
(Cost $29,061,007)			28,618,070

CORPORATE BONDS — 29.8%
Consumer Discretionary — 2.3%
CCO Holdings LLC
6.500%	04/30/21	160,000	164,400
Cellco Partnership
8.500%(b)	11/15/18	40,000	50,645
Comcast Corp.
6.500%	01/15/15	355,000	376,414
CSC Holdings LLC
6.750%(b)	11/15/21	30,000	32,325
DISH DBS Corp.
5.000%(b)	03/15/23	40,000	37,300
7.875%	09/01/19	45,000	51,525
Ford Motor Co.
4.750%	01/15/43	100,000	90,187
Hilton Worldwide Finance LLC
5.625%(b) (c)	10/15/21	110,000	114,125
Intelsat Jackson Holdings SA
5.500%(c)	08/01/23	70,000	66,588
7.250%	10/15/20	20,000	21,875

	Maturity Date	Par	Value
Consumer Discretionary — (continued)
7.250%	04/01/19	$30,000	$32,400
7.500%	04/01/21	20,000	22,050
McDonald's Corp. MTN
5.350%(b)	03/01/18	40,000	45,493
Michaels Stores, Inc.
7.750%	11/01/18	20,000	21,700
News America, Inc.
6.650%(b)	11/15/37	10,000	11,673
Service Corp. International
7.500%(b)	04/01/27	30,000	31,650
Telefonica Emisiones SAU
6.221%(b)	07/03/17	20,000	22,546
Time Warner Cable, Inc.
5.500%	09/01/41	10,000	8,286
5.875%	11/15/40	40,000	34,602
6.750%	06/15/39	30,000	28,251
8.250%	04/01/19	150,000	175,726
Time Warner, Inc.
7.700%(b)	05/01/32	90,000	115,557
Viacom, Inc.
4.250%(b)	09/01/23	90,000	89,813
			1,645,131
Consumer Staples — 2.0%
Altria Group, Inc.
2.850%(b)	08/09/22	100,000	92,072
4.750%	05/05/21	110,000	118,048
5.375%	01/31/44	40,000	40,166
9.250%	08/06/19	140,000	184,423
CVS Caremark Corp.
2.750%(b)	12/01/22	230,000	212,284
Kraft Foods Group, Inc.
3.500%(b)	06/06/22	80,000	77,968
5.375%	02/10/20	60,000	67,692
Molson Coors Brewing Co.
3.500%(b)	05/01/22	10,000	9,818
Mondelez International, Inc.
5.375%(b)	02/10/20	110,000	124,233
PepsiCo, Inc.
0.700%	08/13/15	120,000	120,127
7.900%	11/01/18	41,000	51,302
Philip Morris International, Inc.
2.500%(b)	08/22/22	50,000	45,578
2.900%	11/15/21	120,000	114,558
4.500%	03/20/42	60,000	56,045
Reynolds American, Inc.
3.250%(b)	11/01/22	40,000	36,869
6.750%	06/15/17	70,000	80,126
			1,431,309
Energy — 5.0%
Access Midstream Partners
4.875%	05/15/23	40,000	38,600
5.875%	04/15/21	30,000	31,950
Anadarko Finance Co.
7.500%	05/01/31	100,000	121,581

See Notes to Financial Statements.

24

Income Fund Schedule of Investments - (Continued) December 31, 2013

	Maturity Date	Par	Value
Energy — (continued)
Apache Corp.
3.250%(b)	04/15/22	$31,000	$30,543
Arch Coal, Inc.
7.000%(b)	06/15/19	20,000	15,900
Atwood Oceanics, Inc.
6.500%	02/01/20	30,000	32,025
Baker Hughes, Inc.
7.500%(b)	11/15/18	160,000	197,130
Chesapeake Energy Corp.
6.875%	11/15/20	90,000	101,700
Concho Resources, Inc.
5.500%	10/01/22	30,000	30,975
6.500%(b)	01/15/22	44,000	47,630
ConocoPhillips
5.900%	05/15/38	60,000	70,426
CONSOL Energy, Inc.
8.250%	04/01/20	95,000	102,837
Continental Resources, Inc.
4.500%(b)	04/15/23	30,000	30,413
5.000%(b)	09/15/22	110,000	114,263
Denbury Resources, Inc.
4.625%(b)	07/15/23	220,000	198,550
Devon Energy Corp.
5.600%	07/15/41	110,000	114,631
Devon Financing Corp. LLC
7.875%	09/30/31	30,000	38,586
Energy Transfer Equity
7.500%	10/15/20	30,000	33,675
Enterprise Products Operating LLC
6.500%	01/31/19	200,000	234,610
Hess Corp.
7.875%	10/01/29	60,000	76,463
8.125%	02/15/19	70,000	86,948
Kerr-McGee Corp.
6.950%	07/01/24	70,000	81,316
7.875%	09/15/31	135,000	168,931
Key Energy Services, Inc.
6.750%(b)	03/01/21	110,000	112,750
MarkWest Energy Partners
4.500%(b)	07/15/23	10,000	9,375
5.500%(b)	02/15/23	10,000	10,075
6.250%	06/15/22	12,000	12,690
6.500%(b)	08/15/21	26,000	27,950
Noble Energy, Inc.
4.150%	12/15/21	170,000	174,802
Occidental Petroleum Corp.
2.700%(b)	02/15/23	70,000	64,083
3.125%(b)	02/15/22	80,000	77,918
Peabody Energy Corp.
6.250%	11/15/21	30,000	30,300
6.500%(b)	09/15/20	50,000	52,625
Pemex Project Funding Master Trust
6.625%	06/15/35	207,000	217,868
Penn Virginia Resource Partners
8.375%(b)	06/01/20	72,000	79,380

	Maturity Date	Par	Value
Energy — (continued)
Plains Exploration & Production Co.
6.125%(b)	06/15/19	$150,000	$164,054
QEP Resources, Inc.
5.250%(b)	05/01/23	20,000	18,750
6.875%(b)	03/01/21	10,000	10,725
Range Resources Corp.
5.750%(b)	06/01/21	30,000	31,800
6.750%(b)	08/01/20	60,000	64,950
Regency Energy Partners
6.500%	07/15/21	95,000	100,700
Transocean, Inc.
5.050%(b)	12/15/16	40,000	44,187
6.375%(b)	12/15/21	30,000	33,711
Williams Cos., Inc.
7.500%	01/15/31	167,000	176,513
7.750%	06/15/31	25,000	26,806
Williams Partners
5.250%(b)	03/15/20	40,000	43,739
			3,585,434
Financials — 10.2%
American Express Co.
6.800%(a)	09/01/66	85,000	90,567
American Express Credit Corp. MTN
5.125%	08/25/14	180,000	185,481
American International Group, Inc.
5.850%	01/16/18	40,000	45,882
6.250%	03/15/37	100,000	100,000
Bank of America Corp. MTN
2.600%	01/15/19	120,000	120,530
3.300%	01/11/23	230,000	217,641
3.875%	03/22/17	30,000	32,019
5.000%(b)	05/13/21	40,000	43,711
5.650%	05/01/18	120,000	136,592
5.750%	12/01/17	10,000	11,381
7.625%(b)	06/01/19	210,000	260,469
Berkshire Hathaway, Inc.
3.200%	02/11/15	60,000	61,842
BNP Paribas SA MTN
2.375%(b)	09/14/17	60,000	61,258
Boeing Capital Corp.
4.700%(b)	10/27/19	70,000	78,544
CIT Group, Inc.
5.000%(b)	08/01/23	70,000	67,375
Citigroup, Inc.
5.000%	09/15/14	5,000	5,142
5.350%(a) (b)	05/29/49	50,000	44,000
5.500%	10/15/14	5,000	5,186
5.500%	09/13/25	80,000	84,259
5.900%(a)	12/29/49	30,000	27,825
5.950%(a) (b)	12/29/49	40,000	37,014
6.010%	01/15/15	68,000	71,607
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA
3.375%	01/19/17	80,000	84,231

See Notes to Financial Statements.

25

Income Fund Schedule of Investments - (Continued) December 31, 2013

	Maturity Date	Par	Value
Financials — (continued)
Countrywide Financial Corp.
6.250%(b)	05/15/16	$50,000	$55,175
Ford Motor Credit Co. LLC
8.125%	01/15/20	180,000	225,081
General Electric Capital Corp. MTN
1.625%	07/02/15	40,000	40,650
5.625%(b)	05/01/18	210,000	241,157
6.375%(a)	11/15/67	320,000	347,200
6.875%(b)	01/10/39	310,000	398,535
Goldman Sachs Capital II
4.000%(a)	06/01/43	20,000	14,060
Goldman Sachs Group, Inc. MTN
2.375%(b)	01/22/18	20,000	20,076
5.375%	03/15/20	150,000	166,819
5.750%	01/24/22	180,000	202,624
6.000%	05/01/14	20,000	20,357
6.000%	06/15/20	10,000	11,466
6.250%	02/01/41	220,000	253,528
6.750%	10/01/37	10,000	11,126
ING US, Inc.
2.900%	02/15/18	20,000	20,456
John Deere Capital Corp. MTN
1.700%(b)	01/15/20	20,000	18,834
2.250%(b)	04/17/19	40,000	39,915
JPMorgan Chase & Co.
1.100%	10/15/15	190,000	190,725
3.375%(b)	05/01/23	130,000	121,160
4.400%	07/22/20	90,000	96,746
5.125%(b)	09/15/14	545,000	561,499
5.150%	10/01/15	200,000	213,760
MetLife, Inc.
4.750%(b)	02/08/21	80,000	86,465
5.875%	02/06/41	160,000	178,728
6.400%(b)	12/15/36	10,000	10,275
Morgan Stanley MTN
0.696%(a)	10/18/16	40,000	39,671
4.750%	03/22/17	20,000	21,826
6.625%	04/01/18	100,000	117,009
Nationstar Mortgage LLC
6.500%	07/01/21	20,000	19,050
Royal Bank of Scotland Group PLC
2.550%	09/18/15	30,000	30,683
4.700%	07/03/18	10,000	10,160
6.100%(b)	06/10/23	60,000	60,486
SLM Corp. MTN
3.875%	09/10/15	130,000	134,387
5.000%(b)	04/15/15	10,000	10,462
SunTrust Preferred Capital I
4.000%(a)	12/31/49	11,000	8,209
Toyota Motor Credit Corp. MTN
1.250%(b)	10/05/17	130,000	127,618
Wachovia Capital Trust III
5.570%(a)	12/31/49	350,000	320,250

	Maturity Date	Par	Value
Financials — (continued)
Wells Fargo & Co.
1.500%(b)	01/16/18	$50,000	$49,677
2.100%(b)	05/08/17	40,000	40,746
3.450%(b)	02/13/23	60,000	56,726
3.676%(d)	06/15/16	50,000	53,237
4.480%(c)	01/16/24	673,000	669,932
5.375%(b)	11/02/43	50,000	51,200
Wells Fargo Capital X
5.950%	12/15/36	70,000	68,705
			7,309,007
Health Care — 2.7%
AbbVie, Inc.
1.750%	11/06/17	140,000	139,760
2.900%	11/06/22	90,000	84,119
Anheuser-Busch InBev Worldwide, Inc.
2.500%	07/15/22	120,000	110,996
Catholic Health Initiatives
4.350%	11/01/42	10,000	8,675
Express Scripts Holding Co.
3.500%	11/15/16	280,000	296,021
Fresenius Medical Care US Finance, Inc.
6.875%(b)	07/15/17	145,000	164,575
GlaxoSmithKline Capital PLC
2.850%	05/08/22	90,000	84,883
Hawk Acquisition Sub, Inc.
4.250%(b) (c)	10/15/20	50,000	48,375
HCA, Inc.
5.875%	03/15/22	50,000	51,625
7.500%	11/15/95	20,000	17,300
7.690%	06/15/25	30,000	31,350
Humana, Inc.
3.150%	12/01/22	20,000	18,514
7.200%	06/15/18	100,000	118,305
Mallinckrodt International Finance SA
3.500%(c)	04/15/18	10,000	9,810
4.750%(c)	04/15/23	40,000	36,918
Medtronic, Inc.
3.125%(b)	03/15/22	10,000	9,716
4.450%	03/15/20	60,000	65,755
Tenet Healthcare Corp.
9.250%	02/01/15	71,000	76,503
Thermo Fisher Scientific, Inc.
3.600%(b)	08/15/21	40,000	39,642
UnitedHealth Group, Inc.
3.375%(b)	11/15/21	40,000	39,506
3.875%	10/15/20	30,000	31,625
5.700%	10/15/40	60,000	65,735
6.000%	02/15/18	10,000	11,553
WellPoint, Inc.
1.250%(b)	09/10/15	30,000	30,209
3.125%	05/15/22	30,000	28,136
3.700%(b)	08/15/21	150,000	149,446
5.875%	06/15/17	20,000	22,558
Wyeth
5.950%	04/01/37	110,000	127,512

See Notes to Financial Statements.

26

Income Fund Schedule of Investments - (Continued) December 31, 2013

	Maturity Date	Par	Value
Health Care — (continued)
Zoetis, Inc.
3.250%(b)	02/01/23	$20,000	$18,713
			1,937,835
Industrials — 1.2%
Boeing Co.
6.000%	03/15/19	60,000	70,671
Continental Airlines 1998-1 Class A Pass-Through Trust
6.648%	09/15/17	47,390	49,816
Delta Air Lines, Inc.
6.821%	08/10/22	228,735	257,899
Eaton Corp.
1.500%	11/02/17	50,000	49,016
2.750%	11/02/22	170,000	159,663
4.150%	11/02/42	50,000	44,927
General Electric Co.
0.850%	10/09/15	50,000	50,234
United Airlines, Inc.
9.750%	01/15/17	26,355	30,308
United Technologies Corp.
4.500%	06/01/42	60,000	58,265
Waste Management, Inc.
4.600%(b)	03/01/21	20,000	21,309
7.375%	05/15/29	20,000	24,336
			816,444
Information Technology — 0.2%
Oracle Corp.
1.200%	10/15/17	120,000	118,087

Materials — 1.9%
ArcelorMittal
5.000%(b)	02/25/17	30,000	32,175
Ball Corp.
4.000%	11/15/23	20,000	17,900
5.000%	03/15/22	160,000	158,400
Barrick Corp.
3.850%	04/01/22	30,000	27,019
4.100%(b)	05/01/23	120,000	108,467
Barrick North America Finance LLC
4.400%(b)	05/30/21	170,000	163,684
Celulosa Arauco y Constitucion SA
4.750%	01/11/22	60,000	58,454
Cliffs Natural Resources, Inc.
3.950%(b)	01/15/18	120,000	121,175
4.800%(b)	10/01/20	30,000	29,818
4.875%(b)	04/01/21	10,000	9,725
Eagle Spinco, Inc.
4.625%(c)	02/15/21	50,000	49,000
Ecolab, Inc.
4.350%	12/08/21	30,000	31,108
Freeport-McMoRan Copper & Gold, Inc.
2.375%	03/15/18	20,000	19,951
3.100%	03/15/20	60,000	58,292
Plains Exploration & Production Co.
6.500%	11/15/20	10,000	11,044

	Maturity Date	Par	Value
Materials — (continued)
6.875%	02/15/23	$10,000	$11,150
PPG Industries, Inc.
6.650%(b)	03/15/18	30,000	34,691
Rio Tinto Finance USA, Ltd.
2.250%	12/14/18	10,000	9,951
Rock Tenn Co.
3.500%	03/01/20	40,000	39,343
4.000%	03/01/23	20,000	19,102
Southern Copper Corp.
5.250%	11/08/42	180,000	145,976
Steel Dynamics, Inc.
7.625%	03/15/20	10,000	10,850
Vale Overseas, Ltd.
4.375%(b)	01/11/22	216,000	209,864
			1,377,139
Telecommunication Services — 2.0%
AT&T, Inc.
2.500%	08/15/15	50,000	51,335
3.875%	08/15/21	30,000	30,393
4.350%	06/15/45	112,000	94,818
5.500%	02/01/18	20,000	22,513
Qwest Corp.
6.875%(b)	09/15/33	20,000	19,200
Sprint Capital Corp.
6.875%	11/15/28	20,000	18,850
Sprint Corp.
7.875%(c)	09/15/23	160,000	172,000
tw telecom holdings inc
5.375%(b)	10/01/22	30,000	29,475
Verizon Communications, Inc.
2.450%	11/01/22	40,000	35,410
4.500%	09/15/20	130,000	139,173
5.150%	09/15/23	380,000	408,003
5.500%(b)	02/15/18	90,000	101,678
6.350%	04/01/19	40,000	47,016
6.400%	09/15/33	220,000	253,027
6.550%	09/15/43	30,000	35,099
			1,457,990
Utilities — 2.3%
AES Corp. (The)
8.000%	06/01/20	180,000	210,600
Energy Future Intermediate Holding Co. LLC
10.000%(b)	12/01/20	122,000	129,625
Exelon Corp.
5.625%(b)	06/15/35	160,000	158,620
FirstEnergy Corp.
2.750%	03/15/18	30,000	29,477
4.250%	03/15/23	120,000	111,858
7.375%	11/15/31	280,000	304,244
Hydro-Quebec
1.375%(b)	06/19/17	440,000	441,492
MidAmerican Energy Holdings Co.
6.500%	09/15/37	20,000	23,231

See Notes to Financial Statements.

27

Income Fund Schedule of Investments - (Continued) December 31, 2013

	Maturity Date	Par	Value
Utilities — (continued)
Pacific Gas & Electric Co.
6.050%	03/01/34	$60,000	$68,729
8.250%(b)	10/15/18	40,000	50,027
Southern Natural Gas Co. LLC
5.900%(b) (c)	04/01/17	30,000	33,620
8.000%	03/01/32	75,000	95,901
			1,657,424
Total Corporate Bonds
(Cost $20,470,186)			21,335,800

FOREIGN BONDS — 7.2% (e)
Australia — 0.8%
BHP Billiton Finance USA, Ltd.
6.500%	04/01/19	190,000	227,790
5.000%	09/30/43	60,000	61,004
3.250%(b)	11/21/21	20,000	19,881
Rio Tinto Finance USA, Ltd.
9.000%	05/01/19	180,000	235,012
6.500%(b)	07/15/18	20,000	23,610
3.750%(b)	09/20/21	20,000	20,192
			587,489
Belgium — 0.2%
Anheuser-Busch InBev Worldwide, Inc.
5.375%	01/15/20	100,000	114,766

Brazil — 0.9%
Petrobras International Finance Co.
6.125%(b)	10/06/16	90,000	97,476
5.750%(b)	01/20/20	10,000	10,289
5.375%	01/27/21	320,000	317,564
3.875%	01/27/16	50,000	51,473
Vale Overseas, Ltd.
6.875%	11/21/36	185,000	191,059
			667,861
Canada — 2.3%
Province of British Columbia
2.000%(b)	10/23/22	200,000	179,520
Province of New Brunswick Canada
2.750%(b)	06/15/18	250,000	258,588
Province of Ontario Canada
4.400%	04/14/20	270,000	296,244
1.200%	02/14/18	320,000	313,824
1.100%	10/25/17	380,000	375,706
Province of Quebec Canada
2.625%	02/13/23	240,000	220,451
Rogers Communications, Inc.
6.750%	03/15/15	10,000	10,712
6.375%	03/01/14	10,000	10,096
			1,665,141
France — 0.1%
Cie Generale de Geophysique-Veritas
7.750%	05/15/17	100,000	103,000

	Maturity Date	Par	Value
Hungary — 0.1%
Hungary Government International Bond
5.750%	11/22/23	$104,000	$104,520

Mexico — 0.5%
America Movil SAB de CV
5.625%	11/15/17	80,000	90,113
5.000%	03/30/20	100,000	108,307
Petroleos Mexicanos
3.500%(b)	01/30/23	196,000	179,585
			378,005
Netherlands — 0.3%
Shell International Finance BV
4.375%	03/25/20	180,000	197,324

Russia — 0.2%
Russian Foreign Bond - Eurobond
7.500%	03/31/30	98,670	114,970

South Africa — 0.3%
South Africa Government International Bond
5.875%	09/16/25	200,000	208,000

Spain — 0.4%
BBVA US Senior SAU
3.250%	05/16/14	200,000	201,606
Telefonica Emisiones SAU
5.877%	07/15/19	60,000	66,906
			268,512
Switzerland — 0.4%
UBS AG MTN
2.250%	01/28/14	250,000	250,322

United Kingdom — 0.6%
BP Capital Markets PLC
3.875%(b)	03/10/15	90,000	93,627
Diageo Capital PLC
4.828%(b)	07/15/20	310,000	343,279
Royal Bank of Scotland Group PLC
7.648%(a)	08/31/49	10,000	10,450
5.000%	10/01/14	20,000	20,439
			467,795
Total Foreign Bonds
(Cost $5,056,531)			5,127,705

MUNICIPAL BONDS — 1.1%
Arizona State University, Ser A, RB
5.000%	07/01/43	10,000	10,278
City of New York New York, Ser J, GO
5.000%	08/01/25	10,000	11,177
City of Richmond Virginia, Ser A, GO
5.000%	03/01/27	10,000	11,258
5.000%	03/01/28	10,000	11,158
5.000%	03/01/29	10,000	11,067

See Notes to Financial Statements.

28

Income Fund Schedule of Investments - (Continued) December 31, 2013

	Maturity Date	Par	Value
MUNICIPAL BONDS — (continued)
City of San Antonio Texas Public Service Board, RB
5.000%	02/01/43	$30,000	$30,524
New Jersey Economic Development Authority, RB
5.000%	06/15/46	10,000	10,280
New Jersey State Turnpike Authority, Ser A, RB
5.000%	01/01/43	20,000	20,304
New Jersey Transportation Trust Fund Authority, Ser A, RB
5.000%	06/15/42	30,000	30,208
New Jersey Transportation Trust Fund Authority, Ser AA, RB
5.000%	06/15/38	20,000	20,261
New York City Transitional Finance Authority, Sub-Ser, RB
5.000%	11/01/42	20,000	20,722
New York City Water & Sewer System, Ser BB, RB
5.000%	06/15/47	10,000	10,188
New York City Water & Sewer System, Ser EE, RB
5.000%	06/15/47	10,000	10,196
New York Liberty Development Corp., RB
5.000%	12/15/41	20,000	20,288
New York State Dormitory Authority, Ser A, RB
5.000%	12/15/26	10,000	11,094
5.000%	12/15/27	30,000	32,969
New York State Urban Development Corp., Ser C, RB
5.000%	03/15/27	50,000	55,064
Northeast Ohio Regional Sewer District, RB
5.000%	11/15/43	20,000	20,679
Northstar Education Finance, Inc., RB(a)
1.668%	01/29/46	150,000	137,545
Ohio State Turnpike Commission, RB
5.000%	02/15/48	50,000	49,193
Ohio State Turnpike Commission, Ser A, RB
5.000%	02/15/48	20,000	20,218
Pennsylvania Turnpike Commission, Ser C, RB
5.000%	12/01/43	20,000	19,938
Private Colleges & Universities Authority, Ser A, RB
5.000%	10/01/43	20,000	20,876
State of California, GO
5.000%	09/01/25	30,000	33,323
5.000%	04/01/42	30,000	30,321
5.000%	11/01/43	25,000	25,289
State of California, Ser B, GO
5.000%	09/01/23	40,000	45,906

	Maturity Date	Par	Value
MUNICIPAL BONDS — (continued)
State of Connecticut, Ser C, GO
5.000%	07/15/24	$10,000	$11,398
Utah Transit Authority, RB
5.000%	06/15/42	40,000	40,026

Total Municipal Bonds
(Cost $763,789)			781,748

		Shares
PREFERRED STOCK — 0.6%
GMAC Capital Trust I, 8.125%(a)		15,499	414,443

Total Preferred Stock
(Cost $384,375)			414,443

U.S. GOVERNMENT & AGENCY OBLIGATIONS — 8.6%
FHLB
5.500%	07/15/36	$170,000	196,662
FHLMC
0.093%(f)	04/28/14	1,000,000	999,807
0.120%(f)	05/27/14	700,000	699,803
FNMA
0.120%(f)	06/04/14	1,300,000	1,299,558
0.130%(f)	06/11/14	1,400,000	1,399,510
4.687%(f)	10/09/19	670,000	569,694
6.250%	05/15/29	180,000	225,655
6.625%	11/15/30	540,000	702,421
Tennessee Valley Authority
5.250%	09/15/39	100,000	106,732

Total U.S. Government & Agency Obligations
(Cost $6,121,499)			6,199,842

U.S. TREASURY OBLIGATIONS — 12.3%
U.S. Treasury Bond
3.750%	11/15/43	840,000	811,912
3.625%(b)	08/15/43	550,000	519,392
2.875%	05/15/43	2,002,000	1,622,559
2.750%(b)	08/15/42	1,540,000	1,220,210
U.S. Treasury Inflation-Protected Security
0.750%(g)	02/15/42	423,764	340,666
0.375%(g)	07/15/23	752,670	725,915
U.S. Treasury Note
3.625%	08/15/19	490,000	533,908
2.750%(b)	11/15/23	1,600,000	1,565,250
2.000%	09/30/20	50,000	48,875
1.375%	09/30/18	650,000	642,078
1.375%	06/30/18	710,000	704,620
1.250%(b)	11/30/18	80,000	78,287
0.250%	10/31/15	10,000	9,986

Total U.S. Treasury Obligations
(Cost $9,408,487)			8,823,658

See Notes to Financial Statements.

29

Income Fund Schedule of Investments - (Continued) December 31, 2013

	Maturity Date	Shares	Value
ESCROW SECURITIES — 0.0%
Financials — 0.0%
Lehman Brothers Holdings Capital Trust VII MTN
5.857%(h)	11/29/49	200,000	$—
Lehman Brothers Holdings, Inc. MTN
6.500%(h)	07/19/17	160,000	—
6.750%(h)	12/28/17	340,000	—
			—
Total Escrow Securities
(Cost $—)			—

SHORT-TERM INVESTMENTS(i) — 23.1%
Northern Trust Institutional Government Select Portfolio, 0.010%		9,416,203	9,416,203
Northern Trust Institutional Liquid Asset Portfolio, 0.010%(j)		7,148,953	7,148,953

Total Short-Term Investments
(Cost $16,565,156)			16,565,156

Total Investments — 126.0%
(Cost $90,081,834)			90,310,244

Other Assets & Liabilities, Net — (26.0)%			(18,620,648)

NET ASSETS — 100.0%			$71,689,596

		Par
TBA SALES COMMITMENTS — (1.0)%
COLLATERALIZED MORTGAGE OBLIGATIONS — (1.0)%
FNMA TBA
3.500%	01/01/41	$(700,000)	(695,352)

Total TBA Sales Commitments
(Proceeds $698,000)			$(695,352)

(a)	Variable Rate Security - The rate reported on the Schedule of Investments is the rate in effect as of December 31, 2013. The date reported on the Schedule of Investments is the final maturity date.
(b)	This security or a partial position of this security is on loan at December 31, 2013. The total value of securities on loan at December 31, 2013 was $6,993,816.
(c)
Securities sold within terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other “qualified institutional buyers.” These securities have been determined to be liquid under guidelines established by the Board of Trustees.

(d)	Step Bonds - The rate reflected on the Schedule of Investments is the effective yield on December 31, 2013. The coupon on a step bond changes on a specified date.
(e)	Foreign security denominated in U.S. currency.
(f)	Zero coupon security. The rate reported on the Schedule of Investments is the effective yield at time of purchase.
(g)	Inflation protected security. Principal amounts periodically adjusted for inflation.
(h)	Security in default on interest payments.
(i)	Rate shown is the 7-day effective yield as of December 31, 2013.
(j)
This security was purchased with cash collateral held from securities on loan. The total value of such securities as of December 31, 2013 was $7,148,953. Securities on loan are also collateralized by various U.S. Treasury obligations in the amount of $738.

FHLB — Federal Home Loan Bank
FHLMC — Federal Home Loan Mortgage Corporation
FNMA — Federal National Mortgage Association
GNMA — Government National Mortgage Association
GO — General Obligation
IO — Interest Only - face amount represents notional amount
LLC — Limited Liability Company
Ltd. — Limited
MTN — Medium Term Note
PLC — Public Limited Company
RB — Revenue Bond
Ser — Series
TBA — To Be Announced

Amounts designated as “—” are $0 or have been rounded to $0.

See Notes to Financial Statements.

30

Income Fund Schedule of Investments - (Continued) December 31, 2013

The following is a summary of the inputs used as of December 31, 2013 in valuing the Fund’s investments carried at value:

Investments in Securities	Level 1	Level 2	Level 3		Total
Asset-Backed Securities	$—	$2,443,822	$—		$2,443,822
Collateralized Mortgage Obligations	—	28,618,070	—		28,618,070
Corporate Bonds	—	21,335,800	—		21,335,800
Foreign Bonds	—	5,127,705	—		5,127,705
Municipal Bonds	—	781,748	—		781,748
Preferred Stock	414,443	—	—		414,443
U.S. Government & Agency Obligations	—	6,199,842	—		6,199,842
U.S. Treasury Obligations	—	8,823,658	—		8,823,658
Escrow Securities	—	—	—	^	—	^
Short-Term Investments	16,565,156	—	—		16,565,156
Total Investments in Securities	$16,979,599	$73,330,645	$—		$90,310,244

TBA Sales Commitments	Level 1	Level 2	Level 3		Total
Collateralized Mortgage Obligations	$—	$(695,352)	$—		$(695,352)

^
As of December 31, 2013 all of the Fund’s investments were considered Level 1 or Level 2, except for Lehman Brothers Holdings Capital Trust VII MTN and Lehman Brothers Holdings, Inc. MTN, which were considered Level 3 when converted to escrow shares on March 21, 2012 and were valued at $0, and the value has remained $0 throughout the year ended December 31, 2013.

For the year ended December 31, 2013, there have been no transfers between Level 1 and Level 2 assets and liabilities.

For the year ended December 31, 2013, there have been no transfers between Level 2 and Level 3 assets and liabilities.

See Notes to Financial Statements.

31

Small Cap Fund Schedule of Investments December 31, 2013

Shares		Value
INVESTMENTS IN UNDERLYING FUNDS — 67.3%
563,932	Wilshire Small Company Growth Portfolio*	$14,741,195
624,973	Wilshire Small Company Value Portfolio*	15,368,088

Total Investments in Underlying Funds
(Cost $25,983,062)		30,109,283

COMMON STOCK — 32.2%
Consumer Discretionary — 5.6%
538	American Axle & Manufacturing Holdings, Inc.†(a)	11,002
166	America's Car-Mart, Inc.†(a)	7,010
180	ANN, Inc.†	6,581
4,373	Asbury Automotive Group, Inc.†(a)	235,005
120	Ascent Capital Group, Inc., Class A†	10,267
888	Bassett Furniture Industries, Inc.	13,569
443	Bob Evans Farms, Inc.	22,411
379	Bon-Ton Stores, Inc. (The)(a)	6,170
180	Brown Shoe Co., Inc.(a)	5,065
240	Brunswick Corp.(a)	11,055
160	Children's Place Retail Stores, Inc. (The)†(a)	9,115
280	Citi Trends, Inc.†	4,760
80	Core-Mark Holding Co., Inc.(a)	6,074
1,585	Dana Holding Corp.(a)	31,098
2,680	Deckers Outdoor Corp.†(a)	226,353
2,270	Denny's Corp.†(a)	16,321
68	DineEquity, Inc.	5,681
1,352	Dorman Products, Inc.†(a)	75,807
5,670	Express, Inc.†(a)	105,859
320	Federal-Mogul Corp.†	6,297
581	Flexsteel Industries, Inc.(a)	17,854
438	FTD , Inc.†	14,270
665	G-III Apparel Group, Ltd.†(a)	49,070
220	Gray Television, Inc.†	3,274
2,223	Group 1 Automotive, Inc.(a)	157,878
1,927	Harte-Hanks, Inc.(a)	15,069
260	Hillenbrand, Inc.	7,649
634	Iconix Brand Group, Inc.†(a)	25,170
870	Isle of Capri Casinos, Inc.†(a)	7,830
250	Jack in the Box, Inc.†(a)	12,505
582	JAKKS Pacific, Inc.	3,917
120	Johnson Outdoors, Inc., Class A	3,234
470	Jones Group, Inc. (The)(a)	7,031
2,048	Journal Communications, Inc., Class A†(a)	19,067
8,460	Krispy Kreme Doughnuts, Inc.†(a)	163,194
310	La-Z-Boy, Inc., Class Z(a)	9,610
810	LeapFrog Enterprises, Inc., Class A†(a)	6,431
859	Libbey, Inc.†(a)	18,039
519	Lifetime Brands, Inc.	8,164
115	Lithia Motors, Inc., Class A	7,983
714	Live Nation Entertainment, Inc.†	14,109
1,207	Marcus Corp.(a)	16,222
273	Marriott Vacations Worldwide Corp.†	14,404
370	Matthews International Corp., Class A(a)	15,766
1,987	MDC Partners, Inc., Class A(a)	50,688
190	Meredith Corp.	9,842
1,297	Meritage Homes Corp.†(a)	62,243
440	Modine Manufacturing Co.†	5,641

Shares		Value
Consumer Discretionary — (continued)
2,238	Morgans Hotel Group Co.†	$18,195
750	National CineMedia, Inc.	14,970
1,648	New York Times Co. (The), Class A(a)	26,154
1,730	Orient-Express Hotels, Ltd., Class A†	26,140
403	Penske Automotive Group, Inc.(a)	19,006
5,876	Pier 1 Imports, Inc.(a)	135,618
614	Pinnacle Entertainment, Inc.†(a)	15,958
1,785	Reading International, Inc., Class A†(a)	13,370
2,585	Red Robin Gourmet Burgers, Inc.†(a)	190,101
952	Regis Corp.(a)	13,813
251	Rent-A-Center, Inc., Class A(a)	8,368
240	Ruby Tuesday, Inc.†(a)	1,663
842	Scholastic Corp.	28,636
2,788	Scientific Games Corp., Class A†	47,201
290	Shiloh Industries, Inc.†	5,655
373	Skechers U.S.A., Inc., Class A†	12,357
708	Sonic Automotive, Inc., Class A(a)	17,332
7,830	Sonic Corp.†(a)	158,088
150	Sotheby's	7,980
1,123	Spartan Motors, Inc.(a)	7,524
3,715	Steven Madden, Ltd.†(a)	135,932
120	Tenneco, Inc.†	6,788
174	Unifi, Inc.†	4,740
365	Valassis Communications, Inc.	12,501
360	Wolverine World Wide, Inc.(a)	12,226
		2,501,970
Consumer Staples — 1.5%
2,240	Alliance One International, Inc.†(a)	6,832
152	Andersons, Inc. (The)(a)	13,554
1,732	Annie's, Inc.†(a)	74,545
250	Boulder Brands, Inc.†(a)	3,965
70	Casey's General Stores, Inc.(a)	4,917
713	Chiquita Brands International, Inc.†(a)	8,342
186	Coca-Cola Bottling Co. Consolidated	13,613
630	Darling International, Inc.†(a)	13,155
634	Fresh Del Monte Produce, Inc.(a)	17,942
2,129	Harbinger Group, Inc.†(a)	25,229
577	Ingles Markets, Inc., Class A(a)	15,637
3,096	Inter Parfums, Inc.(a)	110,868
338	John B. Sanfilippo & Son, Inc.	8,342
966	Omega Protein Corp.†(a)	11,872
2,084	Pantry, Inc. (The)†(a)	34,969
210	Post Holdings, Inc.†(a)	10,347
663	Revlon, Inc., Class A†	16,548
5,500	Rite Aid Corp.†(a)	27,830
233	Seneca Foods Corp., Class A†(a)	7,430
1,513	Spartan Stores, Inc.	36,736
210	Spectrum Brands Holdings, Inc.(a)	14,815
193	Susser Holdings Corp.†(a)	12,640
2,348	TreeHouse Foods, Inc.†	161,824
271	Universal Corp.(a)	14,797
		666,749
Energy — 1.6%
2,870	Alpha Natural Resources, Inc.†(a)	20,492
440	Bristow Group, Inc.(a)	33,026
820	Callon Petroleum Co.†(a)	5,355
90	Clayton Williams Energy, Inc.†(a)	7,375
330	Comstock Resources, Inc.	6,036
270	Delek US Holdings, Inc.(a)	9,291
360	Energy XXI Bermuda, Ltd.(a)	9,742

See Notes to Financial Statements.

32

Small Cap Fund Schedule of Investments - (Continued) December 31, 2013

Shares		Value
Energy — (continued)
409	Exterran Holdings, Inc.†(a)	$13,988
1,750	Forest Oil Corp.†(a)	6,317
2,790	Global Geophysical Services, Inc.†	4,492
2,220	Gulfport Energy Corp.†	140,193
288	Helix Energy Solutions Group, Inc.†	6,676
286	LinnCo LLC	8,799
6,150	Matador Resources Co.†(a)	114,636
9,140	Pacific Drilling†	104,745
2,600	PDC Energy, Inc.†(a)	138,372
1,610	PetroQuest Energy, Inc.†(a)	6,955
380	Stone Energy Corp.†(a)	13,144
3,930	Vaalco Energy, Inc.†(a)	27,078
1,091	Westmoreland Coal Co.†(a)	21,045
		697,757
Financials — 7.4%
503	Alexander & Baldwin, Inc.	20,990
386	American Capital Mortgage Investment Corp.(a) (b)	6,739
492	American Equity Investment Life Holding Co.(a)	12,979
245	Amerisafe, Inc.(a)	10,349
551	Argo Group International Holdings, Ltd.	25,616
1,909	ARMOUR Residential, Inc.(a) (b)	7,655
4,362	Astoria Financial Corp.	60,326
1,300	BancorpSouth, Inc.(a)	33,046
1,331	Bank Mutual Corp.(a)	9,330
99	Bank of Marin Bancorp	4,296
3,560	Bank of the Ozarks, Inc.(a)	201,460
3,277	Boston Private Financial Holdings, Inc.(a)	41,356
240	Calamos Asset Management, Inc., Class A(a)	2,842
1,726	Capstead Mortgage Corp.(a) (b)	20,850
701	Cathay General Bancorp	18,738
3,364	Cedar Realty Trust, Inc.(a) (b)	21,059
714	Centerstate Banks, Inc.	7,247
270	Central Pacific Financial Corp.	5,422
901	Chemical Financial Corp.(a)	28,535
203	City Holding Co.(a)	9,405
1,536	CNO Financial Group, Inc.	27,172
653	Community Bank System, Inc.(a)	25,911
4,400	Cowen Group, Inc., Class A†	17,204
310	CYS Investments, Inc.(a) (b)	2,297
2,350	DFC Global Corp.†(a)	26,908
800	DuPont Fabros Technology, Inc.(a) (b)	19,768
2,604	Dynex Capital, Inc.(a) (b)	20,832
472	Eagle Bancorp, Inc.†(a)	14,457
634	Employers Holdings, Inc.(a)	20,066
411	Enterprise Financial Services Corp.(a)	8,393
468	EPR Properties(a) (b)	23,007
1,204	Equity One, Inc.(a) (b)	27,018
1,117	EverBank Financial Corp.(a)	20,486
723	FBL Financial Group, Inc., Class A(a)	32,383
180	Federal Agricultural Mortgage Corp., Class C(a)	6,165
2,091	FelCor Lodging Trust, Inc.(a) (b)	17,062
1,611	First American Financial Corp.	45,430
310	First Bancorp	5,152
5,088	First Busey Corp.	29,510
119	First Citizens BancShares, Inc., Class A	26,493
4,708	First Commonwealth Financial Corp.(a)	41,525

Shares		Value
Financials — (continued)
752	First Financial Bancorp(a)	$13,107
472	First Financial Bankshares, Inc.(a)	31,303
954	First Industrial Realty Trust, Inc.(b)	16,647
1,064	FirstMerit Corp.(a)	23,653
1,130	Flagstar Bancorp, Inc.†	22,171
1,873	FNB Corp.(a)	23,637
383	Fox Chase Bancorp, Inc.	6,657
480	Franklin Financial Corp.†	9,494
651	Glacier Bancorp, Inc.	19,393
890	Global Indemnity PLC, Class A†(a)	22,517
533	Greenlight Capital Re, Ltd., Class A†	17,967
748	Hanmi Financial Corp.(a)	16,374
283	Heartland Financial USA, Inc.	8,148
5,584	Hilltop Holdings, Inc.†	129,158
2,710	Home BancShares, Inc.(a)	101,218
302	Horace Mann Educators Corp.	9,525
2,980	Iberiabank Corp.(a)	187,293
191	Infinity Property & Casualty Corp.	13,704
580	INTL FCStone, Inc.†(a)	10,753
278	Invesco Mortgage Capital, Inc.(b)	4,081
558	Investment Technology Group, Inc.†	11,472
2,554	iStar Financial, Inc.† (b)	36,446
365	Lakeland Financial Corp.(a)	14,235
612	Maiden Holdings, Ltd.(a)	6,689
2,389	MarketAxess Holdings, Inc.(a)	159,752
1,993	MB Financial, Inc.(a)	63,955
351	Mercantile Bank Corp.(a)	7,575
979	MFA Financial, Inc.(a) (b)	6,912
575	Montpelier Re Holdings, Ltd.(a)	16,733
372	MVC Capital, Inc.	5,022
4,564	National Penn Bancshares, Inc.(a)	51,710
87	National Western Life Insurance Co., Class A(a)	19,449
180	Navigators Group, Inc. (The)†(a)	11,369
482	NBT Bancorp, Inc.(a)	12,484
302	Nelnet, Inc., Class A	12,726
1,756	NorthStar Realty Finance Corp.(a) (b)	23,618
797	Old National Bancorp(a)	12,250
30	OmniAmerican Bancorp, Inc.†	641
329	One Liberty Properties, Inc.(a) (b)	6,623
375	Oppenheimer Holdings, Inc., Class A(a)	9,293
1,229	Pacific Continental Corp.(a)	19,590
819	PHH Corp.†(a)	19,943
228	Phoenix, Inc.†(a)	13,999
435	Pinnacle Financial Partners, Inc.(a)	14,151
319	Piper Jaffray Cos.†(a)	12,616
217	Platinum Underwriters Holdings, Ltd.(a)	13,298
670	Potlatch Corp.(b)	27,966
403	Primerica, Inc.	17,293
10,982	PrivateBancorp, Inc., Class A(a)	317,709
787	Provident Financial Services, Inc.	15,205
991	RAIT Financial Trust(b)	8,889
425	Republic Bancorp, Inc., Class A	10,429
193	RLI Corp.(a)	18,794
494	RLJ Lodging Trust(b)	12,014
550	Rockville Financial, Inc.(a)	7,816
210	Rouse Properties, Inc.(a) (b)	4,660
352	S&T Bancorp, Inc.(a)	8,909
1,280	Safeguard Scientifics, Inc.†(a)	25,715
419	Simmons First National Corp., Class A	15,566

See Notes to Financial Statements.

33

Small Cap Fund Schedule of Investments - (Continued) December 31, 2013

Shares		Value
Financials — (continued)
537	Sterling Financial Corp.	$18,301
714	Strategic Hotels & Resorts, Inc.† (b)	6,747
2,145	Susquehanna Bancshares, Inc.(a)	27,542
1,299	SVB Financial Group†(a)	136,213
240	Territorial Bancorp, Inc.(a)	5,568
3,289	Texas Capital Bancshares, Inc.†(a)	204,576
385	Trico Bancshares(a)	10,922
1,368	TrustCo Bank Corp.	9,822
665	Union First Market Bankshares Corp.(a)	16,499
281	United Fire Group, Inc.(a)	8,054
421	Walter Investment Management Corp.†(a)	14,887
2,214	Webster Financial Corp.(a)	69,032
1,031	Western Alliance Bancorp†	24,600
		3,318,558
Health Care — 4.2%
3,280	Air Methods Corp.†(a)	191,322
8,574	Akorn, Inc.†(a)	211,178
219	Almost Family, Inc.†	7,080
343	Amsurg Corp., Class A†	15,751
250	Analogic Corp.(a)	22,140
260	Auxilium Pharmaceuticals, Inc.†	5,392
3,315	Cantel Medical Corp.(a)	112,412
3,309	Centene Corp.†	195,066
371	CONMED Corp.(a)	15,767
464	Emeritus Corp.†	10,036
2,360	Enzon Pharmaceuticals, Inc.	2,738
410	Gentiva Health Services, Inc.†	5,088
792	HealthSouth Corp.(a)	26,389
3,440	ICON PLC†	139,010
499	Kindred Healthcare, Inc.(a)	9,850
1,589	Lannett Co., Inc.†(a)	52,596
719	Magellan Health Services, Inc.†	43,075
440	MedAssets, Inc.†	8,725
3,110	Medidata Solutions, Inc.†(a)	188,373
568	Molina Healthcare, Inc.†(a)	19,738
191	National Healthcare Corp.	10,297
250	Nektar Therapeutics†	2,837
2,050	Neogen Corp.†(a)	93,685
523	NuVasive, Inc.†(a)	16,909
148	Owens & Minor, Inc.(a)	5,411
3,360	PAREXEL International Corp.†	151,805
1,262	PDL BioPharma, Inc.(a)	10,651
1,029	PharMerica Corp.†(a)	22,124
4,649	Prestige Brands Holdings, Inc.†(a)	166,434
2,424	RTI Surgical, Inc.†(a)	8,581
720	Sciclone Pharmaceuticals, Inc.†	3,629
2,272	Select Medical Holdings Corp.(a)	26,378
2,337	Triple-S Management Corp., Class B†	45,431
1,464	Universal American Corp.(a)	10,687
274	ViroPharma, Inc.†	13,659
237	WellCare Health Plans, Inc.†	16,690
		1,886,934
Industrials — 5.1%
397	AAR Corp.(a)	11,120
3,660	ACCO Brands Corp.†(a)	24,595
1,450	Accuride Corp.†(a)	5,409
1,150	Actuant Corp., Class A(a)	42,136
3,830	Advisory Board Co. (The)†(a)	243,856

Shares		Value
Industrials — (continued)
1,500	Air Transport Services Group, Inc.†(a)	$12,135
252	Albany International Corp., Class A(a)	9,054
167	American Airlines Group, Inc.†(a)	4,217
71	American Science & Engineering, Inc.(a)	5,106
389	Ampco-Pittsburgh Corp.	7,566
1,286	ARC Document Solutions, Inc.†	10,571
545	Argan, Inc.(a)	15,020
320	Arkansas Best Corp.(a)	10,778
220	Atlas Air Worldwide Holdings, Inc.†(a)	9,053
340	Barnes Group, Inc.(a)	13,025
3,210	Beacon Roofing Supply, Inc.†(a)	129,299
1,395	Blount International, Inc.†	20,186
422	Brady Corp., Class A	13,052
1,715	Briggs & Stratton Corp.	37,318
1,220	Brink's Co. (The)(a)	41,651
2,659	Casella Waste Systems, Inc., Class A†(a)	15,422
3,260	CBIZ, Inc.†(a)	29,731
1,290	Chart Industries, Inc.†(a)	123,376
714	Comfort Systems USA, Inc.	13,845
40	Commercial Vehicle Group, Inc.†(a)	291
480	CRA International, Inc.†(a)	9,504
380	Cubic Corp.	20,011
1,190	Curtiss-Wright Corp.(a)	74,054
250	Ducommun, Inc.†	7,452
176	EMCOR Group, Inc.	7,469
502	Encore Wire Corp.(a)	27,208
3,690	EnerSys, Inc.(a)	258,632
1,805	Federal Signal Corp.†(a)	26,443
857	FTI Consulting, Inc.†(a)	35,257
600	Furmanite Corp.†(a)	6,372
820	GenCorp, Inc.†(a)	14,776
520	Generac Holdings, Inc.(a)	29,453
570	General Cable Corp.(a)	16,764
1,508	Great Lakes Dredge & Dock Corp.†(a)	13,874
10	Greenbrier Cos., Inc.†	328
1,574	Griffon Corp.(a)	20,793
2,253	Hawaiian Holdings, Inc.†(a)	21,696
8,780	Healthcare Services Group, Inc.(a)	249,089
125	HEICO Corp.(a)	7,244
253	Hyster-Yale Materials Handling, Inc.	23,569
65	International Shipholding Corp.	1,917
3,462	JetBlue Airways Corp.†(a)	29,600
640	Kelly Services, Inc., Class A(a)	15,962
600	Knoll, Inc.(a)	10,986
222	Layne Christensen Co.†	3,792
1,180	Lydall, Inc.†(a)	20,792
376	MasTec, Inc.†(a)	12,303
250	Matson, Inc.	6,528
2,350	Meritor, Inc.†(a)	24,511
1,316	Miller Industries, Inc.(a)	24,517
480	Mistras Group, Inc.†	10,022
284	Mueller Industries, Inc.(a)	17,895
10	NACCO Industries, Inc., Class A(a)	622
537	NN, Inc.	10,842
300	Nortek, Inc.†(a)	22,380
267	Patrick Industries, Inc.†(a)	7,724
1,950	Quality Distribution, Inc.†(a)	25,018
1,010	Republic Airways Holdings, Inc.†	10,797
673	Rexnord Corp.†	18,178

See Notes to Financial Statements.

34

Small Cap Fund Schedule of Investments - (Continued) December 31, 2013

Shares		Value
Industrials — (continued)
362	Rush Enterprises, Inc., Class A†(a)	$10,733
200	Steelcase, Inc., Class A(a)	3,172
406	TAL International Group, Inc.(a)	23,284
140	Teledyne Technologies, Inc.†	12,860
240	Tennant Co.(a)	16,274
1,210	Triumph Group, Inc.	92,045
778	Tutor Perini Corp.†	20,461
160	United Stationers, Inc.(a)	7,342
231	USG Corp.†(a)	6,556
1,430	UTi Worldwide, Inc.(a)	25,111
4,290	Wesco Aircraft Holdings, Inc.†(a)	94,037
		2,304,061
Information Technology — 5.7%
889	Acxiom Corp.†	32,875
80	Anixter International, Inc.	7,187
11,054	Applied Micro Circuits Corp.†(a)	147,903
7,310	Aruba Networks, Inc.†(a)	130,849
110	Badger Meter, Inc.	5,995
440	Belden, Inc.	30,998
570	Black Box Corp.(a)	16,986
460	Brightcove, Inc.†	6,504
167	CACI International, Inc., Class A†(a)	12,228
190	Cardtronics, Inc.†	8,255
5,380	Ceva, Inc.†(a)	81,884
140	Checkpoint Systems, Inc.†	2,208
411	Ciena Corp.†(a)	9,835
260	Cohu, Inc.(a)	2,730
382	Comtech Telecommunications Corp.(a)	12,041
430	Comverse, Inc.†	16,684
1,470	Convergys Corp.(a)	30,943
250	CTS Corp.(a)	4,978
810	Cypress Semiconductor Corp.	8,505
200	Diodes, Inc.†(a)	4,712
960	EarthLink Holdings Corp.(a)	4,867
5,300	Ellie Mae, Inc.†(a)	142,411
2,960	Envestnet, Inc.†(a)	119,288
610	Finisar Corp.†(a)	14,591
440	Global Cash Access Holdings, Inc.†(a)	4,396
790	iGATE Corp.†(a)	31,726
3,100	Imation Corp.†(a)	14,508
2,980	Imperva, Inc.†	143,428
5,219	Inphi Corp.†	67,325
859	Insight Enterprises, Inc.†(a)	19,508
7,390	InvenSense, Inc., Class A†(a)	153,564
410	IXYS Corp.	5,318
7,310	MAXIMUS, Inc.	321,567
1,070	MoneyGram International, Inc.†(a)	22,235
3,470	Monster Worldwide, Inc.†	24,741
179	NETGEAR, Inc.†(a)	5,896
380	Newport Corp.†(a)	6,867
812	OmniVision Technologies, Inc.†(a)	13,966
1,772	OpenTable, Inc.†(a)	140,644
1,237	Photronics, Inc.†(a)	11,170
260	Plexus Corp.†(a)	11,255
730	PMC - Sierra, Inc.†(a)	4,694
4,907	Procera Networks, Inc.†(a)	73,703
3,870	Qlik Technologies, Inc.†(a)	103,058
1,734	RF Micro Devices, Inc.†(a)	8,947
845	Richardson Electronics, Ltd.	9,599
523	Sanmina Corp.†(a)	8,734

Shares		Value
Information Technology — (continued)
850	ScanSource, Inc.†(a)	$36,066
1,440	Sigma Designs, Inc.†	6,797
948	Spansion, Inc., Class A†	13,168
2,200	SPS Commerce, Inc.†	143,660
40	SunPower Corp., Class A†(a)	1,192
4,560	Synchronoss Technologies, Inc.†(a)	141,679
513	SYNNEX Corp.†(a)	34,576
1,060	TriQuint Semiconductor, Inc.†(a)	8,840
993	TTM Technologies, Inc.†(a)	8,520
1,430	Unisys Corp.†(a)	48,005
313	United Online, Inc.	4,307
490	Vocus, Inc.†(a)	5,581
240	Web.com Group, Inc.†(a)	7,630
220	WebMD Health Corp., Class A†	8,690
3,230	Westell Technologies, Inc., Class A†(a)	13,082
		2,544,099
Materials — 0.6%
280	A. Schulman, Inc.	9,873
90	Axiall Corp.(a)	4,270
443	Berry Plastics Group, Inc.†(a)	10,539
388	Century Aluminum Co.†(a)	4,059
211	Clearwater Paper Corp.†(a)	11,078
1,110	Globe Specialty Metals, Inc.	19,991
2,440	Graphic Packaging Holding Co.†	23,424
700	Handy & Harman, Ltd.†(a)	16,947
195	HB Fuller Co.(a)	10,148
291	Kraton Performance Polymers, Inc.†	6,707
333	Minerals Technologies, Inc.	20,003
526	Myers Industries, Inc.(a)	11,109
435	Neenah Paper, Inc.(a)	18,605
530	Olin Corp.(a)	15,290
186	Olympic Steel, Inc.(a)	5,390
351	OM Group, Inc.†(a)	12,780
850	Resolute Forest Products, Inc.†	13,617
275	Sensient Technologies Corp.	13,343
410	SunCoke Energy, Inc.†	9,352
1,496	Wausau Paper Corp.(a)	18,969
520	Zep, Inc.(a)	9,443
		264,937
Telecommunication Services — 0.2%
6,796	Cincinnati Bell, Inc.†(a)	24,194
940	Consolidated Communications Holdings, Inc.(a)	18,452
390	General Communication, Inc., Class A†(a)	4,349
1,040	nTelos Holdings Corp.(a)	21,039
		68,034
Utilities — 0.3%
148	Avista Corp.(a)	4,172
305	Cleco Corp.	14,219
265	El Paso Electric Co.	9,304
219	Empire District Electric Co.(a)	4,969
198	IDACORP, Inc.(a)	10,265
97	MGE Energy, Inc.(a)	5,616
108	NorthWestern Corp.(a)	4,679
967	Ormat Technologies, Inc.(a)	26,312
203	Piedmont Natural Gas Co., Inc.(a)	6,731
363	PNM Resources, Inc.(a)	8,756
541	Portland General Electric Co.(a)	16,338
257	Southwest Gas Corp.(a)	14,369

See Notes to Financial Statements.

35

Small Cap Fund Schedule of Investments - (Continued) December 31, 2013

Shares		Value
Utilities — (continued)
231	UIL Holdings Corp.(a)	$8,951
158	UNS Energy Corp.(a)	9,456
219	WGL Holdings, Inc.	8,773
		152,910
Total Common Stock
(Cost $11,375,580)		14,406,009

SHORT-TERM INVESTMENTS(c) — 17.0%
201,443	Northern Trust Institutional Government Select Portfolio, 0.010%	201,444
7,402,558	Northern Trust Institutional Liquid Asset Portfolio, 0.010%(d)	7,402,558

Total Short-Term Investments
(Cost $7,604,002)		7,604,002

Total Investments — 116.5%
(Cost $44,962,644)		52,119,294

Other Assets & Liabilities, Net — (16.5)%		(7,367,248)

NET ASSETS — 100.0%		$44,752,046

*	Affiliated Fund
†	Non-income producing security.
(a)	This security or a partial position of this security is on loan at December 31, 2013. The total market value of securities on loan at December 31, 2013 was $7,199,049.
(b)	Real Estate Investment Trust.
(c)	Rate shown is the 7-day effective yield as of December 31, 2013.
(d)	This security was purchased with cash collateral held from securities on loan. The total value of such securities as of December 31, 2013 was $7,402,558.

LLC — Limited Liability Company
Ltd. — Limited
PLC— Public Limited Company

As of December 31, 2013, all of the Fund’s investments in securities were considered Level 1, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP. For the year ended December 31, 2013, there have been no transfers between Level 1 and Level 2 assets and liabilities.

See Notes to Financial Statements.

36

International Equity Fund Schedule of Investments December 31, 2013

Shares		Value
INVESTMENT IN UNDERLYING FUNDS — 52.9%
1,980,924	Wilshire International Equity Fund*	$19,096,110

Total Investment in Underlying Funds
(Cost $18,674,521)		19,096,110

COMMON STOCK — 45.2%
Argentina — 0.4%
1,200	MercadoLibre, Inc.(a)	129,348

Australia — 0.4%
3,500	Australia & New Zealand Banking Group, Ltd.	101,039
7,300	Insurance Australia Group, Ltd.	38,008
		139,047
Bermuda — 0.7%
5,900	Lazard, Ltd., Class A(a)	267,388

Brazil — 0.9%
5,730	Banco Bradesco SA ADR	71,797
9,000	BRF SA ADR	187,830
4,500	Cia de Saneamento Basico do Estado de Sao Paulo ADR(a)	51,030
		310,657
Canada — 3.3%
1,700	Alimentation Couche Tard, Inc., Class B	127,838
2,200	Canadian National Railway Co.	125,424
4,800	Canadian National Railway Co.	273,696
540	Canadian Pacific Railway, Ltd.	81,667
1,800	Canadian Pacific Railway, Ltd.(a)	272,376
1,700	Husky Energy, Inc.	53,933
600	Magna International, Inc.	49,197
1,300	Pacific Rubiales Energy Corp.	22,445
2,800	Royal Bank of Canada(a)	188,231
		1,194,807
China — 1.6%
12,000	Anhui Conch Cement Co., Ltd., Class H	44,647
151,000	Bank of China, Ltd., Class H	69,705
82,000	Bank of Communications Co., Ltd., Class H	58,028
6,000	Beijing Enterprises Holdings, Ltd.	59,599
700	NetEase, Inc. ADR(a)	55,020
31,621	PICC Property & Casualty Co., Ltd., Class H	47,023
11,600	Sinopharm Group Co., Ltd., Class H	33,373
146,500	Sun Art Retail Group, Ltd.	206,899
		574,294
Denmark — 1.5%
1,100	DSV A/S	36,116
1,500	Novo Nordisk ADR(a)	277,140
5,051	Novozymes A, Class B	213,355
		526,611
Finland — 0.7%
6,100	Pohjola Bank PLC, Class A	122,310
2,300	Sampo, Class A	113,051
		235,361
France — 1.9%
900	BNP Paribas	70,207
730	Christian Dior SA	138,176
500	Cie Generale des Etablissements Michelin, Class B	53,200
790	LVMH Moet Hennessy Louis Vuitton SA	144,329

Shares		Value
France — (continued)
1,350	Sanofi-Aventis SA	$144,174
1,700	Societe Generale	98,856
450	Sodexo	45,634
		694,576
Germany — 2.6%
1,075	Adidas AG	137,082
1,250	BASF SE	133,418
1,325	Bayer AG	186,045
650	Bayerische Motoren Werke AG	76,331
330	Brenntag AG	61,247
4,800	Deutsche Telekom AG	82,705
1,020	Fresenius SE & Co. KGaA	156,851
1,335	SAP AG	115,774
		949,453
Hong Kong — 2.9%
14,000	China Overseas Land & Investment, Ltd.	39,517
24,000	Hutchison Whampoa, Ltd.	327,018
120,000	Lenovo Group, Ltd.	146,283
26,000	SJM Holdings, Ltd.	87,398
31,000	Techtronic Industries Co.	88,298
5,725	Tencent Holdings, Ltd.	366,557
		1,055,071
India — 0.2%
1,000	Infosys, Ltd. ADR(a)	56,600

Indonesia — 0.1%
58,500	Bank Mandiri	37,862

Ireland — 1.4%
3,700	Covidien PLC(a)	251,970
1,700	Perrigo Co. PLC(a)	260,882
		512,852
Italy — 0.2%
2,400	Eni SpA	57,993

Japan — 5.3%
1,000	Astellas Pharma, Inc.	59,287
300	East Japan Railway Co.	23,897
1,200	FANUC Corp.	219,889
10,200	ITOCHU Corp.	126,099
2,200	Japan Tobacco, Inc.	71,585
2,500	JFE Holdings, Inc.	59,575
2,000	JGC Corp.	78,488
1,100	Miraca Holdings, Inc.	51,894
52,400	Mizuho Financial Group, Inc.	113,762
1,600	Nippon Telegraph & Telephone Corp.	86,177
8,500	Nissan Motor Co., Ltd.	71,230
4,000	Sekisui Chemical Co., Ltd.	49,086
4,000	Sekisui House, Ltd.	55,973
1,700	Seven & I Holdings Co., Ltd.	67,688
4,800	Sumitomo Corp.	60,327
1,600	Sumitomo Mitsui Financial Group, Inc.	83,206
1,600	Sundrug Co., Ltd.	71,469
3,500	Sysmex Corp.	206,728
2,100	Tokio Marine Holdings, Inc.	70,286
3,200	Toyota Motor Corp.	195,120
1,600	Unicharm Corp.	91,294
		1,913,060

See Notes to Financial Statements.

37

International Equity Fund Schedule of Investments - (Continued) December 31, 2013

Shares		Value
Luxembourg — 0.4%
4,400	Subsea 7 SA	$84,352
2,900	Tenaris SA	63,193
		147,545
Malaysia — 0.3%
16,400	AMMB Holdings BHD	36,292
26,200	Axiata Group BHD	55,248
		91,540
Mexico — 0.9%
31,600	Alfa SAB de CV, Class A	88,630
12,900	Grupo Financiero Banorte SAB de CV, Class O	90,265
57,600	Wal-Mart de Mexico SAB de CV	151,141
		330,036
Netherlands — 2.1%
3,000	ASML Holding NV, Class G(a)	281,100
1,100	Core Laboratories NV	210,045
3,220	SBM Offshore NV	65,606
5,200	Sensata Technologies Holding NV†	201,604
		758,355
Norway — 0.9%
6,400	Statoil ASA	155,626
8,400	Storebrand ASA	52,656
5,000	Telenor ASA	119,468
		327,750
Portugal — 0.3%
6,325	Jeronimo Martins SGPS SA	123,678

Russia — 0.4%
700	Lukoil OAO ADR	44,184
1,450	Lukoil OAO ADR	90,708
		134,892
Singapore — 0.5%
2,100	Keppel Corp., Ltd.	18,654
23,000	Singapore Telecommunications, Ltd.	66,887
6,600	United Overseas Bank, Ltd.	111,454
		196,995
South Africa — 0.8%
2,300	Aspen Pharmacare Holdings, Ltd.	58,988
5,500	Remgro, Ltd.	109,097
8,473	Shoprite Holdings, Ltd.	132,682
		300,767
South Korea — 1.1%
300	Daelim Industrial Co., Ltd.†	26,803
725	Hyundai Motor Co.†	162,739
220	Samsung Electronics Co., Ltd. GDR	143,955
250	SK Telecom Co., Ltd.	54,710
		388,207
Spain — 1.1%
10,900	Banco Santander SA	98,019
1,700	Enagas SA	44,407
1,600	Inditex SA	264,179
		406,605
Sweden — 1.0%
1,600	Atlas Copco AB, Class A	44,426
7,966	Svenska Cellulosa AB, Class B	245,415
3,150	Swedbank AB, Class A	88,733
		378,574

Shares		Value
Switzerland — 3.2%
2,500	ABB, Ltd.	$66,100
2,900	ACE, Ltd.(a)	300,237
2,100	Credit Suisse Group AG	64,813
3,421	Nestle SA	250,725
530	Roche Holding AG	148,467
109	SGS SA	250,946
4,600	UBS AG	88,078
		1,169,366
Taiwan — 1.1%
23,300	Taiwan Semiconductor Manufacturing Co., Ltd. ADR(a)	406,352

Thailand — 0.4%
7,300	Bangkok Bank PLC	39,764
17,507	PTT Exploration & Production PLC	88,925
		128,689
Turkey — 0.3%
7,300	Haci Omer Sabanci Holding AS	29,372
17,425	KOC Holding AS	71,439
		100,811
United Kingdom — 5.2%
6,760	Aberdeen Asset Management PLC	56,214
3,500	ARM Holdings PLC ADR(a)	191,590
2,166	ASOS PLC†	220,691
14,575	Barclays PLC	65,907
9,250	BHP Billiton PLC	287,028
12,160	BP PLC	98,547
2,100	British American Tobacco PLC	112,716
5,780	Compass Group PLC	92,798
6,200	HSBC Holdings PLC	68,040
590	Next PLC	53,331
6,800	Prudential PLC	151,940
5,200	Rolls-Royce Holdings PLC	109,988
3,000	Tate & Lyle PLC	40,243
1,820	Weir Group PLC	64,439
7,660	WH Smith PLC	127,195
1,190	Whitbread PLC	74,059
11,266	William Hill PLC	75,103
		1,889,829
United States — 1.1%
5,600	Coca-Cola Enterprises, Inc.	247,128
800	Philip Morris International, Inc.	69,704
2,300	Southern Copper Corp.(a)	66,033
		382,865
Total Common Stock
(Cost $14,786,670)		16,317,836

SHORT-TERM INVESTMENTS(b) — 9.2%
506,813	Northern Trust Institutional Government Select Portfolio, 0.010%	506,813
2,803,260	Northern Trust Institutional Liquid Asset Portfolio, 0.010%(c)	2,803,260

Total Short-Term Investments
(Cost $3,310,073)		3,310,073

See Notes to Financial Statements.

38

International Equity Fund Schedule of Investments - (Continued) December 31, 2013

Shares		Value
PREFERRED STOCK — 0.5%
Germany — 0.5%
1,660	Henkel AG & Co. KGaA(a)	$192,950

Total Preferred Stock
(Cost $152,229)		192,950

RIGHT — 0.0%
624	Anheuser-Busch InBev NV VVPR†	—

Total Right
(Cost $—)		—

PRIVATE COMPANY — 0.0%
Malta — 0.0%
3,758	BGP Holdings PLC†(d)	—

Total Private Company
(Cost $—)		—

Total Investments — 107.8%
(Cost $36,923,493)		38,916,969

Other Assets & Liabilities, Net — (7.8)%		(2,800,724)

NET ASSETS — 100.0%		$36,116,245

*	Affiliated Fund
†	Non-income producing security.
(a)	This security or a partial position of this security is on loan at December 31, 2013. The total market value of securities on loan at December 31, 2013 was $2,929,768.
(b)	Rate shown is the 7-day effective yield as of December 31, 2013.
(c)
This security was purchased with cash collateral held from securities on loan. The total value of such securities as of December 31, 2013 was $2,803,260. Securities on loan are also collateralized by various U.S. Treasury obligations in the amount of $198,515.

(d)	Security fair valued using methods determined in good faith by the Pricing Committee. As of December 31, 2013, the total market value of this security was $0 and represented 0.0% of Net Assets.

ADR — American Depositary Receipt
GDR — Global Depositary Receipt
Ltd. — Limited
PLC — Public Limited Company
VVPR — Verminderde Voorheffing Précompte Réduit

Amounts designated as “—”are either $0 or have been rounded to $0.

The following is a summary of the inputs used as of December 31, 2013 in valuing the Fund’s investments carried at fair value:

Investments in Securities	Level 1	Level 2**	Level 3		Total
Investment in Underlying Funds	$19,096,110	$—	$—		$19,096,110
Common Stock
Argentina	129,348	—	—		129,348
Australia	—	139,047	—		139,047
Bermuda	267,388	—	—		267,388
Brazil	310,657	—	—		310,657
Canada	1,194,807	—	—		1,194,807
China	55,020	519,274	—		574,294
Denmark	277,140	249,471	—		526,611
Finland	—	235,361	—		235,361
France	—	694,576	—		694,576
Germany	—	949,453	—		949,453
Hong Kong	—	1,055,071	—		1,055,071
India	56,600	—	—		56,600
Indonesia	—	37,862	—		37,862
Ireland	512,852	—	—		512,852
Italy	—	57,993	—		57,993
Japan	—	1,913,060	—		1,913,060
Luxembourg	—	147,545	—		147,545
Malaysia	—	91,540	—		91,540
Mexico	330,036	—	—		330,036
Netherlands	692,749	65,606	—		758,355
Norway	—	327,750	—		327,750
Portugal	—	123,678	—		123,678
Russia	44,184	90,708	—		134,892
Singapore	—	196,995	—		196,995
South Africa	—	300,767	—		300,767
South Korea	—	388,207	—		388,207
Spain	—	406,605	—		406,605
Sweden	—	378,574	—		378,574
Switzerland	300,237	869,129	—		1,169,366
Taiwan	406,352	—	—		406,352
Thailand	—	128,689	—		128,689
Turkey	—	100,811	—		100,811
United Kingdom	191,590	1,698,239	—		1,889,829
United States	382,865	—	—		382,865
Total Common Stock	5,151,825	11,166,011	—		16,317,836
Short-Term Investments	3,310,073	—	—		3,310,073
Preferred Stock	—	192,950	—		192,950

Private Company
Malta	—	—	—	^	—	^

Total Investments in Securities	$27,558,008	$11,358,961	$—		$38,916,969

**	Represents securities trading primarily outside the United States, the value of which were adjusted as a result of local trading through the application of a third-party vendor.

See Notes to Financial Statements.

39

International Equity Fund Schedule of Investments - (Continued) December 31, 2013

^
This security was categorized as Level 3 and had a market value of $0 as of December 31, 2013 and the value has remained zero throughout the year ended December 31, 2013. There were no accrued discounts/premiums, realized gain/(loss), change in unrealized appreciation/(depreciation), purchases, sales or transfers in or out of Level 3 during the year ended December 31, 2013.

For the year ended December 31, 2013, there have been no transfers between Level 1 and Level 2 assets and liabilities.

See Notes to Financial Statements.

40

Socially Responsible Fund Schedule of Investments December 31, 2013

Shares		Value
COMMON STOCK — 98.1%
Consumer Discretionary — 15.7%
977	Amazon.com, Inc.†	$389,618
23,289	Comcast Corp., Class A	1,210,213
6,630	Ford Motor Co.	102,301
6,916	Harley-Davidson, Inc.(a)	478,864
2,280	Hilton Worldwide Holdings, Inc.†(a)	50,730
9,569	Home Depot, Inc. (The)	787,911
7,940	Honda Motor Co., Ltd. ADR	328,319
13,294	Johnson Controls, Inc.	681,982
6,330	Lowe's Cos., Inc.(a)	313,652
1,131	McDonald's Corp.	109,741
4,935	Starwood Hotels & Resorts Worldwide, Inc.	392,086
7,770	Target Corp.	491,608
11,670	TJX Cos., Inc.	743,729
5,710	Toll Brothers, Inc.†(a)	211,270
10,174	Twenty-First Century Fox, Inc., Class A	357,921
10,490	Twenty-First Century Fox, Inc., Class B(a)	362,954
18,977	Walt Disney Co. (The)	1,449,843
4,604	Yum! Brands, Inc.	348,108
		8,810,850
Consumer Staples — 10.8%
8,466	Coca-Cola Co. (The)(a)	349,731
9,142	Costco Wholesale Corp.(a)	1,087,989
12,860	CVS Caremark Corp.	920,390
18,780	Danone SA ADR	272,686
8,750	Estee Lauder Cos., Inc. (The), Class A(a)	659,050
3,629	General Mills, Inc.	181,123
2,979	Kimberly-Clark Corp.(a)	311,186
3,292	Kraft Foods Group, Inc.	177,505
8,370	McCormick & Co., Inc.(a)	576,860
5,416	Mondelez International, Inc., Class A	191,185
2,520	Nestle SA ADR(a)	185,447
8,362	PepsiCo, Inc.	693,544
5,845	Procter & Gamble Co. (The)	475,842
		6,082,538
Energy — 5.7%
3,851	Anadarko Petroleum Corp.	305,461
6,255	Cameron International Corp.†(a)	372,360
7,943	ConocoPhillips	561,173
5,122	Devon Energy Corp.	316,898
6,021	Hess Corp.(a)	499,743
5,867	Occidental Petroleum Corp.	557,952
9,790	Petroleo Brasileiro SA ADR(a)	134,906
2,849	Schlumberger, Ltd.	256,723
13,244	Weatherford International, Ltd.†	205,150
		3,210,366
Financials — 16.6%
260	Alleghany Corp.†	103,989
4,013	American Express Co.	364,100
6,041	American Tower Corp., Class A(b)	482,193
3,049	BB&T Corp.(a)	113,789
6	Berkshire Hathaway, Inc., Class A†(a)	1,067,400
13,906	Blackstone Group LP (The)	438,039
7,540	Charles Schwab Corp. (The)(a)	196,040
22,121	Citigroup, Inc.	1,152,725
15,172	Forest City Enterprises, Inc., Class A†(a)	289,785
20,567	JPMorgan Chase & Co.	1,202,758

Shares		Value
Financials — (continued)
21,002	MetLife, Inc.	$1,132,428
4,070	SunTrust Banks, Inc.	149,817
13,903	Travelers Cos., Inc. (The)	1,258,778
6,344	U.S. Bancorp(a)	256,297
24,927	Wells Fargo & Co.	1,131,686
		9,339,824
Health Care — 14.2%
2,856	AbbVie, Inc.	150,825
1,870	AmerisourceBergen Corp., Class A(a)	131,480
6,205	Amgen, Inc.	708,363
1,582	BioMarin Pharmaceutical, Inc.†(a)	111,167
9,784	Bristol-Myers Squibb Co.(a)	520,020
2,187	Cardinal Health, Inc.	146,113
762	Celgene Corp.†	128,748
4,933	Covidien PLC	335,937
4,020	Express Scripts Holding Co.†	282,365
3,563	GlaxoSmithKline PLC ADR(a)	190,228
13,554	Johnson & Johnson	1,241,411
23,612	Merck & Co., Inc.	1,181,781
43,004	Pfizer, Inc.(a)	1,317,212
5,977	Roche Holding AG ADR(a)	419,765
5,393	Thermo Fisher Scientific, Inc.(a)	600,511
6,700	UnitedHealth Group, Inc.(a)	504,510
		7,970,436
Industrials — 8.7%
2,841	3M Co.	398,450
3,480	Caterpillar, Inc.(a)	316,019
2,949	Eaton Corp. PLC(a)	224,478
8,570	Emerson Electric Co.(a)	601,442
2,310	Flowserve Corp.(a)	182,097
43,929	General Electric Co.	1,231,330
4,640	Honeywell International, Inc.	423,957
2,363	Pentair, Ltd.(a)	183,534
1,250	Rockwell Automation, Inc.(a)	147,700
8,792	Tyco International, Ltd.(a)	360,824
6,642	United Parcel Service, Inc., Class B	697,941
2,587	Waste Management, Inc.	116,079
		4,883,851
Information Technology — 18.0%
3,050	Adobe Systems, Inc.†	182,634
2,750	Apple, Inc.	1,543,052
3,317	ASML Holding NV, Class G(a)	310,803
7,964	Automatic Data Processing, Inc.(a)	643,571
13,109	Cisco Systems, Inc.(a)	294,297
1,833	Citrix Systems, Inc.†	115,937
7,859	eBay, Inc.†	431,381
7,818	EMC Corp.(a)	196,623
8,946	Facebook, Inc., Class A†(a)	488,988
1,589	Google, Inc., Class A†	1,780,808
1,737	International Business Machines Corp.	325,809
12,645	Juniper Networks, Inc.†	285,398
31,882	Microsoft Corp.	1,193,343
11,665	NetApp, Inc.	479,898
6,343	Oracle Corp.	242,683
3,459	QUALCOMM, Inc.	256,831
3,760	Red Hat, Inc.†(a)	210,711
1,950	Splunk, Inc.†(a)	133,907
3,084	Texas Instruments, Inc.	135,418
2,920	Visa, Inc., Class A(a)	650,225

See Notes to Financial Statements.

41

Socially Responsible Fund Schedule of Investments - (Continued) December 31, 2013

Shares		Value
Information Technology — (continued)
2,610	VMware, Inc., Class A†(a)	$234,143
		10,136,460
Materials — 4.5%
13,960	Alcoa, Inc.(a)	148,395
2,597	BHP Billiton, Ltd. ADR(a)	177,115
3,160	Eagle Materials, Inc.	244,679
6,639	Ecolab, Inc.(a)	692,249
1,855	EI du Pont de Nemours & Co.(a)	120,519
2,160	LyondellBasell Industries NV, Class A	173,405
5,000	PPG Industries, Inc.	948,300
		2,504,662
Telecommunication Services — 2.1%
17,117	AT&T, Inc.	601,834
11,943	Verizon Communications, Inc.(a)	586,879
		1,188,713
Utilities — 1.8%
7,823	NextEra Energy, Inc.(a)	669,805
3,810	Sempra Energy	341,986
		1,011,791
Total Common Stock
(Cost $34,268,943)		55,139,491

SHORT-TERM INVESTMENTS(c) — 24.9%
1,155,158	Northern Trust Institutional Government Select Portfolio, 0.010%	1,155,158
12,833,116	Northern Trust Institutional Liquid Asset Portfolio, 0.010%(d)	12,833,116

Total Short-Term Investments
(Cost $13,988,274)		13,988,274

Total Investments — 123.0%
(Cost $48,257,217)		69,127,765

Other Assets & Liabilities, Net — (23.0)%		(12,904,849)

NET ASSETS — 100.0%		$56,222,916

†	Non-income producing security.
(a)	This security or a partial position of this security is on loan at December 31, 2013. The total market value of securities on loan at December 31, 2013 was $12,577,485.
(b)	Real Estate Investment Trust.
(c)	Rate shown is the 7-day effective yield as of December 31, 2013.
(d)	This security was purchased with cash collateral held from securities on loan. The total value of such securities as of December 31, 2013 was $12,833,116.

ADR — American Depositary Receipt
LP— Limited Partnership
Ltd.— Limited
PLC— Public Limited Company

As of December 31, 2013, all of the Fund’s investments in securities were considered Level 1, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP. For the year ended December 31, 2013, there have been no transfers between Level 1 and Level 2 assets and liabilities.

See Notes to Financial Statements.

42

Wilshire Variable Insurance Trust Statements of Assets and Liabilities December 31, 2013

	EQUITY FUND		BALANCED FUND	INCOME FUND	SMALL CAP FUND		INTERNATIONAL EQUITY FUND		SOCIALLY RESPONSIBLE FUND
ASSETS:
Investments in securities, at value (Note 2)	$85,550,878	*	$132,194	$90,310,244 *	$22,010,011	*	$19,820,859	*	$69,127,765	*
Investments in affiliated funds, at value	150,636,123		157,882,418	—	30,109,283		19,096,110		—
Foreign currency, at value	—		—	12,024	—		1,187		—
Receivable for investment securities sold and matured	—		—	3,030,234	151,689		—		—
Dividends and interest receivable	83,907		2	467,959	7,296		7,423		80,826
Subscriptions receivable	11,595		29,947	10,197	8,823		9,863		3,890
Reclaims receivable	909		—	586	—		124,290		3,043
Prepaid expenses	—		—	652	6,666		—		—
Total assets	236,283,412		158,044,561	93,831,896	52,293,768		39,059,732		69,215,524

LIABILITIES:
Payable upon return on securities loaned	15,876,420		—	7,148,953	7,402,558		2,803,260		12,833,116
Payable for investment securities purchased	—		—	14,086,310	27,610		—		—
TBA sales commitments	—		—	695,352	—		—		—
Income distributions payable	29,538		—	—	—		—		—
Redemptions payable	207,671		162,928	36,737	53,596		35,824		71,574
Investment advisory fees payable (Note 3)	39,675		—	33,542	11,697		11,236		39,761
Distribution (12b-1) fees payable (Note 4)	45,449		21,388	16,140	9,476		14,201		11,658
Administration fees payable	12,816		9,244	4,269	2,616		2,099		3,274
Chief Compliance Officer expenses payable	885		639	295	181		145		226
Trustees' fees payable	6,730		4,854	2,246	1,373		1,105		1,721
Interest payable	—		—	808	—		—		—
Other accrued expenses	94,854		25,841	117,648	32,615		75,617		31,278
Total liabilities	16,314,038		224,894	22,142,300	7,541,722		2,943,487		12,992,608

NET ASSETS	$219,969,374		$157,819,667	$71,689,596	$44,752,046		$36,116,245		$56,222,916

NET ASSETS consist of:
Paid-in capital	$264,371,443		$141,156,790	$71,706,564	$34,676,283		$39,727,499		$46,875,414
Undistributed net investment income	-—		2,212,903	1,331,921	-—		659,706		337,146
Accumulated net realized gain/(loss) on investments and foreign currency transactions	(73,673,270)		(270,035)	(1,579,530)	2,919,113		(6,280,798)		(11,860,192)
Net unrealized appreciation of investments and other assets and liabilities denominated in foreign currencies	29,271,201		14,720,009	230,641	7,156,650		2,009,838		20,870,548

NET ASSETS	$219,969,374		$157,819,667	$71,689,596	$44,752,046		$36,116,245		$56,222,916

SHARES OUTSTANDING:
(Unlimited shares authorized)	8,592,174		8,124,990	6,169,840	2,130,728		2,575,715		3,548,854

NET ASSET VALUE:
(Offering and redemption price per share)	$25.60		$19.42	$11.62	$21.00		$14.02		$15.84

Investments, at cost (Note 2)	$61,376,862		$132,194	$82,932,881	$11,577,024		$15,445,712		$35,424,101
Investments in affiliated funds, at cost	129,662,518		143,162,409	—	25,983,062		18,674,521		—
Cash collateral for securities on loan, at cost	15,876,420		—	7,148,953	7,402,558		2,803,260		12,833,116
TBA sales commitments, proceeds receivable	—		—	(698,000)	—		—		—
Foreign currency, at cost	—		—	12,442	—		1,229		—

* Includes market value of securities on loan	$16,263,189		—	$6,993,816	$7,199,049		$2,929,768		$12,577,485

Amounts designated as “—” are either $0, or have been rounded to $0.

See Notes to Financial Statements.

43

Wilshire Variable Insurance Trust Statements of Operations For the Year Ended December 31, 2013

	EQUITY FUND	BALANCED FUND	INCOME FUND	SMALL CAP FUND	INTERNATIONAL EQUITY FUND	SOCIALLY RESPONSIBLE FUND
INVESTMENT INCOME:
Dividends	$1,754,758	$29,410	$31,482	$179,965	$939,670	$1,016,015
Interest	395	235	1,916,387	1,705	67,942	9,940
Income from distributions of affiliated investments	763,281	1,706,148	—	66,971	234,647	—
Income from securities lending	16,634	—	8,948	42,698	22,819	16,830
Foreign taxes withheld	(3,176)	—	(344)	(689)	(53,269)	—
Total income	2,531,892	1,735,793	1,956,473	290,650	1,211,809	1,042,785

EXPENSES:
Investment advisory fees (Note 3)	524,972	6,681	419,615	291,105	343,606	449,044
Distribution (12b-1) fees (Note 4)	446,096	180,741	190,737	100,822	103,119	132,069
Administration fees (Note 3)	142,817	106,496	53,406	28,231	28,874	36,980
Trustees' fees (Note 3)	34,857	26,103	13,146	6,877	7,336	9,016
Chief Compliance Officer expenses	394	250	87	91	—	100
Professional fees	85,548	49,780	69,159	28,332	45,284	25,747
Transfer agent fees	62,259	18,507	9,804	4,666	5,457	6,379
Custodian fees	43,921	4,842	56,957	18,809	29,127	22,093
Printing fees	56,934	39,804	14,847	70,252	18,887	11,351
Other	8,604	7,207	78,283	3,435	75,878	3,030
Total expenses	1,406,402	440,411	906,041	552,620	657,568	695,809
Fees paid indirectly (Note 4)	(6,425)	—	—	(3,108)	—	—
Fees waived by Adviser (Note 3)	—	—	—	(50,628)	(68,731)	—
Net expenses	1,399,977	440,411	906,041	498,884	588,837	695,809

Net investment income/(loss)	1,131,915	1,295,382	1,050,432	(208,234)	622,972	346,976

NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS (NOTES 2 and 5):
Net realized gain/(loss) from:
Investments*	13,597,554	(575,819)	(99,124)	8,191,646	7,010,226	4,892,936
Sale of affiliated investment company shares*	24,460,849	18,584,760	—	169,228	5,137	—
Realized gain distributions from affiliated investment company shares	5,831,042	3,720,170	—	700,193	407,405	—
Foreign currency transactions	—	—	—	—	(18,140)	—
Net change in unrealized appreciation/(depreciation) of:
Investments	2,092,598	—	(2,633,389)	547,227	(3,668,496)	8,140,268
Investments in affiliated funds	6,872,554	2,557,468	—	4,126,221	421,589	—
Other assets and liabilities denominated in foreign currencies	—	—	6,516	—	1,995	—

Net realized and unrealized gain/(loss) on investments and foreign currencies	52,854,597	24,286,579	(2,725,997)	13,734,515	4,159,716	13,033,204

NET INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$53,986,512	$25,581,961	$(1,675,565)	$13,526,281	$4,782,688	$13,380,180

*	Includes realized gains (losses) as a result of in-kind transactions. See Note 10 in Notes to Financial Statements.

Amounts designated as “—” are either $0, or have been rounded to $0.

See Notes to Financial Statements.

44

Wilshire Variable Insurance Trust Statements of Changes in Net Assets For the Year Ended December 31, 2013

	EQUITY FUND	BALANCED FUND	INCOME FUND	SMALL CAP FUND	INTERNATIONAL EQUITY FUND	SOCIALLY RESPONSIBLE FUND
OPERATIONS:
Net investment income/(loss)	$1,131,915	$1,295,382	$1,050,432	$(208,234)	$622,972	$346,976
Net realized gain/(loss) on investments, sale of affiliated investment company shares, realized gain distributions from affiliated investment company shares and foreign currency transactions*	43,889,445	21,729,111	(99,124)	9,061,067	7,404,628	4,892,936
Net change in unrealized appreciation/(depreciation) of investments and other assets and liabilities denominated in foreign currencies	8,965,152	2,557,468	(2,626,873)	4,673,448	(3,244,912)	8,140,268
Net increase/(decrease) in net assets resulting from operations	53,986,512	25,581,961	(1,675,565)	13,526,281	4,782,688	13,380,180

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(3,009,664)	(2,515,446)	(1,673,436)	—	(277,772)	(552,912)
Net realized capital gains	—	—	—	—	—	—
Total distributions to shareholders	(3,009,664)	(2,515,446)	(1,673,436)	—	(277,772)	(552,912)

CAPITAL STOCK TRANSACTIONS†: (DOLLARS)
Shares sold	1,450,263	2,587,317	3,618,812	1,376,159	1,854,903	929,407
Shares issued as reinvestment of distributions	2,980,125	2,515,445	1,673,435	—	277,772	552,912
Shares redeemed	(23,859,664)	(18,518,901)	(10,419,600)	(5,449,482)	(29,490,490)	(6,543,494)

Net decrease in net assets from capital stock transactions	(19,429,276)	(13,416,139)	(5,127,353)	(4,073,323)	(27,357,815)	(5,061,175)

Net increase/(decrease) in net assets	31,547,572	9,650,376	(8,476,354)	9,452,958	(22,852,899)	7,766,093

NET ASSETS:
Beginning of year	188,421,802	148,169,291	80,165,950	35,299,088	58,969,144	48,456,823
End of year	$219,969,374	$157,819,667	$71,689,596	$44,752,046	$36,116,245	$56,222,916

Undistributed net investment income at end of year	$—	$2,212,903	$1,331,921	$—	$659,706	$337,146

CAPITAL SHARE TRANSACTIONS†:
Shares sold	62,576	142,366	300,799	75,961	140,763	64,686
Shares issued as reinvestment of distributions	116,411	129,529	143,889	—	19,813	35,039
Shares redeemed	(1,051,179)	(1,027,718)	(869,195)	(302,610)	(2,306,740)	(459,608)

Net decrease in shares outstanding	(872,192)	(755,823)	(424,507)	(226,649)	(2,146,164)	(359,883)

*	Includes realized gains (losses) as a result of in-kind transactions. See Note 10 in Notes to Financial Statements.

†	Includes subscriptions/redemptions as a result of in-kind transactions. See Note 10 in Notes to Financial Statements.

Amounts designated as “—” are either $0, or have been rounded to $0.

See Notes to Financial Statements.

45

Wilshire Variable Insurance Trust Statements of Changes in Net Assets For the Year Ended December 31, 2012

	EQUITY FUND	BALANCED FUND	INCOME FUND	SMALL CAP FUND	INTERNATIONAL EQUITY FUND	SOCIALLY RESPONSIBLE FUND
OPERATIONS:
Net investment income/(loss)	$1,583,217	$2,439,078	$1,396,747	$(53,926)	$1,117,632	$545,448
Net realized gain/(loss) on investments, sale of affiliated investment company shares, realized gain distributions from affiliated investment company shares and foreign currency transactions	13,226,755	5,509,115	(911,925)	3,711,114	(1,503,870)	2,278,588
Net change in unrealized appreciation/(depreciation) of investments and other assets and liabilities denominated in foreign currencies	11,404,770	9,552,181	5,254,495	(1,130,543)	9,806,103	4,282,240
Net increase in net assets resulting from operations	26,214,742	17,500,374	5,739,317	2,526,645	9,419,865	7,106,276

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(1,571,504)	(5,214,285)	(2,339,370)	—	(1,271,685)	(415,769)
Net realized capital gains	—	—	(125,999)	—	—	—
Total distributions to shareholders	(1,571,504)	(5,214,285)	(2,465,369)	—	(1,271,685)	(415,769)

CAPITAL STOCK TRANSACTIONS: (DOLLARS)
Shares sold	1,584,983	1,311,245	9,488,082	1,019,305	1,140,849	773,359
Shares issued as reinvestment of distributions	1,557,417	5,214,284	2,465,366	—	1,271,685	415,769
Shares redeemed	(22,642,479)	(21,467,728)	(14,809,659)	(4,748,001)	(4,402,321)	(6,594,826)

Net decrease in net assets from capital stock transactions	(19,500,079)	(14,942,199)	(2,856,211)	(3,728,696)	(1,989,787)	(5,405,698)

Net increase/(decrease) in net assets	5,143,159	(2,656,110)	417,737	(1,202,051)	6,158,393	1,284,809

NET ASSETS:
Beginning of year	183,278,643	150,825,401	79,748,213	36,501,139	52,810,751	47,172,014
End of year	$188,421,802	$148,169,291	$80,165,950	$35,299,088	$58,969,144	$48,456,823

Undistributed net investment income/(accumulated net investment loss) at end of year	$24,126	$2,515,410	$1,673,402	$(1,601)	$147,436	$552,861

CAPITAL SHARE TRANSACTIONS:
Shares sold	81,005	79,054	796,395	67,691	98,008	64,989
Shares issued as reinvestment of distributions	78,223	312,607	202,288	—	102,970	34,079
Shares redeemed	(1,163,545)	(1,294,403)	(1,228,857)	(314,764)	(372,037)	(548,685)

Net decrease in shares outstanding	(1,004,317)	(902,742)	(230,174)	(247,073)	(171,059)	(449,617)

Amounts designated as “—” are either $0, or have been rounded to $0.

See Notes to Financial Statements.

46

Wilshire Variable Insurance Trust Equity Fund Financial Highlights

For a Fund Share Outstanding Throughout Each Year.
	Year Ended December 31,
	2013		2012		2011	2010	2009
Net asset value, beginning of year	$19.91		$17.51		$18.29	$16.52	$13.52

Income/(loss) from investment operations:
Net investment income1	0.13		0.16		0.24	0.13	0.14
Net realized and unrealized gain/(loss) on investments and futures contracts	5.91	5	2.41	4	(0.76)	1.78	3.05
Total from investment operations	6.04		2.57		(0.52)	1.91	3.19

Less distributions:
From net investment income	(0.35)		(0.17)		(0.26)	(0.14)	(0.19)
From capital gains	0.00		0.00		0.00	0.00	0.00
Total distributions	(0.35)		(0.17)		(0.26)	(0.14)	(0.19)
Net asset value, end of year	$25.60		$19.91		$17.51	$18.29	$16.52
Total return2	30.36%		14.66%		(2.87)%	11.58%	23.57%

Ratios to average net assets/supplemental data:
Net assets, end of year (in 000’s)	$219,969		$188,422		$183,279	$209,813	$207,719
Operating expenses including reimbursement/waiver and including fees paid indirectly†	0.69%		0.79%		0.82%	0.83%	1.16%
Operating expenses excluding reimbursement/waiver and excluding fees paid indirectly†	0.69	%3	0.79	%3	0.82%	0.83%	1.16%
Net investment income	0.55%		0.82%		1.32%	0.81%	0.97%
Portfolio turnover rate	241	%6	47%		149%	81%	350%

†	These ratios do not include expenses from the underlying funds.

1	The selected per share data was calculated using the average shares outstanding method for the period.

2
If you are an annuity contract owner, the total return does not reflect the expenses that apply to the separate account or related insurance policies. The inclusion of these charges would reduce the total return figures for all periods shown.

3
Had the ratio of operating expenses excluding reimbursement/waiver and excluding fees paid indirectly included these expense offsets, the ratio would have remained at 0.69% and 0.79% for 2013 and 2012, respectively.

4	Amount includes capital gains distributions from the Wilshire International Equity Fund (formerly, the Wilshire Large Cap Core Plus Fund). The amount of these distributions represents $0.25 per share.

5
Amount includes capital gains distributions from the Wilshire Large Company Growth Portfolio and the Wilshire Large Company Value Portfolio. The amount of these distributions represents $0.65 per share.

6	Includes the effect of in-kind transactions. See Note 10 in Notes to Financial Statements.

See Notes to Financial Statements.

47

Wilshire Variable Insurance Trust Balanced Fund Financial Highlights

For a Fund Share Outstanding Throughout Each Year.
Year Ended December 31,
2013	2012	2011	2010	2009
Net asset value, beginning of year	$16.68	$15.42	$15.99	$14.71	$12.87

Income/(loss) from investment operations:
Net investment income1	0.15	0.27	0.52	0.41	0.30
Net realized and unrealized gain/(loss) on investments	2.90	4	1.60	3	(0.62)	1.20	2.02
Total from investment operations	3.05	1.87	(0.10)	1.61	2.32

Less distributions:
From net investment income	(0.31)	(0.61)	(0.47)	(0.33)	(0.48)
From capital gains	0.00	0.00	0.00	0.00	0.00
Total distributions	(0.31)	(0.61)	(0.47)	(0.33)	(0.48)
Net asset value, end of year	$19.42	$16.68	$15.42	$15.99	$14.71
Total return2	18.31%	12.11%	(0.65)%	10.92%	18.03%

Ratios to average net assets/supplemental data:
Net assets, end of year (in 000’s)	$157,820	$148,169	$150,825	$168,894	$166,884
Operating expenses including reimbursement/waiver and including fees paid indirectly†	0.29%	0.18%	0.17%	0.18%	0.22%
Operating expenses excluding reimbursement/waiver and excluding fees paid indirectly†	0.29%	0.18%	0.17%	0.18%	0.22%
Net investment income	0.85%	1.61%	3.22%	2.67%	2.21%
Portfolio turnover rate	151	%5	7%	21%	12%	46%

†	These ratios do not include expenses from the underlying funds.

1
The selected per share data was calculated using the average shares outstanding method for the period. Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

2
If you are an annuity contract owner, the total return does not reflect the expenses that apply to the separate account or related insurance policies. The inclusion of these charges would reduce the total return figures for all periods shown.

3
Amount includes capital gains distributions received by the Fund from the Wilshire International Equity Fund (formerly, the Wilshire Large Cap Core Plus Fund). The amount of these distributions represents $0.21 per share.

4
Amount includes capital gains distributions from the Wilshire Large Company Growth Portfolio, Wilshire Large Company Value Portfolio, Wilshire Small Company Growth Portfolio, Wilshire Small Company Value and the Wilshire International Equity Fund . The amount of these distributions represents $0.44 per share.

5	Includes the effect of in-kind transactions. See Note 10 in Notes to Financial Statements.

See Notes to Financial Statements.

48

Wilshire Variable Insurance Trust Income Fund Financial Highlights

For a Fund Share Outstanding Throughout Each Year.
	Year Ended December 31,
	2013	2012	2011	2010	2009
Net asset value, beginning of year	$12.16	$11.69	$11.87	$11.49	$10.63

Income/(loss) from investment operations:
Net investment income1	0.17	0.21	0.29	0.37	0.40
Net realized and unrealized gain/(loss) on investments and foreign currency transactions	(0.43)	0.65	0.53	0.68	1.01
Total from investment operations	(0.26)	0.86	0.82	1.05	1.41

Less distributions:
From net investment income	(0.28)	(0.37)	(0.49)	(0.43)	(0.55)
From capital gains	0.00	(0.02)	(0.51)	(0.24)	0.00
Total distributions	(0.28)	(0.39)	(1.00)	(0.67)	(0.55)
Net asset value, end of year	$11.62	$12.16	$11.69	$11.87	$11.49
Total return2	(2.16)%	7.31%	6.92%	9.11%	13.29%

Ratios to average net assets/supplemental data:
Net assets, end of year (in 000’s)	$71,690	$80,166	$79,748	$106,762	$100,575
Operating expenses including reimbursement/waiver and including fees paid indirectly	1.19%	1.10%	1.08%	1.08%	1.08%
Operating expenses excluding reimbursement/waiver and excluding fees paid indirectly	1.19%	1.10%	1.08%	1.08%	1.08%
Net investment income	1.38%	1.74%	2.34%	3.02%	3.49%
Portfolio turnover rate	330%	307%	398%	302%	318%

1	The selected per share data was calculated using the average shares outstanding method for the period.

2
If you are an annuity contract owner, the total return does not reflect the expenses that apply to the separate account or related insurance policies. The inclusion of these charges would reduce the total return figures for all periods shown.

See Notes to Financial Statements.

49

Wilshire Variable Insurance Trust Small Cap Fund Financial Highlights

For a Fund Share Outstanding Throughout Each Year.
	Year Ended December 31,
	2013		2012		2011	2010	2009
Net asset value, beginning of year	$14.97		$14.01		$14.10	$11.17	$8.70

Income/(loss) from investment operations:
Net investment loss1	(0.09)		(0.02)		(0.15)	(0.12)	(0.09)
Net realized and unrealized gain on investments	6.12	4	0.98		0.06	3.05	2.56
Total from investment operations	6.03		0.96		(0.09)	2.93	2.47
Net asset value, end of year	$21.00		$14.97		$14.01	$14.10	$11.17
Total return2	40.28%		6.85%		(0.64)%	26.23%	28.39%

Ratios to average net assets/supplemental data:
Net assets, end of year (in 000’s)	$44,752		$35,299		$36,501	$40,932	$34,954
Operating expenses including reimbursement/waiver and including fees paid indirectly	1.24%		1.38%		1.46%	1.53%	1.63%
Operating expenses excluding reimbursement/waiver and excluding fees paid indirectly	1.37	%3	1.60	%3	1.67%	1.76%	1.86%
Net investment loss	(0.52)%		(0.13)%		(1.03)%	(0.98)%	(0.98)%
Portfolio turnover rate	257	%5	100%		266%	138%	174%

1	The selected per share data was calculated using the average shares outstanding method for the period.

2
If you are an annuity contract owner, the total return does not reflect the expenses that apply to the separate account or related insurance policies. The inclusion of these charges would reduce the total return figures for all periods shown.

3
Had the ratio of operating expenses excluding reimbursement/waiver and excluding fees paid indirectly included these expense offsets, the ratio would have been 1.36% and 1.58% for 2013 and 2012, respectively.

4
Amount includes capital gains distributions from the Wilshire Small Company Growth Portfolio and the Wilshire Small Company Value Portfolio. The amount of these distributions represents $0.31 per share.

5	Includes the effect of in-kind transactions. See Note 10 in Notes to Financial Statements.

See Notes to Financial Statements.

50

Wilshire Variable Insurance Trust International Equity Fund Financial Highlights

For a Fund Share Outstanding Throughout Each Year.
	Year Ended December 31,
	2013		2012	2011	2010	2009
Net asset value, beginning of year	$12.49		$10.79	$12.67	$11.67	$9.05

Income/(loss) from investment operations:
Net investment income1	0.20		0.23	0.20	0.15	0.16
Net realized and unrealized gain/(loss) on investments and foreign currency transactions	1.44	3	1.74	(1.94)	1.02	2.65
Total from investment operations	1.64		1.97	(1.74)	1.17	2.81

Less distributions:
From net investment income	(0.11)		(0.27)	(0.14)	(0.17)	(0.19)
Total distributions	(0.11)		(0.27)	(0.14)	(0.17)	(0.19)
Net asset value, end of year	$14.02		$12.49	$10.79	$12.67	$11.67
Total return2	13.12%		18.33%	(13.74)%	10.04%	31.02%

Ratios to average net assets/supplemental data:
Net assets, end of year (in 000’s)	$36,116		$58,969	$52,811	$39,081	$37,658
Operating expenses including reimbursement/waiver and including fees paid indirectly	1.43%		1.37%	1.54%	1.56%	1.64%
Operating expenses excluding reimbursement/waiver and excluding fees paid indirectly	1.59%		1.57%	1.74%	1.76%	1.84%
Net investment income	1.51%		2.01%	1.68%	1.27%	1.61%
Portfolio turnover rate	194	%4	27%	40%	29%	29%

1	The selected per share data was calculated using the average shares outstanding method for the period.

2
If you are an annuity contract owner, the total return does not reflect the expenses that apply to the separate account or related insurance policies. The inclusion of these charges would reduce the total return figures for all periods shown.

3	Amount includes capital gains distributions from the Wilshire International Equity Fund. The amount of these distributions represents $0.13 per share.

4	Includes the effect of in-kind transactions. See Note 10 in Notes to Financial Statements.

See Notes to Financial Statements.

51

Wilshire Variable Insurance Trust Socially Responsible Fund Financial Highlights

For a Fund Share Outstanding Throughout Each Year.
	Year Ended December 31,
	2013	2012	2011	2010	2009
Net asset value, beginning of year	$12.40	$10.82	$11.07	$10.01	$8.37

Income/(loss) from investment operations:
Net investment income1	0.09	0.13	0.09	0.08	0.11
Net realized and unrealized gain/(loss) on investments	3.51	1.56	(0.25)	1.10	1.69
Total from investment operations	3.60	1.69	(0.16)	1.18	1.80

Less distributions:
From net investment income	(0.16)	(0.11)	(0.09)	(0.12)	(0.16)
From capital gains	0.00	0.00	0.00	0.00	0.00
Total distributions	(0.16)	(0.11)	(0.09)	(0.12)	(0.16)
Net asset value, end of year	$15.84	$12.40	$10.82	$11.07	$10.01
Total return2	29.01%	15.61%	(1.45)%	11.76%	21.51%

Ratios to average net assets/supplemental data:
Net assets, end of year (in 000’s)	$56,223	$48,457	$47,172	$52,754	$51,628
Operating expenses including reimbursement/waiver and including fees paid indirectly	1.32%	1.32%	1.31%	1.31%	1.36%
Operating expenses excluding reimbursement/waiver and excluding fees paid indirectly	1.32%	1.32%	1.31%	1.31%	1.36%
Net investment income	0.66%	1.12%	0.82%	0.77%	1.23%
Portfolio turnover rate	21%	22%	32%	53%	182%

1	The selected per share data was calculated using the average shares outstanding method for the period.

2
If you are an annuity contract owner, the total return does not reflect the expenses that apply to the separate account or related insurance policies. The inclusion of these charges would reduce the total return figures for all periods shown.

See Notes to Financial Statements.

52

Wilshire Variable Insurance Trust Notes to Financial Statements December 31, 2013

1. Organization.

The Wilshire Variable Insurance Trust (the “Trust”) is an open-end, diversified management investment company registered under the Investment Company Act of 1940 (“1940 Act”), which offers units of beneficial interest (shares) in 9 separate investment portfolios. The portfolios presented in these financial statements are: Equity Fund, Balanced Fund, Income Fund, Small Cap Fund (formerly the Small Cap Growth Fund), International Equity Fund and Socially Responsible Fund (collectively the “Funds”, and each a “Fund”). The Balanced Fund is a “fund of funds” and invests in certain underlying affiliated investment companies, which are separately managed series of Wilshire Variable Insurance Trust and Wilshire Mutual Funds, Inc. The assets of each Fund are segregated, and a shareholder’s interest is limited to the Fund in which shares are held. The financial statements for the 2015 ETF Fund, 2025 ETF Fund, and 2035 ETF Fund are included in a separate annual report. Shares of the Funds are presently offered to Horace Mann Life Insurance Company (“HMLIC”) Separate Account, the HMLIC 401(k) Separate Account and Jefferson National. The Funds may be purchased by separate accounts of insurance companies for certain variable insurance contracts and by plan sponsors of qualified retirement plans. The Equity Fund shares also may be purchased under the dividend reinvestment plans by certain shareholders.

Fund Investment Objectives:

Equity Fund — primary, long-term capital growth; secondary, conservation of principal and production of income.

Balanced Fund — realization of high long-term total rate of return consistent with prudent investment risks.

Income Fund — long-term total rate of return in excess of the U.S. bond market over a full market cycle.

Small Cap Fund — long-term capital appreciation through investing primarily in equity securities of small cap companies.

International Equity Fund — long-term growth of capital through diversified holdings of marketable foreign equity investments.

Socially Responsible Fund — long-term growth of capital, current income and growth of income through investing primarily in equity securities of issuers that meet certain socially responsible criteria.

2. Significant Accounting Policies.

Use of estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the period. Actual results could differ from those estimates and these differences could be material.

Security valuation — A security listed or traded on a domestic exchange is valued at its last sales price on the exchange where it is principally traded. In the absence of a current quotation, the security is valued at the mean between the last bid and asked prices on the exchange. Securities traded on National Association of Securities Dealers Automatic Quotation (“NASDAQ”) System are valued at the NASDAQ official closing price. If there is no NASDAQ official closing price available, the most recent bid quotation is used. Securities traded over-the-counter (other than on NASDAQ) are valued at the last current sale price, and if there are no such sales, the most recent bid quotation is used. Equity securities primarily traded on a foreign exchange or market are valued daily at the price, which is an estimate of the fair value price, as provided by an independent pricing service. Values of debt securities are generally reported at the last sales price if the security is actively traded. If a debt security is not actively traded it is valued at an evaluated bid price by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. Third-party valuation providers often utilize proprietary models that are subjective and require the use of judgment and the application of various assumptions including, but not limited to, interest rates, prepayment speeds, and default rate assumptions. Debt securities that have a remaining maturity of 60 days or less are valued at prices supplied by the Funds’ pricing agent for such securities, if available, and otherwise are valued at amortized cost. When market quotations are not readily available, securities are valued according to procedures adopted by the Board of Trustees or are valued at fair value as determined in good faith by the Pricing Committee, whose members include at least two representatives of Wilshire Associates Incorporated (“Wilshire” or the “Adviser”), one of whom is an officer of

53

Wilshire Variable Insurance Trust Notes to Financial Statements - (Continued) December 31, 2013

the Trust, or the Trust’s Valuation Committee. Securities whose market value using the procedures outlined above do not reflect fair value because a significant valuation event has occurred may be valued at fair value by the Pricing Committee or the Valuation Committee in accordance with the Trust’s valuation procedures. The value of fair valued securities may be different from the last sale price (or the mean between the last bid and asked prices), and there is no guarantee that a fair valued security will be sold at the price at which a Fund is carrying the security. Investments in the underlying funds by the Equity, Balanced, Small Cap and International Equity Funds are valued at their net asset value as reported by the underlying funds.

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

The International Equity Fund uses Interactive Data Pricing and Reference Data, Inc. (formerly FT Interactive Data Corp.) (“Interactive Data”) as a third party fair valuation vendor daily. Interactive Data provides a fair value for foreign securities in the International Equity Fund based on certain factors and methodologies (involving, generally, tracking valuation correlations between the U.S. market and each non-U.S. security) applied by Interactive Data. These factors are used to value the International Equity Fund without holding a Pricing Committee meeting. In the event that the Adviser believes that the fair values provided by Interactive Data are not reliable, the Adviser contacts the International Equity Fund’s administrator and may request that a meeting of the Pricing Committee be held.

In accordance with the authoritative guidance on fair value measurements and disclosures under U.S. GAAP, the Funds disclose fair value of their investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The guidance establishes three levels of the fair value hierarchy as follows:

•	Level 1 – Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Funds have the ability to access at the measurement date;

•
Level 2 – Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, referenced indices, quoted prices in inactive markets, adjusted quoted prices in active markets, etc.); and

•	Level 3 – Prices, inputs or exotic modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For the year ended December 31, 2013, there have been no significant changes to the Funds’ fair value methodologies.

Fair value measurement classifications are summarized in each Fund’s Schedule of Investments.

Security transactions and investment income — Security transactions are recorded on a trade date basis. Dividend income and distributions on underlying funds are recorded on the ex-dividend date or, for certain foreign dividends, as soon as the dividend information becomes available. Interest income and distributions on underlying funds, if applicable, premium and discount amortization are accrued daily, using the scientific or straight-line method, which approximates the effective interest method. Securities gains and losses are determined on the basis of identified cost. Distributions received on securities that represent a return of capital or capital gain are reclassed as a reduction of cost of investments and/or as a realized gain. The actual character of income, realized gain and return of capital distributions received from Real Estate Investment Trusts (“REITs”) is not known until after the end of the fiscal year, at which time such distribution estimates are appropriately adjusted.

54

Wilshire Variable Insurance Trust Notes to Financial Statements - (Continued) December 31, 2013

When-issued and delayed delivery investments — The Income Fund, Small Cap Fund, International Equity Fund and Socially Responsible Fund may purchase or sell securities on a when-issued or delayed-delivery basis and make contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time. Securities purchased or sold on a when-issued, delayed-delivery or forward commitment basis involve a risk of loss if the value of the security to be purchased declines prior to the settlement date. Although the Funds would generally purchase securities on a when-issued, delayed-delivery or forward commitment basis with the intention of acquiring the securities, each Fund may dispose of such securities prior to settlement if its sub-adviser deems it appropriate to do so. Each Fund may dispose of or negotiate a when-issued or forward commitment after entering into these transactions. Such transactions are generally considered to be derivative transactions. The Fund will normally realize a capital gain or loss in connection with these transactions. When a Fund purchases securities on a when-issued, delayed-delivery or forward commitment basis, the Fund’s custodian will maintain cash or liquid securities having a value (determined daily) at least equal to the amount of the Fund’s purchase commitments. In the case of a forward commitment to sell portfolio securities, the custodian will hold the portfolio securities themselves while the commitment is outstanding. These procedures are designed to ensure that each Fund will maintain sufficient assets at all times to cover its obligations under when-issued purchases, forward commitments and delayed-delivery transactions. The when-issued market is commonly associated with government bonds that are to be issued as a pending auction. The Funds use when-issued investments as a way to participate in a new issuance. As of, and during the year ended December 31, 2013, the Income Fund held when-issued and delayed delivery investments.

Repurchase agreements — Securities pledged as collateral for repurchase agreements are held by The Northern Trust Company (“Northern Trust”) and are designated as being held on each Fund’s behalf by its custodian under a book-entry system. Each Fund monitors the adequacy of the collateral on a daily basis and can require the seller to provide additional collateral in the event the market value of the securities pledged falls below the carrying value of the repurchase agreement, including accrued interest. It is the Funds’ policy to only enter into repurchase agreements with banks and other financial institutions which are deemed by the sub-adviser to be creditworthy. The Fund bears the risk of loss in the event that the other party to a repurchase agreement defaults on its obligations and the Fund is prevented from exercising its rights to dispose of the underlying securities received as collateral and the risk of a possible decline in the value of the underlying securities during the period. During the year ended December 31, 2013, the Funds did not enter into any repurchase agreements. There were no investments in repurchase agreements as of December 31, 2013.

Investments in REITs — With respect to the Funds, dividend income is recorded based on the income included in distributions received from the REIT investments using published REIT reclassifications including some management estimates when actual amounts are not available. Distributions received in excess of these estimated amounts are recorded as a reduction of the cost of investments or reclassified to capital gains. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after its fiscal year end, and may differ from the estimated amounts.

Mortgage dollar rolls — TBA (“To Be Announced”) purchase commitments are commitments to purchase securities for a fixed price at a future date, typically not exceeding 45 days. TBAs may be considered securities in themselves and involve a risk of loss if the value of the security to be purchased declines prior to settlement date. This risk is in addition to the risk of decline in each Fund’s other assets. Unsettled TBAs are valued at the current market value of the underlying securities.

During the year ended December 31, 2013, the Income Fund entered into dollar roll transactions, pursuant to which it sells a mortgage-backed TBA or security and simultaneously purchases a similar, but not identical, TBA with the same issuer, rate and terms. The Income Fund may execute a roll to obtain better underlying mortgage securities or to increase yield. The Income Fund accounts for dollar roll transactions as purchases and sales, which has the effect of increasing its portfolio turnover rate. Risks associated with dollar rolls are that actual mortgages received by the Income Fund may be less favorable than those anticipated or that counterparties may fail to perform under the terms of the contracts.

TBA sale commitments are commitments to sell mortgage-backed securities for a fixed price at a future date. TBA sales commitments are considered securities in themselves and involve a risk of loss if the value of the security to be purchased or sold declines or increases prior to settlement date, which is in addition to the risk of decline in the value of the Fund’s other assets.

55

Wilshire Variable Insurance Trust Notes to Financial Statements - (Continued) December 31, 2013

ADRs, EDRs and GDRs — The Equity Fund, Small Cap Fund, International Equity Fund and Socially Responsible Fund may invest in both sponsored and unsponsored American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”) and other similar global instruments. The Equity Fund may invest in ADRs. ADRs typically are issued by an American bank or trust company and evidence ownership of underlying securities issued by a foreign corporation. EDRs, which are sometimes referred to as Continental Depositary Receipts, are receipts issued in Europe, typically by foreign banks and trust companies, that evidence ownership of either foreign or domestic underlying securities. GDRs are depositary receipts structured like global debt issues to facilitate trading on an international basis. Unsponsored ADR, EDR and GDR programs are organized independently and without the cooperation of the issuer of the underlying securities. As a result, available information concerning the issuer may not be as current as for sponsored ADRs, EDRs and GDRs, and the prices of unsponsored ADRs, EDRs and GDRs may be more volatile than if such instruments were sponsored by the issuer.

Asset-backed and mortgage securities — The Income Fund may invest in mortgage and asset-backed securities which represent shares in a pool of mortgages or other debt. These securities are generally pass-through securities, which means that principal and interest payments on the underlying securities (less servicing fees) are passed through to shareholders on a pro rata basis. These securities involve prepayment risk, which is the risk that the underlying mortgages or other debt may be refinanced or paid off before they mature, particularly during periods of declining interest rates. In that case, a sub-adviser may have to reinvest the proceeds from the securities at a lower interest rate. This could lower the Fund’s return and result in losses to the Fund if some securities were acquired at a premium. Potential market gains on a security subject to prepayment risk may be more limited than potential market gains on a comparable security that is not subject to prepayment risk. The Income Fund may also invest in collateralized mortgage obligations (“CMOs”). In a CMO, a series of bonds or certificates is issued in multiple classes, which have varying levels of risks.

Foreign currency transactions — The books and records of the Funds are maintained in U.S. dollars. Foreign currency transactions are translated into U.S. dollars on the following basis:

•	market value of investment securities, other assets and other liabilities at the daily rates of exchange and

•	purchases and sales of investment securities, dividend and interest income and certain expenses at the rates of exchange prevailing on the respective dates of such transactions.

Net realized and unrealized gain (loss) from foreign currency related transactions includes gains and losses between trade and settlement dates on securities transactions, gains and losses arising from the sales of foreign currency and gains and losses between the ex-dividend and payment dates on dividends, interest and foreign withholding taxes. The effect of changes in foreign exchange rates on realized and unrealized gains or losses is reflected as a component of such gains or losses.

Expense policy — Expenses directly attributable to a Fund are charged to that Fund. Expenses not directly attributable to a Fund are allocated proportionately among all Funds of the Trust daily in relation to the net assets of each Fund or upon another reasonable basis. Expenses which are attributable to the Trust and the Wilshire Mutual Funds are allocated across the Trust and the Wilshire Mutual Funds based upon relative net assets or another reasonable basis.

Distributions to shareholders — Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income, if any, are declared and paid annually. The Funds’ net realized capital gains, unless offset by any available capital loss carryforward, are distributed to shareholders annually. Additional distributions of net investment income and capital gains may be made at the discretion of the Board of Trustees in order to avoid the application of a 4% non-deductible Federal excise tax.

3. Investment Advisory Fee and Other Transactions.

The Trust employs the Adviser to manage the investment and reinvestment of the assets of the Funds and to continuously review, oversee and administer the Funds’ investment programs. The Adviser has entered into agreements with the following sub-advisers: Equity Fund — Santa Barbara Asset Management, LLC and TWIN Capital Management, Inc.; Income Fund — Western Asset Management Company and Western Asset Management Limited; International Equity Fund — WCM Investment Management and Thomas White International, Ltd.; Small Cap Fund — Los Angeles Capital Management and Equity Research, Inc. and Ranger Investment Management, L.P.; Socially Responsible Fund — ClearBridge Investments, LLC.

56

Wilshire Variable Insurance Trust Notes to Financial Statements - (Continued) December 31, 2013

Each sub-adviser’s fees are paid by the Adviser out of the advisory fees that it receives from each of the Funds. Fees paid to a sub-adviser of a Fund with multiple sub-advisers depends upon the fee rate negotiated with the Adviser and upon the percentage of the Fund’s assets allocated to that sub-adviser by the Adviser, which may vary from time to time. Thus, the basis for fees paid to any such sub-adviser is not constant, and the relative amounts of fees paid to the various sub-advisers of a Fund may fluctuate. These internal fluctuations, however, will not affect the total advisory fees paid by a Fund, which will remain fixed on the terms described below. The Adviser may, however, determine in its discretion to waive a portion of its fee if there are internal fluctuations in the fee. Because the Adviser will pay each sub-adviser’s fees out of its own fees from the Funds, there will not be any “duplication” of advisory fees paid by the Funds.

For the year ended December 31, 2013, the Adviser provided services and assumed expenses pursuant to the amended Investment Advisory Agreement for which it received a fee based on each Fund’s average daily net assets, computed daily and payable monthly, at the following annual rates:

Fund	Rate on the First $1 Billion of Average Daily Net Assets	Rate on Average Daily Net Assets in Excess of $1 Billion
Equity Fund*	0.70%*	0.60%*
Balanced Fund**	0.55%**	0.45%**
Income Fund	0.55%	0.45%
Small Cap Fund***	1.15%***	1.05%***
International Equity Fund****	1.00%****	0.90%****
Socially Responsible Fund	0.85%	0.75%

*
The Equity Fund invests in shares of the Large Company Growth Portfolio and the Large Company Value Portfolio. The Adviser will only receive directly from the Equity Fund a fee based on the average daily net assets of the Equity Fund that are not invested in the Large Company Growth Portfolio and the Large Company Value Portfolio.

**
The Balanced Fund operates under a fund of funds structure, primarily investing in shares of underlying funds. The Adviser will only receive directly from the Balanced Fund a fee based on the average daily net assets of the Balanced Fund that are not invested in the Income Fund, the Large Company Growth Portfolio, the Large Company Value Portfolio, the Small Company Growth Portfolio, the Small Company Value Portfolio and the Wilshire International Equity Fund.

***
The Small Cap Fund invests in shares of the Small Company Growth Portfolio and the Small Company Value Portfolio. The Adviser will only receive directly from the Small Cap Fund a fee based on the average daily net assets of the Small Cap Fund that are not invested in the Small Company Growth Portfolio or the Small Company Value Portfolio.

****
The International Equity Fund invests in shares of the Wilshire International Equity Fund. The Adviser will only receive directly from the International Equity Fund a fee based on the average daily net assets of the International Equity Fund that are not invested in the Wilshire International Equity Fund.

For the year ended December 31, 2013, the Adviser waived fees in the amounts listed below. The Adviser cannot recoup amounts of any investment advisory fees waived. Effective November 1, 2013, the Adviser and the Trust on behalf of the Small Cap and International Equity Funds entered into a Management Fee Waiver Agreement pursuant to which the Adviser agrees to waive 0.20% of its management fee, based on the average daily net assets of a Fund that are not invested in the Wilshire Mutual Funds. This agreement continues through at least April 30, 2014.

Fund	Advisory Fees Waived	Rate on Average Daily Net Assets
Small Cap Fund	$50,628	0.13%
International Equity Fund	68,731	0.17%

SEI Investments Global Funds Services (“SEI”) serves as the Trust’s administrator and accounting agent pursuant to an administration agreement dated May 30, 2008. DST Systems, Inc. serves as the Trust’s transfer agent and dividend disbursing agent. Northern Trust serves as the Trust’s Custodian. SEI Investments Distribution Co. (the “Distributor”) serves as the Trust’s distributor.

57

Wilshire Variable Insurance Trust Notes to Financial Statements - (Continued) December 31, 2013

Officers and Trustees’ expenses — The officers of the Trust are affiliated with and receive remuneration from the Adviser. The Trust does not pay any remuneration to its officers. The Trust and the Wilshire Mutual Funds, Inc. together pay each independent trustee an annual retainer of $18,000, an annual additional Board chairperson retainer of $12,000, a Board in-person meeting fee of $2,000, a Board telephonic meeting fee of $1,000, an annual Committee member retainer of $8,000, an annual Committee chairperson retainer of $8,000 in lieu of the $4,000 Committee member retainer, and a Committee telephonic meeting fee of $500.

4. Distribution Plan, Shareholder Services Plan and Fees Paid Indirectly.

The Funds have adopted a Rule 12b-1 distribution and shareholder services plan (the “Distribution Plan”). Pursuant to the Distribution Plan with the Funds, the Distributor receives a distribution and shareholder services fee, payable by each Fund. The Distributor uses the fee to pay for distribution-related and shareholder services for the Funds. Under the Distribution Plan, each Fund will pay to the Distributor a shareholder/distribution services fee computed at the annual rate of 0.25% of average daily net assets attributable to each Fund. The Balanced Fund pays a distribution and shareholder services fee on all of its assets except for those assets invested in the Income Fund.

Fees Paid Indirectly — The Trust has entered into a brokerage commission recapture program with the Distributor, pursuant to which a portion of the Funds’ commissions generated from transactions directed to the Distributor are used to reduce the Funds’ expenses. Under such program, the Distributor, as introducing broker, retains a portion of the Funds’ commissions.

Such commissions rebated to the Funds for the year ended December 31, 2013 were as follows:

Equity Fund	$6,425
Small Cap Fund	3,108
$9,533

For the year ended December 31, 2013, the Distributor retained the following commissions:

Equity Fund	$2,583
Small Cap Fund	1,333

5. Security Transactions.

For the year ended December 31, 2013, aggregate cost of purchases and proceeds from sales of securities, other than affiliated investments, short-term investments and U.S. Government securities, were as follows:

Fund	Purchases	Proceeds from Sales
Equity Fund	$487,650,486	$504,201,528
Income Fund	9,724,869	9,342,912
Small Cap Fund	102,369,706	105,664,565
International Equity Fund	80,594,912	107,339,930
Socially Responsible Fund	10,768,586	15,937,695

Purchases and sales of U.S. Government securities during the year ended December 31, 2013 were:

Fund	Purchases	Proceeds from Sales
Income Fund	$219,204,673	$224,323,556

58

Wilshire Variable Insurance Trust Notes to Financial Statements - (Continued) December 31, 2013

Purchases and sales of affiliated investments during the year ended December 31, 2013, and value as of December 31, 2013 were:

Fund	Value as of December 31, 2013	Purchases	Proceeds from Sales	Realized Gain (Loss)	Income Distributions	Capital Gain Distributions
Equity Fund
Wilshire International Equity Fund	$—	$—	$108,422,535	$23,658,411	$—	$—
Wilshire Large Company Growth Portfolio	75,513,740	70,811,618	3,696,202	357,400	124,988	5,563,887
Wilshire Large Company Value Portfolio	75,122,383	66,375,354	4,630,689	445,038	638,293	267,155
Balanced Fund
Wilshire International Equity Fund	26,527,250	26,443,458	83,299,949	18,005,889	325,958	565,946
Wilshire Large Company Growth Portfolio	35,185,820	33,248,678	1,976,806	167,251	58,218	2,592,417
Wilshire Large Company Value Portfolio	35,453,521	31,122,245	1,976,806	204,588	301,238	126,082
Wilshire Small Company Growth Portfolio	9,267,535	7,860,563	494,202	66,978	16,315	186,772
Wilshire Small Company Value Portfolio	9,491,113	8,042,396	494,202	58,681	25,333	248,953
Wilshire Variable Insurance Trust Income Fund	41,957,179	979,086	5,699,791	(180,740)	979,086	—
Wilshire Variable Insurance Trust International Equity Fund	—	—	25,551,553	262,113	—	—
Small Cap Fund
Wilshire Small Company Growth Portfolio	14,741,195	13,433,554	676,901	87,802	25,952	297,085
Wilshire Small Company Value Portfolio	15,368,088	13,734,080	676,901	81,426	41,019	403,108
International Equity Fund
Wilshire International Equity Fund	19,096,110	19,193,971	524,587	5,137	234,647	407,405

6. Securities Lending.

The Funds, except for the Balanced Fund, may seek additional income by lending their securities on a short-term basis to banks, brokers and dealers in return for cash collateral, which is invested in short-term securities. A Fund may return a portion of the interest earned to the borrower or a third party which is unaffiliated with the Trust and acting as a “placing broker.” A Fund receives compensation for lending securities in the form of fees. A Fund also continues to receive dividends on the securities loaned. Security loans are secured at all times by collateral. It is the Trust’s policy that the collateral be equal to at least 102% of the market value of the securities loaned (105% if the collateral and securities loaned are denominated in different currencies) plus accrued interest when the transaction is entered into, and that the collateral supporting loans be remarked daily. However, due to market fluctuations during the day, the value of securities loaned on a particular day may, during the course of the day, exceed the value of collateral. On each business day, the amount of collateral is adjusted based on the prior day’s market fluctuations and the current day’s lending activity. Gain or loss in the market price of the securities loaned that may occur during the term of the loan are reflected in the value of the Fund. The risks from securities lending are that the borrower may not provide additional collateral when required or return the securities when due or when called for by the Fund. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of securities loans were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. Northern Trust acts as the securities lending agent for the Funds. The value of the securities on loan and the value of the related collateral at December 31, 2013 are shown on the Statement of Assets and Liabilities. The Northern Trust Institutional Liquid Asset Fund was purchased with proceeds from collateral received

59

Wilshire Variable Insurance Trust Notes to Financial Statements - (Continued) December 31, 2013

from securities on loan. At December 31, 2013, $15,876,420, $7,148,953, $7,402,558, $2,803,260 and $12,833,116 of this cash equivalent represents the collateral received for securities on loan in the Equity Fund, Income Fund, Small Cap Fund, International Equity Fund, and Socially Responsible Fund, respectively.

7. Significant Shareholder Activity.

On December 31, 2013, the Funds had the following concentrations of shareholders holding 10% or more of the outstanding shares of the Funds. These represent omnibus shareholder accounts.

Fund
Equity Fund (1 omnibus shareholder)	87%
Balanced Fund (1 omnibus shareholder)	100%
Income Fund (2 omnibus shareholders)	100%
Small Cap Fund (1 omnibus shareholder)	100%
International Equity Fund (1 omnibus shareholder)	100%
Socially Responsible Fund (1 omnibus shareholder)	100%

8. Tax Information.

No provision for Federal income taxes is required because each Fund has qualified, and intends to continue to qualify, as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and distributes to shareholders all of its taxable income and gains. Federal income tax regulations differ from accounting principles generally accepted in the United States of America; therefore, distributions determined in accordance with tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences.

The Funds evaluate tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether it is “more-likely than-not” (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Funds did not record any tax provision in the current period. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., the last 3 tax year ends, as applicable), on-going analysis of and changes to tax laws, regulations and interpretations thereof.

The federal tax cost, unrealized appreciation and depreciation at December 31, 2013 for each Fund are as follows (excluding TBA sales commitments):

Fund	Tax Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Equity Fund	$207,001,357	$29,761,683	$(576,039)	$29,185,644
Balanced Fund	143,308,721	15,095,655	(389,764)	14,705,891
Income Fund	90,846,149	1,473,304	(2,009,209)	(535,905)
Small Cap Fund	45,025,266	7,279,008	(184,980)	7,094,028
International Equity Fund	38,800,341	456,133	(339,505)	116,628
Socially Responsible Fund	48,300,979	21,231,284	(404,498)	20,826,786

The differences between book and tax-basis unrealized appreciation (depreciation) are attributable primarily to the tax deferral of losses on wash sales and investment in master limited partnerships on all Funds.

60

Wilshire Variable Insurance Trust Notes to Financial Statements - (Continued) December 31, 2013

The Funds intend to retain realized gains to the extent of available capital loss carryforwards. At December 31, 2013, the following Funds had available for Federal income tax purposes unused capital losses as follows:

	Expiring December 31,
Fund	2016	2017	2018
Equity Fund	$—	$73,587,712	$—
Balanced Fund	—	255,919	—
International Equity Fund	—	4,016,453	387,494
Socially Responsible Fund	—	11,816,430	—

Under the Regulated Investment Company Modernization Act of 2010, the Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. Losses carried forward under those new provisions are as follows:

Fund	Short-Term Loss	Long-Term Loss	Total
Income Fund	$656,729	$158,485	$815,214

During the year ended December 31, 2013, the Equity Fund, Balanced Fund, Income Fund, Small Cap Fund, International Equity Fund and Socially Responsible Fund utilized capital loss carryforwards of $41,697,085, $20,819,638, $350,246, $5,906,232, $8,787,840 and $4,866,871, respectively, to offset capital gains.

The tax character of distributions declared during the years ended December 31, 2013 and 2012 were as follows:

Fund	2013 Ordinary Income	2013 Capital Gains	2012 Ordinary Income	2012 Capital Gains
Equity Fund	$3,009,664	$—	$1,571,504	$—
Balanced Fund	2,515,446	—	5,214,285	—
Income Fund	1,673,436	—	2,465,369	—
International Equity Fund	277,772	—	1,271,685	—
Socially Responsible Fund	552,912	—	415,769	—

At December 31, 2013, the components of distributable earnings/(accumulated losses) on a tax basis were as follows:

	Equity Fund	Balanced Fund	Income Fund	Small Cap Fund	International Equity Fund	Socially Responsible Fund
Undistributed ordinary income	$—	$2,212,891	$1,331,917	$—	$659,707	$337,147
Undistributed long-term capital gain	—	—	—	2,981,734	—	—
Capital loss carryforwards	(73,587,712)	(255,919)	(815,214)	—	(4,403,947)	(11,816,430)
Unrealized appreciation/(depreciation)	29,185,644	14,705,891	(533,674)	7,094,028	132,988	20,826,786
Other Temporary Differences	(1)	14	3	1	(2)	(1)
Total distributable earnings/(accumulated losses)	$(44,402,069)	$16,662,877	$(16,968)	$10,075,763	$(3,611,254)	$9,347,502

61

Wilshire Variable Insurance Trust Notes to Financial Statements - (Continued) December 31, 2013

9. Reclassifications

Accounting principles generally accepted in the United States of America require that certain components of net assets be reclassified between financial and tax reporting. The reclassifications primarily include short term capital gains from Registered Investment Company investments, net investment loss, paydown adjustments, investment in foreign currency and investment in PFICs. These reclassifications have no effect on net assets or net asset values per share. As of December 31, 2013, the reclassifications were as follows:

Fund	Increase/(Decrease) Paid-in Capital	Increase/(Decrease) Undistributed Investment Income	Increase/(Decrease) Net Realized Capital Gains/(Losses)
Equity Fund	$(39)	$1,853,623	$(1,853,584)
Balanced Fund	—	917,557	(917,557)
Income Fund	—	281,523	(281,523)
Small Cap Fund	(88,042)	209,835	(121,793)
International Equity Fund	—	167,070	(167,070)
Socially Responsible Fund	—	(9,779)	9,779

10. In-Kind Transfers.

During the year ended December 31, 2013, the Funds issued and redeemed shares of beneficial interest through affiliated in-kind transfers of investment securities and cash. The securities were transferred at their current value on the date of such transactions.

Contributing Fund	Receiving Fund	Date of Transfer	Value of Investment Securities	Cash	Total Assets	Shares Issued/ (Redeemed)	Realized Gain/(Loss) Earned from Contributing Fund
Equity Fund	Large Company Growth Portfolio	4/8/2013	$64,025,634	$1,097,110	$65,122,744	1,695,627	$2,590,858
Equity Fund	Large Company Value Portfolio	4/8/2013	64,037,268	1,432,638	65,469,906	3,690,691	3,344,532
Balanced Fund	Large Company Growth Portfolio	4/8/2013	29,580,794	1,017,251	30,598,045	796,693	(251,486)
Balanced Fund	Large Company Value Portfolio	4/8/2013	29,678,783	1,016,141	30,694,924	1,730,344	(122,322)
Balanced Fund	Small Company Growth Portfolio	4/8/2013	7,279,152	378,324	7,657,476	366,985	(82,358)
Balanced Fund	Small Company Value Portfolio	4/8/2013	7,139,924	628,186	7,768,110	396,745	15,070
Balanced Fund	Wilshire International Equity Fund	4/3/2013	—	25,551,553	25,551,553	2,817,958	—
Balanced Fund	International Equity Fund	4/3/2013	—	25,551,553	25,551,553	(2,005,538)	—
Small Cap Fund	Small Company Growth Portfolio	4/8/2013	6,996,577	167,384	7,163,961	343,333	1,035,447
Small Cap Fund	Small Company Growth Portfolio	9/18/2013	5,845,013	101,543	5,946,556	236,068	1,058,636
Small Cap Fund	Small Company Value Portfolio	4/8/2013	6,862,541	367,373	7,229,914	369,257	104,637
Small Cap Fund	Small Company Value Portfolio	9/18/2013	5,933,650	126,389	6,060,039	267,551	466,397
International Equity Fund	Wilshire International Equity Fund	4/2/2013	5,931,173	—	5,931,173	645,387	(1,951,869)
International Equity Fund	Wilshire International Equity Fund	10/9/2013	7,140,649	212,010	7,352,658	784,702	933,113
International Equity Fund	Wilshire International Equity Fund	10/31/2013	5,038,472	229,614	5,268,087	539,763	91,639
Wilshire International Equity Fund	Equity Fund	4/2/2013	108,142,870	279,665	108,422,535	(11,797,754)	22,029,945
Wilshire International Equity Fund	Balanced Fund	4/2/2013	77,077,919	212,167	77,290,086	(8,455,321)	25,597,135

62

Wilshire Variable Insurance Trust Notes to Financial Statements - (Continued) December 31, 2013

11. Indemnifications.

In the normal course of business, the Trust on behalf of the Funds enters into contracts that provide general indemnifications. The Funds’ maximum exposure under these arrangements is dependent on claims that may be made against the Funds in the future and, therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.

12. Risks.

Credit risk — The Income Fund invests primarily in debt instruments. The issuers’ ability to meet their obligations may be affected by the recent economic developments. In addition, the Income Fund’s investments are subject to credit risk, which is the risk that an issuer will be unable, or will be perceived to be unable, to repay its obligations at maturity. Funds that invest primarily in high quality securities generally are subject to less credit risk than funds that invest in lower quality securities. Certain securities are backed by credit enhancements from various financial institutions and financial guarantee assurance agencies. These credit enhancements reinforce the credit quality of the individual securities; however, if any of the financial institutions or financial guarantee assurance agencies’ credit quality should deteriorate, it could cause the individual security’s credit quality to change. Additionally, if the Income Fund concentrates its credit enhancements in any one financial institution, the risk of credit quality deterioration increases. The value of asset-backed securities may be affected by the credit risk of the servicing agent for the pool, the originator of the loans or receivables, or the financial institution(s) providing the credit support. In addition to credit risk, asset-backed securities and other securities with early redemption features are subject to pre-payment risk. During periods of declining interest rates, prepayment of loans underlying asset-backed securities can be expected to accelerate or an issuer may retire an outstanding bond early to reduce interest costs. The Income Fund’s ability to maintain positions in such securities will be affected by reductions in the principal amount of such securities resulting from prepayments, and its ability to reinvest the returns of principal at comparable yields is subject to generally prevailing interest rates at that time. Since the Balanced Fund invests in the Income Fund, the Balanced Fund is indirectly subject to these risks.

Counterparty credit risk — Counterparty credit risk is the risk that a counterparty to a financial instrument will fail on a commitment that it has entered into with the Funds. The Funds’ sub-advisers seek to minimize counterparty credit risk by monitoring the creditworthiness of each counterparty on an ongoing basis.

Foreign security risk — The Income and International Equity Funds invest in securities of foreign issuers in various countries. These investments may involve certain considerations and risks not typically associated with investments in the United States, as a result of, among other factors, the possibility of future political and economic developments and the level of governmental supervision and regulation of securities markets in the respective countries. The market values of the Income and International Equity Funds’ investments will change in response to interest rate changes and other factors. During periods of falling interest rates, the values of fixed income securities generally rise. Conversely, during periods of rising interest rates, the values of such securities generally decline. Changes by recognized rating agencies in the ratings of any fixed income security and in the ability of an issuer to make payments of interest and principal may also affect the value of these investments. Also, the ability of the issuers of debt securities held by the Income Fund to meet their obligations may be affected by economic and political developments in a specific country, industry or region. Since the Balanced Fund invests in the Income Fund and the Wilshire International Equity Fund, the Balanced Fund is indirectly subject to these risks.

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Wilshire Variable Insurance Trust Notes to Financial Statements - (Continued) December 31, 2013

13. Contingencies.

The Equity Fund and Socially Responsible Fund were named as defendants and putative members of a proposed defendant class of shareholders in a lawsuit filed on December 7, 2010, in the U.S. Bankruptcy Court for the District of Delaware and on March 6, 2012, in the District Court for the Southern District of New York, in connection with Tribune Company’s Chapter 11 bankruptcy proceeding. The 2010 lawsuit was brought by the Official Committee of Unsecured Creditors of the Tribune Company and the 2012 lawsuit was brought by Deutsche Bank, as trustee for senior noteholders of Tribune Company. Both lawsuits relate to a leveraged buyout transaction by which Tribune Company converted to a privately-held company in 2007 less than a year prior to Tribune Company’s bankruptcy filing. The putative defendant class is comprised of beneficial owners of shares of Tribune Company who meet certain jurisdictional requirements and received proceeds of the leveraged buyout. The plaintiffs seek to recover those proceeds, together with interest and attorneys’ fees and expenses, as fraudulent transfers under the Bankruptcy Act or various state laws. In September 2013, the District Court dismissed the 2012 lawsuit and this decision is on appeal to the Second Circuit Court of Appeals. The 2010 lawsuit continues in the District Court. The Adviser does not expect the Funds to be materially impacted by the lawsuits.

14. New Accounting Pronouncement.

In June 2013, the Financial Accounting Standards Board issued an update (“ASU 2013-08”) to ASC Topic 946, Financial Services - Investment Companies (“Topic 946”). ASU 2013-08 amends the guidance in Topic 946 for determining whether an entity qualifies as an investment company and requires certain additional disclosures. ASU 2013-08 is effective for interim and annual reporting periods in fiscal years that begin after December 15, 2013. Management is currently evaluating the impact, if any, of ASU 2013-08 on the Funds’ financial statements.

15. Subsequent Event Evaluation.

The Funds have evaluated the need for additional disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no additional disclosures or adjustments were required to the financial statements.

64

Wilshire Variable Insurance Trust Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Wilshire Variable Insurance Trust and Shareholders of Equity Fund, Balanced Fund, Income Fund, Small Cap Fund (formerly the Small Cap Growth Fund), International Equity Fund and Socially Responsible Fund:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Equity Fund, Balanced Fund, Income Fund, Small Cap Fund (formerly the Small Cap Growth Fund), International Equity Fund and Socially Responsible Fund (six series of Wilshire Variable Insurance Trust, hereafter referred to as the “Funds”) at December 31, 2013, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania
February 28, 2014

65

Wilshire Variable Insurance Trust Additional Fund Information

A listing of the Trustees and Officers of the Trust, their ages and their principal occupations for the past five years is presented below. The address of each Trustee and Officer is 1299 Ocean Avenue, Suite 700, Santa Monica, California 90401.

Name and Age	Position Held With The Trust	Term Of Office(1) and Length of Time Served	Principal Occupations During the Past Five Years	Number of Funds/Funds in Complex Overseen by Trustee	Other Directorships Held by Trustee
NON-INTERESTED TRUSTEES
Margaret M. Cannella, 62	Trustee	Since 2011	Adjunct Professor, Columbia Business School. Formerly, Managing Director, Head, Global Credit Research and Corporate Strategy, JPMorgan Securities, Inc. and Managing Director, Head US Corporate Research, JP Morgan Securities, Inc.	15
Wilshire Mutual Funds, Inc. (6 Funds); Schroder Series Trust; Schroder Global Series Trust; Schroder Capital Funds (Delaware); CHF Finance International (for profit joint venture of the World Bank and CHF); Advanced Pierre Foods; Princeton-in-Asia

Roger A. Formisano, 65	Trustee	Since 2002	Vice President, University Medical Foundation, 2006- Present; formerly Director, The Center for Leadership and Applied Business, UW-Madison School of Business; Principal, R.A. Formisano & Company, LLC	15	Integrity Mutual Insurance Company, Wilshire Mutual Funds, Inc. (6 Funds)
Edward Gubman, 62	Trustee	Since 2011	Founder and Principal, Strategic Talent Solutions	15	Wilshire Mutual Funds, Inc. (6 Funds)
Suanne K. Luhn, 59	Trustee	Since 2008	Retired; formerly Chief Compliance Officer, Bahl & Gaynor (investment adviser) (1990 to 2006)	15	Wilshire Mutual Funds, Inc. (6 Funds)
George J. Zock, 63	Trustee, Chairman of the Board	Since 1996; Trustee of Predecessor Funds from 1995 to 1996	Independent Consultant; Consultant, Horace Mann Service Corporation (2004 to 2005); Executive Vice President, Horace Mann Life Insurance Company and Horace Mann Service Corporation (1997 to 2003).	15	Wilshire Mutual Funds, Inc. (6 Funds)

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Wilshire Variable Insurance Trust Additional Fund Information - (Continued)

Name and Age	Position Held With The Trust	Term Of Office(1) and Length of Time Served	Principal Occupations During the Past Five Years
OFFICERS
Jason Schwarz, 39	President	Since 2012	President, Wilshire Funds Management Group (since 2005)
Reena S. Lalji, 42	Secretary	Since 2009	Managing Director and General Counsel, Wilshire Associates Incorporated
James E. St. Aubin, 36	Vice President	Since 2009	Managing Director, Wilshire Associates Incorporated
Helen Thompson, 46	Chief Compliance Officer Vice President	Since 2013 Since 2008	Managing Director, Wilshire Associates Incorporated. (since 2003)
Michael Wauters, 48	Treasurer	Since 2009	Chief Financial Officer, Wilshire Associates Incorporated (since 2009)
Nathan R. Palmer, 38	Vice President	Since 2011	Managing Director, Wilshire Associates Incorporated; Senior Investment Management Associate, Convergent Wealth Advisors (2009-2010)

(1)
Each Trustee serves until the next shareholders’ meeting (and until the election and qualification of a successor), or until death, resignation, removal (as provided in the Trust’s Declaration of Trust) or retirement which takes effect no later than the May 1 following his or her 70th birthday. Officers are elected by the Board on an annual basis to serve until their successors have been elected and qualified.

The Trust’s Statement of Additional Information includes additional information about the Trustees of the Trust and is available, without charge, upon request, by calling 1-888-200-6796.

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Wilshire Variable Insurance Trust Additional Fund Information - (Continued)

Information on Proxy Voting

The SEC has adopted the requirement that all funds file their complete proxy voting records with the SEC on an annual basis on Form N-PX. Such filing, for the 12-month period ended June 30, must be made no later than August 31 of each year.

A description of policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities, along with each Fund’s proxy voting record relating to portfolio securities held during the most recent 12-month period ended June 30 is available at no charge, upon request by calling 1-888-200-6796, or on the SEC’s website at http://www.sec.gov.

Information on Form N-Q

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q within sixty days after the end of period. The Trust’s Forms N-Q are available on the SEC’s website at http://www.sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090.

Householding Policy

In order to reduce printing and mailing expenses, only one copy of each prospectus, annual and semi-annual report will be sent to all related accounts at a common address, unless you have indicated otherwise on your Account Application. Contract Owners may revoke their consent to householding at any time by calling 1-800-999-1030. Upon receipt of a Contract Owner’s revocation, the Trust will begin mailing individual copies of the above-referenced documents to the Contract Owner’s attention within 30 days.

68

Wilshire Variable Insurance Trust Board Approval of Advisory and Subadvisory Agreements

During the six months ended December 31, 2013, the Board of Trustees (the “Board”) of Wilshire Variable Insurance Trust (the “Trust”) approved the renewal for an additional one-year term of the Trust’s advisory agreement (the “Advisory Agreement”) with Wilshire Associates Incorporated (“Wilshire” or the “Adviser”) on behalf of the Equity Fund, Socially Responsible Fund, Small Cap Fund, Income Fund, International Equity Fund and Balanced Fund (the “Funds”). The Board also approved the subadvisory agreement between Wilshire and WCM Investment Management (“WCM”) (International Equity Fund) and approved the renewal for additional one-year terms of subadvisory agreements between Wilshire and each of the following subadvisers: ClearBridge Investments, LLC (“ClearBridge”) (Socially Responsible Fund), Los Angeles Capital Management and Equity Research, Inc. (“LA Capital”) (Small Cap Fund), PanAgora Asset Management, Inc. (“PanAgora”) (International Equity Fund), Ranger Investment Management L.P. (“Ranger”) (Small Cap Fund), Thomas White International, Ltd. (“Thomas White”) (International Equity Fund), Western Asset Management Company (“Western Asset”) (Income Fund) and Western Asset Management Company Limited (“Western Asset Limited”) (Income Fund). In the following text, the subadvisers are referred to as “Subadvisers” and the subadvisory agreements between Wilshire and each Subadviser are referred to as “Subadvisory Agreements.”

The information in this summary outlines the Board’s considerations associated with its approval of the Advisory Agreement and each of the Subadvisory Agreements. In connection with its deliberations regarding the approval of these relationships, the Board considered such information and factors as it believed to be relevant. As described below, the Board considered the nature, extent and quality of the services performed by Wilshire and performed or to be performed by the Subadvisers under the advisory arrangements; with respect to Wilshire, comparative fees and expense ratios; the profits to be realized by Wilshire and the Subadvisers; the extent to which Wilshire realizes and the Subadvisers realize or will realize economies of scale as a Fund grows; and whether any fall-out benefits are being realized by Wilshire and are being or will be realized by the Subadvisers. In considering these matters, the Board was advised with respect to relevant legal standards by independent counsel. In addition, the Trustees who are not “interested persons” of the Trust as defined in the Investment Company Act of 1940 (the “Independent Trustees”) discussed the renewal of the Advisory Agreement with management and in private sessions with counsel at which no representatives of Wilshire were present and discussed the approval of the Subadvisory Agreements with management and in private sessions with counsel at which no representatives of the Subadvisers were present.

As required by the Investment Company Act of 1940, each approval was confirmed by the unanimous separate vote of the Independent Trustees. In deciding to approve the Advisory Agreement and each Subadvisory Agreement, the Board did not identify any single factor as controlling and this summary does not describe all of the matters considered. However, the Board concluded that each of the various factors referred to below favored such approval.

Information Requested and Received

The Board, including all the Independent Trustees, considered the approval of the Subadvisory Agreements pursuant to a process that concluded at the Board’s August 23, 2013 meeting and the renewal of the Advisory Agreement pursuant to a process that concluded at the Board’s November 20, 2013 meeting, in each case following an extensive process. At the direction of the Independent Trustees, counsel to the Trust and the Independent Trustees sent memoranda to the Adviser requesting information regarding the Advisory and Subadvisory Agreements to be provided to the Trustees in advance of meetings of the Independent Trustees held prior to the Board meetings on August 23, 2013 and November 20, 2013, respectively.

In response to the request for information, the Trustees received information from the Adviser as to each of the Funds describing: (i) the nature, extent and quality of services provided; (ii) the investment performance of each Fund as provided by Wilshire based upon data gathered from the Morningstar Direct database (“Morningstar”), along with the comparison to its benchmark index; (iii) the costs of services provided and estimated profits realized by the Adviser; (iv) the extent to which economies of scale are realized; (v) any economies of scale realized by the Adviser and any sharing of such for the benefit of Fund shareholders; (vi) comparisons of services rendered and amounts paid by other registered investment companies as provided by Wilshire based upon data gathered from Morningstar, and (vii) benefits realized by the Adviser from its relationship with each Fund. The Trustees received information from the Adviser regarding the factors underlying its recommendations to approve each Subadvisory Agreement. The Trustees also received information from each Subadviser as to each Fund it managed or would manage describing: (i) the nature, extent and quality of services provided or to be provided; (ii) for current Subadvisers, the investment performance of the Subadviser in connection with the Fund, and for WCM, the investment performance for products managed by WCM that are similar to the Fund; (iii) the financial condition of the Subadviser; (iv) the extent to which economies of scale are realized as a Fund grows; (v)

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Wilshire Variable Insurance Trust Board Approval of Advisory and Subadvisory Agreements (Continued)

whether fee levels reflect any possible economies of scale for the benefit of Fund shareholders; (vi) where applicable, comparisons of services rendered and amounts paid by other registered investment companies and any comparable advisory clients; and (vii) benefits realized or to be realized by the Subadviser from its relationship with the Fund. At each meeting, the Independent Trustees also received a memorandum from counsel describing their duties in connection with contract approvals, and they were assisted in their review by independent legal counsel.

As a part of its evaluation, the Board considered the assessment of performance made by the Investment Committee (which is comprised solely of Independent Trustees), which met on August 22, 2013 and November 19, 2013, respectively, to review data on the Subadvisers’ performance and data Wilshire had prepared on performance. Based upon its performance evaluation of all materials provided, the Board concluded that it was in the best interests of each Fund to approve the Advisory Agreement and each Subadvisory Agreement.

Nature, Extent and Quality of Services – Wilshire

With respect to the nature, extent and quality of services provided by the Adviser, the Board reviewed the functions performed by the Adviser, noting that the Adviser performs administrative functions on behalf of the Funds and engages and oversees subadvisers to manage the assets of the Funds, except for the Balanced Fund, which has a fund-of-funds structure whereby it invests in shares of certain funds advised by Wilshire. The Board considered the experience and skills of the senior management leading Fund operations, the experience and skills of the personnel performing the functions under the Advisory Agreement and the resources made available to such personnel. The Board considered the recent transition in senior management personnel and determined that the current personnel had the requisite skill sets. The Board also considered the compliance program established by the Adviser and the level of compliance maintained for the Funds. The Board concluded that appropriate resources were being provided under the agreement to administer the Trust’s affairs. The Board reviewed the processes used by the Adviser to select, monitor and replace subadvisers. The Board concluded that the Adviser was successful in negotiating favorable subadvisory agreements on behalf of the subadvised Funds. The Board concluded that the Adviser had a robust system in place for selecting, monitoring and terminating subadvisers, which system appeared to be reasonable. The Board also reviewed the Adviser’s financial condition, and considered the financial support provided by the Adviser to the Small Cap Fund and the International Equity Fund pursuant to a management fee waiver agreement. Based upon all relevant factors, the Board concluded that the nature, quality and extent of the services provided by the Adviser to each Fund support renewal of the contract.

The Board reviewed information on the performance of each Fund for the annualized one , three , five- and ten-year periods ended September 30, 2013, as applicable, along with the performance information of a peer group of funds determined by Wilshire based upon the Morningstar database and in comparison to each Fund’s benchmark for the same periods ended September 30, 2013. For the Equity Fund, the Board noted that, although the Fund underperformed the median of its peer group and its benchmark for the one-, three-, five- and ten-year periods, the Equity Fund outperformed its benchmark for the quarter ended September 30, 2013 and the performance for the year to date ended September 30, 2013 was improving. For the Balanced Fund, the Board noted that, although the Fund underperformed the median of its peer group for the five- and ten-year periods and the benchmark for the one-, three, five- and ten-year periods, the Fund outperformed the median of its peer group for the one-year period and had competitive performance relative to its peer group for the three-year period. For the Small Cap Fund, the Board noted that, although the Fund underperformed the median of its peer group for the five- and ten-year periods, the Fund’s performance was competitive relative to its peer group for the one- and three-year periods. The Board also noted that the Small Cap Fund underperformed its benchmark for the one-, three- five- and ten-year periods but outperformed its benchmark for the quarter and year-to-date periods ended September 30, 2013. In addition, the Board noted that the Small Cap Fund’s investment mandate was changed from small cap growth to small cap blend in April 2013 and its benchmark was changed to the Russell 2000 Index at the same time, and that the Fund’s peer group and benchmark for contract review purposes are small cap blend and the Russell 2000 Index, respectively. For the Socially Responsible Fund, the Board noted that the Fund underperformed the median of its peer group and its benchmark for the one-, three-, five- and ten-year periods. However, the Board noted that the Socially Responsible Fund’s performance relative to its benchmark was improving for the quarter and year-to-date periods ended September 30, 2013. For the International Equity Fund, the Board noted that for the one-, three-, five- and ten-year periods, the Fund underperformed the median of its peer group and benchmark. The Board took into consideration the Adviser’s explanation that the deviation in performance was due to the International Equity Fund having a larger allocation to emerging markets, which underperformed developed markets, than the peer group. For the Income Fund, the Board

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Wilshire Variable Insurance Trust Board Approval of Advisory and Subadvisory Agreements (Continued)

noted that the Fund outperformed the median of its peer group and benchmark for the three- and five-year periods and that performance had been competitive relative to its peer group and benchmark for the one- and ten-year periods. The Board also noted the Adviser’s explanation that the deviation in performance for the one-year period was due to the Income Fund’s slightly longer duration relative to the peer group. Based upon the above, the Board determined that, for each Fund, performance either met expectations or, given the circumstances, it was in the best interests of the Fund to continue the Advisory Agreement while the Board continues to monitor performance.

Advisory Fees

The Board reviewed each Fund’s advisory fee and total expense ratio and reviewed information comparing the actual advisory fee paid and total expense ratio to those of the peer group of funds. The Board concluded that for all Funds, other than the Socially Responsible Fund, the actual fees paid were in a competitive range with each Fund’s peer group. The Board noted that although the Small Cap Fund has a relatively higher net advisory fee in comparison to its peer group, the advisory fee charged to the Fund is primarily driven by the subadvisory fee paid, which the Board concluded was at a competitive level. The Board also noted that the advisory fee is not assessed on assets invested in other mutual funds. For the Socially Responsible Fund, the Board noted the small number and the disparate nature of the funds included in the peer group, which the Board determined caused the peer group to be less relevant. Therefore, the Board also took into consideration the contractual fees for the management of the other large blend fund of the Trust and the additional value and costs of the social screen process in evaluating the appropriateness of the fee. The Board also noted that pursuant to a management fee waiver agreement with the Adviser, the Adviser waives a portion of its advisory fees with respect to the Small Cap Fund and the International Equity Fund. As to total expenses, the Board noted that total expenses are influenced by the small size of the complex. The Board received information regarding contractual fees charged by the Adviser to other registered investment companies advised by the Adviser that were similar to the Funds and determined such fees were within a reasonable range to those of the applicable Funds. The Board concluded that the advisory fee for each Fund was reasonable and appropriate in amount.

Profitability to Wilshire and Economies of Scale

With respect to the profitability of the Advisory Agreement, the Board primarily considered the fee structure of the Advisory Agreement, including the costs of the services provided and the profits realized by the Adviser from its relationship with the Funds. The Board concluded that the profits realized by the Adviser were reasonable in comparison with the costs of providing investment advisory services to the Funds. In addition, the Board considered the extent to which economies of scale are realized and whether fee levels reasonably reflect economies of scale for the benefit of shareholders. The Board reviewed each Fund’s asset size, each Fund’s expense ratio, the advisory fee waivers currently in place and whether the investment process produced economies of scale. The Board noted that the advisory fee for all Funds includes a breakpoint. The Board concluded that each Fund’s advisory fee reasonably reflected appropriate recognition of any economies of scale.

Fall-Out Benefits – Wilshire

The Board considered the nature and amount of any benefits derived by the Adviser from its relationship with the Funds. The Board determined that the advisory fees were reasonable in light of these fall-out benefits.

Nature, Extent and Quality of Services – Subadvisers

As to each Subadvisory Agreement, the Board considered the nature, extent and quality of services provided or to be provided. The Board considered the reputation, qualifications and background of the Subadviser, investment approach of the Subadviser, the experience and skills of investment personnel responsible for the day-to-day management of each Fund, and the resources made available to such personnel. The Board also considered the Subadviser’s compliance with investment policies and general legal compliance. In addition, the Board considered the analysis provided under the Adviser’s oversight program, which concluded that each Subadviser was providing or would provide reasonable services and recommended that each Subadvisory Agreement for each Fund be approved.

The Board reviewed information comparing each Subadviser’s gross investment performance to a relevant benchmark. The Board noted that Ranger, with respect to the Small Cap Fund, had underperformed for the year-to-date period ended June 30, 2013, but determined it was appropriate to approve continuation of the Subadvisory Agreement since Ranger began managing the Fund in October 2011 and given the Adviser recommendation of approval and its commitment to monitor Ranger’s performance. With respect to LA Capital (Small Cap Fund), the Board noted that LA Capital’s investment mandate

71

Wilshire Variable Insurance Trust Board Approval of Advisory and Subadvisory Agreements (Continued)

was switched from small growth to small value during the quarter ended June 30, 2013 and, as a result, determined it was appropriate to approve continuation of the Subadvisory Agreement even though performance was too new to judge. The Board also noted that, although the Socially Responsible Fund had underperformed for the annualized one- and three-year periods ended June 30, 2013, it was appropriate to approve the continuation of ClearBridge’s Subadvisory Agreement given the Adviser’s recommendation of approval due to its satisfaction with the level of services provided and its belief that performance is in line with expectations since ClearBridge may underperform the benchmark in “bull markets.” The Board concluded that Western Asset and Western Asset Limited’s performance with respect to the Income Fund and Thomas White with respect to the International Equity Fund met acceptable levels of investment performance, exceeding the benchmark for all periods reviewed, and, therefore, was satisfactory. The Board also concluded that PanAgora’s performance with respect to the International Equity Fund met acceptable levels of investment performance, exceeding the benchmark for the one- and three-year periods ended June 30, 2012, and, therefore, was satisfactory. The Board determined to approve the Subadvisory Agreement with WCM with respect to the International Equity Fund, noting that WCM’s performance for managing products similar to the Fund exceeded the MSCI ACW ex US Index for the one-, three- and five-year periods ended June 30, 2013.

Subadvisory Fees

The Board considered each Fund’s subadvisory fees. The Board evaluated the competitiveness of the subadvisory fees based upon data supplied by each Subadviser about the fees charged to other clients. The Board also considered that the subadvisory fee rates were negotiated at arm’s length between the Adviser and each Subadviser, that the Adviser compensates the Subadviser from its fees, and that the aggregate advisory fee had been deemed reasonable by the Board.

For the Subadvisers that reported fees for “Other Clients” with comparable investment policies and services, the Board noted that most Subadvisers did not charge higher fees to the Adviser for the Funds than were charged to their Other Clients. For those Subadvisers where the fees charged to the Adviser were higher than that charged to Other Clients, the Board determined that the fees charged to the Adviser were competitive.

Based upon all of the above, the Board determined that the subadvisory fees for each Fund were reasonable.

Profitability to the Subadvisers

The Board noted that the Adviser compensates each Subadviser from its own advisory fees and that the fees were negotiated at arm’s length between the Adviser and each Subadviser. In addition, the Board noted that the revenues to the various Subadvisers were limited due to the size of the Funds. The Board took these factors into account in concluding that the subadvisory fees were reasonable.

Economies of Scale – Subadvisers

The Board considered whether there are economies of scale with respect to the subadvisory services provided to each Fund and whether the subadvisory fees reflect such economies of scale through breakpoints in fees. The Board also considered whether the effective subadvisory fee rate for each Fund under the Subadvisory Agreement is reasonable in relation to the asset size of such Fund. The Board concluded that the fee schedule for each Fund reflects an appropriate recognition of any economies of scale.

Fall-Out Benefits – Subadvisers

The Board also considered the character and amount of other incidental benefits received or to be received by each Subadviser. The Board considered each Subadviser’s soft dollar practices, as applicable. The Board concluded that, taking into account the benefits arising from these practices, the fees charged under each Subadvisory Agreement were reasonable.

Conclusion

Based upon all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreement and each Subadvisory Agreement are fair and reasonable and that the approval of the Advisory Agreement and each Subadvisory Agreement is in the best interests of each Fund.

72

Wilshire Variable Insurance Trust Tax Information (Unaudited)

Of the distributions made by the following Funds, the corresponding percentage represents the amount of each distribution which will qualify for the dividends received deduction available to corporate shareholders:

Fund	Percentage
Equity Fund	100.00%
Balanced Fund	25.60%
Socially Responsible Fund	100.00%

73

Wilshire Variable Insurance Trust Privacy Statement

At Wilshire Variable Insurance Trust, we appreciate the privacy concerns of our customers. We have established the following policies to maintain the privacy of information you share with us.

Information We Collect

We collect and retain nonpublic personal information about you that may include:

Information we receive on your account applications or other forms such as your name, address, financial information and/or social security number;

Information we receive about your mutual fund transactions, such as purchases, sales, exchanges and account balances; and

Information we collect through the use of Internet “cookies” when you access our website. Cookies are a collection of information stored on the local hard drive of an Internet user, used primarily by web servers to identify previous users and their preferences. A web server cannot find out a user’s name or email address, or anything about the user’s computer using cookies.

Information We May Share

We do not sell any of your nonpublic personal information to third parties. We may share the information we collect with affiliates or with non-affiliated third parties only when those parties are acting on our behalf in servicing your account, or as required by law. These third parties may include:

Administrative service providers who, for example, process transactions for your account, print checks or prepare account statements;

Companies that provide services for us to help market our products to you; and

Governmental or other legal agencies, as required by law.

When information is shared with third parties, they are legally obligated to maintain the confidentiality of the information and to limit their use of it to servicing your account, except as permitted or required by law.

Confidentiality And Security

Within our organization, we restrict access to your nonpublic personal information to authorized employees who need to access such information in order to provide services or products to you. We maintain physical, electronic and procedural safeguards to protect your nonpublic personal information.

As previously mentioned, we may collect information through the use of Internet “cookies” on our website. In addition, in order to provide you with access to your account via the web, it is necessary for us to collect certain nonpublic personal information such as your name, social security number and account information. Special measures such as data encryption and authentication apply to all nonpublic personal information and communications on our web site.

Applicability

Our privacy policies apply only to those individual investors who have a direct customer relationship with us. If you are an individual shareholder of record of any of the Funds, we consider you to be our customer. Shareholders purchasing or owning shares of any of the Funds through their bank, broker, or other financial institution should also consult that financial institution’s privacy policies.

The Wilshire Variable Insurance Trust values your business. We understand the importance of maintaining the integrity of your personal information and are committed to keeping your trust. Please contact us at 888-200-6796 if you have any questions concerning our policy.

Wilshire Variable Insurance Trust Annual Report December 31, 2013

Wilshire Variable Insurance Trust
Equity Fund Balanced Fund Income Fund	Small Cap Fund International Equity Fund Socially Responsible Fund

Board of Trustees
Margaret M. Cannella Roger A. Formisano Edward Gubman	Suanne K. Luhn George J. Zock Chairman of the Board

Officers of the Funds
Jason Schwarz President	James E. St. Aubin Vice President
Helen Thompson Vice President, Chief Compliance Officer	Nathan R. Palmer Vice President
Michael Wauters Treasurer	Reena Lalji Secretary
Gaurav Chopra Assistant Treasurer

Administrator
SEI Investments Global Funds Services
1 Freedom Valley Drive
Oaks, PA 19456

Transfer Agent
DST Systems, Inc.
333 W. 11th St.
Kansas City, MO 64105

Investment Adviser
Wilshire Associates Incorporated
1299 Ocean Avenue
Santa Monica, CA 90401-1085

Custodian
The Northern Trust Company
50 LaSalle Street
Chicago, IL 90401-1085

Independent Registered Public Accounting Firm
PricewaterhouseCoopers LLP
Two Commerce Square
2001 Market Street, Suite 1700
Philadelphia, PA 19103-7042

Investment Subadvisers
Clear Bridge Investments LLC
620 8th Avenue
New York, NY 10018

Santa Barbara Asset Management, LLC
2049 Century Park East, 18th Floor
Los Angeles, CA 90067

TWIN Capital Management, Inc.
3244 Washington Road, Suite 202
McMurray, PA 15317

Los Angeles Capital Management
and Equity Research, Inc.
11150 Santa Monica Blvd., Suite 200
Los Angeles, CA 90025

WCM Investment Management
281 Brooks Street
Laguna Beach, CA 92651

Thomas White International, Ltd.
440 South LaSalle Street, Suite 3900
Chicago, IL 60605

Ranger Investment Management, L.P.
300 Crescent Court, Suite 1100
Dallas, TX 75201

Western Asset Management Company
117 E. Colorado Blvd., Suite 600
Pasadena, CA 91105

Western Asset Management Limited
155 Bishopsgate, London England
EC2M 3XG

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Wilshire Variable Insurance Trust

Wilshire Associates Incorporated
1299 Ocean Avenue
Santa Monica, CA 90401
1-888-200-6796
WIL-AR-002-0600